As filed with the U.S. Securities and Exchange Commission on April 28, 2021
Registration Nos. 333-133675
811-07534

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT
Under the Securities Act of 1933	☒
Post-Effective Amendment No. 23
and/or
REGISTRATION STATEMENT
Under the Investment Company Act of 1940	☒
Amendment No. 58

PARAGON SEPARATE ACCOUNT B
(Exact Name of Registrant)

METROPOLITAN LIFE INSURANCE COMPANY
(Name of Depositor)
200 Park Avenue
New York, NY 10166
(Address of Depositor’s Principal Executive Offices)
Depositor’s Telephone Number, Including Area Code: (212) 578-9500
METROPOLITAN TOWER LIFE INSURANCE COMPANY
200 Park Avenue
New York, NY 10166
(Name and Address of Guarantor)
Stephen W. Gauster, Esq.
Executive Vice President and General Counsel
Metropolitan Life Insurance Company
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Copy to:
W. Thomas Conner, Esq.
Vedder Price P.C.
1401 I Street, N.W.
Suite 1100
Washington, D.C. 20005
(Approximate Date of Proposed Public Offering)
It is proposed that this filing will become effective (check appropriate box)
□	immediately upon filing pursuant to paragraph (b)
☒	on April 30, 2021 pursuant to paragraph (b)

□	60 days after filing pursuant to paragraph (a)(1)
□	on (date) pursuant to paragraph (a)(1) of Rule 485
□	this post-effective amendment designates a new effective date for a previously filed post-effective amendment
Title of Securities Being Registered: (i) Group and Individual Flexible Premium Variable Life Insurance Policies and (ii) Guarantee related to insurance obligations under these Group and Individual Flexible Premium Variable Life Insurance Policies.

April 30, 2021
Group Variable Universal Life Insurance Policies And Certificates (Metflex GVUL D)
Issued by Paragon Separate Account B
Metropolitan Life Insurance Company
Direct all correspondence and inquiries to the Administrative Office:
MetLife GVUL
Administrative Office
Suite 600; 11330 Olive Boulevard; St. Louis, Mo 63141
Phone number: (800) 756-0124
PROSPECTUS
This Prospectus describes group variable universal life insurance policies and certificates offered by Metropolitan Life Insurance Company (the “Company,” “Metropolitan Life”, “MetLife,” “we,” “our,” or “us”) which are designed for use in group insurance programs sponsored by employers or other organizations. An employer or sponsoring organization (the “Employer”) will participate in the Group Policy issued to the MetLife Group Insurance Trust, a multi-employer/ organization trust, or to a similar trust, (the “Trust”) established for use in group insurance programs. In some states, we may issue a Group Policy directly to the employer or sponsoring organization. We will issue Certificates to eligible employees or members (the “Employees”) showing the rights of the Certificate owner (“Owner” or “you”). The Employee is usually both the Owner and the Insured under a Certificate unless a different Owner is designated by the Employee.
The Certificate is a long-term investment designed to provide significant life insurance benefits. This prospectus provides information that a prospective owner should know before investing in the Certificate. You should consider the Certificate in conjunction with other insurance you own.
If you are a new investor in the Certificate, you may cancel your Certificate generally within 20 days (or such longer period as state law requires) of your receipt of the Certificate or, if later, 45 days after you sign the application for coverage. You may return the Certificate during this period for a refund. We will refund an amount equal to all premiums paid under the Certificate. You should review this prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
Paragon Separate Account B (the “Separate Account”) consists of a number of Divisions (Divisions may be referred to as “Investment Divisions” in your Certificate and marketing materials) each of which invests solely in a Portfolio of a Fund. You may allocate net premiums to the Divisions that invest in the Portfolios available in your group insurance Plan or to the Fixed Account.
Please see Appendix A of this prospectus for a list of the Portfolios available for your group insurance plan.
Please note that the Certificate and the Portfolios are not guaranteed to achieve their goals, are not federally insured, are not endorsed by any bank or government agency, and are subject to risks, including the loss of the amount invested.
Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved the Certificate or determined that this Prospectus is adequate or complete. Any representation to the contrary is a criminal offense.
IMPORTANT INFORMATION
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a Portfolio’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from us. Instead, the shareholder reports will be made available on dfinview.com/metlife/tahd/MET000250  , and you will be notified by mail each time a shareholder report is posted and provided with a website link to access the shareholder report.
If you already elected to receive your shareholder report electronically, you will not be affected by this change, and you need not take any action. You may elect to receive shareholder reports and other communications electronically, including Portfolio prospectuses and other information we send you by calling us at (800) 756-0124.
If you wish to continue to receive shareholder reports in paper on and after January 1, 2021, we will continue to send you all future reports in paper, free of charge. Please call (800) 756-0124 if you wish to continue receiving paper copies of the Portfolios’ shareholder reports. Your election to receive shareholder reports in paper will apply to all Portfolios available under your Policy.

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KEY INFORMATION
Important Information You Should Consider About the CERTIFICATE
	FEES AND EXPENSES			LOCATION IN PROSPECTUS
Charges for Early Withdrawals	None
Transaction Charges	You may be subject to transaction charges that may apply if you surrender your Certificate or make a partial withdrawal. You also may be charged for other transactions such as when you make a premium payment, transfer cash value between investment options, or exercise your Accelerated Death Benefit Option.			“Charges and Deductions — Transaction Charges”
Ongoing Fees and Expenses (annual charges)	In addition to charges described above, an investment in the Certificate is subject to certain ongoing fees and expenses, including a mortality and expense risk charge and a monthly deduction covering the cost of insurance under the Certificate, monthly administrative charge and optional benefits added by rider, and such fees and expenses are set based on characteristics of the insured (e.g., the age and rate class of the covered person) as well as the Group characteristics. Please refer to the specifications page of your Certificate for applicable rates.

	You will also bear expenses associated with the Portfolios available under your Certificate, as shown in the following table.			“Charges and Deductions — Monthly Deduction” “Charges and Deductions — Mortality and Expense Risk Charge” “Charges and Deductions — Portfolio Charges and Expenses”
	ANNUAL FEE	MIN.	MAX.
	Investment options (Portfolio fees and expenses)	0.28%	0.77%
	RISKS			LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in the Contract.			“Principal Risks”
Not a Short-Term Investment	The Certificates are designed to provide insurance protection. They should not be used as a short-term investment or if you need ready access to cash, because you will be charged when you make premium payments and you will also pay a transaction fee on partial withdrawals.			“Principal Risks”
Risks Associated with Investment Options	An investment in this Certificate is subject to the risk of poor investment performance and can vary depending on the performance of the Portfolios available under the Certificate. Each investment option (including any Fixed Account investment option) has its own unique risks. You should review the investment options before making an investment decision.			“Principal Risks”
Insurance Company Risks	Investments in the Certificate are subject to the risks related to Metropolitan Life including any obligations (including under any Fixed Account investment options), guarantees, and benefits of the Certificate are subject to the claims paying ability of Metropolitan Life. If Metropolitan Life experiences financial distress, it may not be able to meet its obligations to you. More information about Metropolitan Life, including its financial strength ratings, is available upon request by calling call 1-800-756-0124 or visiting: https://www.metlife.com/about-us/corporate-profile/ratings/.			“Principal Risks”
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	RISKS	LOCATION IN PROSPECTUS
Contract Lapse	Your Certificate may lapse if you have paid an insufficient amount of premiums or if the investment experience of the Portfolios is poor and the cash surrender value under your Certificate is insufficient to cover the monthly deduction. Lapse of a Certificate on which there is an outstanding loan may have adverse tax consequences. If the Certificate lapses, no death benefit will be paid. A Certificate may be reinstated if the conditions for reinstatement are met including the payment of required premiums.	“Principal Risks — Certificate Lapse”
	RESTRICTIONS	LOCATION IN PROSPECTUS
Investments	At the present time, no charge is assessed against the cash value of a Certificate when amounts are transferred among the Divisions of the Separate Account and between the Divisions and the Fixed Account, but we reserve the right to impose a charge of $25 to cover administrative costs incurred in processing any transfer in excess of 12 in a Certificate year. Certificate owners may transfer cash value between and among the investment divisions and the Fixed Account. Restrictions may apply to frequent transfers.

	Metropolitan Life reserves the right to remove or substitute portfolio companies as investment options that are available under the Certificate.	“Features of the Certificate - Transfers”
Optional Benefits	Rider availability is subject to your employer making the rider available. Depending upon your Employer's requirements, certain Policy riders may only be able to be added to in force Policies during the Employer's annual enrollment. With respect to the dependent life benefit riders (spouse coverage or child coverage), the Policy owner must be in active status as an employee of the Employer in order to add these riders.	“Features of the Certificate -Additional Benefits and Riders”
	TAXES	LOCATION IN PROSPECTUS
Tax Implications	Consult with a tax professional to determine the tax implications of an investment in and payments received under this Certificate.

Withdrawals will be subject to ordinary income tax, and may be subject to tax penalties.

	Lapse of a Certificate on which there is an outstanding loan may have adverse tax consequences.	“Federal Tax Matters”
	CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
Investment Professional Compensation	Your investment professional may receive compensation relating to your ownership of a Certificate, This conflict of interest may influence your investment professional when advising you on your Certificate. These investment professionals may have a financial incentive to offer or recommend the Certificate over another investment.	“Distribution of the Group Policy and the Certificates”
Exchanges	Some investment professionals may have a financial incentive to offer you a new policy in place of your current Certificate. You should only exchange your Certificate if you determine, after comparing the features, fees, and risks of both policies, that it is better for you to purchase the new policy rather than continue to own your existing Certificate.	“Distribution of the Group Policy and the Certificates”
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OVERVIEW OF THE CERTIFICATE
Purpose of the Certificate
The Certificate is designed for use in employer-sponsored life insurance programs to provide employees who elect coverage tax deferred accumulation of assets through an investment portfolio and a death and/or other benefits. The Certificate may be appropriate for an investor who has a longer time horizon, is not purchasing the Certificate for short-term liquidity needs and desires life insurance coverage.
Premium Payments
Where provided by an Employer, the minimum initial premium and the planned premium will be remitted to us by the Employer on your behalf pursuant to a premium payment schedule (the “Payroll Deduction Plan”). You must authorize the amount of the premiums remitted by the Employer. If the Employer does not provide a Payroll Deduction Plan, you must pay the minimum premium and the planned premium directly to us. In addition to planned premiums, you may send unscheduled premium payments directly to us at any time and in any amount, subject to the minimum and maximum premium limitations. No insurance will take effect until the minimum initial premium set forth in the specifications pages of the Certificate is paid, and the health and other conditions, including eligibility of the insured described in the application for insurance, must not have changed. Every premium payment (other than a planned premium) paid must be at least $20. We reserve the right not to accept a premium payment other than a planned premium for up to six months from the date a partial withdrawal is paid to you, unless the premium payment is required to keep the Certificate in force. We will not accept any premium payment that would cause your total premiums to exceed current maximum premium limitations that qualify the Certificate as life insurance according to federal tax laws. The planned premium is an amount that you arrange to pay for the Certificate that is based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Certificate. You are not required to pay premiums equal to the planned premium. Premium payments made directly to us should be sent to our Administrative Office. The payment of a given premium will not necessarily guarantee that your Certificate will remain in force. Rather, this depends on the Certificate’s cash surrender value. Insufficient premiums may result in lapse of the Certificate. Premiums may be allocated among the investment options including the Fixed Account. Additional information about each Portfolio including its investment objective, advisers and any sub-advisers as well as current expenses and certain performance information is included in Appendix A.
Features of the Certificate
The Certificate has a number of features designed to provide lifetime insurance coverage as well as maximum flexibility in connection with premium payments and death benefits, including flexibility to change the type and amount of the death benefit; flexibility in paying premiums; loan privileges; surrender privileges; and optional insurance benefits.
Standard Death Benefit. We pay death benefit proceeds to the Beneficiary once we have received satisfactory proof of the Insured’s death, or to you, before the Insured’s death and under circumstances described in available riders. The death benefit proceeds equal the death benefit PLUS any additional benefit provided by rider and MINUS any outstanding Indebtedness and any unpaid monthly deductions and any benefits paid under the Accelerated Benefits Rider as of the end of the Valuation Period that includes the date of the Insured’s death.
You may choose between two standard death benefit options available under the Certificate. After the first Certificate Anniversary, you may change the death benefit option while the Certificate is in force. Changing the
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death benefit option may have tax consequences. We calculate the amount payable under each death benefit option as of the Insured’s date of death.
•	Death Benefit Option A is a “Level Type” death benefit equal to the Face Amount of the Certificate or, if greater, a percentage of Cash Value based on federal tax law requirements.
•	Death Benefit Option B is an “Increasing Type” death benefit equal to the Face Amount of the Certificate plus the Cash Value or, if greater, a percentage of Cash Value based on federal tax law requirements. This option is the only option presented for purchase for certain Group Policies and Employer-sponsored programs.
So long as a Certificate remains in force, the death benefit under either option will be at least equal to the current Face Amount. The death benefit will never be less than the minimum amount required for the Certificate to be treated as life insurance under U.S. Federal income tax rules, as in effect on the date the Certificate was issued.
Surrenders. At any time that a Certificate is in effect, you may elect to surrender the Certificate and receive its Cash Surrender Value. A surrender may have tax consequences.
Partial Withdrawals. You may request to withdraw part of the Cash Surrender Value once each Certificate Month. Partial withdrawals may have federal income tax consequences and may increase the risk that your Certificate will lapse (terminate without value).
Transfers. Subject to certain restrictions, you may transfer Cash Value among the Divisions of the Separate Account or Fixed Account. There are restrictions on transfers involving the Fixed Account. We may restrict transfers in the future or even revoke the transfer privilege for certain Owners. For additional information on the restrictions we may impose on transfers and the costs and risks to you that can result from disruptive trading activities, see “Transfers.”
Loans. You may borrow against the Cash Value of a Certificate. We transfer a portion of the Cash Value equal to the amount of the loan, and an amount equal to the present value of the loan interest due, from each Division of the Separate Account and the Fixed Account to the Loan Account as collateral for the loan. The maximum amount you may borrow is an amount equal to 85% of the Cash Value on the date the loan is requested less any outstanding Indebtedness. We charge interest on the amount of the Certificate Loan at a maximum annual rate of 8%. We will credit interest on amounts in the Loan Account at an annual rate that will not be lower than the guaranteed minimum rate in effect on the issue date of your Group Policy, which in no event will be lower than 1%. Loans may have tax consequences.
Additional Benefits and Riders. We offer several optional insurance benefits and riders that provide supplemental benefits under the Certificate. These are the Waiver of Monthly Deductions During Total Disability Rider, Children’s and Spouse's Dependent’s Life Benefit Rider, Accelerated Benefits Rider, Accidental Death and Dismemberment Insurance Rider. We generally deduct any monthly charges for these options and riders from the Cash Value as part of the monthly deduction. These riders may not be available in all states and some Plans may not offer certain riders. Please contact us at our Administrative Office for further details.
Paid-Up Certificate Benefit. You can choose to terminate the death benefit (and any riders in effect) and use all or part of the Cash Surrender Value as a single premium for a “paid-up” benefit. (“Paid-up” means no further premiums are required.)
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FEE TABLES
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Certificate. We may charge fees and use rates that are lower than the maximum guaranteed charges reflected in the tables. The Employer chooses which charges, Group A, Group B or Group C, will apply to the Certificates issued to the Employees of the Employer. (See “Issuing the Certificate — Selection of Charge Structure (Group A, Group B and Group C)”). Please refer to your Certificate specification page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Certificate, surrender or make withdrawals from the Policy, or transfer cash between investment options.
Transaction Charges
Charge	When Charge is Deducted	Maximum Amount Deducted
Premium Tax Charge	Upon Receipt of Premium Payment	Group A	Group B	Group C
		2.25%	2.25%	No explicit charge(1)
Partial Withdrawal Charge	Upon each partial withdrawal from the Certificate	$25 (2)
Transfer Charge	Upon transfer in excess of 12 in a Certificate Year	$25 per transfer(3)
Accelerated Benefits Rider Administrative Charge	At the time an accelerated death benefit is paid	$150 (3)
(1)	For Certificates issued under a Group C charge structure, the premium tax charge is not assessed as explicit charge; instead, it is included in the insurance rates resulting in a higher cost of insurance charge for these Certificates. (See “Selection of Charge Structure (Group A, Group B and Group C)”.
(2)	The partial withdrawal charge is equal to the lesser of $25 or 2% of the amount of the withdrawal.
(3)	We do not currently impose this charge.
The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate not including Portfolio fees and expenses.
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Periodic Charges Other Than Annual Portfolio Expenses
Charge	When Charge Deducted	Amount Deducted
Base Contract Charge:
Cost of Insurance(1) • Minimum and Maximum Charge	Monthly	$0.26 to $112.63 per $1,000 of net amount at risk
• Charge for a Representative Insured (2)		$0.81 per $1,000 net amount at risk
Administrative Charge(3)	Monthly	Group A	Group	Group C
		$6.50	No explicit charge(4)	No explicit charge(4)
Mortality and Expense Risk Charge(5)	Daily	0.90% (annually) of the net assets of each Division of the Separate Account
Loan Interest Spread(6)	Each Certificate Anniversary	2.0%
Optional Benefit Charges:
Waiver of Monthly Deductions During Total Disability Rider(7), (8)	Monthly
• Minimum and Maximum Charge		$0.10 to $$0.31 per $1,000 net amount at risk
• Charge for a Representative Insured (2)		$0.00 per $1,000 net amount at risk
Dependent’s Life Benefits Rider -Child	Monthly	$0.41 per $1,000 of coverage
Dependent’s Life Benefits Rider –Spouse(7)
• Minimum and Maximum Charge	Monthly	$0.26 to $112.63 per $1,000 net amount at risk
• Charge for a Representative Insured (9)		$0.81 per $1,000 of coverage net amount at risk
Accidental Death and Dismemberment Insurance Rider(7), (8)	Monthly
• Minimum and Maximum Charge		$0.26 to $112.63 per $1,000 net amount at risk
• Charge for a Representative Insured (2)		$0.81 per $1,000 net amount at risk
(1)	Cost of insurance rates vary based on the Insured’s Attained Age and rate class. The cost of insurance charge will also vary depending on which charge structure the Employer has chosen for the Certificates. The cost of insurance charge is greater for participants in a Plan that uses a Group B or Group C charge structure than those in a Plan that uses a Group A charge structure. (See “Issuing the Certificate — Selection of Charge Structure, Group A, Group B and Group C.”) The cost of insurance charges shown in the table may not be typical of the charges you will pay. More detailed information concerning your cost of insurance charges is available on request from our Administrative Office.
(2)	A representative Insured is a person with an, attained age of 43, actively at work.
(3)	The maximum administrative charge we can apply to any Certificate can vary but will not exceed the amounts in the table. Please refer to the specifications pages of your Certificate for the administrative charge that applies to your Certificate.
(4)	For Certificates issued under a Group B or Group C charge structure, the administrative charge is not assessed as an explicit charge; instead, it is included in the insurance rates resulting in a higher cost of insurance charge for these Certificates. (See “Selection of Charge Structure (Group A, Group B and Group C).
(5)	The Mortality and Expense Risk Charge is currently 0.75% (annually) of the net assets of each Division of the Separate Account.
(6)	While the amount we charge you is guaranteed not to exceed 8% annually and the amount we credit is guaranteed not to
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be lower than the guaranteed minimum annual rate in effect on the issue date of your Group Policy, which in no event will be lower than 1%. We also guarantee that the Loan Interest Spread will not be greater than 2%.
(7)	Charges for this rider vary based on the Insured’s individual characteristics. The cost of insurance charge shown in the table may not be representative of the charge that a you will pay. Your Certificate will indicate the rider charges applicable to your Certificate. More detailed information concerning your charges is available on request from our Administrative Office.
(8)	The maximum charge for these riders does not increase the maximum charge outlined under the maximum charge of the Cost of Insurance Charge.
(9)	For Dependent’s Life’s Benefits Rider — Spouse a representative Insured is an employee’s spouse that has an attained age of 43.
Annual Portfolio Expenses
The next table shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Policy. A complete list of the Portfolios available under the Certificate, including their annual expenses, may be found in Appendix A at the back of this document.
	Minimum	Maximum
Annual Portfolio Expenses (as a percentage of average net assets) (expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.28%	0.77%
PRINCIPAL RISKS
Investment Risk
If you invest your Cash Value in one or more Divisions of the Separate Account, then you will be subject to the risk that the investment performance of the Divisions will be unfavorable and that the Cash Value will decrease. An investment in this Certificate is subject to the risk of poor investment performance and can vary depending on the performance of the Portfolios available under the Certificate. Each investment option (including any Fixed Account option) has its own unique risks. You should review the investment options before making an investment decision. A comprehensive discussion of the risks of each of the Portfolios may be found in each Portfolio's prospectus. Please refer to the prospectuses for the Portfolios for more information. There is no assurance that any of the Portfolios will achieve its stated investment objective. In addition, we deduct Certificate fees and charges from your Cash Value, which can significantly reduce your Cash Value. During times of poor investment performance, this deduction will have an even greater impact on your Cash Value. You could lose everything you invest and your Certificate could lapse without value, unless you pay additional premium.
If you allocate premiums to the Fixed Account, then we credit your Cash Value (in the Fixed Account) with a declared rate of interest. You assume the risk that the interest rate on the Fixed Account may decrease, although it will never be lower than the guaranteed minimum annual rate in effect on the issue date of your Group Policy, which in no event will be lower than 1%.
Risk of An Increase In Current Fees and Expenses
Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Certificate in force.
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Certificate Lapse
If your Cash Surrender Value is not enough to pay the monthly deduction and other charges, your Certificate may enter a 62-day grace period. We will notify you that the Certificate will lapse (terminate without value) unless you make sufficient payment during the grace period. Your Certificate also may lapse if your Indebtedness exceeds your Cash Value on any Monthly Anniversary. If either of these situations occurs, your Certificate will be in default and you must pay a specified amount of new premium to prevent your Certificate from lapsing. Subject to certain conditions and our underwriting rules, you may reinstate a lapsed Certificate within three years after the date of lapse and before the Maturity Date. In certain situations your Certificate may also terminate if your employer ends its participation in the Group Policy.
Limitations on Access to Cash Value
We limit partial withdrawals of cash value from the Certificates to amounts not less than $200 and we reserve the right to limit withdrawals you request from the Fixed Account, to not more than the 25% of the largest amount in the Fixed Account over the last four Certificate years (or since the Date of Certificate if the Certificate has been in effect for less than four years).
Limitations on Transfers
We do not currently charge for transfers, but we reserve the right to charge up to $25 per transfer to cover administrative costs incurred in processing any transfer in excess of 12 in a Certificate year, except for transfers under the Automated Investment Strategies. We have adopted procedures to limit excessive transfer activity. In addition, each Portfolio may restrict or refuse certain transfers among, or purchases of shares in their Portfolios as a result of certain market timing activities. You should read each Portfolio's prospectus for more details. The minimum amount you may transfer is $200 or, if less, the total amount in an investment option. We reserve the right to limit transfers from the Fixed Account in any Certificate year to 25% of the largest amount in the Fixed Account over the last four Certificate years (or since the Date of Certificate if the Certificate has been in effect for less than four years).
Tax Treatment
To qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Certificate must satisfy certain requirements which are set forth in the Internal Revenue Code (the “Code”). Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Certificate should satisfy the applicable requirements. If it is subsequently determined that a Certificate does not satisfy the applicable requirements, we may take appropriate steps to bring the Certificate into compliance with such requirements and we reserve the right to restrict Certificate transactions in order to do so. The insurance proceeds payable upon death of the Insured will never be less than the minimum amount required for a Certificate to be treated as life insurance under Section 7702 of the Code, as in effect on the date the Certificate was issued.
Depending on the total amount of premiums you pay, the Certificate may be treated as a “modified endowment contract” (“MEC”) under Federal tax laws. If a Certificate is treated as a MEC, then surrenders, partial withdrawals, and loans under the Certificate will be taxable as ordinary income to the extent there are earnings in the Certificate. In addition, a 10% penalty tax may be imposed on surrenders, partial withdrawals, and loans taken before you reach age 59 1⁄2.
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Under current federal income tax law, the taxable portion of distributions from variable life contracts is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends.
You should consult a qualified tax adviser for assistance in all Certificate-related tax matters.
Surrender And Partial Withdrawals (Short-Term Investment Risk)
We designed the Certificate to meet long-term financial goals. To best realize the benefits available through the Certificate — including the benefit of tax deferred build-up of Cash Value, you should purchase the Certificate only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Certificate if you intend to surrender all or part of the Certificate in the near future. THE CERTIFICATE IS NOT SUITABLE AS A SHORT-TERM SAVINGS VEHICLE. A surrender, in whole or in part, may have tax consequences and may increase the risk that your Certificate will lapse.
We assess a partial withdrawal transaction charge equal to the lesser of $25 or 2% of the amount withdrawn. A partial withdrawal may reduce the Face Amount as well as the death benefit. In certain circumstances, the reduction of the death benefit resulting from a partial withdrawal also may affect the cost of insurance charge and the amount of insurance protection afforded under a Certificate. Partial withdrawals may have tax consequences and may increase the risk that your Certificate will lapse.
Loans
A Certificate Loan, whether or not repaid, will affect Cash Value over time because we subtract the amount of the Certificate Loan from the Divisions of the Separate Account and/or the Fixed Account and hold that amount in the Loan Account. This loan collateral does not participate in the investment performance of the Divisions of the Separate Account.
We reduce the amount we pay on the Insured’s death, surrender, or the maturity of the Certificate, by the amount of any Indebtedness. Your Certificate may lapse (terminate without value) if the Indebtedness exceeds the Cash Value on any Monthly Anniversary.
A Certificate Loan may have tax consequences. If you surrender the Certificate or allow the Certificate to lapse or if the Certificate terminates while a Certificate Loan is outstanding, the amount of the outstanding Indebtedness, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly.
Other Matters
The novel coronavirus COVID-19 pandemic is causing illnesses and deaths. This pandemic, other pandemics, and their related major public health issues are having a major impact on the global economy and financial markets. Governmental and non-governmental organizations may not effectively combat the spread and severity of such a pandemic, increasing its harm to the Company. Any of these events could materially adversely affect the Company’s operations, business, financial results, or financial condition.
Cybersecurity
Cybersecurity breaches can be intentional or unintentional events, and can occur through unauthorized access to computer systems, networks or devices; infection from computer viruses or other malicious software code; or attacks that shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality. Cybersecurity breaches can interfere with our processing of transactions, including the processing of
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transfer orders from our website or with the Portfolios; impact our ability to calculate cash values; cause the release and possible destruction of confidential Certificate Owner or business information; or impede order processing or cause other operational issues. Although we continually make efforts to identify and reduce our exposure to cybersecurity risk, there is no guarantee that we will be able to successfully manage this risk at all times.
Insurance Company Risks
Policies are subject to the risks related to Metropolitan Life, including any obligations (including under any fixed account investment options), guarantees, of the Portfolios and benefits of the Policy are subject to the claims paying ability of Metropolitan Life. If Metropolitan Life experiences financial distress, it may not be able to meet its obligations to you. More information about Metropolitan Life, including its financial strength ratings, is available upon request by calling (800) 756-0124.
THE COMPANY AND THE FIXED ACCOUNT
The Company
Metropolitan Life Insurance Company is a provider of insurance, annuities, employee benefits and asset management. We are also one of the largest institutional investors in the United States with a general account portfolio invested primarily in fixed income securities (corporate, structured products, municipals, and government and agency) and mortgage loans, as well as real estate, real estate joint ventures, other limited partnerships and equity securities, at December 31, 2020. The Company was incorporated under the laws of New York in 1868. The Company’s office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc.
Obligations to Owners and Beneficiaries that arise under the Certificate are obligations of MetLife.
The Fixed Account
The Fixed Account is part of the Company’s general account. The general Account consists of all assets owned by MetLife other than those in the Separate Account and other separate accounts. We own the assets in the general Account and we use these assets to support our insurance and annuity obligations other than those funded by our separate investment accounts. These assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over the investment of the assets of the Fixed Account. We guarantee that the amounts allocated to the general Account will be credited interest daily at a net effective annual interest rate that will not be lower than the guaranteed minimum rate in effect on the issue date of your Group Policy, which in no event will be lower than 1%. The principal, after charges and deductions, also is guaranteed. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion.
Restrictions on Partial Withdrawals and Transfers From the Fixed Account. An Owner may withdraw a portion of Cash Value from the Fixed Account. The maximum amount that can be withdrawn in any Certificate Year (through partial withdrawals or transfers) from the Fixed Account is 25% of the largest amount in the Fixed Account over the last four Certificate Years (or less if the Certificate has been in force for less than four Certificate Years). We are not currently enforcing this restriction for partial withdrawals from the Fixed Account but reserve our right to do so in the future. It is important to note that since we are enforcing the restrictions on transfers from the Fixed Account, it could take a number of years to fully transfer a current balance in the Fixed Account to the Divisions of
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the Separate Account. You should keep this in mind when considering whether an allocation of Cash Value to the Fixed Account is consistent with your risk tolerance and time horizon.
Transfers and Partial Withdrawals from the Fixed Account are also subject to the general provisions regarding transfers and partial withdrawals. (See “Surrenders and Partial Withdrawals” and “Transfers.”) The total amount available for withdrawal may not exceed the total Cash Surrender Value of the Certificate.
The Loan Account is part of the general account.
We have not registered interests in the Fixed Account under the Securities Act of 1933, nor have we registered the Fixed Account as an investment company under the 1940 Act.
THE SEPARATE ACCOUNT AND THE PORTFOLIOS
The Separate Account
The Separate Account was established as a separate investment account on January 4, 1993 and is subject to New York law. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) and meets the definition of a “separate account” under federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or the Company by the SEC. The Separate Account may be used to support other variable insurance policies we issue.
The investment adviser to certain of the Portfolios offered with the Group Policy or with other group policies issued through the Separate Account may be regulated as a Commodity Pool Operator. While MetLife does not concede that the Separate Account is a commodity pool, MetLife has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodities Exchange Act (“CEA”), and is not subject to registration or regulation as a pool operator under the CEA.
The Separate Account is divided into Divisions, each of which invests in shares of a Portfolio. The Portfolios that are available in the Certificate vary by Plan. Income and both realized and unrealized gains or losses from the assets of the Separate Account are credited to or charged against that Separate Account without regard to income, gains, or losses from any other business the Company may conduct.
We segregate the assets in the Separate Account from our Fixed Account assets. The assets in the Separate Account shall at least equal the Separate Account reserves and other liabilities under the Certificates. Under applicable state insurance law, assets equal to the reserves and other liabilities under the Certificates are not chargeable with liabilities arising out of any other business of MetLife. If the assets in the Separate Account exceed the reserves and other liabilities under the Certificates, then we may, from time to time in the normal course of business, transfer the excess to our Fixed Account. Such excess amounts may include, without limitation, amounts representing fees and charges incurred, but not yet deducted from the Separate Account. Before making any such transfers, we will consider any possible adverse impact the transfer may have on the Separate Account.
We are obligated to pay all amounts promised to investors under the Certificate. The assets of the Separate Account may not be used to pay any liabilities of MetLife other than those arising under the Certificate or other products funded by the Separate Account. Any such amount that exceeds the Certificate’s Cash Value in the Separate Account is paid from our general account. Death benefit amounts and any optional benefits paid from the general account are subject to the financial strength and claims paying ability of the Company and our long term ability to make such payments. We issue other life insurance policies and annuity contracts where we pay all money we owe
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under those policies and contracts from our general account. MetLife is regulated as an insurance company under state law, which includes, generally, limits on the amount and type of investments in its general account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.
We do not guarantee any money you place in the Divisions of the separate account. The value of each Division of the separate account will increase or decrease, depending on the investment performance the corresponding Portfolio. You could lose some or all of your money.
The Portfolios
The Portfolios available under the Certificate including each Portfolio name, investment objective, adviser, sub-adviser, current expenses and average annual total returns of each Portfolio are set forth in Appendix A. Each Portfolio Prospectus and Statement of Additional Information contain information about each Portfolio and may be obtained by visiting dfinview.com/metlife/tahd/MET000250  or calling (800) 756-0124.
Each Division of the Separate Account invests solely in shares of a Portfolio. Each Portfolio is part of a mutual fund that is registered with the SEC as an open-end, management investment company. This registration does not involve supervision of the management or investment practices or policies of the Portfolios or the mutual funds by the SEC.
The assets of each Portfolio are held separate from the assets of the other Portfolios, and each Portfolio has investment objectives and policies that are generally different from those of the other Portfolios. The income or losses of one Portfolio generally have no effect on the investment performance of any other Portfolio.
In addition to the Separate Account, the Portfolios may sell shares to other separate accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans, or to certain pension and retirement plans qualifying under Section 401 of the Code. It is possible that, in the future, material conflicts could arise as a result of such “mixed and shared” investing.
These Portfolios are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. The investment objectives and policies of certain Portfolios are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the Portfolios may differ from the results of these other portfolios. There can be no guarantee, and no representation is made, that the investment results of any of the Portfolios will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager.
There is No Assurance That Any of the Portfolios Will Achieve its Stated Objective. For example, an investment in a money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any governmental agency and, during periods of low interest rates, the yields of money market Divisions may become extremely low and possibly negative. More detailed information, including a description of risks and expenses, is in the prospectuses for the Portfolios.
Certain Payments We Receive With Regard to the Portfolios. An investment adviser or subadviser of a Portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing and support services with respect to the Certificates and, in the Company’s role as an intermediary, with respect to the Portfolios. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory
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fee deducted from Portfolio assets. Owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees. (See the Portfolios' prospectuses for more information.) The amount of the payments we receive is based on a percentage of assets of the Portfolios attributable to the Certificates and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.
Additionally, an investment adviser or subadviser of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Certificates and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliates) with increased access to persons involved in the distribution of the Certificates.
On August 4, 2017, MetLife, Inc. completed the separation of Brighthouse Financial, Inc. and its subsidiaries (“Brighthouse”) where MetLife, Inc. retained an ownership interest of 19.2% common stock outstanding of Brighthouse Financial, Inc. In June 2018, MetLife, Inc. sold Brighthouse Financial, Inc. common stock in exchange for MetLife, Inc. senior notes and Brighthouse was no longer considered a related party. At December 31, 2020, MetLife, Inc. held no shares of Brighthouse Financial, Inc. for its own account; however, certain insurance company separate accounts managed by MetLife held shares of Brighthouse Financial, Inc. Brighthouse subsidiaries include Brighthouse Investment Advisers, LLC, which serves as the investment adviser for the Brighthouse Funds Trust I and Brighthouse Funds Trust II. We and our affiliated companies have entered into agreements with Brighthouse Investment Advisers, LLC, Brighthouse Funds Trust I and Brighthouse Funds Trust II whereby we receive payments for certain administrative, marketing and support services described in the previous paragraphs. Currently, the Portfolios in Brighthouse Funds Trust I and Brighthouse Funds Trust II are only available in variable annuity contracts and variable life insurance policies issued by Metropolitan Life Insurance Company and its affiliates, as well as Brighthouse Life Insurance Company and its affiliates. As of December 31, 2020, approximately 88% of Fund assets held in Separate Accounts of Metropolitan Life Insurance Company and its affiliates were allocated to Portfolios in Brighthouse Funds Trust I and Brighthouse Funds Trust II. Should we or Brighthouse Investment Advisers, LLC decide to terminate the agreements, we would be required to find alternative Portfolios which could have higher or lower costs to the Owner. In addition, the amount of payments we receive could cease or be substantially reduced which would have a material impact on our financial statements.
Certain Portfolios have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. A Portfolio’s 12b-1 Plan, if any, is described in more detail in each Portfolio's prospectus. Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under a Portfolio’s 12b-1 Plan decrease the Portfolio’s investment return.
Selection of Portfolios. We select the Portfolios offered through the Certificate based on a number of criteria, including asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio's adviser or sub-adviser is one of our affiliates or whether the Portfolio, its adviser, its sub-adviser(s), or an affiliate will make payments to us or our affiliates. For additional information on these arrangements, see “Certain Payments We Receive with Regard to the Portfolios” above. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new premium payments and/or transfers of Cash Value if we determine that the Portfolio no longer meets one or more of the selection criteria,
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and/or if the Portfolio has not attracted significant allocations from Owners. In some cases, we have included Portfolios based on recommendations made by selling firms. These broker-dealer firms may receive payments from the Portfolios they recommend and may benefit accordingly from the allocation of Cash Value to such Portfolios. We may also consider funds for Plans based on suggestions or requests from Employers. We do not provide investment advice and do not recommend or endorse any particular Portfolio. You bear the risk of any decline in the Cash Value of your Certificate resulting from the performance of the Portfolios you have chosen.
Addition, Deletion, or Substitution of Portfolios. We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of the Portfolios that are held by the Separate Account or that the Separate Account may purchase. We reserve the right to (i) eliminate the shares of any of the Portfolios and (ii) substitute shares of another fund if the shares of a Portfolio are no longer available for investment, or further investment in any Portfolio becomes inappropriate in view of the purposes of the Separate Account. New or substitute Portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not substitute any shares without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law.
We also reserve the right to establish additional Divisions of the Separate Account. We will establish new Divisions when marketing needs or investment conditions warrant. Any new Division will be made available to existing Owners on a basis to be determined by the Company. If approved by the SEC, to the extent required by the 1940 Act or other applicable law, we may also:
•	eliminate or combine one or more Divisions;
•	substitute one Division for another Division; or
•	transfer assets between Divisions if marketing, tax, or investment conditions warrant.
We will notify all Owners of any such changes.
If we deem it to be in the best interests of persons having voting rights under the Certificate, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be:
•	operated as a management company under the 1940 Act;
•	deregistered under that Act in the event such registration is no longer required; or
•	combined with other separate accounts of the Company.
To the extent permitted by applicable law, we may transfer the assets of the Separate Account associated with the Certificate to another separate account.
We cannot guarantee that the shares of the Portfolios will always be available. The Portfolios each sell shares to the Separate Account in accordance with the terms of a participation agreement between the Portfolio distributors and us. Should this agreement terminate or should shares become unavailable for any other reason, the Separate Account will not be able to purchase the existing Portfolio shares. Should this occur, we will be unable to honor your requests to allocate Cash Values or premium payments to the Divisions of the Separate Account investing in such shares. In the event that a Portfolio is no longer available, we will take reasonable steps to obtain alternative investment options.
Voting Portfolio Shares. Although we are the legal owner of the Portfolio shares held in the Separate Account Divisions, and have the right to vote on all matters submitted to shareholders of the Portfolios, we will vote our shares only as Owners instruct, so long as such action is required by law.
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Before a vote of a Portfolio's shareholders occurs, Owners will receive voting materials. We will ask each Owner to instruct us on how to vote and to return his or her proxy to us in a timely manner. Each Owner will have the right to instruct us on the number of Portfolio shares that corresponds to the amount of Cash Value he or she has in that Portfolio (as of a date set by the Portfolio).
If we do not receive voting instructions on time from some Owners, we will vote those shares in the same proportion as the timely voting instructions we receive and, therefore, the outcome of the vote could be decided by a few Owners who provide timely voting instructions. Should federal securities laws, regulations, or interpretations change, we may elect to vote Portfolio shares in our own right. If required by state insurance rule or if permitted under federal regulation, under certain circumstances we may disregard certain Owner voting instructions.
ISSUING THE GROUP POLICY AND THE CERTIFICATES
General Information
An Employer will participate in the Group Policy issued to the MetLife Group Insurance Trust, a multi-employer/ organization trust, or to a similar trust, (the “Trust”) established for use in group insurance programs. In some states, we may issue a Group Policy directly to the Employer. The Group Variable Universal Life Insurance Plan provided through a Group Policy issued directly to the Employer or provided through the Employer’s participation in the Group Policy issued to the Trust is referred to as the “Plan”. Employees may own Certificates issued under the Group Policy that covers the Employer’s Plan. Whether the Plan is provided through a Group Policy issued directly to the Employer or through the Employer’s participation in the Group Policy issued to the Trust will not result in any differences in the rights and benefits of the Employers or Owners of Certificates under the Plan.
The Employer or the Trust owns the Group Policy, but does not have any ownership interest in the Certificates issued under the Group Policy. Rights and benefits under the Certificates inure to the benefit of the Owners (generally, Employees), Insureds and Beneficiaries as set forth herein.
Generally, a Certificate is available for Insureds between Issue Ages 17-70 who supply satisfactory evidence of insurability. We may issue Certificates to individuals falling outside that range of Issue Ages, or decline to issue Certificates to individuals within that range of Issue Ages. The Insured under a Certificate is usually an employee of the Employer.
Currently, the minimum initial Face Amount is $10,000. The maximum Face Amount varies by Plan. We reserve the right to modify at any time our minimum Face Amount on new contracts. The Owner may change the Face Amount (subject to the minimum and maximum amounts applicable to his or her Certificate) and the death benefit option, but in certain cases evidence of insurability may be required. (See “Certificate Benefits — Death Benefit.”)
On behalf of Owners, the Employer may elect to make planned premium payments under the Plan equal to an amount authorized by Employees to be deducted from their wages or otherwise made available to the Employer. If the Employer does not so elect, we will bill Owners directly for the planned premium payments. In addition, Owners may pay additional premiums.
Selection of Charge Structure (Group A, Group B and Group C)
Three different charge structures are available for the administrative convenience of the Employer, who chooses which charge structure will apply to the Certificates issued to the Employer’s Employees. Group B and Group C may not be available to employer-sponsored programs that qualify as plans under ERISA. Please refer to the specifications page of your Certificate to see which charge structure applies to your Certificate.
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The difference among the three groups is whether we will assess a premium tax charge or an administrative charge as an explicit charge or increase our insurance rates to include it in the cost of insurance charge. For Certificates in Group A, we assess each of these charges as explicit charges. For Certificates in Group B, we do not assess an explicit administrative charge; instead, we include the administrative charge in our insurance rates resulting in a higher cost of insurance charge for these Certificates than for the Certificates in Group A. For Certificates in Group C, we do not assess an explicit administrative charge nor an explicit premium tax charge. We include both of these charges in our insurance rates resulting in a higher cost of insurance charge for these Certificates than for the Certificates in Group A or Group B.
It is our intention that the total amount of the charges under either the Group A, Group B or Group C charge structure be the same for Employees in the aggregate under a Plan. However, in order to include a premium tax charge and an administrative charge in our insurance rates, we must make certain assumptions to calculate the amount by which the insurance rates must increase to cover these expenses. In order to convert a charge based on premiums into an increase in our insurance rates, we must assume the aggregate amount of premium that we expect to receive. To convert a per Certificate administrative charge into an increase in our insurance rates, we must assume an average Certificate Face Amount. If the actual aggregate premiums paid or the actual average Certificate Face Amount differs from our assumptions, then the total charges under Group B or Group C will differ from the total charges under Group A. Since our assumptions are conservative, the total charges under Group B and Group C are likely to be higher than in Group A.
The total amount of charges may also be higher or lower for any particular Employee depending on which charge structure the Employer chooses. When we increase our insurance rates to cover a premium tax charge and an administrative charge, the increase is based on an assumed aggregate amount of premiums paid (for premium taxes) and on an assumed average Certificate Face Amount (for administrative expenses) and the increase is spread across all Employees. Therefore, for Employees who do not make additional premium payments, total charges will be higher than they would have been had a premium tax charge been assessed as an explicit charge. Similarly, for Employees whose Face Amount is larger than the assumed Face Amount, total charges will be higher than they would have been had an administrative charge been assessed as an explicit charge.
Procedural Information
We generally will provide a Plan to Employers whose Employees meet the eligibility requirements for Owners (and/or Insureds) under the Plan. The class(es) of Employees covered by a particular Plan is/are set forth in the Group Policy’s specifications pages for that Employer. Employees wishing to purchase a Certificate under a Plan must complete the appropriate application for insurance and submit it to our authorized representative or us at our Administrative Office. We will issue a Certificate for the Employer to give to each Owner.
Acceptance of an application is always subject to our underwriting rules, and we reserve the right to reject an application for any reason permitted by law.
Employee Eligibility. To be eligible to purchase a Certificate, an Employee must be actively at work at the time he or she submits the application for Insurance and on the Effective Date of the Certificate. In addition, the Employer may determine specific classes to which the Employee must belong to be eligible to purchase a Certificate. “Actively at work” means that the Employee must work for the Employer at the Employee’s usual place of work (or such other places as required by the Employer) for the full number of hours and the full rate of pay set by the employment practices of the Employer. Ordinarily the time worked per week must be at least 30 hours. We reserve the right to waive or modify the “actively at work” requirement.
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The Employer also may require that an individual be its Employee as of a certain date or for a certain period of time. We will set forth this date or time period in the Group Policy specifications pages for that Employer. Employees of any Associated Companies of the Employer will be considered Employees of the Employer. If the Employer is a partnership, a partner may be an Employee.
Guaranteed Issue. We generally will issue the Certificate and any Dependent’s Life Benefits Rider applied for by the Employee pursuant to our guaranteed issue underwriting procedure. We offer the guaranteed issue procedure only when an Employee is first given the opportunity to purchase a Certificate. Under this procedure, the Employee is only required to answer qualifying questions in the application for Insurance; the Employee is not required to submit to a medical or paramedical examination. The maximum Face Amount that an Employee can generally apply for under the guaranteed issue procedure (“Guaranteed Issue Amount”) varies by Plan.
Simplified Underwriting. We will follow simplified underwriting procedures rather than guaranteed issue procedures if:
•	the Face Amount exceeds the Guaranteed Issue Amount described above;
•	the Certificate has previously been offered to the Employee; —
•	the requirements for guaranteed issue set forth in the application for Insurance are not met; or
•	the Certificate is offered through programs for which guaranteed issue underwriting is not available.
In addition, we will follow simplified underwriting procedures in connection with the issuance of a Dependent’s Life Benefits rider, if the Employee is not eligible for guaranteed issue underwriting, or (even if the Employee is eligible for guaranteed issue underwriting) if the spouse or child does not satisfy the guaranteed issue underwriting requirements set forth in the application for Insurance.
Under simplified underwriting procedures, the Employee must respond satisfactorily to certain health questions in the application. A paramedical exam may be required. We will then determine whether a Certificate can be issued. (The underwriting method followed will affect cost of insurance rates. See “Charges and Deductions — Cost of Insurance Rates.”)
Employee’s Spouse. We generally offer coverage for an Employee’s spouse through the Dependent’s Life Benefits Rider. In certain Plans, we may issue a Certificate to the Employee covering his or her spouse. Before issuing such a Certificate, we must receive an appropriate application for Insurance. We will subject the spouse to the simplified underwriting procedure described above; guaranteed issue underwriting is available in certain instances. The cost of insurance charge will be based on the age of the Employee or the age of the spouse, depending on the Plan. The Dependent’s Life Benefits Rider for a spouse provides only term insurance on the life of the spouse and does not provide for the accumulation of Cash Value that the Certificate provides.
Effective Date of the Certificate. The Effective Date of the Certificate is the date on which insurance coverage shall take effect and is set forth in the specifications pages of the Certificate. Before the Effective Date of the Certificate can be determined, all of the following conditions must be met:
•	the appropriate application for Insurance is signed;
•	the minimum initial premium has been paid prior to the Insured’s death;
•	the Insured is eligible for the Certificate; and
•	the information in the application is determined to be acceptable to the Company.
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Once all of these conditions are met, the Effective Date of the Certificate will be the same day of the month as the Plan Anniversary Date. Therefore, the Effective Date of the Certificate will be the same day of the month for all Certificates in a Plan. An employer can choose whether Certificates that meet the above conditions in any month will have an Effective Date of the Certificate that is the current month or the following month. For example, if hypothetically the Plan Anniversary Date is July 1, 2020 and all the conditions for a particular Certificate are met on October 15, 2020, the employer may choose as the Effective Date of the Certificate either October 1, 2020 or November 1, 2020, and this date will then be shown on the specifications pages of the Certificates.
Right to Examine Certificate (Free Look Right)
Initial Free Look Period. The free look period begins when you receive your Certificate. The free look period generally ends within 20 days (or such longer period as state law requires) of your receiving the Certificate or, if later, 45 days after you sign the application for coverage. During the free look period, any premiums that we have received will be allocated to the Divisions of the Separate Account and/or the Fixed Account, in accordance with your instructions. You may return the Certificate during this period for a refund. We will refund an amount equal to all premiums paid under the Certificate.
To cancel the Certificate, you should mail or deliver the Certificate directly to us at our Administrative Office. A refund of premiums paid by check may be delayed until the check has cleared the Owner’s bank. (See “General Matters Relating to the Certificate — Postponement of Payments.”)
Free Look For Increase in Face Amount. Similarly, you may cancel an increase in Face Amount within 20 days from the date you received the new Certificate specifications pages for the increase.
If you cancel the Face Amount increase, you may request that we refund the amount of the additional charges deducted in connection with the increase. If no request is made, we will increase the Certificate’s Cash Value by the amount of these additional charges. We will allocate this amount among the Divisions and/or the Fixed Account, in the same manner as it was deducted.
Ownership Rights
The Certificate belongs to the person named in the application, unless later changed. The Owner is usually the same as the Insured unless the application specifies a different person as the Owner or the Owner is changed thereafter. If the Owner is not the Insured and dies before the Insured, the Owner’s interest will go to his or her estate unless otherwise provided. Before the Maturity Date, Owners may exercise their rights and privileges under the Certificates, subject to the right of any assignee of record and any irrevocably designated beneficiary. The principal rights of the Owner include selecting and changing the beneficiary, changing the Owner, and assigning the Certificate. Changing the Owner or assigning the Certificate may have tax consequences. After the Maturity Date, the Owner cannot change the payee or the mode of payment of death benefit proceeds, unless otherwise provided in the Certificate.
We reserve the right to limit or modify the manner in which an Owner may exercise the rights and privileges under the Certificate. For example, we reserve the right to restrict changes in the death benefit option and changes in the Face Amount in the first Certificate Year and thereafter to certain monthly dates determined by the Employer in accordance with the Plan. No change will be permitted that would result in the death benefit under a Certificate being included in gross income for failure to meet the requirements of Section 7702 of the Code or any applicable successor provision.
We will send all reports and other notices described herein or in the Certificate directly to the Owner.
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Modifying the Certificate
Any modification or waiver of our rights or requirements under the Certificate must be in writing and signed by our president or a vice president. No agent may bind us by making any promise not contained in the Certificate.
Upon notice to you, we may modify the Certificate:
•	to conform the Certificate, our operations, or the Separate Account’s operations to the requirements of any law (or regulation issued by a government agency) to which the Certificate, or our Company, or the Separate Account is subject;
•	to assure continued qualification of the Certificate as a life insurance contract under the federal tax laws; or
•	to reflect a change in the Separate Account’s operation.
If we modify the Certificate, we will make appropriate endorsements to the Certificate. If any provision of the Certificate conflicts with the laws of a jurisdiction that governs the Certificate, we reserve the right to amend the provision to conform to these laws.
PREMIUMS
Premium Payments
Where provided by an Employer, the minimum initial premium and the planned premium will be remitted to us by the Employer on your behalf pursuant to a premium payment schedule (the “Payroll Deduction Plan”). You must authorize the amount of the premiums remitted by the Employer. Please note that if the Employer does not remit premiums on a timely basis in accordance with the established premium payment schedule, you may not participate in investment experience under your Certificate until the premium has been received and credited to your Certificate in accordance with our established administrative procedures. If the Employer does not provide a Payroll Deduction Plan, you must pay the minimum premium and the planned premium directly to us. In addition to planned premiums, you may send unscheduled premium payments directly to us at any time and in any amount, subject to the minimum and maximum premium limitations described below. Premium payments made directly to us should be sent to our Administrative Office. The payment of an unscheduled premium payment may have federal income tax consequences.
Minimum Initial Premium
No insurance will take effect until the minimum initial premium set forth in the specifications pages of the Certificate is paid, and the health and other conditions, including eligibility of the insured described in the application for insurance, must not have changed. The planned premium is an amount that you arrange to pay for the Certificate that is based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Certificate. (See “Premium Flexibility” below.) You are not required to pay premiums equal to the planned premium.
We will apply the minimum initial premium to a Certificate on the Investment Start Date. We will apply subsequent premiums as of the Valuation Date we receive the premiums. (See “Allocation of Net Premiums and Cash Value.”) Premiums will be “received” on a Valuation Date when we receive at our Administrative Office, before the New York Stock Exchange closes for regular trading (usually 4:00 p.m. Eastern time), the premium as well as the supporting documentation necessary for us to determine the amount of premium per Certificate. Notwithstanding the foregoing, premiums that the Employer remits to cover the next monthly charges due are allocated to, and
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deducted from, a Certificate’s Cash Value on the Monthly Anniversary and therefore do not participate in the investment experience of the Separate Account.
If mandated by applicable law, the Company may be required to reject a premium payment until instructions are received from appropriate regulators. We also may be required to provide additional information about you and your account to government regulators.
Premium Flexibility
After the initial premium, and subject to the limitations described below, premiums may be paid in any amount and at any interval. A planned premium payment schedule provides for premium payments in a level amount at fixed intervals (usually monthly) agreed to by the Employer and us. You may skip planned premium payments. Making planned premium payments does not guarantee that the Certificate will remain in force. The Certificate will not necessarily lapse if you fail to make planned premium payments. (See “Certificate Lapse and Reinstatement.”). Rather, this depends on the Certificate’s cash surrender value. If the cash surrender value on any monthly anniversary is less than the monthly deduction you will need to make a premium payment within the grace period to cover the monthly deduction. We will notify you at the beginning of the grace period by mail. The notice will specify the amount of premium required to keep the Certificate in force, and the date the payment is due. Subject to minimum premium requirements, the amount of the premium required to keep the Certificate in force will be the amount of the current monthly deduction. If we do not receive the specified minimum payment within the grace period, the Certificate will lapse and terminate without Cash Value. Upon lapse, any Indebtedness is extinguished and any collateral in the Loan Account is returned to the Company. If the Insured dies during the grace period, any overdue monthly deductions and Indebtedness will be deducted from the death benefit payable.
Premium Limitations
Every premium payment (other than a planned premium) paid must be at least $20. We do not accept payment of premiums in cash or by money order. We reserve the right not to accept a premium payment other than a planned premium for up to six months from the date a partial withdrawal is paid to you, unless the premium payment is required to keep the Certificate in force.
We have established procedures to monitor whether aggregate premiums paid under a Certificate exceed the current maximum premium limitations that qualify the Certificate as life insurance according to federal tax laws. We will not accept any premium payment that would cause your total premiums to exceed those limits. If a premium payment would cause your total premiums to exceed the maximum premium limitations, we will accept only that portion of the premium that would make total premiums equal the maximum amount that may be paid under the Certificate. We will return any part of the premium in excess of the maximum premiums directly to you upon discovery of the excess payment, but in no event later than 60 days after the end of the Certificate Year in which payment is received.
Performance Guarantees
Your Employer may have negotiated an agreement under the Group Policy whereby we will refund a portion of the premium paid during a specified policy period if we fail to meet certain agreed-upon standards of service (“Performance Guarantees”). We will credit (or remit payment) of such premium refund within a specified period following the end of the policy period as directed by your Employer. Please contact your Employer for information on whether there is a Performance Guarantee, the terms of any such Performance Guarantee, and how a premium refund applicable to any particular policy period will be communicated to you.
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Modified Endowment Contracts
Under federal tax laws, certain life insurance contracts are classified as modified endowment contracts, which receive less favorable tax treatment than other life insurance contracts. If we receive a premium payment that, together with the remaining scheduled premium payments for the Certificate year, would cause a Certificate to become a MEC, we will accept only that portion of the premium below the MEC limits. We will return any excess amounts directly to you. We will apply premium payments over the MEC limits only when you instruct us to do so in a writing that acknowledges that application of such amounts will result in the Certificate becoming a MEC. We will notify you when we believe that a premium payment will cause a Certificate to become a modified endowment contract. You may request that we refund any premium received that would cause the Certificate to become a MEC.
Allocation of Net Premiums and Cash Value
When you apply for a Certificate, you give us instructions to allocate your net premiums to one or more Divisions of the Separate Account and/or the Fixed Account. If you fail to provide allocation instructions, we may allocate your net premiums as described in the application. We will allocate your net premiums according to the following rules:
•	The minimum percentage of any allocation to an investment option is 10 percent of the net premium.
•	Allocation percentages must be in whole numbers and the sum of the percentages must equal 100.
•	The initial net premium will be allocated on the Investment Start Date, which is the later of the Effective Date of the Certificate or the date we receive the initial premium at our Administrative Office.
•	We will allocate net premiums (after the initial net premium) as of the date we receive them at our Administrative Office according to the premium allocations currently in effect for your Certificate, unless otherwise specified.
•	You may change the allocation instructions for additional net premiums without charge at any time by providing us with written notice. Any change in allocation will take effect at the end of the Valuation Period during which we receive the change.
Investment returns from amounts allocated to the Divisions of the Separate Account will vary with the investment performance of the Divisions and will be reduced by Certificate charges. You bear the entire investment risk for amounts you allocate to the Divisions. Investment performance will affect the Certificate’s Cash Value, and may affect the death benefit as well. You should periodically review your allocation of premiums and values in light of market conditions and overall financial planning requirements.
If you send your premium payments or transaction requests to an address other than the one that we have designated for receipt of such premium payments or requests, we may return the premium payment to you, or there may be a delay in applying the premium payment or transaction to your Certificate.
CERTIFICATE VALUES
Cash Value
The Cash Value of the Certificate equals the sum of all values in the Fixed Account, the Loan Account, and each Division of the Separate Account. The Cash Value is determined first on the Investment Start Date, and then on each Valuation Date. The Cash Value has no guaranteed minimum amount, and may be more or less than premiums paid.
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The Certificate’s Cash Value varies from day to day, depending on the investment performance of the chosen Divisions, interest we credit to the Fixed Account, charges we deduct, and any other transactions (e.g., transfers, partial withdrawals, and loans). We do not guarantee a minimum Certificate Cash Value.
Cash Surrender Value
The Cash Surrender Value is the amount we pay to you upon surrender of a Certificate. We determine the Cash Surrender Value at the end of the Valuation Period when we receive your written surrender request. Cash Surrender Value at the end of any Valuation Day equals Cash Value as of such date, MINUS any outstanding Indebtedness and any accrued and unpaid monthly deduction.
Cash Value in the Fixed Account
On each Valuation Date, the Cash Value in the Fixed Account will equal:
•	the amount of the Net Premiums allocated or Cash Value transferred to the Fixed Account; plus
•	interest at a rate that will not be lower than the guaranteed minimum annual rate in effect on the issue date of your Group Policy, which in no event will be lower than 1%; plus
•	any excess interest which we credit and any amounts transferred into the Fixed Account; less
•	the sum of all Certificate charges allocable to the Fixed Account and any amounts deducted from the Fixed Account in connection with partial withdrawals or transfers to the Separate Account.
Cash Value in Each Separate Account Division
The Certificate’s Cash Value in the Separate Account equals the sum of the Certificate’s Cash Values in each Division of the Separate Account. At the end of each Valuation Period, the Cash Value in a Division will equal:
•	the value in the Division on the preceding Valuation Date multiplied by the “experience factor” for the current Valuation Period; plus
•	all net premiums, loan repayments and Cash Value transfers into the Division during the Valuation Period; minus
•	all partial withdrawals, loans and Cash Value transfers out of the Division during the Valuation Period; minus
•	the portion of any transfer charge allocated to the Cash Value in the Division during the Valuation Period; minus
•	if a Monthly Anniversary occurs during the current Valuation Period, the portion of the Monthly Deduction charged to the Division during the current Valuation Period.
The “experience factor” is calculated by taking the net asset value of the underlying Portfolio at the end of the current Valuation Period; plus the per share amount of any dividend or capital gain distribution paid by the Portfolio during the current Valuation Period; minus any per share charge for our taxes and for any reserve for taxes; and dividing by the net asset value per share at the end of the preceding Valuation Period. We also subtract the Mortality and Expense Charge at a rate not to exceed .002454% for each day in the Valuation Period (an annual rate of 0.90%).
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CERTIFICATE BENEFITS
Standard Death Benefit
As long as the Certificate remains in force, we will pay the death benefit proceeds to the Beneficiary once we receive at our Administrative Office (i) satisfactory proof of the Insured’s death, (ii) instructions on how to pay the proceeds, and (iii) any other documents, forms and information we need. We may require you to return the Certificate.
Death benefit proceeds equal:
•	the death benefit (described below); plus
•	any additional insurance provided by rider; minus
•	any unpaid monthly deductions; minus
•	any outstanding Indebtedness.
An increase in Face Amount will increase the death benefit, and a decrease in Face Amount will decrease the death benefit. We may further adjust the amount of the death proceeds under certain circumstances.
If you have a rider permitting the accelerated payment of death benefit proceeds, the death benefit may be paid in a single sum before the death of the Insured, and would be less than otherwise would be paid upon the death of the Insured.
Payment of the Death Benefit
Death benefit proceeds under the Certificate ordinarily will be paid within 7 days after we receive proof of the Insured’s death and all other documentation required at our Administrative Office. Payment may, however, be postponed in certain circumstances. See “General Matters Relating to the Certificate — Postponement of Payments.” The death benefit will be reduced by any outstanding Indebtedness and any due and unpaid Monthly Deduction accruing during a grace period.
We will pay the proceeds in one sum, including either by check, by placing the amount in an account that earns interest, or by any other method of payment that provides the Beneficiary with immediate and full access to the proceeds. We will pay interest on the proceeds as required by the applicable state law.
Unless otherwise requested and subject to state law, the Certificate’s death proceeds will generally be paid to the Beneficiary through a settlement option called the Total Control Account. The Total Control Account is an interest-bearing account through which the Beneficiary has immediate and full access to the proceeds, with unlimited draft writing privileges. We credit interest to the account at a rate that will not be less than a guaranteed minimum annual effective rate. You may also elect to have any Certificate surrender proceeds paid into a Total Control Account established for you.
Assets backing the Total Control Accounts are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum annual effective rate. Because we bear the investment experience of the assets backing the Total Control Accounts, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.
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Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of three to five years from the date any death benefit is due and payable. For example, if the payment of a death benefit has been triggered, and after a thorough search, we are still unable to locate the beneficiary of the death benefit, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the policy owner last resided, as shown on our books and records. (“Escheatment” is the formal, legal name for this process.) However, the state is obligated to pay the death benefit (without interest) if your beneficiary steps forward to claim it with the proper documentation and within certain mandated time periods. To prevent your Certificate’s death benefit from being paid to the state’s abandoned or unclaimed property office, it is important that you update your beneficiary designation — including complete names and complete address — if and as they change. You should contact our Administrative Office in order to make a change to your beneficiary designation.
Standard Death Benefit Options
The Certificate provides two death benefit options: a “Level Type” death benefit (“Option A”) and an “Increasing Type” death benefit (“Option B”). Under certain Plans, however, Option B may be the only death benefit option presented. We calculate the amount available under each death benefit option as of the date of the Insured’s death.
Under Option A, the death benefit is:
•	the current Face Amount of the Certificate or, if greater,
•	the applicable percentage of Cash Value on the date of death.
The applicable percentage is 250% for an Insured Attained Age 40 or below on the Certificate Anniversary before the date of the Insured’s death. For Insureds with an Attained Age over 40 on that Certificate Anniversary, the percentage is lower and gradually declines with age until it reaches 100% at age 95.
Under Option B, the death benefit is:
•	the current Face Amount plus the Cash Value of the Certificate or, if greater,
•	the applicable percentage of the Cash Value on the date of death. The applicable percentage is the same as under Option A.
Which Death Benefit Option to Choose. Owners who prefer to have favorable investment performance reflected in higher death benefits for the same Face Amount generally should select Option B. Owners who prefer to have premium payments and favorable investment performance reflected to the maximum extent in Cash Value should select Option A.
The amount of the death benefit may vary with the amount of the Cash Value. Under Option A, the death benefit will vary as the Cash Value varies whenever the Cash Value multiplied by the applicable percentage exceeds the Face Amount. Under Option B, the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount).
Changing Death Benefit Options
After the first Certificate Anniversary, you may change the death benefit option. A request for a change must be made directly to us in writing. The effective date of such a change will be the Monthly Anniversary on or following the date we receive the change request. If an increase in Face Amount precedes or occurs concurrently with a change in death benefit option, the cost of insurance charge may be different for the amount of the increase.
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Changing the death benefit option may result in a change in Face Amount. If an Owner changes from Option A to Option B, the Face Amountafter the change will equal the Face Amount before the change LESS the Cash Value on the effective date of the change. Any written request to change from Option A to Option B must be accompanied by satisfactory evidence of insurability. We will not accept a change from Option A to Option B if doing so would reduce the Face Amount to less than $10,000. If an Owner changes from Option B to Option A, the Face Amount after the change will equal the Face Amount before the change PLUS the Cash Value on the effective date of change. We will not impose any charges in connection with a change from death benefit Option B to Option A. Changing the death benefit option also may have tax consequences and may affect the net amount at risk over time (which would affect the monthly cost of insurance charge). However, we will not permit any change that would result in your Certificate being disqualified as a life insurance contract under Section 7702 of the Code. You should consult a tax adviser before changing death benefit options.
Changing Face Amount
You select the Face Amount when applying for the Certificate. Subject to certain limitations set forth below, you may increase or decrease the Face Amount of a Certificate (without changing the death benefit option) after the first Certificate Anniversary. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect your cost of insurance charge. Changing the Face Amount also may have federal income tax consequences and you should consult a tax adviser before doing so.
You may increase the Face Amount by submitting a written request and providing satisfactory evidence of insurability. If approved, the increase will become effective on the Monthly Anniversary on or following receipt at our Administrative Office of the satisfactory evidence of insurability. The amount of the increase may not be less than $5,000, and the Face Amount may not be increased to more than the maximum Face Amount for that Certificate. Although an increase need not necessarily be accompanied by additional premium, the Cash Surrender Value in effect immediately after the increase must be sufficient to cover the next monthly deduction.
Face Amount Increases. If you are paying premiums under a Payroll Deduction Plan, you may increase the Face Amount and under certain conditions may do so without providing evidence of insurability. These conditions vary from Plan to Plan and may include a change in family status due to marriage, divorce or the addition of a child (subject to maximum increase amounts) or an increase in your salary provided you have not previously declined any such increase in your Face Amount. The conditions and requirements that apply to your Plan are set forth in the Certificate. If evidence of insurability is not required, the increase will generally become effective on the Monthly Anniversary on or following the date of the request.
Face Amount Decreases. You may decrease the Face Amount by written request to us. Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following our receipt of the written request. The amount of the requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than the minimum Face Amount, $10,000. If, following a decrease in Face Amount, the Certificate would not comply with the maximum premium limitations required by federal tax law, we will (at your election) either limit the decrease or return Cash Value to you to the extent necessary to meet those requirements.
A decrease in the Face Amount generally will reduce the net amount at risk, which will reduce the cost of insurance charges. (See “Charges and Deductions — Cost of Insurance Charge.”)
Mandatory Face Amount Decreases Provision. Your Certificate may contain a provision that would reduce the Face Amount as the Insured attains various ages. The ages at which a reduction will be triggered and the amount of
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the reduction may vary from Plan to Plan but will apply consistently to all Certificates issued under the Plan. Please refer to your Certificate to determine if it contains this provision and if so, what ages and percentages apply.
An example of how the provision will work is as follows: a Certificate may provide that on or after age 65, the Face Amount will be reduced to 65% of the Face Amount in effect on the day before the Insured’s 65th birthday (the “pre-65 Face Amount”). At age 70, the Face Amount will be 45% of the pre-65 Face Amount, at age 75, the Face Amount will be 30% of the pre-65 Face Amount and at age 80 or older, the Face Amount will be 20% of the pre-65 Face Amount.
A decrease in the Face Amount will result in a decrease in Death Benefit. If, following a decrease in Face Amount, the Certificate would not comply with the maximum premium limitations required by federal law, we will (at your election) either limit the decrease or return Cash Value to you to the extent necessary to meet those requirements.
Changing Owner or Beneficiary
The Owner may change the ownership and/or Beneficiary designation by written request in a form acceptable to us at any time during the Insured’s lifetime. We may require that the Certificate be returned for endorsement of any change. The change will take effect as of the date the Owner signs the written request, whether or not the Insured is living when the request is received by us. We are not liable for any payment we make or any action we take before we receive the Owner’s written request. If the Owner is also a Beneficiary of the Certificate at the time of the Insured’s death, the Owner may, within 60 days of the Insured’s death, designate another person to receive the Certificate proceeds. Changing the owner may have adverse tax consequences. The owner should consult a tax adviser before doing so.
Surrender and Partial Withdrawals
During the lifetime of the Insured and while a Certificate is in force, you may surrender the Certificate, or make a partial withdrawal of the Cash Value. We generally will forward amounts payable upon surrender or a partial withdrawal within seven days of receipt of your request. We may postpone payment of surrenders and partial withdrawals under certain conditions. Surrenders and partial withdrawals may have federal income tax consequences.
Surrender. You may surrender the Certificate by sending a written request, on a form provided by us, by mail or facsimile to our Administrative Office. We determine the Cash Surrender Value as of the end of the Valuation Period during which we receive the surrender request. To effect a surrender, we may require that you return the Certificate to our Administrative Office along with the request to surrender the Certificate. Alternatively, we may require that the request be accompanied by a completed affidavit of lost Certificate. We can provide a lost Certificate upon request.
Upon surrender, we will pay to you the Cash Surrender Value equal to the Cash Value on the date of surrender, less any Indebtedness. If we receive the request to surrender the Certificate on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage and other benefits under a Certificate will terminate as of the date of surrender and cannot be reinstated.
Partial Withdrawals. You may make up to one partial withdrawal each Certificate Month. You may request a partial withdrawal in writing (by mail or facsimile) to our Administrative Office or via the Internet. We will process each partial withdrawal using the Cash Value determined at the end of the Valuation Period during which we receive your request.
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The minimum amount of a partial withdrawal, net of any transaction charges, is currently $200. We reserve the right to increase this minimum amount up to $500. The maximum amount that can be withdrawn, including the partial withdrawal transaction charge, is the Cash Surrender Value less twice the amount of the Monthly Deduction just prior to the partial withdrawal. While we are currently allowing partial withdrawals in an amount, including the partial withdrawal transaction charge, equal to the Cash Surrender Value, we reserve the right to reduce the maximum withdrawal amount by twice the amount of the Monthly Deduction. The partial withdrawal transaction charge equals the lesser of $25 or 2% of the amount withdrawn. In addition, the maximum amount that can be withdrawn in any Certificate Year, from the Fixed Account is 25% of the largest amount in the Fixed Account over the last four Certificate Years (or less if the Certificate has been in force for less than four Certificate Years). We are not currently enforcing this restriction on partial withdrawals from the Fixed Account but reserve our right to do so in the future. Subject to the above conditions, you may allocate the amount withdrawn among the Divisions and/or the Fixed Account. If no allocation is specified, we will deduct the amount of the partial withdrawal (including any partial withdrawal transaction charge) from the Divisions and the Fixed Account on a pro-rata basis (that is, based on the proportion that the Certificate’s Cash Value in each Division and the Fixed Account bears to the unloaned Cash Value of the Certificate). If restrictions on amounts that may be withdrawn from the Fixed Account will not allow this proportionate allocation, we will request that you specify an acceptable allocation. If, following a partial withdrawal, insufficient funds remain in a Division and/or in the Fixed Account to pay the partial withdrawal transaction charge as allocated, the unpaid charges will be allocated equally among the remaining Divisions and/or the Fixed Account. You may request that the partial withdrawal transaction charge be paid from your Cash Value in a particular Division and/or the Fixed Account. You may not make a partial withdrawal if, or to the extent that, the partial withdrawal would reduce the Face Amount below $10,000.
A partial withdrawal can affect the Face Amount, the death benefit and the net amount at risk (which is used to calculate the cost of insurance charge). If death benefit Option A is in effect and the death benefit equals the Face Amount, we will reduce the Face Amount, and thus the death benefit, by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If Option B is in effect and the death benefit equals the Face Amount plus the Cash Value, we will not reduce the Face Amount, but will reduce the Cash Value and, thus, the death benefit by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If however, the death benefit is in a “tax corridor” under either Option A or Option B — that is, if the death benefit equals the Cash Value multiplied by a percentage based on federal tax law requirements described in Section 7702(d) of the Code, then we will reduce the Face Amount to the extent that the amount of the partial withdrawal (plus the partial withdrawal transaction charge) exceeds the amount equal to the difference between the death benefit and the Face Amount. We will reduce the death benefit correspondingly. (See “Certificate Benefits — Death Benefit Options.”) Face Amount decreases resulting from partial withdrawals will first reduce the most recent Face Amount increase, then the most recent increases in succession, and lastly the initial Face Amount.
Transfers
You may transfer Cash Value, not including amounts credited to the Loan Account, among the Divisions available with the Certificate and between the Divisions and the Fixed Account. You may request a transfer in writing (by mail or facsimile) to our Administrative Office or via the Internet. The maximum amount that can be transferred in any Certificate Year from the Fixed Account is 25% of the largest amount in the Fixed Account over last four Certificate Years (or less if the Certificate has been in force for less than four Certificate Years). The following terms apply to transfers under a Certificate:
•	We will make transfers and determine all values in connection with transfers as of the end of the Valuation Period during which the transfer request is received at our Administrative Office. Transfer requests received before the New York Stock Exchange closes for regular trading receive same-day pricing. If we receive a
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transfer request after the New York Stock Exchange closes (usually 4:00 p.m. Eastern time) for regular trading, we will process the order using the accumulation unit value for the Division determined at the close of the next regular trading session of the New York Stock Exchange.
•	We will consider all transfer requests received on the same Valuation Day as a single transfer request.
•	The minimum amount that you must transfer is currently $200 (however, we reserve the right to increase this minimum amount up to $500), or, if less, the Certificate’s Cash Value in a Division or in the Fixed Account. (We are not currently enforcing this restriction for transfers from the Fixed Account but reserve the right to do so in the future.) Where a single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, we will make those transfers that do meet the requirements. Transfers resulting from Certificate Loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each month or year.
•	We may impose a charge of $25 for each transfer in excess of twelve in a Certificate Year.
•	The Company may modify the privilege of transferring amounts to or from the Fixed Account at any time.
Restrictions on Frequent Transfers
Frequent requests from Owners to transfer Cash Value may dilute the value of a Portfolio's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price (“arbitrage trading”). Frequent transfers involving arbitrage trading may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect Owners and other persons who may have an interest in the Certificates (e.g., Beneficiaries).
We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Portfolios (these Portfolios, referred to as the “Monitored Funds,” are identified below) and we monitor transfer activity in those Monitored Funds.
The following Portfolios are “Monitored Portfolios” as defined in the “Certificate Benefits- Transfers” section of the prospectus:
•	American Funds New World Fund®
•	American Funds U.S. Government Securities Fund
•	Invesco Global Equity Portfolio
•	MetLife MSCI EAFE® Index Portfolio
•	MetLife Russell 2000® Index Portfolio
•	Western Asset Management Strategic Bond Opportunities Portfolio
In addition to the Portfolios identified above, we treat all American Funds Insurance Series® portfolios (“American Funds portfolios”) as Monitored Funds. As a condition to making their portfolios available in our products, American Funds requires us to treat all American Funds portfolios as Monitored Funds under our current frequent transfer policies and procedures. Further, American Funds requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Policy, regardless of the potential for arbitrage trading. We are required to monitor transfer activity in American Funds portfolios to determine if there were two or more transfers in followed by transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; each additional
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violation will result in the imposition of a six-month restriction, during which period we will require all transfer requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Funds, all American Funds portfolios also will be subject to our current frequent transfer policies, procedures and restrictions (described in the “Certificate Benefits — Transfers” section of the prospectus”), and transfer restrictions may be imposed upon a violation of either monitoring policy.
We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Funds within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high yield Portfolios, in a 12-month period there were: (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current Cash Value; and (3) two or more “round trips” involving any Portfolio in the given category. A round trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria. We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Portfolios. We may change the Monitored Funds at any time without notice in our sole discretion.
Our policies and procedures may result in transfer restrictions being applied to deter frequent transfers. Currently, when we detect transfer activity in the Monitored Funds that exceeds our current transfer limits, we require future transfer requests to or from any Monitored Funds under that Certificate to be submitted with an original signature. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of the restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction.
Transfers made under a Dollar Cost Averaging Program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we monitor the frequency of transfers.
The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Certificate. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests in the Certificates. We do not accommodate frequent transfers in any Portfolios and there are no arrangements in place to permit any Owner to engage in frequent transfers; we apply our policies and procedures without exception, waiver, or special arrangement.
The Portfolios may have adopted their own policies and procedures with respect to frequent transfers in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent transfer policies and procedures of the Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual Owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent transfer policies established by the Portfolio.
In addition, Owners and other persons with interests in the Certificates should be aware that the purchase and redemption orders received by the Portfolios generally are “omnibus” orders from intermediaries such as
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retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent transfer policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more transfer requests from Owners engaged in frequent trading, the Portfolio may reject the entire omnibus order.
In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers (even if an entire omnibus order is rejected due to the frequent transfers of a single Owner). You should read the Portfolio prospectuses for more details.
Restrictions on Large Transfers
Large transfers may increase brokerage and administrative costs of the underlying Portfolios and may disrupt fund management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers to or from Portfolios except where the manager of a particular underlying Portfolio has brought large transfer activity to our attention for investigation on a case-by-case basis. For example, some fund managers have asked us to monitor for “block transfers” where transfer requests have been submitted on behalf of multiple Owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer requests from that third party must be submitted in writing with an original signature. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of the restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction.
Loans
Loan Privileges. You may, by request in writing (by mail or facsimile) to our Administrative Office or via the Internet, borrow an amount up to the Loan Value of the Certificate, with the Certificate serving as sole security for such loan. The Loan Value is equal to (a) minus (b), where:
•	(a) is 85% of the Cash Value of the Certificate on the date the Certificate Loan is requested; and
•	(b) is the amount of any outstanding Indebtedness.
The minimum amount that you may borrow is currently $200, however we reserve the right to increase this minimum amount up to $500. We will ordinarily pay any amount due to you under a Certificate Loan within seven days after we receive the loan request at our Administrative Office, although we may postpone payments under certain circumstances.
We will process each loan request using the Cash Value determined at the end of the Valuation Period during which we receive your request.
When a Certificate Loan is made, we will transfer Cash Value equal to the amount of the loan to the Loan Account as collateral for the loan. We will also transfer an amount equal to the loan interest due at the next Certificate
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Anniversary, discounted at an interest rate equal to the current Loan Account crediting rate. Unless you request a different allocation, we will transfer amounts from the Divisions of the Separate Account and the Fixed Account in the same proportion that the Certificate’s Cash Value in each Division and the Fixed Account bears to the unloaned Cash Value. This will reduce the Certificate’s Cash Value in the Separate Account and the Fixed Account. These transactions will not be considered transfers for purposes of the limitations on transfers.
Interest Rate Charged For Certificate Loans. We charge you interest not to exceed 8% per year on a loan. Loan interest is due and payable in arrears on each Certificate Anniversary or for the duration of the Certificate Loan, if shorter. If you do not pay the interest charged when it is due, we will transfer to the Loan Account an amount of Cash Value equal to the interest due. We will deduct the amount transferred from the Divisions and the Fixed Account in the same proportion that the Cash Value in each Division and the Fixed Account bears to the unloaned Cash Value.
Loan Account Interest Rate Credited. Amounts in the Loan Account will earn interest daily at an annual rate that will not be lower than the guaranteed minimum rate in effect on the issue date of your Group Policy, which in no event will be lower than 1%. The Loan Account interest credited will be transferred to the Divisions and the Fixed Account: (i) at least each Plan Anniversary; (ii) when a new loan is made; (iii) when a loan is partially or fully repaid; and (iv) when an amount is needed to meet a monthly deduction. We also guarantee that the Loan Interest Spread will not be greater than 2%.
Repayment of Indebtedness. You may repay all or part of your Indebtedness at any time while the Insured is living and the Certificate is in effect. All repayments should be made directly to us at our Administrative Office. Upon repayment, we will allocate an amount equal to the loan repayment (but not more than the amount of the outstanding Indebtedness) from the Loan Account back to the Fixed Account and the Separate Account Divisions in the same proportions as Net Premiums are then being allocated.
We will treat amounts paid while a Certificate Loan is outstanding as premiums unless you request in writing that the payments be treated as repayment of Indebtedness.
Effect of Certificate Loans. Whether or not repaid, a Certificate Loan will permanently affect the Cash Value and Cash Surrender Value of a Certificate, and may permanently affect the amount of the death benefit. This is because the collateral for the Certificate Loan (the amount held in the Loan Account) does not participate in the performance of the Separate Account while the loan is outstanding. If the Loan Account interest credited is less than the investment performance of the selected Division, the Certificate values will be lower as a result of the loan. Conversely, if the Loan Account interest credited is higher than the investment performance of the Division, the Certificate values may be higher. We will deduct any outstanding Indebtedness from the proceeds payable upon the death of the Insured, surrender, or the maturity of the Certificate.
There are risks associated with taking a Certificate Loan, including the potential for a Certificate to lapse if the Indebtedness exceeds the Cash Value on any Monthly Anniversary. In addition, if the Certificate is a MEC, then a Certificate Loan will be treated as a partial withdrawal for federal income tax purposes. A loan also may have possible adverse tax consequences that could occur if a Certificate is exchanged, canceled or lapses with loans outstanding. You should seek competent advice before requesting a Certificate loan.
Payment of Benefits at Maturity
If the Insured is living and the Certificate is in force, we will pay the Cash Surrender Value to you on the Maturity Date. Amounts payable on the Maturity Date ordinarily will be paid within seven days of that date, although payment may be postponed under certain circumstances. A Certificate will mature on the Certificate Anniversary
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on which the Insured reaches a certain Attained Age, generally 95. In some Plans, the Attained Age may be later than 95. Please refer to the specifications page of your Certificate for the Attained Age that applies to your Certificate.
Telephone, Facsimile and Internet Requests
In addition to written requests, we may accept instructions by telephone, facsimile, and via the Internet from you or an authorized third party regarding transfers, loans, partial withdrawals and certain Certificate changes, subject to the following conditions.
•	We will employ reasonable procedures to confirm that instructions are genuine.
•	If we follow these procedures, we are not liable for any loss, damage, cost, or expense from complying with instructions we reasonably believe to be authentic. You bear the risk of any such loss.
•	These procedures may include requiring forms of personal identification before acting upon instructions and/or providing written confirmation of transactions to you.
•	We reserve the right to suspend telephone, facsimile and/or Internet instructions at any time for any class of Certificates for any reason.
You should protect your personal identification number (“PIN”) because self-service options will be available to your agent of record and to anyone who provides your PIN when using Internet systems. We are not able to verify that the person providing the PIN and giving us instructions via the Internet is you or is authorized to act on your behalf.
Facsimile or Internet transactions may not always be possible. Any facsimile or computer system, whether it is ours, yours, or that of your service provider or agent, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our processing of your request. Although we have taken precautions to equip our systems to handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should make the request by writing to our Administrative Office.
Our variable life insurance business is largely conducted through digital communications and data storage networks and systems operated by us and our service providers or other business partners (e.g., the Portfolios and the firms involved in the distribution and sale of our variable life insurance policies). For example, many routine operations, such as processing Owners’ requests and elections and day-to-day record keeping, are all executed through computer networks and systems.
We have established administrative and technical controls and a business continuity plan to protect our operations against cybersecurity breaches. Despite these protocols, a cybersecurity breach could have a material, negative impact on MetLife and the Separate Account, as well as individual Owners and their Certificates. Our operations also could be negatively affected by a cybersecurity breach at a third party, such as a governmental or regulatory authority or another participant in the financial markets.
Cybersecurity breaches can be intentional or unintentional events, and can occur through unauthorized access to computer systems, networks or devices; infection from computer viruses or other malicious software code; or attacks that shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality. Cybersecurity breaches can interfere with our processing of Certificate transactions, including the processing of transfer orders from our website or with the Portfolios; impact our ability to calculate accumulation unit values; cause the release and possible destruction of confidential Owner or business information; or impede
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order processing or cause other operational issues. Although we continually make efforts to identify and reduce our exposure to cybersecurity risk, there is no guarantee that we will be able to successfully manage this risk at all times.
CERTIFICATE LAPSE AND REINSTATEMENT
Lapse
A Certificate may enter a 62-day grace period and possibly lapse (terminate without value or death benefit) if the Cash Surrender Value is not enough to cover the next monthly deduction. If you have taken out a loan, then your Certificate also will enter a grace period and possibly lapse whenever the Indebtedness exceeds the Cash Value on the Monthly Anniversary. Thus, the payment of premiums in any amount does not guarantee that the Certificate will remain in force until the Maturity Date.
We will notify you at the beginning of the grace period by mail. The notice will specify the amount of premium required to keep the Certificate in force, and the date the payment is due. Subject to minimum premium requirements, the amount of the premium required to keep the Certificate in force will be the amount of the current monthly deduction. If we do not receive the specified minimum payment within the grace period, the Certificate will lapse and terminate without Cash Value. Upon lapse, any Indebtedness is extinguished and any collateral in the Loan Account is returned to the Company. If the Insured dies during the grace period, any overdue monthly deductions and Indebtedness will be deducted from the death benefit payable.
Your Certificate can also terminate in some cases if your employer ends its participation in the Group Policy. This is discussed in detail under “Effect of Termination of Employer Participation in the Group Policy,” below. If your Employer replaces your Plan with another plan that offers a life insurance product designed to have cash value, we will transfer your Cash Surrender Value to the other life insurance product. If the other life insurance product is not designed to have cash value, or you are not covered by the new product, or your Employer does not replace your Plan with another plan that offers a life insurance product, we will pay your Cash Surrender Value to you.
Reinstatement
Unless you have surrendered the Certificate, you may reinstate a lapsed Certificate by written application at any time while the Insured is alive and within three years after the end of the Grace Period and before the Maturity Date. You may not reinstate a lapsed Certificate if the Plan has been terminated and the Plan would not permit you to retain your Certificate.
Reinstatement is subject to the following conditions:
•	Evidence of the insurability of the Insured satisfactory to us (including evidence of insurability of any person covered by a rider to reinstate the rider).
•	Payment of a premium that, after the deduction of any premium charges (premium expense charge and premium tax charge), is large enough to cover: (a) the monthly deductions due at the time of lapse, and (b) two times the monthly deduction due at the time of reinstatement.
•	Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause a Cash Value of an equal amount also to be reinstated.
If you meet the requirements to reinstate a lapsed Certificate your face amount will be reinstated to the amount in effect immediately prior to the lapse. If you reinstate a lapsed Certificate and elect to reinstate any Indebtedness existing immediately before the Certificate lapsed, the corresponding collateral for the Indebtedness would also be
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reinstated as part of the Cash Value of the reinstated Certificate. The amount of Cash Value on the date of reinstatement will be equal to the amount of any Indebtedness reinstated, increased by the net premiums paid at reinstatement and any loans paid at the time of reinstatement.
If a Certificate is reinstated after 90 days of lapse, a new Certificate will be issued to you. The effective date of the new Certificate will be the Monthly Anniversary on or next following the date we approve the application for reinstatement. There will be a full monthly deduction for the Certificate Month that includes that date. If the Group Contract was issued before January 1, 2020, the guaranteed cost of insurance rates for the new Certificate will be based on the 2001 Commissioners Standard Ordinary Mortality Table C. If the Group Contract was issued on or after January 1, 2020, the guaranteed cost of insurance rates will be based on the 2017 Commissioners Standard Ordinary Male Mortality Table.
CHARGES AND DEDUCTIONS
We will deduct certain charges under the Certificate in consideration for: (i) services and benefits we provide; (ii) costs and expenses we incur; (iii) risks we assume; and (iv) our profit expectations.
Services and benefits we provide:
•	the death benefit, cash and loan benefits under the Certificate
•	investment options, including premium allocations
•	administration of elective options
•	the distribution of reports to Owners
Costs and expenses we incur:
•	costs associated with processing and underwriting applications, and with issuing and administering the Certificate (including any riders)
•	overhead and other expenses for providing services and benefits
•	sales and marketing expenses
•	other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees
Risks we assume:
•	that the cost of insurance charges we deduct are insufficient to meet our actual claims because Insureds die sooner than we estimate
•	that the costs of providing the services and benefits under the Certificates exceed the charges we deduct.
Our revenues from any particular charge may be more or less than any costs or expenses that charge may be intended primarily to cover. We may use our revenues from one charge to pay other costs and expenses in connection with the Certificates including distribution expenses. We may also profit from all the charges combined, including the cost of insurance charge and the mortality and expense risk charge and use such profits for any corporate purpose.
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Transaction Charges
Premium Tax Charge. Many states and localities impose a tax on premiums received by insurance companies. These premium taxes vary from jurisdiction to jurisdiction and range from 0% to 3.50%. The premium tax charge will not exceed 2.25%.
To cover these premium taxes, we will either assess an explicit premium tax charge or increase our insurance rates to cover these premium taxes. If your Employer chooses the Group A or Group B charge structure, we will reduce premium payments by an explicit premium tax charge. The current charge for Group A and Group B is 2.25%. If your Employer chooses the Group C charge structure, we will not assess an explicit premium tax charge but will include them in our insurance rates resulting in a higher cost of insurance charge. For a more detailed explanation of the different charge structures that apply to each Group, please see “Selection of Charge Structure (Group A, Group B and Group C)” above.
On the specifications page of your Certificate the premium tax charge is referred to as the premium expense charge.
Partial Withdrawal Transaction Charge. You may make a partial withdrawal of Cash Value. For each partial withdrawal we will assess a transaction charge equal to the lesser of $25 or 2% of the amount withdrawn to cover administrative costs incurred in processing the partial withdrawal. This charge will be in addition to the amount received in cash.
Transfer Charge. You may transfer a portion of your Cash Value. For each transfer in excess of 12 in a single Certificate Year, we may impose a charge of $25 to cover administrative costs incurred in processing the transfer. We are currently waiving this charge.
Periodic Charges
Monthly Deduction. We will make the monthly deduction on the Investment Start Date and on each succeeding Monthly Anniversary. We will make deductions from each Division and the Fixed Account in the same proportion that the Certificate’s Cash Value in each Division and the Fixed Account bears to the unloaned Cash Value on the date the monthly deduction is made. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction also will vary.
The monthly deduction has several components:
•	a monthly administrative charge (for Group B and Group C Certificate owners).
•	the charges for any riders;
•	Mortality and Expense Risk Charge
Cost of Insurance Charge. We assess a monthly cost of insurance charge on each Monthly Anniversary (to cover the next Certificate Month) to compensate us for underwriting the death benefit and for certain administrative costs, for Group B and Group C charge structures, and, for the Group C charge structure, to cover state and local premium taxes. The charge depends on the applicable cost of insurance rate and the net amount at risk in the Certificate Month in which the charge is calculated. The charge may vary from Certificate to Certificate and from Certificate Month to Certificate Month.
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We will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each Certificate Month. The net amount at risk for a Certificate Month equals: (i) the death benefit at the beginning of the Certificate Month; LESS (ii) the Cash Value at the beginning of the Certificate Month.
•	Cost of Insurance Rates. The current cost of insurance rates are based on the Attained Age of the Insured and the rate class of the Insured. We base the current cost of insurance rates on our expectations as to future mortality experience. We currently issue the Certificates on a guaranteed issue or simplified underwriting basis without regard to the sex of the Insured. Whether a Certificate is issued on a guaranteed issue or simplified underwriting basis does not affect the cost of insurance charge determined for that Certificate.
The current cost of insurance rates will not exceed the guaranteed cost of insurance rates set forth in the Certificate. The guaranteed cost of insurance rates will not exceed 400% of the rates that could be charged based on the 2001 Commissioners Standard Ordinary Male Mortality Table (“2001 CSO Table”) for group contracts issued prior to January 1, 2020 and based on 2017 CSO table for group contracts issued on and after January 1, 2020. The guaranteed rates are higher than either the rates in the 2001 CSO Table or the 2017 CSO Table, as applicable, because we use guaranteed or simplified underwriting procedures whereby the Insured is not required to submit to a medical or paramedical examination. Under these underwriting methods, then, healthy individuals will pay higher cost of insurance rates than they would pay under substantially similar policies using different underwriting methods. The current cost of insurance rates are generally lower than 100% of either the 2001 CSO Table or the 2017 CSO Table, as applicable.
•	Net Amount at Risk. The net amount at risk is affected by investment performance, loans, payments of premiums, Certificate fees and charges, the death benefit option chosen, partial withdrawals, and decreases in Face Amount.
The current maximum cost of insurance is $6.45 per $1,000 of net amount at risk and the current minimum cost of insurance is $0.02 per $1,000 of net amount at risk.
Monthly Administrative Charge. We assess either an explicit monthly administrative charge from each Certificate or increase our insurance rates to compensate us for ordinary administrative expenses such as record keeping, processing death benefit claims and Certificate changes, preparing and mailing reports, and overhead costs. If your Employer chooses the Group A charge structure, the amount of this charge is set forth in the specifications pages of the Certificate. The guaranteed maximum administrative charge we can apply to any Certificate can vary but will not exceed $6.50 per Certificate per month. The current administrative charge that we apply is up to $3.50 per month. Please refer to your Certificate Schedule Page for the administrative charge that applies to your Certificate. If your Employer chooses the Group B or Group C charge structure, the monthly administrative charge will not be charged as an explicit charge but will be included in our insurance rates resulting in a higher cost of insurance charge.
These charges are guaranteed not to increase over the life of the Certificate. In addition, when we believe that lower administrative costs will be incurred in connection with a particular Plan, we may modify the charge for that Plan.
Charges For Riders. We charge a fee to compensate us for the coverage that we are providing. The monthly deduction will include charges for any additional benefits provided by rider. (See “Additional Benefits and Riders.”) The charges for individual riders are summarized in the Fee Table of this prospectus. These riders may not be available in all states and some Plans may not offer certain riders.
•	Waiver of Monthly Deductions During Total Disability Rider. This Rider provides for the waiver of
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monthly deductions while the Insured is totally disabled, subject to certain limitations. The Insured must have become disabled before age 60. The charge under this rider is assessed by increasing the applicable cost of insurance rates by up to 12%. There is currently no additional charge for this rider.
•	Dependent’s Life Benefits Rider (for both children and spouse or for children coverage only or spouse coverage only). This rider provides for term insurance on the Insured’s children and/or spouse, as defined in the rider. The death benefit will be payable to the named Beneficiary upon the death of the spouse or upon death of any insured child. Under certain conditions, the rider may be exchanged for an individual life insurance policy. The charge for this rider is assessed per $1,000 of insurance coverage provided. The current maximum cost for Spouse coverage is $3.87 per $1,000 of coverage and the current minimum cost for Spouse coverage is $0.02 per $1,000 of coverage. The current cost for Child coverage is up to $0.16 per $1,000 of coverage.
•	Accidental Death and Dismemberment Insurance Rider. This rider provides for the payment of an insurance benefit if the Insured sustains an accidental injury that is the direct and sole cause of the Insured’s death or the Insured’s loss of a body part or bodily function. The benefit amount is based on a percentage of the Certificate’s face amount and varies with the type of loss, as specified in the rider. Additional benefit amounts identified in the rider may be payable if the loss occurs and the Insured has properly used identified safety features, such as air bags and seat belts. The percentage is 100% for loss of life and generally ranges from 25% to 100% for loss of a body part or bodily function. The current cost for this rider is $0.02 per $1,000 net amount at risk and is included in the cost of insurance charge.
•	Accelerated Benefits Rider. This rider provides for the accelerated payment of a portion of death benefit proceeds in a single sum to you if the Insured is terminally ill. We do not currently impose a charge for this rider. However, we reserve the right to deduct an administrative charge of $150 from the accelerated death benefit at the time it is paid.
Mortality and Expense Risk Charge. We will deduct a daily charge from the Separate Account at a rate not to exceed 0.002454% (an annual rate of 0.90%) of the net assets of each Division of the Separate Account. We may reflect a reduction in the current rate as a credit to Cash Value.
This charge compensates us for certain mortality and expense risks we assume. The mortality risk we assume is that an Insured may die sooner than anticipated and that we will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Certificate will exceed the amounts realized from the administrative charges assessed against the Certificate. If this charge does not cover our actual costs, we absorb the loss. Conversely, if the charge more than covers our actual costs, we add the excess to our surplus. We expect to profit from this charge and may use such profits for any lawful purpose, including covering distribution and other expenses. The Mortality and Expense Risk Charge is currently 0.75% (annually) of the net assets of each Division of the Separate Account.
Loan Interest Charge. We charge interest on Certificate loans at a maximum annual interest rate of 8.00%, payable in arrears on each Certificate anniversary or for the duration of the Certificate Loan, if shorter. We also will credit the amount in the Loan Account with interest at an effective annual rate that will not be lower than the guaranteed minimum rate in effect on the issue date of your Group Policy, which in no event will be lower than 1%. We also guarantee that the Loan Interest Spread will not be greater than 2%. Our current interest rate is 8.00% and our current crediting rate is 7.25%.
Federal Taxes
We currently do not assess charges against the Separate Account for federal income taxes that may be incurred by the Separate Account. We may assess such a charge in the future, as well as charges for other taxes incurred by the Separate Account. (See “Federal Tax Matters.”)
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Variations in Charges
We may vary the amounts of charges described in this prospectus as a result of such factors as:
(1)	differences in legal requirements in the jurisdictions where the Certificates are sold;
(2)	differences in actual or expected risks, expenses, including sales and administrative expenses, Certificate persistency, premium payment patterns, or mortality experience among different categories of purchasers or insureds; and (3) changes in Certificate pricing that we may implement from time to time. Generally, the attributes of each group make it likely that its cost of insurance rates will be distinct from those of other groups. We may take into account additional information provided by prospective Employers in assessing these differences and determining any variances in charges, subject to our underwriting guidelines. Any such variations will be pursuant to our administrative procedures that we establish and will not discriminate unfairly against any Certificate owner within a group. Any such variations may apply to existing Certificates as well as to Certificates issued in the future, except that the charges under any Certificate may never exceed the maximums therein.
Portfolio Charges and Expenses
Charges are deducted from and expenses paid out of the assets of the Portfolios that are described in the prospectuses for those Portfolios. Shares of the Portfolios are purchased for the Separate Account at their net asset value. The net asset value of Portfolio shares is determined after deduction of the fees and charges. For further information, consult the prospectus for each Portfolio and Appendix A, below.
FEDERAL TAX MATTERS
The following summary provides a general description of the federal income tax considerations associated with your Policy or Certificate, as applicable, and does not purport to be complete or to cover all tax situations. The summary does not address state, local or foreign tax issues related to the Policy or Certificate, as applicable. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.
Tax Status of the Policy or Certificate
In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy or Certificate, as applicable, must satisfy certain requirements which are set forth in the Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy or Certificate, as applicable, should satisfy the applicable requirements. If it is subsequently determined that the Policy or Certificate, as applicable, does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy or Certificate, as applicable, into compliance with such requirements and we reserve the right to restrict Policy or Certificate, as applicable, transactions in order to do so. The insurance proceeds payable upon death of the Insured will never be less than the minimum amount required for a Policy or Certificate, as applicable, to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy or Certificate, as applicable, was issued.
In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on
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income produced by those assets. Although published guidance in this area does not address certain aspects of the Policy or Certificate, as applicable, we believe that the Owner of a Policy or Certificate, as applicable, should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Policy or Certificate, as applicable, to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policy or Certificate, as applicable, from being treated as the owners of the underlying Separate Account assets.
In addition, the Code requires that the investments of the Separate Account be “adequately diversified” in order for the Policy or Certificate, as applicable, to be treated as life insurance contracts for federal income tax purposes. It is intended that the Separate Account, through its investment decisions, will satisfy these diversification requirements. If Portfolio shares are sold directly to tax-qualified retirement plans that later lose their tax-qualified status or to non-qualified plans, there could be adverse consequences under the diversification rules.
The following discussion assumes that the Policy or Certificate, as applicable, will qualify as a life insurance contract for federal income tax purposes.
Tax Treatment of Policy or Certificate Benefits
In General. We believe that the death benefit under a Policy or Certificate, as applicable, should generally be excludible from the gross income of the Beneficiary to the extent provided in Section 101 of the Code. Insurance proceeds may be taxable in some circumstances, such as where there is a transfer-for-value of a Policy or Certificate, as applicable, or where a business is the Owner of the Policy or Certificate, as applicable, covering the life of an employee, if certain notice and consent and other requirements are not satisfied.
Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or Beneficiary. A tax adviser should be consulted on these consequences.
Generally, the Owner will not be deemed to be in constructive receipt of the Policy or Certificate, as applicable, cash value until there is a distribution. When distributions from a Policy or Certificate, as applicable, occur, or when loans are taken out from or secured by a Policy or Certificate, as applicable, the tax consequences depend on whether the Policy or Certificate, as applicable, is classified as a modified endowment contract.
Modified Endowment Contracts. Under the Code, certain life insurance contracts are classified as modified endowment contracts, with less favorable tax treatment than other life insurance contracts. Given the flexibility of the Policies or Certificates, as applicable, as to premiums and benefits, the individual circumstances of each Policy or Certificate, as applicable, will determine whether it is classified as a MEC. In general, a Policy or Certificate, as applicable, will be classified as a MEC if the amount of premiums paid into the Policy or Certificate, as applicable, causes the Policy or Certificate, as applicable, to fail the “7-pay test.” A Policy or Certificate, as applicable, will fail the 7-pay test if at any time in the first seven Policy or Certificate years, as applicable, or in the seven years after a “material change,” the amount paid into the Policy or Certificate, as applicable, exceeds the sum of the level premiums that would have been paid at that point under a Policy or Certificate, as applicable, that provided for paid-up future benefits after the payment of seven level annual payments.
If there is a reduction in the benefits under the Policy or Certificate, as applicable, during a 7-pay testing period, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy or Certificate, as applicable, had originally been issued at the reduced Face Amount. If there is a “material change” in Policy’s or Certificate’s, as applicable, benefits or other terms, even after the first seven years, the Policy or Certificate, as applicable, may have to be retested as if it were a newly issued Policy or Certificate, as applicable. A
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material change may occur, for example, when there is an increase in the death benefit or the receipt of an unnecessary premium. Unnecessary premiums are premiums paid into a Policy or Certificate, as applicable, which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the most recent 7-pay testing period. To prevent your Policy or Certificate, as applicable, from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. In addition, a Policy or Certificate, as applicable, will be treated as a MEC if it is received in exchange for a life insurance contract that is a MEC. A current or prospective Owner should consult a tax adviser to determine whether a Policy or Certificate, as applicable, transaction will cause the Policy or Certificate, as applicable, to be classified as a MEC.
Distributions Other Than Death Benefits From Modified Endowment Contracts. Policies or Certificates, as applicable, classified as modified endowment contracts are subject to the following tax rules:
(1)	All distributions other than death benefits, including distributions upon surrender, withdrawals and distributions of Cash Surrender Value to the Owner in the case of certain Plans where there is no succeeding plan of insurance or the succeeding carrier is unable to accept the Cash Surrender Value, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner’s investment in the Policy or Certificate, as applicable, only after all gain has been distributed.
(2)	Loans taken from or secured by a Policy or Certificate, as applicable, classified as a modified endowment contract are treated as distributions and taxed accordingly.
(3)	A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner’s beneficiary. The foregoing exceptions generally do not apply to an Owner that is a non-natural person, such as a corporation.
If a Policy or Certificate, as applicable, becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy or Certificate, as applicable, within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy or Certificate, as applicable, that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.
Distributions Other Than Death Benefits From Policies or Certificates That Are Not Modified Endowment Contracts. Distributions other than death benefits, including distributions upon surrender, withdrawals and distributions of Cash Surrender Value to the Owner in the case of certain Plans where there is no succeeding plan of insurance or the succeeding carrier is unable to accept the Cash Surrender Value, from a Policy or Certificate, as applicable, that is not classified as a modified endowment contract are generally treated first as a non-taxable recovery of the Owner’s investment in the Policy or Certificate, as applicable, and only after the recovery of all investment in the Policy or Certificate, as applicable, as gain taxable as ordinary income. However, distributions during the first 15 Policy or Certificate, as applicable, years accompanied by a reduction in Policy or Certificate, as applicable, benefits, including distributions which must be made in order to enable the Policy or Certificate, as applicable, to continue to qualify as a life insurance contract for federal income tax purposes, are subject to different tax rules and may be treated in whole or in part as taxable income.
Loans from or secured by a Policy or Certificate, as applicable, that is not a modified endowment contract are generally not treated as distributions.
Finally, neither distributions nor loans from or secured by a Policy or Certificate, as applicable, that is not a modified endowment contract are subject to the 10 percent additional income tax.
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Investment in the Policy or Certificate. Your investment in the Policy or Certificate, as applicable, is generally your aggregate premiums. When a distribution is taken from the Policy or Certificate, as applicable, your investment in the Policy or Certificate, as applicable, is reduced by the amount of the distribution that is tax-free.
Policy or Certificate Loans. In general, interest on a Policy or Certificate, as applicable, loan will not be deductible. If a Policy or Certificate, as applicable, loan is outstanding when a Policy or Certificate, as applicable, is exchanged, canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. In the case of an outstanding loan at the time of an exchange, the cancelled loan will generally be taxed to the extent of any Policy or Certificate, as applicable, gain.
Before taking out a Policy or Certificate, as applicable, loan, you should consult a tax adviser as to the tax consequences.
Withholding. To the extent that Policy or Certificate, as applicable, distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability. However, recipients can generally elect not to have tax withheld from distributions.
Life Insurance Purchases by Residents of Puerto Rico. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to federal income tax.
Multiple Policies or Certificates. All modified endowment contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includable in the Owner’s income when a taxable distribution occurs.
Accelerated Benefits Rider. In general, rider benefits may be received tax free by the Owner if the Insured is terminally ill or chronically ill, subject to certain limitations and conditions. However, benefits under the Accelerated Benefits Rider received by a business owner with respect to an insured employee will generally be taxable. You should consult a qualified tax adviser about the consequences of adding this rider to a Policy or Certificate, as applicable, or requesting payment under this rider.
Non-Individual Owners and Business Beneficiaries of Policies or Certificates. If a Policy or Certificate, as applicable, is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the Policy or Certificate, as applicable. In addition, under Code Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy or Certificate, as applicable, this Policy or Certificate, as applicable, could be treated as held by the business for purposes of the Code Section 264(f) entity-holder rules. Death benefits payable to a business owner on the life of an employee will generally be taxable if certain notice and consent and other requirements are not satisfied. In addition, benefits under the Accelerated Benefits Rider or Accelerated Death Benefit Settlement Option Rider, as applicable received by a business owner with respect to an insured employee will generally be taxable.
Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of a Policy or Certificate, as applicable, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy or Certificate, as applicable.
Estate, Gift and Generation-Skipping Transfer Taxes. The transfer of the Policy or Certificate, as applicable, or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies, the death proceeds will generally be includable in the Owner’s estate for purposes of federal estate tax if the
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Insured owned the Policy or Certificate, as applicable, retained incidents of ownership at death, or made a gift transfer of the Policy or Certificate, as applicable, within 3 years of death. If the Owner was not the Insured, the fair market value of the Policy or Certificate, as applicable, would be included in the Owner’s estate upon the Owner’s death.
Moreover, under certain circumstances, the Code may impose a generation-skipping transfer tax when all or part of a life insurance Policy or Certificate, as applicable, is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Policy or Certificate, as applicable, or from any applicable payment, and pay it directly to the IRS.
Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy or Certificate, as applicable, ownership and distributions under federal, state and local law. The individual situation of each Owner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy or Certificate, as applicable, proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.
In general, current rules provide for a $10 million estate, gift and generation-skipping transfer tax exemption (as indexed for inflation) and a top tax rate of 40 percent through the year 2025.
The complexity of the tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.
Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to a Policy or Certificate, as applicable, purchase.
Possible Tax Law Changes. Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the Policy or Certificate, as applicable, could change by legislation, regulation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy or Certificate, as applicable.
We have the right to modify the Policy or Certificate, as applicable, in response to legislative or regulatory changes that could otherwise diminish the favorable tax treatment Owners currently receive. We make no guarantee regarding the tax status of any Policy or Certificate, as applicable, and do not intend the above discussion as tax advice.
Transfer of Issued Life Insurance Policies to Third Parties. If you transfer the Policy to a third party, including a sale of the Policy to a life settlement company, such transfer for value may be taxable. The death benefit will also be taxable in the case of a transfer for value unless certain exceptions apply. We may be required to report certain information to the IRS, as required under IRC section 6050Y and applicable regulations. You should consult with a qualified tax advisor for further information prior to transferring the Policy.
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Our Income Taxes. Under current federal income tax law, we are not taxed on the Separate Account’s operations. Thus, currently we do not deduct a charge from the Separate Account for federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes or economic burdens we may incur.
Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.
Tax Credits and Deductions. The Company may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Separate Account or to the Policy or Certificate, as applicable, owners since the Company is the owner of the assets from which the tax benefits are derived.
ADDITIONAL BENEFITS AND RIDERS
In addition to the standard death benefit associated with your Policy, other standard and/or optional benefits may also be available to you. The following table summarizes information about those benefits. Information about the fees associated with each benefit included in the table may be found in the Fee Table. We currently offer the following riders under the Certificate, subject to state availability:
NAME OF BENEFIT	PURPOSE	IS BENEFIT STANDARD OR OPTIONAL?	BRIEF DESCRIPTION OF RESTRICTIONS OR LIMITATIONS
Waiver of Monthly Deductions During Total Disability Rider	This rider provides for the waiver of monthly deductions while the insured is totally disabled, including cost of insurance and monthly certificate expense charges, upon proof of disability.	Standard	Benefit is provided to you only if elected by your employer and may not be terminated. The Insured must have become disabled before age 60.
Dependent Life Benefit — Children’s Term Insurance Benefit.	This rider provides term insurance in an amount selected at issue upon proof of death for any insured child.	Optional	Available only if elected by your employer. If coverage is applied for after certificate issue, may be subject to underwriting.
Dependent Life Benefit — Spouse's Term Insurance Benefit.	This rider provides term insurance in an amount selected at issue upon proof of death of the Insured’s spouse.	Optional	Available only if elected by your employer. If coverage is applied for after certificate issue, may be subject to underwriting.
Accelerated Benefits Rider	Under this rider, you may receive an accelerated payment of a portion of your death benefit if the Insured is terminally ill.	Standard	Payment under this rider may affect eligibility for benefits under state or federal law
Accidental Death and	This rider provides for the	Standard	Benefit is provided to you
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NAME OF BENEFIT	PURPOSE	IS BENEFIT STANDARD OR OPTIONAL?	BRIEF DESCRIPTION OF RESTRICTIONS OR LIMITATIONS
Dismemberment Benefit	payment of an insurance benefit if the Insured sustains an accidental injury that is the direct and sole cause of the Insured’s death or the Insured’s loss of a body part or bodily function.		only if elected by your employer.
Paid-Up Certificate Benefit	Terminates the death benefit (and any riders in effect) and uses all or part of the Cash Surrender Value as a single premium for a “paid-up” benefit.	Standard	The paid-up benefit must not be more than can be purchased using the Certificate’s Cash Surrender Value, more than the death benefit under the Certificate at the time you choose to use this provision, or less than $10,000.

Once you have elected a paid-up benefit, you may no longer allocate Cash Value to the Separate Account or the Fixed Account.
Dollar Cost Averaging Automatic Investment Strategy	Allows you to automatically transfer a predetermined amount of money from the Division that invests in the money market fund or an ultra short-term fund to a number of available Divisions.	Standard	Dollar Cost Averaging occurs after the close of business on each Monthly Anniversary or after close of business on the next business day following each Monthly Anniversary should your Monthly Anniversary fall on a nonbusiness day (weekend or holiday).
Annual Automatic Portfolio Rebalancing	Allows you to automatically reallocate your Cash Value among the elected Divisions to return the allocation to the percentages you specify.	Standard	This rebalancing occurs annually after the close of business on your Certificate anniversary or after the close of business on the next business day following your Certificate anniversary should your Certificate anniversary fall on a non-business day (holiday or weekend).
Additional Insurance Benefits
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Waiver of Monthly Deductions During Total Disability Rider. This Rider provides for the waiver of monthly deductions while the Insured is totally disabled, as defined in the rider. The Insured must have become disabled before age 60. The charge under this rider is assessed by increasing the applicable cost of insurance rates by 12%.
This waiver applies to both the GVUL insurance coverage and any associated rider coverages but does not include any optional investment premium or separate Spouse CGVUL certificate.
For example, if you are eligible for benefits under this rider, and have current premiums of $150 per month including a $50 optional investment premium, We will waive $100 per month so your life insurance coverage remains in force.
Dependent’s Life Benefits Rider  (for both children and spouse or for children coverage only or spouse coverage only). This rider provides for term insurance on the Insured’s children and/or spouse, as defined in the rider. The death benefit will be payable to the named Beneficiary upon the death of the spouse or upon the death of any insured child. Under certain conditions, the rider may be exchanged for an individual life insurance policy. The charge for this rider is assessed per $1,000 of insurance coverage provided.
For example, if you elected to purchase this rider on your children, and you have $5,000 of coverage under this rider, and your child dies while the child rider is in force, we will pay $5,000 in death benefit to the beneficiary upon the death of the child.
Accidental Death and Dismemberment Insurance Rider. This rider provides for the payment of an insurance benefit if the Insured sustains an accidental injury that is the direct and sole cause of the Insured’s death or the Insured’s loss of a body part or bodily function. The benefit amount is based on a percentage of the Certificate’s face amount and varies with the type of loss, as specified in the rider. The percentage is 100% for loss of life and generally ranges from 25% to 100% for loss of a body part or bodily function. Additional benefit amounts identified in the rider may be payable if the loss occurs and the Insured has properly used identified safety features, such as air bags and seat belts.
For example, if your employer has included Accidental Death and Dismemberment Insurance in your Group Insurance Plan, and your Accidental Death and Dismemberment Insurance benefit amount is $100,000, if you lose sight in one eye as defined in the certificate rider, we will pay you $50,000.
Accelerated Benefits Rider. This rider provides for the accelerated payment of a portion of death benefit proceeds in a single sum to you if the Insured is terminally ill and expected to die within less than 12 months (subject to state variations). Any irrevocable Beneficiary and assignees of record must provide written authorization in order for the Owner to receive the accelerated benefit. The amount of the death benefit payable under the rider will equal up to 80% of the Face Amount (up to $500,000) under the Certificate on the date we receive satisfactory evidence of terminal illness as described above, less any Indebtedness. In general, rider benefits may be received tax free subject to certain limitations and conditions. You should consult a qualified tax adviser about the consequences of adding this rider to a Certificate or requesting an accelerated death benefit payment under this rider. We do not currently impose a charge for this rider. However, we reserve the right to deduct an administrative charge of $150 from the accelerated death benefit at the time it is paid.
For example, if your Plan includes the Accelerated Benefits Rider and you are diagnosed with a terminal illness, you may elect to receive a portion of the death benefit proceeds (less any loans and loan interest) prior to the insured’s death. At the Insured’s death, payment of the remaining life insurance proceeds will be made to the Beneficiary(ies).
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Paid -Up Certificate Benefit. You can choose to terminate the death benefit (and any riders in effect) and use all or part of the Cash Surrender Value as a single premium for a “paid up” benefit. (“Paid up” means no further premiums are required.) The single premium is the amount required to fund a paid-up benefit under the Certificate, that is, one that requires no further premium payments. If you choose to use only a part of the Cash Surrender Value to purchase the paid-up benefit, you will receive in cash any remaining Cash Surrender Value that you did not elect to have used as a paid-up benefit. The paid-up benefit must not be more than can be purchased using the Certificate’s Cash Surrender Value, more than the death benefit under the Certificate at the time you choose to use this provision, or less than $10,000. Once you have elected a paid-up benefit, you may no longer allocate Cash Value to the Separate Account or the Fixed Account. There is no fee for electing a paid-up benefit. Because the death benefit under a paid-up benefit Certificate is calculated as the amount that will remain in force without payment of any further cost of insurance charges, it is generally significantly less than the Certificate’s usual death benefit. In addition, if you choose not to use all of the Cash Surrender Value toward the purchase of the paid-up benefit, the death benefit will be further reduced.
For example, if you have a Cash Surrender value of $10,000, you may terminate the death benefit and any riders in effect a purchase a paid up benefit for $10,000 which will be payable upon the insured's death.
If we determine that the tax status of a Certificate as life insurance is adversely affected by the addition of any of these riders, we will cease offering such riders. We deduct any charges associated with these riders as part of the monthly deduction. Please contact us for further details about these riders.
Automatic Investment Strategies
Dollar Cost Averaging. This investment strategy allows you to automatically transfer a predetermined amount of money from the Division that invests in a money market fund or an ultra short-term bond fund to a number of available Divisions of the Separate Account. Based on the elected investment allocations for this investment strategy, Dollar Cost Averaging occurs after the close of business on each Monthly Anniversary or after close of business on the next business day following each Monthly Anniversary should your Monthly Anniversary fall on a non-business day (weekend or holiday) as long as all other requirements are met. The portion of the Certificate’s Cash Value in the Division that invests in a money market fund or an ultra short-term bond fund must be greater than or equal to $1000. The minimum total monthly transfer amount must be greater than or equal to $100.
Dollar Cost Averaging does not assure a profit or protect against a loss in declining markets. It involves continuous investment in securities regardless of price fluctuations. An investor should consider his/her ability to continue purchases in periods of low price levels.
For example, if you elected the Dollar Cost Averaging and selected $12,000 of cash value to be transferred from an ultra-short-term bond Division to specified other Divisions that you choose, over a 12 month period we will $1,000 each month for 12 months.
Annual Automatic Portfolio Rebalancing. This investment strategy allows you to automatically reallocate your Cash Value among the elected Divisions to return the allocation to the percentages you specify. This rebalancing occurs annually after the close of business on your Certificate anniversary or after the close of business on the next business day following your Certificate anniversary should your Certificate anniversary fall on a non-business day (holiday or weekend).
Annual Automatic Portfolio Rebalancing does not assure a profit or protect against a loss in declining markets.
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For example, if you allocated 25% among four Divisions, at close of business on the next business day following your Policy anniversary should your Policy anniversary fall on a non-business day (holiday or weekend), we will transfer amounts among those four Divisions so that they 25% of your Policy’s cash Value is in each Division.
The automated transfers under these investment strategies will not count towards frequent transfer constraints or transfer limitations. However, we reserve the right to include them if we decide to restrict transfers under the terms of the Policy.
You may elect either the Dollar Cost Averaging strategy OR the Annual Automatic Portfolio Rebalancing strategy. There is no fee for participating in either strategy. You cannot participate in both strategies at the same time; however, either strategy may be discontinued at any time.
If we determine that the tax status of a Certificate as life insurance is adversely affected by the addition of any of these riders, we will cease offering such riders. We deduct any charges associated with these riders as part of the monthly deduction. Please contact us for further details about these riders.
DISTRIBUTION OF THE GROUP POLICY AND THE CERTIFICATES
Distributing the Group Policy and the Certificates
MetLife Investors Distribution Company (“MLIDC”) is the principal underwriter and distributor of the Group Policy and the Certificates. MLIDC, which is our affiliate, also acts as the principal underwriter and distributor of other variable life insurance policies and variable annuity contracts that we, or our affiliated companies issue. We reimburse MLIDC for expenses MLIDC incurs in distributing the Group Policy and the Certificates.
MLIDC’s principal offices are located at 200 Park Avenue, New York, NY 10166. MLIDC is registered under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.
No commissions are paid for the sale of the Certificates. However, we may compensate MetLife insurance agents and other MetLife employees for referrals. We may also make various payments to selling firms and other third parties. (See “Compensation Paid to Selling Firms and Other Intermediaries.”)
Compensation Paid to Selling Firms and Other Intermediaries
MetLife enters into arrangements concerning the sale, servicing and/or renewal of MetLife group insurance and certain other group-related products (“Products”) with brokers, agents, consultants, third party administrators, general agents, associations, and other parties that may participate in the sale, servicing and/or renewal of such products (each an “Intermediary”). MetLife may pay your Intermediary compensation, which may include, among other things, base compensation, supplemental compensation and/or a service fee. MetLife may pay compensation for the sale, servicing and/or renewal of Products, or remit compensation to an Intermediary on your behalf. Your Intermediary may also be owned by, controlled by or affiliated with another person or party, which may also be an Intermediary and who may also perform marketing and/or administration services in connection with your Products and be paid compensation by MetLife.
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Base compensation, which may vary from case to case and may change if you renew your Products with MetLife, may be payable to your Intermediary as a percentage of premium or a fixed dollar amount. MetLife may also pay your Intermediary compensation that is based upon your Intermediary placing and/or retaining a certain volume of business ( number of Products sold or dollar value of premium) with MetLife. In addition, supplemental compensation may be payable to your Intermediary. Under MetLife’s current supplemental compensation plan (“SCP”), the amount payable as supplemental compensation may range from 0% to 8% of premium. The supplemental compensation percentage may be based on one or more of: (1) the number of Products sold through your Intermediary during a one-year period or other defined period; (2) the amount of premium or fees with respect to Products sold through your Intermediary during a one-year period; (3) the persistency percentage of Products inforce through your Intermediary during a one-year period; (4) the block growth of the Products inforce through your Intermediary during a one-year period; (5) premium growth during a one-year period; or (6) a flat amount, fixed percentage or sliding scale of the premium for Products as set by MetLife. The supplemental compensation percentage will be set by MetLife based on the achievement of the outlined qualification criteria and it may not be changed until the following SCP plan year. As such, the supplemental compensation percentage may vary from year to year, but will not exceed 8% under the current supplemental compensation plan.
The cost of supplemental compensation is not directly charged to the price of our Products, except as an allocation of overhead expense, which is applied to all eligible group insurance Products, whether or not supplemental compensation is paid in relation to a particular sale or renewal. As a result, your rates will not differ by whether or not your Intermediary receives supplemental compensation. If your Intermediary collects the premium from you in relation to your Products, your Intermediary may earn a return on such amounts. Additionally, MetLife may have a variety of other relationships with your Intermediary or its affiliates, or with other parties, that involve the payment of compensation and benefits that may or may not be related to your relationship with MetLife (e.g., insurance and employee benefits exchanges, enrollment firms and platforms, sales contests, consulting agreements, participation in an insurer panel, or reinsurance arrangements).
More information about the eligibility criteria, limitations, payment calculations and other terms and conditions under MetLife’s base compensation and supplemental compensation plans can be found on MetLife’s Web site at www.metlife.com/business-and-brokers/broker-resources/broker-compensation. Questions regarding Intermediary compensation can be directed to ask4met@metlifeservice.com, or if you would like to speak to someone about Intermediary compensation, please call (800) ASK 4MET.
Payments described above are not charged directly to Owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.
GENERAL PROVISIONS OF THE GROUP POLICY
Issuance
An Employer will participate in the Group Policy issued to the MetLife Group Insurance Trust, a multi-employer/ organization trust, or to a similar trust, (the “Trust”) established for use in group insurance programs. In some states, we may issue a Group Policy directly to the Employer. The Group Policy will be issued to the Employer upon receipt of a signed application for Group Insurance signed by a duly authorized officer of the Employer, and acceptance by a duly authorized officer of the Company at its Administrative Office.
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Premium Payments
The Employer may elect to remit planned premiums on behalf of an Owner equal to an amount that Owner authorizes to be deducted from his or her wages or otherwise makes available to the Employer. All planned premiums under a Plan must be specified in advance. The planned premium payment interval is agreed to by the Employer and us. Before each planned payment interval, we will furnish the Employer with a statement of the planned premium payments to be made under the Plan or such other notification as has been agreed to by the Employer and us.
Grace Period and Termination
If the Employer does not remit planned premium payments in a timely fashion, the Employer’s participation in the Group Policy will be in default. A grace period of 31 days begins on the date that the planned premiums were scheduled to be remitted. If the Employer does not remit premiums before the end of the grace period, the Employer’s participation in the Group Policy will terminate. If the Plan permits an Owner to retain his Certificate after termination of the Employer participation in the Group Policy, the insurance coverage provided by the Certificate will continue provided such insurance is not surrendered or cancelled by the Owner and provided the Owner pays the premium directly to the Company. If the Plan does not permit an Owner to retain his Certificate, the Certificate will cease and continuation of coverage may depend upon whether there is a succeeding plan of insurance. In addition, we may terminate a Group Policy issued to an Employer or an Employer’s participation in the Group Policy issued to the Trust under certain conditions and upon 90 days written notice to you. (See “Effect of Termination of Employer Participation in the Group Policy.”)
Incontestability
We cannot contest statements made by the Employer when applying for the Group Policy issued directly to the Employer, or when applying for participation in the Group Policy issued to the Trust, after the Group Policy issued directly to the Employer has been in force for two years from the date of issue of the Group Policy, or after two years from the effective date of the Employer’s participation in the Group Policy issued to the Trust.
Ownership of Group Policy
The Employer or the Trust owns the Group Policy. A Group Policy issued directly to an Employer or an Employer’s participation in the Group Policy issued to the trust may be changed or ended by agreement between us and the Employer without the consent of, or notice to, any person claiming rights or benefits under the Group Policy. However, the Employer does not have any ownership interest in the Certificates issued under the Group Policy. The rights and benefits under the Certificates inure to the benefit of the Owners, Insureds, and Beneficiaries as set forth herein and in the Certificates.
GENERAL MATTERS RELATING TO THE CERTIFICATE
Postponement of Payments
We usually pay the amounts of any surrender, partial withdrawal, death benefit proceeds or loan within 7 days after we receive all applicable written notices, permitted telephone, fax or Internet request, and/or due proof of death of the Insured. We may postpone such payments, however, whenever:
•	the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC;
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•	the SEC by order permits postponement for the protection of Owners; or
•	an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account’s net assets.
The Company may defer payments on any amount from the Fixed Account for not more than six months.
Payments under the Certificate of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared your bank. We may use telephone, fax, internet or other means of communications to verify that payment from your check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. You may avoid the possibility of delay in disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check. If mandated by applicable law, the Company may be required to block your account and thereby refuse to pay any request for transfer, surrender, partial withdrawal, loan or death proceeds, until instructions are received from appropriate regulators. We also may be required to provide information about you and your account to government regulators.
Transfers, surrenders and partial withdrawals payable from the Fixed Account and the payment of Certificate loans allocated to the Fixed Account may, subject to certain limitations, be delayed for up to six months. However, if payment is deferred for 30 days or more, the Company will pay interest for the period of the deferment at rate that will not be less than the guaranteed Fixed Account crediting rate applicable to your Group Policy.
Effect of Termination of Employer Participation in the Group Policy
Your Employer can terminate its participation in the Group Policy or change the Plan to end coverage for a class or classes of Employees of which you are a member. In addition, the Group Policy may contain a provision that allows us to terminate your Employer’s participation in the Group Policy if:
•	during any twelve month period, the total Face Amount for all Certificate Owners under the Group Policy or the number of Certificates falls by certain amounts or below the minimum levels we establish (these levels are set forth in the Certificate), or
•	your Employer makes available to its employees another life insurance product.
Your Employer and MetLife must provide ninety days written notice to each other before terminating participation in the Group Policy. We will also notify you if we or your Employer terminate participation in the Group Policy. Termination means that your Employer will no longer send premiums to us through the Payroll Deduction Plan and that no new Certificates will be issued to Employees in your Employer’s group.
If your Employer or MetLife terminates your Employer’s participation in the Group Policy, whether you will remain an Owner of your Certificate depends on your Plan.
Under some Plans, you will remain an Owner of your Certificate even if the Plan terminates, coverage for a class or classes of Employees of which you are a member ends or the Employee’s employment ends. You cannot have elected a paid-up Certificate and, in certain Plans, your Certificate must have been in force for more than two years. If a Certificate was issued to you covering your spouse, you will remain the Owner of that Certificate as well. We will bill you for planned premiums and you will have to pay us directly. A new planned premium schedule will be established with payments no more frequently than quarterly (unless you utilize the authorized electronic funds transfer option). We may allow payment of planned premium through periodic (usually monthly) authorized electronic funds transfer. Of course, unscheduled premium payments can be made at any time. Your payments may change as a result of higher Administrative Charges and higher current cost of insurance charges but the charges
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will never be higher than the guaranteed amounts for these charges. Also, we may no longer consider you a member of your Employer’s group for purposes of determining cost of insurance rates and charges.
Under other Plans, if the Plan terminates, coverage for a class or classes of Employees of which you are a member ends or the Employee’s employment ends, we will terminate your Certificate. If your Employer replaces your Plan with another plan that offers a life insurance product designed to have cash value, we will transfer your Cash Surrender Value to the other life insurance product. If the other life insurance product is not designed to have cash value, or you are not covered by the new product, or your Employer does not replace your Plan with another plan that offers a life insurance product, we will pay your Cash Surrender Value to you. We may pay any Cash Value allocated to the Fixed Account over a period of up to five years in equal annual installments. If we pay the Cash Surrender Value to you, the Federal income tax consequences of the distribution to you would be the same as if you surrendered your Certificate.
You also have the option of choosing a paid-up Certificate. In addition, you may convert your Death Benefit into a new individual policy of life insurance from us without evidence of insurability but you must complete an application and the new policy will have new benefits and charges. If you choose the conversion rights, the insurance provided will be substantially less (and in some cases nominal) than the insurance provided under the Certificate.
STATE VARIATIONS
This Prospectus describes all material features of the Certificate. However, we will also issue you a Certificate , which is a separate document from the prospectus. There may be differences between the description of the Certificate contained in this prospectus and the Certificate issued to you due to differences in state law. Please consult your Certificate for the provisions that apply in your state. You should contact our Administrative Office to review a copy of your Certificate and any applicable endorsements and riders. The language in the prospectus determines your rights under the federal securities laws.
LEGAL PROCEEDINGS
In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.
It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife Investors Distribution Company to perform its contract with the Separate Account or of MetLife to meet its obligations under the Certificates.
FINANCIAL STATEMENTS
The financial statements of the Company and the Separate Account are contained in the Statement of Additional Information (SAI). The financial statements of the Company should be distinguished from the financial statements of the Separate Account, and should be considered only as bearing on the ability of the Company to meet its obligations under the Policies. For a free copy of these financial statements and/or the SAI, please call or write to us at our Administrative Office.
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GLOSSARY
Administrative Office — The service office of the Company. The mailing address is: MetLife GVUL; Suite 600; 11330 Olive Boulevard; St Louis, MO 63141. Unless another location is specified, all applications, notices and requests should be directed to the Administrative Office at the address above or, if permitted, to our facsimile number (866-347-4483). You may also contact us for information at 1-800-756-0124.
Attained Age —  The Issue Age of the Insured plus the number of completed Certificate Years.
Associated Companies —  The companies listed in a Group Policy’s specifications pages that are under common control through stockownership, contract or otherwise, with the Employer.
Beneficiary  — The person(s) named in a Certificate or by later designation to receive Certificate proceeds in the event of the Insured’s death. A Beneficiary may be changed as set forth in the Certificate and this Prospectus. Unless otherwise stated in the Certificate, the Beneficiary has no rights in a Certificate before the death of the Insured. If there is more than one Beneficiary at the death of the Insured, each will receive equal payments unless otherwise provided by the Owner.
Cash Value — The total amount that a Certificate provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account, the Fixed Account, and in the Loan Account.
Cash Surrender Value — The Cash Value of a Certificate on the date of surrender, less any Indebtedness.
Certificate  — A document issued to Owners of Certificates issued under Group Policies, setting forth or summarizing the Owner’s rights and benefits.
Certificate Anniversary —  The same date each year as the Plan Anniversary Date.
Certificate Month — A month beginning on the Monthly Anniversary.
Certificate Year — A period beginning on a Certificate Anniversary and ending on the day immediately preceding the next Certificate Anniversary.
Division  — A subaccount of the Separate Account. Each Division invests exclusively in an available underlying Portfolio.
Effective Date of the Certificate — The date on which insurance coverage shall take effect for an Insured.
Employee  — A person who is employed and paid for services by an Employer on a regular basis and who is an eligible employee under the Employer’s Plan. To qualify as an employee, a person ordinarily must work for an Employer at least 30 hours per week. MetLife may waive or modify this requirement at its discretion. An employee may include a partner in a partnership if the Employer is a partnership. An employee may also refer to members of sponsoring organizations.
Employer — The Employer, association, or sponsoring organization that is issued a Group Policy or participates in the Group Policy issued to the trust.
Face Amount — The minimum death benefit under the Certificate so long as the Certificate remains in force.
Fixed Account — The Certificate option where your money earns annual interest at a rate that will not be lower than the guaranteed minimum rate in effect on the issue date of your Group Policy, which in no event will be lower
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than 1%. We may credit higher rates of interest, but are not obligated to do so. This may not be available on all Certificates as an option. The Fixed Account is part of the Company’s general account. Aspects of the Fixed Account are briefly summarized in order to give a better understanding of how the Policy functions.
Fund– An underlying mutual fund in which the Separate Account assets are invested.
General Account — The assets of Metropolitan Life other than those allocated to the Separate Account or any other separate account.
Group Policy — A group variable universal life insurance policy issued by the Company to the Employer or to the MetLife Group Insurance Trust or similar trust.
Indebtedness  — The sum of all unpaid Certificate Loans and accrued interest charged on loans.
Insurance  — Insurance provided under a Group Policy on an Employee or an Employee’s spouse.
Insured  —  The person whose life is insured under a Certificate.
Investment Start Date — The date the initial premium is applied to the Fixed Account and to the Divisions of the Separate Account. This date is the later of the Effective Date of the Certificate or the date the initial premium is received at our Company’s Administrative Office.
Issue Age — The Insured’s Age as of the date the Certificate is issued.
Loan Account — The account of the Company to which amounts securing Certificate Loans are allocated. It is a part of the Company’s general account assets.
Loan Value — The maximum amount that may be borrowed under a Certificate after the first Certificate Anniversary.
Maturity Date — The Certificate Anniversary on which the Insured reaches a certain Attained Age, generally 95. In some Plans, the Attained Age may be later than 95. Please refer to the specifications page of your Certificate for the Attained Age that applies to your Certificate. (Also the final date of the Certificate.)
Monthly Anniversary — The same date in each succeeding month as the Effective Date of the Certificate except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.
Net Premium — The premium less any premium charges.
Owner (or you) — The Owner of a Certificate, as designated in the application or as subsequently changed.
Plan  — The Group Variable Universal Life Insurance Plan for Employees of the Employer provided under a Group Group Policy issued directly to the Employer or through participation of the Employer in the Group Policy issued to the MetLife Group Insurance Trust or similar trust.
Plan Anniversary Date — The effective date of the Plan set forth on the specifications page of your Certificate.
Portfolio  — A portfolio represents a class (or series) of stock of a Fund in which a Division's assets are invested.
SEC (or the Commission) — The Securities and Exchange Commission.
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Separate Account — Paragon Separate Account B, a separate investment account established by the Company to receive and invest the net premiums paid under the Certificate.
Spouse  — An employee’s legal spouse.
Valuation Date — Each day that the New York Stock Exchange is open for regular trading.
Valuation Period — The period between two successive Valuation Dates, commencing at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on a Valuation Date and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date.
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APPENDIX A: PORTFOLIOS AVAILABLE UNDER THE CERTIFICATE
The following is a list of the Portfolios currently available under the Certificate. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at dfinview.com/metlife/tahd/MET000250  . You can also request this information at no cost by calling (800) 756-0124 or by sending an email request to GVUL-eservice@metlifecommercial.com.
The current expenses and performance information below reflects fees and expenses of the Portfolios, but does not reflect the other fees and expenses that the Certificate may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio's past performance is not necessarily an indication of future performance.
INVESTMENT OBJECTIVE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2020)
			1 YEAR	5 YEAR	10 YEAR
Seeks long-term capital appreciation.	American Funds New World Fund®* - Class 1 Capital Research and Management CompanySM	0.59%	23.89%	13.62%	6.80%
Seeks a high level of current income consistent with prudent investment risk and preservation of capital.	American Funds U.S. Government Securities Fund* (formerly known as American Funds U.S. Government/AAA-Rated Securities Fund) - Class 1 Capital Research and Management CompanySM	0.23%	10.09%	3.93%	3.37%
Seeks long-term growth of capital.	BlackRock Capital Appreciation Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC	0.63%	40.66%	20.74%	15.29%
Seeks a high level of current income consistent with preservation of capital.	BlackRock Ultra-Short Term Bond Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC	0.36%	0.43%	1.12%	0.56%
Seeks long-term capital appreciation.	Brighthouse/Wellington Large Cap Research Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP	0.55%	22.27%	14.95%	13.87%
Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	Freedom 2020 Portfolio - Initial Class Fidelity Management & Research Company LLC	0.53%	15.06%	10.00%	8.16%
Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	Freedom 2030 Portfolio - Initial Class Fidelity Management & Research Company LLC	0.59%	16.89%	11.58%	9.51%
A-1

INVESTMENT OBJECTIVE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2020)
			1 YEAR	5 YEAR	10 YEAR
Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	Freedom 2040 Portfolio - Initial Class Fidelity Management & Research Company LLC	0.67%	19.28%	12.77%	10.38%
Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	Freedom 2050 Portfolio - Initial Class Fidelity Management & Research Company LLC	0.67%	19.28%	12.76%	10.44%
Seeks capital appreciation.	Invesco Global Equity Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Invesco Advisers, Inc.	0.57%	27.92%	15.13%	11.83%
Seeks a high level of income consistent with moderate fluctuations in principal value.	Limited-Term Bond Portfolio* - X T. Rowe Price Associates, Inc.	0.50%	4.71%	2.52%	1.77%
Seeks long-term growth of capital.	Loomis Sayles Growth Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.	0.57%	32.54%	13.33%	14.42%
Seeks to track the performance of the Bloomberg Barclays U.S. Aggregate Bond Index.	MetLife Aggregate Bond Index Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Advisors, LLC	0.27%	7.21%	4.21%	3.58%
Seeks to track the performance of the Standard & Poor’s MidCap 400® Composite Stock Price Index.	MetLife Mid Cap Stock Index Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Advisors, LLC	0.32%	13.39%	12.08%	11.25%
Seeks to track the performance of the MSCI EAFE® Index.	MetLife MSCI EAFE® Index Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Advisors, LLC	0.39%	7.85%	7.46%	5.33%
Seeks to track the performance of the Russell 2000® Index.	MetLife Russell 2000® Index Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Advisors, LLC	0.33%	19.62%	13.22%	11.21%
Seeks to track the performance of the Standard & Poor’s 500® Composite Stock Price Index.	MetLife Stock Index Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Advisors, LLC	0.27%	18.10%	14.93%	13.60%
Seeks a favorable total return through investment in a diversified portfolio.	MFS ® Total Return Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	0.61%	9.76%	8.90%	8.49%
A-2

INVESTMENT OBJECTIVE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2020)
			1 YEAR	5 YEAR	10 YEAR
Seeks capital appreciation.	MFS ® Value Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	0.58%	3.96%	10.43%	11.24%
Seeks to maximize total return consistent with preservation of capital.	Western Asset Management Strategic Bond Opportunities Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Western Asset Management Company	0.55%	6.92%	6.71%	5.55%
*	The Portfolio is subject to an expense reimbursement or fee waiver arrangement. The annual expenses shown reflect temporary fee reductions.
A-3

To learn more about the Certificate, you should read the SAI dated the same date as this prospectus which is incorporated herein by reference and is legally a part of this Prospectus. It includes additional information about the Certificates and the Separate Account For a free copy of the SAI, please visit dfinview.com/metlife/tahd/MET000250  or call 1-800-756-0124 or write to us at our Administrative Office. To receive free personalized illustrations of death benefits and Cash Values, and to request other information about the Policy or to make inquiries please call 1-800-756-0124 or write to us at our Administrative Office. The mailing address for our Administrative Office is: MetLife GVUL; Suite 600; 11330 Olive Boulevard; St Louis, MO 63141.
Reports and other information about the Registrant are available on the Commission’s website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
EDGAR ID: C000034618

April 30, 2021
Group Variable Universal Life Insurance Policies And Certificates (Metflex GVUL D II)
Issued by Paragon Separate Account B
Metropolitan Life Insurance Company
Direct all correspondence and inquiries to the Administrative Office:
MetLife GVUL
Administrative Office
Suite 600; 11330 Olive Boulevard; St. Louis, Mo 63141
Phone number: (800) 756-0124
PROSPECTUS
This Prospectus describes group variable universal life insurance policies and certificates offered by Metropolitan Life Insurance Company (the “Company,” “Metropolitan Life”, “MetLife,” “we,” “our,” or “us”) which are designed for use in group insurance programs sponsored by employers or other organizations. An employer or sponsoring organization (the “Employer”) will participate in the Group Policy issued to the MetLife Group Insurance Trust, a multi-employer/ organization trust, or to a similar trust, (the “Trust”) established for use in group insurance programs. In some states, we may issue a Group Policy directly to the employer or sponsoring organization. We will issue Certificates to eligible employees or members (the “Employees”) or their spouses showing the rights of the Certificate owner (“Owner” or “you”). The Employee or their spouse, as applicable, are usually both the Owner and the Insured under a Certificate unless a different Owner is designated by the Employee.
The Certificate is a long-term investment designed to provide significant life insurance benefits. This prospectus provides information that a prospective owner should know before investing in the Certificate. You should consider the Certificate in conjunction with other insurance you own.
If you are a new investor in the Certificate, you may cancel your Certificate generally within 20 days (or such longer period as state law requires) of your receipt of the Certificate or, if later, 45 days after you sign the application for coverage. You may return the Certificate during this period for a refund. We will refund an amount equal to all premiums paid under the Certificate. You should review this prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
Paragon Separate Account B (the “Separate Account”) consists of a number of Divisions (Divisions may be referred to as “Investment Divisions” in your Certificate and marketing materials) each of which invests solely in a Portfolio of a Fund. You may allocate net premiums to the Divisions that invest in the Portfolios available in your group insurance Plan or to the Fixed Account.
Please see Appendix A of this prospectus for a list of the Portfolios available for your group insurance plan.
Please note that the Certificate and the Portfolios are not guaranteed to achieve their goals, are not federally insured, are not endorsed by any bank or government agency, and are subject to risks, including the loss of the amount invested.
Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved the Certificate or determined that this Prospectus is adequate or complete. Any representation to the contrary is a criminal offense.
IMPORTANT INFORMATION
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a Portfolio’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from us. Instead, the shareholder reports will be made available on dfinview.com/metlife/tahd/MET000269, and you will be notified by mail each time a shareholder report is posted and provided with a website link to access the shareholder report.
If you already elected to receive your shareholder report electronically, you will not be affected by this change, and you need not take any action. You may elect to receive shareholder reports and other communications electronically, including Portfolio prospectuses and other information we send you by calling us at (800) 756-0124.
If you wish to continue to receive shareholder reports in paper on and after January 1, 2021, we will continue to send you all future reports in paper, free of charge. Please call (800) 756-0124 if you wish to continue receiving paper copies of the Portfolios’ shareholder reports. Your election to receive shareholder reports in paper will apply to all Portfolios available under your Policy.

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KEY INFORMATION
Important Information You Should Consider About the Certificate
	FEES AND EXPENSES			LOCATION IN PROSPECTUS
Charges for Early Withdrawals	None
Transaction Charges	You may be subject to transaction charges that may apply if you surrender your Certificate or make a partial withdrawal. You also may be charged for other transactions such as when you make a premium payment, transfer cash value between investment options, or exercise your Accelerated Death Benefit Option.			“Charges and Deductions — Transaction Charges”
Ongoing Fees and Expenses (annual charges)	In addition to charges described above, an investment in the Certificate is subject to certain ongoing fees and expenses, including a mortality and expense risk charge and a monthly deduction covering the cost of insurance under the Certificate, monthly administrative charge and optional benefits added by rider, and such fees and expenses are set based on characteristics of the insured (e.g., the age and rate class of the covered person) as well as the Group characteristics. Please refer to the specifications page of your Certificate for applicable rates.

	You will also bear expenses associated with the Portfolios available under your Certificate, as shown in the following table.			“Charges and Deductions — Monthly Deduction” “Charges and Deductions — Mortality and Expense Risk Charge” “Charges and Deductions — Portfolio Charges and Expenses”
	ANNUAL FEE	MIN.	MAX.
	Investment options (Portfolio fees and expenses)	0.28%	1.04%
	RISKS			LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in the Contract.			“Principal Risks”
Not a Short-Term Investment	The Certificates are designed to provide insurance protection. They should not be used as a short-term investment or if you need ready access to cash, because you will be charged when you make premium payments and you will also pay a transaction fee on partial withdrawals.			“Principal Risks”
Risks Associated with Investment Options	An investment in this Certificate is subject to the risk of poor investment performance and can vary depending on the performance of the Portfolios available under the Certificate. Each investment option (including any Fixed Account investment option) has its own unique risks. You should review the investment options before making an investment decision.			“Principal Risks”
Insurance Company Risks	Investments in the Certificate are subject to the risks related to Metropolitan Life including any obligations (including under any Fixed Account investment options), guarantees, and benefits of the Certificate are subject to the claims paying ability of Metropolitan Life. If Metropolitan Life experiences financial distress, it may not be able to meet its obligations to you. More information about Metropolitan Life, including its financial strength ratings, is available upon request by calling call 1-800-756-0124 or visiting: https://www.metlife.com/about-us/corporate-profile/ratings/.			“Principal Risks”
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	RISKS	LOCATION IN PROSPECTUS
Contract Lapse	Your Certificate may lapse if you have paid an insufficient amount of premiums or if the investment experience of the Portfolios is poor and the cash surrender value under your Certificate is insufficient to cover the monthly deduction. Lapse of a Certificate on which there is an outstanding loan may have adverse tax consequences. If the Certificate lapses, no death benefit will be paid. A Certificate may be reinstated if the conditions for reinstatement are met including the payment of required premiums.	“Principal Risks — Certificate Lapse”
	RESTRICTIONS	LOCATION IN PROSPECTUS
Investments	At the present time, no charge is assessed against the cash value of a Certificate when amounts are transferred among the Divisions of the Separate Account and between the Divisions and the Fixed Account, but we reserve the right to impose a charge of $25 to cover administrative costs incurred in processing any transfer in excess of 12 in a Certificate year. Certificate owners may transfer cash value between and among the investment divisions and the Fixed Account. Restrictions may apply to frequent transfers.

	Metropolitan Life reserves the right to remove or substitute portfolio companies as investment options that are available under the Certificate.	“Features of the Certificate - Transfers”
Optional Benefits	Optional Benefit availability is subject to your employer making the benefit available. Depending upon your Employer's requirements, certain Policy benefits may only be able to be added during the Employer's annual enrollment. With respect to the dependent life benefit - child coverage, or the Spouse Certificate, the employee must be in active status as an employee of the Employer in order to add these benefits.	“Features of the Certificate -Additional Benefits and Riders”
	TAXES	LOCATION IN PROSPECTUS
Tax Implications	Consult with a tax professional to determine the tax implications of an investment in and payments received under this Certificate.

Withdrawals will be subject to ordinary income tax, and may be subject to tax penalties.

	Lapse of a Certificate on which there is an outstanding loan may have adverse tax consequences.	“Federal Tax Matters”
	CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
Investment Professional Compensation	Your investment professional may receive compensation relating to your ownership of a Certificate, This conflict of interest may influence your investment professional when advising you on your Certificate. These investment professionals may have a financial incentive to offer or recommend the Certificate over another investment.	“Distribution of the Group Policy and the Certificates”
Exchanges	Some investment professionals may have a financial incentive to offer you a new policy in place of your current Certificate. You should only exchange your Certificate if you determine, after comparing the features, fees, and risks of both policies, that it is better for you to purchase the new policy rather than continue to own your existing Certificate.	“Distribution of the Group Policy and the Certificates”
5

OVERVIEW OF THE CERTIFICATE
Purpose of the Certificate
The Certificate is designed for use in employer-sponsored life insurance programs to provide employees who elect coverage tax deferred accumulation of assets through an investment portfolio and a death and/or other benefits. The Certificate may be appropriate for an investor who has a longer time horizon, is not purchasing the Certificate for short-term liquidity needs and desires life insurance coverage.
Premium Payments
Where provided by an Employer, the minimum initial premium and the planned premium will be remitted to us by the Employer on your behalf pursuant to a premium payment schedule (the “Payroll Deduction Plan”). You must authorize the amount of the premiums remitted by the Employer. If the Employer does not provide a Payroll Deduction Plan, you must pay the minimum premium and the planned premium directly to us. In addition to planned premiums, you may send unscheduled premium payments directly to us at any time and in any amount, subject to the minimum and maximum premium limitations. No insurance will take effect until the minimum initial premium set forth in the specifications pages of the Certificate is paid, and the health and other conditions, including eligibility of the insured described in the application for insurance, must not have changed. Every premium payment (other than a planned premium) paid must be at least $20. We reserve the right not to accept a premium payment other than a planned premium for up to six months from the date a partial withdrawal is paid to you, unless the premium payment is required to keep the Certificate in force. We will not accept any premium payment that would cause your total premiums to exceed current maximum premium limitations that qualify the Certificate as life insurance according to federal tax laws. The planned premium is an amount that you arrange to pay for the Certificate that is based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Certificate. You are not required to pay premiums equal to the planned premium. Premium payments made directly to us should be sent to our Administrative Office. The payment of a given premium will not necessarily guarantee that your Certificate will remain in force. Rather, this depends on the Certificate’s cash surrender value. Insufficient premiums may result in lapse of the Certificate. Premiums may be allocated among the investment options including the Fixed Account. Additional information about each Portfolio including its investment objective, advisers and any sub-advisers as well as current expenses and certain performance information is included in Appendix A.
Features of the Certificate
The Certificate has a number of features designed to provide lifetime insurance coverage as well as maximum flexibility in connection with premium payments and death benefits, including flexibility to change the type and amount of the death benefit; flexibility in paying premiums; loan privileges; surrender privileges; and optional insurance benefits.
Standard Death Benefit. We pay death benefit proceeds to the Beneficiary once we have received satisfactory proof of the Insured’s death, or to you, before the Insured’s death and under circumstances described in available riders. The death benefit proceeds equal the death benefit PLUS any additional benefit provided by rider and MINUS any outstanding Indebtedness and any unpaid monthly deductions and any benefits paid under the Accelerated Benefits Rider as of the end of the Valuation Period that includes the date of the Insured’s death.
You may choose between two standard death benefit options available under the Certificate. After the first Certificate Anniversary, you may change the death benefit option while the Certificate is in force. Changing the
6

death benefit option may have tax consequences. We calculate the amount payable under each death benefit option as of the Insured’s date of death.
•	Death Benefit Option A is a “Level Type” death benefit equal to the Face Amount of the Certificate or, if greater, a percentage of Cash Value based on federal tax law requirements.
•	Death Benefit Option B is an “Increasing Type” death benefit equal to the Face Amount of the Certificate plus the Cash Value or, if greater, a percentage of Cash Value based on federal tax law requirements. This option is the only option presented for purchase for certain Group Policies and Employer-sponsored programs.
So long as a Certificate remains in force, the death benefit under either option will be at least equal to the current Face Amount. The death benefit will never be less than the minimum amount required for the Certificate to be treated as life insurance under U.S. Federal income tax rules, as in effect on the date the Certificate was issued.
Surrenders. At any time that a Certificate is in effect, you may elect to surrender the Certificate and receive its Cash Surrender Value. A surrender may have tax consequences.
Partial Withdrawals. You may request to withdraw part of the Cash Surrender Value once each Certificate Month. Partial withdrawals may have federal income tax consequences and may increase the risk that your Certificate will lapse (terminate without value).
Transfers. Subject to certain restrictions, you may transfer Cash Value among the Divisions of the Separate Account or Fixed Account. There are restrictions on transfers involving the Fixed Account. We may restrict transfers in the future or even revoke the transfer privilege for certain Owners. For additional information on the restrictions we may impose on transfers and the costs and risks to you that can result from disruptive trading activities, see “Transfers.”
Loans. You may borrow against the Cash Value of a Certificate. We transfer a portion of the Cash Value equal to the amount of the loan, and an amount equal to the present value of the loan interest due, from each Division of the Separate Account and the Fixed Account to the Loan Account as collateral for the loan. The maximum amount you may borrow is an amount equal to 85% of the Cash Value on the date the loan is requested less any outstanding Indebtedness. We charge interest on the amount of the Certificate Loan at a maximum annual rate of 8%. We will credit interest on amounts in the Loan Account at an annual rate that will not be lower than the guaranteed minimum rate in effect on the issue date of your Group Policy, which in no event will be lower than 1%. Loans may have tax consequences.
Additional Benefits and Riders. We offer several optional insurance benefits and riders that provide supplemental benefits under the Certificate. These are the Waiver of Monthly Deductions During Total Disability Rider, Children’s Dependent’s Life Benefit Rider, the Spouse Certificate, Accelerated Benefits Rider, and Accidental Death and Dismemberment Insurance Rider. We generally deduct any monthly charges for these options and riders from the Cash Value as part of the monthly deduction. These riders may not be available in all states and some Plans may not offer certain riders. Please contact us at our Administrative Office for further details.
Paid-Up Certificate Benefit. You can choose to terminate the death benefit (and any riders in effect) and use all or part of the Cash Surrender Value as a single premium for a “paid-up” benefit. (“Paid-up” means no further premiums are required.)
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FEE TABLES
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Certificate. We may charge fees and use rates that are lower than the maximum guaranteed charges reflected in the tables. The Employer chooses which charges, Group A, Group B or Group C, will apply to the Certificates issued to the Employees of the Employer. (See “Issuing the Certificate — Selection of Charge Structure (Group A, Group B and Group C)”). Please refer to your Certificate specification page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Certificate, surrender or make withdrawals from the Policy, or transfer cash between investment options.
Transaction Charges
Charge	When Charge is Deducted	Maximum Amount Deducted
Premium Tax Charge	Upon Receipt of Premium Payment	Group A	Group B	Group C
		2.25%	2.25%	No explicit charge(1)
Partial Withdrawal Charge	Upon each partial withdrawal from the Certificate	$25 (2)
Transfer Charge	Upon transfer in excess of 12 in a Certificate Year	$25 per transfer(3)
Accelerated Benefits Rider Administrative Charge	At the time an accelerated death benefit is paid	$150 (3)
(1)	For Certificates issued under a Group C charge structure, the premium tax charge is not assessed as explicit charge; instead, it is included in the insurance rates resulting in a higher cost of insurance charge for these Certificates. (See “Selection of Charge Structure (Group A, Group B and Group C)”.
(2)	The partial withdrawal charge is equal to the lesser of $25 or 2% of the amount of the withdrawal.
(3)	We do not currently impose this charge.
The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate not including Portfolio fees and expenses.
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Periodic Charges Other Than Annual Portfolio Expenses
Charge	When Charge Deducted	Amount Deducted
Base Contract Charge:
Cost of Insurance(1) • Minimum and Maximum Charge	Monthly	$0.26 to $112.63 per $1,000 of net amount at risk
• Charge for a Representative Insured (2)		$0.81 per $1,000 net amount at risk
Administrative Charge(3)	Monthly	Group A	Group	Group C
		$6.50	No explicit charge(4)	No explicit charge(4)
Mortality and Expense Risk Charge(5)	Daily	0.90% (annually) of the net assets of each Division of the Separate Account
Loan Interest Spread(6)	Each Certificate Anniversary	2.0%
Optional Benefit Charges:
Waiver of Monthly Deductions During Total Disability Rider(7), (8)	Monthly
• Minimum and Maximum Charge		$0.10 to $$0.31 per $1,000 net amount at risk
• Charge for a Representative Insured (2)		$0.00 per $1,000 net amount at risk
Dependent’s Life Benefits Rider -Child	Monthly	$0.41 per $1,000 of coverage
Spouse Certificate(7)
• Minimum and Maximum Charge	Monthly	$0.26 to $112.63 per $1,000 net amount at risk
• Charge for a Representative Insured (9)		$0.81 per $1,000 of coverage net amount at risk
Accidental Death and Dismemberment Insurance Rider(7), (8)	Monthly
• Minimum and Maximum Charge		$0.26 to $112.63 per $1,000 net amount at risk
• Charge for a Representative Insured (2)		$0.81 per $1,000 net amount at risk
(1)	Cost of insurance rates vary based on the Insured’s Attained Age and rate class. The cost of insurance charge will also vary depending on which charge structure the Employer has chosen for the Certificates. The cost of insurance charge is greater for participants in a Plan that uses a Group B or Group C charge structure than those in a Plan that uses a Group A charge structure. (See “Issuing the Certificate — Selection of Charge Structure, Group A, Group B and Group C.”) The cost of insurance charges shown in the table may not be typical of the charges you will pay. More detailed information concerning your cost of insurance charges is available on request from our Administrative Office.
(2)	A representative Insured is a person with an, attained age of 43, actively at work.
(3)	The maximum administrative charge we can apply to any Certificate can vary but will not exceed the amounts in the table. Please refer to the specifications pages of your Certificate for the administrative charge that applies to your Certificate.
(4)	For Certificates issued under a Group B or Group C charge structure, the administrative charge is not assessed as an explicit charge; instead, it is included in the insurance rates resulting in a higher cost of insurance charge for these Certificates. (See “Selection of Charge Structure (Group A, Group B and Group C).
(5)	The Mortality and Expense Risk Charge is currently 0.75% (annually) of the net assets of each Division of the Separate Account.
(6)	While the amount we charge you is guaranteed not to exceed 8% annually and the amount we credit is guaranteed not to be lower than the guaranteed minimum annual rate in effect on the issue date of your Group Policy, which in no event
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will be lower than 1%. We also guarantee that the Loan Interest Spread will not be greater than 2%.
(7)	Charges for this rider vary based on the Insured’s individual characteristics. The cost of insurance charge shown in the table may not be representative of the charge that a you will pay. Your Certificate will indicate the rider charges applicable to your Certificate. More detailed information concerning your charges is available on request from our Administrative Office.
(8)	The maximum charge for these riders does not increase the maximum charge outlined under the maximum charge of the Cost of Insurance Charge.
(9)	For the Spouse Certificate, a representative Insured is an employee’s spouse that has an attained age of 43.
Annual Portfolio Expenses
The next table shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Policy. A complete list of the Portfolios available under the Certificate, including their annual expenses, may be found in Appendix A at the back of this document.
	Minimum	Maximum
Annual Portfolio Expenses (as a percentage of average net assets) (expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.28%	1.04%
PRINCIPAL RISKS
Investment Risk
If you invest your Cash Value in one or more Divisions of the Separate Account, then you will be subject to the risk that the investment performance of the Divisions will be unfavorable and that the Cash Value will decrease. An investment in this Certificate is subject to the risk of poor investment performance and can vary depending on the performance of the Portfolios available under the Certificate. Each investment option (including any Fixed Account option) has its own unique risks. You should review the investment options before making an investment decision. A comprehensive discussion of the risks of each of the Portfolios may be found in each Portfolio's prospectus. Please refer to the prospectuses for the Portfolios for more information. There is no assurance that any of the Portfolios will achieve its stated investment objective. In addition, we deduct Certificate fees and charges from your Cash Value, which can significantly reduce your Cash Value. During times of poor investment performance, this deduction will have an even greater impact on your Cash Value. You could lose everything you invest and your Certificate could lapse without value, unless you pay additional premium.
If you allocate premiums to the Fixed Account, then we credit your Cash Value (in the Fixed Account) with a declared rate of interest. You assume the risk that the interest rate on the Fixed Account may decrease, although it will never be lower than the guaranteed minimum annual rate in effect on the issue date of your Group Policy, which in no event will be lower than 1%.
Risk of An Increase In Current Fees and Expenses
Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Certificate in force.
Certificate Lapse
If your Cash Surrender Value is not enough to pay the monthly deduction and other charges, your Certificate may enter a 62-day grace period. We will notify you that the Certificate will lapse (terminate without value) unless you
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make sufficient payment during the grace period. Your Certificate also may lapse if your Indebtedness exceeds your Cash Value on any Monthly Anniversary. If either of these situations occurs, your Certificate will be in default and you must pay a specified amount of new premium to prevent your Certificate from lapsing. Subject to certain conditions and our underwriting rules, you may reinstate a lapsed Certificate within three years after the date of lapse and before the Maturity Date. In certain situations your Certificate may also terminate if your employer ends its participation in the Group Policy.
Limitations on Access to Cash Value
We limit partial withdrawals of cash value from the Certificates to amounts not less than $200 and we reserve the right to limit withdrawals you request from the Fixed Account, to not more than the 25% of the largest amount in the Fixed Account over the last four Certificate years (or since the Date of Certificate if the Certificate has been in effect for less than four years).
Limitations on Transfers
We do not currently charge for transfers, but we reserve the right to charge up to $25 per transfer to cover administrative costs incurred in processing any transfer in excess of 12 in a Certificate year, except for transfers under the Automated Investment Strategies. We have adopted procedures to limit excessive transfer activity. In addition, each Portfolio may restrict or refuse certain transfers among, or purchases of shares in their Portfolios as a result of certain market timing activities. You should read each Portfolio's prospectus for more details. The minimum amount you may transfer is $200 or, if less, the total amount in an investment option. We reserve the right to limit transfers from the Fixed Account in any Certificate year to 25% of the largest amount in the Fixed Account over the last four Certificate years (or since the Date of Certificate if the Certificate has been in effect for less than four years).
Tax Treatment
To qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Certificate must satisfy certain requirements which are set forth in the Internal Revenue Code (the “Code”). Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Certificate should satisfy the applicable requirements. If it is subsequently determined that a Certificate does not satisfy the applicable requirements, we may take appropriate steps to bring the Certificate into compliance with such requirements and we reserve the right to restrict Certificate transactions in order to do so. The insurance proceeds payable upon death of the Insured will never be less than the minimum amount required for a Certificate to be treated as life insurance under Section 7702 of the Code, as in effect on the date the Certificate was issued.
Depending on the total amount of premiums you pay, the Certificate may be treated as a “modified endowment contract” (“MEC”) under Federal tax laws. If a Certificate is treated as a MEC, then surrenders, partial withdrawals, and loans under the Certificate will be taxable as ordinary income to the extent there are earnings in the Certificate. In addition, a 10% penalty tax may be imposed on surrenders, partial withdrawals, and loans taken before you reach age 59 1⁄2.
Under current federal income tax law, the taxable portion of distributions from variable life contracts is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends.
You should consult a qualified tax adviser for assistance in all Certificate-related tax matters.
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Surrender And Partial Withdrawals (Short-Term Investment Risk)
We designed the Certificate to meet long-term financial goals. To best realize the benefits available through the Certificate — including the benefit of tax deferred build-up of Cash Value, you should purchase the Certificate only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Certificate if you intend to surrender all or part of the Certificate in the near future. THE CERTIFICATE IS NOT SUITABLE AS A SHORT-TERM SAVINGS VEHICLE. A surrender, in whole or in part, may have tax consequences and may increase the risk that your Certificate will lapse.
We assess a partial withdrawal transaction charge equal to the lesser of $25 or 2% of the amount withdrawn. A partial withdrawal may reduce the Face Amount as well as the death benefit. In certain circumstances, the reduction of the death benefit resulting from a partial withdrawal also may affect the cost of insurance charge and the amount of insurance protection afforded under a Certificate. Partial withdrawals may have tax consequences and may increase the risk that your Certificate will lapse.
Loans
A Certificate Loan, whether or not repaid, will affect Cash Value over time because we subtract the amount of the Certificate Loan from the Divisions of the Separate Account and/or the Fixed Account and hold that amount in the Loan Account. This loan collateral does not participate in the investment performance of the Divisions of the Separate Account.
We reduce the amount we pay on the Insured’s death, surrender, or the maturity of the Certificate, by the amount of any Indebtedness. Your Certificate may lapse (terminate without value) if the Indebtedness exceeds the Cash Value on any Monthly Anniversary.
A Certificate Loan may have tax consequences. If you surrender the Certificate or allow the Certificate to lapse or if the Certificate terminates while a Certificate Loan is outstanding, the amount of the outstanding Indebtedness, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly.
Other Matters
The novel coronavirus COVID-19 pandemic is causing illnesses and deaths. This pandemic, other pandemics, and their related major public health issues are having a major impact on the global economy and financial markets. Governmental and non-governmental organizations may not effectively combat the spread and severity of such a pandemic, increasing its harm to the Company. Any of these events could materially adversely affect the Company’s operations, business, financial results, or financial condition.
Cybersecurity
Cybersecurity breaches can be intentional or unintentional events, and can occur through unauthorized access to computer systems, networks or devices; infection from computer viruses or other malicious software code; or attacks that shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality. Cybersecurity breaches can interfere with our processing of transactions, including the processing of transfer orders from our website or with the Portfolios; impact our ability to calculate cash values; cause the release and possible destruction of confidential Certificate Owner or business information; or impede order processing or cause other operational issues. Although we continually make efforts to identify and reduce our exposure to cybersecurity risk, there is no guarantee that we will be able to successfully manage this risk at all times.
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Insurance Company Risks
Policies are subject to the risks related to Metropolitan Life, including any obligations (including under any fixed account investment options), guarantees, of the Portfolios and benefits of the Policy are subject to the claims paying ability of Metropolitan Life. If Metropolitan Life experiences financial distress, it may not be able to meet its obligations to you. More information about Metropolitan Life, including its financial strength ratings, is available upon request by calling (800) 756-0124.
THE COMPANY AND THE FIXED ACCOUNT
The Company
Metropolitan Life Insurance Company is a provider of insurance, annuities, employee benefits and asset management. We are also one of the largest institutional investors in the United States with a general account portfolio invested primarily in fixed income securities (corporate, structured products, municipals, and government and agency) and mortgage loans, as well as real estate, real estate joint ventures, other limited partnerships and equity securities, at December 31, 2020. The Company was incorporated under the laws of New York in 1868. The Company’s office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc.
Obligations to Owners and Beneficiaries that arise under the Certificate are obligations of MetLife.
The Fixed Account
The Fixed Account is part of the Company’s general account. The general Account consists of all assets owned by MetLife other than those in the Separate Account and other separate accounts. We own the assets in the general Account and we use these assets to support our insurance and annuity obligations other than those funded by our separate investment accounts. These assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over the investment of the assets of the Fixed Account. We guarantee that the amounts allocated to the general Account will be credited interest daily at a net effective annual interest rate that will not be lower than the guaranteed minimum rate in effect on the issue date of your Group Policy, which in no event will be lower than 1%. The principal, after charges and deductions, also is guaranteed. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion.
Restrictions on Partial Withdrawals and Transfers From the Fixed Account. An Owner may withdraw a portion of Cash Value from the Fixed Account. The maximum amount that can be withdrawn in any Certificate Year (through partial withdrawals or transfers) from the Fixed Account is 25% of the largest amount in the Fixed Account over the last four Certificate Years (or less if the Certificate has been in force for less than four Certificate Years). We are not currently enforcing this restriction for partial withdrawals from the Fixed Account but reserve our right to do so in the future. It is important to note that since we are enforcing the restrictions on transfers from the Fixed Account, it could take a number of years to fully transfer a current balance in the Fixed Account to the Divisions of the Separate Account. You should keep this in mind when considering whether an allocation of Cash Value to the Fixed Account is consistent with your risk tolerance and time horizon.
Transfers and Partial Withdrawals from the Fixed Account are also subject to the general provisions regarding transfers and partial withdrawals. (See “Surrenders and Partial Withdrawals” and “Transfers.”) The total amount available for withdrawal may not exceed the total Cash Surrender Value of the Certificate.
The Loan Account is part of the general account.
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We have not registered interests in the Fixed Account under the Securities Act of 1933, nor have we registered the Fixed Account as an investment company under the 1940 Act.
THE SEPARATE ACCOUNT AND THE PORTFOLIOS
The Separate Account
The Separate Account was established as a separate investment account on January 4, 1993 and is subject to New York law. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) and meets the definition of a “separate account” under federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or the Company by the SEC. The Separate Account may be used to support other variable insurance policies we issue.
The investment adviser to certain of the Portfolios offered with the Group Policy or with other group policies issued through the Separate Account may be regulated as a Commodity Pool Operator. While MetLife does not concede that the Separate Account is a commodity pool, MetLife has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodities Exchange Act (“CEA”), and is not subject to registration or regulation as a pool operator under the CEA.
The Separate Account is divided into Divisions, each of which invests in shares of a Portfolio. The Portfolios that are available in the Certificate vary by Plan. Income and both realized and unrealized gains or losses from the assets of the Separate Account are credited to or charged against that Separate Account without regard to income, gains, or losses from any other business the Company may conduct.
We segregate the assets in the Separate Account from our Fixed Account assets. The assets in the Separate Account shall at least equal the Separate Account reserves and other liabilities under the Certificates. Under applicable state insurance law, assets equal to the reserves and other liabilities under the Certificates are not chargeable with liabilities arising out of any other business of MetLife. If the assets in the Separate Account exceed the reserves and other liabilities under the Certificates, then we may, from time to time in the normal course of business, transfer the excess to our Fixed Account. Such excess amounts may include, without limitation, amounts representing fees and charges incurred, but not yet deducted from the Separate Account. Before making any such transfers, we will consider any possible adverse impact the transfer may have on the Separate Account.
We are obligated to pay all amounts promised to investors under the Certificate. The assets of the Separate Account may not be used to pay any liabilities of MetLife other than those arising under the Certificate or other products funded by the Separate Account. Any such amount that exceeds the Certificate’s Cash Value in the Separate Account is paid from our general account. Death benefit amounts and any optional benefits paid from the general account are subject to the financial strength and claims paying ability of the Company and our long term ability to make such payments. We issue other life insurance policies and annuity contracts where we pay all money we owe under those policies and contracts from our general account. MetLife is regulated as an insurance company under state law, which includes, generally, limits on the amount and type of investments in its general account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.
We do not guarantee any money you place in the Divisions of the separate account. The value of each Division of the separate account will increase or decrease, depending on the investment performance the corresponding Portfolio. You could lose some or all of your money.
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The Portfolios
The Portfolios available under the Certificate including each Portfolio name, investment objective, adviser, sub-adviser, current expenses and average annual total returns of each Portfolio are set forth in Appendix A. Each Portfolio Prospectus and Statement of Additional Information contain information about each Portfolio and may be obtained by visiting dfinview.com/metlife/tahd/MET000269 or calling (800) 756-0124.
Each Division of the Separate Account invests solely in shares of a Portfolio. Each Portfolio is part of a mutual fund that is registered with the SEC as an open-end, management investment company. This registration does not involve supervision of the management or investment practices or policies of the Portfolios or the mutual funds by the SEC.
The assets of each Portfolio are held separate from the assets of the other Portfolios, and each Portfolio has investment objectives and policies that are generally different from those of the other Portfolios. The income or losses of one Portfolio generally have no effect on the investment performance of any other Portfolio.
In addition to the Separate Account, the Portfolios may sell shares to other separate accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans, or to certain pension and retirement plans qualifying under Section 401 of the Code. It is possible that, in the future, material conflicts could arise as a result of such “mixed and shared” investing.
These Portfolios are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. The investment objectives and policies of certain Portfolios are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the Portfolios may differ from the results of these other portfolios. There can be no guarantee, and no representation is made, that the investment results of any of the Portfolios will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager.
There is No Assurance That Any of the Portfolios Will Achieve its Stated Objective. For example, an investment in a money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any governmental agency and, during periods of low interest rates, the yields of money market Divisions may become extremely low and possibly negative. More detailed information, including a description of risks and expenses, is in the prospectuses for the Portfolios.
Certain Payments We Receive With Regard to the Portfolios. An investment adviser or subadviser of a Portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing and support services with respect to the Certificates and, in the Company’s role as an intermediary, with respect to the Portfolios. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. Owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees. (See the Portfolios' prospectuses for more information.) The amount of the payments we receive is based on a percentage of assets of the Portfolios attributable to the Certificates and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.
Additionally, an investment adviser or subadviser of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Certificates and may pay us and/or certain of our affiliates amounts to
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participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliates) with increased access to persons involved in the distribution of the Certificates.
On August 4, 2017, MetLife, Inc. completed the separation of Brighthouse Financial, Inc. and its subsidiaries (“Brighthouse”) where MetLife, Inc. retained an ownership interest of 19.2% common stock outstanding of Brighthouse Financial, Inc. In June 2018, MetLife, Inc. sold Brighthouse Financial, Inc. common stock in exchange for MetLife, Inc. senior notes and Brighthouse was no longer considered a related party. At December 31, 2020, MetLife, Inc. held no shares of Brighthouse Financial, Inc. for its own account; however, certain insurance company separate accounts managed by MetLife held shares of Brighthouse Financial, Inc. Brighthouse subsidiaries include Brighthouse Investment Advisers, LLC, which serves as the investment adviser for the Brighthouse Funds Trust I and Brighthouse Funds Trust II. We and our affiliated companies have entered into agreements with Brighthouse Investment Advisers, LLC, Brighthouse Funds Trust I and Brighthouse Funds Trust II whereby we receive payments for certain administrative, marketing and support services described in the previous paragraphs. Currently, the Portfolios in Brighthouse Funds Trust I and Brighthouse Funds Trust II are only available in variable annuity contracts and variable life insurance policies issued by Metropolitan Life Insurance Company and its affiliates, as well as Brighthouse Life Insurance Company and its affiliates. As of December 31, 2020, approximately 88% of Fund assets held in Separate Accounts of Metropolitan Life Insurance Company and its affiliates were allocated to Portfolios in Brighthouse Funds Trust I and Brighthouse Funds Trust II. Should we or Brighthouse Investment Advisers, LLC decide to terminate the agreements, we would be required to find alternative Portfolios which could have higher or lower costs to the Owner. In addition, the amount of payments we receive could cease or be substantially reduced which would have a material impact on our financial statements.
Certain Portfolios have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. A Portfolio’s 12b-1 Plan, if any, is described in more detail in each Portfolio's prospectus. Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under a Portfolio’s 12b-1 Plan decrease the Portfolio’s investment return.
Selection of Portfolios. We select the Portfolios offered through the Certificate based on a number of criteria, including asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio's adviser or sub-adviser is one of our affiliates or whether the Portfolio, its adviser, its sub-adviser(s), or an affiliate will make payments to us or our affiliates. For additional information on these arrangements, see “Certain Payments We Receive with Regard to the Portfolios” above. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new premium payments and/or transfers of Cash Value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Owners. In some cases, we have included Portfolios based on recommendations made by selling firms. These broker-dealer firms may receive payments from the Portfolios they recommend and may benefit accordingly from the allocation of Cash Value to such Portfolios. We may also consider funds for Plans based on suggestions or requests from Employers. We do not provide investment advice and do not recommend or endorse any particular Portfolio. You bear the risk of any decline in the Cash Value of your Certificate resulting from the performance of the Portfolios you have chosen.
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Addition, Deletion, or Substitution of Portfolios. We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of the Portfolios that are held by the Separate Account or that the Separate Account may purchase. We reserve the right to (i) eliminate the shares of any of the Portfolios and (ii) substitute shares of another fund if the shares of a Portfolio are no longer available for investment, or further investment in any Portfolio becomes inappropriate in view of the purposes of the Separate Account. New or substitute Portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not substitute any shares without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law.
We also reserve the right to establish additional Divisions of the Separate Account. We will establish new Divisions when marketing needs or investment conditions warrant. Any new Division will be made available to existing Owners on a basis to be determined by the Company. If approved by the SEC, to the extent required by the 1940 Act or other applicable law, we may also:
•	eliminate or combine one or more Divisions;
•	substitute one Division for another Division; or
•	transfer assets between Divisions if marketing, tax, or investment conditions warrant.
We will notify all Owners of any such changes.
If we deem it to be in the best interests of persons having voting rights under the Certificate, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be:
•	operated as a management company under the 1940 Act;
•	deregistered under that Act in the event such registration is no longer required; or
•	combined with other separate accounts of the Company.
To the extent permitted by applicable law, we may transfer the assets of the Separate Account associated with the Certificate to another separate account.
We cannot guarantee that the shares of the Portfolios will always be available. The Portfolios each sell shares to the Separate Account in accordance with the terms of a participation agreement between the Portfolio distributors and us. Should this agreement terminate or should shares become unavailable for any other reason, the Separate Account will not be able to purchase the existing Portfolio shares. Should this occur, we will be unable to honor your requests to allocate Cash Values or premium payments to the Divisions of the Separate Account investing in such shares. In the event that a Portfolio is no longer available, we will take reasonable steps to obtain alternative investment options.
Voting Portfolio Shares. Although we are the legal owner of the Portfolio shares held in the Separate Account Divisions, and have the right to vote on all matters submitted to shareholders of the Portfolios, we will vote our shares only as Owners instruct, so long as such action is required by law.
Before a vote of a Portfolio's shareholders occurs, Owners will receive voting materials. We will ask each Owner to instruct us on how to vote and to return his or her proxy to us in a timely manner. Each Owner will have the right to instruct us on the number of Portfolio shares that corresponds to the amount of Cash Value he or she has in that Portfolio (as of a date set by the Portfolio).
If we do not receive voting instructions on time from some Owners, we will vote those shares in the same proportion as the timely voting instructions we receive and, therefore, the outcome of the vote could be decided by a few
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Owners who provide timely voting instructions. Should federal securities laws, regulations, or interpretations change, we may elect to vote Portfolio shares in our own right. If required by state insurance rule or if permitted under federal regulation, under certain circumstances we may disregard certain Owner voting instructions.
ISSUING THE GROUP POLICY AND THE CERTIFICATES
General Information
An Employer will participate in the Group Policy issued to the MetLife Group Insurance Trust, a multi-employer/ organization trust, or to a similar trust, (the “Trust”) established for use in group insurance programs. In some states, we may issue a Group Policy directly to the Employer. The Group Variable Universal Life Insurance Plan provided through a Group Policy issued directly to the Employer or provided through the Employer’s participation in the Group Policy issued to the Trust is referred to as the “Plan”. Employees may own Certificates issued under the Group Policy that covers the Employer’s Plan. Whether the Plan is provided through a Group Policy issued directly to the Employer or through the Employer’s participation in the Group Policy issued to the Trust will not result in any differences in the rights and benefits of the Employers or Owners of Certificates under the Plan.
The Employer or the Trust owns the Group Policy, but does not have any ownership interest in the Certificates issued under the Group Policy. Rights and benefits under the Certificates inure to the benefit of the Owners (generally, Employees), Insureds and Beneficiaries as set forth herein.
Generally, a Certificate is available for Insureds between Issue Ages 17-70 who supply satisfactory evidence of insurability. We may issue Certificates to individuals falling outside that range of Issue Ages, or decline to issue Certificates to individuals within that range of Issue Ages. The Insured under a Certificate is usually an employee of the Employer.
Currently, the minimum initial Face Amount is $10,000. The maximum Face Amount varies by Plan. We reserve the right to modify at any time our minimum Face Amount on new contracts. The Owner may change the Face Amount (subject to the minimum and maximum amounts applicable to his or her Certificate) and the death benefit option, but in certain cases evidence of insurability may be required. (See “Certificate Benefits — Death Benefit.”)
On behalf of Owners, the Employer may elect to make planned premium payments under the Plan equal to an amount authorized by Employees to be deducted from their wages or otherwise made available to the Employer. If the Employer does not so elect, we will bill Owners directly for the planned premium payments. In addition, Owners may pay additional premiums.
Selection of Charge Structure (Group A, Group B and Group C)
Three different charge structures are available for the administrative convenience of the Employer, who chooses which charge structure will apply to the Certificates issued to the Employer’s Employees. Group B and Group C may not be available to employer-sponsored programs that qualify as plans under ERISA. Please refer to the specifications page of your Certificate to see which charge structure applies to your Certificate.
The difference among the three groups is whether we will assess a premium tax charge or an administrative charge as an explicit charge or increase our insurance rates to include it in the cost of insurance charge. For Certificates in Group A, we assess each of these charges as explicit charges. For Certificates in Group B, we do not assess an explicit administrative charge; instead, we include the administrative charge in our insurance rates resulting in a higher cost of insurance charge for these Certificates than for the Certificates in Group A. For Certificates in Group C, we do not assess an explicit administrative charge nor an explicit premium tax charge. We include both of these
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charges in our insurance rates resulting in a higher cost of insurance charge for these Certificates than for the Certificates in Group A or Group B.
It is our intention that the total amount of the charges under either the Group A, Group B or Group C charge structure be the same for Employees in the aggregate under a Plan. However, in order to include a premium tax charge and an administrative charge in our insurance rates, we must make certain assumptions to calculate the amount by which the insurance rates must increase to cover these expenses. In order to convert a charge based on premiums into an increase in our insurance rates, we must assume the aggregate amount of premium that we expect to receive. To convert a per Certificate administrative charge into an increase in our insurance rates, we must assume an average Certificate Face Amount. If the actual aggregate premiums paid or the actual average Certificate Face Amount differs from our assumptions, then the total charges under Group B or Group C will differ from the total charges under Group A. Since our assumptions are conservative, the total charges under Group B and Group C are likely to be higher than in Group A.
The total amount of charges may also be higher or lower for any particular Employee depending on which charge structure the Employer chooses. When we increase our insurance rates to cover a premium tax charge and an administrative charge, the increase is based on an assumed aggregate amount of premiums paid (for premium taxes) and on an assumed average Certificate Face Amount (for administrative expenses) and the increase is spread across all Employees. Therefore, for Employees who do not make additional premium payments, total charges will be higher than they would have been had a premium tax charge been assessed as an explicit charge. Similarly, for Employees whose Face Amount is larger than the assumed Face Amount, total charges will be higher than they would have been had an administrative charge been assessed as an explicit charge.
Procedural Information
We generally will provide a Plan to Employers whose Employees meet the eligibility requirements for Owners (and/or Insureds) under the Plan. The class(es) of Employees covered by a particular Plan is/are set forth in the Group Policy’s specifications pages for that Employer. Employees wishing to purchase a Certificate under a Plan must complete the appropriate application for insurance and submit it to our authorized representative or us at our Administrative Office. We will issue a Certificate for the Employer to give to each Owner.
Acceptance of an application is always subject to our underwriting rules, and we reserve the right to reject an application for any reason permitted by law.
Employee Eligibility. To be eligible to purchase a Certificate, an Employee must be actively at work at the time he or she submits the application for Insurance and on the Effective Date of the Certificate. In addition, the Employer may determine specific classes to which the Employee must belong to be eligible to purchase a Certificate. “Actively at work” means that the Employee must work for the Employer at the Employee’s usual place of work (or such other places as required by the Employer) for the full number of hours and the full rate of pay set by the employment practices of the Employer. Ordinarily the time worked per week must be at least 30 hours. We reserve the right to waive or modify the “actively at work” requirement.
The Employer also may require that an individual be its Employee as of a certain date or for a certain period of time. We will set forth this date or time period in the Group Policy specifications pages for that Employer. Employees of any Associated Companies of the Employer will be considered Employees of the Employer. If the Employer is a partnership, a partner may be an Employee.
Guaranteed Issue. We generally will issue the Certificate and any Dependent’s Life Benefits Rider applied for by the Employee pursuant to our guaranteed issue underwriting procedure. We offer the guaranteed issue procedure
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only when an Employee is first given the opportunity to purchase a Certificate. Under this procedure, the Employee is only required to answer qualifying questions in the application for Insurance; the Employee is not required to submit to a medical or paramedical examination. The maximum Face Amount that an Employee can generally apply for under the guaranteed issue procedure (“Guaranteed Issue Amount”) varies by Plan.
Simplified Underwriting. We will follow simplified underwriting procedures rather than guaranteed issue procedures if:
•	the Face Amount exceeds the Guaranteed Issue Amount described above;
•	the Certificate has previously been offered to the Employee; —
•	the requirements for guaranteed issue set forth in the application for Insurance are not met; or
•	the Certificate is offered through programs for which guaranteed issue underwriting is not available.
In addition, we will follow simplified underwriting procedures in connection with the issuance of a Dependent’s Life Benefits rider for child coverage, if the Employee is not eligible for guaranteed issue underwriting, or (even if the Employee is eligible for guaranteed issue underwriting) if the child does not satisfy the guaranteed issue underwriting requirements set forth in the application for Insurance.
Under simplified underwriting procedures, the Employee must respond satisfactorily to certain health questions in the application. A paramedical exam may be required. We will then determine whether a Certificate can be issued. (The underwriting method followed will affect cost of insurance rates. See “Charges and Deductions — Cost of Insurance Rates.”)
Employee’s Spouse. We generally offer coverage for an Employee’s spouse through the Spouse Certificate. Before issuing such a Certificate, we must receive an appropriate application for Insurance. We will subject the spouse to the simplified underwriting procedure described above; guaranteed issue underwriting is available in certain instances. The cost of insurance charge will be based on the age of the Employee or the age of the spouse, depending on the Plan.
Effective Date of the Certificate. The Effective Date of the Certificate is the date on which insurance coverage shall take effect and is set forth in the specifications pages of the Certificate. Before the Effective Date of the Certificate can be determined, all of the following conditions must be met:
•	the appropriate application for Insurance is signed;
•	the minimum initial premium has been paid prior to the Insured’s death;
•	the Insured is eligible for the Certificate; and
•	the information in the application is determined to be acceptable to the Company.
Once all of these conditions are met, the Effective Date of the Certificate will be the same day of the month as the Plan Anniversary Date. Therefore, the Effective Date of the Certificate will be the same day of the month for all Certificates in a Plan. An employer can choose whether Certificates that meet the above conditions in any month will have an Effective Date of the Certificate that is the current month or the following month. For example, if hypothetically the Plan Anniversary Date is July 1, 2020 and all the conditions for a particular Certificate are met on October 15, 2020, the employer may choose as the Effective Date of the Certificate either October 1, 2020 or November 1, 2020, and this date will then be shown on the specifications pages of the Certificates.
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Right to Examine Certificate (Free Look Right)
Initial Free Look Period. The free look period begins when you receive your Certificate. The free look period generally ends within 20 days (or such longer period as state law requires) of your receiving the Certificate or, if later, 45 days after you sign the application for coverage. During the free look period, any premiums that we have received will be allocated to the Divisions of the Separate Account and/or the Fixed Account, in accordance with your instructions. You may return the Certificate during this period for a refund. We will refund an amount equal to all premiums paid under the Certificate.
To cancel the Certificate, you should mail or deliver the Certificate directly to us at our Administrative Office. A refund of premiums paid by check may be delayed until the check has cleared the Owner’s bank. (See “General Matters Relating to the Certificate — Postponement of Payments.”)
Free Look For Increase in Face Amount. Similarly, you may cancel an increase in Face Amount within 20 days from the date you received the new Certificate specifications pages for the increase.
If you cancel the Face Amount increase, you may request that we refund the amount of the additional charges deducted in connection with the increase. If no request is made, we will increase the Certificate’s Cash Value by the amount of these additional charges. We will allocate this amount among the Divisions and/or the Fixed Account, in the same manner as it was deducted.
Ownership Rights
The Certificate belongs to the person named in the application, unless later changed. The Owner is usually the same as the Insured unless the application specifies a different person as the Owner or the Owner is changed thereafter. If the Owner is not the Insured and dies before the Insured, the Owner’s interest will go to his or her estate unless otherwise provided. Before the Maturity Date, Owners may exercise their rights and privileges under the Certificates, subject to the right of any assignee of record and any irrevocably designated beneficiary. The principal rights of the Owner include selecting and changing the beneficiary, changing the Owner, and assigning the Certificate. Changing the Owner or assigning the Certificate may have tax consequences. After the Maturity Date, the Owner cannot change the payee or the mode of payment of death benefit proceeds, unless otherwise provided in the Certificate.
We reserve the right to limit or modify the manner in which an Owner may exercise the rights and privileges under the Certificate. For example, we reserve the right to restrict changes in the death benefit option and changes in the Face Amount in the first Certificate Year and thereafter to certain monthly dates determined by the Employer in accordance with the Plan. No change will be permitted that would result in the death benefit under a Certificate being included in gross income for failure to meet the requirements of Section 7702 of the Code or any applicable successor provision.
We will send all reports and other notices described herein or in the Certificate directly to the Owner.
Modifying the Certificate
Any modification or waiver of our rights or requirements under the Certificate must be in writing and signed by our president or a vice president. No agent may bind us by making any promise not contained in the Certificate.
Upon notice to you, we may modify the Certificate:
•	to conform the Certificate, our operations, or the Separate Account’s operations to the requirements of any law
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(or regulation issued by a government agency) to which the Certificate, or our Company, or the Separate Account is subject;
•	to assure continued qualification of the Certificate as a life insurance contract under the federal tax laws; or
•	to reflect a change in the Separate Account’s operation.
If we modify the Certificate, we will make appropriate endorsements to the Certificate. If any provision of the Certificate conflicts with the laws of a jurisdiction that governs the Certificate, we reserve the right to amend the provision to conform to these laws.
PREMIUMS
Premium Payments
Where provided by an Employer, the minimum initial premium and the planned premium will be remitted to us by the Employer on your behalf pursuant to a premium payment schedule (the “Payroll Deduction Plan”). You must authorize the amount of the premiums remitted by the Employer. Please note that if the Employer does not remit premiums on a timely basis in accordance with the established premium payment schedule, you may not participate in investment experience under your Certificate until the premium has been received and credited to your Certificate in accordance with our established administrative procedures. If the Employer does not provide a Payroll Deduction Plan, you must pay the minimum premium and the planned premium directly to us. In addition to planned premiums, you may send unscheduled premium payments directly to us at any time and in any amount, subject to the minimum and maximum premium limitations described below. Premium payments made directly to us should be sent to our Administrative Office. The payment of an unscheduled premium payment may have federal income tax consequences.
Minimum Initial Premium
No insurance will take effect until the minimum initial premium set forth in the specifications pages of the Certificate is paid, and the health and other conditions, including eligibility of the insured described in the application for insurance, must not have changed. The planned premium is an amount that you arrange to pay for the Certificate that is based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Certificate. (See “Premium Flexibility” below.) You are not required to pay premiums equal to the planned premium.
We will apply the minimum initial premium to a Certificate on the Investment Start Date. We will apply subsequent premiums as of the Valuation Date we receive the premiums. (See “Allocation of Net Premiums and Cash Value.”) Premiums will be “received” on a Valuation Date when we receive at our Administrative Office, before the New York Stock Exchange closes for regular trading (usually 4:00 p.m. Eastern time), the premium as well as the supporting documentation necessary for us to determine the amount of premium per Certificate. Notwithstanding the foregoing, premiums that the Employer remits to cover the next monthly charges due are allocated to, and deducted from, a Certificate’s Cash Value on the Monthly Anniversary and therefore do not participate in the investment experience of the Separate Account.
If mandated by applicable law, the Company may be required to reject a premium payment until instructions are received from appropriate regulators. We also may be required to provide additional information about you and your account to government regulators.
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Premium Flexibility
After the initial premium, and subject to the limitations described below, premiums may be paid in any amount and at any interval. A planned premium payment schedule provides for premium payments in a level amount at fixed intervals (usually monthly) agreed to by the Employer and us. You may skip planned premium payments. Making planned premium payments does not guarantee that the Certificate will remain in force. The Certificate will not necessarily lapse if you fail to make planned premium payments. (See “Certificate Lapse and Reinstatement.”). Rather, this depends on the Certificate’s cash surrender value. If the cash surrender value on any monthly anniversary is less than the monthly deduction you will need to make a premium payment within the grace period to cover the monthly deduction. We will notify you at the beginning of the grace period by mail. The notice will specify the amount of premium required to keep the Certificate in force, and the date the payment is due. Subject to minimum premium requirements, the amount of the premium required to keep the Certificate in force will be the amount of the current monthly deduction. If we do not receive the specified minimum payment within the grace period, the Certificate will lapse and terminate without Cash Value. Upon lapse, any Indebtedness is extinguished and any collateral in the Loan Account is returned to the Company. If the Insured dies during the grace period, any overdue monthly deductions and Indebtedness will be deducted from the death benefit payable.
Premium Limitations
Every premium payment (other than a planned premium) paid must be at least $20. We do not accept payment of premiums in cash or by money order. We reserve the right not to accept a premium payment other than a planned premium for up to six months from the date a partial withdrawal is paid to you, unless the premium payment is required to keep the Certificate in force.
We have established procedures to monitor whether aggregate premiums paid under a Certificate exceed the current maximum premium limitations that qualify the Certificate as life insurance according to federal tax laws. We will not accept any premium payment that would cause your total premiums to exceed those limits. If a premium payment would cause your total premiums to exceed the maximum premium limitations, we will accept only that portion of the premium that would make total premiums equal the maximum amount that may be paid under the Certificate. We will return any part of the premium in excess of the maximum premiums directly to you upon discovery of the excess payment, but in no event later than 60 days after the end of the Certificate Year in which payment is received.
Performance Guarantees
Your Employer may have negotiated an agreement under the Group Policy whereby we will refund a portion of the premium paid during a specified policy period if we fail to meet certain agreed-upon standards of service (“Performance Guarantees”). We will credit (or remit payment) of such premium refund within a specified period following the end of the policy period as directed by your Employer. Please contact your Employer for information on whether there is a Performance Guarantee, the terms of any such Performance Guarantee, and how a premium refund applicable to any particular policy period will be communicated to you.
Modified Endowment Contracts
Under federal tax laws, certain life insurance contracts are classified as modified endowment contracts, which receive less favorable tax treatment than other life insurance contracts. If we receive a premium payment that, together with the remaining scheduled premium payments for the Certificate year, would cause a Certificate to become a MEC, we will accept only that portion of the premium below the MEC limits. We will return any excess
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amounts directly to you. We will apply premium payments over the MEC limits only when you instruct us to do so in a writing that acknowledges that application of such amounts will result in the Certificate becoming a MEC. We will notify you when we believe that a premium payment will cause a Certificate to become a modified endowment contract. You may request that we refund any premium received that would cause the Certificate to become a MEC.
Allocation of Net Premiums and Cash Value
When you apply for a Certificate, you give us instructions to allocate your net premiums to one or more Divisions of the Separate Account and/or the Fixed Account. If you fail to provide allocation instructions, we may allocate your net premiums as described in the application. We will allocate your net premiums according to the following rules:
•	The minimum percentage of any allocation to an investment option is 10 percent of the net premium.
•	Allocation percentages must be in whole numbers and the sum of the percentages must equal 100.
•	The initial net premium will be allocated on the Investment Start Date, which is the later of the Effective Date of the Certificate or the date we receive the initial premium at our Administrative Office.
•	We will allocate net premiums (after the initial net premium) as of the date we receive them at our Administrative Office according to the premium allocations currently in effect for your Certificate, unless otherwise specified.
•	You may change the allocation instructions for additional net premiums without charge at any time by providing us with written notice. Any change in allocation will take effect at the end of the Valuation Period during which we receive the change.
Investment returns from amounts allocated to the Divisions of the Separate Account will vary with the investment performance of the Divisions and will be reduced by Certificate charges. You bear the entire investment risk for amounts you allocate to the Divisions. Investment performance will affect the Certificate’s Cash Value, and may affect the death benefit as well. You should periodically review your allocation of premiums and values in light of market conditions and overall financial planning requirements.
If you send your premium payments or transaction requests to an address other than the one that we have designated for receipt of such premium payments or requests, we may return the premium payment to you, or there may be a delay in applying the premium payment or transaction to your Certificate.
CERTIFICATE VALUES
Cash Value
The Cash Value of the Certificate equals the sum of all values in the Fixed Account, the Loan Account, and each Division of the Separate Account. The Cash Value is determined first on the Investment Start Date, and then on each Valuation Date. The Cash Value has no guaranteed minimum amount, and may be more or less than premiums paid.
The Certificate’s Cash Value varies from day to day, depending on the investment performance of the chosen Divisions, interest we credit to the Fixed Account, charges we deduct, and any other transactions (e.g., transfers, partial withdrawals, and loans). We do not guarantee a minimum Certificate Cash Value.
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Cash Surrender Value
The Cash Surrender Value is the amount we pay to you upon surrender of a Certificate. We determine the Cash Surrender Value at the end of the Valuation Period when we receive your written surrender request. Cash Surrender Value at the end of any Valuation Day equals Cash Value as of such date, MINUS any outstanding Indebtedness and any accrued and unpaid monthly deduction.
Cash Value in the Fixed Account
On each Valuation Date, the Cash Value in the Fixed Account will equal:
•	the amount of the Net Premiums allocated or Cash Value transferred to the Fixed Account; plus
•	interest at a rate that will not be lower than the guaranteed minimum annual rate in effect on the issue date of your Group Policy, which in no event will be lower than 1%; plus
•	any excess interest which we credit and any amounts transferred into the Fixed Account; less
•	the sum of all Certificate charges allocable to the Fixed Account and any amounts deducted from the Fixed Account in connection with partial withdrawals or transfers to the Separate Account.
Cash Value in Each Separate Account Division
The Certificate’s Cash Value in the Separate Account equals the sum of the Certificate’s Cash Values in each Division of the Separate Account. At the end of each Valuation Period, the Cash Value in a Division will equal:
•	the value in the Division on the preceding Valuation Date multiplied by the “experience factor” for the current Valuation Period; plus
•	all net premiums, loan repayments and Cash Value transfers into the Division during the Valuation Period; minus
•	all partial withdrawals, loans and Cash Value transfers out of the Division during the Valuation Period; minus
•	the portion of any transfer charge allocated to the Cash Value in the Division during the Valuation Period; minus
•	if a Monthly Anniversary occurs during the current Valuation Period, the portion of the Monthly Deduction charged to the Division during the current Valuation Period.
The “experience factor” is calculated by taking the net asset value of the underlying Portfolio at the end of the current Valuation Period; plus the per share amount of any dividend or capital gain distribution paid by the Portfolio during the current Valuation Period; minus any per share charge for our taxes and for any reserve for taxes; and dividing by the net asset value per share at the end of the preceding Valuation Period. We also subtract the Mortality and Expense Charge at a rate not to exceed .002454% for each day in the Valuation Period (an annual rate of 0.90%).
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CERTIFICATE BENEFITS
Standard Death Benefit
As long as the Certificate remains in force, we will pay the death benefit proceeds to the Beneficiary once we receive at our Administrative Office (i) satisfactory proof of the Insured’s death, (ii) instructions on how to pay the proceeds, and (iii) any other documents, forms and information we need. We may require you to return the Certificate.
Death benefit proceeds equal:
•	the death benefit (described below); plus
•	any additional insurance provided by rider; minus
•	any unpaid monthly deductions; minus
•	any outstanding Indebtedness.
An increase in Face Amount will increase the death benefit, and a decrease in Face Amount will decrease the death benefit. We may further adjust the amount of the death proceeds under certain circumstances.
If you have a rider permitting the accelerated payment of death benefit proceeds, the death benefit may be paid in a single sum before the death of the Insured, and would be less than otherwise would be paid upon the death of the Insured.
Payment of the Death Benefit
Death benefit proceeds under the Certificate ordinarily will be paid within 7 days after we receive proof of the Insured’s death and all other documentation required at our Administrative Office. Payment may, however, be postponed in certain circumstances. See “General Matters Relating to the Certificate — Postponement of Payments.” The death benefit will be reduced by any outstanding Indebtedness and any due and unpaid Monthly Deduction accruing during a grace period.
We will pay the proceeds in one sum, including either by check, by placing the amount in an account that earns interest, or by any other method of payment that provides the Beneficiary with immediate and full access to the proceeds. We will pay interest on the proceeds as required by the applicable state law.
Unless otherwise requested and subject to state law, the Certificate’s death proceeds will generally be paid to the Beneficiary through a settlement option called the Total Control Account. The Total Control Account is an interest-bearing account through which the Beneficiary has immediate and full access to the proceeds, with unlimited draft writing privileges. We credit interest to the account at a rate that will not be less than a guaranteed minimum annual effective rate. You may also elect to have any Certificate surrender proceeds paid into a Total Control Account established for you.
Assets backing the Total Control Accounts are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum annual effective rate. Because we bear the investment experience of the assets backing the Total Control Accounts, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.
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Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of three to five years from the date any death benefit is due and payable. For example, if the payment of a death benefit has been triggered, and after a thorough search, we are still unable to locate the beneficiary of the death benefit, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the policy owner last resided, as shown on our books and records. (“Escheatment” is the formal, legal name for this process.) However, the state is obligated to pay the death benefit (without interest) if your beneficiary steps forward to claim it with the proper documentation and within certain mandated time periods. To prevent your Certificate’s death benefit from being paid to the state’s abandoned or unclaimed property office, it is important that you update your beneficiary designation — including complete names and complete address — if and as they change. You should contact our Administrative Office in order to make a change to your beneficiary designation.
Standard Death Benefit Options
The Certificate provides two death benefit options: a “Level Type” death benefit (“Option A”) and an “Increasing Type” death benefit (“Option B”). Under certain Plans, however, Option B may be the only death benefit option presented. We calculate the amount available under each death benefit option as of the date of the Insured’s death.
Under Option A, the death benefit is:
•	the current Face Amount of the Certificate or, if greater,
•	the applicable percentage of Cash Value on the date of death.
The applicable percentage is 250% for an Insured Attained Age 40 or below on the Certificate Anniversary before the date of the Insured’s death. For Insureds with an Attained Age over 40 on that Certificate Anniversary, the percentage is lower and gradually declines with age until it reaches 100% at age 95.
Under Option B, the death benefit is:
•	the current Face Amount plus the Cash Value of the Certificate or, if greater,
•	the applicable percentage of the Cash Value on the date of death. The applicable percentage is the same as under Option A.
Which Death Benefit Option to Choose. Owners who prefer to have favorable investment performance reflected in higher death benefits for the same Face Amount generally should select Option B. Owners who prefer to have premium payments and favorable investment performance reflected to the maximum extent in Cash Value should select Option A.
The amount of the death benefit may vary with the amount of the Cash Value. Under Option A, the death benefit will vary as the Cash Value varies whenever the Cash Value multiplied by the applicable percentage exceeds the Face Amount. Under Option B, the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount).
Changing Death Benefit Options
After the first Certificate Anniversary, you may change the death benefit option. A request for a change must be made directly to us in writing. The effective date of such a change will be the Monthly Anniversary on or following the date we receive the change request. If an increase in Face Amount precedes or occurs concurrently with a change in death benefit option, the cost of insurance charge may be different for the amount of the increase.
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Changing the death benefit option may result in a change in Face Amount. If an Owner changes from Option A to Option B, the Face Amountafter the change will equal the Face Amount before the change LESS the Cash Value on the effective date of the change. Any written request to change from Option A to Option B must be accompanied by satisfactory evidence of insurability. We will not accept a change from Option A to Option B if doing so would reduce the Face Amount to less than $10,000. If an Owner changes from Option B to Option A, the Face Amount after the change will equal the Face Amount before the change PLUS the Cash Value on the effective date of change. We will not impose any charges in connection with a change from death benefit Option B to Option A. Changing the death benefit option also may have tax consequences and may affect the net amount at risk over time (which would affect the monthly cost of insurance charge). However, we will not permit any change that would result in your Certificate being disqualified as a life insurance contract under Section 7702 of the Code. You should consult a tax adviser before changing death benefit options.
Changing Face Amount
You select the Face Amount when applying for the Certificate. Subject to certain limitations set forth below, you may increase or decrease the Face Amount of a Certificate (without changing the death benefit option) after the first Certificate Anniversary. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect your cost of insurance charge. Changing the Face Amount also may have federal income tax consequences and you should consult a tax adviser before doing so.
You may increase the Face Amount by submitting a written request and providing satisfactory evidence of insurability. If approved, the increase will become effective on the Monthly Anniversary on or following receipt at our Administrative Office of the satisfactory evidence of insurability. The amount of the increase may not be less than $5,000, and the Face Amount may not be increased to more than the maximum Face Amount for that Certificate. Although an increase need not necessarily be accompanied by additional premium, the Cash Surrender Value in effect immediately after the increase must be sufficient to cover the next monthly deduction.
Face Amount Increases. If you are paying premiums under a Payroll Deduction Plan, you may increase the Face Amount and under certain conditions may do so without providing evidence of insurability. These conditions vary from Plan to Plan and may include a change in family status due to marriage, divorce or the addition of a child (subject to maximum increase amounts) or an increase in your salary provided you have not previously declined any such increase in your Face Amount. The conditions and requirements that apply to your Plan are set forth in the Certificate. If evidence of insurability is not required, the increase will generally become effective on the Monthly Anniversary on or following the date of the request.
Face Amount Decreases. You may decrease the Face Amount by written request to us. Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following our receipt of the written request. The amount of the requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than the minimum Face Amount, $10,000. If, following a decrease in Face Amount, the Certificate would not comply with the maximum premium limitations required by federal tax law, we will (at your election) either limit the decrease or return Cash Value to you to the extent necessary to meet those requirements.
A decrease in the Face Amount generally will reduce the net amount at risk, which will reduce the cost of insurance charges. (See “Charges and Deductions — Cost of Insurance Charge.”)
Mandatory Face Amount Decreases Provision. Your Certificate may contain a provision that would reduce the Face Amount as the Insured attains various ages. The ages at which a reduction will be triggered and the amount of
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the reduction may vary from Plan to Plan but will apply consistently to all Certificates issued under the Plan. Please refer to your Certificate to determine if it contains this provision and if so, what ages and percentages apply.
An example of how the provision will work is as follows: a Certificate may provide that on or after age 65, the Face Amount will be reduced to 65% of the Face Amount in effect on the day before the Insured’s 65th birthday (the “pre-65 Face Amount”). At age 70, the Face Amount will be 45% of the pre-65 Face Amount, at age 75, the Face Amount will be 30% of the pre-65 Face Amount and at age 80 or older, the Face Amount will be 20% of the pre-65 Face Amount.
A decrease in the Face Amount will result in a decrease in Death Benefit. If, following a decrease in Face Amount, the Certificate would not comply with the maximum premium limitations required by federal law, we will (at your election) either limit the decrease or return Cash Value to you to the extent necessary to meet those requirements.
Changing Owner or Beneficiary
The Owner may change the ownership and/or Beneficiary designation by written request in a form acceptable to us at any time during the Insured’s lifetime. We may require that the Certificate be returned for endorsement of any change. The change will take effect as of the date the Owner signs the written request, whether or not the Insured is living when the request is received by us. We are not liable for any payment we make or any action we take before we receive the Owner’s written request. If the Owner is also a Beneficiary of the Certificate at the time of the Insured’s death, the Owner may, within 60 days of the Insured’s death, designate another person to receive the Certificate proceeds. Changing the owner may have adverse tax consequences. The owner should consult a tax adviser before doing so.
Surrender and Partial Withdrawals
During the lifetime of the Insured and while a Certificate is in force, you may surrender the Certificate, or make a partial withdrawal of the Cash Value. We generally will forward amounts payable upon surrender or a partial withdrawal within seven days of receipt of your request. We may postpone payment of surrenders and partial withdrawals under certain conditions. Surrenders and partial withdrawals may have federal income tax consequences.
Surrender. You may surrender the Certificate by sending a written request, on a form provided by us, by mail or facsimile to our Administrative Office. We determine the Cash Surrender Value as of the end of the Valuation Period during which we receive the surrender request. To effect a surrender, we may require that you return the Certificate to our Administrative Office along with the request to surrender the Certificate. Alternatively, we may require that the request be accompanied by a completed affidavit of lost Certificate. We can provide a lost Certificate upon request.
Upon surrender, we will pay to you the Cash Surrender Value equal to the Cash Value on the date of surrender, less any Indebtedness. If we receive the request to surrender the Certificate on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage and other benefits under a Certificate will terminate as of the date of surrender and cannot be reinstated.
Partial Withdrawals. You may make up to one partial withdrawal each Certificate Month. You may request a partial withdrawal in writing (by mail or facsimile) to our Administrative Office or via the Internet. We will process each partial withdrawal using the Cash Value determined at the end of the Valuation Period during which we receive your request.
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The minimum amount of a partial withdrawal, net of any transaction charges, is currently $200. We reserve the right to increase this minimum amount up to $500. The maximum amount that can be withdrawn, including the partial withdrawal transaction charge, is the Cash Surrender Value less twice the amount of the Monthly Deduction just prior to the partial withdrawal. While we are currently allowing partial withdrawals in an amount, including the partial withdrawal transaction charge, equal to the Cash Surrender Value, we reserve the right to reduce the maximum withdrawal amount by twice the amount of the Monthly Deduction. The partial withdrawal transaction charge equals the lesser of $25 or 2% of the amount withdrawn. In addition, the maximum amount that can be withdrawn in any Certificate Year, from the Fixed Account is 25% of the largest amount in the Fixed Account over the last four Certificate Years (or less if the Certificate has been in force for less than four Certificate Years). We are not currently enforcing this restriction on partial withdrawals from the Fixed Account but reserve our right to do so in the future. Subject to the above conditions, you may allocate the amount withdrawn among the Divisions and/or the Fixed Account. If no allocation is specified, we will deduct the amount of the partial withdrawal (including any partial withdrawal transaction charge) from the Divisions and the Fixed Account on a pro-rata basis (that is, based on the proportion that the Certificate’s Cash Value in each Division and the Fixed Account bears to the unloaned Cash Value of the Certificate). If restrictions on amounts that may be withdrawn from the Fixed Account will not allow this proportionate allocation, we will request that you specify an acceptable allocation. If, following a partial withdrawal, insufficient funds remain in a Division and/or in the Fixed Account to pay the partial withdrawal transaction charge as allocated, the unpaid charges will be allocated equally among the remaining Divisions and/or the Fixed Account. You may request that the partial withdrawal transaction charge be paid from your Cash Value in a particular Division and/or the Fixed Account. You may not make a partial withdrawal if, or to the extent that, the partial withdrawal would reduce the Face Amount below $10,000.
A partial withdrawal can affect the Face Amount, the death benefit and the net amount at risk (which is used to calculate the cost of insurance charge). If death benefit Option A is in effect and the death benefit equals the Face Amount, we will reduce the Face Amount, and thus the death benefit, by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If Option B is in effect and the death benefit equals the Face Amount plus the Cash Value, we will not reduce the Face Amount, but will reduce the Cash Value and, thus, the death benefit by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If however, the death benefit is in a “tax corridor” under either Option A or Option B — that is, if the death benefit equals the Cash Value multiplied by a percentage based on federal tax law requirements described in Section 7702(d) of the Code, then we will reduce the Face Amount to the extent that the amount of the partial withdrawal (plus the partial withdrawal transaction charge) exceeds the amount equal to the difference between the death benefit and the Face Amount. We will reduce the death benefit correspondingly. (See “Certificate Benefits — Death Benefit Options.”) Face Amount decreases resulting from partial withdrawals will first reduce the most recent Face Amount increase, then the most recent increases in succession, and lastly the initial Face Amount.
Transfers
You may transfer Cash Value, not including amounts credited to the Loan Account, among the Divisions available with the Certificate and between the Divisions and the Fixed Account. You may request a transfer in writing (by mail or facsimile) to our Administrative Office or via the Internet. The maximum amount that can be transferred in any Certificate Year from the Fixed Account is 25% of the largest amount in the Fixed Account over last four Certificate Years (or less if the Certificate has been in force for less than four Certificate Years). The following terms apply to transfers under a Certificate:
•	We will make transfers and determine all values in connection with transfers as of the end of the Valuation Period during which the transfer request is received at our Administrative Office. Transfer requests received before the New York Stock Exchange closes for regular trading receive same-day pricing. If we receive a
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transfer request after the New York Stock Exchange closes (usually 4:00 p.m. Eastern time) for regular trading, we will process the order using the accumulation unit value for the Division determined at the close of the next regular trading session of the New York Stock Exchange.
•	We will consider all transfer requests received on the same Valuation Day as a single transfer request.
•	The minimum amount that you must transfer is currently $200 (however, we reserve the right to increase this minimum amount up to $500), or, if less, the Certificate’s Cash Value in a Division or in the Fixed Account. (We are not currently enforcing this restriction for transfers from the Fixed Account but reserve the right to do so in the future.) Where a single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, we will make those transfers that do meet the requirements. Transfers resulting from Certificate Loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each month or year.
•	We may impose a charge of $25 for each transfer in excess of twelve in a Certificate Year.
•	The Company may modify the privilege of transferring amounts to or from the Fixed Account at any time.
Restrictions on Frequent Transfers
Frequent requests from Owners to transfer Cash Value may dilute the value of a Portfolio's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price (“arbitrage trading”). Frequent transfers involving arbitrage trading may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect Owners and other persons who may have an interest in the Certificates (e.g., Beneficiaries).
We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Portfolios (these Portfolios, referred to as the “Monitored Funds,” are identified below) and we monitor transfer activity in those Monitored Funds.
The following Portfolios are “Monitored Portfolios” as defined in the “Certificate Benefits- Transfers” section of the prospectus:
•	Brighthouse/Aberdeen Emerging Markets Equity Portfolio
•	Invesco Global Equity Portfolio
•	MetLife MSCI EAFE® Index Portfolio
•	MetLife Russell 2000® Index Portfolio
In addition to the Portfolios identified above, we treat all American Funds Insurance Series® portfolios (“American Funds portfolios”) as Monitored Funds. As a condition to making their portfolios available in our products, American Funds requires us to treat all American Funds portfolios as Monitored Funds under our current frequent transfer policies and procedures. Further, American Funds requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Policy, regardless of the potential for arbitrage trading. We are required to monitor transfer activity in American Funds portfolios to determine if there were two or more transfers in followed by transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all transfer requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Funds, all American Funds portfolios also will be subject to our current frequent transfer policies, procedures and
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restrictions (described in the “Certificate Benefits — Transfers” section of the prospectus”), and transfer restrictions may be imposed upon a violation of either monitoring policy.
We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Funds within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high yield Portfolios, in a 12-month period there were: (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current Cash Value; and (3) two or more “round trips” involving any Portfolio in the given category. A round trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria. We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Portfolios. We may change the Monitored Funds at any time without notice in our sole discretion.
Our policies and procedures may result in transfer restrictions being applied to deter frequent transfers. Currently, when we detect transfer activity in the Monitored Funds that exceeds our current transfer limits, we require future transfer requests to or from any Monitored Funds under that Certificate to be submitted with an original signature. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of the restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction.
Transfers made under a Dollar Cost Averaging Program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we monitor the frequency of transfers.
The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Certificate. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests in the Certificates. We do not accommodate frequent transfers in any Portfolios and there are no arrangements in place to permit any Owner to engage in frequent transfers; we apply our policies and procedures without exception, waiver, or special arrangement.
The Portfolios may have adopted their own policies and procedures with respect to frequent transfers in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent transfer policies and procedures of the Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual Owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent transfer policies established by the Portfolio.
In addition, Owners and other persons with interests in the Certificates should be aware that the purchase and redemption orders received by the Portfolios generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply
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their frequent transfer policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more transfer requests from Owners engaged in frequent trading, the Portfolio may reject the entire omnibus order.
In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers (even if an entire omnibus order is rejected due to the frequent transfers of a single Owner). You should read the Portfolio prospectuses for more details.
Restrictions on Large Transfers
Large transfers may increase brokerage and administrative costs of the underlying Portfolios and may disrupt fund management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers to or from Portfolios except where the manager of a particular underlying Portfolio has brought large transfer activity to our attention for investigation on a case-by-case basis. For example, some fund managers have asked us to monitor for “block transfers” where transfer requests have been submitted on behalf of multiple Owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer requests from that third party must be submitted in writing with an original signature. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of the restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction.
Loans
Loan Privileges. You may, by request in writing (by mail or facsimile) to our Administrative Office or via the Internet, borrow an amount up to the Loan Value of the Certificate, with the Certificate serving as sole security for such loan. The Loan Value is equal to (a) minus (b), where:
•	(a) is 85% of the Cash Value of the Certificate on the date the Certificate Loan is requested; and
•	(b) is the amount of any outstanding Indebtedness.
The minimum amount that you may borrow is currently $200, however we reserve the right to increase this minimum amount up to $500. We will ordinarily pay any amount due to you under a Certificate Loan within seven days after we receive the loan request at our Administrative Office, although we may postpone payments under certain circumstances.
We will process each loan request using the Cash Value determined at the end of the Valuation Period during which we receive your request.
When a Certificate Loan is made, we will transfer Cash Value equal to the amount of the loan to the Loan Account as collateral for the loan. We will also transfer an amount equal to the loan interest due at the next Certificate Anniversary, discounted at an interest rate equal to the current Loan Account crediting rate. Unless you request a different allocation, we will transfer amounts from the Divisions of the Separate Account and the Fixed Account in the same proportion that the Certificate’s Cash Value in each Division and the Fixed Account bears to the unloaned
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Cash Value. This will reduce the Certificate’s Cash Value in the Separate Account and the Fixed Account. These transactions will not be considered transfers for purposes of the limitations on transfers.
Interest Rate Charged For Certificate Loans. We charge you interest not to exceed 8% per year on a loan. Loan interest is due and payable in arrears on each Certificate Anniversary or for the duration of the Certificate Loan, if shorter. If you do not pay the interest charged when it is due, we will transfer to the Loan Account an amount of Cash Value equal to the interest due. We will deduct the amount transferred from the Divisions and the Fixed Account in the same proportion that the Cash Value in each Division and the Fixed Account bears to the unloaned Cash Value.
Loan Account Interest Rate Credited. Amounts in the Loan Account will earn interest daily at an annual rate that will not be lower than the guaranteed minimum rate in effect on the issue date of your Group Policy, which in no event will be lower than 1%. The Loan Account interest credited will be transferred to the Divisions and the Fixed Account: (i) at least each Plan Anniversary; (ii) when a new loan is made; (iii) when a loan is partially or fully repaid; and (iv) when an amount is needed to meet a monthly deduction. We also guarantee that the Loan Interest Spread will not be greater than 2%.
Repayment of Indebtedness. You may repay all or part of your Indebtedness at any time while the Insured is living and the Certificate is in effect. All repayments should be made directly to us at our Administrative Office. Upon repayment, we will allocate an amount equal to the loan repayment (but not more than the amount of the outstanding Indebtedness) from the Loan Account back to the Fixed Account and the Separate Account Divisions in the same proportions as Net Premiums are then being allocated.
We will treat amounts paid while a Certificate Loan is outstanding as premiums unless you request in writing that the payments be treated as repayment of Indebtedness.
Effect of Certificate Loans. Whether or not repaid, a Certificate Loan will permanently affect the Cash Value and Cash Surrender Value of a Certificate, and may permanently affect the amount of the death benefit. This is because the collateral for the Certificate Loan (the amount held in the Loan Account) does not participate in the performance of the Separate Account while the loan is outstanding. If the Loan Account interest credited is less than the investment performance of the selected Division, the Certificate values will be lower as a result of the loan. Conversely, if the Loan Account interest credited is higher than the investment performance of the Division, the Certificate values may be higher. We will deduct any outstanding Indebtedness from the proceeds payable upon the death of the Insured, surrender, or the maturity of the Certificate.
There are risks associated with taking a Certificate Loan, including the potential for a Certificate to lapse if the Indebtedness exceeds the Cash Value on any Monthly Anniversary. In addition, if the Certificate is a MEC, then a Certificate Loan will be treated as a partial withdrawal for federal income tax purposes. A loan also may have possible adverse tax consequences that could occur if a Certificate is exchanged, canceled or lapses with loans outstanding. You should seek competent advice before requesting a Certificate loan.
Payment of Benefits at Maturity
If the Insured is living and the Certificate is in force, we will pay the Cash Surrender Value to you on the Maturity Date. Amounts payable on the Maturity Date ordinarily will be paid within seven days of that date, although payment may be postponed under certain circumstances. A Certificate will mature on the Certificate Anniversary on which the Insured reaches a certain Attained Age, generally 95. In some Plans, the Attained Age may be later than 95. Please refer to the specifications page of your Certificate for the Attained Age that applies to your Certificate.
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Telephone, Facsimile and Internet Requests
In addition to written requests, we may accept instructions by telephone, facsimile, and via the Internet from you or an authorized third party regarding transfers, loans, partial withdrawals and certain Certificate changes, subject to the following conditions.
•	We will employ reasonable procedures to confirm that instructions are genuine.
•	If we follow these procedures, we are not liable for any loss, damage, cost, or expense from complying with instructions we reasonably believe to be authentic. You bear the risk of any such loss.
•	These procedures may include requiring forms of personal identification before acting upon instructions and/or providing written confirmation of transactions to you.
•	We reserve the right to suspend telephone, facsimile and/or Internet instructions at any time for any class of Certificates for any reason.
You should protect your personal identification number (“PIN”) because self-service options will be available to your agent of record and to anyone who provides your PIN when using Internet systems. We are not able to verify that the person providing the PIN and giving us instructions via the Internet is you or is authorized to act on your behalf.
Facsimile or Internet transactions may not always be possible. Any facsimile or computer system, whether it is ours, yours, or that of your service provider or agent, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our processing of your request. Although we have taken precautions to equip our systems to handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should make the request by writing to our Administrative Office.
Our variable life insurance business is largely conducted through digital communications and data storage networks and systems operated by us and our service providers or other business partners (e.g., the Portfolios and the firms involved in the distribution and sale of our variable life insurance policies). For example, many routine operations, such as processing Owners’ requests and elections and day-to-day record keeping, are all executed through computer networks and systems.
We have established administrative and technical controls and a business continuity plan to protect our operations against cybersecurity breaches. Despite these protocols, a cybersecurity breach could have a material, negative impact on MetLife and the Separate Account, as well as individual Owners and their Certificates. Our operations also could be negatively affected by a cybersecurity breach at a third party, such as a governmental or regulatory authority or another participant in the financial markets.
Cybersecurity breaches can be intentional or unintentional events, and can occur through unauthorized access to computer systems, networks or devices; infection from computer viruses or other malicious software code; or attacks that shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality. Cybersecurity breaches can interfere with our processing of Certificate transactions, including the processing of transfer orders from our website or with the Portfolios; impact our ability to calculate accumulation unit values; cause the release and possible destruction of confidential Owner or business information; or impede order processing or cause other operational issues. Although we continually make efforts to identify and reduce our exposure to cybersecurity risk, there is no guarantee that we will be able to successfully manage this risk at all times.
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CERTIFICATE LAPSE AND REINSTATEMENT
Lapse
A Certificate may enter a 62-day grace period and possibly lapse (terminate without value or death benefit) if the Cash Surrender Value is not enough to cover the next monthly deduction. If you have taken out a loan, then your Certificate also will enter a grace period and possibly lapse whenever the Indebtedness exceeds the Cash Value on the Monthly Anniversary. Thus, the payment of premiums in any amount does not guarantee that the Certificate will remain in force until the Maturity Date.
We will notify you at the beginning of the grace period by mail. The notice will specify the amount of premium required to keep the Certificate in force, and the date the payment is due. Subject to minimum premium requirements, the amount of the premium required to keep the Certificate in force will be the amount of the current monthly deduction. If we do not receive the specified minimum payment within the grace period, the Certificate will lapse and terminate without Cash Value. Upon lapse, any Indebtedness is extinguished and any collateral in the Loan Account is returned to the Company. If the Insured dies during the grace period, any overdue monthly deductions and Indebtedness will be deducted from the death benefit payable.
Your Certificate can also terminate in some cases if your employer ends its participation in the Group Policy. This is discussed in detail under “Effect of Termination of Employer Participation in the Group Policy,” below. If your Employer replaces your Plan with another plan that offers a life insurance product designed to have cash value, we will transfer your Cash Surrender Value to the other life insurance product. If the other life insurance product is not designed to have cash value, or you are not covered by the new product, or your Employer does not replace your Plan with another plan that offers a life insurance product, we will pay your Cash Surrender Value to you.
Reinstatement
Unless you have surrendered the Certificate, you may reinstate a lapsed Certificate by written application at any time while the Insured is alive and within three years after the end of the Grace Period and before the Maturity Date. You may not reinstate a lapsed Certificate if the Plan has been terminated and the Plan would not permit you to retain your Certificate.
Reinstatement is subject to the following conditions:
•	Evidence of the insurability of the Insured satisfactory to us (including evidence of insurability of any person covered by a rider to reinstate the rider).
•	Payment of a premium that, after the deduction of any premium charges (premium expense charge and premium tax charge), is large enough to cover: (a) the monthly deductions due at the time of lapse, and (b) two times the monthly deduction due at the time of reinstatement.
•	Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause a Cash Value of an equal amount also to be reinstated.
If you meet the requirements to reinstate a lapsed Certificate your face amount will be reinstated to the amount in effect immediately prior to the lapse. If you reinstate a lapsed Certificate and elect to reinstate any Indebtedness existing immediately before the Certificate lapsed, the corresponding collateral for the Indebtedness would also be reinstated as part of the Cash Value of the reinstated Certificate. The amount of Cash Value on the date of reinstatement will be equal to the amount of any Indebtedness reinstated, increased by the net premiums paid at reinstatement and any loans paid at the time of reinstatement.
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If a Certificate is reinstated after 90 days of lapse, a new Certificate will be issued to you. The effective date of the new Certificate will be the Monthly Anniversary on or next following the date we approve the application for reinstatement. There will be a full monthly deduction for the Certificate Month that includes that date. If the Group Contract was issued before January 1, 2020, the guaranteed cost of insurance rates for the new Certificate will be based on the 2001 Commissioners Standard Ordinary Mortality Table C. If the Group Contract was issued on or after January 1, 2020, the guaranteed cost of insurance rates will be based on the 2017 Commissioners Standard Ordinary Male Mortality Table.
CHARGES AND DEDUCTIONS
We will deduct certain charges under the Certificate in consideration for: (i) services and benefits we provide; (ii) costs and expenses we incur; (iii) risks we assume; and (iv) our profit expectations.
Services and benefits we provide:
•	the death benefit, cash and loan benefits under the Certificate
•	investment options, including premium allocations
•	administration of elective options
•	the distribution of reports to Owners
Costs and expenses we incur:
•	costs associated with processing and underwriting applications, and with issuing and administering the Certificate (including any riders)
•	overhead and other expenses for providing services and benefits
•	sales and marketing expenses
•	other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees
Risks we assume:
•	that the cost of insurance charges we deduct are insufficient to meet our actual claims because Insureds die sooner than we estimate
•	that the costs of providing the services and benefits under the Certificates exceed the charges we deduct.
Our revenues from any particular charge may be more or less than any costs or expenses that charge may be intended primarily to cover. We may use our revenues from one charge to pay other costs and expenses in connection with the Certificates including distribution expenses. We may also profit from all the charges combined, including the cost of insurance charge and the mortality and expense risk charge and use such profits for any corporate purpose.
Transaction Charges
Premium Tax Charge. Many states and localities impose a tax on premiums received by insurance companies. These premium taxes vary from jurisdiction to jurisdiction and range from 0% to 3.50%. The premium tax charge will not exceed 2.25%.
To cover these premium taxes, we will either assess an explicit premium tax charge or increase our insurance rates to cover these premium taxes. If your Employer chooses the Group A or Group B charge structure, we will reduce
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premium payments by an explicit premium tax charge. The current charge for Group A and Group B is 2.25%. If your Employer chooses the Group C charge structure, we will not assess an explicit premium tax charge but will include them in our insurance rates resulting in a higher cost of insurance charge. For a more detailed explanation of the different charge structures that apply to each Group, please see “Selection of Charge Structure (Group A, Group B and Group C)” above.
On the specifications page of your Certificate the premium tax charge is referred to as the premium expense charge.
Partial Withdrawal Transaction Charge. You may make a partial withdrawal of Cash Value. For each partial withdrawal we will assess a transaction charge equal to the lesser of $25 or 2% of the amount withdrawn to cover administrative costs incurred in processing the partial withdrawal. This charge will be in addition to the amount received in cash.
Transfer Charge. You may transfer a portion of your Cash Value. For each transfer in excess of 12 in a single Certificate Year, we may impose a charge of $25 to cover administrative costs incurred in processing the transfer. We are currently waiving this charge.
Periodic Charges
Monthly Deduction. We will make the monthly deduction on the Investment Start Date and on each succeeding Monthly Anniversary. We will make deductions from each Division and the Fixed Account in the same proportion that the Certificate’s Cash Value in each Division and the Fixed Account bears to the unloaned Cash Value on the date the monthly deduction is made. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction also will vary.
The monthly deduction has several components:
•	a monthly administrative charge (for Group B and Group C Certificate owners).
•	the charges for any riders;
•	Mortality and Expense Risk Charge
Cost of Insurance Charge. We assess a monthly cost of insurance charge on each Monthly Anniversary (to cover the next Certificate Month) to compensate us for underwriting the death benefit and for certain administrative costs, for Group B and Group C charge structures, and, for the Group C charge structure, to cover state and local premium taxes. The charge depends on the applicable cost of insurance rate and the net amount at risk in the Certificate Month in which the charge is calculated. The charge may vary from Certificate to Certificate and from Certificate Month to Certificate Month.
We will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each Certificate Month. The net amount at risk for a Certificate Month equals: (i) the death benefit at the beginning of the Certificate Month; LESS (ii) the Cash Value at the beginning of the Certificate Month.
•	Cost of Insurance Rates. The current cost of insurance rates are based on the Attained Age of the Insured and the rate class of the Insured. We base the current cost of insurance rates on our expectations as to future mortality experience. We currently issue the Certificates on a guaranteed issue or simplified underwriting basis without regard to the sex of the Insured. Whether a Certificate is issued on a guaranteed issue or simplified underwriting basis does not affect the cost of insurance charge determined for that Certificate.
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The current cost of insurance rates will not exceed the guaranteed cost of insurance rates set forth in the Certificate. The guaranteed cost of insurance rates will not exceed 400% of the rates that could be charged based on the 2001 Commissioners Standard Ordinary Male Mortality Table (“2001 CSO Table”) for group contracts issued prior to January 1, 2020 and based on 2017 CSO table for group contracts issued on and after January 1, 2020. The guaranteed rates are higher than either the rates in the 2001 CSO Table or the 2017 CSO Table, as applicable, because we use guaranteed or simplified underwriting procedures whereby the Insured is not required to submit to a medical or paramedical examination. Under these underwriting methods, then, healthy individuals will pay higher cost of insurance rates than they would pay under substantially similar policies using different underwriting methods. The current cost of insurance rates are generally lower than 100% of either the 2001 CSO Table or the 2017 CSO Table, as applicable.
•	Net Amount at Risk. The net amount at risk is affected by investment performance, loans, payments of premiums, Certificate fees and charges, the death benefit option chosen, partial withdrawals, and decreases in Face Amount.
The current maximum cost of insurance is $8.70 per $1,000 of net amount at risk and the current minimum cost of insurance is $0.03 per $1,000 of net amount at risk.
Monthly Administrative Charge. We assess either an explicit monthly administrative charge from each Certificate or increase our insurance rates to compensate us for ordinary administrative expenses such as record keeping, processing death benefit claims and Certificate changes, preparing and mailing reports, and overhead costs. If your Employer chooses the Group A charge structure, the amount of this charge is set forth in the specifications pages of the Certificate. The guaranteed maximum administrative charge we can apply to any Certificate can vary but will not exceed $6.50 per Certificate per month. The current administrative charge that we apply is up to $3.50 per month. Please refer to your Certificate Schedule Page for the administrative charge that applies to your Certificate. If your Employer chooses the Group B or Group C charge structure, the monthly administrative charge will not be charged as an explicit charge but will be included in our insurance rates resulting in a higher cost of insurance charge.
These charges are guaranteed not to increase over the life of the Certificate. In addition, when we believe that lower administrative costs will be incurred in connection with a particular Plan, we may modify the charge for that Plan.
Charges For Riders. We charge a fee to compensate us for the coverage that we are providing. The monthly deduction will include charges for any additional benefits provided by rider. (See “Additional Benefits and Riders.”) The charges for individual riders are summarized in the Fee Table of this prospectus. These riders may not be available in all states and some Plans may not offer certain riders.
•	Waiver of Monthly Deductions During Total Disability Rider. This Rider provides for the waiver of monthly deductions while the Insured is totally disabled, subject to certain limitations. The Insured must have become disabled before age 60. The charge under this rider is assessed by increasing the applicable cost of insurance rates by up to 12%. There is currently no additional charge for this rider.
•	Dependent’s Life Benefits Rider. This rider provides for term insurance on the Insured’s children as defined in the rider. The death benefit will be payable to the named Beneficiary upon the death of any insured child. Under certain conditions, the rider may be exchanged for an individual life insurance policy. The charge for this rider is assessed per $1,000 of insurance coverage provided. The current cost for Child coverage is up to $0.11 per $1,000 of coverage.
•	Accidental Death and Dismemberment Insurance Rider. This rider provides for the payment of an insurance benefit if the Insured sustains an accidental injury that is the direct and sole cause of the Insured’s death or the Insured’s loss of a body part or bodily function. The benefit amount is based on a
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percentage of the Certificate’s face amount and varies with the type of loss, as specified in the rider. Additional benefit amounts identified in the rider may be payable if the loss occurs and the Insured has properly used identified safety features, such as air bags and seat belts. The percentage is 100% for loss of life and generally ranges from 25% to 100% for loss of a body part or bodily function. The current cost for this rider is $0.02 per $1,000 net amount at risk and is included in the cost of insurance charge.
•	Accelerated Benefits Rider. This rider provides for the accelerated payment of a portion of death benefit proceeds in a single sum to you if the Insured is terminally ill. We do not currently impose a charge for this rider. However, we reserve the right to deduct an administrative charge of $150 from the accelerated death benefit at the time it is paid.
•	Spouse Certificate. The Certificate provides coverage for an Employee’s spouse The cost of insurance charge will be based on the age of the Employee or the age of the spouse, depending on the Plan. The current maximum cost of insurance is $8.70 per $1,000 of net amount at risk and the current minimum cost of insurance is $0.11 per $1,000 of net amount at risk.
Mortality and Expense Risk Charge. We will deduct a daily charge from the Separate Account at a rate not to exceed 0.002454% (an annual rate of 0.90%) of the net assets of each Division of the Separate Account. We may reflect a reduction in the current rate as a credit to Cash Value.
This charge compensates us for certain mortality and expense risks we assume. The mortality risk we assume is that an Insured may die sooner than anticipated and that we will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Certificate will exceed the amounts realized from the administrative charges assessed against the Certificate. If this charge does not cover our actual costs, we absorb the loss. Conversely, if the charge more than covers our actual costs, we add the excess to our surplus. We expect to profit from this charge and may use such profits for any lawful purpose, including covering distribution and other expenses. The Mortality and Expense Risk Charge is currently 0.75% (annually) of the net assets of each Division of the Separate Account.
Loan Interest Charge. We charge interest on Certificate loans at a maximum annual interest rate of 8.00%, payable in arrears on each Certificate anniversary or for the duration of the Certificate Loan, if shorter. We also will credit the amount in the Loan Account with interest at an effective annual rate that will not be lower than the guaranteed minimum rate in effect on the issue date of your Group Policy, which in no event will be lower than 1%. We also guarantee that the Loan Interest Spread will not be greater than 2%. Our current interest rate is 8.00% and our current crediting rate is 7.25%.
Federal Taxes
We currently do not assess charges against the Separate Account for federal income taxes that may be incurred by the Separate Account. We may assess such a charge in the future, as well as charges for other taxes incurred by the Separate Account. (See “Federal Tax Matters.”)
Variations in Charges
We may vary the amounts of charges described in this prospectus as a result of such factors as:
(1)	differences in legal requirements in the jurisdictions where the Certificates are sold;
(2)	differences in actual or expected risks, expenses, including sales and administrative expenses, Certificate persistency, premium payment patterns, or mortality experience among different categories of purchasers or insureds; and (3) changes in Certificate pricing that we may implement from time to time. Generally, the attributes of each group make it likely that its cost of insurance rates will be distinct from those of other
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groups. We may take into account additional information provided by prospective Employers in assessing these differences and determining any variances in charges, subject to our underwriting guidelines. Any such variations will be pursuant to our administrative procedures that we establish and will not discriminate unfairly against any Certificate owner within a group. Any such variations may apply to existing Certificates as well as to Certificates issued in the future, except that the charges under any Certificate may never exceed the maximums therein.
Portfolio Charges and Expenses
Charges are deducted from and expenses paid out of the assets of the Portfolios that are described in the prospectuses for those Portfolios. Shares of the Portfolios are purchased for the Separate Account at their net asset value. The net asset value of Portfolio shares is determined after deduction of the fees and charges. For further information, consult the prospectus for each Portfolio and Appendix A, below.
FEDERAL TAX MATTERS
The following summary provides a general description of the federal income tax considerations associated with your Policy or Certificate, as applicable, and does not purport to be complete or to cover all tax situations. The summary does not address state, local or foreign tax issues related to the Policy or Certificate, as applicable. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.
Tax Status of the Policy or Certificate
In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy or Certificate, as applicable, must satisfy certain requirements which are set forth in the Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy or Certificate, as applicable, should satisfy the applicable requirements. If it is subsequently determined that the Policy or Certificate, as applicable, does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy or Certificate, as applicable, into compliance with such requirements and we reserve the right to restrict Policy or Certificate, as applicable, transactions in order to do so. The insurance proceeds payable upon death of the Insured will never be less than the minimum amount required for a Policy or Certificate, as applicable, to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy or Certificate, as applicable, was issued.
In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Policy or Certificate, as applicable, we believe that the Owner of a Policy or Certificate, as applicable, should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Policy or Certificate, as applicable, to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policy or Certificate, as applicable, from being treated as the owners of the underlying Separate Account assets.
In addition, the Code requires that the investments of the Separate Account be “adequately diversified” in order for the Policy or Certificate, as applicable, to be treated as life insurance contracts for federal income tax purposes. It
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is intended that the Separate Account, through its investment decisions, will satisfy these diversification requirements. If Portfolio shares are sold directly to tax-qualified retirement plans that later lose their tax-qualified status or to non-qualified plans, there could be adverse consequences under the diversification rules.
The following discussion assumes that the Policy or Certificate, as applicable, will qualify as a life insurance contract for federal income tax purposes.
Tax Treatment of Policy or Certificate Benefits
In General. We believe that the death benefit under a Policy or Certificate, as applicable, should generally be excludible from the gross income of the Beneficiary to the extent provided in Section 101 of the Code. Insurance proceeds may be taxable in some circumstances, such as where there is a transfer-for-value of a Policy or Certificate, as applicable, or where a business is the Owner of the Policy or Certificate, as applicable, covering the life of an employee, if certain notice and consent and other requirements are not satisfied.
Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or Beneficiary. A tax adviser should be consulted on these consequences.
Generally, the Owner will not be deemed to be in constructive receipt of the Policy or Certificate, as applicable, cash value until there is a distribution. When distributions from a Policy or Certificate, as applicable, occur, or when loans are taken out from or secured by a Policy or Certificate, as applicable, the tax consequences depend on whether the Policy or Certificate, as applicable, is classified as a modified endowment contract.
Modified Endowment Contracts. Under the Code, certain life insurance contracts are classified as modified endowment contracts, with less favorable tax treatment than other life insurance contracts. Given the flexibility of the Policies or Certificates, as applicable, as to premiums and benefits, the individual circumstances of each Policy or Certificate, as applicable, will determine whether it is classified as a MEC. In general, a Policy or Certificate, as applicable, will be classified as a MEC if the amount of premiums paid into the Policy or Certificate, as applicable, causes the Policy or Certificate, as applicable, to fail the “7-pay test.” A Policy or Certificate, as applicable, will fail the 7-pay test if at any time in the first seven Policy or Certificate years, as applicable, or in the seven years after a “material change,” the amount paid into the Policy or Certificate, as applicable, exceeds the sum of the level premiums that would have been paid at that point under a Policy or Certificate, as applicable, that provided for paid-up future benefits after the payment of seven level annual payments.
If there is a reduction in the benefits under the Policy or Certificate, as applicable, during a 7-pay testing period, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy or Certificate, as applicable, had originally been issued at the reduced Face Amount. If there is a “material change” in Policy’s or Certificate’s, as applicable, benefits or other terms, even after the first seven years, the Policy or Certificate, as applicable, may have to be retested as if it were a newly issued Policy or Certificate, as applicable. A material change may occur, for example, when there is an increase in the death benefit or the receipt of an unnecessary premium. Unnecessary premiums are premiums paid into a Policy or Certificate, as applicable, which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the most recent 7-pay testing period. To prevent your Policy or Certificate, as applicable, from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. In addition, a Policy or Certificate, as applicable, will be treated as a MEC if it is received in exchange for a life insurance contract that is a MEC. A current or prospective Owner should consult a tax adviser to determine whether a Policy or Certificate, as applicable, transaction will cause the Policy or Certificate, as applicable, to be classified as a MEC.
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Distributions Other Than Death Benefits From Modified Endowment Contracts. Policies or Certificates, as applicable, classified as modified endowment contracts are subject to the following tax rules:
(1)	All distributions other than death benefits, including distributions upon surrender, withdrawals and distributions of Cash Surrender Value to the Owner in the case of certain Plans where there is no succeeding plan of insurance or the succeeding carrier is unable to accept the Cash Surrender Value, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner’s investment in the Policy or Certificate, as applicable, only after all gain has been distributed.
(2)	Loans taken from or secured by a Policy or Certificate, as applicable, classified as a modified endowment contract are treated as distributions and taxed accordingly.
(3)	A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner’s beneficiary. The foregoing exceptions generally do not apply to an Owner that is a non-natural person, such as a corporation.
If a Policy or Certificate, as applicable, becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy or Certificate, as applicable, within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy or Certificate, as applicable, that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.
Distributions Other Than Death Benefits From Policies or Certificates That Are Not Modified Endowment Contracts. Distributions other than death benefits, including distributions upon surrender, withdrawals and distributions of Cash Surrender Value to the Owner in the case of certain Plans where there is no succeeding plan of insurance or the succeeding carrier is unable to accept the Cash Surrender Value, from a Policy or Certificate, as applicable, that is not classified as a modified endowment contract are generally treated first as a non-taxable recovery of the Owner’s investment in the Policy or Certificate, as applicable, and only after the recovery of all investment in the Policy or Certificate, as applicable, as gain taxable as ordinary income. However, distributions during the first 15 Policy or Certificate, as applicable, years accompanied by a reduction in Policy or Certificate, as applicable, benefits, including distributions which must be made in order to enable the Policy or Certificate, as applicable, to continue to qualify as a life insurance contract for federal income tax purposes, are subject to different tax rules and may be treated in whole or in part as taxable income.
Loans from or secured by a Policy or Certificate, as applicable, that is not a modified endowment contract are generally not treated as distributions.
Finally, neither distributions nor loans from or secured by a Policy or Certificate, as applicable, that is not a modified endowment contract are subject to the 10 percent additional income tax.
Investment in the Policy or Certificate. Your investment in the Policy or Certificate, as applicable, is generally your aggregate premiums. When a distribution is taken from the Policy or Certificate, as applicable, your investment in the Policy or Certificate, as applicable, is reduced by the amount of the distribution that is tax-free.
Policy or Certificate Loans. In general, interest on a Policy or Certificate, as applicable, loan will not be deductible. If a Policy or Certificate, as applicable, loan is outstanding when a Policy or Certificate, as applicable, is exchanged, canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. In the case of an outstanding loan at the time of an exchange, the cancelled loan will generally be taxed to the extent of any Policy or Certificate, as applicable, gain.
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Before taking out a Policy or Certificate, as applicable, loan, you should consult a tax adviser as to the tax consequences.
Withholding. To the extent that Policy or Certificate, as applicable, distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability. However, recipients can generally elect not to have tax withheld from distributions.
Life Insurance Purchases by Residents of Puerto Rico. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to federal income tax.
Multiple Policies or Certificates. All modified endowment contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includable in the Owner’s income when a taxable distribution occurs.
Accelerated Benefits Rider. In general, rider benefits may be received tax free by the Owner if the Insured is terminally ill or chronically ill, subject to certain limitations and conditions. However, benefits under the Accelerated Benefits Rider received by a business owner with respect to an insured employee will generally be taxable. You should consult a qualified tax adviser about the consequences of adding this rider to a Policy or Certificate, as applicable, or requesting payment under this rider.
Non-Individual Owners and Business Beneficiaries of Policies or Certificates. If a Policy or Certificate, as applicable, is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the Policy or Certificate, as applicable. In addition, under Code Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy or Certificate, as applicable, this Policy or Certificate, as applicable, could be treated as held by the business for purposes of the Code Section 264(f) entity-holder rules. Death benefits payable to a business owner on the life of an employee will generally be taxable if certain notice and consent and other requirements are not satisfied. In addition, benefits under the Accelerated Benefits Rider or Accelerated Death Benefit Settlement Option Rider, as applicable received by a business owner with respect to an insured employee will generally be taxable.
Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of a Policy or Certificate, as applicable, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy or Certificate, as applicable.
Estate, Gift and Generation-Skipping Transfer Taxes. The transfer of the Policy or Certificate, as applicable, or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies, the death proceeds will generally be includable in the Owner’s estate for purposes of federal estate tax if the Insured owned the Policy or Certificate, as applicable, retained incidents of ownership at death, or made a gift transfer of the Policy or Certificate, as applicable, within 3 years of death. If the Owner was not the Insured, the fair market value of the Policy or Certificate, as applicable, would be included in the Owner’s estate upon the Owner’s death.
Moreover, under certain circumstances, the Code may impose a generation-skipping transfer tax when all or part of a life insurance Policy or Certificate, as applicable, is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Policy or Certificate, as applicable, or from any applicable payment, and pay it directly to the IRS.
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Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy or Certificate, as applicable, ownership and distributions under federal, state and local law. The individual situation of each Owner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy or Certificate, as applicable, proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.
In general, current rules provide for a $10 million estate, gift and generation-skipping transfer tax exemption (as indexed for inflation) and a top tax rate of 40 percent through the year 2025.
The complexity of the tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.
Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to a Policy or Certificate, as applicable, purchase.
Possible Tax Law Changes. Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the Policy or Certificate, as applicable, could change by legislation, regulation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy or Certificate, as applicable.
We have the right to modify the Policy or Certificate, as applicable, in response to legislative or regulatory changes that could otherwise diminish the favorable tax treatment Owners currently receive. We make no guarantee regarding the tax status of any Policy or Certificate, as applicable, and do not intend the above discussion as tax advice.
Transfer of Issued Life Insurance Policies to Third Parties. If you transfer the Policy to a third party, including a sale of the Policy to a life settlement company, such transfer for value may be taxable. The death benefit will also be taxable in the case of a transfer for value unless certain exceptions apply. We may be required to report certain information to the IRS, as required under IRC section 6050Y and applicable regulations. You should consult with a qualified tax advisor for further information prior to transferring the Policy.
Our Income Taxes. Under current federal income tax law, we are not taxed on the Separate Account’s operations. Thus, currently we do not deduct a charge from the Separate Account for federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes or economic burdens we may incur.
Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.
Tax Credits and Deductions. The Company may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Separate Account or to the Policy or Certificate, as applicable, owners since the Company is the owner of the assets from which the tax benefits are derived.
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ADDITIONAL BENEFITS AND RIDERS
In addition to the standard death benefit associated with your Policy, other standard and/or optional benefits may also be available to you. The following table summarizes information about those benefits. Information about the fees associated with each benefit included in the table may be found in the Fee Table. We currently offer the following riders under the Certificate, subject to state availability:
NAME OF BENEFIT	PURPOSE	IS BENEFIT STANDARD OR OPTIONAL?	BRIEF DESCRIPTION OF RESTRICTIONS OR LIMITATIONS
Waiver of Monthly Deductions During Total Disability Rider	This rider provides for the waiver of monthly deductions while the insured is totally disabled, including cost of insurance and monthly certificate expense charges, upon proof of disability.	Standard	Benefit is provided to you only if elected by your employer and may not be terminated. The Insured must have become disabled before age 60.
Dependent Life Benefit — Children’s Term Insurance Benefit.	This rider provides term insurance in an amount selected at issue upon proof of death for any insured child.	Optional	Available only if elected by your employer. If coverage is applied for after certificate issue, may be subject to underwriting.
Spouse Certificate	A Certificate may be purchased upon the life of the Spouse with its own death benefit. This rider provides insurance in an amount selected at issue upon proof of death of the insured’s spouse.	Optional	Available only if elected by your employer. If coverage is applied for after certificate issue, may be subject to underwriting.
Accelerated Benefits Rider	Under this rider, you may receive an accelerated payment of a portion of your death benefit if the Insured is terminally ill.	Standard	Payment under this rider may affect eligibility for benefits under state or federal law
Accidental Death and Dismemberment Benefit	This rider provides for the payment of an insurance benefit if the Insured sustains an accidental injury that is the direct and sole cause of the Insured’s death or the Insured’s loss of a body part or bodily function.	Standard	Benefit is provided to you only if elected by your employer.
Paid-Up Certificate Benefit	Terminates the death benefit (and any riders in effect) and uses all or part of the Cash Surrender Value as a single	Standard	The paid-up benefit must not be more than can be purchased using the Certificate’s Cash Surrender
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NAME OF BENEFIT	PURPOSE	IS BENEFIT STANDARD OR OPTIONAL?	BRIEF DESCRIPTION OF RESTRICTIONS OR LIMITATIONS
premium for a “paid-up” benefit.	Value, more than the death benefit under the Certificate at the time you choose to use this provision, or less than $10,000.

Once you have elected a paid-up benefit, you may no longer allocate Cash Value to the Separate Account or the Fixed Account.
Dollar Cost Averaging Automatic Investment Strategy	Allows you to automatically transfer a predetermined amount of money from the Division that invests in the money market fund or an ultra short-term fund to a number of available Divisions.	Standard	Dollar Cost Averaging occurs after the close of business on each Monthly Anniversary or after close of business on the next business day following each Monthly Anniversary should your Monthly Anniversary fall on a nonbusiness day (weekend or holiday).
Annual Automatic Portfolio Rebalancing	Allows you to automatically reallocate your Cash Value among the elected Divisions to return the allocation to the percentages you specify.	Standard	This rebalancing occurs annually after the close of business on your Certificate anniversary or after the close of business on the next business day following your Certificate anniversary should your Certificate anniversary fall on a non-business day (holiday or weekend).
Additional Insurance Benefits
Waiver of Monthly Deductions During Total Disability Rider. This Rider provides for the waiver of monthly deductions while the Insured is totally disabled, as defined in the rider. The Insured must have become disabled before age 60. The charge under this rider is assessed by increasing the applicable cost of insurance rates by 12%.
This waiver applies to both the GVUL insurance coverage and any associated rider coverages but does not include any optional investment premium or separate Spouse Certificate.
For example, if you are eligible for benefits under this rider, and have current premiums of $150 per month including a $50 optional investment premium, We will waive $100 per month so your life insurance coverage remains in force.
Dependent’s Life Benefits Rider -Child coverage. This rider provides for term insurance on the Insured’s children as defined in the rider. The death benefit will be payable to the named Beneficiary upon the death of any insured
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child. Under certain conditions, the rider may be exchanged for an individual life insurance policy. The charge for this rider is assessed per $1,000 of insurance coverage provided.
For example, if you elected to purchase this rider on your children, and you have $5,000 of coverage under this rider, and your child dies while the child rider is in force, we will pay $5,000 in death benefit to the beneficiary upon the death of the child.
Spouse Certificate. This Certificate provides insurance coverage under a  group universal or group variable universal life certificate.
For example, if you elected to purchase a  Spouse Certificate with a $50,000 death benefit and the Spouse dies, we will pay $50,000 to the beneficiary.
Accidental Death and Dismemberment Insurance Rider. This rider provides for the payment of an insurance benefit if the Insured sustains an accidental injury that is the direct and sole cause of the Insured’s death or the Insured’s loss of a body part or bodily function. The benefit amount is based on a percentage of the Certificate’s face amount and varies with the type of loss, as specified in the rider. The percentage is 100% for loss of life and generally ranges from 25% to 100% for loss of a body part or bodily function. Additional benefit amounts identified in the rider may be payable if the loss occurs and the Insured has properly used identified safety features, such as air bags and seat belts.
For example, if your employer has included Accidental Death and Dismemberment Insurance in your Group Insurance Plan, and your Accidental Death and Dismemberment Insurance benefit amount is $100,000, if you lose sight in one eye as defined in the certificate rider, we will pay you $50,000.
Accelerated Benefits Rider. This rider provides for the accelerated payment of a portion of death benefit proceeds in a single sum to you if the Insured is terminally ill and expected to die within less than 12 months (subject to state variations). Any irrevocable Beneficiary and assignees of record must provide written authorization in order for the Owner to receive the accelerated benefit. The amount of the death benefit payable under the rider will equal up to 80% of the Face Amount (up to $500,000) under the Certificate on the date we receive satisfactory evidence of terminal illness as described above, less any Indebtedness. In general, rider benefits may be received tax free subject to certain limitations and conditions. You should consult a qualified tax adviser about the consequences of adding this rider to a Certificate or requesting an accelerated death benefit payment under this rider. We do not currently impose a charge for this rider. However, we reserve the right to deduct an administrative charge of $150 from the accelerated death benefit at the time it is paid.
For example, if your Plan includes the Accelerated Benefits Rider and you are diagnosed with a terminal illness, you may elect to receive a portion of the death benefit proceeds (less any loans and loan interest) prior to the insured’s death. At the Insured’s death, payment of the remaining life insurance proceeds will be made to the Beneficiary(ies).
Paid -Up Certificate Benefit. You can choose to terminate the death benefit (and any riders in effect) and use all or part of the Cash Surrender Value as a single premium for a “paid up” benefit. (“Paid up” means no further premiums are required.) The single premium is the amount required to fund a paid-up benefit under the Certificate, that is, one that requires no further premium payments. If you choose to use only a part of the Cash Surrender Value to purchase the paid-up benefit, you will receive in cash any remaining Cash Surrender Value that you did not elect to have used as a paid-up benefit. The paid-up benefit must not be more than can be purchased using the Certificate’s Cash Surrender Value, more than the death benefit under the Certificate at the time you choose to use this provision, or less than $10,000. Once you have elected a paid-up benefit, you may no longer
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allocate Cash Value to the Separate Account or the Fixed Account. There is no fee for electing a paid-up benefit. Because the death benefit under a paid-up benefit Certificate is calculated as the amount that will remain in force without payment of any further cost of insurance charges, it is generally significantly less than the Certificate’s usual death benefit. In addition, if you choose not to use all of the Cash Surrender Value toward the purchase of the paid-up benefit, the death benefit will be further reduced.
For example, if you have a Cash Surrender value of $10,000, you may terminate the death benefit and any riders in effect a purchase a paid up benefit for $10,000 which will be payable upon the insured's death.
If we determine that the tax status of a Certificate as life insurance is adversely affected by the addition of any of these riders, we will cease offering such riders. We deduct any charges associated with these riders as part of the monthly deduction. Please contact us for further details about these riders.
Automatic Investment Strategies
Dollar Cost Averaging. This investment strategy allows you to automatically transfer a predetermined amount of money from the Division that invests in a money market fund or an ultra short-term bond fund to a number of available Divisions of the Separate Account. Based on the elected investment allocations for this investment strategy, Dollar Cost Averaging occurs after the close of business on each Monthly Anniversary or after close of business on the next business day following each Monthly Anniversary should your Monthly Anniversary fall on a non-business day (weekend or holiday) as long as all other requirements are met. The portion of the Certificate’s Cash Value in the Division that invests in a money market fund or an ultra short-term bond fund must be greater than or equal to $1000. The minimum total monthly transfer amount must be greater than or equal to $100.
Dollar Cost Averaging does not assure a profit or protect against a loss in declining markets. It involves continuous investment in securities regardless of price fluctuations. An investor should consider his/her ability to continue purchases in periods of low price levels.
For example, if you elected the Dollar Cost Averaging and selected $12,000 of cash value to be transferred from an ultra-short-term bond Division to specified other Divisions that you choose, over a 12 month period we will $1,000 each month for 12 months.
Annual Automatic Portfolio Rebalancing. This investment strategy allows you to automatically reallocate your Cash Value among the elected Divisions to return the allocation to the percentages you specify. This rebalancing occurs annually after the close of business on your Certificate anniversary or after the close of business on the next business day following your Certificate anniversary should your Certificate anniversary fall on a non-business day (holiday or weekend).
Annual Automatic Portfolio Rebalancing does not assure a profit or protect against a loss in declining markets.
For example, if you allocated 25% among four Divisions, at close of business on the next business day following your Policy anniversary should your Policy anniversary fall on a non-business day (holiday or weekend), we will transfer amounts among those four Divisions so that they 25% of your Policy’s cash Value is in each Division.
The automated transfers under these investment strategies will not count towards frequent transfer constraints or transfer limitations. However, we reserve the right to include them if we decide to restrict transfers under the terms of the Policy.
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You may elect either the Dollar Cost Averaging strategy OR the Annual Automatic Portfolio Rebalancing strategy. There is no fee for participating in either strategy. You cannot participate in both strategies at the same time; however, either strategy may be discontinued at any time.
If we determine that the tax status of a Certificate as life insurance is adversely affected by the addition of any of these riders, we will cease offering such riders. We deduct any charges associated with these riders as part of the monthly deduction. Please contact us for further details about these riders.
DISTRIBUTION OF THE GROUP POLICY AND THE CERTIFICATES
Distributing the Group Policy and the Certificates
MetLife Investors Distribution Company (“MLIDC”) is the principal underwriter and distributor of the Group Policy and the Certificates. MLIDC, which is our affiliate, also acts as the principal underwriter and distributor of other variable life insurance policies and variable annuity contracts that we, or our affiliated companies issue. We reimburse MLIDC for expenses MLIDC incurs in distributing the Group Policy and the Certificates.
MLIDC’s principal offices are located at 200 Park Avenue, New York, NY 10166. MLIDC is registered under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.
No commissions are paid for the sale of the Certificates. However, we may compensate MetLife insurance agents and other MetLife employees for referrals. We may also make various payments to selling firms and other third parties. (See “Compensation Paid to Selling Firms and Other Intermediaries.”)
Compensation Paid to Selling Firms and Other Intermediaries
MetLife enters into arrangements concerning the sale, servicing and/or renewal of MetLife group insurance and certain other group-related products (“Products”) with brokers, agents, consultants, third party administrators, general agents, associations, and other parties that may participate in the sale, servicing and/or renewal of such products (each an “Intermediary”). MetLife may pay your Intermediary compensation, which may include, among other things, base compensation, supplemental compensation and/or a service fee. MetLife may pay compensation for the sale, servicing and/or renewal of Products, or remit compensation to an Intermediary on your behalf. Your Intermediary may also be owned by, controlled by or affiliated with another person or party, which may also be an Intermediary and who may also perform marketing and/or administration services in connection with your Products and be paid compensation by MetLife.
Base compensation, which may vary from case to case and may change if you renew your Products with MetLife, may be payable to your Intermediary as a percentage of premium or a fixed dollar amount. MetLife may also pay your Intermediary compensation that is based upon your Intermediary placing and/or retaining a certain volume of business ( number of Products sold or dollar value of premium) with MetLife. In addition, supplemental compensation may be payable to your Intermediary. Under MetLife’s current supplemental compensation plan (“SCP”), the amount payable as supplemental compensation may range from 0% to 8% of premium. The supplemental compensation percentage may be based on one or more of: (1) the number of Products sold through
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your Intermediary during a one-year period or other defined period; (2) the amount of premium or fees with respect to Products sold through your Intermediary during a one-year period; (3) the persistency percentage of Products inforce through your Intermediary during a one-year period; (4) the block growth of the Products inforce through your Intermediary during a one-year period; (5) premium growth during a one-year period; or (6) a flat amount, fixed percentage or sliding scale of the premium for Products as set by MetLife. The supplemental compensation percentage will be set by MetLife based on the achievement of the outlined qualification criteria and it may not be changed until the following SCP plan year. As such, the supplemental compensation percentage may vary from year to year, but will not exceed 8% under the current supplemental compensation plan.
The cost of supplemental compensation is not directly charged to the price of our Products, except as an allocation of overhead expense, which is applied to all eligible group insurance Products, whether or not supplemental compensation is paid in relation to a particular sale or renewal. As a result, your rates will not differ by whether or not your Intermediary receives supplemental compensation. If your Intermediary collects the premium from you in relation to your Products, your Intermediary may earn a return on such amounts. Additionally, MetLife may have a variety of other relationships with your Intermediary or its affiliates, or with other parties, that involve the payment of compensation and benefits that may or may not be related to your relationship with MetLife (e.g., insurance and employee benefits exchanges, enrollment firms and platforms, sales contests, consulting agreements, participation in an insurer panel, or reinsurance arrangements).
More information about the eligibility criteria, limitations, payment calculations and other terms and conditions under MetLife’s base compensation and supplemental compensation plans can be found on MetLife’s Web site at www.metlife.com/business-and-brokers/broker-resources/broker-compensation. Questions regarding Intermediary compensation can be directed to ask4met@metlifeservice.com, or if you would like to speak to someone about Intermediary compensation, please call (800) ASK 4MET.
Payments described above are not charged directly to Owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.
GENERAL PROVISIONS OF THE GROUP POLICY
Issuance
An Employer will participate in the Group Policy issued to the MetLife Group Insurance Trust, a multi-employer/ organization trust, or to a similar trust, (the “Trust”) established for use in group insurance programs. In some states, we may issue a Group Policy directly to the Employer. The Group Policy will be issued to the Employer upon receipt of a signed application for Group Insurance signed by a duly authorized officer of the Employer, and acceptance by a duly authorized officer of the Company at its Administrative Office.
Premium Payments
The Employer may elect to remit planned premiums on behalf of an Owner equal to an amount that Owner authorizes to be deducted from his or her wages or otherwise makes available to the Employer. All planned premiums under a Plan must be specified in advance. The planned premium payment interval is agreed to by the Employer and us. Before each planned payment interval, we will furnish the Employer with a statement of the planned premium payments to be made under the Plan or such other notification as has been agreed to by the Employer and us.
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Grace Period and Termination
If the Employer does not remit planned premium payments in a timely fashion, the Employer’s participation in the Group Policy will be in default. A grace period of 31 days begins on the date that the planned premiums were scheduled to be remitted. If the Employer does not remit premiums before the end of the grace period, the Employer’s participation in the Group Policy will terminate. If the Plan permits an Owner to retain his Certificate after termination of the Employer participation in the Group Policy, the insurance coverage provided by the Certificate will continue provided such insurance is not surrendered or cancelled by the Owner and provided the Owner pays the premium directly to the Company. If the Plan does not permit an Owner to retain his Certificate, the Certificate will cease and continuation of coverage may depend upon whether there is a succeeding plan of insurance. In addition, we may terminate a Group Policy issued to an Employer or an Employer’s participation in the Group Policy issued to the Trust under certain conditions and upon 90 days written notice to you. (See “Effect of Termination of Employer Participation in the Group Policy.”)
Incontestability
We cannot contest statements made by the Employer when applying for the Group Policy issued directly to the Employer, or when applying for participation in the Group Policy issued to the Trust, after the Group Policy issued directly to the Employer has been in force for two years from the date of issue of the Group Policy, or after two years from the effective date of the Employer’s participation in the Group Policy issued to the Trust.
Ownership of Group Policy
The Employer or the Trust owns the Group Policy. A Group Policy issued directly to an Employer or an Employer’s participation in the Group Policy issued to the trust may be changed or ended by agreement between us and the Employer without the consent of, or notice to, any person claiming rights or benefits under the Group Policy. However, the Employer does not have any ownership interest in the Certificates issued under the Group Policy. The rights and benefits under the Certificates inure to the benefit of the Owners, Insureds, and Beneficiaries as set forth herein and in the Certificates.
GENERAL MATTERS RELATING TO THE CERTIFICATE
Postponement of Payments
We usually pay the amounts of any surrender, partial withdrawal, death benefit proceeds or loan within 7 days after we receive all applicable written notices, permitted telephone, fax or Internet request, and/or due proof of death of the Insured. We may postpone such payments, however, whenever:
•	the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC;
•	the SEC by order permits postponement for the protection of Owners; or
•	an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account’s net assets.
The Company may defer payments on any amount from the Fixed Account for not more than six months.
52

Payments under the Certificate of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared your bank. We may use telephone, fax, internet or other means of communications to verify that payment from your check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. You may avoid the possibility of delay in disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check. If mandated by applicable law, the Company may be required to block your account and thereby refuse to pay any request for transfer, surrender, partial withdrawal, loan or death proceeds, until instructions are received from appropriate regulators. We also may be required to provide information about you and your account to government regulators.
Transfers, surrenders and partial withdrawals payable from the Fixed Account and the payment of Certificate loans allocated to the Fixed Account may, subject to certain limitations, be delayed for up to six months. However, if payment is deferred for 30 days or more, the Company will pay interest for the period of the deferment at rate that will not be less than the guaranteed Fixed Account crediting rate applicable to your Group Policy.
Effect of Termination of Employer Participation in the Group Policy
Your Employer can terminate its participation in the Group Policy or change the Plan to end coverage for a class or classes of Employees of which you are a member. In addition, the Group Policy may contain a provision that allows us to terminate your Employer’s participation in the Group Policy if:
•	during any twelve month period, the total Face Amount for all Certificate Owners under the Group Policy or the number of Certificates falls by certain amounts or below the minimum levels we establish (these levels are set forth in the Certificate), or
•	your Employer makes available to its employees another life insurance product.
Your Employer and MetLife must provide ninety days written notice to each other before terminating participation in the Group Policy. We will also notify you if we or your Employer terminate participation in the Group Policy. Termination means that your Employer will no longer send premiums to us through the Payroll Deduction Plan and that no new Certificates will be issued to Employees in your Employer’s group.
If your Employer or MetLife terminates your Employer’s participation in the Group Policy, whether you will remain an Owner of your Certificate depends on your Plan.
Under some Plans, you will remain an Owner of your Certificate even if the Plan terminates, coverage for a class or classes of Employees of which you are a member ends or the Employee’s employment ends. You cannot have elected a paid-up Certificate and, in certain Plans, your Certificate must have been in force for more than two years. If a Certificate was issued to you covering your spouse, you will remain the Owner of that Certificate as well. We will bill you for planned premiums and you will have to pay us directly. A new planned premium schedule will be established with payments no more frequently than quarterly (unless you utilize the authorized electronic funds transfer option). We may allow payment of planned premium through periodic (usually monthly) authorized electronic funds transfer. Of course, unscheduled premium payments can be made at any time. Your payments may change as a result of higher Administrative Charges and higher current cost of insurance charges but the charges will never be higher than the guaranteed amounts for these charges. Also, we may no longer consider you a member of your Employer’s group for purposes of determining cost of insurance rates and charges.
Under other Plans, if the Plan terminates, coverage for a class or classes of Employees of which you are a member ends or the Employee’s employment ends, we will terminate your Certificate. If your Employer replaces your Plan with another plan that offers a life insurance product designed to have cash value, we will transfer your Cash Surrender Value to the other life insurance product. If the other life insurance product is not designed to have cash
53

value, or you are not covered by the new product, or your Employer does not replace your Plan with another plan that offers a life insurance product, we will pay your Cash Surrender Value to you. We may pay any Cash Value allocated to the Fixed Account over a period of up to five years in equal annual installments. If we pay the Cash Surrender Value to you, the Federal income tax consequences of the distribution to you would be the same as if you surrendered your Certificate.
You also have the option of choosing a paid-up Certificate. In addition, you may convert your Death Benefit into a new individual policy of life insurance from us without evidence of insurability but you must complete an application and the new policy will have new benefits and charges. If you choose the conversion rights, the insurance provided will be substantially less (and in some cases nominal) than the insurance provided under the Certificate.
STATE VARIATIONS
This Prospectus describes all material features of the Certificate. However, we will also issue you a Certificate , which is a separate document from the prospectus. There may be differences between the description of the Certificate contained in this prospectus and the Certificate issued to you due to differences in state law. Please consult your Certificate for the provisions that apply in your state. You should contact our Administrative Office to review a copy of your Certificate and any applicable endorsements and riders. The language in the prospectus determines your rights under the federal securities laws.
LEGAL PROCEEDINGS
In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.
It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife Investors Distribution Company to perform its contract with the Separate Account or of MetLife to meet its obligations under the Certificates.
FINANCIAL STATEMENTS
The financial statements of the Company and the Separate Account are contained in the Statement of Additional Information (SAI). The financial statements of the Company should be distinguished from the financial statements of the Separate Account, and should be considered only as bearing on the ability of the Company to meet its obligations under the Policies. For a free copy of these financial statements and/or the SAI, please call or write to us at our Administrative Office.
54

GLOSSARY
Administrative Office — The service office of the Company. The mailing address is: MetLife GVUL; Suite 600; 11330 Olive Boulevard; St Louis, MO 63141. Unless another location is specified, all applications, notices and requests should be directed to the Administrative Office at the address above or, if permitted, to our facsimile number (866-347-4483). You may also contact us for information at 1-800-756-0124.
Attained Age —  The Issue Age of the Insured plus the number of completed Certificate Years.
Associated Companies —  The companies listed in a Group Policy’s specifications pages that are under common control through stockownership, contract or otherwise, with the Employer.
Beneficiary  — The person(s) named in a Certificate or by later designation to receive Certificate proceeds in the event of the Insured’s death. A Beneficiary may be changed as set forth in the Certificate and this Prospectus. Unless otherwise stated in the Certificate, the Beneficiary has no rights in a Certificate before the death of the Insured. If there is more than one Beneficiary at the death of the Insured, each will receive equal payments unless otherwise provided by the Owner.
Cash Value — The total amount that a Certificate provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account, the Fixed Account, and in the Loan Account.
Cash Surrender Value — The Cash Value of a Certificate on the date of surrender, less any Indebtedness.
Certificate  — A document issued to Owners of Certificates issued under Group Policies, setting forth or summarizing the Owner’s rights and benefits.
Certificate Anniversary —  The same date each year as the Plan Anniversary Date.
Certificate Month — A month beginning on the Monthly Anniversary.
Certificate Year — A period beginning on a Certificate Anniversary and ending on the day immediately preceding the next Certificate Anniversary.
Division — A subaccount of the Separate Account. Each Division invests exclusively in an available underlying Portfolio.
Effective Date of the Certificate — The date on which insurance coverage shall take effect for an Insured.
Employee  — A person who is employed and paid for services by an Employer on a regular basis and who is an eligible employee under the Employer’s Plan. To qualify as an employee, a person ordinarily must work for an Employer at least 30 hours per week. MetLife may waive or modify this requirement at its discretion. An employee may include a partner in a partnership if the Employer is a partnership. An employee may also refer to members of sponsoring organizations.
Employer — The Employer, association, or sponsoring organization that is issued a Group Policy or participates in the Group Policy issued to the trust.
Face Amount — The minimum death benefit under the Certificate so long as the Certificate remains in force.
Fixed Account — The Certificate option where your money earns annual interest at a rate that will not be lower than the guaranteed minimum rate in effect on the issue date of your Group Policy, which in no event will be lower
55

than 1%. We may credit higher rates of interest, but are not obligated to do so. This may not be available on all Certificates as an option. The Fixed Account is part of the Company’s general account. Aspects of the Fixed Account are briefly summarized in order to give a better understanding of how the Policy functions.
Fund– An underlying mutual fund in which the Separate Account assets are invested.
General Account — The assets of Metropolitan Life other than those allocated to the Separate Account or any other separate account.
Group Policy — A group variable universal life insurance policy issued by the Company to the Employer or to the MetLife Group Insurance Trust or similar trust.
Indebtedness  — The sum of all unpaid Certificate Loans and accrued interest charged on loans.
Insurance  — Insurance provided under a Group Policy on an Employee or an Employee’s spouse.
Insured  —  The person whose life is insured under a Certificate.
Investment Start Date — The date the initial premium is applied to the Fixed Account and to the Divisions of the Separate Account. This date is the later of the Effective Date of the Certificate or the date the initial premium is received at our Company’s Administrative Office.
Issue Age — The Insured’s Age as of the date the Certificate is issued.
Loan Account — The account of the Company to which amounts securing Certificate Loans are allocated. It is a part of the Company’s general account assets.
Loan Value — The maximum amount that may be borrowed under a Certificate after the first Certificate Anniversary.
Maturity Date — The Certificate Anniversary on which the Insured reaches a certain Attained Age, generally 95. In some Plans, the Attained Age may be later than 95. Please refer to the specifications page of your Certificate for the Attained Age that applies to your Certificate. (Also the final date of the Certificate.)
Monthly Anniversary — The same date in each succeeding month as the Effective Date of the Certificate except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.
Net Premium — The premium less any premium charges.
Owner (or you) — The Owner of a Certificate, as designated in the application or as subsequently changed.
Plan — The Group Variable Universal Life Insurance Plan for Employees of the Employer provided under a Group Group Policy issued directly to the Employer or through participation of the Employer in the Group Policy issued to the MetLife Group Insurance Trust or similar trust.
Plan Anniversary Date — The effective date of the Plan set forth on the specifications page of your Certificate.
Portfolio — A portfolio represents a class (or series) of stock of a Fund in which a Division's assets are invested.
SEC (or the Commission) — The Securities and Exchange Commission.
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Separate Account — Paragon Separate Account B, a separate investment account established by the Company to receive and invest the net premiums paid under the Certificate.
Spouse  — An employee’s legal spouse.
Spouse Certificate — A group universal life or group variable universal life Certificate that insures the life of a Spouse.
Valuation Date — Each day that the New York Stock Exchange is open for regular trading.
Valuation Period — The period between two successive Valuation Dates, commencing at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on a Valuation Date and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date.
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APPENDIX A: PORTFOLIOS AVAILABLE UNDER THE CERTIFICATE
The following is a list of the Portfolios currently available under the Certificate. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at dfinview.com/metlife/tahd/MET000269. You can also request this information at no cost by calling (800) 756-0124 or by sending an email request to GVUL-eservice@metlifecommercial.com.
The current expenses and performance information below reflects fees and expenses of the Portfolios, but does not reflect the other fees and expenses that the Certificate may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio's past performance is not necessarily an indication of future performance.
INVESTMENT OBJECTIVE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2020)
			1 YEAR	5 YEAR	10 YEAR
Seeks capital appreciation.	Brighthouse/Aberdeen Emerging Markets Equity Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Aberdeen Asset Managers Limited	0.94%	27.68%	13.84%	3.66%
Seeks capital appreciation.	Invesco Global Equity Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Invesco Advisers, Inc.	0.57%	27.92%	15.13%	11.83%
Seeks to track the performance of the Bloomberg Barclays U.S. Aggregate Bond Index.	MetLife Aggregate Bond Index Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Advisors, LLC	0.27%	7.21%	4.21%	3.58%
Seeks to track the performance of the Standard & Poor’s MidCap 400® Composite Stock Price Index.	MetLife Mid Cap Stock Index Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Advisors, LLC	0.32%	13.39%	12.08%	11.25%
Seeks to track the performance of the MSCI EAFE® Index.	MetLife MSCI EAFE® Index Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Advisors, LLC	0.39%	7.85%	7.46%	5.33%
Seeks to track the performance of the Russell 2000® Index.	MetLife Russell 2000® Index Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Advisors, LLC	0.33%	19.62%	13.22%	11.21%
Seeks to track the performance of the Standard & Poor’s 500® Composite Stock Price Index.	MetLife Stock Index Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Advisors, LLC	0.27%	18.10%	14.93%	13.60%
Seeks total return with an emphasis on current income, but also considering capital appreciation.	MFS ® Total Return Bond Series - Initial Class Massachusetts Financial Services Company	0.54%	8.47%	5.18%	4.42%
A-1

INVESTMENT OBJECTIVE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2020)
			1 YEAR	5 YEAR	10 YEAR
Seeks a favorable total return through investment in a diversified portfolio.	MFS ® Total Return Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	0.61%	9.76%	8.90%	8.49%
Seeks current income consistent with preservation of capital and liquidity.	MFS ® U.S. Government Money Market Portfolio* - Initial Class Massachusetts Financial Services Company	0.45%	0.22%	0.68%	0.34%
*	The Portfolio is subject to an expense reimbursement or fee waiver arrangement. The annual expenses shown reflect temporary fee reductions.
A-2

To learn more about the Certificate, you should read the SAI dated the same date as this prospectus which is incorporated herein by reference and is legally a part of this Prospectus. It includes additional information about the Certificates and the Separate Account For a free copy of the SAI, please visit dfinview.com/metlife/tahd/MET000269 or call 1-800-756-0124 or write to us at our Administrative Office. To receive free personalized illustrations of death benefits and Cash Values, and to request other information about the Policy or to make inquiries please call 1-800-756-0124 or write to us at our Administrative Office. The mailing address for our Administrative Office is: MetLife GVUL; Suite 600; 11330 Olive Boulevard; St Louis, MO 63141.
Reports and other information about the Registrant are available on the Commission’s website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
EDGAR ID: C000034617

STATEMENT OF ADDITIONAL INFORMATION FOR:
GROUP VARIABLE UNIVERSAL
LIFE INSURANCE POLICIES AND CERTIFICATES
(METFLEX GVUL D) AND
GROUP VARIABLE UNIVERSAL LIFE INSURANCE POLICIES AND
CERTIFICATES (METFLEX GVUL D II)
Issued By
METROPOLITAN LIFE INSURANCE COMPANY
(Depositor)
200 Park Avenue
New York, NY 10166
PARAGON SEPARATE ACCOUNT B
(Registrant)
April 30, 2021
This Statement of Additional Information (“SAI”) contains additional information regarding group variable universal life insurance policies and certificates offered by Metropolitan Life Insurance Company (“MetLife”, “Metropolitan Life”, “we,” “our,” or “us” or the “Company”) for use in employer/organization-sponsored group insurance programs. When a Group Policy is issued directly to an Employer, or an Employer participates in the Group Policy issued to the Trust, Certificates showing the rights of the Owners and/or Insureds will be issued to eligible employees.
This SAI is not a prospectus, and should be read together with the most recent prospectus for the Certificates and the prospectuses for the Portfolios offered as investment options in the Certificates. Please refer to the prospectus for a list of the Portfolios offered under your Certificate. You may obtain a copy of these prospectuses by visiting dfinview.com/metlife/tahd/MET000250 or by sending an email request to GVUL-eservice@metlifecommercial.com or by writing to us at: MetLife GVUL; Suite 600; 11330 Olive Boulevard, St. Louis Mo. 63141; or calling us at (800) 756-0124. Capitalized terms in this SAI have the same meanings as in the prospectus for the Certificates.
SAI-1

Page
ADDITIONAL CERTIFICATE INFORMATION	SAI-3
The Certificate	SAI-3
Claims of Creditors	SAI-3
Incontestability	SAI-3
Misstatement of Age	SAI-3
Suicide Exclusion	SAI-3
Assignment	SAI-3
Cost of Insurance	SAI-4
DISTRIBUTION OF THE CERTIFICATES	SAI-4
MORE INFORMATION ABOUT THE COMPANY	SAI-4
The Company	SAI-4
NON-PRINCIPAL RISKS OF INVESTING IN THE CERTIFICATE	SAI-5
Payment of Proceeds	SAI-5
Potential Conflicts of Interest	SAI-5
OTHER INFORMATION	SAI-5
Safekeeping of Separate Account Assets	SAI-5
Records and Reports	SAI-5
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	SAI-6
INDEPENDENT AUDITORS	SAI-6
Financial Statements	SAI-6
SAI-2

ADDITIONAL CERTIFICATE INFORMATION
The Certificate
The Certificate, the attached application, any riders, endorsements, any application for an increase in Face Amount, and any application for reinstatement together make the entire contract between the Owner and us. Apart from the rights and benefits described in the Certificate and incorporated by reference into the Group Policy, the Owner has no rights under the Group Policy.
We assume that all statements made by the Insured in the application are made to the best knowledge and belief of the person(s) who made them and, in most states, in the absence of fraud, those statements are considered representations and not warranties. We rely on those statements when we issue or change a Certificate. Because of differences in state laws, certain provisions of the Certificate may differ from state to state.
Claims of Creditors
To the extent permitted by law, neither the Certificate nor any payment thereunder will be subject to the claims of creditors or to any legal process. However, the amount of the death benefit that exceeds the Certificate’s Cash Value is paid from our general account and thus is subject to the claims paying ability of the Company.
Incontestability
In issuing this Certificate, we rely on all statements made by or for the Owner and/or the Insured in the application or in a supplemental application or application for reinstatement. Therefore, if an Owner makes any material misrepresentation of a fact in an application or any supplemental application, we may contest the Certificate’s validity or may resist a claim under the Certificate.
We cannot contest the Certificate after it has been in force during the lifetime of the Insured for two years after the Effective Date of the Certificate. An increase in Face Amount or the addition of a rider after the Effective Date of the Certificate is incontestable after such increase in Face Amount or rider has been in effect for two years during the lifetime of the Insured. The reinstatement of a Certificate is incontestable, except for nonpayment of premiums, after such reinstatement has been in effect for two years during the lifetime of the Insured.
Misstatement of Age
If the age of the Insured was stated incorrectly in the application, we will adjust the death benefit proceeds to the amount that would have been payable at the correct age based on the most recent deduction for cost of insurance.
Any payment or Certificate changes we make in good faith, relying on our records or evidence supplied with respect to such payment, will fully discharge our duty. We reserve the right to correct any errors in the Certificate.
Suicide Exclusion
If the Insured commits suicide, while sane or insane, within two years of the Effective Date of the Certificate (or within the maximum period permitted by the laws of the state in which the Certificate was delivered, if less than two years), the amount payable will be limited to premiums paid, less any partial withdrawals and outstanding Indebtedness. If the Insured, while sane or insane, dies by suicide within two years after the effective date of any increase in Face Amount, the death benefit for that increase will be limited to the amount of the monthly deductions for the increase.
Certain states may require suicide exclusion provisions that differ from those stated here.
Assignment
An Owner may assign rights under the Certificate while the Insured is alive by submitting a written request to our Administrative Office. The Owner retains an ownership rights under the Certificate that are not assigned.
SAI-3

We will be bound by an assignment of a Certificate only if:
•	it is in writing;
•	the original instrument or a certified copy is filed with us at our Administrative Office; and
•	we send an acknowledged copy to the Owner.
We are not responsible for determining the validity of any assignment.
Payment of Certificate proceeds is subject to the rights of any assignee of record. If a claim is based on an assignment, we may require proof of the interest of the claimant. A valid assignment will take precedence over any claim of a Beneficiary. An assignment may have tax consequences.
Cost of Insurance
Cost of Insurance Rates. The current cost of insurance rates will be based on the Attained Age of the Insured and the rate class of the Insured. The cost of insurance rates generally increase as the Insured’s Attained Age increases. An Insured’s rate class is generally based on factors that may affect the mortality risk we assume in connection with a particular Group Contract or employer-sponsored insurance program.
Any change in the actual cost of insurance rates, will apply to all persons of the same Attained Age and rate class whose Face Amounts have been in force for the same length of time. (For purposes of computing guideline premiums under Section 7702 of the Internal Revenue Code of 1986, as amended, the Company will use 100% of the 2001 CSO Table for Certificates issued prior to January 1, 2020 and the 2017 CSO Table for Certificates issued on and after January 1, 2020).
DISTRIBUTION OF THE CERTIFICATES
Information about the distribution of the Certificates is contained in the prospectus. (See “Distribution of the Group Policy and the Certificates.”) Additional information is provided below.
The Certificates are offered to the public on a continuous basis beginning May 1, 2009. We anticipate continuing to offer the Certificates, but reserve the right to discontinue the offering.
MetLife Investors Distribution Company (“MLIDC”), 200 Park Avenue, New York, NY 10166, is the principal underwriter and distributor of the Certificates. MLIDC, which is our affiliate is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Act of 1934, and is a member of the Financial Industry Regulatory Authority. MLIDC enters into selling agreements with other broker-dealers who sell the Certificates through their registered representatives (“selling firms”). No commissions are paid for the sale of the Certificates.
MORE INFORMATION ABOUT THE COMPANY
The Company
Metropolitan Life Insurance Company (“MetLife” or the “Company”) is a provider of insurance, annuities, employee benefits and asset management. We are also one of the largest institutional investors in the United States with a general account portfolio invested primarily in fixed income securities (corporate, structured products, municipals, and government and agency) and mortgage loans, as well as real estate, real estate joint ventures, other limited partnerships and equity securities, at December 31, 2019. The Company was incorporated under the laws of New York in 1868. The Company’s office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc. MetLife, Inc. is a holding company.
SAI-4

NON-PRINCIPAL RISKS OF INVESTING IN THE CERTIFICATE
Payment of Proceeds
We may withhold payment of surrender or loan proceeds if those proceeds are coming from a Certificate Owner’s check, or from a Premium transaction under our pre-authorized checking arrangement, which has not yet cleared. We may also delay payment while we consider whether to contest the Certificate. We pay interest on the death benefit proceeds from the date of receipt of documentation in good order to the date we pay them. Normally we promptly make payments of cash value, or of any loan value available, from cash value in the Fixed Account. However, we may delay those payments for up to six months. We pay interest in accordance with state insurance law requirements on delayed payments.
Potential Conflicts of Interest
In addition to the Separate Account, the portfolios may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Funds simultaneously. Although neither we nor the Funds currently foresee any such disadvantages, either to variable life insurance certificate owners or to variable annuity contract owners, each Fund’s Board of Directors (Trustees) will monitor events in order to identify any material conflicts between the interests of these variable life insurance certificate owners and variable annuity contract owners, and will determine what action, if any, it should take. This action could include the sale of Fund shares by one or more of the separate accounts, which could have adverse 6 consequences. Material conflicts could result from, for example: (i) changes in state insurance laws; (ii) changes in federal income tax laws; or (iii) differences in voting instructions between those given by variable life insurance certificate owners and those given by variable annuity contract owners.
If a Fund’s Board of Directors (Trustees) were to conclude that separate portfolios should be established for variable life insurance and variable annuity separate accounts, we will bear the attendant expenses, but variable life insurance certificate owners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined portfolio.
OTHER INFORMATION
Safekeeping of Separate Account Assets
Metropolitan Life Insurance Company, 200 Park Avenue, New York, NY 10166, is the custodian of the assets of the Separate Account. The custodian has custody of all cash of the Separate Account and handles the collection of proceeds of shares of the underlying Funds bought and sold by the Separate Account.
Records and Reports
We will maintain all records relating to the Separate Account. Once each Certificate Year, we will send you a report showing the following information as of the end of the report period:
•	the current Cash Value, amounts in each Division of the Separate Account (and in the Fixed Account), Loan Account value
•	the current Cash Surrender Value
•	the current death benefit
•	the current amount of any Indebtedness
•	any activity since the last report (E.G., premiums paid, partial withdrawals, charges and deductions)
•	any other information required by law
SAI-5

We also will make available periodic reports for the Funds and a list of portfolio securities held in each Fund. Reports will be available on line and we will send you a notice when a report is available. You may also request paper copies of these reports. Receipt of premiums paid directly by the Owner, transfers, partial withdrawals, Certificate Loans, loan repayments, changes in death benefit options, increases or decreases in Face Amount, surrenders and reinstatements will be confirmed promptly following each transaction.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The financial statements comprising each of the Divisions of Paragon Separate Account B included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.
The consolidated financial statements and related financial statement schedules of Metropolitan Life Insurance Company and subsidiaries included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such consolidated financial statements and financial statement schedules are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.
INDEPENDENT AUDITORS
The consolidated financial statements of Metropolitan Tower Life Insurance Company and subsidiaries, included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein (which report expresses an unmodified opinion and includes an emphasis-of-matter paragraph related to Metropolitan Tower Life Insurance Company and subsidiaries being a member of a controlled group). Such consolidated financial statements are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.
The principal business address of Deloitte & Touche LLP is 30 Rockefeller Plaza, New York, New York 10112-0015.
Financial Statements
The Company’s financial statements should be distinguished from the financial statements and financial highlights comprising each of the Divisions of the Separate Account, and should be considered only as bearing on the Company’s ability to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.
SAI-6

April 30, 2021
Group And Individual Flexible Premium Variable Life Insurance Policies (Multi Manager D)
Issued by Paragon Separate Account B
Metropolitan Life Insurance Company
Direct all correspondence and inquiries to the Administrative Office:
MetLife GVUL
Administrative Office:
Suite 600, 11330 Olive Boulevard, St. Louis, Mo 63141
Phone number: (800) 756-0124
PROSPECTUS
This Prospectus describes flexible premium variable life insurance policies (the “Contracts”) offered by Metropolitan Life Insurance Company (the “Company,” “Metropolitan Life,” “MetLife,” “we,” “our,” or “us”) which are designed for use in employer-sponsored insurance programs. When a Group Contract is issued, Certificates showing the rights of the Owners and/or Insureds will be issued under the Group Contract. Individual Policies will be issued when a Group Contract is not issued. In addition, we will amend a Certificate issued under a Group Contract so that it will continue in force as an Individual Policy in certain circumstances. The terms of the Certificate and the Individual Policy differ only with respect to provisions relating to the Group Contract that do not apply to the Individual Policy. Definitions of Group Contract, eligible participants, actively at work requirement, and the provisions regarding termination of the Group Contract do not appear in the Individual Policy. The Certificate and the Individual Policy are collectively referred to in this Prospectus as “Policy” or “Policies.”
This Prospectus also describes a guarantee provided by Metropolitan Tower Life Insurance Company (“Met Tower Life” or the “Guarantor”) of MetLife’s obligations under certain Policies originally issued by Paragon Life Insurance Company and assumed by MetLife as a result of the merger of Paragon Life Insurance Company with MetLife on May 1, 2006, with MetLife as the surviving company.
The Policy is a long-term investment designed to provide significant life insurance benefits for the Insured. This prospectus provides information that a prospective owner should know before investing in the Policy. An Owner (also “you”) should consider the Policy in conjunction with other insurance you own.
If you are a new investor in the Policy, you may cancel your Policy generally within 20 days (or such longer period as state law requires) of your receipt of the Policy or, if later, 45 days after you sign the application for coverage. You may return the Policy during this period for a refund. We will refund an amount equal to all premiums paid under the Policy. You should review this prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
You may allocate net premiums to the Divisions of Paragon Separate Account B (the “Separate Account”) (Divisions may be referred to as “Investment Divisions” in your Policy and marketing materials). Each Division invests solely in a Portfolio of a Fund listed in Appendix A below. For certain Policies, you may also allocate Net Premiums to the General Account.
Please note that the Policy and the Portfolios are not guaranteed to achieve their goals, are not federally insured, are not endorsed by nay bank or government agency, and are subject to risks, including the loss of the amount invested.
Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov
The Securities and Exchange Commission (“SEC”) has not approved or disapproved the Policy or determined that this Prospectus is adequate or complete. Any representation to the contrary is a criminal offense.
IMPORTANT INFORMATION
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a Portfolio’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from us. Instead, the shareholder reports will be made available on dfinview.com/metlife/tahd/MET000242, and you will be notified by mail each time a shareholder report is posted and provided with a website link to access the shareholder report.
If you already elected to receive your shareholder report electronically, you will not be affected by this change, and you need not take any action. You may elect to receive shareholder reports and other communications electronically, including Portfolio prospectuses and other information we send you by calling us at (800)756-0124.
If you wish to continue to receive shareholder reports in paper on and after January 1, 2021, we will continue to send you all future reports in paper, free of charge. Please call (800) 756-0124 if you wish to continue receiving paper copies of the Portfolios’ shareholder reports. Your election to receive shareholder reports in paper will apply to all Portfolios available under your Policy.

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KEY INFORMATION
Important Information You Should Consider About the Policy
	FEES AND EXPENSES			LOCATION IN PROSPECTUS
Charges for Early Withdrawals	None			—
Transaction Charges	You may be subject to transaction charges that may apply if you surrender your Policy or make a partial withdrawal. You also may be charged for other transactions, such as when you make a premium payment, transfer cash value between investment options or exercise your Accelerated Death Benefit Option.			“Charges and Deductions — Transaction Charges”
Ongoing Fees and Expenses (annual charges)	In addition to charges described above, an investment in the Policy is subject to certain ongoing fees and expenses, including a mortality and expense risk charge, a monthly deduction covering the cost of insurance under the Policy, monthly administrative charge and optional benefits added by rider, and such fees and expenses are set based on characteristics of the insured (e.g., the age and rate class of the covered person) as well as the Group characteristics. Please refer to the specifications page of your Policy for applicable rates.
	You will also bear expenses associated with the Portfolios available under your Policy, as shown in the following table:			Charges and Deductions — Monthly Deduction” “Charges and Deductions — Mortality and Expense Risk Charge” “Charges and Deductions — Portfolio Charges and Expenses”
	ANNUAL FEE	MIN.	MAX.
	Investment options (Portfolio fees and charges)	0.10%	1.16%
	RISKS			LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in this Policy.
Not a Short-Term Investment	The Policies are designed to provide insurance protection. They should not be used as a short-term investment or if you need ready access to cash, because you will be charged when you make premium payments and you will also pay a transaction fee on partial withdrawals.			“Principal Risks”
Risks Associated with Investment Options	An investment in this Policy is subject to the risk of poor investment performance and can vary depending on the performance of the Portfolios available under the Policy. Each investment option (including any general account investment option) has its own unique risks. You should review the investment options before making an investment decision.			“Principal Risks”
Insurance Company Risks	Investments in the Policy are subject to the risks related to Metropolitan Life including any obligations (including under any general account investment options), guarantees, and benefits of the Policy are subject to the claims paying ability of Metropolitan Life. If Metropolitan Life experiences financial distress, it may not be able to meet its obligations to you. More information about Metropolitan Life, including its financial strength ratings, is available upon request by calling call 1-800-756-0124 or visiting: https://www.metlife.com/about-us/corporate-profile/ratings/.			“Principal Risks”
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	RISKS	LOCATION IN PROSPECTUS
Contract Lapse	Your Policy may lapse if you have paid an insufficient amount of premiums or if the investment experience of the Portfolios is poor and the cash surrender value under your Policy is insufficient to cover the monthly deduction. Lapse of a Policy on which there is an outstanding loan may have adverse tax consequences. If the Policy lapses, no death benefit will be paid. A Policy may be reinstated if the conditions for reinstatement are met including the payment of required premiums.	“Principal Risks”
	RESTRICTIONS	LOCATION IN PROSPECTUS
Investments	At the present time, no charge is assessed against the cash value of a Policy when amounts are transferred among the Divisions of the Separate Account and between the Divisions and the General Account, but we reserve the right to impose a charge of $25 to cover administrative costs incurred in processing any transfer in excess of 12 in a Policy year. Policy owners may transfer cash value between and among the investment divisions and the General Account. Restrictions may apply to frequent transfers.
	Metropolitan Life reserves the right to remove or substitute portfolio companies as investment options that are available under the Policy.	“Features of the Policy — Transfers”
Optional Benefits	Rider availability is subject to your employer making the rider available. Depending upon your Employer’s requirements, certain Policy riders may only be able to be added to in force Policies during the Employer’s annual enrollment. With respect to the dependent life benefit riders (spouse coverage or child coverage), the Policy owner must be in active status as an employee of the Employer in order to add these riders.	“Features of the Policy — Additional Benefits and Riders”
	TAXES	LOCATION IN PROSPECTUS
Tax Implications	Consult with a tax professional to determine the tax implications of an investment in and payments received under this Policy.
Withdrawals will be subject to ordinary income tax, and may be subject to tax penalties.
	Lapse of a Policy on which there is an outstanding loan may have adverse tax consequences	“Federal Tax Matters”
	CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
Investment Professional Compensation	Your investment professional may receive compensation relating to your ownership of a Policy, This conflict of interest may influence your investment professional when advising you on your Policy. These investment professionals may have a financial incentive to offer or recommend the Certificate over another investment.	“Distribution of the Group Policy and the Policies”
Exchanges	Some investment professionals may have a financial incentive to offer you a new Policy in place of your current Policy. You should only exchange your Policy if you determine, aPolicyfter comparing the features, fees, and risks of both policies, that it is better for you to purchase the new Policy rather than continue to own your existing Policy.	“Distribution of the Group Policy and the Policies”
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OVERVIEW OF THE POLICY
Purpose of the Policy
The Policy is designed for use in employer-sponsored life insurance programs to provide employees who elect coverage tax deferred accumulation of assets through an investment portfolio and a death and/or other benefits. The Policy may be appropriate for an investor who has a longer time horizon, is not purchasing the Policy for short-term liquidity needs and desires life insurance coverage.
Premium Payments
Where provided by an Employer, the minimum initial premium and the planned premium will be remitted to us by the Employer on your behalf pursuant to a premium payment schedule (the “Payroll Deduction Plan”). You must authorize the amount of the premiums remitted by the Employer. If the Employer does not provide a Payroll Deduction Plan, you must pay the minimum premium and the planned premium directly to us. In addition to planned premiums, you may send unscheduled premium payments directly to us at any time and in any amount, subject to the minimum and maximum premium limitations. No insurance will take effect until the minimum initial premium set forth in the specifications pages of the Policy is paid, and the health and other conditions, including eligibility of the insured described in the application for insurance, must not have changed. The Contractholder or employer will pay the initial premium on your behalf. The initial premium for a Policy must at least equal one-twelfth (1/12th) of the planned annual premium for the Policy set forth in the specifications pages. Every premium payment (other than a planned premium) paid must be at least $20. We will not accept any premium payment that would cause your total premiums to exceed current maximum premium limitations that qualify the Policy as life insurance according to federal tax laws. The planned premium is an amount that you arrange to pay for the Policy that is based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Policy. You are not required to pay premiums equal to the planned premium. Premium payments made directly to us should be sent to our Administrative Office. The payment of a given premium will not necessarily guarantee that your Policy will remain in force. Rather, this depends on the Policy’s cash surrender value. Insufficient premiums may result in lapse of the Policy. Premiums may be allocated among the investment options including the General Account. Additional information about each Portfolio including its investment objective, advisers and any sub-advisers as well as current expenses and certain performance information is included in Appendix A.
Features of the Policy
The Policy has a number of features designed to provide lifetime insurance coverage as well as maximum flexibility is connection with premium payments and death benefits, including flexibility to change the type and amount of the death benefit; flexibility in paying premiums; loan privileges; surrender privileges; and optional insurance benefits.
Standard Death Benefit
We pay death benefit proceeds to the Beneficiary once we have received satisfactory proof of the Insured’s death, or to you, before the Insured’s death and under circumstances described in available riders. The death benefit proceeds equal the death benefit PLUS any additional benefit provided by rider and MINUS any outstanding Indebtedness and any unpaid monthly deductions and any benefits paid under the Accelerated Benefits Rider as of the end of the Valuation Period that includes the date of the Insured’s death.
You may choose between two standard death benefit options available under the Policy. After the first Policy Anniversary, you may change the death benefit option while the Policy is in force. Changing the death benefit
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option may have tax consequences. We calculate the amount payable under each death benefit option as of the end of the Valuation Period that includes the Insured’s date of death.
•	Death Benefit Option A is a “Level Type” death benefit equal to the Face Amount of the Policy, or, if greater, a percentage of Cash Value based on federal tax law requirements.
•	Death Benefit Option B is an “Increasing Type” death benefit equal to the Face Amount of the Policy plus the Cash Value or, if greater, a percentage of Cash Value based on federal tax law requirements. This option is the only option presented for purchase for certain Group Contracts and employer-sponsored programs.
So long as a Policy remains in force, the death benefit under either option will be at least equal to the current Face Amount. The death benefit will never be less than the minimum amount required for the Policy to be treated as life insurance under U.S. Federal income tax rules, as in effect on the date the Policy was issued.
Surrenders. At any time that a Policy is in effect, you may elect to surrender the Policy and receive its Cash Surrender Value. A surrender may have tax consequences.
Partial Withdrawals. After the first Policy Year, you may request to withdraw part of the Cash Surrender Value once each Policy Month. Partial withdrawals may have federal income tax consequences and may increase the risk that your Policy will lapse (terminate without value).
Transfers. Subject to certain restrictions, you may transfer Cash Value among the Divisions of the Separate Account or the General Account, if available. (An Owner has additional transfer rights under the Policy, including, but not limited to, the conversion privilege by which, within the first 2 years of the Issue Date of the Policy, an Owner may, upon written request, convert a Policy still in force to a fixed benefit life insurance policy.) There are restrictions on transfers involving the General Account. We may restrict transfers in the future or even revoke the transfer privilege for certain Policy Owners. For additional information on the restrictions we may impose on transfers and the costs and risks to you that can result from disruptive trading activities, see “Transfers.”
Loans. After the first Policy Anniversary, you may borrow against the Cash Value of the Policy. We transfer a portion of the Cash Value equal to the amount of the loan, and an amount equal to the present value of the loan interest due, from each Division of the Separate Account or the General Account to the Loan Account as collateral for the loan. The maximum amount you may borrow is an amount equal to 85% of the Cash Value on the date the loan is requested less any outstanding Indebtedness. We charge interest on the amount of the Policy Loan at an annual rate of 8%. We will credit interest on amounts in the Loan Account at an annual rate of at least 5%. Loans may have tax consequences.
Ownership Rights. While the Insured is living, the Owner of the Policy may exercise all of the rights and options described in the Policy. These rights include selecting and changing the Beneficiary, making transfers, and changing premium allocations.
Guaranteed Issue. Acceptance of an application for a Policy is subject to our underwriting rules. We generally will issue the Policy and any spouse or children’s insurance rider applied for by an Employee pursuant to our guaranteed issue underwriting procedure. Under this procedure, the Employee purchasing a Policy for the first time must answer qualifying questions in the application for Individual Insurance, but is not required to submit to a medical or paramedical examination. (Under each of the underwriting methods used for the Policies — guaranteed issue and simplified issue — healthy individuals will pay higher cost of insurance rates than they would under substantially similar policies using different underwriting methods.) The Face Amount for which an Employee may apply under the guaranteed issue procedure is subject to certain maximums.
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Additional Benefits And Riders. We offer several optional insurance benefits and riders that provide supplemental benefits under the Policy. These are the Waiver of Monthly Deductions Rider, Children’s Life Insurance Rider, Spouse’s Life Insurance Rider and the Accelerated Death Benefit Settlement Option Rider. We generally deduct any monthly charges for these options and riders from the Cash Value as part of the monthly deduction. These riders may not be available in all states and some Group Contracts or employer-sponsored insurance programs may not offer certain riders. Please contact us at our Administrative Office for further details.
FEE TABLES
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Policy. We may charge fees and use rates that are lower than the maximum guaranteed charges reflected in the tables. The Contractholder (employer) chooses which charges, Group A, Group B or Group C, will apply to the Policies issued to the Employees of the employer. (See “Issuing the Policy — Selection of Charge Structure (Group A, Group B and Group C)”). Please refer to your Policy specification page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender or make withdrawals from the Policy, or transfer cash between investment options.
Transaction Charges
Charge	When Charge Deducted	Maximum Amount Deducted
Maximum Premium Expense Charge (load)
• For Policies issued under Group Contracts	Upon Receipt of Premium Payment	No Charge
• For Policies treated as individual contracts under Omnibus Budget Reconciliation Act of 1990		1.00% of each premium payment
Premium Tax Charge	Upon Receipt of Premium Payment	Group A	Group B	Group C
		2.25%	2.25%	No explicit charge(1)
Partial Withdrawal Charge	Upon each partial withdrawal from the Certificate	$25 (2)
Transfer Charge	Upon transfer in excess of 12 in a Certificate Year	$25 per transfer(3)
Accelerated Benefits Rider Administrative Charge	At the time an accelerated death benefit is paid	$100 (3)
(1)	For Policies issued under a Group C charge structure, the premium expense charge and the premium tax charge are not assessed as explicit charges; instead, they are included in the insurance rates resulting in a higher cost of insurance charge for these Certificates. (See “Selection of Charge Structure (Group A, Group B and Group C)”.
(2)	The partial withdrawal charge is equal to the lesser of $25 or 2% of the amount of the withdrawal.
(3)	We do not currently impose this charge.
The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate not including Portfolio fees and expenses.
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Periodic Charges Other Than Annual Portfolio Expenses
Charge	When Charge Deducted	Maximum Amount Deducted
Base Contract Charge:
Cost of Insurance(3):		Group Contracts issued before 1/1/09(1)	Group Contracts issued on and after 1/1/09(2)
• Minimum and Maximum Charge	Monthly	$0.16 to $31.31 per $1,000 of net amount at risk	$0.15 to $83.33 per $1,000 of net amount at risk
• Charge for a Representative Insured(4)		$0.45 per $1,000 net amount at risk	$0.92 per $1,000 net amount at risk
Administrative Charge(5)	Monthly	Group A	Group B	Group C
		$6.00	No explicit charge (4)	No explicit charge (4)
Mortality and Expense Risk Charge(6)	Daily	0.90% (annually) of the net assets of each Division of the Separate Account
Loan Interest Spread(7)	Each Policy Anniversary	3.0%
Optional Benefit Charges:
Waiver of Monthly Deductions During Total Disability Rider(8)		Group Contracts Issued Before 1/1/04(9)	Group Contracts Issued 1/1/04-12/31/08(10)	Group Contracts Issued On Or After 1/1/09(11)
• Minimum and Maximum Charge(9)	Monthly	$0.01 to $.21 per $1.00 of waived premium	$0.02 to $3.76 per $1,000 of net amount at risk	$0.02 to $0.31 per $1,000 of net amount at risk
• Charge for a Representative Insured(4)		$0.07 per $1.00 of waived premium	$0.06 per $1,000 of net amount at risk	$0.10 per $1,000 of net amount at risk
Children’s Life Insurance Rider	Monthly	$0.41 per $1,000 of coverage
Spouse’s Life Insurance Rider (8)
• Minimum and Maximum Charge	Monthly	$0.15 to $31.31 per $1,000 of coverage
• Charge for a Representative Insured(10)		$0.45 per $1,000 of coverage
(1)	Also applies to Individual Policies issued under an employer-sponsored insurance program established before 1/1/09.
(2)	Also applies to Individual Policies issued under an employer-sponsored insurance program established on or after 1/1/09.
(3)	Cost of insurance rates vary based on the Insured’s Attained Age and rate class. The cost of insurance charge will also vary depending on which charge structure the Contractholder has chosen for the Policies. The cost of insurance charge is greater for participants in a Group Contract that uses a Group B or Group C charge structure than those in a Group Contract that uses a Group A charge structure. (See “Issuing the Policy — Selection of Charge Structure, Group A, Group B and Group C.”) The cost of insurance charges shown in the table may not be typical of the charges you will pay. More detailed information concerning your cost of insurance charges is available on request from our Administrative Office.
(4)	A representative Insured is a person with an attained age of 45, actively at work.
(5)	The maximum administrative charge we can apply to any Policy can vary but will not exceed the amounts in the table. Please refer to your Policy Schedule Page for the administrative charge that applies to your Policy.
(6)	The Mortality and Expense Risk Charge is currently 0.75% (annually) of the net assets of each Division of the Separate Account.
(7)	The maximum amount of interest we charge is 8% and the minimum amount of interest we credit is 5% for a maximum loan interest spread of 3%.
(8)	Optional rider charges (except for the Accelerated Death Benefit Settlement Option Rider) are added to the monthly deduction and, except for the Children’s Life Insurance Rider and (if available) the Spouse’s Life Insurance Rider (which varies by the age of the spouse), generally will vary based on the individual characteristics of the insured. Charges based on actual age will likely increase as the insured ages. The optional rider charges shown in the table may not be typical of
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the charges you will pay. Your Policy will indicate the rider charges applicable to your Policy, and more detailed information concerning these rider charges is available on request from our Administrative Office.
(9)	The maximum charge for this rider does not increase the maximum charge outlined under the maximum charge of the Cost of Insurance Charge.
(10)	A representative insured spouse is a person with an attained age of 45.
Annual Portfolio Operating Expenses
The next table shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Policy. A complete list of the Portfolios available under the Policy, including their annual expenses, may be found in Appendix A at the back of this document.
	Minimum	Maximum
Total Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.10%	1.16%
PRINCIPAL RISKS
Investment Risk
If you invest your Cash Value in one or more Divisions of the Separate Account, then you will be subject to the risk that the investment performance of the Divisions will be unfavorable and that the Cash Value will decrease. An investment in this Policy is subject to the risk of poor investment performance and can vary depending on the performance of the Portfolios available under the Policy. Each investment option (including any General Account option) has its own unique risks. You should review the investment options before making an investment decision. A comprehensive discussion of the risks of each of the Portfolios may be found in each Portfolio’s prospectus. Please refer to the prospectuses for the Portfolios for more information. There is no assurance that any of the Portfolios will achieve its stated investment objective. In addition, we deduct Policy fees and charges from your Cash Value, which can significantly reduce your Cash Value. During times of poor investment performance, this deduction will have an even greater impact on your Cash Value. You COULD lose everything you invest and your Policy could lapse without value, unless you pay additional premium.
If you allocate premiums to the General Account, then we credit your Cash Value (in the General Account) with a declared rate of interest. You assume the risk that the interest rate on the General Account may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4% (3% if the General Account is first made available under the Policy on or after May 1, 2011).
Risk of an Increase in Current Fees and Expenses
Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.
Policy Lapse
If your Cash Surrender Value is not enough to pay the monthly deduction and other charges, your Policy may enter a 62-day grace period. A shorter grace period applies to the Contractholder (the employer) of the Group Contract. We will notify you that the Policy will lapse (terminate without value) unless you make sufficient payment during the grace period. Your Policy also may lapse if your Indebtedness exceeds your Cash Value on any Monthly
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Anniversary. If either of these situations occurs, your Policy will be in default and you must pay a specified amount of new premium to prevent your Policy from lapsing. Subject to certain conditions and our underwriting rules, you may reinstate a lapsed Policy within five years after the date of lapse and before the Maturity Date. In certain situations your Policy may also terminate if your employer ends its participation in the Group Policy.
Limitations on Access to Cash Value
We limit partial withdrawals of cash value from the Policies. You may not take a partial withdrawal in the first Policy year. Thereafter, you may make up to one partial withdrawal each Policy Month. The minimum amount of a partial withdrawal, net of any transaction charges, is currently $200. The minimum amount that can be withdrawn from any one Division is the lesser of $50 or the Policy’s Cash Value in that Division. The maximum amount that can be withdrawn, including the partial withdrawal transaction charge, is the Loan Value.
Limitations on Transfers
We do not currently charge for transfers, but we reserve the right to charge up to $25 per transfer to cover administrative costs incurred in processing any transfer in excess of 12 in a Policy year, except for transfers under the Automated Investment Strategies. We have adopted procedures to limit excessive transfer activity. In addition, each Portfolio may restrict or refuse certain transfers among, or purchases of shares in their Portfolios as a result of certain market timing activities. You should read each Portfolio’s prospectus for more details. The minimum amount that you must transfer is currently $250, or, if less, the Policy’s Cash Value in a Division.
Tax Treatment
To qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code (the “Code”). Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable upon death of the Insured will never be less than the minimum amount required for a Policy to be treated as life insurance under Section 7702 of the Code, as in effect on the date the Policy was issued.
Depending on the total amount of premiums you pay, the Policy may be treated as a “modified endowment contract” (“MEC”) under Federal tax laws. If a Policy is treated as a MEC, then surrenders, partial withdrawals and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial withdrawals, and loans taken before you reach age 59 1⁄2.
Under current federal income tax law, the taxable portion of distributions from variable life contracts is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends.
You should consult a qualified tax adviser for assistance in all Policy-related tax matters.
Surrender And Partial Withdrawals (Short-Term Investment Risk)
We designed the Policy to meet long-term financial goals. To best realize the benefits available through the Policy — including the benefit of tax deferred build-up of Cash Value, you should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if
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you intend to surrender all or part of the Policy in the near future. The policy is not suitable as a short-term savings vehicle. A surrender, in whole or in part, may have tax consequences and may increase the risk that your Policy will lapse.
We assess a partial withdrawal transaction charge equal to the lesser of $25 or 2% of the amount withdrawn. A partial withdrawal may reduce the Face Amount as well as the death benefit. In certain circumstances, the reduction of the death benefit resulting from a partial withdrawal also may affect the cost of insurance charge and the amount of insurance protection afforded under a Policy. Partial withdrawals may have tax consequences and may increase the risk that your Policy will lapse.
Loans
A Policy Loan, whether or not repaid, will affect Cash Value over time because we subtract the amount of the Policy Loan from the Divisions of the Separate Account or the General Account and hold that amount in the Loan Account. This loan collateral does not participate in the investment performance of the Divisions of the Separate Account.
We reduce the amount we pay on the Insured’s death, surrender, or the maturity of the Policy, by the amount of any Indebtedness. Your Policy may lapse (terminate without value) if the Indebtedness exceeds the Cash Value on any Monthly Anniversary.
A Policy Loan may have tax consequences. If you surrender the Policy or allow the Policy to lapse or if the Policy terminates while a Policy Loan is outstanding, the amount of the outstanding Indebtedness, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly.
Other Matters
The novel coronavirus COVID-19 pandemic is causing illnesses and deaths. This pandemic, other pandemics, and their related major public health issues are having a major impact on the global economy and financial markets. Governmental and non-governmental organizations may not effectively combat the spread and severity of such a pandemic, increasing its harm to the Company. Any of these events could materially adversely affect the Company’s operations, business, financial results, or financial condition.
Cybersecurity
Cybersecurity breaches can be intentional or unintentional events, and can occur through unauthorized access to computer systems, networks or devices; infection from computer viruses or other malicious software code; or attacks that shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality. Cybersecurity breaches can interfere with our processing of transactions, including the processing of transfer orders from our website or with the Portfolios; impact our ability to calculate cash values; cause the release and possible destruction of confidential Policy Owner or business information; or impede order processing or cause other operational issues. Although we continually make efforts to identify and reduce our exposure to cybersecurity risk, there is no guarantee that we will be able to successfully manage this risk at all times.
Insurance Company Risks
Policies are subject to the risks related to Metropolitan Life, including any obligations, guarantees, and benefits of the Policy are subject to the claims paying ability of Metropolitan Life. If Metropolitan Life experiences financial distress, it may not be able to meet its obligations to you. More information about Metropolitan Life, including its financial strength ratings, is available upon request by calling (800)756-0124.
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ISSUING THE POLICY
General Information
The Policies described in this Prospectus are designed for use in employer-sponsored insurance programs and are issued; either as policies in the form of Certificates pursuant to Group Contracts entered into between the Company and Contractholders or as Individual Policies issued in connection with employer-sponsored insurance programs where Group Contracts are not issued.
The Contractholder (employer) owns the Group Contract, but does not have any ownership interest in the Policies issued under the Group Contract. Rights and benefits under the Policies inure to the benefit of the Owners (generally, Employees), Insureds and Beneficiaries as set forth herein.
Generally, a Policy is available for Insureds between Issue Ages 17-70 who supply satisfactory evidence of insurability. We may issue Policies to individuals falling outside that range of Issue Ages, or decline to issue Policies to individuals within that range of Issue Ages. The Insured under a Policy is usually an employee of the Contractholder or sponsoring employer or the employee’s spouse.
Currently, the minimum initial Face Amount is generally $25,000. The maximum Face Amount varies by Plan. We reserve the right to modify at any time our minimum Face Amount on new contracts. The Owner may change the Face Amount (subject to the minimum and maximum amounts applicable to his or her Policy) and the death benefit option, but in certain cases evidence of insurability may be required. (See “Policy Benefits — Death Benefit.”)
On behalf of Owners, the Contractholder will make planned premium payments under the Group Contract equal to an amount authorized by employees to be deducted from their wages. In addition, Owners may pay additional premiums. A similar procedure will apply when an Individual Policy is issued in connection with an employer-sponsored program.
For some Group Contracts or employer-sponsored insurance programs, if there is sufficient Cash Surrender Value, the individual insurance provided by the Certificate will continue should the Group Contract or employer-sponsored insurance program cease or the employee’s employment end. For other Group Contracts, continuation of coverage depends on whether there is a succeeding plan of insurance. (See “Conversion Right upon Termination of the Group Contract or Change in Insured’s Eligibility.”)
Selection of Charge Structure (Group A, Group B and Group C)
Three different charge structures are available for the administrative convenience of the Contractholder (employer), who chooses which charge structure will apply to the Policies issued to the Contractholder’s Employees. Group B and Group C may not be available to employer-sponsored programs that qualify as plans under ERISA. Please refer to the specifications page of your Policy to see which charge structure applies to your Policy.
The difference among the three groups is whether we will assess a premium tax charge or an administrative charge as an explicit charge or increase our insurance rates to include it in the cost of insurance charge. For Policies in Group A, we assess each of these charges as explicit charges. For Policies in Group B, we do not assess an explicit administrative charge; instead, we include the administrative charge in our insurance rates resulting in a higher cost of insurance charge for these Policies than for the Policies in Group A. For Policies in Group C, we do not
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assess an explicit administrative charge nor an explicit premium tax charge. We include both of these charges in our insurance rates resulting in a higher cost of insurance charge for these Policies than for the Policies in Group A or Group B.
It is our intention that the total amount of the charges under either the Group A, Group B or Group C charge structure be the same for Employees in the aggregate under a Group Contract. However, in order to include a premium tax charge and an administrative charge in our insurance rates, we must make certain assumptions to calculate the amount by which the insurance rates must increase to cover these expenses. In order to convert a charge based on premiums into an increase in our insurance rates, we must assume the aggregate amount of premium that we expect to receive. To convert a per Policy administrative charge into an increase in our insurance rates, we must assume an average Policy Face Amount. If the actual aggregate premiums paid or the actual average Policy Face Amount differs from our assumptions, then the total charges under Group B or Group C will differ from the total charges under Group A. Since our assumptions are conservative, the total charges under Group B and Group C are likely to be higher than in Group A.
The total amount of charges may also be higher or lower for any particular Employee depending on which charge structure the employer chooses. When we increase our insurance rates to cover a premium tax charge and an administrative charge, the increase is based on an assumed aggregate amount of premiums paid (for premium taxes) and on an assumed average Policy Face Amount (for administrative expenses) and the increase is spread across all Employees. Therefore, for Employees who do not make additional premium payments, total charges will be higher than they would have been had a premium tax charge been assessed as an explicit charge. Similarly, for Employees whose Face Amount is larger than the assumed Face Amount, total charges will be higher than they would have been had an administrative charge been assessed as an explicit charge.
Procedural Information
We generally will issue a Group Contract to employers whose Employees and/or their spouses meet the eligibility requirements for Owners (and/or Insureds) under the Group Contract. The class(es) of Employees covered by a particular Group Contract is/are set forth in that Group Contract’s specifications pages.
We will issue the Group Contract upon receipt and acceptance at our Administrative Office of an application for group insurance signed by an appropriate officer of the employer. (See “General Provisions of the Group Contract — Issuance.”) Individuals (i.e., eligible Employees and/or their spouses) wishing to purchase a Policy, whether under a Group Contract or an employer-sponsored insurance program, must complete the appropriate application for individual insurance and submit it to our authorized representative or us at our Administrative Office. We will issue to each Contractholder either a Certificate or an Individual Policy to give to each Owner.
We will issue Individual Policies, rather than Certificates if state law restrictions make issuance of a Group Contract impracticable.
We will amend a Certificate issued under a Group Contract automatically so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges:
•	to persons who wish to continue coverage after a Group Contract has terminated;
•	to persons who wish to continue coverage after they no longer are employed by the Group Contractholder.
Acceptance of an application is always subject to our underwriting rules, and we reserve the right to reject an application for any reason permitted by law.
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Employee Eligibility. To be eligible to purchase a Policy, an Employee must be actively at work at the time he or she submits the application for Individual Insurance. In addition, the Contractholder may determine specific classes to which the Employee must belong to be eligible to purchase a Policy. “Actively at work” means that the Employee must work for the Contractholder or sponsoring employer at the Employee’s usual place of work (or such other places as required by the Contractholder or sponsoring employer) for the full number of hours and the full rate of pay set by the employment practices of the employer. Ordinarily the time worked per week must be at least 30 hours. We reserve the right to waive or modify the “actively at work” requirement.
The Contractholder also may require that an individual be its Employee as of a certain date or for a certain period of time. We will set forth this date or time period in the Group Contract specifications pages. Employees of any Associated Companies of the Contractholder will be considered Employees of the Contractholder. If the employer is a partnership, a partner may be an eligible Employee.
Guaranteed Issue. We generally will issue the Policy and any spouse and children’s insurance Rider applied for by the Employee pursuant to our guaranteed issue underwriting procedure. We offer the guaranteed issue procedure only when an Employee is first given the opportunity to purchase a Policy. Under this procedure, the Employee is only required to answer qualifying questions in the application for Individual Insurance; the Employee is not required to submit to a medical or paramedical examination. The maximum Face Amount that an Employee can generally apply for under the guaranteed issue procedure (“Guaranteed Issue Amount”) varies by Group Contract or employer-sponsored insurance program.
Simplified Underwriting. We will follow simplified underwriting procedures rather than guaranteed issue procedures if:
•	the Face Amount exceeds the Guaranteed Issue Amount described above;
•	the Policy has previously been offered to the Employee;
•	the requirements for guaranteed issue set forth in the application for Individual Insurance are not met; or
•	the Policy is offered through programs for which guaranteed issue underwriting is not available.
In addition, we will follow simplified underwriting procedures in connection with the issuance of a spouse and children’s insurance rider, if the Employee is not eligible for guaranteed issue underwriting, or (even if the Employee is eligible for guaranteed issue underwriting) if the spouse or child does not satisfy the guaranteed issue underwriting requirements set forth in the application for Individual Insurance.
Under simplified underwriting procedures, the Employee must respond satisfactorily to certain health questions in the application. A paramedical exam may be required. We will then determine whether a Policy can be issued. (The underwriting method followed will affect cost of insurance rates. See “Charges and Deductions — Cost of Insurance Rates.”)
Employee’s Spouse. Before issuing a Policy to an Employee’s spouse, we must receive an appropriate application for Individual Insurance. We will subject the spouse to the simplified underwriting procedure described above; guaranteed issue underwriting is available in certain instances. In addition, a Spouse’s Life Insurance Rider providing term insurance on the life of the spouse may be available under the Policy. To be eligible for insurance under this rider, the spouse must provide evidence of insurability at the time the employee signs the application for a Policy.
Issue Date. The Issue Date is used to determine Policy Anniversaries, Policy Years, and Policy Months. The effective date for all coverage provided in the original application for Individual Insurance will not take effect until:
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•	the appropriate application for Individual Insurance is signed;
•	the initial premium has been paid prior to the Insured’s death;
•	the Insured is eligible for the Policy; and
•	the information in the application is determined to be acceptable to the Company.
Right to Examine Policy (Free Look Right)
Initial Free Look Period. The free look period begins when you receive your Policy. The free look period generally ends within 20 days (or such longer period as state law requires) of your receiving the Policy or, if later, 45 days after you sign the application for coverage. During the free look period, any premiums that we have received will be allocated to the Divisions of the Separate Account and/or, if applicable, the General Account, in accordance with your instructions. You may return the Policy during this period for a refund. We will refund an amount equal to all premiums paid under the Policy.
To cancel the Policy, you should mail or deliver the Policy directly to us at our Administrative Office. A refund of premiums paid by check may be delayed until the check has cleared the Owner’s bank. (See “General Matters Relating to the Policy — Postponement of Payments.”)
Free Look for Increase In Face Amount. Similarly, you may cancel an increase in Face Amount within 20 days from the date you received the new Policy specifications pages for the increase.
If you cancel the Face Amount increase, you may request that we refund the amount of the additional charges deducted in connection with the increase. If no request is made, we will increase the Policy’s Cash Value by the amount of these additional charges. We will allocate this amount among the Divisions and/or, if applicable, the General Account, in the same manner as it was deducted.
Ownership Rights
The Policy belongs to the person named in the application, unless later changed. The Owner is usually the same as the Insured unless the application specifies a different person as the Owner or the Owner is changed thereafter. If the Owner is not the Insured and dies before the Insured, the Owner’s interest will go to his or her estate unless otherwise provided. Before the Maturity Date, Owners may exercise their rights and privileges under the Policies, subject to the right of any assignee of record and any irrevocably designated beneficiary. The principal rights of the Owner include selecting and changing the beneficiary, changing the Owner, and assigning the Policy. Changing the Owner or assigning the Policy may have tax consequences. After the Maturity Date, the Owner cannot change the payee or the mode of payment of death benefit proceeds, unless otherwise provided in the Policy.
We reserve the right to limit or modify the manner in which an Owner may exercise the rights and privileges under the Policy. For example, we reserve the right to limit the number of Policy changes to one per Policy Year and to restrict such changes in the first Policy Year. Currently, no change may be made during the first Policy Year. For this purpose, changes include increases or decreases in Face Amount and changes in the death benefit option. No change will be permitted that would result in the death benefit under a Policy being included in gross income for failure to meet the requirements of Section 7702 of the Code or any applicable successor provision.
We will send all reports and other notices described herein or in the Policy directly to the Owner.
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Modifying The Policy
Any modification or waiver of our rights or requirements under the Policy must be in writing and signed by our president or a vice president. No agent may bind us by making any promise not contained in the Policy.
Upon notice to you, we may modify the Policy:
•	to conform the Policy, our operations, or the Separate Account’s operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, or our Company, or the Separate Account is subject;
•	to assure continued qualification of the Policy as a life insurance contract under the federal tax laws; or
•	to reflect a change in the Separate Account’s operation.
If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that governs the Policy, we reserve the right to amend the provision to conform to these laws.
PREMIUMS
Minimum Initial Premium
No insurance will take effect until the minimum initial premium is paid, and the health and other conditions, including eligibility of the insured described in the application for insurance, must not have changed. The Contractholder or employer will pay the initial premium on your behalf. The initial premium for a Policy must at least equal one-twelfth (1/12th) of the planned annual premium for the Policy set forth in the specifications pages. The planned annual premium is an amount that you arrange to pay for the Policy that is based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Policy. (See “Premium Flexibility” below.) You are not required to pay premiums equal to the planned annual premium.
We will apply the initial premium to a Policy on the Investment Start Date. We will apply subsequent premiums as of the Valuation Date we receive the premiums. (See “Allocation of Net Premiums and Cash Value.”) Premiums will be “received” on a Valuation Date when we receive at our Administrative Office, before the New York Stock Exchange closes for regular trading (usually 4:00 p.m. Eastern time), the premium as well as the supporting documentation necessary for us to determine the amount of premium per Policy. Notwithstanding the foregoing, premiums that the Contractholder remits to cover the next monthly charges due are allocated to, and deducted from, a Policy’s Cash Value on the Monthly Anniversary and therefore do not participate in the investment experience of the Separate Account.
If mandated by applicable law, the Company may be required to reject a premium payment until instructions are received from appropriate regulators. We also may be required to provide additional information about you and your account to government regulators.
Premium Flexibility
After the initial premium, and subject to the limitations described below, premiums may be paid in any amount and at any interval. Under Group Contracts and Individual Policies issued in connection with employer-sponsored insurance programs, the planned annual premium usually will be paid by the Contractholder or sponsoring employer on behalf of the Owner pursuant to a planned premium payment schedule. A planned premium payment schedule provides for premium payments in a level amount at fixed intervals (usually monthly) agreed to by the
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Contractholder or sponsoring employer and us. The Owner must authorize the amount of the premiums paid by the Contractholder or sponsoring employer. Please note that if the Contractholder or sponsoring employer does not remit premiums on a timely basis in accordance with the planned premium payment schedule, you may not participate in investment experience under the Policy until the premium has been received and credited to the Policy in accordance with our established administrative procedures. You may skip planned premium payments. Making planned premium payments does not guarantee that the Policy will remain in force. The Policy will not necessarily lapse if you fail to make planned premium payments. (See “Policy Lapse and Reinstatement.”). Rather, this depends on the Policy’s cash surrender value. If the cash surrender value on any monthly anniversary is less than the monthly deduction you will need to make a premium payment within the grace period to cover the monthly deduction. We will notify you at the beginning of the grace period by mail. The notice will specify the amount of premium required to keep the Policy in force, and the date the payment is due. Subject to minimum premium requirements, the amount of the premium required to keep the Policy in force will be the amount of the current monthly deduction. If we do not receive the specified minimum payment within the grace period, the Policy will lapse and terminate without Cash Value. Upon lapse, any Indebtedness is extinguished and any collateral in the Loan Account is returned to the Company. If the Insured dies during the grace period, any overdue monthly deductions and Indebtedness will be deducted from the death benefit payable.
An Owner may make unscheduled premium payments at any time and in any amount, subject to the minimum and maximum premium limitations described below. Unscheduled premium payments should be sent to our Administrative Office. The payment of an unscheduled premium payment may have federal income tax consequences.
Continuance of Insurance under Certain Group Contracts
Failure of the Contractholder or sponsoring employer to pay the planned premium payments authorized by its employees may cause the Group Contract to terminate. For some Group Contracts, if there is sufficient Cash Surrender Value to prevent the Policy from lapsing, the Individual Insurance provided by the Certificate will automatically continue even if the Group Contract terminates. Individual Insurance also will continue if the Employee’s employment with the Contractholder or sponsoring employer terminates. (See “Conversion Right upon Termination of the Group Contract or Change in Insured’s Eligibility.”) In either circumstance, an Owner of an Individual Policy (or a Certificate converted by amendment to an Individual Policy) must establish a new schedule of planned premiums. Under the new schedule, the planned annual premium must remain the same, and the planned payment intervals may be no more frequent than quarterly. We will send you instructions on where to send your premium payments when we send you your amended Certificate.
Premium Limitations
Every premium payment paid must be at least $20. We do not accept payment of premiums in cash or by money order.
We have established procedures to monitor whether aggregate premiums paid under a Policy exceed the current maximum premium limitations that qualify the Policy as life insurance according to federal tax laws. The aggregate premiums allowable will be lower for Individual Policies or Certificates with an effective date of January 1, 2009 or later, due to the changes in the calculation of insurance rates after that date. (See Periodic Charges — Cost of Insurance Rates.) We will not accept any premium payment that would cause your total premiums to exceed those limits. If a premium payment would cause your total premiums to exceed the maximum premium limitations, we will accept only that portion of the premium that would make total premiums equal the maximum amount that may be paid under the Policy. We will return any part of the premium in excess of the maximum premiums directly to
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you upon discovery of the excess payment, but in no event later than 60 days after the end of the Policy Year in which payment is received.
Modified Endowment Contracts
Under federal tax laws, certain life insurance contracts are classified as modified endowment contracts, which receive less favorable tax treatment than other life insurance contracts. If we receive a premium payment that, together with the remaining scheduled premium payments for the Policy year, would cause a Policy to become a MEC, we will accept only that portion of the premium below the MEC limits. We will return any excess amounts directly to you. We will apply premium payments over the MEC limits only when you instruct us to do so in a writing that acknowledges that application of such amounts will result in the Policy becoming a MEC. We will notify you when we believe that a premium payment will cause a Policy to become a modified endowment contract. You may request that we refund any premium received that would cause the Policy to become a MEC.
Allocation of Net Premiums and Cash Value
When you apply for a Policy, you give us instructions to allocate your net premiums to one or more Divisions of the Separate Account and/or, if applicable, the General Account. If you fail to provide allocation instructions, we may allocate your net premiums as described in the application. We will allocate your net premiums according to the following rules:
•	The minimum percentage of any allocation to an investment option is 10 percent of the net premium.
•	Allocation percentages must be in whole numbers and the sum of the percentages must equal 100.
•	The initial net premium will be allocated on the Investment Start Date, which is the later of the Issue Date or the date we receive the initial premium at our Administrative Office.
•	We will allocate net premiums (after the initial net premium) as of the date we receive them at our Administrative Office according to the premium allocations currently in effect for your Policy, unless otherwise specified.
•	You may change the allocation instructions for additional net premiums without charge at any time by providing us with written notice. Any change in allocation will take effect at the end of the Valuation Period during which we receive the change.
•	There are limitations on the amount of net premium that may be allocated to the General Account. (See “The General Account — Restrictions on Allocations and Transfers to the General Account.”)
Investment returns from amounts allocated to the Divisions of the Separate Account will vary with the investment performance of the Divisions and will be reduced by Policy charges. You bear the entire investment risk for amounts you allocate to the Divisions. Investment performance will affect the Policy’s Cash Value, and may affect the death benefit as well. You should periodically review your allocation of premiums and values in light of market conditions and overall financial planning requirements.
If you send your premium payments or transaction requests to an address other than the one that we have designated for receipt of such premium payments or requests, we may return the premium payment to you, or there may be a delay in applying the premium payment or transaction to your Policy.
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THE COMPANY AND THE GENERAL ACCOUNT
The Company
Metropolitan Life Insurance Company (“MetLife” or the “Company”) is a provider of insurance, annuities, employee benefits and asset management. We are also one of the largest institutional investors in the United States with a general account portfolio invested primarily in fixed income securities (corporate, structured products, municipals, and government and agency) and mortgage loans, as well as real estate, real estate joint ventures, other limited partnerships and equity securities, at December 31, 2020. The Company was incorporated under the laws of New York in 1868. The Company’s office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc.
Obligations to Owners and Beneficiaries that arise under the Policy are obligations of MetLife.
Prior to May 1, 2006, the Policies were issued by Paragon Life Insurance Company. These Policies are now Policies of MetLife as a result of the merger of Paragon Life Insurance Company with MetLife as the surviving company. Additionally, as discussed below, insurance obligations under the Policies originally issued by Paragon Life Insurance Company prior to May 1, 2006 are now guaranteed by Metropolitan Tower Life Insurance Company (“Met Tower Life” or the “Guarantor”).
Guarantee of Insurance Obligations
Policies issued before May 1, 2006 are subject to a guarantee. Under this guarantee, Met Tower Life is responsible for ensuring that there will be sufficient funds to meet obligations under the Policies. Insurance obligations under the Policies include, without limitation, any death benefits payable under the Policies and withdrawals of Cash Value. The guarantee does not guarantee the amount of Cash Value or the investment performance of the Divisions available under the Policy. In the event an Owner of such a Policy presents a legitimate claim for payment, Met Tower Life will pay such claim directly to the Owner if MetLife is unable to make such payment. This guarantee is enforceable by such Owners against Met Tower Life directly without any requirement that Owners first file a claim against MetLife. The guarantee agreement is binding on Met Tower Life, its successors or assignees and Met Tower Life’s obligations under the guarantee agreement will terminate only if the guarantee is assigned to an organization having a financial rating from certain specified rating agencies equal to or better than Met Tower Life’s rating. With respect to the guarantee, Met Tower Life is relying on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934.
Met Tower Life is a stock life insurance company originally incorporated under the laws of the State of Delaware in 1982 and currently subject to the laws of the state of Nebraska. Met Tower Life is licensed to issue business in fifty states and the District of Columbia. Met Tower Life is a direct wholly-owned subsidiary of MetLife, Inc. The principal executive offices of Met Tower Life are located at 200 Park Avenue, New York, NY 10166. Prior to April 30, 2018, the guarantee was issued by General American Life Insurance Company (“General American”). On April 27, 2018, following the close of business, General American merged into Met Tower Life and Met Tower Life replaced General American as the issuer of the guarantee.
The General Account
The General Account is part of the Company’s general account. The general account consists of all assets owned by MetLife other than those in the Separate Account and other separate accounts. We own the assets in the general account and we use these assets to support our insurance and annuity obligations other than those funded by our
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separate investment accounts. These assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over the investment of the assets of the general account. We guarantee that the amounts allocated to the General Account will be credited interest daily at a net effective annual interest rate of at least 4% (3% if the General Account is first made available under the Policy on or after May 1, 2011). The principal, after charges and deductions, also is guaranteed. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion.
Restrictions on Allocations and Transfers to The General Account. We may, from time to time, adjust the extent to which an Owner may allocate premiums or Cash Value to the General Account (the “maximum allocation percentage”). Such adjustments may not be uniform in all Policies. The initial General Account maximum allocation percentage is shown on the Policy’s specifications page.
Restrictions on Partial Withdrawals and Transfers From The General Account. After the first Policy Year, an Owner may withdraw a portion of Cash Value from the General Account. The minimum amount that can be withdrawn from the General Account is the lesser of $50 or the Policy’s Cash Value in the General Account. An Owner may also transfer amounts between the General Account and the Divisions of the Separate Account in an amount not less than $250. We are not currently enforcing these restrictions but reserve our right to do so in the future.
The total amount of transfers and withdrawals in a Policy Year may not exceed the greater of:
•	the Policy’s Cash Surrender Value in the General Account at the beginning of the Policy Year, multiplied by the withdrawal percentage limit shown on the Policy’s specifications page, or
•	the previous Policy Year’s General Account maximum withdrawal amount.
We are not currently enforcing this restriction for partial withdrawals but reserve our right to do so in the future. It is important to note that since we are enforcing the restrictions on transfers from the General Account, it could take a number of years to fully transfer a current balance in the General Account to the Divisions of the Separate Account. You should keep this in mind when considering whether an allocation of Cash Value to the General Account is consistent with your risk tolerance and time horizon. The total amount available for withdrawal may not exceed the total Cash Surrender Value of the Policy.
Transfers and Partial Withdrawals from the General Account are also subject to the general provisions regarding transfers and partial withdrawals. (See “Surrenders and Partial Withdrawals” and “Transfers.”)
The Loan Account is part of the general account.
We have not registered interests in the General Account under the Securities Act of 1933, nor have we registered the General Account as an investment company under the 1940 Act.
THE SEPARATE ACCOUNT AND THE PORTFOLIOS
The Separate Account
The Separate Account was established as a separate investment account on January 4, 1993 and is subject to New York law. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) and meets the definition of a “separate account” under federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or the Company by the SEC. The Separate Account may be used to support other variable insurance policies we issue.
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The investment adviser to certain of the Portfolios offered with the Group Contract or with other group contracts issued through the Separate Account may be regulated as a Commodity Pool Operator. While MetLife does not concede that the Separate Account is a commodity pool, MetLife has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodities Exchange Act (“CEA”), and is not subject to registration or regulation as a pool operator under the CEA.
The Separate Account is divided into Divisions, each of which invests in shares of a Portfolio. Income and both realized and unrealized gains or losses from the assets of the Separate Account are credited to or charged against that Separate Account without regard to income, gains, or losses from any other business the Company may conduct.
We segregate the assets in the Separate Account from our General Account assets. The assets in the Separate Account shall at least equal the Separate Account reserves and other liabilities under the Policies. Under applicable state insurance law, assets equal to the reserves and other liabilities under the Policies are not chargeable with liabilities arising out of any other business of MetLife. If the assets in the Separate Account exceed the reserves and other liabilities under the Policies, then we may, from time to time in the normal course of business, transfer the excess to our General Account. Such excess amounts may include, without limitation, amounts representing fees and charges incurred, but not yet deducted from the Separate Account. Before making any such transfers, we will consider any possible adverse impact the transfer may have on the Separate Account.
We are obligated to pay all amounts promised to investors under the Policies. The assets of the Separate Account may not be used to pay any liabilities of MetLife other than those arising under the Policies or other products funded by the Separate Account. Any such amount that exceeds the Policy’s Cash Value in the Separate Account is paid from our general account. Death benefit amounts and any optional benefits paid from the general account are subject to the financial strength and claims paying ability of the Company and our long term ability to make such payments. We issue other life insurance policies and annuity contracts where we pay all money we owe under those policies and contracts from our general account. MetLife is regulated as an insurance company under state law, which includes, generally, limits on the amount and type of investments in its general account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.
We do not guarantee any money you place in the Divisions of the Separate Account. The value of each Division of the Separate Account will increase or decrease, depending on the investment performance of the corresponding Portfolio. You could lose some or all of your money.
The Portfolios
The Portfolios available under the Policy including each Portfolio name, investment objective, adviser, sub-adviser, current expenses and average annual total returns of each Portfolio are set forth in Appendix A. Each Portfolio Prospectus and Statement of Additional Information contain information about each Portfolio and may be obtained by visiting dfinview.com/metlife/tahd/MET000242 or calling (800)756-0124.
Each Division of the Separate Account invests solely in shares of a Portfolio. Each Portfolio is part of a mutual fund (“Fund”) that is registered with the SEC as an open-end, management investment company. This registration does not involve supervision of the management or investment practices or policies of the Portfolios or the Funds by the SEC.
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The assets of each Portfolio are held separate from the assets of the other Portfolios, and each Portfolio has investment objectives and policies that are generally different from those of the other Portfolios. The income or losses of one Portfolio generally have no effect on the investment performance of any other Portfolio
In addition to the Separate Account, the Portfolios may sell shares to other separate accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans, or to certain pension and retirement plans qualifying under Section 401 of the Code. It is possible that, in the future, material conflicts could arise as a result of such “mixed and shared” investing.
These Portfolios are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. The investment objectives and policies of certain Portfolios are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the Portfolios may differ from the results of these other portfolios. There can be no guarantee, and no representation is made, that the investment results of any of the Portfolios will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager.
There is no assurance that any of the Portfolios will achieve its stated objective. For example, an investment in a money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any governmental agency and, during periods of low interest rates, the yields of money market Divisions may become extremely low and possibly negative. More detailed information, including a description of risks and expenses, is in the prospectuses for the Portfolios.
Certain payments we receive with regard to the Portfolios. An investment adviser or subadviser of a Portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing and support services with respect to the Policies and, in the Company’s role as an intermediary, with respect to the Portfolios. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio’s assets. Owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees. (See the Portfolios’ prospectuses for more information.) The amount of the payments we receive is based on a percentage of assets of the Portfolios attributable to the Policies and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.
Additionally, an investment adviser or subadviser of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Policies and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliates) with increased access to persons involved in the distribution of the Policies.
On August 4, 2017, MetLife, Inc. completed the separation of Brighthouse Financial, Inc. and its subsidiaries (“Brighthouse”) where MetLife, Inc. retained an ownership interest of 19.2% common stock outstanding of Brighthouse Financial, Inc. In June 2018, MetLife, Inc. sold Brighthouse Financial, Inc. common stock in exchange for MetLife, Inc. senior notes and Brighthouse was no longer considered a related party. At December 31, 2020, MetLife, Inc. held no shares of Brighthouse Financial, Inc. for its own account; however, certain insurance company separate accounts managed by MetLife held shares of Brighthouse Financial, Inc. Brighthouse subsidiaries include Brighthouse Investment Advisers, LLC, which serves as the investment adviser for the Brighthouse Funds Trust I and Brighthouse Funds Trust II. We and our affiliated companies have entered into agreements with Brighthouse Investment Advisers, LLC, Brighthouse Funds Trust I and Brighthouse Funds Trust II whereby we receive payments for certain administrative, marketing and support services described in the previous paragraphs. Currently, the
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Portfolios in Brighthouse Funds Trust I and Brighthouse Funds Trust II are only available in variable annuity contracts and variable life insurance policies issued by Metropolitan Life Insurance Company and its affiliates, as well as Brighthouse Life Insurance Company and its affiliates. As of December 31, 2020, approximately 88% of Fund assets held in Separate Accounts of Metropolitan Life Insurance Company and its affiliates were allocated to Portfolios in Brighthouse Funds Trust I and Brighthouse Funds Trust II. Should we or Brighthouse Investment Advisers, LLC decide to terminate the agreements, we would be required to find alternative Portfolios which could have higher or lower costs to the Owner. In addition, the amount of payments we receive could cease or be substantially reduced which would have a material impact on our financial statements.
Certain Portfolios have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. A Portfolio's 12b-1 Plan, if any is described in more detail in each Portfolio’s prospectus. Any payments we received pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under a Portfolio’s 12b-1 Plan decrease the Portfolio’s investment return.
Selection Of Portfolios. We select the Portfolios offered through the Policy based on a number of criteria, including asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio’s adviser or sub-adviser is one of our affiliates or whether the Portfolio, its adviser, its sub-adviser(s), or an affiliate will make payments to us or our affiliates. For additional information on these arrangements, see “Certain Payments We Receive with Regard to the Portfolios” above. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new premium payments and/or transfers of Cash Value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Owners. In some cases, we have included Portfolios based on recommendations made by selling firms. These broker-dealer firms may receive payments from the Portfolios they recommend and may benefit accordingly from the allocation of Cash Value to such Portfolios. We do not provide investment advice and do not recommend or endorse any particular Portfolio. You bear the risk of any decline in the Cash Value of your Policy resulting from the performance of the Portfolios you have chosen.
Addition, Deletion, or Substitution of Portfolios. We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of the Portfolios that are held by the Separate Account or that the Separate Account may purchase. We reserve the right to (i) eliminate the shares of any of the Portfolios and (ii) substitute shares of another Portfolio if the shares of a Portfolio are no longer available for investment, or further investment in any Portfolio becomes inappropriate in view of the purposes of the Separate Account. New or substitute Portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not substitute any shares without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law.
We also reserve the right to establish additional Divisions of the Separate Account. We will establish new Divisions when marketing needs or investment conditions warrant. Any new Division will be made available to existing Owners on a basis to be determined by the Company. If approved by the SEC, to the extent required by the 1940 Act or other applicable law, we may also:
•	eliminate or combine one or more Divisions;
•	substitute one Division for another Division; or
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•	transfer assets between Divisions if marketing, tax, or investment conditions warrant.
We will notify all Owners of any such changes.
If we deem it to be in the best interests of persons having voting rights under the Policy, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be:
•	operated as a management company under the 1940 Act;
•	deregistered under that Act in the event such registration is no longer required; or
•	combined with other separate accounts of the Company.
To the extent permitted by applicable law, we may transfer the assets of the Separate Account associated with the Policy to another separate account.
We cannot guarantee that the shares of the Portfolios will always be available. The Portfolios each sell shares to the Separate Account in accordance with the terms of a participation agreement between the Fund distributors and us. Should this agreement terminate or should shares become unavailable for any other reason, the Separate Account will not be able to purchase the existing Portfolio shares. Should this occur, we will be unable to honor your requests to allocate Cash Values or premium payments to the Divisions of the Separate Account investing in such shares. In the event that a Fund is no longer available, we will take reasonable steps to obtain alternative investment options.
Voting Portfolio Shares. Although we are the legal owner of the Portfolio shares held in the Separate Account Divisions, and have the right to vote on all matters submitted to shareholders of the Portfolios, we will vote our shares only as Owners instruct, so long as such action is required by law.
Before a vote of a Portfolio’s shareholders occurs, Owners will receive voting materials. We will ask each Owner to instruct us on how to vote and to return his or her proxy to us in a timely manner. Each Owner will have the right to instruct us on the number of Portfolio shares that corresponds to the amount of Cash Value he or she has in that Portfolio (as of a date set by the Portfolio).
If we do not receive voting instructions on time from some Owners, we will vote those shares in the same proportion as the timely voting instructions we receive and, therefore, the outcome of the vote could be decided by a few Owners who provide timely voting instructions. Should federal securities laws, regulations, or interpretations change, we may elect to vote Portfolio shares in our own right. If required by state insurance rules, or if permitted under federal regulation, under certain circumstances we may disregard certain Owner voting instructions.
POLICY VALUES
Cash Value
The Cash Value of the Policy equals the sum of all values in General Account (if applicable), the Loan Account, and each Division of the Separate Account. The Cash Value is determined first on the Investment Start Date, and then on each Valuation Date. The Cash Value has no guaranteed minimum amount, and may be more or less than premiums paid.
The Policy’s Cash Value varies from day to day, depending on the investment performance of the chosen Divisions, interest we credit to the General Account, charges we deduct, and any other transactions (e.g., transfers, partial withdrawals, and loans). We do not guarantee a minimum Policy Cash Value.
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Cash Surrender Value
The Cash Surrender Value is the amount we pay to you upon surrender of a Policy. We determine the Cash Surrender Value at the end of the Valuation Period when we receive your written surrender request. Cash Surrender Value at the end of any Valuation Day equals Cash Value as of such date, MINUS any outstanding Indebtedness and any accrued and unpaid monthly deduction.
Cash Value in the General Account
On each Valuation Date, the Cash Value in the General Account will equal:
•	the amount of the Net Premiums allocated or Cash Value transferred to the General Account; plus
•	interest at a rate of at least 4% per year (3% if the General Account is first made available under the Policy on or after May 1, 2011); plus
•	any excess interest which we credit and any amounts transferred into the General Account; less
•	the sum of all Policy charges allocable to the General Account and any amounts deducted from the General Account in connection with partial withdrawals or transfers to the Separate Account.
Cash Value in Each Separate Account Division
The Policy’s Cash Value in the Separate Account equals the sum of the Policy’s Cash Values in each Division of the Separate Account. We compute the Cash Value in a Division at the end of each Valuation Date by multiplying the number of accumulation units of Cash Value in each Division by the accumulation unit value for that Division. More detailed information concerning these computation methods is available from our Administrative Office.
Net Investment Factor. The Net Investment Factor measures the investment performance of a Division during a Valuation Period. The Net Investment Factor increases to reflect investment income and capital gains (realized and unrealized) for the shares of the Portfolios and decreases to reflect any capital losses (realized or unrealized) for the shares of the underlying portfolio.
Number Of Accumulation Units. The number of accumulation units in any Division of the Separate Account at the end of any valuation day equals:
•	the initial accumulation units purchased at the unit value on the Issue Date; plus
•	accumulation units purchased with additional net premiums; plus
•	accumulation units purchased via transfers from another Division, the General Account, or the Loan Account; minus
•	accumulation units redeemed to pay for monthly deductions; minus
•	accumulation units redeemed to pay for partial withdrawals; minus
•	accumulation units redeemed as part of a transfer to another Division, the General Account, or the Loan Account.
Every time you allocate or transfer money to or from a Separate Account Division, we convert that dollar amount into accumulation units. We determine the number of accumulation units we credit to or subtract from a Policy by dividing the dollar amount of the transaction by the accumulation unit value for that Division at the end of the Valuation Period.
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Accumulation Unit Value. We determine an accumulation unit value, based upon the Net Investment Factor method, for each Division of the Separate Account to reflect how investment performance affects the Cash Value. Accumulation unit values will vary among Divisions, and may increase or decrease from one Valuation Period to the next. The accumulation unit value of any Division at the end of any Valuation Period equals:
•	the value of the net assets of the Division at the end of the preceding Valuation Period; plus
•	the investment income and capital gains, realized or unrealized, credited to the net assets of that Division during the Valuation Period for which the unit value is being determined; minus
•	the capital losses, realized or unrealized, charged against those net assets during the Valuation Period; minus
•	any amount charged against the Division for taxes, or any amount set aside during the Valuation Period by the Company as a provision for taxes attributable to the operation or maintenance of the Division; minus
•	the daily mortality and expense risk charge (a charge not to exceed 0.90% annually); divided by
•	aggregate units outstanding in the Division at the end of the preceding Valuation Period.
POLICY BENEFITS
Standard Death Benefit
As long as the Policy remains in force, we will pay the death benefit proceeds to the Beneficiary once we receive at our Administrative Office (i) satisfactory proof of the Insured’s death, (ii) instructions on how to pay the proceeds and (iii) any other documents, forms and information we need. We may require you to return the Policy. (If the Beneficiary dies before the Insured, we will generally pay the insurance proceeds, in a single sum, to the Owner, or, if the Owner is not living, to the Owner’s estate.) Payment of death benefit proceeds will not be affected by termination of the Group Contract, the employer-sponsored insurance program, or an employee’s employment.
Death benefit proceeds equal:
•	the death benefit (described below); plus
•	any additional insurance provided by rider; minus
•	any unpaid monthly deductions; minus
•	any outstanding Indebtedness.
An increase in Face Amount will increase the death benefit, and a decrease in Face Amount will decrease the death benefit. We may further adjust the amount of the death proceeds under certain circumstances.
If you have a rider permitting the accelerated payment of death benefit proceeds, the death benefit may be paid in a single sum before the death of the Insured, and would be less than otherwise would be paid upon the death of the Insured.
Payment of the Death Benefit
Death benefit proceeds under the Policy ordinarily will be paid within 7 days after we receive proof of the Insured’s death and all other documentation required at our Administrative Office. Payment may, however, be postponed in certain circumstances. See “General Matters Relating to the Policy — Postponement of Payments.” The death benefit will be reduced by any outstanding Indebtedness and any due and unpaid Monthly Deduction accruing during a grace period.
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We will pay the proceeds in one sum, including either by check, by placing the amount in an account that earns interest. We will pay interest on the proceeds as required by the applicable state law.
Unless otherwise requested and subject to state law, the Policy’s death proceeds will generally be paid to the Beneficiary through a settlement option called the Total Control Account. The Total Control Account is an interest-bearing account through which the Beneficiary has immediate and full access to the proceeds, with unlimited draft writing privileges. We credit interest to the account at a rate that will not be less than a guaranteed minimum annual effective rate. You may also elect to have any Policy surrender proceeds paid into a Total Control Account established for you.
Assets backing the Total Control Account are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum annual effective rate. Because we bear the investment experience of the assets backing the Total Control Account, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.
Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of three to five years from the date any death benefit is due and payable. For example, if the payment of a death benefit has been triggered, and after a thorough search, we are still unable to locate the beneficiary of the death benefit, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the policy owner last resided, as shown on our books and records. (“Escheatment” is the formal, legal name for this process.) However, the state is obligated to pay the death benefit (without interest) if your beneficiary steps forward to claim it with the proper documentation and within certain mandated time periods. To prevent your Policy’s death benefit from being paid to the state’s abandoned or unclaimed property office, it is important that you update your beneficiary designation — including complete names and complete address — if and as they change. You should contact our Administrative Office in order to make a change to your beneficiary designation.
Standard Death Benefit Options
The Policy provides two death benefit options: a “Level Type” death benefit (“Option A”) and an “Increasing Type” death benefit (“Option B”). Under certain Group Contracts and employer-sponsored insurance programs, however, Option B may be the only death benefit option presented. We calculate the amount available under each death benefit option as of the date of the Insured’s death.
Under Option A, the death benefit is:
•	the current Face Amount of the Policy or, if greater,
•	the applicable percentage of Cash Value on the date of death.
The applicable percentage is 250% for an Insured Attained Age 40 or below on the Policy Anniversary before the date of the Insured’s death. For Insureds with an Attained Age over 40 on that Policy Anniversary, the percentage is lower and gradually declines with age until it reaches 100% at age 95.
Under Option B, the death benefit is:
•	the current Face Amount plus the Cash Value of the Policy or, if greater,
•	the applicable percentage of the Cash Value on the date of death. The applicable percentage is the same as under Option A.
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Which Death Benefit Option To Choose. Owners who prefer to have favorable investment performance reflected in higher death benefits for the same Face Amount generally should select Option B. Owners who prefer to have premium payments and favorable investment performance reflected to the maximum extent in Cash Value should select Option A.
The amount of the death benefit may vary with the amount of the Cash Value. Under Option A, the death benefit will vary as the Cash Value varies whenever the Cash Value multiplied by the applicable percentage exceeds the Face Amount. Under Option B, the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount).
Changing Death Benefit Options
After the first Policy Anniversary, you may change the death benefit option. We reserve the right to limit the number of changes in death benefit options to one per Policy Year. A request for a change must be made directly to us in writing. The effective date of such a change will be the Monthly Anniversary on or following the date we receive the change request. If an increase in Face Amount precedes or occurs concurrently with a change in death benefit option, the cost of insurance charge may be different for the amount of the increase.
Changing the death benefit option may result in a change in Face Amount. If an Owner changes from Option A to Option B, the Face Amount after the change will equal the Face Amount before the change LESS the Cash Value on the effective date of the change. Any written request to change from Option A to Option B must be accompanied by satisfactory evidence of insurability. We will not accept a change from Option A to Option B if doing so would reduce the Face Amount to less than $25,000.
Changing the death benefit option may result in a change in Face Amount. If an Owner changes from Option A to Option B, the Face Amount after the change will equal the Face Amount before the change LESS the Cash Value on the effective date of the change. Any written request to change from Option A to Option B must be accompanied by satisfactory evidence of insurability. We will not accept a change from Option A to Option B if doing so would reduce the Face Amount to less than $25,000. If an Owner changes from Option B to Option A, the Face Amount after the change will equal the Face Amount before the change PLUS the Cash Value on the effective date of change. We will not impose any charges in connection with a change from death benefit Option B to Option A. Changing the death benefit option also may have tax consequences and may affect the net amount at risk over time (which would affect the monthly cost of insurance charge). However, we will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Code. You should consult a tax adviser before changing death benefit options.
Changing Face Amount
You select the Face Amount when applying for the Policy. Subject to certain limitations set forth below, you may increase or decrease the Face Amount of a Policy (without changing the death benefit option) after the first Policy Anniversary. We reserve the right to limit the number of changes in the Face Amount to one per Policy Year. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect your cost of insurance charge. Changing the Face Amount also may have federal income tax consequences and you should consult a tax adviser before doing so.
Face Amount Increases. You may increase the Face Amount by submitting a written request and providing satisfactory evidence of insurability. If approved, the increase will become effective on the Monthly Anniversary on or following receipt at our Administrative Office of the satisfactory evidence of insurability. The Insured must have an Attained Age of 80 or less on the effective date of the increase. The amount of the increase may not be less than
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$5,000, and the Face Amount may not be increased to more than the maximum Face Amount for that Policy. The maximum Face Amount varies by Plan. However, in connection with a particular Group Contract or employer-sponsored insurance program, we may establish a substantially higher Face Amount for Policies issued under that Contract or employer-sponsored insurance program. Although an increase need not necessarily be accompanied by additional premium, the Cash Surrender Value in effect immediately after the increase must be sufficient to cover the next monthly deduction. An increase in the Face Amount may result in certain additional charges. For example, we determine the cost of insurance separately for the initial Face Amount and for any increases in Face Amount.
Face Amount Decreases. You may decrease the Face Amount by written request to us. Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following our receipt of the written request. The amount of the requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than the minimum Face Amount, generally $25,000. If, following a decrease in Face Amount, the Policy would not comply with the maximum premium limitations required by federal tax law, we will (at your election) either limit the decrease or return Cash Value to you to the extent necessary to meet those requirements.
A decrease in the Face Amount generally will reduce the net amount at risk, which will reduce the cost of insurance charges. (See “Charges and Deductions — Cost of Insurance Charge.”)
Changing Owner or Beneficiary
The Owner may change the ownership and/or Beneficiary designation by written request in a form acceptable to us at any time during the Insured’s lifetime. We may require that the Policy be returned for endorsement of any change. The change will take effect as of the date the Owner signs the written request, whether or not the Insured is living when the request is received by us. We are not liable for any payment we make or any action we take before we receive the Owner’s written request. If the Owner is also a Beneficiary of the Policy at the time of the Insured’s death, the Owner may, within 60 days of the Insured’s death, designate another person to receive the Policy proceeds. Changing the owner may have adverse tax consequences. The owner should consult a tax adviser before doing so.
Surrender and Partial Withdrawals
During the lifetime of the Insured and while a Policy is in force, you may surrender the Policy, or make a partial withdrawal of the Cash Value. We generally will forward amounts payable upon surrender or a partial withdrawal within seven days of receipt of your request. We may postpone payment of surrenders and partial withdrawals under certain conditions. Surrenders and partial withdrawals may have federal income tax consequences.
Surrender. You may surrender the Policy by sending a written request, on a form provided by us, by mail or facsimile to our Administrative Office. We determine the Cash Surrender Value as of the end of the Valuation Period during which we receive the surrender request. To effect a surrender, we may require that you return the Policy to our Administrative Office along with the request to surrender the Policy. Alternatively, we may require that the request be accompanied by a completed affidavit of lost Policy. We can provide a lost Policy Certificate upon request.
Upon surrender, we will pay to you the Cash Surrender Value equal to the Cash Value on the date of surrender, less any Indebtedness. If we receive the request to surrender the Policy on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage and other benefits under a Policy will terminate as of the date of surrender and cannot be reinstated.
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Partial Withdrawals. After the first Policy Year, you may make up to one partial withdrawal each Policy Month. You may request a partial withdrawal in writing (by mail or facsimile) to our Administrative Office or via the Internet. We will process each partial withdrawal using the Cash Value determined at the end of the Valuation Period during which we receive your request.
The minimum amount of a partial withdrawal, net of any transaction charges, is currently $200. We reserve the right to increase this minimum amount up to $500. The minimum amount that can be withdrawn from any one Division or from the General Account is the lesser of $50 or the Policy’s Cash Value in that Division or in the General Account. The maximum amount that can be withdrawn, including the partial withdrawal transaction charge, is the Loan Value. The partial withdrawal transaction charge equals the lesser of $25 or 2% of the amount withdrawn. There are additional limitations on the amounts that may be withdrawn from the General Account. (See “The General Account — Restrictions on Partial Withdrawals and Transfers from the General Account.”) Subject to the above conditions, you may allocate the amount withdrawn among the Divisions or the General Account. If no allocation is specified, we will deduct the amount of the partial withdrawal (including any partial withdrawal transaction charge) from the Divisions or the General Account on a pro-rata basis (that is, based on the proportion that the Policy’s Cash Value in each Division or the General Account bears to the unloaned Cash Value of the Policy). If restrictions on amounts that may be withdrawn from the General Account will not allow this proportionate allocation, we will request that you specify an acceptable allocation. If, following a partial withdrawal, insufficient funds remain in a Division or in the General Account to pay the partial withdrawal transaction charge as allocated, the unpaid charges will be allocated equally among the remaining Divisions or the General Account. You may request that the partial withdrawal transaction charge be paid from your Cash Value in a particular Division or in the General Account. You may not make a partial withdrawal if, or to the extent that, the partial withdrawal would reduce the Face Amount below $25,000.
A partial withdrawal can affect the Face Amount, the death benefit and the net amount at risk (which is used to calculate the cost of insurance charge). If death benefit Option A is in effect and the death benefit equals the Face Amount, we will reduce the Face Amount, and thus the death benefit, by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If Option B is in effect and the death benefit equals the Face Amount plus the Cash Value, we will not reduce the Face Amount, but will reduce the Cash Value and, thus, the death benefit by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If however, the death benefit is in a “tax corridor” under either Option A or Option B — that is, if the death benefit equals the Cash Value multiplied by a percentage based on federal tax law requirements described in Section 7702(d) of the Code, then we will reduce the Face Amount to the extent that the amount of the partial withdrawal (plus the partial withdrawal transaction charge) exceeds the amount equal to the difference between the death benefit and the Face Amount.
We will reduce the death benefit correspondingly. (See “Policy Benefits — Death Benefit Options.”) Face Amount decreases resulting from partial withdrawals will first reduce the most recent Face Amount increase, then the most recent increases in succession, and lastly the initial Face Amount.
Transfers
You may transfer Cash Value, not including amounts credited to the Loan Account, among the Divisions available with the Policy and, for certain Policies, between the Divisions and the General Account. You may request a transfer in writing (by mail or facsimile) to our Administrative Office or via the Internet. Transfers to and from the General Account are subject to restrictions. (See “The General Account.”) The following terms apply to transfers under a Policy:
•	We will make transfers and determine all values in connection with transfers as of the end of the Valuation
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Period during which the transfer request is received at our Administrative Office. Transfer requests received before the New York Stock Exchange closes for regular trading receive same-day pricing. If we receive a transfer request after the New York Stock Exchange closes (usually 4:00 p.m. Eastern time) for regular trading, we will process the order using the unit value for the Division determined at the close of the next regular trading session of the New York Stock Exchange.
•	We will consider all transfer requests received on the same Valuation Day as a single transfer request.
•	The minimum amount that you must transfer is currently 250, or, if less, the Policy’s Cash Value in a Division or in the General Account. (We are not currently enforcing this restriction for transfers from the General Account but reserve the right to do so in the future.) Where a single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, we will make those transfers that do meet the requirements. Transfers resulting from Policy Loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each month or year.
•	We may impose a charge of $25 for each transfer in excess of twelve in a Policy Year.
•	The Company may revoke or modify the privilege of transferring amounts to or from the General Account at any time.
Restrictions on Frequent Transfers
Frequent requests from Owners to transfer Cash Value may dilute the value of a Portfolio’s shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio’s share price (“arbitrage trading”). Frequent transfers involving arbitrage trading may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect Owners and other persons who may have an interest in the Policies (e.g., Beneficiaries).
We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield funds (these Portfolios, referred to as the “Monitored Funds,” are identified in the list below) and we monitor transfer activity in those Monitored Funds.
•	Brighthouse/Aberdeen Emerging Markets Equity Portfolio
•	DWS CROCI® International VIP
•	MetLife Russell 2000® Index Portfolio
•	MFS® Global Equity Series
•	Putnam VT High Yield Fund
We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Funds within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high yield funds, in a 12-month period there were: (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current Cash Value; and (3) two or more “round trips” involving any Portfolio in the given category. A round trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria. We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Portfolios. We may change the Monitored Funds at any time without notice in our sole discretion.
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Our policies and procedures may result in transfer restrictions being applied to deter frequent transfers. Currently, when we detect transfer activity in the Monitored Funds that exceeds our current transfer limits, we require future transfer requests to or from any Monitored Funds under that Policy to be submitted with an original signature. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of the restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction.
Transfers made under a Dollar Cost Averaging Program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we monitor the frequency of transfers.
The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Policy. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests in the Policies. We do not accommodate frequent transfers in any Portfolios and there are no arrangements in place to permit any Owner to engage in frequent transfers; we apply our policies and procedures without exception, waiver, or special arrangement.
The Portfolios may have adopted their own policies and procedures with respect to frequent transfers in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent transfer policies and procedures of the Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual Owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent transfer policies established by the Portfolio.
In addition, Owners and other persons with interests in the Policies should be aware that the purchase and redemption orders received by the Portfolios generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent transfer policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more transfer requests from Owners engaged in frequent trading, the Portfolio may reject the entire omnibus order.
In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers (even if an entire omnibus order is rejected due to the frequent transfers of a single Owner). You should read the Portfolio prospectuses for more details.
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Restrictions on Large Transfers
Large transfers may increase brokerage and administrative costs of the underlying Portfolios and may disrupt fund management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers to or from Portfolios except where the manager of a particular underlying Portfolio has brought large transfer activity to our attention for investigation on a case-by-case basis. For example, some Portfolio managers have asked us to monitor for “block transfers” where transfer requests have been submitted on behalf of multiple Owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer requests from that third party must be submitted in writing with an original signature. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of the restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction.
Loans
Loan Privileges. After the first Policy Anniversary, you may, by request in writing (by mail or facsimile) to our Administrative Office or via the Internet, borrow an amount up to the Loan Value of the Policy, with the Policy serving as sole security for such loan. The Loan Value is equal to (a) minus (b), where
(a)	is 85% of the Cash Value of the Policy on the date the Policy Loan is requested; and
(b)	is the amount of any outstanding Indebtedness.
The minimum amount that you may borrow is $100. We will ordinarily pay any amount due to you under a Policy Loan within seven days after we receive the loan request at our Administrative Office, although we may postpone payments under certain circumstances.
We will process each loan request at the accumulation unit values determined at the end of the Valuation Period during which we receive your request.
When a Policy Loan is made, we will transfer Cash Value equal to the amount of the loan to the Loan Account as collateral for the loan. We will also transfer an amount equal to the loan interest due at the next Policy Anniversary, discounted at an interest rate equal to the current Loan Account crediting rate. Unless you request a different allocation, we will transfer amounts from the Divisions of the Separate Account and the General Account in the same proportion that the Policy’s Cash Value in each Division and the General Account bears to the unloaned Cash Value. This will reduce the Policy’s Cash Value in the Separate Account and the General Account. These transactions will not be considered transfers for purposes of the limitations on transfers.
Interest Rate Charged For Policy Loans. We charge you 8% interest per year on a loan. Loan interest is due and payable in arrears on each Policy Anniversary or for the duration of the Policy Loan, if shorter. If you do not pay the interest charged when it is due, we will transfer to the Loan Account an amount of Cash Value equal to the interest due. We will deduct the amount transferred from the Divisions and the General Account in the same proportion that the Cash Value in each Division and the General Account bears to the unloaned Cash Value.
Loan Account Interest Rate Credited. Amounts in the Loan Account will earn interest daily at an annual rate of at least 5%. The Loan Account interest credited will be transferred to the Divisions and the General Account: (i) each Policy Anniversary; (ii) when a new loan is made; (iii) when a loan is partially or fully repaid; and (iv) when an amount is needed to meet a monthly deduction.
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Repayment of Indebtedness. You may repay all or part of your Indebtedness at any time while the Insured is living and the Policy is in effect. All repayments should be made directly to us at our Administrative Office. Upon repayment, we will allocate an amount equal to the loan repayment (but not more than the amount of the outstanding Indebtedness) from the Loan Account back to the General Account and the Separate Account Divisions on the same proportionate basis on which we originally transferred the loan collateral from the Divisions and/or the General Account (described above).
We will treat amounts paid while a Policy Loan is outstanding as premiums unless you request in writing that the payments be treated as repayment of Indebtedness.
Effect of Policy Loans. Whether or not repaid, a Policy Loan will permanently affect the Cash Value and Cash Surrender Value of a Policy, and may permanently affect the amount of the death benefit. This is because the collateral for the Policy Loan (the amount held in the Loan Account) does not participate in the performance of the Separate Account while the loan is outstanding. If the Loan Account interest credited is less than the investment performance of the selected Division, the Policy values will be lower as a result of the loan. Conversely, if the Loan Account interest credited is higher than the investment performance of the Division, the Policy values may be higher. We will deduct any outstanding Indebtedness from the proceeds payable upon the death of the Insured, surrender, or the maturity of the Policy.
There are risks associated with taking a Policy Loan, including the potential for a Policy to lapse if the Indebtedness exceeds the Cash Value on any Monthly Anniversary. In addition, if the Policy is a MEC, then a Policy Loan will be treated as a partial withdrawal for federal income tax purposes. A loan also may have possible adverse tax consequences that could occur if a Policy is exchanged, canceled or lapses with loans outstanding. You should seek competent advice before requesting a Policy loan.
Conversion Right to a Fixed Benefit Policy
You may, upon written request, convert a Policy still in force to a life insurance policy that provides benefits that do not vary with the investment return of the Divisions. If, during the first two Policy Years, you request in writing that we transfer all of your Cash Value into the General Account, and you indicate that you are exercising the conversion right, the transfer will not be subject to a transaction charge or to transfer limits. At the time of the transfer, there will be no effect on the Policy’s death benefit, Face Amount, net amount at risk, risk class or Issue Age. If you exercise your one-time conversion right, we will automatically allocate all future Net Premiums to the General Account, and no future transfers to the Separate Account will be allowed.
If a Certificate has been amended to operate as an Individual Policy following an Insured’s change in eligibility under a Group Contract, the conversion right will be measured from the Issue Date of the original Certificate. At the time of the conversion, the new Policy will have, at the Owner’s option, either the same death benefit or the same net amount at risk as the original Policy. The new Policy will also have the same Issue Date and Issue Age as the original Policy. The premiums for the new Policy will be based on our rates in effect for the same Issue Age and rate class as the original Policy.
Conversion Right upon Termination of the Group Contract or Change in Insured’s Eligibility
Group Contracts with Automatic Continuation of Coverage. Under some Group Contracts, as long as the Certificate is in force, an Insured’s coverage will continue even if an Insured’s eligibility under a Group Contract or employer-sponsored insurance program ends because the Group Contract or employer-sponsored insurance program terminates or the Employee’s employment ends. Even if the Certificate has lapsed and is not in force, the
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right to reinstate and to convert a lapsed Certificate remains despite the change in the Employee’s eligibility during the reinstatement period.
We will amend a Certificate issued under such a Group Contract automatically so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges. The amendment will be mailed to the Owner within 31 days (a) after we receive written notice that the Employee’s employment ended or (b) after the termination of the Group Contract. If the Certificate is in a grace period at the time the conversion occurs, any premium necessary to prevent the Certificate from lapsing must be paid to us before the Individual Policy will be mailed. A new planned premium schedule will be established which will have the same planned annual premium utilized under the Group Contract. The new planned payment intervals will be no more frequent than quarterly. The Company may allow payment of planned premium through periodic (usually monthly) authorized electronic funds transfer. Of course, unscheduled premium payments can be made at any time. (See “Premiums.”)
If an Individual Policy was issued under such a Group Contract or other employer-sponsored insurance program, the Policy will continue in force following the change in eligibility. The rights, benefits, and guaranteed charges under the Policy will remain the same following this change in eligibility.
When an Employee’s spouse is the Insured under a Policy, the spouse’s insurance coverage also will continue in the event the Employee is no longer eligible. We will automatically amend the Certificate issued to the Employee’s spouse so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges. If an Individual Policy was originally issued to the Employee’s spouse, the Individual Policy will continue with the same rights, benefits, and guaranteed charges.
If an Associated Company ceases be to under common control with the Contractholder, the Insureds of the Associated Company (i.e., employees of the Associated Company and their spouses) may continue their insurance in the manner described above.
Group Contracts without Automatic Continuation of Coverage. Under certain Group Contracts, an Insured’s coverage may end upon termination of the Group Contract or if the Group Contract has been amended to end life insurance coverage for an eligible class of Employees of which the Insured is a member. The Insured then has the option to convert the Certificate to a personal policy of insurance. (See “Conditions for Conversion” below.)
If the Group Contract terminates or is amended (as indicated above), then your Certificate (including any death benefit thereunder) will cease. If there is another life insurance plan for which the Insured is eligible, we will pay the succeeding carrier the Cash Surrender Value. If there is no successor plan, or if the successor carrier is unable to accept such Cash Surrender Value, we will pay the Cash Surrender Value to you, unless you elect in writing to take a paid-up insurance option using your Cash Surrender Value as a single premium. The Cash Surrender Value must provide a paid-up policy in the minimum amount of $10,000. Paid-up insurance is permanent life insurance with no further premiums due. It has cash value. The amount of the paid-up insurance is payable at the death of the Insured. If we pay the Cash Surrender Value to you, the federal income tax consequences of the distribution to you would be the same as if you surrendered your Certificate. (See “Federal Tax Matters — Tax Treatment of Policy Benefits.”)
Under certain group contracts, some states may also require a conversion option (i) if the Insured’s employment terminates, or (ii) if the Insured’s membership in an eligible class terminates, or (iii) if the amount of life insurance the Insured is eligible for is reduced.
Conditions for Conversion. If you choose to convert the Certificate to a personal policy of insurance for any of the reasons set forth above, we must receive your written application and the premium due for the new policy at our
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Administrative Office, within the relevant application period. The amount of the new policy will be determined as specified in your Certificate. We or one of our affiliates will issue a new policy, which will be subject to the conditions set forth in the form of Contract applicable to you. The new policy will take effect on the 32nd day after the date the life insurance coverage under the Certificate ends (or the amount of life insurance the Insured is eligible for is reduced), regardless of the duration of the relevant application period.
Payment of Benefits at Maturity
If the Insured is living and the Policy is in force, we will pay the Cash Surrender Value to you on the Maturity Date. Amounts payable on the Maturity Date ordinarily will be paid within seven days of that date, although payment may be postponed under certain circumstances. A Policy will mature if and when the Insured reaches Attained Age 95.
Telephone, Facsimile and Internet Requests
In addition to written requests, we may accept instructions by telephone, facsimile, and via the Internet from you or an authorized third party regarding transfers, loans, partial withdrawals and certain Policy changes, subject to the following conditions.
•	We will employ reasonable procedures to confirm that instructions are genuine.
•	If we follow these procedures, we are not liable for any loss, damage, cost, or expense from complying with instructions we reasonably believe to be authentic. You bear the risk of any such loss.
•	These procedures may include requiring forms of personal identification before acting upon instructions and/or providing written confirmation of transactions to you.
•	We reserve the right to suspend telephone, facsimile and/or Internet instructions at any time for any class of Policies for any reason.
You should protect your personal identification number (“PIN”) because self-service options will be available to your agent of record and to anyone who provides your PIN when using Internet systems. We are not able to verify that the person providing the PIN and giving us instructions via the Internet is you or is authorized to act on your behalf.
Facsimile or Internet transactions may not always be possible. Any facsimile or computer system, whether it is ours, yours, or that of your service provider or agent, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our processing of your request. Although we have taken precautions to equip our systems to handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should make the request by writing to our Administrative Office.
Our variable life insurance business is largely conducted through digital communications and data storage networks and systems operated by us and our service providers or other business partners (e.g., the Portfolios and the firms involved in the distribution and sale of our variable life insurance policies). For example, many routine operations, such as processing Owners’ requests and elections and day-to-day record keeping, are all executed through computer networks and systems.
We have established administrative and technical controls and a business continuity plan to protect our operations against cybersecurity breaches. Despite these protocols, a cybersecurity breach could have a material, negative impact on MetLife and the Separate Account, as well as individual Owners and their Policies. Our operations also could be negatively affected by a cybersecurity breach at a third party, such as a governmental or regulatory authority or another participant in the financial markets.
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Cybersecurity breaches can be intentional or unintentional events, and can occur through unauthorized access to computer systems, networks or devices; infection from computer viruses or other malicious software code; or attacks that shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality. Cybersecurity breaches can interfere with our processing of Policy transactions, including the processing of transfer orders from our website or with the Portfolios; impact our ability to calculate unit values; cause the release and possible destruction of confidential Owner or business information; or impede order processing or cause other operational issues. Although we continually make efforts to identify and reduce our exposure to cybersecurity risk, there is no guarantee that we will be able to successfully manage this risk at all times.
POLICY LAPSE AND REINSTATEMENT
Lapse
A Policy may enter a 62-day grace period and possibly lapse (terminate without value or death benefit) if the Cash Surrender Value is not enough to cover the next monthly deduction. If you have taken out a loan, then your Policy also will enter a grace period and possibly lapse whenever the Indebtedness exceeds the Cash Value on the Monthly Anniversary. Thus, the payment of premiums in any amount does not guarantee that the Policy will remain in force until the Maturity Date.
We will notify you at the beginning of the grace period by mail. The notice will specify the amount of premium required to keep the Policy in force, and the date the payment is due. Subject to minimum premium requirements, the amount of the premium required to keep the Policy in force will be the amount of the current monthly deduction. If we do not receive the specified minimum payment within the grace period, the Policy will lapse and terminate without Cash Value. Upon lapse, any Indebtedness is extinguished and any collateral in the Loan Account is returned to the Company. If the Insured dies during the grace period, any overdue monthly deductions and Indebtedness will be deducted from the death benefit payable.
Reinstatement
Unless you have surrendered the Policy, you may reinstate a lapsed Policy by written application at any time while the Insured is alive and within five years after the date of lapse and before the Maturity Date. The right to reinstate a lapsed Policy will not be affected by the termination of a Group Contract or the termination of an Employee’s employment during the reinstatement period.
Reinstatement is subject to the following conditions:
•	Evidence of the insurability of the Insured satisfactory to us (including evidence of insurability of any person covered by a rider to reinstate the rider).
•	Payment of a premium that, after the deduction of any premium charges (premium expense charge and premium tax charge), is large enough to cover: (a) the monthly deductions due at the time of lapse, and (b) two times the monthly deduction due at the time of reinstatement.
•	Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause a Cash Value of an equal amount also to be reinstated.
If you meet the requirements to reinstate a lapsed Policy, your face amount will be reinstated to the amount in effect immediately prior to the lapse. If you reinstate a lapsed Policy and elect to reinstate any Indebtedness existing immediately before the Policy lapsed, the corresponding collateral for the Indebtedness would also be
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reinstated as part of the Cash Value of the reinstated Policy. The amount of Cash Value on the date of reinstatement will be equal to the amount of any Indebtedness reinstated, increased by the net premiums paid at reinstatement and any loans paid at the time of reinstatement.
If a Policy is reinstated after 90 days of lapse, a new Policy will be issued to you. The effective date of the new Policy will be the date we approve the application for reinstatement. There will be a full monthly deduction for the Policy Month that includes that date. If the Group Contract was issued before January 1, 2009, the guaranteed cost of insurance rates for the new Policy will be based on the 1980 Commissioners Standard Ordinary Mortality Table C. If the Group Contract was issued on or after January 1, 2009, the guaranteed cost of insurance rates will be based on the 2001 Commissioners Standard Ordinary Male Mortality Table.
CHARGES AND DEDUCTIONS
We will deduct certain charges under the Policy in consideration for: (i) services and benefits we provide; (ii) costs and expenses we incur; (iii) risks we assume; and (iv) our profit expectations.
Services and benefits we provide:
•	the death benefit, cash and loan benefits under the Policy
•	investment options, including premium allocations
•	administration of elective options
•	the distribution of reports to Owners
Costs and expenses we incur:
•	costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any riders)
•	overhead and other expenses for providing services and benefits
•	sales and marketing expenses
•	other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees
Risks we assume:
•	that the cost of insurance charges we deduct are insufficient to meet our actual claims because Insureds die sooner than we estimate
•	that the costs of providing the services and benefits under the Policies exceed the charges we deduct.
Our revenues from any particular charge may be more or less than any costs or expenses that charge may be intended primarily to cover. We may use our revenues from one charge to pay other costs and expenses in connection with the Policies including distribution expenses. We may also profit from all the charges combined, including the cost of insurance charge and the mortality and expense risk charge and use such profits for any corporate purpose.
Transaction Charges
Premium Expense Charge. For certain policies deemed to be individual contracts under Federal tax laws, we make a charge of 1% of each premium payment to compensate us for the anticipated higher corporate income taxes that result from the sale of such Policies.
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Premium Tax Charge. Many states and localities impose a tax on premiums received by insurance companies. These premium taxes vary from jurisdiction to jurisdiction and range from 0% to 3.50% of premiums paid. The current premium tax charge for Policy owners in Group A and Group B is 2.25% of each premium paid.
To cover these premium taxes, we will either assess an explicit premium tax charge or increase our insurance rates to cover these premium taxes. If your employer chooses the Group A or Group B charge structure, we will reduce premium payments by an explicit premium tax charge guaranteed not to exceed 2.25%. If your employer chooses the Group C charge structure, we will not assess an explicit premium tax charge but will include it in our insurance rates resulting in a higher cost of insurance charge. For a more detailed explanation of the different charge structures that apply to each Group, please see “Selection of Charge Structure (Group A, Group B and Group C)” above.
Partial Withdrawal Transaction Charge. You may make a partial withdrawal of Cash Value. For each partial withdrawal we will assess a transaction charge equal to the lesser of $25 or 2% of the amount withdrawn to cover administrative costs incurred in processing the partial withdrawal. This charge will be in addition to the amount received in cash.
Transfer Charge. After the first Policy Year, you may transfer a portion of your Cash Value. For each transfer in excess of 12 in a single Policy Year, we may impose a charge of $25 to cover administrative costs incurred in processing the transfer. We are currently waiving this charge.
Periodic Charges
Monthly Deduction. We will make the monthly deduction on the Investment Start Date and on each succeeding Monthly Anniversary. We will make deductions from each Division and the General Account in the same proportion that the Policy’s Cash Value in each Division and the General Account bears to the unloaned Cash Value on the date the monthly deduction is made. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction also will vary.
The monthly deduction has several components:
•	the cost of insurance charge;
•	a monthly administrative charge (for Group B and Group C Policy owners);
•	the charges for any riders.
•	Mortality and Expense Risk Charge
Cost of Insurance Charge. We assess a monthly cost of insurance charge on each Monthly Anniversary (to cover the next Policy Month) to compensate us for underwriting the death benefit and for certain administrative costs (for Group B and Group C charge structures) and to cover state and local premium taxes (for the Group C charge structure). The charge depends on the applicable cost of insurance rate and the net amount at risk in the Policy Month in which the charge is calculated. The charge may vary from Policy to Policy and from Policy Month to Policy Month.
We will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each Policy Month. The net amount at risk for a Policy Month equals: (i) the death benefit at the beginning of the Policy Month divided by 1.0032737; LESS (ii) the Cash Value at the beginning of the Policy Month. (Dividing the death benefit by 1.0032737 reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%.)
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We determine the cost of insurance separately for the initial Face Amount and for any increases in Face Amount. If we approve an increase in Face Amount, then a different cost of insurance charge may apply to the increase, based on the Insured’s circumstances at the time of the increase.
•	Cost of Insurance Rates. The current cost of insurance rates are based on the Attained Age and the rate class of the Insured. We base the current cost of insurance rates on our expectations as to future mortality experience. We currently issue the Policies on a guaranteed issue or simplified underwriting basis without regard to the sex of the Insured. Whether a Policy is issued on a guaranteed issue or simplified underwriting basis does not affect the cost of insurance charge determined for that Policy.
The current cost of insurance rates will not exceed the guaranteed cost of insurance rates set forth in the Policy. For Policies under Group Contracts issued before January 1, 2009, these guaranteed rates are 125% of the maximum rates that could be charged based on the 1980 Commissioners Standard Ordinary Mortality Table C (“1980 CSO Table”). For Policies under Group Contracts issued on or after January 1, 2009, the guaranteed cost of insurance rates will not exceed 400% of the rates that could be charged based on the 2001 Commissioners Standard Ordinary Male Mortality Table (“2001 CSO Table”). The guaranteed rates are higher than the rates in either the 1980 CSO table or the 2001 CSO Table because we use guaranteed or simplified underwriting procedures whereby the Insured is not required to submit to a medical or paramedical examination. Under these underwriting methods, then, healthy individuals will pay higher cost of insurance rates than they would pay under substantially similar policies using different underwriting methods. The current cost of insurance rates are generally lower than 100% of either the 1980 CSO Table or the 2001 CSO Table.
•	Net Amount at Risk. We also calculate the net amount at risk separately for the initial Face Amount and for any increase in Face Amount. In determining the net amount at risk for each increment of Face Amount, the Cash Value is first considered part of the initial Face Amount. If the Cash Value exceeds the initial Face Amount, it is then considered as part of any increment in Face Amount in the order these increases took effect. The net amount at risk is affected by investment performance, loans, payments of premiums, Policy fees and charges, the death benefit option chosen, partial withdrawals, and decreases in Face Amount. Any decrease in Face Amount whether by the Owner’s request or resulting from a partial withdrawal — will first be used to reduce the net amount at risk for the most recent increase in Face Amount, the next most recent increases in succession, and then the net amount at risk for the initial Face Amount.
The current maximum cost of insurance is $18.85 per $1,000 of net amount at risk and the current minimum cost of insurance is $0.03 per 1,000 of net amount at risk.
Monthly Administrative Charge. We assess either an explicit monthly administrative charge from each Policy based upon the number of employees eligible to be covered at issue of a Group Contract or an employer-sponsored insurance program or increase our insurance rates to compensate us for ordinary administrative expenses such as record keeping, processing death benefit claims and Policy changes, preparing and mailing reports, and overhead costs. If your employer chooses the Group A charge structure, the amount of this charge is set forth in the specifications pages of the Policy. The maximum administrative charge we can apply to any Policy can vary but will not exceed $6.00 per Policy per month during the first Policy year and $3.50 per Policy per month in renewal years. The current administrative charge that we apply is up to $3.50 per month. Please refer to your Policy Schedule Page for the administrative charge that applies to your Policy. If your employer chooses the Group B or Group C charge structure, the monthly administrative charge will not be charged as an explicit charge but will be included in our insurance rates resulting in a higher cost of insurance charge.
These charges are guaranteed not to increase over the life of the Policy. The administrative charge will not change in the event that the Insured is no longer eligible for group coverage, but continues coverage on an individual basis.
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In addition, when we believe that lower administrative costs will be incurred in connection with a particular Group Contract or employer-sponsored insurance program, we may modify the charge for that Group Contract or employer-sponsored insurance program.
Charges for Riders. We charge a fee to compensate us for the coverage that we are providing. The monthly deduction will include charges for any additional benefits provided by rider. (See “Additional Benefits and Riders.”) The charges for individual riders are summarized in the Fee Table of this Prospectus. These riders may not be available in all states and some Group Contracts or employer-sponsored insurance programs may not offer certain riders.
•	Waiver of Monthly Deductions Rider. This Rider provides for the waiver of monthly deductions while the Insured is totally disabled, subject to certain limitations. The Insured must have become disabled before age 65. The charge under this rider is assessed per $1.00 of the waived monthly deduction for Certificates under Group Contracts or Individual Policies issued before January 1, 2004 and is assessed by increasing the applicable cost of insurance rates by 12% for Certificates under Group Contracts or Individual Policies issued on or after January 1, 2004. There is currently no additional charge for this rider.
•	Children’s Life Insurance Rider. This rider provides for term insurance on the Insured’s children, as defined in the rider. To be eligible for insurance under the rider, the child to be insured must not be confined in a hospital at the time the application is signed. Upon receipt at our Administrative Office of proof of the Insured’s death before the rider terminates, the rider will be continued on a fully paid-up term insurance basis. The death benefit will be payable to the named Beneficiary upon the death of any insured child. The charge for this rider is assessed per $1,000 of insurance coverage provided. The current cost for this rider is up to $0.19 per $1,000 of coverage.
•	Accelerated Death Benefit Settlement Option Rider. This rider provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill. There is no charge for this rider. We may deduct an administrative $100 charge from the accelerated death benefit at the time it is paid. We are currently waiving this charge.
•	Spouse’s Life Insurance Rider. This rider provides term insurance on the Insured’s spouse, as defined in the rider. To be eligible for insurance under the rider, the spouse must provide evidence of insurability at the time the application is signed. The death benefit will be payable to the named Beneficiary upon the death of the spouse. Under this rider, if we receive at our Administrative Office proof of the Insured’s death before the Policy Anniversary nearest the spouse’s 65th birthday, a limited 60-day continuation and exchange period begins, during which the rider may be exchanged for a new fixed-benefit policy on the life of the spouse. The spouse’s life insurance rider differs from an actual Policy issued on an employee’s spouse in that the rider provides only term insurance on the life of the spouse and does not provide for the accumulation of its own cash value. The current maximum charge for this rider is $3.70 per $1,000 of coverage and the current minimum charge is $0.02 per $1,000 of Coverage.
Mortality and Expense Risk Charge. We will deduct a daily charge from the Separate Account at a rate not to exceed 0.0024547% (an annual rate of 0.90%) of the net assets of each Division of the Separate Account. We may reflect a reduction in the current rate as a credit to Cash Value.
This charge compensates us for certain mortality and expense risks we assume. The mortality risk we assume is that an Insured may die sooner than anticipated and that we will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges assessed against the Policy. If this charge does not cover our actual costs, we absorb the loss. Conversely, if the charge more than covers our actual costs, we add the excess to our surplus. We expect to profit from this charge and may use such profits for any lawful purpose,
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including covering distribution and other expenses. The Mortality and Expense Risk Charge is currently 0.75% (annually) of the net assets of each Division of the Separate Account.
Loan Interest Charge. We charge interest on Policy loans at a maximum annual interest rate of 8.00%, payable in arrears on each Policy anniversary or for the duration of the Policy Loan, if shorter. We also will credit the amount in the Loan Account with interest at a minimum effective annual rate of 5% (our current interest rate is 8.00% and our current crediting rate is 7.25%).
Federal Taxes
We currently do not assess charges against the Separate Account for federal income taxes that may be incurred by the Separate Account. We may assess such a charge in the future, as well as charges for other taxes incurred by the Separate Account. (See “Federal Tax Matters.”)
Variations in Charges
We may vary the amounts of charges described in this Prospectus as a result of such factors as: (1) differences in legal requirements in the jurisdictions where the Policies are sold; (2) differences in actual or expected risks, expenses, Policy persistency, premium payment patterns, or mortality experience among different categories of purchasers or insureds; and (3) changes in Policy pricing that we may implement from time to time. We may take into account additional information provided by prospective Contractholders in assessing these differences and determining any variances in charges, subject to our underwriting guidelines. Any such variations will be pursuant to our administrative procedures that we establish and will not discriminate unfairly against any Policy owner. Any such variations may apply to existing Policies as well as to Policies issued in the future, except that the charges under any Policy may never exceed the maximums therein.
Portfolio Charges and Expenses
Charges are deducted from and expenses paid out of the assets of the Portfolios that are described in the prospectuses for those Portfolio. Shares of the Portfolios are purchased for the Separate Account at their net asset value. The net asset value of Portfolio shares is determined after deduction of the fees and charges. For further information, consult the prospectus for each Portfolio and Appendix A, below.
FEDERAL TAX MATTERS
The following summary provides a general description of the federal income tax considerations associated with your Policy or Certificate, as applicable, and does not purport to be complete or to cover all tax situations. The summary does not address state, local or foreign tax issues related to the Policy or Certificate, as applicable. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.
Tax Status of the Policy or Certificate
In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy or Certificate, as applicable, must satisfy certain requirements which are set forth in the Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy or Certificate, as applicable, should satisfy the applicable
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requirements. If it is subsequently determined that the Policy or Certificate, as applicable, does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy or Certificate, as applicable, into compliance with such requirements and we reserve the right to restrict Policy or Certificate, as applicable, transactions in order to do so. The insurance proceeds payable upon death of the Insured will never be less than the minimum amount required for a Policy or Certificate, as applicable, to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy or Certificate, as applicable, was issued.
In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Policy or Certificate, as applicable, we believe that the Owner of a Policy or Certificate, as applicable, should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Policy or Certificate, as applicable, to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policy or Certificate, as applicable, from being treated as the owners of the underlying Separate Account assets.
In addition, the Code requires that the investments of the Separate Account be “adequately diversified” in order for the Policy or Certificate, as applicable, to be treated as life insurance contracts for federal income tax purposes. It is intended that the Separate Account, through its investment decisions, will satisfy these diversification requirements. If Portfolio shares are sold directly to tax-qualified retirement plans that later lose their tax-qualified status or to non-qualified plans, there could be adverse consequences under the diversification rules.
The following discussion assumes that the Policy or Certificate, as applicable, will qualify as a life insurance contract for federal income tax purposes.
Tax Treatment of Policy or Certificate Benefits
In General. We believe that the death benefit under a Policy or Certificate, as applicable, should generally be excludible from the gross income of the Beneficiary to the extent provided in Section 101 of the Code. Insurance proceeds may be taxable in some circumstances, such as where there is a transfer-for-value of a Policy or Certificate, as applicable, or where a business is the Owner of the Policy or Certificate, as applicable, covering the life of an employee, if certain notice and consent and other requirements are not satisfied.
Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or Beneficiary. A tax adviser should be consulted on these consequences.
Generally, the Owner will not be deemed to be in constructive receipt of the Policy or Certificate, as applicable, cash value until there is a distribution. When distributions from a Policy or Certificate, as applicable, occur, or when loans are taken out from or secured by a Policy or Certificate, as applicable, the tax consequences depend on whether the Policy or Certificate, as applicable, is classified as a modified endowment contract.
Modified Endowment Contracts. Under the Code, certain life insurance contracts are classified as modified endowment contracts, with less favorable tax treatment than other life insurance contracts. Given the flexibility of the Policies or Certificates, as applicable, as to premiums and benefits, the individual circumstances of each Policy or Certificate, as applicable, will determine whether it is classified as a MEC. In general, a Policy or Certificate, as applicable, will be classified as a MEC if the amount of premiums paid into the Policy or Certificate, as applicable, causes the Policy or Certificate, as applicable, to fail the “7-pay test.” A Policy or Certificate, as applicable, will fail
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the 7-pay test if at any time in the first seven Policy or Certificate years, as applicable, or in the seven years after a “material change,” the amount paid into the Policy or Certificate, as applicable, exceeds the sum of the level premiums that would have been paid at that point under a Policy or Certificate, as applicable, that provided for paid-up future benefits after the payment of seven level annual payments.
If there is a reduction in the benefits under the Policy or Certificate, as applicable, during a 7-pay testing period, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy or Certificate, as applicable, had originally been issued at the reduced Face Amount. If there is a “material change” in Policy’s or Certificate’s, as applicable, benefits or other terms, even after the first seven years, the Policy or Certificate, as applicable, may have to be retested as if it were a newly issued Policy or Certificate, as applicable. A material change may occur, for example, when there is an increase in the death benefit or the receipt of an unnecessary premium. Unnecessary premiums are premiums paid into a Policy or Certificate, as applicable, which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the most recent 7-pay testing period. To prevent your Policy or Certificate, as applicable, from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. In addition, a Policy or Certificate, as applicable, will be treated as a MEC if it is received in exchange for a life insurance contract that is a MEC. A current or prospective Owner should consult a tax adviser to determine whether a Policy or Certificate, as applicable, transaction will cause the Policy or Certificate, as applicable, to be classified as a MEC.
Distributions Other Than Death Benefits From Modified Endowment Contracts. Policies or Certificates, as applicable, classified as modified endowment contracts are subject to the following tax rules:
(1)	All distributions other than death benefits, including distributions upon surrender, withdrawals and distributions of Cash Surrender Value to the Owner in the case of certain Plans where there is no succeeding plan of insurance or the succeeding carrier is unable to accept the Cash Surrender Value, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner’s investment in the Policy or Certificate, as applicable, only after all gain has been distributed.
(2)	Loans taken from or secured by a Policy or Certificate, as applicable, classified as a modified endowment contract are treated as distributions and taxed accordingly.
(3)	A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner’s beneficiary. The foregoing exceptions generally do not apply to an Owner that is a non-natural person, such as a corporation.
If a Policy or Certificate, as applicable, becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy or Certificate, as applicable, within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy or Certificate, as applicable, that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.
Distributions Other Than Death Benefits From Policies or Certificates That Are Not Modified Endowment Contracts. Distributions other than death benefits, including distributions upon surrender, withdrawals and distributions of Cash Surrender Value to the Owner in the case of certain Plans where there is no succeeding plan of insurance or the succeeding carrier is unable to accept the Cash Surrender Value, from a Policy or Certificate, as applicable, that is not classified as a modified endowment contract are generally treated first as a non-taxable recovery of the Owner’s investment in the Policy or Certificate, as applicable, and only after the recovery of all investment in the Policy or Certificate, as applicable, as gain taxable as ordinary income. However, distributions
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during the first 15 Policy or Certificate, as applicable, years accompanied by a reduction in Policy or Certificate, as applicable, benefits, including distributions which must be made in order to enable the Policy or Certificate, as applicable, to continue to qualify as a life insurance contract for federal income tax purposes, are subject to different tax rules and may be treated in whole or in part as taxable income.
Loans from or secured by a Policy or Certificate, as applicable, that is not a modified endowment contract are generally not treated as distributions.
Finally, neither distributions nor loans from or secured by a Policy or Certificate, as applicable, that is not a modified endowment contract are subject to the 10 percent additional income tax.
Investment in the Policy or Certificate. Your investment in the Policy or Certificate, as applicable, is generally your aggregate premiums. When a distribution is taken from the Policy or Certificate, as applicable, your investment in the Policy or Certificate, as applicable, is reduced by the amount of the distribution that is tax-free.
Policy or Certificate Loans. In general, interest on a Policy or Certificate, as applicable, loan will not be deductible. If a Policy or Certificate, as applicable, loan is outstanding when a Policy or Certificate, as applicable, is exchanged, canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. In the case of an outstanding loan at the time of an exchange, the cancelled loan will generally be taxed to the extent of any Policy or Certificate, as applicable, gain.
Before taking out a Policy or Certificate, as applicable, loan, you should consult a tax adviser as to the tax consequences.
Withholding. To the extent that Policy or Certificate, as applicable, distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability. However, recipients can generally elect not to have tax withheld from distributions.
Life Insurance Purchases by Residents of Puerto Rico. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to federal income tax.
Multiple Policies or Certificates. All modified endowment contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includable in the Owner’s income when a taxable distribution occurs.
Accelerated Benefits Rider. In general, rider benefits may be received tax free by the Owner if the Insured is terminally ill or chronically ill, subject to certain limitations and conditions. However, benefits under the Accelerated Benefits Rider received by a business owner with respect to an insured employee will generally be taxable. You should consult a qualified tax adviser about the consequences of adding this rider to a Policy or Certificate, as applicable, or requesting payment under this rider.
Non-Individual Owners and Business Beneficiaries of Policies or Certificates. If a Policy or Certificate, as applicable, is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the Policy or Certificate, as applicable. In addition, under Code Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy or Certificate, as applicable, this Policy or Certificate, as applicable, could be treated as held by the business for purposes of the Code Section 264(f) entity-holder rules. Death benefits payable to a business owner on the life of an employee will generally be taxable if certain notice and consent and other requirements are not satisfied. In addition, benefits under the Accelerated
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Benefits Rider or Accelerated Death Benefit Settlement Option Rider, as applicable received by a business owner with respect to an insured employee will generally be taxable.
Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of a Policy or Certificate, as applicable, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy or Certificate, as applicable.
Estate, Gift and Generation-Skipping Transfer Taxes. The transfer of the Policy or Certificate, as applicable, or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies, the death proceeds will generally be includable in the Owner’s estate for purposes of federal estate tax if the Insured owned the Policy or Certificate, as applicable, retained incidents of ownership at death, or made a gift transfer of the Policy or Certificate, as applicable, within 3 years of death. If the Owner was not the Insured, the fair market value of the Policy or Certificate, as applicable, would be included in the Owner’s estate upon the Owner’s death.
Moreover, under certain circumstances, the Code may impose a generation-skipping transfer tax when all or part of a life insurance Policy or Certificate, as applicable, is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Policy or Certificate, as applicable, or from any applicable payment, and pay it directly to the IRS.
Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy or Certificate, as applicable, ownership and distributions under federal, state and local law. The individual situation of each Owner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy or Certificate, as applicable, proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.
In general, current rules provide for a $10 million estate, gift and generation-skipping transfer tax exemption (as indexed for inflation) and a top tax rate of 40 percent through the year 2025.
The complexity of the tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.
Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to a Policy or Certificate, as applicable, purchase.
Possible Tax Law Changes. Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the Policy or Certificate, as applicable, could change by legislation, regulation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy or Certificate, as applicable.
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We have the right to modify the Policy or Certificate, as applicable, in response to legislative or regulatory changes that could otherwise diminish the favorable tax treatment Owners currently receive. We make no guarantee regarding the tax status of any Policy or Certificate, as applicable, and do not intend the above discussion as tax advice.
Transfer of Issued Life Insurance Policies to Third Parties. If you transfer the Policy to a third party, including a sale of the Policy to a life settlement company, such transfer for value may be taxable. The death benefit will also be taxable in the case of a transfer for value unless certain exceptions apply. We may be required to report certain information to the IRS, as required under IRC section 6050Y and applicable regulations. You should consult with a qualified tax advisor for further information prior to transferring the Policy.
Our Income Taxes. Under current federal income tax law, we are not taxed on the Separate Account’s operations. Thus, currently we do not deduct a charge from the Separate Account for federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes or economic burdens we may incur.
Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.
Tax Credits and Deductions. The Company may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Separate Account or to the Policy or Certificate, as applicable, owners since the Company is the owner of the assets from which the tax benefits are derived.
ADDITIONAL BENEFITS AND RIDERS
In addition to the standard death benefit associated with your Policy, other standard and/or optional benefits may also be available to you. The following table summarizes information about those benefits. Information about the fees associated with each benefit included in the table may be found in the Fee Table. We currently offer the following riders under the Certificate, subject to state availability:
NAME OF BENEFIT	PURPOSE	IS BENEFIT STANDARD OR OPTIONAL?	BRIEF DESCRIPTION OF RESTRICTIONS OR LIMITATIONS
Waiver of Monthly Deductions Rider	This rider provides for the waiver of monthly deductions while the insured is totally disabled, including cost of insurance and monthly certificate expense charges, upon proof of disability.	Standard	Benefit is provided to you only if elected by your employer and may not be terminated. The Insured must have become disabled before age 65.
Children’s Term Insurance Benefit.	This rider provides term insurance in an amount selected at issue upon proof of death for any insured child.	Optional	Available only if elected by your employer. If coverage is applied for after certificate issue, may be subject to underwriting.
Spouse Term Insurance	This rider provides term	Optional	Available only if elected by
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NAME OF BENEFIT	PURPOSE	IS BENEFIT STANDARD OR OPTIONAL?	BRIEF DESCRIPTION OF RESTRICTIONS OR LIMITATIONS
Benefit.	insurance in an amount selected at issue upon proof of death of the insured’s spouse.		your employer If coverage is applied for after certificate issue, may be subject to underwriting.
Accelerated Death Benefit Settlement Option Rider	Under this rider, you may receive an accelerated payment of a portion of your death benefit if the Insured is terminally ill.	Standard	Payment under this rider may affect eligibility for benefits under state or federal law
Dollar Cost Averaging	Allows you to automatically transfer from the DWS Government Money Market Division to other Divisions a predetermined amount of money over a specified period of time.	Standard	You may not elect both Dollar Cost Averaging and Automatic Rebalancing at the same time.
Annual Automatic Portfolio Rebalancing	Allows you to automatically reallocate your Cash Value among the elected Divisions to return the allocation to the percentages you specify.	Standard	You may not elect both Dollar Cost Averaging and Automatic Rebalancing at the same time.
Additional Insurance Benefits
Waiver of Monthly Deductions Rider. This rider provides for the waiver of the monthly deductions while the Insured is totally disabled as defined in the Rider. The Insured must provide proof that they are unable to perform any other job for which the Insured is fit by education, training or experience. The Insured must have become disabled before age 65.
For example, if you are eligible for benefits under this rider, and have current premiums of $150 per month including a $50 optional investment premium, We will waive $100 per month so your life insurance coverage remains in force.
Children’s Life Insurance Rider. This rider provides for term insurance on the Insured’s children, as defined in the rider. To be eligible for insurance under the rider, the child to be insured must not be confined in a hospital at the time the application is signed. The death benefit will be payable to the named Beneficiary upon the death of any insured child. Upon receipt at our Administrative Office of proof of the Insured’s death before the rider terminates, the rider will be continued on a fully paid-up term insurance basis.
For example, if you have $5,000 of coverage under this rider, and your child dies while the child rider is in force, we will pay $5,000 in death benefit to the beneficiary upon the death of the child.
Spouse’s Life Insurance Rider. This rider provides term insurance on the Insured’s spouse, as defined in the rider. To be eligible for insurance under the rider, the spouse must provide evidence of insurability at the time the application is signed. The death benefit will be payable to the named Beneficiary upon the death of the spouse.
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Under this rider, if we receive at our Administrative Office proof of the Insured’s death before the Policy Anniversary nearest the spouse’s 65th birthday, a limited 60-day continuation and exchange period begins, during which this rider may be exchanged for a new fixed-benefit policy on the life of the spouse. The spouse’s life insurance rider differs from an actual Policy issued on an employees’ spouse in that the rider provides only term insurance on the life of the spouse and does not provide for the accumulation of its own cash value.
For example, if you have $10,000 of coverage under this rider, and your legal spouse dies while the spouse rider is in force, we will pay $10,000 in death benefit to the beneficiary upon the death of the spouse.
Accelerated Death Benefit Settlement Option Rider. This rider provides for the accelerated payment of a portion of death benefit proceeds in a single sum to you if the Insured is terminally ill and expected to die within less than 12 months (subject to state variations). Any irrevocable Beneficiary and assignees of record must provide written authorization in order for the Owner to receive the accelerated benefit. The amount of the death benefit. The amount of the death benefit payable under the rider will equal up to 85% of the Face Amount under the Certificate on the date we receive satisfactory evidence of the terminal illness as described above, less any Indebtedness. In general, rider benefits may be received tax free subject to certain limitations and conditions. You should consult a qualified tax adviser about the consequences of adding this rider to a Certificate or requesting an accelerated death benefit payment under this rider. We do not currently impose a charge for this rider. However, we reserve the right to deduct an administrative charge of $100 from the accelerated death benefit at the time it is paid.
The federal income tax consequences associated with adding or receiving benefits under the Accelerated Death Benefit Settlement Option are unclear. You should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting an accelerated death benefit payment under this rider.4
For example, If you are eligible for benefits under the Accelerated Benefits Rider and have a face amount of $100,000 with no cash value, you may elect to receive up to $85,000 of the death benefit proceeds (less any loans and loan interest) prior to Your death.
Automatic Investment Strategies
Dollar Cost Averaging. This investment strategy allows you to automatically transfer a predetermined amount of money from the DWS Government Money Market Division to a number of available Divisions of the Separate Account. Based on the elected investment allocations for this investment strategy, Dollar Cost Averaging occurs after the close of business on each Monthly Anniversary or after close of business on the next business day following each Monthly Anniversary should your Monthly Anniversary fall on a non-business day (weekend or holiday) as long as all other requirements are met. The portion of the Policy’s Cash Value in the DWS Government Money Market Division must be greater than or equal to $1000. The minimum total monthly transfer amount must be greater than or equal to $100.
Dollar Cost Averaging does not assure a profit or protect against a loss in declining markets. It involves continuous investment in securities regardless of price fluctuations. An investor should consider his/her ability to continue purchases in periods of low price levels.
For example, if you elected the Dollar Cost Averaging and selected $12,000 of cash value to be transferred from DWS Government Money Market Division to specified other Divisions that you choose, over a 12 month period we will $1,000 each month for 12 months.
Annual Automatic Portfolio Rebalancing. This investment strategy allows you to automatically reallocate your Cash Value among the elected Divisions to return the allocation to the percentages you specify. This rebalancing
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occurs annually after the close of business on your Policy anniversary or after the close of business on the next business day following your Policy anniversary should your Policy anniversary fall on a non-business day (holiday or weekend).
Annual Automatic Portfolio Rebalancing does not assure a profit or protect against a loss in declining markets.
For example, if you allocated 25% among four Divisions, at close of business on the next business day following your Policy anniversary should your Policy anniversary fall on a non-business day (holiday or weekend), we will transfer amounts among those four Divisions so that they 25% of your Policy’s cash Value is in each Division.
The automated transfers under these investment strategies will not count towards frequent transfer constraints or transfer limitations. However, we reserve the right to include them if we decide to restrict transfers under the terms of the contract.
DISTRIBUTION OF THE POLICIES
Distributing the Policies
MetLife Investors Distribution Company (“MLIDC”) is the principal underwriter and distributor of the Policies. MLIDC, which is our affiliate, also acts as the principal underwriter and distributor of other variable life insurance policies and variable annuity contracts that we, or our affiliated companies issue. We reimburse MLIDC for expenses MLIDC incurs in distributing the Policies.
MLIDC’s principal offices are located at 200 Park Avenue, New York, NY 10166. MLIDC is registered under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.
No commissions are paid for the sale of the Policies. However, we may compensate MetLife employees for referrals. We may also make various payments to selling firms and other third parties. (See “Compensation Paid to Selling Firms and Other Intermediaries.”)
Compensation Paid to Selling Firms and Other Intermediaries
MetLife enters into arrangements concerning the sale, servicing and/or renewal of MetLife group insurance and certain other group-related products (“Products”) with brokers, agents, consultants, third party administrators, general agents, associations, and other parties that may participate in the sale, servicing and/or renewal of such products (each an “Intermediary”). MetLife may pay your Intermediary compensation, which may include, among other things, base compensation, supplemental compensation and/or a service fee. MetLife may pay compensation for the sale, servicing and/or renewal of Products, or remit compensation to an Intermediary on your behalf. Your Intermediary may also be owned by, controlled by or affiliated with another person or party, which may also be an Intermediary and who may also perform marketing and/or administration services in connection with your Products and be paid compensation by MetLife.
Base compensation, which may vary from case to case and may change if you renew your Products with MetLife, may be payable to your Intermediary as a percentage of premium or a fixed dollar amount. MetLife may also pay your Intermediary compensation that is based upon your Intermediary placing and/or retaining a certain volume of
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business (number of Products sold or dollar value of premium) with MetLife. In addition, supplemental compensation may be payable to your Intermediary. Under MetLife’s current supplemental compensation plan (“SCP”), the amount payable as supplemental compensation may range from 0% to 8% of premium. The supplemental compensation percentage may be based on one or more of: (1) the number of Products sold through your Intermediary during a one-year period or other defined period; (2) the amount of premium or fees with respect to Products sold through your Intermediary during a one-year period; (3) the persistency percentage of Products in force through your Intermediary during a one-year period; (4) the block growth of the Products in force through your Intermediary during a one-year period; (5) premium growth during a one-year period; or (6) a flat amount, fixed percentage or sliding scale of the premium for Products as set by MetLife. The supplemental compensation percentage will be set by MetLife based on the achievement of the outlined qualification criteria and it may not be changed until the following SCP plan year. As such, the supplemental compensation percentage may vary from year to year, but will not exceed 8% under the current supplemental compensation plan.
The cost of supplemental compensation is not directly charged to the price of our Products, except as an allocation of overhead expense, which is applied to all eligible group insurance Products, whether or not supplemental compensation is paid in relation to a particular sale or renewal. As a result, your rates will not differ by whether or not your Intermediary receives supplemental compensation. If your Intermediary collects the premium from you in relation to your Products, your Intermediary may earn a return on such amounts. Additionally, MetLife may have a variety of other relationships with your Intermediary or its affiliates, or with other parties, that involve the payment of compensation and benefits that may or may not be related to your relationship with MetLife (e.g., insurance and employee benefits exchanges, enrollment firms and platforms, sales contests, consulting agreements, participation in an insurer panel, or reinsurance arrangements).
More information about the eligibility criteria, limitations, payment calculations and other terms and conditions under MetLife’s base compensation and supplemental compensation plans can be found on MetLife’s Web site at www.metlife.com/business-and-brokers/broker-resources/broker-compensation. Questions regarding Intermediary compensation can be directed to ask4met@metlifeservice.com, or if you would like to speak to someone about Intermediary compensation, please call (800) ASK 4MET.
Payments described above are not charged directly to Owners or the Separate Account. We intend to recoup these payments and other sales expenses through fees and charges deducted under the Certificate.
GENERAL PROVISIONS OF THE GROUP CONTRACT
Issuance
The Group Contract will be issued upon receipt of a signed application for Group Insurance signed by a duly authorized officer of the Employer, and acceptance by a duly authorized officer of the Company at its Administrative Office.
Premium Payments
The Contractholder will remit planned premium payments for Insureds of the Contractholder or an associated company in an amount authorized by the employee to be deducted from his or her wages. All planned premiums under a Group Contract must be specified in advance. The planned premium payment interval is agreed to by the Contractholder and us. Before each planned payment interval, we will furnish the Contractholder with a statement of the planned premium payments to be made under the Group Contract or such other notification as has been agreed to by the Contractholder and us.
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Grace Period
If the Contractholder does not remit planned premium payments in a timely fashion, the Group Contract will be in default. A grace period of 31 days begins on the date that the planned premiums were scheduled to be remitted. If the Contractholder does not remit premiums before the end of the grace period, the Group Contract will terminate. If the Group Contract provides for automatic continuation of coverage, the insurance coverage provided by the Policy will continue as an Individual Policy following the Group Contract’s termination, provided such insurance is not surrendered or cancelled by the Owner and provided the Owner pays the premium directly to the Company. If the Group Contract does not provide for automatic continuation of coverage, your Policy will cease and continuation of coverage may depend upon whether there is a succeeding plan of insurance. (See “Conversion Right Upon Termination of the Group Contract or Change in Insured’s Eligibility.”)
Termination
Except as described in “Grace Period” above, the Group Contract will be terminated immediately upon default. In addition, we may end a Group Contract or any of its provisions on 31 days’ notice. Some Group Contracts provide that if the Group Contract terminates, any Certificates in effect will remain in force on an individual basis, unless such insurance is surrendered or cancelled by the Owner. If a Certificate was issued in connection with such a Group Contract and if allowed by state law, the Certificate will be amended automatically to continue in force as an Individual Policy that will provide benefits that are identical to those provided under the Certificate. Other Group Contracts may not have such a continuation provision and if the Group Contract terminates, your Certificate will cease. If there is a succeeding plan of insurance, we will pay the succeeding carrier the Cash Surrender Value of your Certificate. If there is no succeeding carrier, or the succeeding carrier is unable to accept such Cash Surrender Value, we will pay the Cash Surrender Value to you, unless you elect to take a paid-up insurance option using your Cash Surrender Value as a single premium. (See “Conversion Right Upon Termination of the Group Contract or Change in Insured’s Eligibility.”)
Right to Examine Group Contract
The Contractholder may terminate the Group Contract within 20 days after receiving it, within 45 days after the application was signed or within 10 days of mailing a notice of the cancellation right, whichever is latest. To cancel the Group Contract, the Contractholder should mail or deliver the Group Contract to us at our Administrative Office.
Entire Contract
The Group Contract, with the attached copy of the Contractholder’s application and other attached papers, if any, is the entire contract between the Contractholder and us. All statements made by the Contractholder, any Owner or any Insured will be deemed representations and not warranties. Misstatements will not be used in any contest or to reduce a claim under the Group Contract, unless such misstatements are in writing. A copy of the application containing such misstatement must have been given to the Contractholder or to the Insured or to his Beneficiary, if any.
Incontestability
We cannot contest the Group Contract after it has been in force for two years from the date of issue.
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Ownership of Group Contract
The Contractholder owns the Group Contract. The Group Contract may be changed or ended by agreement between us and the Contractholder without the consent of, or notice to, any person claiming rights or benefits under the Group Contract. However, the Contractholder does not have any ownership interest in the Polices issued under the Group Contract. The rights and benefits under the Policies inure to the benefit of the Owners, Insureds, and Beneficiaries as set forth herein and in the Policies.
GENERAL MATTERS RELATING TO THE POLICY
Postponement of Payments
We usually pay the amounts of any surrender, partial withdrawal, death benefit proceeds or loan within 7 days after we receive all applicable written notices, permitted telephone, fax or Internet request, and/or due proof of death of the Insured. We may postpone such payments, however, whenever:
•	the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC;
•	the SEC by order permits postponement for the protection of Owners; or
•	an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account’s net assets.
The Company may defer payments on any amount from the General Account for not more than six months.
Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared your bank. We may use telephone, fax, internet or other means of communications to verify that payment from your check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. You may avoid the possibility of delay in disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check. If mandated by applicable law, the Company may be required to block your account and thereby refuse to pay any request for transfer, surrender, partial withdrawal, loan or death proceeds, until instructions are received from appropriate regulators. We also may be required to provide information about you and your account to government regulators.
Transfers, surrenders and partial withdrawals payable from the General Account and the payment of Policy loans allocated to the General Account may, subject to certain limitations, be delayed for up to six months. However, if payment is deferred for 30 days or more, the Company will pay interest at the rate of not less than 2 1/2% per year for the period of the deferment.
STATE VARIATIONS
This Prospectus describes all material features of the Policy. However, we will also issue you a Policy (Certificate or Individual Policy), which is a separate document from the Prospectus. There may be differences between the description of the Policy contained in this Prospectus and the Policy issued to you due to differences in state law. Please consult your Policy for the provisions that apply in your state. You should contact our Administrative Office to review a copy of your Policy and any applicable endorsements and riders.
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LEGAL PROCEEDINGS
In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.
It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife Investors Distribution Company to perform its contract with the Separate Account or of MetLife to meet its obligations under the Policies.
FINANCIAL STATEMENTS
The financial statements of the Company, Metropolitan Tower Life Insurance Company and the Paragon Separate Account B are contained in the Statement of Additional Information (SAI).
The financial statements of the Company and of Metropolitan Tower Life Insurance Company should be distinguished from the financial statements of the Separate Account, and should be considered only as bearing on the ability of the Company to meet its obligations under the Policies and of Metropolitan Tower Life Insurance Company, as guarantor, to meet its obligations under the guarantee agreement. For a free copy of these financial statements and/or the SAI, please call or write to us at our Administrative Office.
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GLOSSARY
Administrative Office — The service office of the Company. The mailing address is: MetLife GVUL; Suite 600; 11330 Olive Boulevard; St Louis, MO 63141. Unless another location is specified, all applications, notices and requests should be directed to the Administrative Office at the address above or, if permitted, to our facsimile number (866-347-4483). You may also contact us for information at 1-800-756-0124.
Attained Age — The Issue Age of the Insured plus the number of completed Policy Years.
Associated Companies — The companies listed in a Group Contract’s specifications pages that are under common control through stock ownership, contract or otherwise, with the Contractholder.
Beneficiary — The person(s) named in a Policy or by later designation to receive Policy proceeds in the event of the Insured’s death. A Beneficiary may be changed as set forth in the Policy and this Prospectus. Unless otherwise stated in the Certificate before the death of the Insured. If there is more than one Beneficiary at the death of the Insured, each will receive equal payments unless otherwise provided by the Owner.
Cash Value — The total amount that a Policy provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account, General Account (if applicable), and in the Loan Account.
Cash Surrender Value — The Cash Value of a Policy on the date of surrender, less any Indebtedness .
Certificate  — A document issued to Owners of Policies issued under Group Contracts, setting forth or summarizing the Owner’s rights and benefits.
Contractholder  — The employer, association, sponsoring organization or trust that is issued a Group Contract.
Division — A subaccount of the Separate Account. Each Division invests exclusively in an available underlying Portfolio.
Effective Date — The actual date coverage shall take effect which will be on or after the Issue Date.
Employee  — A person who is employed and paid for services by an employer on a regular basis. To qualify as an Employee, a person ordinarily must work for an employer at least 30 hours per week. MetLife may waive or modify this requirement at its discretion. An Employee may also include an independent contractor acting in many respects as an employee with a sponsoring employer. An Employee may include a partner in a partnership if the employer is a partnership.
Face Amount — The minimum death benefit under the Policy so long as the Policy remains in force.
Fund  —  An underlying mutual fund in which the Separate Account assets are invested.
General Account — The Certificate option where your money earns annual interest at a rate that will not be lower than the guaranteed minimum rate in effect on the issue date of your Group Policy which in no event will be lower than 4% (3% if the General Account is first made available under the Policy on or after May 1, 2011). We may credit higher rates of interest, but are not obligated to do so. This may not be available on all Policies as an option. The General Account is part of the Company’s general account.
Group Contract — A group flexible premium variable life insurance contract issued to the Contractholder by the Company.
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Indebtedness  — The sum of all unpaid Policy Loans and accrued interest charged on loans.
Individual Insurance — Insurance provided under a Group Contract or under an Individual Policy issued in connection with an employer-sponsored insurance program on an Employee or an Employee’s spouse.
Insured — The person whose life is insured under a Policy. The term may include both an Employee and an Employee’s spouse.
Investment Start Date — The date the initial premium is applied to the General Account and/or to the Divisions of the Separate Account. This date is the later of the Issue Date or the date the initial premium is received at our Administrative Office.
Issue Age — The Insured’s Age as of the date the Policy is issued.
Issue Date — The Issue Date is the date from which Policy Anniversaries, Policy Years, and Policy Months are measured.
Loan Account — The account of the Company to which amounts securing PolicyLoans are allocated. It is a part of the Company’s general account assets.
Loan Value — The maximum amount that may be borrowed under a Policy after the first Policy Anniversary.
Maturity Date — The Policy Anniversary on which the Insured reaches Attained Age 95.
Monthly Anniversary — The same date in each succeeding month as the Issue Date except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.
Net Premium — The premium less any premium expense charge, any charge to compensate us for anticipated higher corporate income taxes resulting from the sale of a Policy and, for Policies with Group A or Group B charge structure, any charge for premium taxes.
Owner (or you) — The Owner of a Policy , as designated in the application or as subsequently changed.
Policy  — Either the Certificate or the Individual Policy offered by the Company and described in this Prospectus. Under Group Contracts, the Policy may be issued on the employee or on the employee’s spouse.
Policy Anniversary — The same date each year as the Issue Date.
Policy Month — A month beginning on the Monthly Anniversary.
Policy Year — A period beginning on a Policy Anniversary and ending on the day immediately preceding the next Policy Anniversary.
Portfolio — A portfolio represents a class (or series) of stock of a Fund in which the a Division's assets are invested.
SEC (or the Commission) — The Securities and Exchange Commission.
Separate Account — Paragon Separate Account B, a separate investment account established by the Company to receive and invest the net premiums paid under the Policy.
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Spouse — An employee’s legal spouse. The term does not include a spouse who is legally separated from the employee.
Valuation Date — Each day that the New York Stock Exchange is open for regular trading.
Valuation Period — The period between two successive Valuation Dates, commencing at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on a Valuation Date and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date.
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APPENDIX A: PORTFOLIOS AVAILABLE UNDER THE POLICY
The following is a list of the Portfolios currently available under the Policy. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at dfinview.com/metlife/tahd/MET000242. You can also request this information at no cost by calling (800) 756-0124 or by sending an email request to GVUL-eservice@metlifecommercial.com.
The current expenses and performance information below reflects fees and expenses of the Portfolios, but does not reflect the other fees and expenses that the Policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.
INVESTMENT OBJECTIVE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2020)
			1 YEAR	5 YEAR	10 YEAR
Seeks to provide long-term capital growth by investing primarily in the common stocks of growth companies.	All-Cap Opportunities Portfolio* (formerly known as New America Growth Portfolio) - X T. Rowe Price Associates, Inc.	0.80%	44.37%	21.83%	17.28%
Seeks capital appreciation.	Brighthouse/Aberdeen Emerging Markets Equity Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Aberdeen Asset Managers Limited	0.94%	27.68%	13.84%	3.66%
Seeks long-term capital appreciation.	Contrafund ® Portfolio - Initial Class Fidelity Management & Research Company LLC	0.61%	30.57%	16.19%	13.52%
Seeks long-term growth of capital.	DWS CROCI® International VIP* - Class A DWS Investment Management Americas Inc.	0.88%	2.61%	5.62%	2.85%
Seeks maximum current income to the extent consistent with stability of principal.	DWS Government Money Market VIP - Class A DWS Investment Management Americas Inc.	0.42%	0.24%	0.78%	0.39%
Seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.	Equity-Income Portfolio - Initial Class Fidelity Management & Research Company LLC	0.53%	6.69%	10.69%	10.17%
Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	Freedom 2010 Portfolio - Initial Class Fidelity Management & Research Company LLC	0.45%	12.49%	8.37%	7.03%

INVESTMENT OBJECTIVE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2020)
			1 YEAR	5 YEAR	10 YEAR
Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	Freedom 2020 Portfolio - Initial Class Fidelity Management & Research Company LLC	0.53%	15.06%	10.00%	8.16%
Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	Freedom 2030 Portfolio - Initial Class Fidelity Management & Research Company LLC	0.59%	16.89%	11.58%	9.51%
Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	Freedom 2040 Portfolio - Initial Class Fidelity Management & Research Company LLC	0.67%	19.28%	12.77%	10.38%
Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	Freedom 2050 Portfolio - Initial Class Fidelity Management & Research Company LLC	0.67%	19.28%	12.76%	10.44%
Seeks to achieve capital appreciation.	Growth Portfolio - Initial Class Fidelity Management & Research Company LLC	0.62%	43.89%	21.32%	17.25%
Seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index.	Index 500 Portfolio - Initial Class Fidelity Management & Research Company LLC Subadviser: Geode Capital Management, LLC	0.10%	18.24%	15.09%	13.78%
Seeks a high level of income consistent with moderate fluctuations in principal value.	Limited-Term Bond Portfolio* - X T. Rowe Price Associates, Inc.	0.50%	4.71%	2.52%	1.77%
Seeks to track the performance of the Russell 2000® Index.	MetLife Russell 2000® Index Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Advisors, LLC	0.33%	19.62%	13.22%	11.21%
Seeks capital appreciation.	MFS ® Global Equity Series* - Initial Class Massachusetts Financial Services Company	0.92%	13.29%	12.20%	10.63%
Seeks capital appreciation.	MFS ® Growth Series - Initial Class Massachusetts Financial Services Company	0.73%	31.86%	20.28%	16.80%
Seeks long-term growth of capital.	Mid Cap Portfolio - Initial Class Fidelity Management & Research Company LLC	0.62%	18.19%	11.07%	9.50%

INVESTMENT OBJECTIVE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2020)
			1 YEAR	5 YEAR	10 YEAR
Seeks the highest total return over time consistent with an emphasis on both capital appreciation and income.	Moderate Allocation Portfolio* - X T. Rowe Price Associates, Inc.	0.86%	14.54%	10.24%	8.77%
Seeks capital appreciation.	Putnam VT Growth Opportunities Fund - Class IA Putnam Investment Management, LLC Subadviser: A	0.65%	39.09%	22.35%	17.24%
Seeks high current income. Capital growth is a secondary goal when consistent with achieving high current income.	Putnam VT High Yield Fund - Class IA Putnam Investment Management, LLC Subadviser: A	0.72%	5.50%	7.64%	5.99%
Seeks high current income consistent with what Putnam Investment Management, LLC believes to be prudent risk.	Putnam VT Income Fund - Class IA Putnam Investment Management, LLC Subadviser: A	0.57%	6.00%	5.28%	4.98%
Seeks capital growth and current income.	Putnam VT Large Cap Value Fund (formerly known as Putnam VT Equity Income Fund) - Class IA Putnam Investment Management, LLC Subadviser: A	0.57%	6.06%	11.53%	11.87%
Seeks long-term capital appreciation.	Putnam VT Sustainable Leaders Fund - Class IA Putnam Investment Management, LLC Subadviser: A	0.66%	29.04%	19.51%	15.49%
*	The Portfolio is subject to an expense reimbursement or fee waiver arrangement. The annual expenses shown reflect temporary fee reductions.

To learn more about the Policy, you should read the SAI dated the same date as this prospectus and is incorporated by reference into this prospectus. It includes additional information about the Policies and the Separate Account. For a free copy of the SAI please visit dfinview.com/metlife/tahd/MET000242 or call 1-800-756-0124 or write to us at our Administrative Office. To receive free personalized illustrations of death benefits and Cash Values, and to request other information about the Policy or to make inquiries, please call 1-800-756-0124 or write to us at our Administrative Office. The mailing address for our Administrative Office is: MetLife GVUL; Suite 600; 11330 Olive Boulevard; St. Louis, MO 63141.
Reports and other information about the Separate Account are available on the Commission's website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
EDGAR ID: C000018812

April 30, 2021
Group And Individual Flexible Premium Variable Life Insurance Policies (Multi Manager II)
Issued by Paragon Separate Account B Metropolitan Life Insurance Company
Direct all correspondence and inquiries to the Administrative Office:
METLIFE GVUL
Suite 600, 11330 Olive Boulevard St. Louis, Mo 63141
Phone number: (800) 756-0124
PROSPECTUS
This Prospectus describes flexible premium variable life insurance policies (the “Contracts”) offered by Metropolitan Life Insurance Company (the “Company,” “Metropolitan Life,” “MetLife,” “we,” “our,” or “us”) which are designed for use in employer-sponsored insurance programs. When a Group Contract is issued, Certificates showing the rights of the Owners and/or Insureds will be issued under the Group Contract. We will amend a Certificate issued under a Group Contract so that it will continue in force as an Individual Policy in certain circumstances. The terms of the Certificate and the Individual Policy differ only with respect to provisions relating to the Group Contract that do not apply to the Individual Policy. Definitions of Group Contract, eligible participants, actively at work requirement, and the provisions regarding termination of the Group Contract do not appear in the Individual Policy. The Certificate and the Individual Policy are collectively referred to in this Prospectus as “Policy” or “Policies.”
This Prospectus also describes a guarantee provided by Metropolitan Tower Life Insurance Company (“Met Tower Life” or the “Guarantor”) of MetLife’s obligations under certain Policies originally issued by Paragon Life Insurance Company and assumed by MetLife as a result of the merger of Paragon Life Insurance Company with MetLife on May 1, 2006, with MetLife as the surviving company.
The Policy is a long-term investment designed to provide significant life insurance benefits for the Insured. This Prospectus provides information that a prospective owner should know before investing in the Policy. An Owner (also “you”) should consider the Policy in conjunction with other insurance you own.
If you are a new investor in the Policy you may cancel your Policy generally within 20 days (or such longer period as state law requires) of your receipt of the Policy or, if later, 45 days after you sign the application for coverage. You may return the Policy during this period for a refund. We will refund an amount equal to all premiums paid under the Policy. You should review this prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
You may allocate net premiums to the General Account and/or to the Divisions of Paragon Separate Account B (the “Separate Account”) (Divisions may be referred to as “Divisions” in your Policy and marketing materials). Each Division invests solely in a Portfolio of a Fund. As noted in Appendix A below, not all Portfolios are available under all Policies.
Please note that the Policy and the Portfolios are not guaranteed to achieve their goals, are not federally insured, are not endorsed by any bank or government agency, and are subject to risks, including the loss of the amount invested.
Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved the Policy or determined that this Prospectus is adequate or complete. Any representation to the contrary is a criminal offense.
IMPORTANT INFORMATION
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a Portfolio’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from us. Instead, the shareholder reports will be made available on dfinview.com/metlife/tahd/MET000233, and you will be notified by mail each time a shareholder report is posted and provided with a website link to access the shareholder report.
If you already elected to receive your shareholder report electronically, you will not be affected by this change, and you need not take any action. You may elect to receive shareholder reports and other communications electronically, including Portfolio prospectuses and other information we send you by calling us at (800)756-0124.
If you wish to continue to receive shareholder reports in paper on and after January 1, 2021, we will continue to send you all future reports in paper, free of charge. Please call (800) 756-0124 if you wish to continue receiving paper copies of the Portfolios’ shareholder reports. Your election to receive shareholder reports in paper will apply to all Portfolios available under your Policy.

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KEY INFORMATION
Important Information You Should Consider About the Policy
	FEES AND EXPENSES			LOCATION IN PROSPECTUS
Charges for Early Withdrawals	None			—
Transaction Charges	You may be subject to transaction charges that may apply if you surrender your Policy or make a partial withdrawal. You also may be charged for other transactions, such as when you make a premium payment, transfer cash value between investment options or exercise your Accelerated Death Benefit Option.			“Charges and Deductions — Transaction Charges”
Ongoing Fees and Expenses (annual charges)	In addition to charges described above, an investment in the Policy is subject to certain ongoing fees and expenses, including a mortality and expense risk charge, a monthly deduction covering the cost of insurance under the Policy, monthly administrative charge and optional benefits added by rider, and such fees and expenses are set based on characteristics of the insured (e.g., the age and rate class of the covered person) as well as the Group characteristics. Please refer to the specifications page of your Policy for applicable rates.
	You will also bear expenses associated with the Portfolios available under your Policy, as shown in the following table:			Charges and Deductions — Monthly Deduction” “Charges and Deductions — Mortality and Expense Risk Charge” “Charges and Deductions — Portfolio Charges and Expenses”
	ANNUAL FEE	MIN.	MAX.
	Investment options (Portfolio fees and charges)	0.10%	1.16%
	RISKS			LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in this Policy.
Not a Short-Term Investment	The Policies are designed to provide insurance protection. They should not be used as a short-term investment or if you need ready access to cash, because you will be charged when you make premium payments and you will also pay a transaction fee on partial withdrawals.			“Principal Risks”
Risks Associated with Investment Options	An investment in this Policy is subject to the risk of poor investment performance and can vary depending on the performance of the Portfolios available under the Policy. Each investment option (including any General Account investment option) has its own unique risks. You should review the investment options before making an investment decision.			“Principal Risks”
Insurance Company Risks	Investments in the Policy are subject to the risks related to Metropolitan Life including any obligations (including under any General Account investment options), guarantees, and benefits of the Policy are subject to the claims paying ability of Metropolitan Life. If Metropolitan Life experiences financial distress, it may not be able to meet its obligations to you. More information about Metropolitan Life, including its financial strength ratings, is available upon request by calling call 1-800-756-0124 or visiting: https://www.metlife.com/about-us/corporate-profile/ratings/.			“Principal Risks”
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	RISKS	LOCATION IN PROSPECTUS
Contract Lapse	Your Policy may lapse if you have paid an insufficient amount of premiums or if the investment experience of the Portfolios is poor and the cash surrender value under your Policy is insufficient to cover the monthly deduction. Lapse of a Policy on which there is an outstanding loan may have adverse tax consequences. If the Policy lapses, no death benefit will be paid. A Policy may be reinstated if the conditions for reinstatement are met including the payment of required premiums.	“Principal Risks”
	RESTRICTIONS	LOCATION IN PROSPECTUS
Investments	At the present time, no charge is assessed against the cash value of a Policy when amounts are transferred among the Divisions of the Separate Account and between the Division and the General Account, but we reserve the right to impose a charge of $25 to cover administrative costs incurred in processing any transfer in excess of 12 in a Policy year. Policy owners may transfer cash value between and among the investment divisions and the General Account. Restrictions may apply to frequent transfers.
	Metropolitan Life reserves the right to remove or substitute portfolio companies as investment options that are available under the Policy.	“Features of the Policy — Transfers”
Optional Benefits	Rider availability is subject to your employer making the rider available. Depending upon your Employer’s requirements, certain Policy riders may only be able to be added to in force Policies during the Employer’s annual enrollment.	“Features of the Policy — Additional Benefits and Riders”
	TAXES	LOCATION IN PROSPECTUS
Tax Implications	Consult with a tax professional to determine the tax implications of an investment in and payments received under this Policy.
Withdrawals will be subject to ordinary income tax, and may be subject to tax penalties.
	Lapse of a Policy on which there is an outstanding loan may have adverse tax consequences	“Federal Tax Matters”
	CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
Investment Professional Compensation	Your investment professional may receive compensation relating to your ownership of a Policy. These investment professionals may have a financial incentive to offer or recommend the Policy over another investment.	“Distribution of the Group Policy and the Policies”
Exchanges	Some investment professionals may have a financial incentive to offer you a new policy in place of your current Policy. You should only exchange your Policy if you determine, after comparing the features, fees, and risks of both policies, that it is better for you to purchase the new policy rather than continue to own your existing Policy.	“Distribution of the Group Policy and the Policies”
OVERVIEW OF THE POLICY
Purpose of the Policy
The Policy is designed for use in employer-sponsored life insurance programs to provide employees who elect coverage tax deferred accumulation of assets through an investment portfolio and a death and/or other benefits.
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The Policy may be appropriate for an investor who has a longer time horizon, is not purchasing the Policy for short-term liquidity needs and desires life insurance coverage.
Premium Payments
Where provided by an Employer, the minimum initial premium and the planned premium will be remitted to us by the Employer on your behalf pursuant to a premium payment schedule (the “Payroll Deduction Plan”). You must authorize the amount of the premiums remitted by the Employer. If the Employer does not provide a Payroll Deduction Plan, you must pay the minimum premium and the planned premium directly to us. In addition to planned premiums, you may send unscheduled premium payments directly to us at any time and in any amount, subject to the minimum and maximum premium limitations. No insurance will take effect until the minimum initial premium set forth in the specifications pages of the Policy is paid, and the health and other conditions, including eligibility of the insured described in the application for insurance, must not have changed. The Contractholder or employer will pay the initial premium on your behalf. The initial premium for a Policy must at least equal one-twelfth (1/12th) of the planned annual premium for the Policy set forth in the specifications pages. Every premium payment (other than a planned premium) paid must be at least $20. We will not accept any premium payment that would cause your total premiums to exceed current maximum premium limitations that qualify the Policy as life insurance according to federal tax laws. The planned premium is an amount that you arrange to pay for the Policy that is based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Policy. You are not required to pay premiums equal to the planned premium. Premium payments made directly to us should be sent to our Administrative Office. The payment of a given premium will not necessarily guarantee that your Policy will remain in force. Rather, this depends on the Policy’s cash surrender value. Insufficient premiums may result in lapse of the Policy. Premiums may be allocated among the investment options including the General Account. Additional information about each Portfolio including its investment objective, advisers and any sub-advisers as well as current expenses and certain performance information is included in Appendix A.
Features of the Policy
The Policy has a number of features designed to provide lifetime insurance coverage as well as maximum flexibility in connection with premium payments and death benefits, including flexibility to change the type and amount of the death benefit; flexibility in paying premiums; loan privileges; surrender privileges; and optional insurance benefits.
Standard Death Benefit. We pay death benefit proceeds to the Beneficiary once we have received satisfactory proof of the Insured’s death, or to you, before the Insured’s death and under circumstances described in available riders. The death benefit proceeds equal the death benefit PLUS any additional benefit provided by rider and MINUS any outstanding Indebtedness and any unpaid monthly deductions.
You may choose between two standard death benefit options available under the Policy. After the first Policy Anniversary, you may change the death benefit option while the Policy is in force. Changing the death benefit option may have tax consequences. We calculate the amount payable under each death benefit option as of the end of the Valuation Period that includes the Insured’s date of death.
•	Death Benefit Option A is a “Level Type” death benefit equal to the Face Amount of the Policy, or, if greater, a percentage of Cash Value based on federal tax law requirements.
•	Death Benefit Option B is an “Increasing Type” death benefit equal to the Face Amount of the Policy plus the Cash Value or, if greater, a percentage of Cash Value based on federal tax law requirements. This option is the only option presented for purchase for certain Group Contracts and employer-sponsored programs.
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So long as a Policy remains in force, the death benefit under either option will be at least equal to the current Face Amount. The death benefit will never be less than the minimum amount required for the Policy to be treated as life insurance under U.S. Federal income tax rules, as in effect on the date the Policy was issued.
Surrenders. At any time that a Policy is in effect, you may elect to surrender the Policy and receive its Cash Surrender Value. A surrender may have tax consequences.
Partial Withdrawals. After the first Policy Year, you may request to withdraw part of the Cash Surrender Value once each Policy Month. Partial withdrawals may have federal income tax consequences and may increase the risk that your Policy will lapse (terminate without value).
Transfers. Subject to certain restrictions, you may transfer Cash Value among the Divisions of the Separate Account and/or the General Account, if applicable. (An Owner has additional transfer rights under the Policy, including, but not limited to, the conversion privilege by which, within the first 2 years of the Issue Date of the Policy, an Owner may, upon written request, convert a Policy still in force to a fixed benefit life insurance policy.) There are restrictions on transfers involving the General Account. We may restrict transfers in the future or even revoke the transfer privilege for certain Policy Owners. For additional information on the restrictions we may impose on transfers and the costs and risks to you that can result from disruptive trading activities, see “Transfers.”
Loans. After the first Policy Anniversary, you may borrow against the Cash Value of the Policy. We transfer a portion of the Cash Value equal to the amount of the loan, and an amount equal to the present value of the loan interest due, from each Division of the Separate Account and/or the General Account to the Loan Account as collateral for the loan. The maximum amount you may borrow is an amount equal to 85% of the Cash Value on the date the loan is requested less any outstanding Indebtedness and any contingent deferred sales charge. We charge interest on the amount of the Policy Loan at an annual rate of 8%. We will credit interest on amounts in the Loan Account at an annual rate of at least 5%. Loans may have tax consequences.
Additional Benefits and Riders. We offer several optional insurance benefits and riders that provide supplemental benefits under the Policy. These are the Waiver of Monthly Deductions Rider, and the Accelerated Death Benefit Settlement Option Rider. We generally deduct any monthly charges for these options and riders from the Cash Value as part of the monthly deduction. These riders may not be available in all states and some Group Contracts or employer-sponsored insurance programs may not offer certain riders. Please contact us at our Administrative Office for further details.
FEE TABLES
The following tables describe the fees and expenses that you will pay when buying, owning, and surrending or making withdrawals from the Policy. We may charge fees and use rates that are lower than the maximum guaranteed charges reflected in the tables.
The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender or make withdrawals from the Policy, or transfer cash between investment options.
Transaction Charges
Charge	When Charge Deducted	Maximum Amount Deducted
Maximum Premium Expense Charge (load)
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Charge	When Charge Deducted	Maximum Amount Deducted
• For Policies issued under Group Contracts	Upon receipt of each premium payment	None
• For Policies treated as individual contracts under Omnibus Budget Reconciliation Act of 1990		1.00% of each premium payment
Premium Tax Charge	Upon Receipt of Premium Payment	2.25% of each premium payment
Partial Withdrawal Charge	Upon each partial withdrawal from the Policy	$25 (1)
Transfer charge	Upon transfer in excess of 12 in a Policy Year	$25 per transfer(2)
Accelerated Benefits Rider Administrative Charge	At the time an accelerated death benefit is paid	$100 (2)
(1)	The partial withdrawal charge is the lesser of $25.00 or 2% of the amount withdrawn.
(2)	We are currently waiving this charge.
The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy not including Portfolio fees and expenses.
Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge Deducted	Maximum Amount Deducted
Base Contract Charge:
Cost of Insurance(1)
• Minimum and Maximum Charge	Monthly	$0.15 to $31.67 per $1,000 of net amount at risk
• Charge for a Representative Insured(2)		$0.45 per $1,000 net amount at risk
Administrative Charge(3)	Monthly	$6.00
Mortality and Expense Risk Charge(4)	Daily	0.90% (annually) of the net assets of each Division of the Separate Account
Loan Interest Spread(5)	Each Policy Anniversary	3.0%
Optional Benefit Charges:
Waiver of Monthly Deductions During Total Disability Rider(1)
• Minimum and Maximum Charge(6)	Monthly	$0.10 to $0.31 per $1,000 net amount at risk
• Charge for a Representative Insured(2)		$0.10 per $1,000 net amount at risk
(1)	Cost of insurance rates vary based on the Insured’s attained age and rate class. The cost of insurance charges shown in the table may not be typical of the charges you will pay. More detailed information concerning your cost of insurance charges is available on request from our Administrative Office.
(2)	A representative Insured is a person with an attained age of 45, actively at work.
(3)	The maximum administrative charge we can apply to Policies under any Group Contract can vary but will not exceed the amounts in the table. Please refer to your Policy Schedule Page for the administrative charge that applies to your Policies.
(4)	The Mortality and Expense Risk Charge is currently 0.75% (annually) of the net assets of each Division of the Separate Account.
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(5)	The maximum amount of interest we charge is 8% and the minimum amount of interest we credit is 5% for a maximum loan interest spread of 3%.
(6)	The maximum charge for these riders does not increase the maximum charge outlined under the maximum charge of the Cost of Insurance Charge.
Annual Portfolio Operating Expenses
The next table shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Policy. A complete list of the Portfolios available under the Policy, including their annual expenses, may be found in Appendix A at the back of this document.
	Minimum	Maximum
Total Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.10%	1.16%
PRINCIPAL RISKS
Investment Risk
If you invest your Cash Value in one or more Divisions of the Separate Account, then you will be subject to the risk that the investment performance of the Divisions will be unfavorable and that the Cash Value will decrease. An investment in this Portfolio is subject to the risk of poor investment performance and can vary depending on the performance of the Portfolios available under the Portfolio. Each investment option (including any General Account option) has its own unique risks. You should review the investment options before making an investment decision. A comprehensive discussion of the risks of each of the Portfolios may be found in each Portfolio’s prospectus. Please refer to the prospectuses for the Portfolios for more information. There is no assurance that any of the Portfolios will achieve its stated investment objective. In addition, we deduct Policy fees and charges from your Cash Value, which can significantly reduce your Cash Value. During times of poor investment performance, this deduction will have an even greater impact on your Cash Value. You COULD lose everything you invest and your Policy could lapse without value, unless you pay additional premium.
If you allocate premiums to the General Account, then we credit your Cash Value (in the General Account) with a declared rate of interest. You assume the risk that the interest rate on the General Account may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4%.
Risk of an Increase in Current Fees and Expenses
Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.
Policy Lapse
If your Cash Surrender Value is not enough to pay the monthly deduction and other charges, your Policy may enter a 62-day grace period. A shorter grace period applies to the Contractholder (the employer) of the Group Contract. We will notify you that the Policy will lapse (terminate without value) unless you make sufficient payment during the grace period. Your Policy also may lapse if your Indebtedness exceeds your Cash Value on any Monthly Anniversary. If either of these situations occurs, your Policy will be in default and you must pay a specified amount of new premium to prevent your Policy from lapsing. Subject to certain conditions and our underwriting rules, you
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may reinstate a lapsed Policy within five years after the date of lapse and before the Maturity Date. In certain situations your Policy may also terminate if your employer ends its participation in the Group Policy.
Limitations on Access to Cash Value
We limit partial withdrawals of cash value from the Policies. You may not take a partial withdrawal in the first Policy year. Thereafter, you may make up to one partial withdrawal each Policy Month. The minimum amount of a partial withdrawal, net of any transaction charges, is currently $200. The minimum amount that can be withdrawn from any one Division is the lesser of $50 or the Policy’s Cash Value in that Division. The maximum amount that can be withdrawn, including the partial withdrawal transaction charge, is the Loan Value.
Limitations on Transfers
We do not currently charge for transfers, but we reserve the right to charge up to $25 per transfer to cover administrative costs incurred in processing any transfer in excess of 12 in a Policy year, except for transfers under the Automated Investment Strategies. We have adopted procedures to limit excessive transfer activity. In addition, each Portfolio may restrict or refuse certain transfers among, or purchases of shares in their Portfolios as a result of certain market timing activities. You should read each Portfolio’s prospectus for more details. The minimum amount that you must transfer is currently $250, or, if less, the Policy’s Cash Value in a Division.
Tax Treatment
To qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code (the “Code”). Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable upon death of the Insured will never be less than the minimum amount required for a Policy to be treated as life insurance under Section 7702 of the Code, as in effect on the date the Policy was issued.
Depending on the total amount of premiums you pay, the Policy may be treated as a “modified endowment contract” (“MEC”) under Federal tax laws. If a Policy is treated as a MEC, then surrenders, partial withdrawals and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial withdrawals, and loans taken before you reach age 59 1/2.
Under current federal income tax law, the taxable portion of distributions from variable life contracts is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends.
You should consult a qualified tax adviser for assistance in all Policy-related tax matters.
Surrender and Partial Withdrawals (Short-Term Investment Risk)
We designed the Policy to meet long-term financial goals. To best realize the benefits available through the Policy — including the benefit of tax deferred build-up of Cash Value, you should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if
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you intend to surrender all or part of the Policy in the near future. The policy is not suitable as a short-term savings vehicle. A surrender, in whole or in part, may have tax consequences and may increase the risk that your Policy will lapse.
We assess a partial withdrawal transaction charge equal to the lesser of $25 or 2% of the amount withdrawn. A partial withdrawal may reduce the Face Amount as well as the death benefit. In certain circumstances, the reduction of the death benefit resulting from a partial withdrawal also may affect the cost of insurance charge and the amount of insurance protection afforded under a Policy. Partial withdrawals may have tax consequences and may increase the risk that your Policy will lapse.
Loans
A Policy Loan, whether or not repaid, will affect Cash Value over time because we subtract the amount of the Policy Loan from the Divisions of the Separate Account and/or the General Account and hold that amount in the Loan Account. This loan collateral does not participate in the investment performance of the Divisions of the Separate Account.
We reduce the amount we pay on the Insured’s death, surrender, or the maturity of the Policy, by the amount of any Indebtedness. Your Policy may lapse (terminate without value) if the Indebtedness exceeds the Cash Value on any Monthly Anniversary.
A Policy Loan may have tax consequences. If you surrender the Policy or allow the Policy to lapse or if the Policy terminates while a Policy Loan is outstanding, the amount of the outstanding Indebtedness, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly.
Other Matters
The novel coronavirus COVID-19 pandemic is causing illnesses and deaths. This pandemic, other pandemics, and their related major public health issues are having a major impact on the global economy and financial markets. Governmental and non-governmental organizations may not effectively combat the spread and severity of such a pandemic, increasing its harm to the Company. Any of these events could materially adversely affect the Company’s operations, business, financial results, or financial condition.
Cybersecurity
Cybersecurity breaches can be intentional or unintentional events, and can occur through unauthorized access to computer systems, networks or devices; infection from computer viruses or other malicious software code; or attacks that shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality. Cybersecurity breaches can interfere with our processing of transactions, including the processing of transfer orders from our website or with the Portfolios; impact our ability to calculate cash values; cause the release and possible destruction of confidential Policy Owner or business information; or impede order processing or cause other operational issues. Although we continually make efforts to identify and reduce our exposure to cybersecurity risk, there is no guarantee that we will be able to successfully manage this risk at all times.
Insurance Company Risks
Policies are subject to the risks related to Metropolitan Life, including any obligations, guarantees, and benefits of the Policy are subject to the claims paying ability of Metropolitan Life. If Metropolitan Life experiences financial distress, it may not be able to meet its obligations to you. More information about Metropolitan Life, including its financial strength ratings, is available upon request by calling 1-800-756-0124.
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ISSUING THE POLICY
General Information
The Policies described in this Prospectus are designed for use in employer-sponsored insurance programs and are issued in the form of Certificates pursuant to Group Contracts entered into between the Company and Contractholders.
The Contractholder (employer) owns the Group Contract, but does not have any ownership interest in the Policies issued under the Group Contract. Rights and benefits under the Policies inure to the benefit of the Owners (generally, Employees), Insureds and Beneficiaries as set forth herein.
Generally, a Policy is available for Insureds between Issue Ages 17-70 who supply satisfactory evidence of insurability. We may issue Policies to individuals falling outside that range of Issue Ages, or decline to issue Policies to individuals within that range of Issue Ages. The Insured under a Policy is usually an employee of the Contractholder or sponsoring employer or the employee’s spouse.
Currently, the minimum initial Face Amount is generally $25,000. The maximum Face Amount varies by Plan. We reserve the right to modify at any time our minimum Face Amount on new contracts. The Owner may change the Face Amount (subject to the minimum and maximum amounts applicable to his or her Policy) and the death benefit option, but in certain cases evidence of insurability may be required. (See “Policy Benefits — Death Benefit.”)
On behalf of Owners, the Contractholder will make planned premium payments under the Group Contract equal to an amount authorized by employees to be deducted from their wages. In addition, Owners may pay additional premiums.
For some Group Contracts, if there is sufficient Cash Surrender Value, the individual insurance provided by the Certificate will continue should the Group Contract cease or the employee’s employment end. For other Group Contracts, continuation of coverage depends on whether there is a succeeding plan of insurance. (See “Conversion Right upon Termination of the Group Contract or Change in Insured’s Eligibility.”)
Procedural Information
We generally will issue a Group Contract to employers whose Employees and/or their spouses meet the eligibility requirements for Owners (and/or Insureds) under the Group Contract. The class(es) of Employees covered by a particular Group Contract is/are set forth in that Group Contract’s specifications pages.
We will issue the Group Contract upon receipt and acceptance at our Administrative Office of an application for a group insurance signed by an appropriate officer of the employer. (See “General Provisions of the Group Contract — Issuance.”) Individuals (i.e., eligible Employees and/or their spouses) wishing to purchase a Policy under a Group Contract must complete the appropriate application for individual insurance and submit it to our authorized representative or us at our Administrative Office. We will issue to each Contractholder a Certificate to give to each Owner.
We will amend a Certificate issued under a Group Contract automatically so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges:
•	to persons who wish to continue coverage after a Group Contract has terminated;
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•	to persons who wish to continue coverage after they no longer are employed by the Group Contractholder.
Acceptance of an application is always subject to our underwriting rules, and we reserve the right to reject an application for any reason permitted by law.
Employee Eligibility. To be eligible to purchase a Policy, an Employee must be actively at work at the time he or she submits the application for Individual Insurance. In addition, the Contractholder may determine specific classes to which the Employee must belong to be eligible to purchase a Policy. “Actively at work” means that the Employee must work for the Contractholder or sponsoring employer at the Employee’s usual place of work (or such other places as required by the Contractholder or sponsoring employer) for the full number of hours and the full rate of pay set by the employment practices of the employer. Ordinarily the time worked per week must be at least 30 hours. We reserve the right to waive or modify the “actively at work” requirement.
The Contractholder also may require that an individual be its Employee as of a certain date or for a certain period of time. We will set forth this date or time period in the Group Contract specifications pages. Employees of any Associated Companies of the Contractholder will be considered Employees of the Contractholder. If the employer is a partnership, a partner may be an eligible Employee.
Guaranteed Issue. We generally will issue the Policy applied for by the Employee pursuant to our guaranteed issue underwriting procedure. We offer the guaranteed issue procedure only when an Employee is first given the opportunity to purchase a Policy. Under this procedure, the Employee is only required to answer qualifying questions in the application for Individual Insurance; the Employee is not required to submit to a medical or paramedical examination. The maximum Face Amount that an Employee can generally apply for under the guaranteed issue procedure (“Guaranteed Issue Amount”) varies by Group Contract or employer-sponsored insurance program.
Simplified Underwriting. We will follow simplified underwriting procedures rather than guaranteed issue procedures if:
•	the Face Amount exceeds the Guaranteed Issue Amount described above;
•	the Policy has previously been offered to the Employee;
•	the requirements for guaranteed issue set forth in the application for Individual Insurance are not met; or
•	the Policy is offered through programs for which guaranteed issue underwriting is not available.
Under simplified underwriting procedures, the Employee must respond satisfactorily to certain health questions in the application. A paramedical exam may be required. We will then determine whether a Policy can be issued.
(The underwriting method followed will affect cost of insurance rates. See “Charges and Deductions — Cost of Insurance Rates.”)
Issue Date. The Issue Date is used to determine Policy Anniversaries, Policy Years, and Policy Months. The effective date for all coverage provided in the original application for Individual Insurance will not take effect until:
•	the appropriate application for Individual Insurance is signed;
•	the initial premium has been paid prior to the Insured’s death;
•	the Insured is eligible for the Policy; and
•	the information in the application is determined to be acceptable to the Company.
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Right to Examine Policy (Free Look Right).
Initial Free Look Period. The free look period begins when you receive your Policy. The free look period generally ends within 20 days (or such longer period as state law requires) of your receiving the Policy or, if later, 45 days after you sign the application for coverage. During the free look period, any premiums that we have received will be allocated to the Divisions of the Separate Account and/or, if applicable, the General Account, in accordance with your instructions. You may return the Policy during this period for a refund. We will refund an amount equal to all premiums paid under the Policy.
To cancel the Policy, you should mail or deliver the Policy directly to us at our Administrative Office. A refund of premiums paid by check may be delayed until the check has cleared the Owner’s bank. (See “General Matters Relating to the Policy — Postponement of Payments.”)
Free Look for Increase in Face Amount. Similarly, you may cancel an increase in Face Amount within 20 days from the date you received the new Policy specifications pages for the increase.
If you cancel the Face Amount increase, you may request that we refund the amount of the additional charges deducted in connection with the increase. If no request is made, we will increase the Policy’s Cash Value by the amount of these additional charges. We will allocate this amount among the Divisions and/or, if applicable, the General Account, in the same manner as it was deducted.
Ownership Rights
The Policy belongs to the person named in the application, unless later changed. The Owner is usually the same as the Insured unless the application specifies a different person as the Owner or the Owner is changed thereafter. If the Owner is not the Insured and dies before the Insured, the Owner’s interest will go to his or her estate unless otherwise provided. Before the Maturity Date, Owners may exercise their rights and privileges under the Policies, subject to the right of any assignee of record and any irrevocably designated beneficiary. The principal rights of the Owner include selecting and changing the beneficiary, changing the Owner, and assigning the Policy. Changing the Owner or assigning the Policy may have tax consequences. After the Maturity Date, the Owner cannot change the payee or the mode of payment of death benefit proceeds, unless otherwise provided in the Policy.
We reserve the right to limit or modify the manner in which an Owner may exercise the rights and privileges under the Policy. For example, we reserve the right to limit the number of Policy changes to one per Policy Year and to restrict such changes in the first Policy Year. Currently, no change may be made during the first Policy Year. For this purpose, changes include increases or decreases in Face Amount and changes in the death benefit option. No change will be permitted that would result in the death benefit under a Policy being included in gross income for failure to meet the requirements of Section 7702 of the Code or any applicable successor provision.
We will send all reports and other notices described herein or in the Policy directly to the Owner.
Modifying the Policy
Any modification or waiver of our rights or requirements under the Policy must be in writing and signed by our president or a vice president. No agent may bind us by making any promise not contained in the Policy.
Upon notice to you, we may modify the Policy:
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•	to conform the Policy, our operations, or the Separate Account’s operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, or our Company, or the Separate Account is subject;
•	to assure continued qualification of the Policy as a life insurance contract under the federal tax laws; or
•	to reflect a change in the Separate Account’s operation.
If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that governs the Policy, we reserve the right to amend the provision to conform to these laws.
PREMIUMS
Minimum Initial Premium
No insurance will take effect until the minimum initial premium is paid, and the health and other conditions, including eligibility of the insured described in the application for insurance, must not have changed. The Contractholder or employer will pay the initial premium on your behalf. The initial premium for a Policy must at least equal one-twelfth (1/12th) of the planned annual premium for the Policy set forth in the specifications pages. The planned annual premium is an amount that you arrange to pay for the Policy that is based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Policy. (See “Premium Flexibility” below.) You are not required to pay premiums equal to the planned annual premium.
We will apply the initial premium to a Policy on the Investment Start Date. We will apply subsequent premiums as of the Valuation Date we receive the premiums. (See “Allocation of Net Premiums and Cash Value.”) Premiums will be “received” on a Valuation Date when we receive at our Administrative Office, before the New York Stock Exchange closes for regular trading (usually 4:00 p.m. Eastern time), the premium as well as the supporting documentation necessary for us to determine the amount of premium per Policy. Notwithstanding the foregoing, premiums that the Contractholder remits to cover the next monthly charges due are allocated to, and deducted from, a Policy’s Cash Value on the Monthly Anniversary and therefore do not participate in the investment experience of the Separate Account.
If mandated by applicable law, the Company may be required to reject a premium payment until instructions are received from appropriate regulators. We also may be required to provide additional information about you and your account to government regulators.
Premium Flexibility
After the initial premium, and subject to the limitations described below, premiums may be paid in any amount and at any interval. Under Group Contracts the planned annual premium usually will be paid by the Contractholder on behalf of the Owner pursuant to a planned premium payment schedule. A planned premium payment schedule provides for premium payments in a level amount at fixed intervals (usually monthly) agreed to by the Contractholder and us. The Owner must authorize the amount of the premiums paid by the Contractholder. Please note that if the Contractholder does not remit premiums on a timely basis in accordance with the planned premium payment schedule, you may not participate in investment experience under the policy until the premium has been received and credited to the Policy in accordance with our established administrative procedures. You may skip planned premium payments. Making planned premium payments does not guarantee that the Policy will remain in force. The Policy will not necessarily lapse if you fail to make planned premium payments. (See “Policy Lapse and Reinstatement.”)
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An Owner may make unscheduled premium payments at any time and in any amount, subject to the minimum and maximum premium limitations described below. Unscheduled premium payments should be sent to our Administrative Office. The payment of an unscheduled premium payment may have federal income tax consequences.
Continuance of Insurance under Certain Group Contracts
Failure of the Contractholder to pay the planned premium payments authorized by its employees may cause the Group Contract to terminate. For some Group Contracts, if there is sufficient Cash Surrender Value to prevent the Policy from lapsing, the Individual Insurance provided by the Certificate will automatically continue even if the Group Contract terminates. Individual Insurance also will continue if the Employee’s employment with the Contractholder terminates. (See “Conversion Right upon Termination of the Group Contract or Change in Insured’s Eligibility.”) In either circumstance, an Owner of a Certificate converted by amendment to an Individual Policy must establish a new schedule of planned premiums. Under the new schedule, the planned annual premium must remain the same, and the planned payment intervals may be no more frequent than quarterly. We will send you instructions on where to send your premium payments when we send you your amended Certificate.
Premium Limitations
Every premium payment paid must be at least $20. We do not accept payment of premiums in cash or by money order.
We have established procedures to monitor whether aggregate premiums paid under a Policy exceed the current maximum premium limitations that qualify the Policy as life insurance according to federal tax laws. We will not accept any premium payment that would cause your total premiums to exceed those limits. If a premium payment would cause your total premiums to exceed the maximum premium limitations, we will accept only that portion of the premium that would make total premiums equal the maximum amount that may be paid under the Policy. We will return any part of the premium in excess of the maximum premiums directly to you upon discovery of the excess payment, but in no event later than 60 days after the end of the Policy Year in which payment is received.
Modified Endowment Contracts
Under federal tax laws, certain life insurance contracts are classified as modified endowment contracts, which receive less favorable tax treatment than other life insurance contracts. If we receive a premium payment that, together with the remaining scheduled premium payments for the Policy year, would cause a Policy to become a MEC, we will accept only that portion of the premium below the MEC limits. We will return any excess amounts directly to you. We will apply premium payments over the MEC limits only when you instruct us to do so in a writing that acknowledges that application of such amounts will result in the Policy becoming a MEC. We will notify you when we believe that a premium payment will cause a Policy to become a modified endowment contract. You may request that we refund any premium received that would cause the Policy to become a MEC.
Allocation of Net Premiums and Cash Value
When you apply for a Policy, you give us instructions to allocate your net premiums to one or more Divisions of the Separate Account and/or, if applicable, the General Account. If you fail to provide allocation instructions, we may allocate your net premiums as described in the application. We will allocate your net premiums according to the following rules:
•	The minimum percentage of any allocation to an investment option is 10 percent of the net premium.
•	Allocation percentages must be in whole numbers and the sum of the percentages must equal 100.
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•	The initial net premium will be allocated on the Investment Start Date, which is the later of the Issue Date or the date we receive the initial premium at our Administrative Office.
•	We will allocate net premiums (after the initial net premium) as of the date we receive them at our Administrative Office according to the premium allocations currently in effect for your Policy, unless otherwise specified.
•	You may change the allocation instructions for additional net premiums without charge at any time by providing us with written notice. Any change in allocation will take effect at the end of the Valuation Period during which we receive the change.
•	There are limitations on the amount of net premium that may be allocated to the General Account. (See “The General Account — Restrictions on Allocations and Transfers to the General Account.”)
Investment returns from amounts allocated to the Divisions of the Separate Account will vary with the investment performance of the Divisions and will be reduced by Policy charges. You Bear the Entire Investment Risk for Amounts you Allocate to the Divisions. Investment performance will affect the Policy’s Cash Value, and may affect the death benefit as well. You should periodically review your allocation of premiums and values in light of market conditions and overall financial planning requirements.
If you send your premium payments or transaction requests to an address other than the one that we have designated for receipt of such premium payments or requests, we may return the premium payment to you, or there may be a delay in applying the premium payment or transaction to your Policy.
THE COMPANY AND THE GENERAL ACCOUNT
The Company
Metropolitan Life Insurance Company (“MetLife” or the “Company”) is a provider of insurance, annuities, employee benefits and asset management. We are also one of the largest institutional investors in the United States with a general account portfolio invested primarily in fixed income securities (corporate, structured products, municipals, and government and agency) and mortgage loans, as well as real estate, real estate joint ventures, other limited partnerships and equity securities, at December 31, 2020. The Company was incorporated under the laws of New York in 1868. The Company’s office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc.
Obligations to Owners and Beneficiaries that arise under the Policy are obligations of MetLife.
Prior to May 1, 2006, the Policies were issued by Paragon Life Insurance Company. These Policies are now Policies of MetLife as a result of the merger of Paragon Life Insurance Company with MetLife as the surviving company. Additionally, as discussed below, insurance obligations under the Policies originally issued by Paragon Life Insurance Company prior to May 1, 2006 are now guaranteed by Metropolitan Tower Life Insurance Company (“Met Tower Life” or the “Guarantor”).
Guarantee of Insurance Obligations
Policies issued before May 1, 2006 are subject to a guarantee. Under this guarantee, Met Tower Life is responsible for ensuring that there will be sufficient funds to meet obligations under the Policies. Insurance obligations under the Policies include, without limitation, any death benefits payable under the Policies and withdrawals of Cash Value. The guarantee does not guarantee the amount of Cash Value or the investment performance of the Divisions available under the Policy. In the event an Owner of such a Policy presents a legitimate claim for payment, Met
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Tower Life will pay such claim directly to the Owner if MetLife is unable to make such payment. This guarantee is enforceable by such Owners against Met Tower Life directly without any requirement that Owners first file a claim against MetLife. The guarantee agreement is binding on Met Tower Life, its successors or assignees and Met Tower Life’s obligations under the guarantee agreement will terminate only if the guarantee is assigned to an organization having a financial rating from certain specified rating agencies equal to or better than Met Tower Life’s rating. With respect to the guarantee, Met Tower Life is relying on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934.
Met Tower Life is a stock life insurance company originally incorporated under the laws of the State of Delaware in 1982 and currently subject to the laws of the state of Nebraska. Met Tower Life is licensed to issue business in fifty states and the District of Columbia. Met Tower Life is a direct wholly-owned subsidiary of MetLife, Inc. The principal executive offices of Met Tower Life are located at 200 Park Avenue, New York, NY 10166. Prior to April 30, 2018, the guarantee was issued by General American Life Insurance Company (“General American”). On April 27, 2018, following the close of business, General American merged into Met Tower Life and Met Tower Life replaced General American as the issuer of the guarantee.
The General Account
The General Account is part of the Company’s general account. The general account consists of all assets owned by MetLife other than those in the Separate Account and other separate accounts. We own the assets in the general account and we use these assets to support our insurance and annuity obligations other than those funded by our separate investment accounts. These assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over the investment of the assets of the general account. We guarantee that the amounts allocated to the General Account will be credited interest daily at a net effective annual interest rate of at least 4%. The principal, after charges and deductions, also is guaranteed. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion.
Restrictions on Allocations and Transfers to the General Account. We may, from time to time, adjust the extent to which an Owner may allocate premiums or Cash Value to the General Account (the “maximum allocation percentage”). Such adjustments may not be uniform in all Policies. The initial General Account maximum allocation percentage is shown on the Policy’s specifications page.
Restrictions on Partial Withdrawals and Transfers from the General Account. After the first Policy Year, an Owner may withdraw a portion of Cash Value from the General Account. The minimum amount that can be withdrawn from the General Account is the lesser of $50 or the Policy’s Cash Value in the General Account. An Owner may also transfer amounts between the General Account and the Divisions of the Separate Account in an amount not less than $250. We are not currently enforcing these restrictions but reserve our right to do so in the future.
The total amount of transfers and withdrawals in a Policy Year may not exceed the greater of:
•	the Policy’s Cash Surrender Value in the General Account at the beginning of the Policy Year, multiplied by the withdrawal percentage limit shown on the Policy’s specifications page, or
•	the previous Policy Year’s General Account maximum withdrawal amount.
We are not currently enforcing this restriction for partial withdrawals but reserve our right to do so in the future. It is important to note that since we are enforcing the restrictions on transfers from the General Account, it could take a number of years to fully transfer a current balance in the General Account to the Divisions of the Separate Account. You should keep this in mind when considering whether an allocation of Cash Value to the General
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Account is consistent with your risk tolerance and time horizon. The total amount available for withdrawal may not exceed the total Cash Surrender Value of the Policy.
Transfers and Partial Withdrawals from the General Account are also subject to the general provisions regarding transfers and partial withdrawals. (See “Surrenders and Partial Withdrawals” and “Transfers.”)
The Loan Account is part of the general account.
We have not registered interests in the General Account under the Securities Act of 1933, nor have we registered the General Account as an investment company under the 1940 Act.
THE SEPARATE ACCOUNT AND THE PORTFOLIOS
The Separate Account
The Separate Account was established as a separate investment account on January 4, 1993 and is subject to New York law. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) and meets the definition of a “separate account” under federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or the Company by the SEC. The Separate Account may be used to support other variable insurance policies we issue.
The investment adviser to certain of the Portfolios offered with the Group Contract or with other group contracts issued through the Separate Account may be regulated as a Commodity Pool Operator. While MetLife does not concede that the Separate Account is a commodity pool, MetLife has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodities Exchange Act (“CEA”), and is not subject to registration or regulation as a pool operator under the CEA.
The Separate Account is divided into Divisions, each of which invests in shares of a Portfolio. Income and both realized and unrealized gains or losses from the assets of the Separate Account are credited to or charged against that Separate Account without regard to income, gains, or losses from any other business the Company may conduct.
We segregate the assets in the Separate Account from our General Account assets. The assets in the Separate Account shall at least equal the Separate Account reserves and other liabilities under the Policies. Under applicable state insurance law, assets equal to the reserves and other liabilities under the Policies are not chargeable with liabilities arising out of any other business of MetLife. If the assets in the Separate Account exceed the reserves and other liabilities under the Policies, then we may, from time to time in the normal course of business, transfer the excess to our General Account. Such excess amounts may include, without limitation, amounts representing fees and charges incurred, but not yet deducted from the Separate Account. Before making any such transfers, we will consider any possible adverse impact the transfer may have on the Separate Account.
We are obligated to pay all amounts promised to investors under the Policy. The assets of the Separate Account may not be used to pay any liabilities of MetLife other than those arising under the Policy or other products funded by the Separate Account. Any such amount that exceeds the Policy’s Cash Value in the Separate Account is paid from our General Account. Death benefit amounts and any optional benefits paid from the General Account are subject to the financial strength and claims paying ability of the Company and our long term ability to make such payments. We issue other life insurance policies and annuity contracts where we pay all money we owe under those policies and contracts from our General Account. MetLife is regulated as an insurance company under state law,
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which includes, generally, limits on the amount and type of investments in its General Account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.
We do not guarantee any money you place in the Divisions of the Separate Account. The value of each Division of the Separate Account will increase or decrease, depending on the investment performance of the corresponding Portfolio. You could lose some or all of your money.
The Portfolios
The Portfolios available under the Policy including each Portfolio name, investment objective, adviser, sub-adviser, current expenses and average annual total returns of each Portfolio are set forth in Appendix A. Each Portfolio Prospectus and Statement of Additional Information contain information about each Portfolio and may be obtained by visiting dfinview.com/metlife/tahd/MET000233 or calling 1-800-756-0124.
Each Division of the Separate Account invests solely in shares of a Portfolio. Each Portfolio is part of a mutual fund that is registered with the SEC as an open-end, management investment company. This registration does not involve supervision of the management or investment practices or policies of the Portfolios or the mutual funds by the SEC.
The assets of each Portfolio are held separate from the assets of the other Portfolios, and each Portfolio has investment objectives and policies that are generally different from those of the other Portfolios. The income or losses of one Fund generally have no effect on the investment performance of any other Portfolio.
In addition to the Separate Account, the Portfolios may sell shares to other separate accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans, or to certain pension and retirement plans qualifying under Section 401 of the Code. It is possible that, in the future, material conflicts could arise as a result of such “mixed and shared” investing.
These Portfolios are not available for purchase directly by the general public, and are not the same as other Mutual Fund portfolios with very similar or nearly identical names that are sold directly to the public. The investment objectives and policies of certain Portfolios are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the Portfolios may differ from the results of these other portfolios. There can be no guarantee, and no representation is made, that the investment results of any of the Portfolios will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager.
There is no assurance that any of the Portfolios will achieve its stated objective. For example, an investment in a money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any governmental agency and, during periods of low interest rates, the yields of money market Divisions may become extremely low and possibly negative. More detailed information, including a description of risks and expenses, is in the prospectuses for the Portfolios.
Certain payments we receive with regard to the Portfolios. An investment adviser or subadviser of a Portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing and support services with respect to the Policies and, in the Company’s role as an intermediary, with respect to the Portfolios. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. Owners, through their indirect investment in the Portfolios, bear the costs of
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these advisory fees. (See the Portfolios' prospectuses for more information.) The amount of the payments we receive is based on a percentage of assets of the Portfolios attributable to the Policies and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.
Additionally, an investment adviser or subadviser of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Policies and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliates) with increased access to persons involved in the distribution of the Policies.
On August 4, 2017, MetLife, Inc. completed the separation of Brighthouse Financial, Inc. and its subsidiaries (“Brighthouse”) where MetLife, Inc. retained an ownership interest of 19.2% common stock outstanding of Brighthouse Financial, Inc. In June 2018, MetLife, Inc. sold Brighthouse Financial, Inc. common stock in exchange for MetLife, Inc. senior notes and Brighthouse was no longer considered a related party. At December 31, 2020, MetLife, Inc. held no shares of Brighthouse Financial, Inc. for its own account; however, certain insurance company separate accounts managed by MetLife held shares of Brighthouse Financial, Inc. Brighthouse subsidiaries include Brighthouse Investment Advisers, LLC, which serves as the investment adviser for the Brighthouse Funds Trust I and Brighthouse Funds Trust II. We and our affiliated companies have entered into agreements with Brighthouse Investment Advisers, LLC, Brighthouse Funds Trust I and Brighthouse Funds Trust II whereby we receive payments for certain administrative, marketing and support services described in the previous paragraphs. Currently, the Funds in Brighthouse Funds Trust I and Brighthouse Funds Trust II are only available in variable annuity contracts and variable life insurance policies issued by Metropolitan Life Insurance Company and its affiliates, as well as Brighthouse Life Insurance Company and its affiliates. As of December 31, 2020, approximately 88% of Fund assets held in Separate Accounts of Metropolitan Life Insurance Company and its affiliates were allocated to Portfolios in Brighthouse Funds Trust I and Brighthouse Funds Trust II. Should we or Brighthouse Investment Advisers, LLC decide to terminate the agreements, we would be required to find alternative Portfolios which could have higher or lower costs to the Owner. In addition, the amount of payments we receive could cease or be substantially reduced which would have a material impact on our financial statements.
Selection of Portfolios. We select the Portfolios offered through the Policy based on a number of criteria, including asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio's adviser or sub-adviser is one of our affiliates or whether the Portfolio, its adviser, its sub-adviser(s), or an affiliate will make payments to us or our affiliates. For additional information on these arrangements, see “Certain Payments We Receive with Regard to the Portfolios” above. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new premium payments and/or transfers of Cash Value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Owners. In some cases, we have included Portfolios based on recommendations made by selling firms. These broker-dealer firms may receive payments from the Funds they recommend and may benefit accordingly from the allocation of Cash Value to such Portfolios. We do not provide investment advice and do not recommend or endorse any particular Portfolio. You bear the risk of any decline in the Cash Value of your Policy resulting from the performance of the Portfolios you have chosen.
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Addition, Deletion, or Substitution of Portfolios. We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of the Portfolios that are held by the Separate Account or that the Separate Account may purchase. We reserve the right to (i) eliminate the shares of any of the Portfolios and (ii) substitute shares of another fund if the shares of a Portfolio are no longer available for investment, or further investment in any Portfolio becomes inappropriate in view of the purposes of the Separate Account. New or substitute Portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not substitute any shares without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law.
We also reserve the right to establish additional Divisions of the Separate Account. We will establish new Divisions when marketing needs or investment conditions warrant. Any new Division will be made available to existing Owners on a basis to be determined by the Company. If approved by the SEC, to the extent required by the 1940 Act or other applicable law, we may also:
•	eliminate or combine one or more Divisions;
•	substitute one Division for another Division; or
•	transfer assets between Divisions if marketing, tax, or investment conditions warrant.
We will notify all Owners of any such changes.
If we deem it to be in the best interests of persons having voting rights under the Policy, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be:
•	operated as a management company under the 1940 Act;
•	deregistered under that Act in the event such registration is no longer required; or
•	combined with other separate accounts of the Company.
To the extent permitted by applicable law, we may transfer the assets of the Separate Account associated with the Policy to another separate account.
We cannot guarantee that the shares of the Portfolios will always be available. The Portfolios each sell shares to the Separate Account in accordance with the terms of a participation agreement between the Portfolio distributors and us. Should this agreement terminate or should shares become unavailable for any other reason, the Separate Account will not be able to purchase the existing Portfolio shares. Should this occur, we will be unable to honor your requests to allocate Cash Values or premium payments to the Divisions of the Separate Account investing in such shares. In the event that a Portfolio is no longer available, we will take reasonable steps to obtain alternative investment options.
Voting Portfolio Shares. Although we are the legal owner of the Portfolio shares held in the Separate Account Divisions, and have the right to vote on all matters submitted to shareholders of the Portfolios, we will vote our shares only as Owners instruct, so long as such action is required by law.
Before a vote of a Portfolio's shareholders occurs, Owners will receive voting materials. We will ask each Owner to instruct us on how to vote and to return his or her proxy to us in a timely manner. Each Owner will have the right to instruct us on the number of Portfolio shares that corresponds to the amount of Cash Value he or she has in that Portfolio (as of a date set by the Portfolio).
If we do not receive voting instructions on time from some Owners, we will vote those shares in the same proportion as the timely voting instructions we receive and, therefore, the outcome of the vote could be decided by a few
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Owners who provide timely voting instructions. Should federal securities laws, regulations, or interpretations change, we may elect to vote Portfolio shares in our own right. If required by state insurance rules, or if permitted under federal regulation, under certain circumstances we may disregard certain Owner voting instructions.
POLICY VALUES
Cash Value
The Cash Value of the Policy equals the sum of all values in the General Account (if applicable), the Loan Account, and each Division of the Separate Account. The Cash Value is determined first on the Investment Start Date, and then on each Valuation Date. The Cash Value has no guaranteed minimum amount, and may be more or less than premiums paid.
The Policy’s Cash Value varies from day to day, depending on the investment performance of the chosen Divisions, interest we credit to the General Account, charges we deduct, and any other transactions (e.g., transfers, partial withdrawals, and loans). We do not guarantee a minimum Policy Cash Value.
Cash Surrender Value
The Cash Surrender Value is the amount we pay to you upon surrender of a Policy. We determine the Cash Surrender Value at the end of the Valuation Period when we receive your written surrender request. Cash Surrender Value at the end of any Valuation Day equals Cash Value as of such date, MINUS any outstanding Indebtedness and any accrued and unpaid monthly deduction.
Cash Value in the General Account
On each Valuation Date, the Cash Value in the General Account will equal:
•	the amount of the Net Premiums allocated or Cash Value transferred to the General Account; PLUS
•	interest at a rate of at least 4% per year; PLUS
•	any excess interest which we credit and any amounts transferred into the General Account; LESS
•	the sum of all Policy charges allocable to the General Account and any amounts deducted from the General Account in connection with partial withdrawals or transfers to the Separate Account.
Cash Value in Each Separate Account Division
The Policy’s Cash Value in the Separate Account equals the sum of the Policy’s Cash Value in each Division of the Separate Account. We compute the Cash Value in a Division at the end of each Valuation Date by multiplying the number of accumulation units of Cash Value in each Division by the accumulation unit value for that Division. More detailed information concerning these computation methods is available from our Administrative Office.
Net Investment Factor. The Net Investment Factor measures the investment performance of a Division during a Valuation Period. The Net Investment Factor increases to reflect investment income and capital gains (realized and unrealized) for the shares of the Portfolios and decreases to reflect any capital losses (realized or unrealized) for the shares of the underlying portfolio.
Number of Accumulation Units. The number of units in any Division of the Separate Account at the end of any Valuation Day equals:
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•	the initial accumulation units purchased at the unit value on the Issue Date; plus
•	accumulation units purchased with additional net premiums; plus
•	accumulation units purchased via transfers from another Division, the General Account, or the Loan Account; minus
•	accumulation units redeemed to pay for monthly deductions; minus
•	accumulation units redeemed to pay for partial withdrawals; minus
•	accumulation units redeemed as part of a transfer to another Division, the General Account, or the Loan Account.
Every time you allocate or transfer money to or from a Separate Account Division, we convert that dollar amount into accumulation units. We determine the number of accumulation units we credit to or subtract from a Policy by dividing the dollar amount of the transaction by the accumulation unit value for that Division at the end of the Valuation Period.
Accumulation Unit Value. We determine an accumulation unit value, based upon the Net Investment Factor method, for each Division of the Separate Account to reflect how investment performance affects the Cash Value. Accumulation unit values will vary among Divisions, and may increase or decrease from one Valuation Period to the next. The accumulation unit value of any Division at the end of any Valuation Period equals:
•	the value of the net assets of the Division at the end of the preceding Valuation Period; plus
•	the investment income and capital gains, realized or unrealized, credited to the net assets of that Division during the Valuation Period for which the unit value is being determined; minus
•	the capital losses, realized or unrealized, charged against those net assets during the Valuation Period; minus
•	any amount charged against the Division for taxes, or any amount set aside during the Valuation Period by the Company as a provision for taxes attributable to the operation or maintenance of the Division; minus
•	the daily mortality and expense risk charge (a charge not to exceed 0.90% annually); divided by
•	aggregate accumulation units outstanding in the Division at the end of the preceding Valuation Period.
POLICY BENEFITS
Standard Death Benefit
As long as the Policy remains in force, we will pay the death benefit proceeds to the Beneficiary once we receive at our Administrative Office (i) satisfactory proof of the Insured’s death, (ii) instructions on how to pay the proceeds and (iii) any other documents, forms and information we need. We may require you to return the Policy. (If the Beneficiary dies before the Insured, we will generally pay the insurance proceeds, in a single sum, to the Owner, or, if the Owner is not living, to the Owner’s estate.) Payment of death benefit proceeds will not be affected by termination of the Group Contract, the employer-sponsored insurance program, or an employee’s employment.
Death benefit proceeds equal:
•	the death benefit (described below); PLUS
•	any additional insurance provided by rider; MINUS
•	any unpaid monthly deductions; MINUS
•	any outstanding Indebtedness.
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An increase in Face Amount will increase the death benefit, and a decrease in Face Amount will decrease the death benefit. We may further adjust the amount of the death proceeds under certain circumstances.
If you have a rider permitting the accelerated payment of death benefit proceeds, the death benefit may be paid in a single sum before the death of the Insured, and would be less than otherwise would be paid upon the death of the Insured.
Payment of the Death Benefit
Death benefit proceeds under the Policy ordinarily will be paid within 7 days after we receive proof of the Insured’s death and all other documentation required at our Administrative Office. Payment may, however, be postponed in certain circumstances. See “General Matters Relating to the Policy — Postponement of Payments.” The death benefit will be reduced by any outstanding Indebtedness and any due and unpaid Monthly Deduction accruing during a grace period.
We will pay the proceeds in one sum, including either by check, by placing the amount in an account that earns interest, or by any other method of payment that provides the Beneficiary with immediate and full access to the proceeds. We will pay interest on the proceeds as required by the applicable state law.
Unless otherwise requested and subject to state law, the Policy’s death proceeds will generally be paid to the Beneficiary through a settlement option called the Total Control Account. The Total Control Account is an interest-bearing account through which the Beneficiary has immediate and full access to the proceeds, with unlimited draft writing privileges. We credit interest to the account at a rate that will not be less than a guaranteed minimum annual effective rate. You may also elect to have any Policy surrender proceeds paid into a Total Control Account established for you.
Assets backing the Total Control Account are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum annual effective rate. Because we bear the investment experience of the assets backing the Total Control Account, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.
Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of three to five years from the date any death benefit is due and payable. For example, if the payment of a death benefit has been triggered, and after a thorough search, we are still unable to locate the beneficiary of the death benefit, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the policy owner last resided, as shown on our books and records. (“Escheatment” is the formal, legal name for this process.) However, the state is obligated to pay the death benefit (without interest) if your beneficiary steps forward to claim it with the proper documentation and within certain mandated time periods. To prevent your Policy’s death benefit from being paid to the state’s abandoned or unclaimed property office, it is important that you update your beneficiary designation — including complete names and complete address — if and as they change. You should contact our Administrative Office in order to make a change to your beneficiary designation.
Standard Death Benefit Options
The Policy provides two death benefit options: a “Level Type” death benefit (“Option A”) and an “Increasing Type” death benefit (“Option B”). Under certain Group Contracts and employer-sponsored insurance programs, however,
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Option B may be the only death benefit option presented. We calculate the amount available under each death benefit option as of the date of the Insured’s death.
Under Option A, the death benefit is:
•	the current Face Amount of the Policy or, if greater,
•	the applicable percentage of Cash Value on the date of death.
The applicable percentage is 250% for an Insured Attained Age 40 or below on the Policy Anniversary before the date of the Insured’s death. For Insureds with an Attained Age over 40 on that Policy Anniversary, the percentage is lower and gradually declines with age until it reaches 100% at age 95.
Under Option B, the death benefit is:
•	the current Face Amount plus the Cash Value of the Policy or, if greater,
•	the applicable percentage of the Cash Value on the date of death. The applicable percentage is the same as under Option A.
Which Death Benefit Option to Choose. Owners who prefer to have favorable investment performance reflected in higher death benefits for the same Face Amount generally should select Option B. Owner who prefer to have premium payments and favorable investment performance reflected to the maximum extent in Cash Value should select Option A.
The amount of the death benefit may vary with the amount of the Cash Value. Under Option A, the death benefit will vary as the Cash Value varies whenever the Cash Value multiplied by the applicable percentage exceeds the Face Amount. Under Option B, the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount).
Changing Death Benefit Options
After the first Policy Anniversary, you may change the death benefit option. We reserve the right to limit the number of changes in death benefit options to one per Policy Year. A request for a change must be made directly to us in writing. The effective date of such a change will be the Monthly Anniversary on or following the date we receive the change request. If an increase in Face Amount precedes or occurs concurrently with a change in death benefit option, the cost of insurance charge may be different for the amount of the increase.
Changing the death benefit option may result in a change in Face Amount. If an Owner changes from Option A to Option B, the Face Amount after the change will equal the Face Amount before the change LESS the Cash Value on the effective date of the change. Any written request to change from Option A to Option B must be accompanied by satisfactory evidence of insurability. We will not accept a change from Option A to Option B if doing so would reduce the Face Amount to less than $25,000. If an Owner changes from Option B to Option A, the Face Amount after the change will equal the Face Amount before the change PLUS the Cash Value on the effective date of change. We will not impose any charges in connection with a change from death benefit Option B to Option A. Changing the death benefit option also may have tax consequences and may affect the net amount at risk over time (which would affect the monthly cost of insurance charge). However, we will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Code. You should consult a tax adviser before changing death benefit options.
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Changing Face Amount
You select the Face Amount when applying for the Policy. Subject to certain limitations set forth below, you may increase or decrease the Face Amount of a Policy (without changing the death benefit option) after the first Policy Anniversary. We reserve the right to limit changes in the Face Amount to one per Policy Year. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect your cost of insurance charge. Changing the Face Amount also may have federal income tax consequences and you should consult a tax adviser before doing so.
Face Amount Increases. You may increase the Face Amount by submitting a written request and providing satisfactory evidence of insurability. If approved, the increase will become effective on the Monthly Anniversary on or following receipt at our Administrative Office of the satisfactory evidence of insurability. The Insured must have an Attained Age of 80 or less on the effective date of the increase. The amount of the increase may not be less than $5,000, and the Face Amount may not be increased to more than the maximum Face Amount for that Policy. The maximum Face Amount varies by Plan. However, in connection with a particular Group Contract, we may establish a substantially higher Face Amount for Policies issued under that Contract. Although an increase need not necessarily be accompanied by additional premium, the Cash Surrender Value in effect immediately after the increase must be sufficient to cover the next monthly deduction. An increase in the Face Amount may result in certain additional charges. For example, we determine the cost of insurance separately for the initial Face Amount and for any increases in Face Amount.
Face Amount Decreases. You may decrease the Face Amount by written request to us. Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following our receipt of the written request. The amount of the requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than the minimum Face Amount, generally $25,000. If, following a decrease in Face Amount, the Policy would not comply with the maximum premium limitations required by federal tax law, we will (at your election) either limit the decrease or return Cash Value to you to the extent necessary to meet those requirements.
A decrease in the Face Amount generally will reduce the net amount at risk, which will reduce the cost of insurance charges. (See “Charges and Deductions — Cost of Insurance Charge.”)
Changing Owner or Beneficiary
The Owner may change the ownership and/or Beneficiary designation by written request in a form acceptable to us at any time during the Insured’s lifetime. We may require that the Policy be returned for endorsement of any change. The change will take effect as of the date the Owner signs the written request, whether or not the Insured is living when the request is received by us. We are not liable for any payment we make or any action we take before we receive the Owner’s written request. If the Owner is also a Beneficiary of the Policy at the time of the Insured’s death, the Owner may, within 60 days of the Insured’s death, designate another person to receive the Policy proceeds. Changing the owner may have adverse tax consequences. The owner should consult a tax adviser before doing so.
Surrender and Partial Withdrawals
During the lifetime of the Insured and while a Policy is in force, you may surrender the Policy, or make a partial withdrawal of the Cash Value. We generally will forward amounts payable upon surrender or a partial withdrawal within seven days of receipt of your request. We may postpone payment of surrenders and partial withdrawals under certain conditions. Surrenders and partial withdrawals may have federal income tax consequences.
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Surrender. You may surrender the Policy by sending a written request, on a form provided by us, by mail or facsimile to our Administrative Office. We determine the Cash Surrender Value as of the end of the Valuation Period during which we receive the surrender request. To effect a surrender, we may require that you return the Policy to our Administrative Office along with the request to surrender the Policy. Alternatively, we may require that the request be accompanied by a completed affidavit of lost Policy. We can provide a lost Policy Certificate upon request.
Upon surrender, we will pay to you the Cash Surrender Value equal to the Cash Value on the date of surrender, less any Indebtedness. If we receive the request to surrender the Policy on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage and other benefits under a Policy will terminate as of the date of surrender and cannot be reinstated.
Partial Withdrawals. After the first Policy Year, you may make up to one partial withdrawal each Policy Month. You may request a partial withdrawal in writing (by mail or facsimile) to our Administrative Office or via the Internet. We will process each partial withdrawal using the Cash Value determined at the end of the Valuation Period during which we receive your request. The total amount available for withdrawal may not exceed the total Cash Surrender Value of the Policy.
The minimum amount of a partial withdrawal, net of any transaction charges, is currently $200. We reserve the right to increase this minimum amount up to $500. The minimum amount that can be withdrawn from any one Division or from the General Account is the lesser of $50 or the Policy’s Cash Value in that Division or in the General Account. The maximum amount that can be withdrawn, including the partial withdrawal transaction charge, is the Loan Account. The partial withdrawal transaction charge equals the lesser of $25 or 2% of the amount withdrawn. There are additional limitations on the amounts that may be withdrawn from the General Account. (See “The General Account — Restrictions on Partial Withdrawals and Transfers from the General Account.”) Subject to the above conditions, you may allocate the amount withdrawn among the Divisions and/or the General Account. If no allocation is specified, we will deduct the amount of the partial withdrawal (including any partial withdrawal transaction charge) from the Divisions and/or the General Account on a pro-rata basis (that is, based on the proportion that the Policy’s Cash Value in each Division and/or the General Account bears to the unloaned Cash Value of the Policy). If restrictions on amounts that may be withdrawn from the General Account will not allow this proportionate allocation, we will request that you specify an acceptable allocation. If, following a partial withdrawal, insufficient funds remain in a Division or in the General Account to pay the partial withdrawal transaction charge as allocated, the unpaid charges will be allocated equally among the remaining Divisions and/or the General Account. You may request that the partial withdrawal transaction charge be paid from your Cash Value in a particular Division or in the General Account. You may not make a partial withdrawal if, or to the extent that, the partial withdrawal would reduce the Face Amount below $25,000.
A partial withdrawal can affect the Face Amount, the death benefit and the net amount at risk (which is used to calculate the cost of insurance charge). If death benefit Option A is in effect and the death benefit equals the Face Amount, we will reduce the Face Amount, and thus the death benefit, by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If Option B is in effect and the death benefit equals the Face Amount plus the Cash Value, we will not reduce the Face Amount, but will reduce the Cash Value and, thus, the death benefit by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If however, the death benefit is in a “tax corridor” under either Option A or Option B — that is, if the death benefit equals the Cash Value multiplied by a percentage based on federal tax law requirements described in Section 7702(d) of the Code, then we will reduce the Face Amount to the extent that the amount of the partial withdrawal (plus the partial withdrawal transaction charge) exceeds the amount equal to the difference between the death benefit and the Face Amount. We will reduce the death benefit correspondingly. (See “Policy Benefits — Death Benefit
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Options.”) Face Amount decreases resulting from partial withdrawals will first reduce the most recent Face Amount increase, then the most recent increases in succession, and lastly the initial Face Amount.
Transfers
You may transfer Cash Value, not including amounts credited to the Loan Account, among the Divisions available with the Policy and, for certain Policies, between the Divisions and the General Account. You may request a transfer in writing (by mail or facsimile) to our Administrative Office or via the Internet. Transfers to and from the General Account are subject to restrictions. (See “The General Account.”) The following terms apply to transfers under a Policy:
•	We will make transfers and determine all values in connection with transfers as of the end of the Valuation Period during which the transfer request is received at our Administrative Office. Transfer requests received before the New York Stock Exchange closes for regular trading receive same-day pricing. If we receive a transfer request after the New York Stock Exchange closes (usually 4:00 p.m. Eastern time) for regular trading, we will process the order using the unit value for the Division determined at the close of the next regular trading session of the New York Stock Exchange.
•	We will consider all transfer requests received on the same Valuation Day as a single transfer request.
•	The minimum amount that you must transfer is currently $250, or, if less, the Policy’s Cash Value in a Division or in the General Account. (We are not currently enforcing this restriction for transfers from the General Account but reserve the right to do so in the future.) Where a single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, we will make those transfers that do meet the requirements. Transfers resulting from Policy Loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each month or year.
•	We may impose a charge of $25 for each transfer in excess of twelve in a Policy Year.
•	The Company may revoke or modify the privilege of transferring amounts to or from the General Account at any time.
Restrictions on Frequent Transfers
Frequent requests from Owners to transfer Cash Value may dilute the value of a Portfolio's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Fund’s share price (“arbitrage trading”). Frequent transfers involving arbitrage trading may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect Owners and other persons who may have an interest in the Policies (e.g., Beneficiaries).
We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Portfolios (these Portfolios, referred to as the “Monitored Funds,” are identified in the list below) and we monitor transfer activity in those Monitored Funds.
•	MetLife Russell 2000® Index Portfolio
•	High Income Portfolio
•	MFS® Global Equity Series
•	Putnam VT International Equity Fund
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We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Funds within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high yield Portfolios, in a 12-month period there were: (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current Cash Value; and (3) two or more “round trips” involving any Portfolio in the given category. A round trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria. We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Portfolios. We may change the Monitored Funds at any time without notice in our sole discretion.
Our policies and procedures may result in transfer restrictions being applied to deter frequent transfers. Currently, when we detect transfer activity in the Monitored Funds that exceeds our current transfer limits, we require future transfer requests to or from any Monitored Funds under that Policy to be submitted with an original signature. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of the restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction.
Transfers made under a Dollar Cost Averaging Program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we monitor the frequency of transfers.
The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Policy. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests in the Policies. We do not accommodate frequent transfers in any Portfolio and there are no arrangements in place to permit any Owner to engage in frequent transfers; we apply our policies and procedures without exception, waiver, or special arrangement.
The Funds may have adopted their own policies and procedures with respect to frequent transfers in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent transfer policies and procedures of the Funds, we have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Owners, and to execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent transfer policies established by the Fund.
In addition, Owners and other persons with interests in the Policies should be aware that the purchase and redemption orders received by the Funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent transfer policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus Owners) will not be harmed by
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transfer activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios. If a Fund believes that an omnibus order reflects one or more transfer requests from Owners engaged in frequent trading, the Fund may reject the entire omnibus order.
In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers (even if an entire omnibus order is rejected due to the frequent transfers of a single Owner). You should read the Portfolio prospectuses for more details.
Restrictions on Large Transfers
Large transfers may increase brokerage and administrative costs of the underlying Portfolios and may disrupt fund management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers to or from Portfolios except where the manager of a particular underlying Portfolio has brought large transfer activity to our attention for investigation on a case-by-case basis. For example, some fund managers have asked us to monitor for “block transfers” where transfer requests have been submitted on behalf of multiple Owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer requests from that third party must be submitted in writing with an original signature. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of the restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction.
Loans
Loan Privileges. After the first Policy Anniversary, you may, by request in writing (by mail or facsimile) to our Administrative Office or via the Internet, borrow an amount up to the Loan Value of the Policy, with the Policy serving as sole security for such loan. The Loan Value is equal to (a) minus (b), where
(a)	is 85% of the Cash Value of the Policy on the date the Policy Loan is requested; and
(b)	is the amount of any outstanding Indebtedness.
The minimum amount that you may borrow is $100. We will ordinarily pay any amount due to you under a Policy Loan within seven days after we receive the loan request at our Administrative Office, although we may postpone payments under certain circumstances.
We will process each loan request at the accumulation unit values determined at the end of the Valuation Period during which we receive your request.
When a Policy Loan is made, we will transfer Cash Value equal to the amount of the loan to the Loan Account as collateral for the loan. We will also transfer an amount equal to the loan interest due at the next Policy Anniversary, discounted at an interest rate equal to the current Loan Account crediting rate. Unless you request a different allocation, we will transfer amounts from the Divisions of the Separate Account and the General Account in the same proportion that the Policy’s Cash Value in each Division and the General Account bears to the unloaned Cash Value. This will reduce the Policy’s Cash Value in the Separate Account and the General Account. These transactions will not be considered transfers for purposes of the limitations on transfers.
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Interest Rate Charged For Policy Loans. We charge you 8% interest per year on a loan. Loan interest is due and payable in arrears on each Policy Anniversary or for the duration of the Policy Loan, if shorter. If you do not pay the interest charged when it is due, we will transfer to the Loan Account an amount of Cash Value equal to the interest due. We will deduct the amount transferred from the Divisions and the General Account in the same proportion that the Cash Value in each Division and the General Account bears to the unloaned Cash Value.
Loan Account Interest Rate Credited. Amounts in the Loan Account will earn interest daily at an annual rate of at least 5%. The Loan Account interest credited will be transferred to the Divisions and the General Account: (i) each Policy Anniversary; (ii) when a new loan is made; (iii) when a loan is partially or fully repaid; and (iv) when an amount is needed to meet a monthly deduction.
Repayment of Indebtedness. You may repay all or part of your Indebtedness at any time while the Insured is living and the Policy is in effect. All repayments should be made directly to us at our Administrative Office. Upon repayment, we will allocate an amount equal to the loan repayment (but not more than the amount of the outstanding Indebtedness) from the Loan Account back to the General Account and the Separate Account Divisions on the same proportionate basis on which we originally transferred the loan collateral from the Divisions and/or the General Account (described above).
We will treat amounts paid while a Policy Loan is outstanding as premiums unless you request in writing that the payments be treated as repayment of Indebtedness.
Effect of Policy Loans. Whether or not repaid, a Policy Loan will permanently affect the Cash Value and Cash Surrender Value of a Policy, and may permanently affect the amount of the death benefit. This is because the collateral for the Policy Loan (the amount held in the Loan Account) does not participate in the performance of the Separate Account while the loan is outstanding. If the Loan Account interest credited is less than the investment performance of the selected Divisions, the Policy values will be lower as a result of the loan. Conversely, if the Loan Account interest credited is higher than the investment performance of the Divisions, the Policy values may be higher. We will deduct any outstanding Indebtedness from the proceeds payable upon the death of the Insured, surrender, or the maturity of the Policy. There are risks associated with taking a Policy Loan, including the potential for a Policy to lapse if the Indebtedness exceeds the Cash Value on any Monthly Anniversary. In addition, if the Policy is a MEC, then a Policy Loan will be treated as a partial withdrawal for federal income tax purposes. A loan also may have possible adverse tax consequences that could occur if a Policy is exchanged, canceled or lapses with loans outstanding. You should seek competent advice before requesting a Policy loan.
Conversion Right to a Fixed Benefit Policy
You may, upon written request, convert a Policy still in force to a life insurance policy that provides benefits that do not vary with the investment return of the Divisions. If, during the first two Policy Years, you request in writing that we transfer all of your Cash Value into the General Account, and you indicate that you are exercising the conversion right, the transfer will not be subject to a transaction charge or to transfer limits. At the time of the transfer, there will be no effect on the Policy’s death benefit, Face Amount, net amount at risk, risk class or Issue Age. If you exercise your one-time conversion right, we will automatically allocate all future Net Premiums to the General Account, and no future transfers to the Separate Account will be allowed.
If a Certificate has been amended to operate as an Individual Policy following an Insured’s change in eligibility under a Group Contract, the conversion right will be measured from the Issue Date of the original Certificate. At the time of the conversion, the new Policy will have, at the Owner’s option, either the same death benefit or the same net amount at risk as the original Policy. The new Policy will also have the same Issue Date and Issue Age as
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the original Policy. The premiums for the new Policy will be based on our rates in effect for the same Issue Age and rate class as the original Policy.
Eligibility Change Conversion
As long as the Certificate is in force, an Insured’s coverage will continue even if an Insured’s eligibility under a Group Contract ends because the Group Contract terminates or the Employee’s employment ends. Even if the Certificate has lapsed and is not in force, the right to reinstate and to convert a lapsed Certificate remains despite the change in the Employee’s eligibility during the reinstatement period.
We will amend a Certificate issued under such a Group Contract automatically so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges. The amendment will be mailed to the Owner within 31 days (a) after we receive written notice that the Employee’s employment ended or (b) after the termination of the Group Contract. If the Certificate is in a grace period at the time the conversion occurs, any premium necessary to prevent the Certificate from lapsing must be paid to us before the Individual Policy will be mailed. A new planned premium schedule will be established which will have the same planned annual premium utilized under the Group Contract. The new planned payment intervals will be no more frequent than quarterly. The Company may allow payment of planned premium through periodic (usually monthly) authorized electronic funds transfer. Of course, unscheduled premium payments can be made at any time. (See “Premiums.”)
When an Employee’s spouse is the Insured under a Policy, the spouse’s insurance coverage also will continue in the event the Employee is no longer eligible. We will automatically amend the Certificate issued to the Employee’s spouse so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges.
If an Associated Company ceases be to under common control with the Contractholder, the Insureds of the Associated Company (i.e., employees of the Associated Company and their spouses) may continue their insurance in the manner described above.
Under certain group contracts, some states may also require a conversion option (i) if the Insured’s employment terminates, or (ii) if the Insured’s membership in an eligible class terminates, or (iii) if the amount of life insurance the Insured is eligible for is reduced.
Conditions for Conversion. If you choose to convert the Certificate to a personal policy of insurance for any of the reasons set forth above, we must receive your written application and the premium due for the new policy at our Administrative Office, within the relevant application period. The amount of the new policy will be determined as specified in your Certificate. We or one of our affiliates will issue a new policy, which will be subject to the conditions set forth in the form of Contract applicable to you. The new policy will take effect on the 32nd day after the date the life insurance coverage under the Certificate ends (or the amount of life insurance the Insured is eligible for is reduced), regardless of the duration of the relevant application period.
Payment of Benefits at Maturity
If the Insured is living and the Policy is in force, we will pay the Cash Surrender Value to you on the Maturity Date. Amounts payable on the Maturity Date ordinarily will be paid within seven days of that date, although payment may be postponed under certain circumstances. A Policy will mature if and when the Insured reaches Attained Age 95.
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Telephone, Facsimile and Internet Requests
In addition to written requests, we may accept instructions by telephone, facsimile, and via the Internet from you or an authorized third party regarding transfers, loans, partial withdrawals and certain Policy changes, subject to the following conditions.
•	We will employ reasonable procedures to confirm that instructions are genuine.
•	If we follow these procedures, we are not liable for any loss, damage, cost, or expense from complying with instructions we reasonably believe to be authentic. You bear the risk of any such loss.
•	These procedures may include requiring forms of personal identification before acting upon instructions and/or providing written confirmation of transactions to you.
•	We reserve the right to suspend telephone, facsimile and/or Internet instructions at any time for any class of Policies for any reason.
You should protect your personal identification number (“PIN”) because self-service options will be available to your agent of record and to anyone who provides your PIN when using Internet systems. We are not able to verify that the person providing the PIN and giving us instructions via the Internet is you or is authorized to act on your behalf.
Facsimile or Internet transactions may not always be possible. Any facsimile or computer system, whether it is ours, yours, or that of your service provider or agent, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our processing of your request. Although we have taken precautions to equip our systems to handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should make the request by writing to our Administrative Office.
Our variable life insurance business is largely conducted through digital communications and data storage networks and systems operated by us and our service providers or other business partners (e.g., the Portfolios and the firms involved in the distribution and sale of our variable life insurance policies). For example, many routine operations, such as processing Owners’ requests and elections and day-to-day record keeping, are all executed through computer networks and systems.
We have established administrative and technical controls and a business continuity plan to protect our operations against cybersecurity breaches. Despite these protocols, a cybersecurity breach could have a material, negative impact on MetLife and the Separate Account, as well as individual Owners and their Policies. Our operations also could be negatively affected by a cybersecurity breach at a third party, such as a governmental or regulatory authority or another participant in the financial markets.
Cybersecurity breaches can be intentional or unintentional events, and can occur through unauthorized access to computer systems, networks or devices; infection from computer viruses or other malicious software code; or attacks that shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality. Cybersecurity breaches can interfere with our processing of Policy transactions, including the processing of transfer orders from our website or with the Portfolios; impact our ability to calculate unit values; cause the release and possible destruction of confidential Owner or business information; or impede order processing or cause other operational issues. Although we continually make efforts to identify and reduce our exposure to cybersecurity risk, there is no guarantee that we will be able to successfully manage this risk at all times.
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POLICY LAPSE AND REINSTATEMENT
Lapse
A Policy may enter a 62-day grace period and possibly lapse (terminate without value or death benefit ) if the Cash Surrender Value is not enough to cover the next monthly deduction. If you have taken out a loan, then your Policy also will enter a grace period and possibly lapse whenever the Indebtedness exceeds the Cash Value on the Monthly Anniversary. Thus, the payment of premiums in any amount does not guarantee that the Policy will remain in force until the Maturity Date.
We will notify you at the beginning of the grace period by mail. The notice will specify the amount of premium required to keep the Policy in force, and the date the payment is due. Subject to minimum premium requirements, the amount of the premium required to keep the Policy in force will be the amount of the current monthly deduction. If we do not receive the specified minimum payment within the grace period, the Policy will lapse and terminate without Cash Value. Upon lapse, any Indebtedness is extinguished and any collateral in the Loan Account is returned to the Company. If the Insured dies during the grace period, any overdue monthly deductions and Indebtedness will be deducted from the death benefit payable.
Reinstatement
Unless you have surrendered the Policy, you may reinstate a lapsed Policy by written application at any time while the Insured is alive and within five years after the date of lapse and before the Maturity Date. The right to reinstate a lapsed Policy will not be affected by the termination of a Group Contract or the termination of an Employee’s employment during the reinstatement period.
Reinstatement is subject to the following conditions:
•	Evidence of the insurability of the Insured satisfactory to us (including evidence of insurability of any person covered by a rider to reinstate the rider).
•	Payment of a premium that, after the deduction of any premium charges (premium expense charge and premium tax charge), is large enough to cover: (a) the monthly deductions due at the time of lapse, and (b) two times the monthly deduction due at the time of reinstatement.
•	Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause a Cash Value of an equal amount also to be reinstated.
If you meet the requirements to reinstate a lapsed Policy your face amount will be reinstated to the amount in effect immediately prior to the lapse. If you reinstate a lapsed Policy and elect to reinstate any Indebtedness existing immediately before the Policy lapsed, the corresponding collateral for the Indebtedness would also be reinstated as part of the Cash Value of the reinstated Policy. The amount of Cash Value on the date of reinstatement will be equal to the amount of any Indebtedness reinstated, increased by the net premiums paid at reinstatement and any loans paid at the time of reinstatement.
If a Policy is reinstated after 90 days of lapse, a new Policy will be issued to you. The effective date of the new Policy will be the date we approve the application for reinstatement. There will be a full monthly deduction for the Policy Month that includes that date.
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CHARGES AND DEDUCTIONS
We will deduct certain charges under the Policy in consideration for: (i) services and benefits we provide; (ii) costs and expenses we incur; (iii) risks we assume; and (iv) our profit expectations.
Services and benefits we provide:
•	the death benefit, cash and loan benefits under the Policy
•	investment options, including premium allocations
•	administration of elective options
•	the distribution of reports to Owners
Costs and expenses we incur:
•	costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any riders)
•	overhead and other expenses for providing services and benefits
•	sales and marketing expenses
•	other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees
Risks we assume:
•	that the cost of insurance charges we deduct are insufficient to meet our actual claims because Insureds die sooner than we estimate
•	that the costs of providing the services and benefits under the Policies exceed the charges we deduct.
Our revenues from any particular charge may be more or less than any costs or expenses that charge may be intended primarily to cover. We may use our revenues from one charge to pay other costs and expenses in connection with the Policies including distribution expenses. We may also profit from all the charges combined, including the cost of insurance charge and the mortality and expense risk charge and use such profits for any corporate purpose.
Transaction Charges
Premium Expense Charge. For certain policies deemed to be individual contracts under Federal tax laws, we make a charge of 1% of each premium payment to compensate us for the anticipated higher corporate income taxes that result from the sale of such Policies.
Premium Tax Charge. Many states and localities impose a tax on premiums received by insurance companies. These premium taxes vary from jurisdiction to jurisdiction and range from 0% to 3.50% of premiums paid. To cover these premium taxes, we will reduce premium payments by a premium tax charge of 2.25% from all Policies. The 2.25% charge may be higher or lower than actual premium taxes, if any, assessed in your location. The current Premium Tax Charge is 2.25% of premiums paid.
Partial Withdrawal Transaction Charge. You may make a partial withdrawal of Cash Value. For each partial withdrawal we will assess a transaction charge equal to the lesser of $25 or 2% of the amount withdrawn to cover administrative costs incurred in processing the partial withdrawal. This charge will be in addition to the amount received in cash.
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Transfer Charge. After the first Policy Year, you may transfer a portion of your Cash Value. For each transfer in excess of 12 in a single Policy Year, we may impose a charge of $25 to cover administrative costs incurred in processing the transfer. We are currently waiving this charge.
Periodic Charges
Monthly Deduction. We will make the monthly deduction on the Investment Start Date and on each succeeding Monthly Anniversary. We will make deductions from each Division and the General Account in the same proportion that the Policy’s Cash Value in each Division and the General Account bears to the unloaned Cash Value on the date the monthly deduction is made. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction also will vary.
The monthly deduction has several components:
•	the cost of insurance charge;
•	a monthly administrative charge;
•	the charges for any riders;
•	the mortality and expense risk charge.
Cost of Insurance Charge. We assess a monthly cost of insurance charge on each Monthly Anniversary (to cover the next Policy Month) to compensate us for underwriting the death benefit and for certain administrative costs. The charge depends on the applicable cost of insurance rate and the net amount at risk in the Policy Month in which the charge is calculated. The charge may vary from Policy to Policy and from Policy Month to Policy Month.
We will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each Policy Month. The net amount at risk for a Policy Month equals: (i) the death benefit at the beginning of the Policy Month divided by 1.0032737; LESS (ii) the Cash Value at the beginning of the Policy Month. (Dividing the death benefit by 1.0032737 reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%.)
We determine the cost of insurance separately for the initial Face Amount and for any increases in Face Amount. If we approve an increase in Face Amount, then a different cost of insurance charge may apply to the increase, based on the Insured’s circumstances at the time of the increase.
•	Cost of Insurance Rates. The current cost of insurance rates are based on the Attained Age and the rate class of the Insured. We base the current cost of insurance rates on our expectations as to future mortality experience. We currently issue the Policies on a guaranteed issue or simplified underwriting basis without regard to the sex of the Insured. Whether a Policy is issued on a guaranteed issue or simplified underwriting basis does not affect the cost of insurance charge determined for that Policy.
The current cost of insurance rates will not exceed the guaranteed cost of insurance rates set forth in the Policy. These guaranteed rates are 125% of the maximum rates that could be charged based on the 1980 Commissioners Standard Ordinary Mortality Table C (“1980 CSO Table”). The guaranteed rates are higher than the maximum rates in the 1980 CSO Table because we use guaranteed or simplified underwriting procedures whereby the Insured is not required to submit to a medical or paramedical examination. Under these underwriting methods, then, healthy individuals will pay higher cost of insurance rates than they would pay under substantially similar policies using different underwriting methods. The current cost of insurance rates are generally lower than 100% of the 1980 CSO Table.
•	Net Amount at Risk. We also calculate the net amount at risk separately for the initial Face Amount and for
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any increase in Face Amount. In determining the net amount at risk for each increment of Face Amount, the Cash Value is first considered part of the initial Face Amount. If the Cash Value exceeds the initial Face Amount, it is then considered as part of any increment in Face Amount in the order these increases took effect. The net amount at risk is affected by investment performance, loans, payments of premiums, Policy fees and charges, the death benefit option chosen, partial withdrawals, and decreases in Face Amount. Any decrease in Face Amount whether by the Owner’s request or resulting from a partial withdrawal — will first be used to reduce the net amount at risk for the most recent increase in Face Amount, the next most recent increases in succession, and then the net amount at risk for the initial Face Amount.
The current maximum cost of insurance is $7.04 per $1,000 of net amount at risk and the current minimum cost of insurance is $0.11 per $1,000 of net amount at risk.
Monthly Administrative Charge. We assess a monthly administrative charge from each Policy that is based upon the number of employees eligible to be covered at issue of a Group Contract. This charge compensates us for ordinary administrative expenses such as record keeping, processing death benefit claims and Policy changes, preparing and mailing reports, and overhead costs. The maximum administrative charge that we can apply to Policies under any Group Contract can vary but will not exceed $6.00 per month during the first Policy Year and $3.50 per month in renewal years. The current administrative charge that we apply is up to $3.50 per month.
These charges are guaranteed not to increase over the life of the Policy. The administrative charge will not change in the event that the Insured is no longer eligible for group coverage, but continues coverage on an individual basis. In addition, when we believe that lower administrative costs will be incurred in connection with a particular Group Contract we may modify the charge for that Group Contract.
Charges for Riders. We charge a fee to compensate us for the coverage that we are providing. The monthly deduction will include charges for any additional benefits provided by rider. (See “Additional Benefits and Riders.”) The charges for individual riders are summarized in the Fee Tables of this prospectus. These riders may not be available in all states and some Group Contracts may not offer certain riders.
•	Waiver of Monthly Deductions Rider. This Rider provides for the waiver of monthly deductions while the Insured is totally disabled, subject to certain limitations. The Insured must have become disabled before age 65. The charge under this rider is assessed per $1.00 of the waived monthly deduction. In some Group Contracts or other employer-sponsored programs, the charge for this rider will be included in the Cost of Insurance Charge rather than assessed per $1.00 of the waived monthly deduction. There is currently no additional charge for this rider.
•	Accelerated Death Benefit Settlement Option Rider. This rider provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill. There is no charge for this rider. We may deduct an administrative charge from the accelerated death benefit at the time it is paid. We are currently waiving this charge.
Mortality and Expense Risk Charge. We will deduct a daily charge from the Separate Account at a rate not to exceed 0.0024547% (an annual rate of 0.90%) of the net assets of each Division of the Separate Account. We may reflect a reduction in the current rate as a credit to Cash Value.
This charge compensates us for certain mortality and expense risks we assume. The mortality risk we assume is that an Insured may die sooner than anticipated and that we will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges assessed against the Policy. If this charge does not cover our actual costs, we absorb the loss. Conversely, if the charge more than covers our actual costs, we add the excess to our surplus. We expect to profit from this charge and may use such profits for any lawful purpose,
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including covering distribution and other expenses. The Mortality and Expense Risk Charge is currently 0.75% (annually) of the net assets of each Division of the Separate Account.
Loan Interest Charge. We charge interest on Policy loans at a maximum annual interest rate of 8.00%, payable in arrears on each Policy anniversary or for the duration of the Policy Loan, if shorter. We also will credit the amount in the Loan Account with interest at a minimum effective annual rate of 5% (our current interest rate is 8.00% and our current crediting rate is 7.25%).
Federal Taxes
We currently do not assess charges against the Separate Account for federal income taxes that may be incurred by the Separate Account. We may assess such a charge in the future, as well as charges for other taxes incurred by the Separate Account. (See “Federal Tax Matters.”)
Variations in Charges
We may vary the amounts of charges described in this prospectus as a result of such factors as: (1) differences in legal requirements in the jurisdictions where the Policies are sold; (2) differences in actual or expected risks, expenses, Policy persistency, premium payment patterns, or mortality experience among different categories of purchasers or insureds; and (3) changes in Policy pricing that we may implement from time to time. We may take into account additional information provided by prospective Contractholders in assessing these differences and determining any variances in charges, subject to our underwriting guidelines. Any such variations will be pursuant to our administrative procedures that we establish and will not discriminate unfairly against any Policy owner. Any such variations may apply to existing Policies as well as to Policies issued in the future, except that the charges under any Policy may never exceed the maximums therein.
Portfolio Charges and Expenses
Charges are deducted from and expenses paid out of the assets of the Portfolios that are described in the prospectuses for those Portfolios. Shares of the Portfolios are purchased for the Separate Account at their net asset value. The net asset value of Portfolio shares is determined after deduction of the fees and charges. For further information, consult the prospectus for each Portfolio and Appendix A, below.
FEDERAL TAX MATTERS
The following summary provides a general description of the federal income tax considerations associated with your Policy or Certificate, as applicable, and does not purport to be complete or to cover all tax situations. The summary does not address state, local or foreign tax issues related to the Policy or Certificate, as applicable. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.
Tax Status of the Policy or Certificate
In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy or Certificate, as applicable, must satisfy certain requirements which are set forth in the Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy or Certificate, as applicable, should satisfy the applicable
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requirements. If it is subsequently determined that the Policy or Certificate, as applicable, does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy or Certificate, as applicable, into compliance with such requirements and we reserve the right to restrict Policy or Certificate, as applicable, transactions in order to do so. The insurance proceeds payable upon death of the Insured will never be less than the minimum amount required for a Policy or Certificate, as applicable, to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy or Certificate, as applicable, was issued.
In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Policy or Certificate, as applicable, we believe that the Owner of a Policy or Certificate, as applicable, should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Policy or Certificate, as applicable, to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policy or Certificate, as applicable, from being treated as the owners of the underlying Separate Account assets.
In addition, the Code requires that the investments of the Separate Account be “adequately diversified” in order for the Policy or Certificate, as applicable, to be treated as life insurance contracts for federal income tax purposes. It is intended that the Separate Account, through its investment decisions, will satisfy these diversification requirements. If Fund shares are sold directly to tax-qualified retirement plans that later lose their tax-qualified status or to non-qualified plans, there could be adverse consequences under the diversification rules.
The following discussion assumes that the Policy or Certificate, as applicable, will qualify as a life insurance contract for federal income tax purposes.
Tax Treatment of Policy or Certificate Benefits
In General. We believe that the death benefit under a Policy or Certificate, as applicable, should generally be excludible from the gross income of the Beneficiary to the extent provided in Section 101 of the Code. Insurance proceeds may be taxable in some circumstances, such as where there is a transfer-for-value of a Policy or Certificate, as applicable, or where a business is the Owner of the Policy or Certificate, as applicable, covering the life of an employee, if certain notice and consent and other requirements are not satisfied.
Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or Beneficiary. A tax adviser should be consulted on these consequences.
Generally, the Owner will not be deemed to be in constructive receipt of the Policy or Certificate, as applicable, cash value until there is a distribution. When distributions from a Policy or Certificate, as applicable, occur, or when loans are taken out from or secured by a Policy or Certificate, as applicable, the tax consequences depend on whether the Policy or Certificate, as applicable, is classified as a modified endowment contract.
Modified Endowment Contracts. Under the Code, certain life insurance contracts are classified as modified endowment contracts, with less favorable tax treatment than other life insurance contracts. Given the flexibility of the Policies or Certificates, as applicable, as to premiums and benefits, the individual circumstances of each Policy or Certificate, as applicable, will determine whether it is classified as a MEC. In general, a Policy or Certificate, as applicable, will be classified as a MEC if the amount of premiums paid into the Policy or Certificate, as applicable, causes the Policy or Certificate, as applicable, to fail the “7-pay test.” A Policy or Certificate, as applicable, will fail
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the 7-pay test if at any time in the first seven Policy or Certificate years, as applicable, or in the seven years after a “material change,” the amount paid into the Policy or Certificate, as applicable, exceeds the sum of the level premiums that would have been paid at that point under a Policy or Certificate, as applicable, that provided for paid-up future benefits after the payment of seven level annual payments.
If there is a reduction in the benefits under the Policy or Certificate, as applicable, during a 7-pay testing period, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy or Certificate, as applicable, had originally been issued at the reduced Face Amount. If there is a “material change” in Policy’s or Certificate’s, as applicable, benefits or other terms, even after the first seven years, the Policy or Certificate, as applicable, may have to be retested as if it were a newly issued Policy or Certificate, as applicable. A material change may occur, for example, when there is an increase in the death benefit or the receipt of an unnecessary premium. Unnecessary premiums are premiums paid into a Policy or Certificate, as applicable, which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the most recent 7-pay testing period. To prevent your Policy or Certificate, as applicable, from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. In addition, a Policy or Certificate, as applicable, will be treated as a MEC if it is received in exchange for a life insurance contract that is a MEC. A current or prospective Owner should consult a tax adviser to determine whether a Policy or Certificate, as applicable, transaction will cause the Policy or Certificate, as applicable, to be classified as a MEC.
Distributions Other Than Death Benefits From Modified Endowment Contracts. Policies or Certificates, as applicable, classified as modified endowment contracts are subject to the following tax rules:
(1)	All distributions other than death benefits, including distributions upon surrender, withdrawals and distributions of Cash Surrender Value to the Owner in the case of certain Plans where there is no succeeding plan of insurance or the succeeding carrier is unable to accept the Cash Surrender Value, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner’s investment in the Policy or Certificate, as applicable, only after all gain has been distributed.
(2)	Loans taken from or secured by a Policy or Certificate, as applicable, classified as a modified endowment contract are treated as distributions and taxed accordingly.
(3)	A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner’s beneficiary. The foregoing exceptions generally do not apply to an Owner that is a non-natural person, such as a corporation.
If a Policy or Certificate, as applicable, becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy or Certificate, as applicable, within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy or Certificate, as applicable, that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.
Distributions Other Than Death Benefits From Policies or Certificates That Are Not Modified Endowment Contracts. Distributions other than death benefits, including distributions upon surrender, withdrawals and distributions of Cash Surrender Value to the Owner in the case of certain Plans where there is no succeeding plan of insurance or the succeeding carrier is unable to accept the Cash Surrender Value, from a Policy or Certificate, as applicable, that is not classified as a modified endowment contract are generally treated first as a non-taxable recovery of the Owner’s investment in the Policy or Certificate, as applicable, and only after the recovery of all investment in the Policy or Certificate, as applicable, as gain taxable as ordinary income. However, distributions
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during the first 15 Policy or Certificate, as applicable, years accompanied by a reduction in Policy or Certificate, as applicable, benefits, including distributions which must be made in order to enable the Policy or Certificate, as applicable, to continue to qualify as a life insurance contract for federal income tax purposes, are subject to different tax rules and may be treated in whole or in part as taxable income.
Loans from or secured by a Policy or Certificate, as applicable, that is not a modified endowment contract are generally not treated as distributions.
Finally, neither distributions nor loans from or secured by a Policy or Certificate, as applicable, that is not a modified endowment contract are subject to the 10 percent additional income tax.
Investment in the Policy or Certificate. Your investment in the Policy or Certificate, as applicable, is generally your aggregate premiums. When a distribution is taken from the Policy or Certificate, as applicable, your investment in the Policy or Certificate, as applicable, is reduced by the amount of the distribution that is tax-free.
Policy or Certificate Loans. In general, interest on a Policy or Certificate, as applicable, loan will not be deductible. If a Policy or Certificate, as applicable, loan is outstanding when a Policy or Certificate, as applicable, is exchanged, canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. In the case of an outstanding loan at the time of an exchange, the cancelled loan will generally be taxed to the extent of any Policy or Certificate, as applicable, gain.
Before taking out a Policy or Certificate, as applicable, loan, you should consult a tax adviser as to the tax consequences.
Withholding. To the extent that Policy or Certificate, as applicable, distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability. However, recipients can generally elect not to have tax withheld from distributions.
Life Insurance Purchases by Residents of Puerto Rico. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to federal income tax.
Multiple Policies or Certificates. All modified endowment contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includable in the Owner’s income when a taxable distribution occurs.
Accelerated Benefits Rider. In general, rider benefits may be received tax free by the Owner if the Insured is terminally ill or chronically ill, subject to certain limitations and conditions. However, benefits under the Accelerated Benefits Rider received by a business owner with respect to an insured employee will generally be taxable. You should consult a qualified tax adviser about the consequences of adding this rider to a Policy or Certificate, as applicable, or requesting payment under this rider.
Non-Individual Owners and Business Beneficiaries of Policies or Certificates. If a Policy or Certificate, as applicable, is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the Policy or Certificate, as applicable. In addition, under Code Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy or Certificate, as applicable, this Policy or Certificate, as applicable, could be treated as held by the business for purposes of the Code Section 264(f) entity-holder rules. Death benefits payable to a business owner on the life of an employee will generally be taxable
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if certain notice and consent and other requirements are not satisfied. In addition, benefits under the Accelerated Benefits Rider received by a business owner with respect to an insured employee will generally be taxable.
Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of a Policy or Certificate, as applicable, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy or Certificate, as applicable.
Estate, Gift and Generation-Skipping Transfer Taxes. The transfer of the Policy or Certificate, as applicable, or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies, the death proceeds will generally be includable in the Owner’s estate for purposes of federal estate tax if the Insured owned the Policy or Certificate, as applicable, retained incidents of ownership at death, or made a gift transfer of the Policy or Certificate, as applicable, within 3 years of death. If the Owner was not the Insured, the fair market value of the Policy or Certificate, as applicable, would be included in the Owner’s estate upon the Owner’s death.
Moreover, under certain circumstances, the Code may impose a generation-skipping transfer tax when all or part of a life insurance Policy or Certificate, as applicable, is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Policy or Certificate, as applicable, or from any applicable payment, and pay it directly to the IRS.
Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy or Certificate, as applicable, ownership and distributions under federal, state and local law. The individual situation of each Owner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy or Certificate, as applicable, proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.
In general, current rules provide for a $10 million estate, gift and generation-skipping transfer tax exemption (as indexed for inflation) and a top tax rate of 40 percent through the year 2025.
The complexity of the tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.
Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to a Policy or Certificate, as applicable, purchase.
Possible Tax Law Changes. Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the Policy or Certificate, as applicable, could change by legislation, regulation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy or Certificate, as applicable.
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We have the right to modify the Policy or Certificate, as applicable, in response to legislative or regulatory changes that could otherwise diminish the favorable tax treatment Owners currently receive. We make no guarantee regarding the tax status of any Policy or Certificate, as applicable, and do not intend the above discussion as tax advice.
Transfer of Issued Life Insurance Policies to Third Parties. If you transfer the Policy to a third party, including a sale of the Policy to a life settlement company, such transfer for value may be taxable. The death benefit will also be taxable in the case of a transfer for value unless certain exceptions apply. We may be required to report certain information to the IRS, as required under IRC section 6050Y and applicable regulations. You should consult with a qualified tax advisor for further information prior to transferring the Policy.
Our Income Taxes. Under current federal income tax law, we are not taxed on the Separate Account’s operations. Thus, currently we do not deduct a charge from the Separate Account for federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes or economic burdens we may incur.
Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.
Tax Credits and Deductions. The Company may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Separate Account or to the Policy or Certificate, as applicable, owners since the Company is the owner of the assets from which the tax benefits are derived.
ADDITIONAL BENEFITS AND RIDERS
In addition to the standard death benefit associated with your Policy, other standard and/or optional benefits may also be available to you. The following table summarizes information about those benefits. Information about the fees associated with each benefit included in the table may be found in the Fee Table. We currently offer the following riders under the Policy, subject to state availability:
NAME OF BENEFIT	PURPOSE	IS BENEFIT STANDARD OR OPTIONAL?	BRIEF DESCRIPTION OF RESTRICTIONS OR LIMITATIONS
Waiver of Monthly Deductions Rider	This rider provides for the waiver of monthly deductions while the insured is totally disabled, including cost of insurance and monthly Policy expense charges, upon proof of disability.	Standard	Benefit is provided to you only if elected by your employer and may not be terminated. The Insured must have become disabled before age 65.
Accelerated Death Benefit Settlement Option Rider	Under this rider, you may receive an accelerated payment of a portion of your death benefit if the Insured is terminally ill.	Standard	Payment under this rider may affect eligibility for benefits under state or federal law
Dollar Cost Averaging	Allows you to automatically	Standard	You may not elect both Dollar
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NAME OF BENEFIT	PURPOSE	IS BENEFIT STANDARD OR OPTIONAL?	BRIEF DESCRIPTION OF RESTRICTIONS OR LIMITATIONS
	transfer from the Fidelity VIP Government Money Market Division to other Divisions a predetermined amount of money over a specified period of time.		Cost Averaging and Automatic Rebalancing at the same time.
Annual Automatic Portfolio Rebalancing	Allows you to automatically reallocate your Cash Value among the elected Divisions to return the allocation to the percentages you specify.	Standard	You may not elect both Dollar Cost Averaging and Automatic Rebalancing at the same time.
Additional Insurance Benefits
Waiver of Monthly Deductions Rider. This rider provides for the waiver of the monthly deductions while the Insured is totally disabled, as defined in the Rider. The Insured must provide proof that they are unable to perform any other job for which the Insured is fit by education, training or experience. The Insured must have become disabled before age 65.
For example, if you are eligible for benefits under this rider, and have current premiums of $150 per month including a $50 optional investment premium, We will waive $100 per month so your life insurance coverage remains in force.
Accelerated Death Benefit Settlement Option Rider. This rider provides for the accelerated payment of a portion of death benefit proceeds in a single sum to you if the Insured is terminally ill and expected to die within less than 12 months (subject to state variations). Any irrevocable Beneficiary and assignees of record must provide written authorization in order for the Owner to receive the accelerated benefit. The amount of the death benefit payable under the rider will equal up to 85% of the Face Amount under the Policy on the date we receive satisfactory evidence of terminal illness as described above, less any Indebtedness. In general, rider benefits may be received tax free subject to certain limitations and conditions. You should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting an accelerated death benefit payment under this rider.. We do not currently impose a charge for this rider. However, we reserve the right to deduct an administrative charge of $100 from the accelerated death benefit at the time it is paid.
The federal income tax consequences associated with adding or receiving benefits under the Accelerated Death Benefit Settlement Option are unclear. You should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting an accelerated death benefit payment under this rider.
For example, If you are eligible for benefits under the Accelerated Benefits Rider and have a face amount of $100,000 with no cash value, you may elect to receive up to $85,000 of the death benefit proceeds (less any loans and loan interest) prior to Your death.
Automatic Investment Strategies
Dollar Cost Averaging. This investment strategy allows you to automatically transfer a predetermined amount of money from the Fidelity VIP Government Money Market Division to a number of available Divisions of the Separate
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Account. Based on the elected investment allocations for this investment strategy, Dollar Cost Averaging occurs after the close of business on each Monthly Anniversary or after close of business on the next business day following each Monthly Anniversary should your Monthly Anniversary fall on a non-business day (weekend or holiday) as long as all other requirements are met. The portion of the Policy’s Cash Value in the Fidelity VIP Government Money Market Division must be greater than or equal to $1000. The minimum total monthly transfer amount must be greater than or equal to $100.
Dollar Cost Averaging does not assure a profit or protect against a loss in declining markets. It involves continuous investment in securities regardless of price fluctuations. An investor should consider his/her ability to continue purchases in periods of low price levels.
For example, if you elected the Dollar Cost Averaging and selected $12,000 of cash value to be transferred from the Fidelity VIP Government Money Market Division to specified other Divisions that you choose, over a 12 month period we will $1,000 each month for 12 months.
Annual Automatic Portfolio Rebalancing. This investment strategy allows you to automatically reallocate your Cash Value among the elected Divisions to return the allocation to the percentages you specify. This rebalancing occurs annually after the close of business on your Policy anniversary or after the close of business on the next business day following your Policy anniversary should your Policy anniversary fall on a non-business day (holiday or weekend).
Annual Automatic Portfolio Rebalancing does not assure a profit or protect against a loss in declining markets.
For example, if you allocated 25% among four Divisions, at close of business on the next business day following your Policy anniversary should your Policy anniversary fall on a non-business day (holiday or weekend), we will transfer amounts among those four Divisions so that they 25% of your Policy’s cash Value is in each Division.
The automated transfers under these investment strategies will not count towards frequent transfer constraints or transfer limitations. However, we reserve the right to include them if we decide to restrict transfers under the terms of the contract.
DISTRIBUTION OF THE POLICIES
Distributing the Policies
MetLife Investors Distribution Company (“MLIDC”) is the principal underwriter and distributor of the Policies. MLIDC, which is our affiliate, also acts as the principal underwriter and distributor of other variable life insurance policies and variable annuity contracts that we, or our affiliated companies issue. We reimburse MLIDC for expenses MLIDC incurs in distributing the Policies.
MLIDC’s principal offices are located at 200 Park Avenue, New York, NY 10166. MLIDC is registered under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.
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No commissions are paid for the sale of the Policies. However, we may compensate MetLife employees for referrals. We may also make various payments to selling firms and other third parties. (See “Compensation Paid to Selling Firms and Other Intermediaries.”)
Compensation Paid to Selling Firms and Other Intermediaries
MetLife enters into arrangements concerning the sale, servicing and/or renewal of MetLife group insurance and certain other group-related products (“Products”) with brokers, agents, consultants, third party administrators, general agents, associations, and other parties that may participate in the sale, servicing and/or renewal of such products (each an “Intermediary”). MetLife may pay your Intermediary compensation, which may include, among other things, base compensation, supplemental compensation and/or a service fee. MetLife may pay compensation for the sale, servicing and/or renewal of Products, or remit compensation to an Intermediary on your behalf. Your Intermediary may also be owned by, controlled by or affiliated with another person or party, which may also be an Intermediary and who may also perform marketing and/or administration services in connection with your Products and be paid compensation by MetLife.
Base compensation, which may vary from case to case and may change if you renew your Products with MetLife, may be payable to your Intermediary as a percentage of premium or a fixed dollar amount. MetLife may also pay your Intermediary compensation that is based upon your Intermediary placing and/or retaining a certain volume of business (number of Products sold or dollar value of premium) with MetLife. In addition, supplemental compensation may be payable to your Intermediary. Under MetLife’s current supplemental compensation plan (“SCP”), the amount payable as supplemental compensation may range from 0% to 8% of premium. The supplemental compensation percentage may be based on one or more of: (1) the number of Products sold through your Intermediary during a one-year period; (2) the amount of premium or fees with respect to Products sold through your Intermediary during a one-year period or other defined period; (3) the persistency percentage of Products in force through your Intermediary during a one-year period; (4) the block growth of the Products in force through your Intermediary during a one-year period; (5) premium growth during a one-year period; or (6) a flat amount, fixed percentage or sliding scale of the premium for Products as set by MetLife. The supplemental compensation percentage will be set by MetLife based on the achievement of the outlined qualification criteria and it may not be changed until the following SCP plan year. As such, the supplemental compensation percentage may vary from year to year, but will not exceed 8% under the current supplemental compensation plan.
The cost of supplemental compensation is not directly charged to the price of our Products, except as an allocation of overhead expense, which is applied to all eligible group insurance Products, whether or not supplemental compensation is paid in relation to a particular sale or renewal. As a result, your rates will not differ by whether or not your Intermediary receives supplemental compensation. If your Intermediary collects the premium from you in relation to your Products, your Intermediary may earn a return on such amounts. Additionally, MetLife may have a variety of other relationships with your Intermediary or its affiliates, or with other parties, that involve the payment of compensation and benefits that may or may not be related to your relationship with MetLife (e.g., insurance and employee benefits exchanges, enrollment firms and platforms, sales contests, consulting agreements, participation in an insurer panel, or reinsurance arrangements).
More information about the eligibility criteria, limitations, payment calculations and other terms and conditions under MetLife’s base compensation and supplemental compensation plans can be found on MetLife’s Web site at www.metlife.com/business-and-brokers/broker-resources/broker-compensation. Questions regarding Intermediary compensation can be directed to ask4met@metlifeservice.com, or if you would like to speak to someone about Intermediary compensation, please call (800) ASK 4MET.
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Payments described above are not charged directly to Owners or the Separate Account. We intend to recoup these expenses and other sales expenses through fees and charges deducted under the Certificate.
GENERAL PROVISIONS OF THE GROUP CONTRACT
Issuance
The Group Contract will be issued upon receipt of a signed application for Group Insurance signed by a duly authorized officer of the Employer, and acceptance by a duly authorized officer of the Company at its Administrative Office.
Premium Payments
The Contractholder will remit planned premium payments for Insureds of the Contractholder or an associated company in an amount authorized by the employee to be deducted from his or her wages. All planned premiums under a Group Contract must be specified in advance. The planned premium payment interval is agreed to by the Contractholder and us. Before each planned payment interval, we will furnish the Contractholder with a statement of the planned premium payments to be made under the Group Contract or such other notification as has been agreed to by the Contractholder and us.
Grace Period
If the Contractholder does not remit planned premium payments in a timely fashion, the Group Contract will be in default. A grace period of 31 days begins on the date that the planned premiums were scheduled to be remitted. If the Contractholder does not remit premiums before the end of the grace period, the Group Contract will terminate. However, the Certificate will be amended automatically to continue in force as an Individual Policy following the Group Contract’s termination, provided such insurance is not surrendered or cancelled by the Owner and provided the Owner pays the premium directly to the Company.
Termination
Except as described in “Grace Period” above, the Group Contract will be terminated immediately upon default. In addition, we may end a Group Contract or any of its provisions on 31 days’ notice. If the Group Contract terminates, any Certificate in effect will be amended automatically to continue in force as an Individual Policy following the Group Contract’s termination, provided such insurance is not surrendered or cancelled by the Owner and provided the Owner pays the premium directly to the Company. (See “Policy Benefits — Eligibility Change Conversion.”)
Right to Examine Group Contract
The Contractholder may terminate the Group Contract within 20 days after receiving it, within 45 days after the application was signed or within 10 days of mailing a notice of the cancellation right, whichever is latest. To cancel the Group Contract, the Contractholder should mail or deliver the Group Contract to us at our Administrative Office.
Entire Contract
The Group Contract, with the attached copy of the Contractholder’s application and other attached papers, if any, is the entire contract between the Contractholder and us. All statements made by the Contractholder, any Owner or
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any Insured will be deemed representations and not warranties. Misstatements will not be used in any contest or to reduce a claim under the Group Contract, unless such misstatements are in writing. A copy of the application containing such misstatement must have been given to the Contractholder or to the Insured or to his Beneficiary, if any.
Incontestability
We cannot contest the Group Contract after it has been in force for two years from the date of issue.
Ownership of Group Contract
The Contractholder owns the Group Contract. The Group Contract may be changed or ended by agreement between us and the Contractholder without the consent of, or notice to, any person claiming rights or benefits under the Group Contract. However, the Contractholder does not have any ownership interest in the Polices issued under the Group Contract. The rights and benefits under the Policies inure to the benefit of the Owners, Insureds, and Beneficiaries as set forth herein and in the Policies.
GENERAL MATTERS RELATING TO THE POLICY
Postponement of Payments
We usually pay the amounts of any surrender, partial withdrawal, death benefit proceeds or loan within 7 days after we receive all applicable written notices, permitted telephone, fax or Internet request, and/or due proof of death of the Insured. We may postpone such payments, however, whenever:
•	the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC;
•	the SEC by order permits postponement for the protection of Owners; or
•	an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account’s net assets.
The Company may defer payments on any amount from the General Account for not more than six months.
Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared your bank. We may use telephone, fax, internet or other means of communications to verify that payment from your check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. You may avoid the possibility of delay in disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check. If mandated by applicable law, the Company may be required to block your account and thereby refuse to pay any request for transfer, surrender, partial withdrawal, loan or death proceeds, until instructions are received from appropriate regulators. We also may be required to provide information about you and your account to government regulators.
Transfers, surrenders and partial withdrawals payable from the General Account and the payment of Policy loans allocated to the General Account may, subject to certain limitations, be delayed for up to six months. However, if payment is deferred for 30 days or more, the Company will pay interest at the rate of not less than 2 1/2% per year for the period of the deferment.
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STATE VARIATIONS
This Prospectus describes all material features of the Policy. However, we will also issue you a Policy (Certificate or Individual Policy), which is a separate document from the prospectus. There may be differences between the description of the Policy contained in this prospectus and the Policy issued to you due to differences in state law. Please consult your Policy for the provisions that apply in your state. You should contact our Administrative Office to review a copy of your Policy and any applicable endorsements and riders.
LEGAL PROCEEDINGS
In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.
It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife Investors Distribution Company to perform its contract with the Separate Account or of MetLife to meet its obligations under the Policies.
FINANCIAL STATEMENTS
The financial statements of the Company, Metropolitan Tower Life Insurance Company and Paragon Separate Account B are contained in the Statement of Additional Information (SAI).
The financial statements of the Company and of Metropolitan Tower Life Insurance Company should be distinguished from the financial statements of the Separate Account, and should be considered only as bearing on the ability of the Company to meet its obligations under the Policies and of Metropolitan Tower Life Insurance Company, as guarantor, to meet its obligations under the guarantee agreement. For a free copy of these financial statements and/or the SAI, please call or write to us at our Administrative Office.
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GLOSSARY
Administrative Office – The service office of the Company. The mailing address is: MetLife GVUL; Suite 600; 11330 Olive Boulevard; St. Louis, MO 63141. Unless another location is specified, all applications, notices and requests should be directed to the Administrative Office at the address above or, if permitted, to our facsimile number (866-347-4483). You may also contact us for information at 1-800-756-0124.
Attained Age – The Issue Age of the Insured plus the number of completed Policy Years.
Associated Companies – The companies listed in a Group Contract’s specifications pages that are under common control through stock ownership, contract or otherwise, with the Contractholder.
Beneficiary – The person(s) named in a Policy or by later designation to receive Policy proceeds in the event of the Insured’s death. A Beneficiary may be changed as set forth in the Policy and this Prospectus. Unless otherwise stated in the Certificate, the Beneficiary has no rights in a Certificate before the death of the Insured. If there is more than one Beneficiary at the death of the Insured, each will receive equal payments unless otherwise provided by the Owner.
Cash Value – The total amount that a Policy provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account, the General Account (if applicable), and in the Loan Account.
Cash Surrender Value – The Cash Value of a Policy on the date of surrender, less any Indebtedness.
Certificate – A document issued to Owners of Policies issued under Group Contracts, setting forth or summarizing the Owner’s rights and benefits.
Contractholder – The employer, association, sponsoring organization or trust that is issued a Group Contract.
Division – A subaccount of the Separate Account. Each Division invests exclusively in an available underlying Portfolio.
Effective Date – The actual date coverage shall take effect which will be on or after the Issue Date.
Employee – A person who is employed and paid for services by an employer on a regular basis. To qualify as an Employee, a person ordinarily must work for an employer at least 30 hours per week. MetLife may waive or modify this requirement at its discretion. An Employee may also include an independent contractor acting in many respects as an employee with a sponsoring employer. An Employee may include a partner in a partnership if the employer is a partnership.
Face Amount – The minimum death benefit under the Policy so long as the Policy remains in force.
Fund – An underlying mutual fund in which the Separate Account assets are invested.
General Account – The Policy option where your money earns annual interest at a rate that will not be lower than the guaranteed minimum rate in effect on the issue date of your Group Policy, which in no event will be lower than 4% (3% if the General Account is first made available under the Policy on or after May 1, 2011). We may credit higher rates of interest, but are not obligated to do so. This may not be available on all Policies as an option. The General Account is part of the Company’s general account.
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Group Contract – A group flexible premium variable life insurance contract issued to the Contractholder by the Company.
Indebtedness – The sum of all unpaid Policy Loans and accrued interest charged on loans.
Individual Insurance – Insurance provided under a Group Contract or under an Individual Policy issued in connection with an employer-sponsored insurance program on an Employee or an Employee’s spouse.
Insured – The person whose life is insured under a Policy. The term may include both an Employee and an Employee’s spouse.
Investment Start Date – The date the initial premium is applied to the General Account and to the Divisions of the Separate Account. This date is the later of the Issue Date or the date the initial premium is received at our Administrative Office.
Issue Age – The Insured’s Age as of the date the Policy is issued.
Issue Date – The Issue Date is the date from which Policy Anniversaries, Policy Years, and Policy Months are measured.
Loan Account – The account of the Company to which amounts securing Policy Loans are allocated. It is a part of the Company’s general account assets.
Loan Value – The maximum amount that may be borrowed under a Policy after the first Policy Anniversary.
Maturity Date – The Policy Anniversary on which the Insured reaches Attained Age 95.
Monthly Anniversary – The same date in each succeeding month as the Issue Date except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.
Net Premium – The premium less any premium expense charge, any charge to compensate us for anticipated higher corporate income taxes resulting from the sale of a Policy and, for Policies with Group A or Group B charge structure, any charge for premium taxes.
Owner (or you) – The Owner of a Policy, as designated in the application or as subsequently changed.
Policy – Either the Certificate or the Individual Policy offered by the Company and described in this Prospectus. Under Group Contracts, the Policy may be issued on the employee or on the employee’s spouse.
Policy Anniversary – The same date each year as the Issue Date.
Policy Month – A month beginning on the Monthly Anniversary.
Policy Year – A period beginning on a Policy Anniversary and ending on the day immediately preceding the next Policy Anniversary.
Portfolio — A portfolio represents a class (or series) of stock of a Fund in which a Division's assets are invested.
SEC (or the Commission) – The Securities and Exchange Commission.
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Separate Account – Paragon Separate Account B, a separate investment account established by the Company to receive and invest the net premiums paid under the Policy.
Spouse – An employee’s legal spouse. The term does not include a spouse who is legally separated from the employee.
Valuation Date – Each day that the New York Stock Exchange is open for regular trading.
Valuation Period – The period between two successive Valuation Dates, commencing at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on a Valuation Date and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date.
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APPENDIX A: PORTFOLIOS AVAILABLE UNDER THE POLICY
The following is a list of the Portfolios currently available under the Policy. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at dfinview.com/metlife/tahd/MET000233. You can also request this information at no cost by calling (800) 756-0124 or by sending an email request to GVUL-eservice@metlifecommercial.com.
The current expenses and performance information below reflects fees and expenses of the Portfolios, but does not reflect the other fees and expenses that the Policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio's past performance is not necessarily an indication of future performance.
INVESTMENT OBJECTIVE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2020)
			1 YEAR	5 YEAR	10 YEAR
Seeks to obtain high total return with reduced risk over the long term by allocating its assets among stocks, bonds, and short-term instruments.	Asset Manager Portfolio - Initial Class Fidelity Management & Research Company LLC	0.60%	14.87%	8.62%	7.35%
Seeks to maximize total return by allocating its assets among stocks, bonds, short-term instruments, and other investments.	Asset Manager: Growth Portfolio - Initial Class Fidelity Management & Research Company LLC	0.69%	17.27%	10.12%	8.56%
Seeks a high level of dividend income and long-term capital growth primarily through investments in stocks.	Equity Income Portfolio*(1) - X T. Rowe Price Associates, Inc.	0.74%	1.18%	9.86%	9.22%
Seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.	Equity-Income Portfolio - Initial Class Fidelity Management & Research Company LLC	0.53%	6.69%	10.69%	10.17%
Seeks as high a level of current income as is consistent with preservation of capital and liquidity.	Government Money Market Portfolio - Initial Class Fidelity Management & Research Company LLC	0.24%	0.32%	0.97%	0.52%
Seeks to achieve capital appreciation.	Growth Portfolio - Initial Class Fidelity Management & Research Company LLC	0.62%	43.89%	21.32%	17.25%
A-1

INVESTMENT OBJECTIVE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2020)
			1 YEAR	5 YEAR	10 YEAR
Seeks a high level of current income, while also considering growth of capital.	High Income Portfolio - Initial Class Fidelity Management & Research Company LLC	0.67%	2.72%	6.99%	5.58%
Seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index.	Index 500 Portfolio - Initial Class Fidelity Management & Research Company LLC Subadviser: Geode Capital Management, LLC	0.10%	18.24%	15.09%	13.78%
Seeks as high a level of current income as is consistent with the preservation of capital.	Investment Grade Bond Portfolio - Initial Class Fidelity Management & Research Company LLC	0.39%	9.39%	5.43%	4.34%
Seeks to track the performance of the Russell 2000® Index.	MetLife Russell 2000® Index Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Advisors, LLC	0.33%	19.62%	13.22%	11.21%
Seeks capital appreciation.	MFS ® Global Equity Series* - Initial Class Massachusetts Financial Services Company	0.92%	13.29%	12.20%	10.63%
Seeks to provide long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth.	Mid-Cap Growth Portfolio*(1) - X T. Rowe Price Associates, Inc.	0.84%	23.80%	16.12%	14.61%
Seeks the highest total return over time consistent with an emphasis on both capital appreciation and income.	Moderate Allocation Portfolio*(1) - X T. Rowe Price Associates, Inc.	0.86%	14.54%	10.24%	8.77%
Seeks capital appreciation.	Putnam VT International Equity Fund(1) - Class IA Putnam Investment Management, LLC Subadviser: C	0.86%	12.35%	7.25%	5.70%
Seeks above-average income and long-term capital growth, consistent with reasonable investment risk. The fund seeks to provide a yield that exceeds the composite yield of the S&P 500® Index.	Real Estate Portfolio - Initial Class Fidelity Management & Research Company LLC	0.66%	-6.55%	3.51%	7.67%
*	The Portfolio is subject to an expense reimbursement or fee waiver arrangement. The annual expenses shown reflect temporary fee reductions.
(1)	Putnam VT International Equity Fund,T. Rowe Price Equity Income Portfolio, T. Rowe PriceMid-Cap Growth Portfolio and T. Rowe Price Moderate Allocation Portfolio are not available to Policy owners under the KPMG LLP Group Contract.
A-2

To learn more about the Policy, you should read the SAI dated the same date as this prospectus and is incorporated by reference into this prospectus. It includes additional information about the Policies and the Separate Account. For a free copy of the SAI please visit dfinview.com/metlife/tahd/MET000233 or call 1-800-756-0124 or write to us at our Administrative Office. To receive free personalized illustrations of death benefits and Cash Values, and to request other information about the Policy, or to make inquiries please call 1-800-756-0124 or write to us at our Administrative Office. The mailing address for our Administrative Office is: MetLife GVUL; Suite 600; 11330 Olive Boulevard; St Louis, MO 63141.
Reports and other information about the Separate Account are available on the Commission's website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
EDGAR ID #: C000034619

April 30, 2021
Prospectus Group and Individual Flexible Premium Variable Life Insurance Policies (DWS D)
Issued by Paragon Separate Account B
Metropolitan Life Insurance Company
Direct all correspondence and inquiries to the Administrative Office:
MetLife GVUL
Administrative Office
Suite 600, 11330 Olive Boulevard, St. Louis, Mo 63141
Phone number: (800) 756-0124
This Prospectus describes flexible premium variable life insurance policies (the “Contracts”) offered by Metropolitan Life Insurance Company (the “Company,” “Metropolitan Life,” “MetLife,” “we,” “our,” or “us”) which are designed for use in employer-sponsored insurance programs. When a Group Contract is issued, Certificates showing the rights of the Owners and/or Insureds will be issued under the Group Contract. We will amend a Certificate issued under a Group Contract so that it will continue in force as an Individual Policy in certain circumstances. The terms of the Certificate and the Individual Policy differ only with respect to provisions relating to the Group Contract that do not apply to the Individual Policy. Definitions of Group Contract, eligible participants, actively at work requirement, and the provisions regarding termination of the Group Contract do not appear in the Individual Policy. The Certificate and the Individual Policy are collectively referred to in this Prospectus as “Policy” or “Policies.”
This Prospectus also describes a guarantee provided by Metropolitan Tower Life Insurance Company (“Met Tower Life” or the “Guarantor”) of MetLife’s obligations under certain Policies originally issued by Paragon Life Insurance Company and assumed by MetLife as a result of the merger of Paragon Life Insurance Company with MetLife on May 1, 2006, with MetLife as the surviving company.
The Policy is a long-term investment designed to provide significant life insurance benefits for the Insured. This prospectus provides information that a prospective owner should know before investing in the Policy. An Owner (also “you”) should consider the Policy in conjunction with other insurance you own.
You may allocate net premiums to the Divisions of Paragon Separate Account B (the “Separate Account”) (Divisions may be referred to as “Investment Divisions” in your Policy and marketing materials). Each Division invests solely in a Portfolio of a Fund listed in Appendix A below.
Please note that the Policy and the Portfolios are not guaranteed to achieve their goals, are not federally insured, are not endorsed by any bank or government agency, and are subject to risks, including the loss of the amount invested.
Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov. The Securities and Exchange Commission (“SEC”) has not approved or disapproved the Policy or determined that this Prospectus is adequate or complete. Any representation to the contrary is a criminal offense.
IMPORTANT INFORMATION
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a Portfolio’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from us. Instead, the shareholder reports will be made available dfinview.com/metlife/tahd/MET000237, and you will be notified by mail each time a shareholder report is posted and provided with a website link to access the shareholder report.
If you already elected to receive your shareholder report electronically, you will not be affected by this change, and you need not take any action. You may elect to receive shareholder reports and other communications electronically, including Portfolio prospectuses and other information we send you by calling us at (800)756-0124.
If you wish to continue to receive shareholder reports in paper on and after January 1, 2021, we will continue to send you all future reports in paper, free of charge. Please call (800) 756-0124 if you wish to continue receiving paper copies of the Portfolios’ shareholder reports. Your election to receive shareholder reports in paper will apply to all Portfolios available under your Policy.

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KEY INFORMATION
Important Information You Should Consider About the Policy
	FEES AND EXPENSES			LOCATION IN PROSPECTUS
Charges for Early Withdrawals	None			—
Transaction Charges	You may be subject to transaction charges that may apply if you surrender your Policy or make a partial withdrawal. You also may be charged for other transactions, such as when you make a premium payment, transfer cash value between investment options or exercise your Accelerated Death Benefit Option.			“Charges and Deductions — Transaction Charges”
Ongoing Fees and Expenses (annual charges)	In addition to charges described above, an investment in the Policy is subject to certain ongoing fees and expenses, including a mortality and expense risk charge, a monthly deduction covering the cost of insurance under the Policy, monthly administrative charge and optional benefits added by rider, and such fees and expenses are set based on characteristics of the insured (e.g., the age and rate class of the covered person) as well as the Group characteristics. Please refer to the specifications page of your Policy for applicable rates.
	You will also bear expenses associated with the Portfolios available under your Policy, as shown in the following table:			Charges and Deductions — Monthly Deduction” “Charges and Deductions — Mortality and Expense Risk Charge” “Charges and Deductions — Portfolio Charges and Expenses”
	ANNUAL FEE	MIN.	MAX.
	Investment options (Portfolio fees and charges)	0.42%	1.10%
	RISKS			LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in this Policy.
Not a Short-Term Investment	The Policies are designed to provide insurance protection. They should not be used as a short-term investment or if you need ready access to cash, because you will be charged when you make premium payments and you will also pay a transaction fee on partial withdrawals.			“Principal Risks”
Risks Associated with Investment Options	An investment in this Policy is subject to the risk of poor investment performance and can vary depending on the performance of the Portfolios available under the Policy. Each investment option (including any general account investment option) has its own unique risks. You should review the investment options before making an investment decision.			“Principal Risks”
Insurance Company Risks	Investments in the Policy are subject to the risks related to Metropolitan Life including any obligations including under any obligations, guarantees, and benefits of the Policy are subject to the claims paying ability of Metropolitan Life. If Metropolitan Life experiences financial distress, it may not be able to meet its obligations to you. More information about Metropolitan Life, including its financial strength ratings, is available upon request by calling call 1-800-756-0124 or visiting: https://www.metlife.com/about-us/corporate-profile/ratings/.			“Principal Risks”
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	RISKS	LOCATION IN PROSPECTUS
Contract Lapse	Your Policy may lapse if you have paid an insufficient amount of premiums or if the investment experience of the Portfolios is poor and the cash surrender value under your Policy is insufficient to cover the monthly deduction. Lapse of a Policy on which there is an outstanding loan may have adverse tax consequences. If the Policy lapses, no death benefit will be paid. A Policy may be reinstated if the conditions for reinstatement are met including the payment of required premiums.	“Principal Risks”
	RESTRICTIONS	LOCATION IN PROSPECTUS
Investments	At the present time, no charge is assessed against the cash value of a Policy when amounts are transferred among the Divisions of the Separate Account and between the Divisions, but we reserve the right to impose a charge of $25 to cover administrative costs incurred in processing any transfer in excess of 12 in a Policy year. Policy owners may transfer cash value between and among the investment divisions. Restrictions may apply to frequent transfers.
	Metropolitan Life reserves the right to remove or substitute portfolio companies as investment options that are available under the Policy.	“Features of the Policy — Transfers”
Optional Benefits	Rider availability is subject to your employer making the rider available. Depending upon your Employer’s requirements, certain Policy riders may only be able to be added to in force Policies during the Employer’s annual enrollment.	“Features of the Policy — Additional Benefits and Riders”
	TAXES	LOCATION IN PROSPECTUS
Tax Implications	Consult with a tax professional to determine the tax implications of an investment in and payments received under this Policy.
Withdrawals will be subject to ordinary income tax, and may be subject to tax penalties.
	Lapse of a Policy on which there is an outstanding loan may have adverse tax consequences	“Federal Tax Matters”
	CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
Investment Professional Compensation	Your investment professional may receive compensation relating to your ownership of a Policy. These investment professionals may have a financial incentive to offer or recommend the Policy over another investment.	“Distribution of the Group Policy and the Policies”
Exchanges	Some investment professionals may have a financial incentive to offer you a new policy in place of your current Policy. You should only exchange your Policy if you determine, after comparing the features, fees, and risks of both policies, that it is better for you to purchase the new policy rather than continue to own your existing Policy.	“Distribution of the Group Policy and the Policies”
OVERVIEW OF THE POLICY
Purpose of the Policy
The Policy is designed for use in employer-sponsored life insurance programs to provide employees who elect coverage tax deferred accumulation of assets through an investment portfolio and a death and/or other benefits.
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The Policy may be appropriate for an investor who has a longer time horizon, is not purchasing the Policy for short-term liquidity needs and desires life insurance coverage.
Premium Payments
Where provided by an Employer, the minimum initial premium and the planned premium will be remitted to us by the Employer on your behalf pursuant to a premium payment schedule (the “Payroll Deduction Plan”). You must authorize the amount of the premiums remitted by the Employer. If the Employer does not provide a Payroll Deduction Plan, you must pay the minimum premium and the planned premium directly to us. In addition to planned premiums, you may send unscheduled premium payments directly to us at any time and in any amount, subject to the minimum and maximum premium limitations. No insurance will take effect until the minimum initial premium set forth in the specifications pages of the Policy is paid, and the health and other conditions, including eligibility of the insured described in the application for insurance, must not have changed. The Contractholder or employer will pay the initial premium on your behalf. The initial premium for a Policy must at least equal one-twelfth (1/12th) of the planned annual premium for the Policy set forth in the specifications pages. Every premium payment (other than a planned premium) paid must be at least $20. We will not accept any premium payment that would cause your total premiums to exceed current maximum premium limitations that qualify the Policy as life insurance according to federal tax laws. The planned premium is an amount that you arrange to pay for the Policy that is based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Policy. You are not required to pay premiums equal to the planned premium. Premium payments made directly to us should be sent to our Administrative Office. The payment of a given premium will not necessarily guarantee that your Policy will remain in force. Rather, this depends on the Policy’s cash surrender value. Insufficient premiums may result in lapse of the Policy. Premiums may be allocated among the investment options. Additional information about each Portfolio including its investment objective, advisers and any sub-advisers as well as current expenses and certain performance information is included in Appendix A.
Features of the Policy
The Policy has a number of features designed to provide lifetime insurance coverage as well as maximum flexibility in connection with premium payments and death benefits, including flexibility to change the type and amount of the death benefit; flexibility in paying premiums; loan privileges; surrender privileges; and optional insurance benefits.
Standard Death Benefit. We pay death benefit proceeds to the Beneficiary once we have received satisfactory proof of the Insured’s death, or to you, before the Insured’s death and under circumstances described in available riders. The death benefit proceeds equal the death benefit PLUS any additional benefit provided by rider and MINUS any outstanding Indebtedness and any unpaid monthly deductions.
You may choose between two standard death benefit options available under the Policy. After the first Policy Anniversary, you may change the death benefit option while the Policy is in force. Changing the death benefit option may have tax consequences. We calculate the amount payable under each death benefit option as of the end of the Valuation Period that includes the Insured’s date of death.
•	Death Benefit Option A is a “Level Type” death benefit equal to the Face Amount of the Policy, or, if greater, a percentage of Cash Value based on federal tax law requirements.
•	Death Benefit Option B is an “Increasing Type” death benefit equal to the Face Amount of the Policy plus the Cash Value or, if greater, a percentage of Cash Value based on federal tax law requirements. This option is the only option presented for purchase for certain Group Contracts and employer-sponsored programs.
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So long as a Policy remains in force, the death benefit under either option will be at least equal to the current Face Amount. The death benefit will never be less than the minimum amount required for the Policy to be treated as life insurance under U.S. Federal income tax rules, as in effect on the date the Policy was issued.
Surrenders. At any time that a Policy is in effect, you may elect to surrender the Policy and receive its Cash Surrender Value. A surrender may have tax consequences.
Partial Withdrawals. After the first Policy Year, you may request to withdraw part of the Cash Surrender Value once each Policy Month. Partial withdrawals may have federal income tax consequences and may increase the risk that your Policy will lapse (terminate without value).
Transfers. Subject to certain restrictions, you may transfer Cash Value among the Divisions of the Separate Account. (An Owner has additional transfer rights under the Policy, including, but not limited to, the conversion privilege by which, within the first 2 years of the Issue Date of the Policy, an Owner may, upon written request, convert a Policy still in force to a fixed benefit life insurance policy.) We may restrict transfers in the future or even revoke the transfer privilege for certain Policy Owners. For additional information on the restrictions we may impose on transfers and the costs and risks to you that can result from disruptive trading activities, see “Transfers.”
Loans. After the first Policy Anniversary, you may borrow against the Cash Value of the Policy. We transfer a portion of the Cash Value equal to the amount of the loan, and an amount equal to the present value of the loan interest due, from each Division of the Separate Account to the Loan Account as collateral for the loan. The maximum amount you may borrow is an amount equal to 85% of the Cash Value on the date the loan is requested less any outstanding Indebtedness and any contingent deferred sales charge. We charge interest on the amount of the Policy Loan at an annual rate of 8%. We will credit interest on amounts in the Loan Account at an annual rate of at least 5%. Loans may have tax consequences.
Additional Benefits And Riders. We offer the Accelerated Death Benefit Settlement Option Rider. The rider may not be available in all states and some Group Contracts or employer-sponsored insurance programs may not offer the rider. Please contact us at our Administrative Office for further details.
FEE TABLES
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Policy. We may charge fees and use rates that are lower than the maximum guaranteed charges reflected in the tables. Please refer to your Policy specification page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender or make withdrawals from the Policy, or transfer cash between investment options.
Transaction Charges
Charge	When Charge is Deducted	Maximum Amount Deducted
Maximum Premium Expense Charge (load)
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Charge	When Charge is Deducted	Maximum Amount Deducted
• For Policies issued under Group Contracts	Upon receipt of each premium payment	None
• For Policies treated as individual contracts under Omnibus Budget Reconciliation Act of 1990		1.00% of each premium payment
Premium Tax Charge	Upon receipt of each premium payment	2.25% of each premium payment
Partial Withdrawal Charge	Upon each partial withdrawal from the Policy	$25 (1)
Transfer Charge	Upon transfer in excess of 12 in a Policy Year	$25 per transfer(2)
Accelerated Benefits Rider Administrative Charge	At the time an accelerated death benefit is paid	$100 (2)
(1)	The partial withdrawal charge is the lesser of $25.00 or 2% of the amount withdrawn.
(2)	We are currently waiving this charge.
The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy not including Portfolio fees and expenses.
Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Maximum Amount Deducted
Base Contract Charge:
Cost of insurance charge(1)
• Minimum and Maximum Charge	Monthly	$0.15 to $31.67 per $1,000 of net amount at risk
• Charge for a representative insured(2)		$0.45 per $1,000 net amount at risk
Administrative Charge(3)	Monthly	$6.00
Mortality and Expense Risk Charge(4)	Daily	0.90% (annually) of the net assets of each Division of the Separate Account
Loan Interest Spread(5)	Each Policy Anniversary	3.0%
(1)	Cost of insurance rates vary based on the Insured’s attained age and rate class. The cost of insurance charges shown in the table may not be typical of the charges you will pay. More detailed information concerning your cost of insurance charges is available on request from our Administrative Office.
(2)	A representative Insured is a person with an attained age of 45, actively at work.
(3)	The maximum administrative charge we can apply to Policies under any Group Contract can vary but will not exceed the amounts in the table. Please refer to your Policy Schedule Page for the administrative charge that applies to your Policies.
(4)	The Mortality and Expense Risk Charge is currently 0.75% (annually) of the net assets of each Division of the Separate Account.
(5)	The maximum amount of interest we charge is 8% and the minimum amount of interest we credit is 5% for a maximum loan interest spread of 3%.
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Annual Portfolio Operating Expenses
The next table shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Policy. A complete list of the Portfolios available under the Policy, including their annual expenses, may be found in Appendix A at the back of this document.
	Minimum	Maximum
Total Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.42%	1.10%
PRINCIPAL RISKS
Investment Risk
If you invest your Cash Value in one or more Divisions of the Separate Account, then you will be subject to the risk that the investment performance of the Divisions will be unfavorable and that the Cash Value will decrease. An investment in this Policy is subject to the risk of poor investment performance and can vary depending on the performance of the Portfolios available under the Policy. Each investment option has its own unique risks. You should review the investment options before making an investment decision. A comprehensive discussion of the risks of each of the Portfolios may be found in each Portfolio’s prospectus. Please refer to the prospectuses for the Portfolios for more information. There is no assurance that any of the Portfolios will achieve its stated investment objective. In addition, we deduct Policy fees and charges from your Cash Value, which can significantly reduce your Cash Value. During times of poor investment performance, this deduction will have an even greater impact on your Cash Value. You could lose everything you invest and your Policy could lapse without value, unless you pay additional premium.
Risk of an Increase in Current Fees and Expenses
Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.
Policy Lapse
If your Cash Surrender Value is not enough to pay the monthly deduction and other charges, your Policy may enter a 62-day grace period. A shorter grace period applies to the Contractholder (the employer) of the Group Contract. We will notify you that the Policy will lapse (terminate without value) unless you make sufficient payment during the grace period. Your Policy also may lapse if your Indebtedness exceeds your Cash Value on any Monthly Anniversary. If either of these situations occurs, your Policy will be in default and you must pay a specified amount of new premium to prevent your Policy from lapsing. Subject to certain conditions and our underwriting rules, you may reinstate a lapsed Policy within five years after the date of lapse and before the Maturity Date. In certain situations, your Policy may also terminate if your employer ends its participation in the Group Policy.
Limitations on Access to Cash Value
We limit partial withdrawals of cash value from the Policies. You may not take a partial withdrawal in the first Policy year. Thereafter, you may make up to one partial withdrawal each Policy Month. The minimum amount of a partial withdrawal, net of any transaction charges, is currently $200. The minimum amount that can be withdrawn
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from any one Division is the lesser of $50 or the Policy’s Cash Value in that Division. The maximum amount that can be withdrawn, including the partial withdrawal transaction charge, is the Loan Value.
Limitations on Transfers
We do not currently charge for transfers, but we reserve the right to charge up to $25 per transfer to cover administrative costs incurred in processing any transfer in excess of 12 in a Policy year, except for transfers under the Automated Investment Strategies. We have adopted procedures to limit excessive transfer activity. In addition, each Portfolio may restrict or refuse certain transfers among, or purchases of shares in their Portfolios as a result of certain market timing activities. You should read each Portfolio’s prospectus for more details. The minimum amount that you must transfer is currently $250, or, if less, the Policy’s Cash Value in a Division.
Tax Treatment
To qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code (the “Code”). Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable upon death of the Insured will never be less than the minimum amount required for a Policy to be treated as life insurance under Section 7702 of the Code, as in effect on the date the Policy was issued.
Depending on the total amount of premiums you pay, the Policy may be treated as a “modified endowment contract” (“MEC”) under Federal tax laws. If a Policy is treated as a MEC, then surrenders, partial withdrawals and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial withdrawals, and loans taken before you reach age 59 1/2.
Under current federal income tax law, the taxable portion of distributions from variable life contracts is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends.
You should consult a qualified tax adviser for assistance in all Policy-related tax matters.
Surrender and Partial Withdrawals (Short-Term Investment Risk)
We designed the Policy to meet long-term financial goals. To best realize the benefits available through the Policy — including the benefit of tax deferred build-up of Cash Value, you should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy in the near future. The Policy is not suitable as a short-term savings vehicle. A surrender, in whole or in part, may have tax consequences and may increase the risk that your Policy will lapse.
We assess a partial withdrawal transaction charge equal to the lesser of $25 or 2% of the amount withdrawn. A partial withdrawal may reduce the Face Amount as well as the death benefit. In certain circumstances, the reduction of the death benefit resulting from a partial withdrawal also may affect the cost of insurance charge and the amount of insurance protection afforded under a Policy. Partial withdrawals may have tax consequences and may increase the risk that your Policy will lapse.
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Loans
A Policy Loan, whether or not repaid, will affect Cash Value over time because we subtract the amount of the Policy Loan from the Divisions of the Separate Account and hold that amount in the Loan Account. This loan collateral does not participate in the investment performance of the Divisions of the Separate Account.
We reduce the amount we pay on the Insured’s death, surrender, or the maturity of the Policy, by the amount of any Indebtedness. Your Policy may lapse (terminate without value) if the Indebtedness exceeds the Cash Value on any Monthly Anniversary.
A Policy Loan may have tax consequences. If you surrender the Policy or allow the Policy to lapse or if the Policy terminates while a Policy Loan is outstanding, the amount of the outstanding Indebtedness, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly.
Other Matters
The novel coronavirus COVID-19 pandemic is causing illnesses and deaths. This pandemic, other pandemics, and their related major public health issues are having a major impact on the global economy and financial markets. Governmental and non-governmental organizations may not effectively combat the spread and severity of such a pandemic, increasing its harm to the Company. Any of these events could materially adversely affect the Company’s operations, business, financial results, or financial condition.
Cybersecurity
Cybersecurity breaches can be intentional or unintentional events, and can occur through unauthorized access to computer systems, networks or devices; infection from computer viruses or other malicious software code; or attacks that shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality. Cybersecurity breaches can interfere with our processing of transactions, including the processing of transfer orders from our website or with the Portfolios; impact our ability to calculate cash values; cause the release and possible destruction of confidential Policy Owner or business information; or impede order processing or cause other operational issues. Although we continually make efforts to identify and reduce our exposure to cybersecurity risk, there is no guarantee that we will be able to successfully manage this risk at all times.
Insurance Company Risks
Policies are subject to the risks related to Metropolitan Life, including any obligations, guarantees, and benefits of the Policy are subject to the claims paying ability of Metropolitan Life. If Metropolitan Life experiences financial distress, it may not be able to meet its obligations to you. More information about Metropolitan Life, including its financial strength ratings, is available upon request by calling (800)756-0124.
ISSUING THE POLICY
General Information
The Policies described in this Prospectus are designed for use in employer-sponsored insurance programs and are issued in the form of Certificates pursuant to Group Contracts entered into between the Company and Contractholders.
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The Contractholder (employer) owns the Group Contract, but does not have any ownership interest in the Policies issued under the Group Contract. Rights and benefits under the Policies inure to the benefit of the Owners (generally, Employees), Insureds and Beneficiaries as set forth herein.
Generally, a Policy is available for Insureds between Issue Ages 17-70 who supply satisfactory evidence of insurability. We may issue Policies to individuals falling outside that range of Issue Ages, or decline to issue Policies to individuals within that range of Issue Ages. The Insured under a Policy is usually an employee of the Contractholder or sponsoring employer.
Currently, the minimum initial Face Amount is generally $25,000. The maximum Face Amount varies by Plan. We reserve the right to modify at any time our minimum Face Amount on new contracts. The Owner may change the Face Amount (subject to the minimum and maximum amounts applicable to his or her Policy) and the death benefit option, but in certain cases evidence of insurability may be required. (See “Policy Benefits — Death Benefit.”)
On behalf of Owners, the Contractholder will make planned premium payments under the Group Contract equal to an amount authorized by employees to be deducted from their wages. In addition, Owners may pay additional premiums.
Generally, if there is sufficient Cash Surrender Value, Individual Insurance under a Group Contract will continue should the Group Contract cease or the employee’s employment end. (See “Eligibility Change Conversion.”)
Procedural Information
We generally will issue a Group Contract to employers whose Employees meet the eligibility requirements for Owners (and/or Insureds) under the Group Contract. The class(es) of Employees covered by a particular Group Contract is/are set forth in that Group Contract’s specifications pages.
We will issue the Group Contract upon receipt and acceptance at our Administrative Office of an application for a group insurance signed by an appropriate officer of the employer. (See “General Provisions of the Group Contract — Issuance.”) Individuals (i.e., eligible Employees) wishing to purchase a Policy under a Group Contract or an employer-sponsored insurance program must complete the appropriate application for individual insurance and submit it to our authorized representative or us at our Administrative Office. We will issue to each Contractholder a Certificate to give to each Owner.
We will amend a Certificate issued under a Group Contract automatically so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges:
•	to persons who wish to continue coverage after a Group Contract has terminated;
•	to persons who wish to continue coverage after they no longer are employed by the Group Contractholder.
Acceptance of an application is always subject to our underwriting rules, and we reserve the right to reject an application for any reason permitted by law.
Employee Eligibility. To be eligible to purchase a Policy, an Employee must be actively at work at the time he or she submits the application for Individual Insurance. In addition, the Contractholder may determine specific classes to which the Employee must belong to be eligible to purchase a Policy. “Actively at work” means that the Employee must work for the Contractholder or sponsoring employer at the Employee’s usual place of work (or such other places as required by the Contractholder or sponsoring employer) for the full number of hours and the full
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rate of pay set by the employment practices of the employer. Ordinarily the time worked per week must be at least 30 hours. We reserve the right to waive or modify the “actively at work” requirement.
The Contractholder also may require that an individual be its Employee as of a certain date or for a certain period of time. We will set forth this date or time period in the Group Contract specifications pages. Employees of any Associated Companies of the Contractholder will be considered Employees of the Contractholder. If the employer is a partnership, a partner may be an eligible Employee.
Guaranteed Issue. We generally will issue the Policy applied for by the Employee pursuant to our guaranteed issue underwriting procedure. We offer the guaranteed issue procedure only when an Employee is first given the opportunity to purchase a Policy. Under this procedure, the Employee is only required to answer qualifying questions in the application for Individual Insurance; the Employee is not required to submit to a medical or paramedical examination. The maximum Face Amount that an Employee can generally apply for under the guaranteed issue procedure (“Guaranteed Issue Amount”) varies by Group Contract or employer-sponsored insurance program.
Simplified Underwriting. We will follow simplified underwriting procedures rather than guaranteed issue procedures if:
•	the Face Amount exceeds the Guaranteed Issue Amount described above;
•	the Policy has previously been offered to the Employee;
•	the requirements for guaranteed issue set forth in the application for Individual Insurance are not met; or
•	the Policy is offered through programs for which guaranteed issue underwriting is not available.
Under simplified underwriting procedures, the Employee must respond satisfactorily to certain health questions in the application. A paramedical exam may be required. We will then determine whether a Policy can be issued. (The underwriting method followed will affect cost of insurance rates. See “Charges and Deductions — Cost of Insurance Rates.”)
Issue Date. The Issue Date is used to determine Policy Anniversaries, Policy Years, and Policy Months. The effective date for all coverage provided in the original application for Individual Insurance will not take effect until:
•	the appropriate application for Individual Insurance is signed;
•	the initial premium has been paid prior to the Insured’s death;
•	the Insured is eligible for the Policy; and
•	the information in the application is determined to be acceptable to the Company.
Right to Examine Policy (Free Look Right)
Initial Free Look Period. The free look period begins when you receive your Policy. The free look period generally ends within 20 days (or such longer period as state law requires) of your receiving the Policy or, if later, 45 days after you sign the application for coverage. During the free look period, any premiums that we have received will be allocated to the Divisions of the Separate Account, in accordance with your instructions. You may return the Policy during this period for a refund. We will refund an amount equal to all premiums paid under the Policy.
To cancel the Policy, you should mail or deliver the Policy directly to us at our Administrative Office. A refund of premiums paid by check may be delayed until the check has cleared the Owner’s bank. (See “General Matters Relating to the Policy — Postponement of Payments.”)
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Free Look For Increase In Face Amount. Similarly, you may cancel an increase in Face Amount within 20 days from the date you received the new Policy specifications pages for the increase.
If you cancel the Face Amount increase, you may request that we refund the amount of the additional charges deducted in connection with the increase. If no request is made, we will increase the Policy’s Cash Value by the amount of these additional charges. We will allocate this amount among the Divisions, in the same manner as it was deducted.
Ownership Rights
The Policy belongs to the person named in the application, unless later changed. The Owner is usually the same as the Insured unless the application specifies a different person as the Owner or the Owner is changed thereafter. If the Owner is not the Insured and dies before the Insured, the Owner’s interest will go to his or her estate unless otherwise provided. Before the Maturity Date, Owners may exercise their rights and privileges under the Policies, subject to the right of any assignee of record and any irrevocably designated beneficiary. The principal rights of the Owner include selecting and changing the beneficiary, changing the Owner, and assigning the Policy. Changing the Owner or assigning the Policy may have tax consequences. After the Maturity Date, the Owner cannot change the payee or the mode of payment of death benefit proceeds, unless otherwise provided in the Policy.
We reserve the right to limit or modify the manner in which an Owner may exercise the rights and privileges under the Policy. For example, we reserve the right to limit the number of Policy changes to one per Policy Year and to restrict such changes in the first Policy Year. Currently, no change may be made during the first Policy Year. For this purpose, changes include increases or decreases in Face Amount and changes in the death benefit option. No change will be permitted that would result in the death benefit under a Policy being included in gross income for failure to meet the requirements of Section 7702 of the Code or any applicable successor provision.
We will send all reports and other notices described herein or in the Policy directly to the Owner.
Modifying the Policy
Any modification or waiver of our rights or requirements under the Policy must be in writing and signed by our president or a vice president. No agent may bind us by making any promise not contained in the Policy.
Upon notice to you, we may modify the Policy:
•	to conform the Policy, our operations, or the Separate Account’s operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, or our Company, or the Separate Account is subject;
•	to assure continued qualification of the Policy as a life insurance contract under the federal tax laws; or
•	to reflect a change in the Separate Account’s operation.
If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that governs the Policy, we reserve the right to amend the provision to conform to these laws.
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PREMIUMS
Minimum Initial Premium
No insurance will take effect until the minimum initial premium is paid, and the health and other conditions, including eligibility of the insured described in the application for insurance, must not have changed. The Contractholder or employer will pay the initial premium on your behalf. The initial premium for a Policy must at least equal one-twelfth (1/12th) of the planned annual premium for the Policy set forth in the specifications pages.
The planned annual premium is an amount that you arrange to pay for the Policy that is based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Policy. (See “Premium Flexibility” below.) You are not required to pay premiums equal to the planned annual premium.
We will apply the initial premium to a Policy on the Investment Start Date. We will apply subsequent premiums as of the Valuation Date we receive the premiums. (See “Allocation of Net Premiums and Cash Value.”) Premiums will be “received” on a Valuation Date when we receive at our Administrative Office, before the New York Stock Exchange closes for regular trading (usually 4:00 p.m. Eastern time), the premium as well as the supporting documentation necessary for us to determine the amount of premium per Policy. Notwithstanding the foregoing, premiums that the Contractholder remits to cover the next monthly charges due are allocated to, and deducted from, a Policy’s Cash Value on the Monthly Anniversary and therefore do not participate in the investment experience of the Separate Account.
If mandated by applicable law, the Company may be required to reject a premium payment until instructions are received from appropriate regulators. We also may be required to provide additional information about you and your account to government regulators.
Premium Flexibility
After the initial premium, and subject to the limitations described below, premiums may be paid in any amount and at any interval. Under Group Contracts the planned annual premium usually will be paid by the Contractholder or sponsoring employer on behalf of the Owner pursuant to a planned premium payment schedule. A planned premium payment schedule provides for premium payments in a level amount at fixed intervals (usually monthly) agreed to by the Contractholder or sponsoring employer and us. The Owner must authorize the amount of the premiums paid by the Contractholder or sponsoring employer. Please note that if the Contractholder or sponsoring employer does not remit premiums on a timely basis in accordance with the planned premium payment schedule, you may not participate in investment experience under the policy until the premium has been received and credited to the Policy in accordance with our established administrative procedures. You may skip planned premium payments. Making planned premium payments does not guarantee that the Policy will remain in force. The Policy will not necessarily lapse if you fail to make planned premium payments. (See Policy Lapse and Reinstatement.”) Rather, this depends on the Policy's cash surrender value. If the cash surrender value on any monthly anniversary is less than the monthly deduction you will need to make a premium payment within the grace period to cover the monthly deduction. We will notify you at the beginning of the grace period by mail. The notice will specify the amount of premium required to keep the Policy in force, and the date the payment is due. Subject to minimum premium requirements, the amount of the premium required to keep the Policy in force will be the amount of the current monthly deduction. If we do not receive the specified minimum payment within the grace period, the Policy will lapse and terminate without Cash Value. Upon lapse, any Indebtedness is extinguished and any collateral in the Loan Account is returned to the Company. If the Insured dies during the grace period, any overdue monthly deductions and Indebtedness will be deducted from the death benefit payable.
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An Owner may make unscheduled premium payments at any time and in any amount, subject to the minimum and maximum premium limitations described below. Unscheduled premium payments should be sent to our Administrative Office. The payment of an unscheduled premium payment may have federal income tax consequences.
Continuance of Insurance
Failure of the Contractholder to pay the planned premium payments authorized by its employees may cause the Group Contract to terminate. If there is sufficient Cash Surrender Value to prevent the Policy from lapsing, the Individual Insurance provided by the Certificate will automatically continue even if the Group Contract terminates. Individual Insurance also will continue if the Employee’s employment with the Contractholder or sponsoring employer terminates. (See “Conversion Right upon Termination of the Group Contract or Change in Insured’s Eligibility.”) In either circumstance, an Owner of a Certificate converted by amendment to an Individual Policy must establish a new schedule of planned premiums. Under the new schedule, the planned annual premium must remain the same, and the planned payment intervals may be no more frequent than quarterly. We will send you instructions on where to send your premium payments when we send you your amended Certificate.
Premium Limitations
Every premium payment paid must be at least $20. We do not accept payment of premiums in cash or by money order.
We have established procedures to monitor whether aggregate premiums paid under a Policy exceed the current maximum premium limitations that qualify the Policy as life insurance according to federal tax laws. We will not accept any premium payment that would cause your total premiums to exceed those limits. If a premium payment would cause your total premiums to exceed the maximum premium limitations, we will accept only that portion of the premium that would make total premiums equal the maximum amount that may be paid under the Policy. We will return any part of the premium in excess of the maximum premiums directly to you upon discovery of the excess payment, but in no event later than 60 days after the end of the Policy Year in which payment is received.
Modified Endowment Contracts
Under federal tax laws, certain life insurance contracts are classified as modified endowment contracts, which receive less favorable tax treatment than other life insurance contracts. If we receive a premium payment that, together with the remaining scheduled premium payments for the Policy year, would cause a Policy to become a MEC, we will accept only that portion of the premium below the MEC limits. We will return any excess amounts directly to you. We will apply premium payments over the MEC limits only when you instruct us to do so in a writing that acknowledges that application of such amounts will result in the Policy becoming a MEC. We will notify you when we believe that a premium payment will cause a Policy to become a modified endowment contract. You may request that we refund any premium received that would cause the Policy to become a MEC.
Allocation of Net Premiums and Cash Value
When you apply for a Policy, you give us instructions to allocate your net premiums to one or more Divisions of the Separate Account. If you fail to provide allocation instructions, we may allocate your net premiums as described in the application. We will allocate your net premiums according to the following rules:
•	The minimum percentage of any allocation to an investment option is 10 percent of the net premium.
•	Allocation percentages must be in whole numbers and the sum of the percentages must equal 100.
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•	The initial net premium will be allocated on the Investment Start Date, which is the later of the Issue Date or the date we receive the initial premium at our Administrative Office.
•	We will allocate net premiums (after the initial net premium) as of the date we receive them at our Administrative Office according to the premium allocations currently in effect for your Policy, unless otherwise specified.
•	You may change the allocation instructions for additional net premiums without charge at any time by providing us with written notice. Any change in allocation will take effect at the end of the Valuation Period during which we receive the change.
Investment returns from amounts allocated to the Divisions of the Separate Account will vary with the investment performance of the Divisions and will be reduced by Policy charges. You bear the entire investment risk for amounts you allocate to the Divisions. Investment performance will affect the Policy’s Cash Value, and may affect the death benefit as well. You should periodically review your allocation of premiums and values in light of market conditions and overall financial planning requirements.
If you send your premium payments or transaction requests to an address other than the one that we have designated for receipt of such premium payments or requests, we may return the premium payment to you, or there may be a delay in applying the premium payment or transaction to your Policy.
THE COMPANY
The Company
Metropolitan Life Insurance Company is a provider of insurance, annuities, employee benefits and asset management. We are also one of the largest institutional investors in the United States with a general account portfolio invested primarily in fixed income securities (corporate, structured products, municipals, and government and agency) and mortgage loans, as well as real estate, real estate joint ventures, other limited partnerships and equity securities, at December 31, 2020. The Company was incorporated under the laws of New York in 1868. The Company’s office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc.
Obligations to Owners and Beneficiaries that arise under the Policies are obligations of MetLife.
Prior to May 1, 2006, the Policies were issued by Paragon Life Insurance Company. These Policies are now Policies of MetLife as a result of the merger of Paragon Life Insurance Company with MetLife as the surviving company. Additionally, as discussed below, insurance obligations under the Policies originally issued by Paragon Life Insurance Company prior to May 1, 2006 are now guaranteed by Metropolitan Tower Life Insurance Company (“Met Tower Life” or the “Guarantor”).
Guarantee of Insurance Obligations
Policies issued before May 1, 2006 are subject to a guarantee. Under this guarantee, Met Tower Life is responsible for ensuring that there will be sufficient funds to meet obligations under the Policies. Insurance obligations under the Policies include, without limitation, any death benefits payable under the Policies and withdrawals of Cash Value. The guarantee does not guarantee the amount of Cash Value or the investment performance of the Divisions available under the Policy. In the event an Owner of such a Policy presents a legitimate claim for payment, Met Tower Life will pay such claim directly to the Owner if MetLife is unable to make such payment. This guarantee is enforceable by such Owners against Met Tower Life directly without any requirement that Owners first file a claim
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against MetLife. The guarantee agreement is binding on Met Tower Life, its successors or assignees and Met Tower Life’s obligations under the guarantee agreement will terminate only if the guarantee is assigned to an organization having a financial rating from certain specified rating agencies equal to or better than Met Tower Life’s rating. With respect to the guarantee, Met Tower Life is relying on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934.
Met Tower Life is a stock life insurance company originally incorporated under the laws of the State of Delaware in 1982 and currently subject to the laws of the state of Nebraska. Met Tower Life is licensed to issue business in fifty states and the District of Columbia. Met Tower Life is a direct wholly-owned subsidiary of MetLife, Inc. The principal executive offices of Met Tower Life are located at 200 Park Avenue, New York, NY 10166. Prior to April 30, 2018, the guarantee was issued by General American Life Insurance Company (“General American”). On April 27, 2018, following the close of business, General American merged into Met Tower Life and Met Tower Life replaced General American as the issuer of the guarantee.
THE SEPARATE ACCOUNT AND THE PORTFOLIOS
The Separate Account
The Separate Account was established as a separate investment account on January 4, 1993 and is subject to New York law. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) and meets the definition of a “separate account” under federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or the Company by the SEC. The Separate Account may be used to support other variable insurance policies we issue.
The investment adviser to certain of the Portfolios offered with the Group Contract or with other group contracts issued through the Separate Account may be regulated as a Commodity Pool Operator. While MetLife does not concede that the Separate Account is a commodity pool, MetLife has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodities Exchange Act (“CEA”), and is not subject to registration or regulation as a pool operator under the CEA.
The Separate Account is divided into Divisions, each of which invests in shares of a Portfolio shown on the cover page of this Prospectus. Income and both realized and unrealized gains or losses from the assets of the Separate Account are credited to or charged against that Separate Account without regard to income, gains, or losses from any Separate Account or arising out of any other business the Company may conduct.
We segregate the assets in the Separate Account from our general account assets. The assets in the Separate Account shall at least equal the Separate Account reserves and other liabilities under the Policies. Under applicable state insurance law, assets equal to the reserves and other liabilities under the Policies are not chargeable with liabilities arising out of any other business of MetLife. If the assets in the Separate Account exceed the reserves and other liabilities under the Policies, then we may, from time to time in the normal course of business, transfer the excess to our general account. Such excess amounts may include, without limitation, amounts representing fees and charges incurred, but not yet deducted from the Separate Account. Before making any such transfers, we will consider any possible adverse impact the transfer may have on the Separate Account.
We are obligated to pay all amounts promised to investors under the Policy. The assets of the Separate Account may not be used to pay any liabilities of MetLife other than those arising under the Policy or other products funded by the Separate Account. Any such amount that exceeds the Policy’s Cash Value in the Separate Account is paid from our general account. Death benefit amounts paid from the general account are subject to the financial strength and
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claims paying ability of the Company and our long term ability to make such payments. We issue other life insurance policies and annuity contracts where we pay all money we owe under those policies and contracts from our general account. MetLife is regulated as an insurance company under state law, which includes, generally, limits on the amount and type of investments in its general account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.
We do not guarantee any money you place in the Divisions of the Separate Account. The value of each Division of the Separate Account will increase or decrease, depending on the investment performance of the corresponding Portfolio. You could lose some or all of your money.
The Portfolios
The Portfolios available under the Policy including each Portfolio name, investment objective, adviser, sub-adviser, current expenses and average annual total returns of each Portfolio are set forth in Appendix A. Each Portfolio Prospectus and Statement of Additional Information contain information about each Portfolio and may be obtained by visiting dfinview.com/metlife/tahd/MET000237 or calling (800)756-0124.
Each Division of the Separate Account invests solely in shares of a Portfolio. Each Portfolio is part of a mutual fund (“Fund”) that is registered with the SEC as an open-end, management investment company. This registration does not involve supervision of the management or investment practices or policies of the Portfolios or the mutual funds by the SEC.
The assets of each Portfolio are held separate from the assets of the other Portfolios, and each Portfolio has investment objectives and policies that are generally different from those of the other Portfolios. The income or losses of one Portfolio generally have no effect on the investment performance of any other Portfolios.
In addition to the Separate Account, the Portfolios may sell shares to other separate accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans, or to certain pension and retirement plans qualifying under Section 401 of the Code. It is possible that, in the future, material conflicts could arise as a result of such “mixed and shared” investing.
These Portfolios are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. The investment objectives and policies of certain Portfolios are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the Portfolios may differ from the results of these other portfolios. There can be no guarantee, and no representation is made, that the investment results of any of the Portfolios will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager.
There is no assurance that any of the Portfolios will achieve its stated objective. For example, an investment in a money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any governmental agency and, during periods of low interest rates, the yields of money market Divisions may become extremely low and possibly negative. More detailed information, including a description of risks and expenses, is in the Prospectuses for the Portfolios.
Certain Payments We Receive With Regard To The Portfolios. An investment adviser or subadviser of a Portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing and support services with respect to the Policies and, in the Company’s role as an intermediary, with respect to the Portfolios. The Company and its
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affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. Owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees. (See the Portfolios’ prospectuses for more information.) The amount of the payments we receive is based on a percentage of assets of the Portfolios attributable to the Policies and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.
Additionally, an investment adviser or subadviser of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Policies and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliates) with increased access to persons involved in the distribution of the Policies.
On August 4, 2017, MetLife, Inc. completed the separation of Brighthouse Financial, Inc. and its subsidiaries (“Brighthouse”) where MetLife, Inc. retained an ownership interest of 19.2% common stock outstanding of Brighthouse Financial, Inc. In June 2018, MetLife, Inc. sold Brighthouse Financial, Inc. common stock in exchange for MetLife, Inc. senior notes and Brighthouse was no longer considered a related party. At December 31, 2020, MetLife, Inc. held no shares of Brighthouse Financial, Inc. for its own account; however, certain insurance company separate accounts managed by MetLife held shares of Brighthouse Financial, Inc. Brighthouse subsidiaries include Brighthouse Investment Advisers, LLC, which serves as the investment adviser for the Brighthouse Funds Trust I and Brighthouse Funds Trust II. We and our affiliated companies have entered into agreements with Brighthouse Investment Advisers, LLC, Brighthouse Funds Trust I and Brighthouse Funds Trust II whereby we receive payments for certain administrative, marketing and support services described in the previous paragraphs. Currently, the Portfolios in Brighthouse Funds Trust I and Brighthouse Funds Trust II are only available in variable annuity contracts and variable life insurance policies issued by Metropolitan Life Insurance Company and its affiliates, as well as Brighthouse Life Insurance Company and its affiliates. As of December 31, 2020, approximately 88% of Fund assets held in Separate Accounts of Metropolitan Life Insurance Company and its affiliates were allocated to Portfolios in Brighthouse Funds Trust I and Brighthouse Funds Trust II. Should we or Brighthouse Investment Advisers, LLC decide to terminate the agreements, we would be required to find alternative Portfolios which could have higher or lower costs to the Owner. In addition, the amount of payments we receive could cease or be substantially reduced which would have a material impact on our financial statements.
Selection of Portfolios. We select the Portfolios offered through the Policy based on a number of criteria, including asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio’s adviser or sub-adviser is one of our affiliates or whether the Portfolio, its adviser, its sub-adviser(s), or an affiliate will make payments to us or our affiliates. For additional information on these arrangements, see “Certain Payments We Receive with Regard to the Portfolios” above. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new premium payments and/or transfers of Cash Value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Owners. In some cases, we have included Portfolios based on recommendations made by selling firms. These broker-dealer firms may receive payments from the Portfolios they recommend and may benefit accordingly from the allocation of Cash Value to such Portfolios. We do not provide
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investment advice and do not recommend or endorse any particular Portfolio. You bear the risk of any decline in the Cash Value of your Policy resulting from the performance of the Portfolios you have chosen.
Addition, Deletion, or Substitution of Portfolios. We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of the Portfolios that are held by the Separate Account or that the Separate Account may purchase. We reserve the right to (i) eliminate the shares of any of the Portfolios and (ii) substitute shares of another portfolio if the shares of a Portfolio are no longer available for investment, or further investment in any Portfolio becomes inappropriate in view of the purposes of the Separate Account. New or substitute Portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not substitute any shares without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law.
We also reserve the right to establish additional Divisions of the Separate Account. We will establish new Divisions when marketing needs or investment conditions warrant. Any new Division will be made available to existing Owners on a basis to be determined by the Company. If approved by the SEC, to the extent required by the 1940 Act or other applicable law, we may also:
•	eliminate or combine one or more Divisions;
•	substitute one Division for another Division; or
•	transfer assets between Divisions if marketing, tax, or investment conditions warrant.
We will notify all Owners of any such changes.
If we deem it to be in the best interests of persons having voting rights under the Policy, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be:
•	operated as a management company under the 1940 Act;
•	deregistered under that Act in the event such registration is no longer required; or
•	combined with other separate accounts of the Company.
To the extent permitted by applicable law, we may transfer the assets of the Separate Account associated with the Policy to another separate account.
We cannot guarantee that the shares of the Portfolios will always be available. The Portfolios each sell shares to the Separate Account in accordance with the terms of a participation agreement between the Portfolios distributors and us. Should this agreement terminate or should shares become unavailable for any other reason, the Separate Account will not be able to purchase the existing Portfolio shares. Should this occur, we will be unable to honor your requests to allocate Cash Values or premium payments to the Divisions of the Separate Account investing in such shares. In the event that a Portfolio is no longer available, we will take reasonable steps to obtain alternative investment options.
Voting Portfolio Shares. Although we are the legal owner of the Portfolio shares held in the Separate Account Divisions, and have the right to vote on all matters submitted to shareholders of the Portfolios, we will vote our shares only as Owners instruct, so long as such action is required by law.
Before a vote of a Portfolio’s shareholders occurs, Owners will receive voting materials. We will ask each Owner to instruct us on how to vote and to return his or her proxy to us in a timely manner. Each Owner will have the right to instruct us on the number of Portfolio shares that corresponds to the amount of Cash Value he or she has in that Portfolio (as of a date set by the Portfolio).
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If we do not receive voting instructions on time from some Owners, we will vote those shares in the same proportion as the timely voting instructions we receive and, therefore, the outcome of the vote could be decided by a few Owners who provide timely voting instructions. Should federal securities laws, regulations, or interpretations change, we may elect to vote Portfolio shares in our own right. If required by state insurance rules, or if permitted under federal regulation, under certain circumstances we may disregard certain Owner voting instructions.
POLICY VALUES
Cash Value
The Cash Value of the Policy equals the sum of all values in the Loan Account, and each Division of the Separate Account. The Cash Value is determined first on the Investment Start Date, and then on each Valuation Date. The Cash Value has no guaranteed minimum amount, and may be more or less than premiums paid.
The Policy’s Cash Value varies from day to day, depending on the investment performance of the chosen Divisions, charges we deduct, and any other transactions (e.g., transfers, partial withdrawals, and loans). We do not guarantee a minimum Policy Cash Value.
Cash Surrender Value
The Cash Surrender Value is the amount we pay to you upon surrender of a Policy. We determine the Cash Surrender Value at the end of the Valuation Period when we receive your written surrender request. Cash Surrender Value at the end of any Valuation Day equals Cash Value as of such date, MINUS any outstanding Indebtedness and any accrued and unpaid monthly deduction.
Cash Value in Each Separate Account Division
The Policy’s Cash Value in the Separate Account equals the sum of the Policy’s Cash Values in each Division of the Separate Account. We compute the Cash Value in a Division at the end of each Valuation Date by multiplying the number of accumulation units of Cash Value in each Division by the accumulation unit value for that Division. More detailed information concerning these computation methods is available from our Administrative Office.
Net Investment Factor. The Net Investment Factor measures the investment performance of a Division during a Valuation Period. The Net Investment Factor increases to reflect investment income and capital gains (realized and unrealized) for the shares of the Portfolios and decreases to reflect any capital losses (realized or unrealized) for the shares of the underlying portfolio.
Number of Accumulation Units. The number of units in any Division of the Separate Account at the end of any valuation day equals:
•	the initial accumulation units purchased at the unit value on the Issue Date; plus
•	accumulation units purchased with additional net premiums; plus
•	accumulation units purchased via transfers from another Division or the Loan Account; minus
•	accumulation units redeemed to pay for monthly deductions; minus
•	accumulation units redeemed to pay for partial withdrawals; minus
•	accumulation units redeemed as part of a transfer to another Division or the Loan Account.
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Every time you allocate or transfer money to or from a Separate Account Division, we convert that dollar amount into accumulation units. We determine the number of accumulation units we credit to or subtract from a Policy by dividing the dollar amount of the transaction by the accumulation unit value for that Division at the end of the Valuation Period.
Accumulation Unit Value. We determine an accumulation unit value, based upon the Net Investment Factor method, for each Division of the Separate Account to reflect how investment performance affects the Cash Value. Accumulation unit values will vary among Divisions, and may increase or decrease from one Valuation Period to the next. The accumulation unit value of any Division at the end of any Valuation Period equals:
•	the value of the net assets of the Division at the end of the preceding Valuation Period; plus
•	the investment income and capital gains, realized or unrealized, credited to the net assets of that Division during the Valuation Period for which the unit value is being determined; minus
•	the capital losses, realized or unrealized, charged against those net assets during the Valuation Period; minus
•	any amount charged against the Division for taxes, or any amount set aside during the Valuation Period by the Company as a provision for taxes attributable to the operation or maintenance of the Division; minus
•	the daily mortality and expense risk charge (a charge not to exceed 0.90% annually); divided by
•	aggregate accumulation units outstanding in the Division at the end of the preceding Valuation Period.
POLICY BENEFITS
Standard Death Benefit
As long as the Policy remains in force, we will pay the death benefit proceeds to the Beneficiary once we receive at our Administrative Office (i) satisfactory proof of the Insured’s death, (ii) instructions on how to pay the proceeds, and (iii) any other documents, forms and information we need. We may require you to return the Policy. (If the Beneficiary dies before the Insured, we will generally pay the insurance proceeds, in a single sum, to the Owner, or, if the Owner is not living, to the Owner’s estate.) Payment of death benefit proceeds will not be affected by termination of the Group Contract, the employer-sponsored insurance program, or an employee’s employment.
Death benefit proceeds equal:
•	the death benefit (described below); PLUS
•	any additional insurance provided by rider; MINUS
•	any unpaid monthly deductions; MINUS
•	any outstanding Indebtedness.
An increase in Face Amount will increase the death benefit, and a decrease in Face Amount will decrease the death benefit. We may further adjust the amount of the death proceeds under certain circumstances.
If you have a rider permitting the accelerated payment of death benefit proceeds, the death benefit may be paid in a single sum before the death of the Insured, and would be less than otherwise would be paid upon the death of the Insured.
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Payment of the Death Benefit
Death benefit proceeds under the Policy ordinarily will be paid within 7 days after we receive proof of the Insured’s death and all other documentation required at our Administrative Office. Payment may, however, be postponed in certain circumstances. See “General Matters Relating to the Policy — Postponement of Payments.” The death benefit will be reduced by any outstanding Indebtedness and any due and unpaid Monthly Deduction accruing during a grace period.
We will pay the proceeds in one sum, including either by check, by placing the amount in an account that earns interest, or by any other method of payment that provides the Beneficiary with immediate and full access to the proceeds.
Unless otherwise requested and subject to state law, the Policy’s death proceeds will generally be paid to the Beneficiary through a settlement option called the Total Control Account. The Total Control Account is an interest-bearing account through which the Beneficiary has immediate and full access to the proceeds, with unlimited draft writing privileges. We credit interest to the account at a rate that will not be less than a guaranteed minimum annual effective rate. You may also elect to have any Policy surrender proceeds paid into a Total Control Account established for you.
Assets backing the Total Control Account are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum annual effective rate. Because we bear the investment experience of the assets backing the Total Control Account, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.
Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of three to five years from the date any death benefit is due and payable. For example, if the payment of a death benefit has been triggered, and after a thorough search, we are still unable to locate the beneficiary of the death benefit, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the policy owner last resided, as shown on our books and records. (“Escheatment” is the formal, legal name for this process.) However, the state is obligated to pay the death benefit (without interest) if your beneficiary steps forward to claim it with the proper documentation and within certain mandated time periods. To prevent your Policy’s death benefit from being paid to the state’s abandoned or unclaimed property office, it is important that you update your beneficiary designation — including complete names and complete address — if and as they change. You should contact our Administrative Office in order to make a change to your beneficiary designation.
Standard Death Benefit Options
The Policy provides two death benefit options: a “Level Type” death benefit (“Option A”) and an “Increasing Type” death benefit (“Option B”). Under certain Group Contracts and employer-sponsored insurance programs, however, Option B may be the only death benefit option presented. We calculate the amount available under each death benefit option as of the date of the Insured’s death.
Under Option A, the death benefit is:
•	the current Face Amount of the Policy or, if greater,
•	the applicable percentage of Cash Value on the date of death.
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The applicable percentage is 250% for an Insured Attained Age 40 or below on the Policy Anniversary before the date of the Insured’s death. For Insureds with an Attained Age over 40 on that Policy Anniversary, the percentage is lower and gradually declines with age until it reaches 100% at age 95.
Under Option B, the death benefit is:
•	the current Face Amount plus the Cash Value of the Policy or, if greater,
•	the applicable percentage of the Cash Value on the date of death. The applicable percentage is the same as under Option A.
Which Death Benefit Option to Choose. Owners who prefer to have favorable investment performance reflected in higher death benefits for the same Face Amount generally should select Option B. Owners who prefer to have premium payments and favorable investment performance reflected to the maximum extent in Cash Value should select Option A.
The amount of the death benefit may vary with the amount of the Cash Value. Under Option A, the death benefit will vary as the Cash Value varies whenever the Cash Value multiplied by the applicable percentage exceeds the Face Amount. Under Option B, the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount).
Changing Death Benefit Options
After the first Policy Anniversary, you may change the death benefit option. We reserve the right to limit the number of changes in death benefit options to one per Policy Year. A request for a change must be made directly to us in writing. The effective date of such a change will be the Monthly Anniversary on or following the date we receive the change request. If an increase in Face Amount precedes or occurs concurrently with a change in death benefit option, the cost of insurance charge may be different for the amount of the increase.
Changing the death benefit option may result in a change in Face Amount. If an Owner changes from Option A to Option B, the Face Amount after the change will equal the Face Amount before the change LESS the Cash Value on the effective date of the change. Any written request to change from Option A to Option B must be accompanied by satisfactory evidence of insurability. We will not accept a change from Option A to Option B if doing so would reduce the Face Amount to less than $25,000. If an Owner changes from Option B to Option A, the Face Amount after the change will equal the Face Amount before the change PLUS the Cash Value on the effective date of change. We will not impose any charges in connection with a change from death benefit Option B to Option A. Changing the death benefit option also may have tax consequences and may affect the net amount at risk over time (which would affect the monthly cost of insurance charge). However, we will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Code. You should consult a tax adviser before changing death benefit options.
Changing Face Amount
You select the Face Amount when applying for the Policy. Subject to certain limitations set forth below, you may increase or decrease the Face Amount of a Policy (without changing the death benefit option) after the first Policy Anniversary. We reserve the right to limit the number of changes in the Face Amount to one per Policy Year. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect your cost of insurance charge. Changing the Face Amount also may have federal income tax consequences and you should consult a tax adviser before doing so.
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Face Amount Increases. You may increase the Face Amount by submitting a written request and providing satisfactory evidence of insurability. If approved, the increase will become effective on the Monthly Anniversary on or following receipt at our Administrative Office of the satisfactory evidence of insurability. The Insured must have an Attained Age of 80 or less on the effective date of the increase. The amount of the increase may not be less than $5,000, and the Face Amount may not be increased to more than the maximum Face Amount for that Policy. The maximum Face Amount varies by Plan. However, in connection with a particular Group Contract or employer-sponsored insurance program, we may establish a substantially higher Face Amount for Policies issued under that Contract or employer-sponsored insurance program. Although an increase need not necessarily be accompanied by additional premium, the Cash Surrender Value in effect immediately after the increase must be sufficient to cover the next monthly deduction. An increase in the Face Amount may result in certain additional charges. For example, we determine the cost of insurance separately for the initial Face Amount and for any increases in Face Amount.
Face Amount Decreases. You may decrease the Face Amount by written request to us. Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following our receipt of the written request. The amount of the requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than the minimum Face Amount, generally $25,000. If, following a decrease in Face Amount, the Policy would not comply with the maximum premium limitations required by federal tax law, we will (at your election) either limit the decrease or return Cash Value to you to the extent necessary to meet those requirements.
A decrease in the Face Amount generally will reduce the net amount at risk, which will reduce the cost of insurance charges. (See “Charges and Deductions — Cost of Insurance Charge.”)
Changing Owner or Beneficiary
The Owner may change the ownership and/or Beneficiary designation by written request in a form acceptable to us at any time during the Insured’s lifetime. We may require that the Policy be returned for endorsement of any change. The change will take effect as of the date the Owner signs the written request, whether or not the Insured is living when the request is received by us. We are not liable for any payment we make or any action we take before we receive the Owner’s written request. If the Owner is also a Beneficiary of the Policy at the time of the Insured’s death, the Owner may, within 60 days of the Insured’s death, designate another person to receive the Policy proceeds. Changing the owner may have adverse tax consequences. The owner should consult a tax adviser before doing so.
Surrender and Partial Withdrawals
During the lifetime of the Insured and while a Policy is in force, you may surrender the Policy, or make a partial withdrawal of the Cash Value. We generally will forward amounts payable upon surrender or a partial withdrawal within seven days of receipt of your request. We may postpone payment of surrenders and partial withdrawals under certain conditions. Surrenders and partial withdrawals may have federal income tax consequences.
Surrender. You may surrender the Policy by sending a written request, on a form provided by us, by mail or facsimile to our Administrative Office. We determine the Cash Surrender Value as of the end of the Valuation Period during which we receive the surrender request. To effect a surrender, we may require that you return the Policy to our Administrative Office along with the request to surrender the Policy. Alternatively, we may require that the request be accompanied by a completed affidavit of lost Policy. We can provide a lost Policy Certificate upon request.
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Upon surrender, we will pay to you the Cash Surrender Value equal to the Cash Value on the date of surrender, less any Indebtedness. If we receive the request to surrender the Policy on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage and other benefits under a Policy will terminate as of the date of surrender and cannot be reinstated.
Partial Withdrawals. After the first Policy Year, you may make up to one partial withdrawal each Policy Month. You may request a partial withdrawal in writing (by mail or facsimile) to our Administrative Office or via the Internet. We will process each partial withdrawal using the Cash Value determined at the end of the Valuation Period during which we receive your request.
The minimum amount of a partial withdrawal, net of any transaction charges, is currently $200. We reserve the right to increase this minimum amount up to $500. The minimum amount that can be withdrawn from any one Division is the lesser of $50 or the Policy’s Cash Value in that Division. The maximum amount that can be withdrawn, including the partial withdrawal transaction charge, is the Loan Value. The partial withdrawal transaction charge equals the lesser of $25 or 2% of the amount withdrawn. Subject to the above conditions, you may allocate the amount withdrawn among the Divisions. If no allocation is specified, we will deduct the amount of the partial withdrawal (including any partial withdrawal transaction charge) from the Divisions on a pro-rata basis (that is, based on the proportion that the Policy’s Cash Value in each Division bears to the unloaned Cash Value of the Policy). If, following a partial withdrawal, insufficient funds remain in a Division to pay the partial withdrawal transaction charge as allocated, the unpaid charges will be allocated equally among the remaining Divisions. You may request that the partial withdrawal transaction charge be paid from your Cash Value in a particular Division. You may not make a partial withdrawal if, or to the extent that, the partial withdrawal would reduce the Face Amount below $25,000.
A partial withdrawal can affect the Face Amount, the death benefit and the net amount at risk (which is used to calculate the cost of insurance charge). If death benefit Option A is in effect and the death benefit equals the Face Amount, we will reduce the Face Amount, and thus the death benefit, by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If Option B is in effect and the death benefit equals the Face Amount plus the Cash Value, we will not reduce the Face Amount, but will reduce the Cash Value and, thus, the death benefit by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If however, the death benefit is in a “tax corridor” under either Option A or Option B — that is, if the death benefit equals the Cash Value multiplied by a percentage based on federal tax law requirements described in Section 7702(d) of the Code, then we will reduce the Face Amount to the extent that the amount of the partial withdrawal (plus the partial withdrawal transaction charge) exceeds the amount equal to the difference between the death benefit and the Face Amount. We will reduce the death benefit correspondingly. (See “Policy Benefits — Death Benefit Options.”) Face Amount decreases resulting from partial withdrawals will first reduce the most recent Face Amount increase, then the most recent increases in succession, and lastly the initial Face Amount.
Transfers
You may transfer Cash Value, not including amounts credited to the Loan Account, among the Divisions available with the Policy. You may request a transfer in writing (by mail or facsimile) to our Administrative Office or via the Internet. The following terms apply to transfers under a Policy:
•	We will make transfers and determine all values in connection with transfers as of the end of the Valuation Period during which the transfer request is received at our Administrative Office. Transfer requests received before the New York Stock Exchange closes for regular trading receive same-day pricing. If we receive a transfer request after the New York Stock Exchange closes (usually 4:00 p.m. Eastern time) for regular trading,
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we will process the order using the unit value for the Division determined at the close of the next regular trading session of the New York Stock Exchange.
•	We will consider all transfer requests received on the same Valuation Day as a single transfer request.
•	The minimum amount that you must transfer is currently 250, or, if less, the Policy’s Cash Value in a Division. Where a single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, we will make those transfers that do meet the requirements. Transfers resulting from Policy Loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each month or year.
•	We may impose a charge of $25 for each transfer in excess of twelve in a Policy Year.
Restrictions on Frequent Transfers
Frequent requests from Owners to transfer Cash Value may dilute the value of a Portfolio’s shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio’s share price (“arbitrage trading”). Frequent transfers involving arbitrage trading may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect Owners and other persons who may have an interest in the Policies (e.g., Beneficiaries).
We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Portfolios (these Portfolios, referred to as the “Monitored Funds,” are identified in the list below) and we monitor transfer activity in those Monitored Funds.
•	DWS CROCI® International VIP
•	DWS Global Income Builder VIP
•	DWS Global Small Cap VIP
•	DWS Small Mid Cap Growth VIP
We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Funds within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high yield Portfolios, in a 12-month period there were: (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current Cash Value; and (3) two or more “round trips” involving any Portfolio in the given category. A round trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria. We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Portfolios. We may change the Monitored Funds at any time without notice in our sole discretion.
Our policies and procedures may result in transfer restrictions being applied to deter frequent transfers. Currently, when we detect transfer activity in the Monitored Funds that exceeds our current transfer limits, we require future transfer requests to or from any Monitored Funds under that Policy to be submitted with an original signature. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of the restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction.
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Transfers made under a Dollar Cost Averaging Program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we monitor the frequency of transfers.
The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Policy. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests in the Policies. We do not accommodate frequent transfers in any Portfolios and there are no arrangements in place to permit any Owner to engage in frequent transfers; we apply our policies and procedures without exception, waiver, or special arrangement.
The Funds may have adopted their own policies and procedures with respect to frequent transfers in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent transfer policies and procedures of the Funds, we have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Owners, and to execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent transfer policies established by the Fund.
In addition, Owners and other persons with interests in the Policies should be aware that the purchase and redemption orders received by the Portfolios generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their frequent transfer policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios. If a Fund believes that an omnibus order reflects one or more transfer requests from Owners engaged in frequent trading, the Fund may reject the entire omnibus order.
In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers (even if an entire omnibus order is rejected due to the frequent transfers of a single Owner). You should read the Portfolio prospectuses for more details.
Restrictions on Large Transfers
Large transfers may increase brokerage and administrative costs of the underlying Portfolios and may disrupt fund management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers to or from Portfolios except where the manager of a particular underlying Portfolio has brought large transfer activity to our attention for
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investigation on a case-by-case basis. For example, some fund managers have asked us to monitor for “block transfers” where transfer requests have been submitted on behalf of multiple Owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer requests from that third party must be submitted in writing with an original signature. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of the restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction.
Loans
Loan Privileges. After the first Policy Anniversary, you may, by request in writing (by mail or facsimile) to our Administrative Office or via the Internet, borrow an amount up to the Loan Value of the Policy, with the Policy serving as sole security for such loan. The Loan Value is equal to (a) minus (b), where
(a)	is 85% of the Cash Value of the Policy on the date the Policy Loan is requested; and
(b)	is the amount of any outstanding Indebtedness.
The minimum amount that you may borrow is $100. We will ordinarily pay any amount due to you under a Policy Loan within seven days after we receive the loan request at our Administrative Office, although we may postpone payments under certain circumstances.
We will process each loan request at the accumulation unit values determined at the end of the Valuation Period during which we receive your request.
When a Policy Loan is made, we will transfer Cash Value equal to the amount of the loan to the Loan Account as collateral for the loan. We will also transfer an amount equal to the loan interest due at the next Policy Anniversary, discounted at an interest rate equal to the current Loan Account crediting rate. Unless you request a different allocation, we will transfer amounts from the Divisions of the Separate Account in the same proportion that the Policy’s Cash Value in each Division bears to the unloaned Cash Value. This will reduce the Policy’s Cash Value in the Separate Account. These transactions will not be considered transfers for purposes of the limitations on transfers.
Interest Rate Charged For Policy Loans. We charge you 8% interest per year on a loan. Loan interest is due and payable in arrears on each Policy Anniversary or for the duration of the Policy Loan, if shorter. If you do not pay the interest charged when it is due, we will transfer to the Loan Account an amount of Cash Value equal to the interest due. We will deduct the amount transferred from the Divisions in the same proportion that the Cash Value in each Division bears to the unloaned Cash Value.
Loan Account Interest Rate Credited. Amounts in the Loan Account will earn interest daily at an annual rate of at least 5%. The Loan Account interest credited will be transferred to the Divisions: (i) each Policy Anniversary; (ii) when a new loan is made; (iii) when a loan is partially or fully repaid; and (iv) when an amount is needed to meet a monthly deduction.
Repayment of Indebtedness. You may repay all or part of your Indebtedness at any time while the Insured is living and the Policy is in effect. All repayments should be made directly to us at our Administrative Office. Upon repayment, we will allocate an amount equal to the loan repayment (but not more than the amount of the outstanding Indebtedness) from the Loan Account back to the Separate Account Divisions on the same proportionate basis on which we originally transferred the loan collateral from the Divisions (described above).
We will treat amounts paid while a Policy Loan is outstanding as premiums unless you request in writing that the payments be treated as repayment of Indebtedness.
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Effect Of Policy Loans. Whether or not repaid, a Policy Loan will permanently affect the Cash Value and Cash Surrender Value of a Policy, and may permanently affect the amount of the death benefit. This is because the collateral for the Policy Loan (the amount held in the Loan Account) does not participate in the performance of the Separate Account while the loan is outstanding. If the Loan Account interest credited is less than the investment performance of the selected Division, the Policy values will be lower as a result of the loan. Conversely, if the Loan Account interest credited is higher than the investment performance of the Division, the Policy values may be higher. We will deduct any outstanding Indebtedness from the proceeds payable upon the death of the Insured, surrender, or the maturity of the Policy.
There are risks associated with taking a Policy Loan, including the potential for a Policy to lapse if the Indebtedness exceeds the Cash Value on any Monthly Anniversary. In addition, if the Policy is a MEC, then a Policy Loan will be treated as a partial withdrawal for federal income tax purposes. A loan also may have possible adverse tax consequences that could occur if a Policy is exchanged, canceled or lapses with loans outstanding. You should seek competent advice before requesting a Policy loan.
Conversion Right to a Fixed Benefit Policy
You may, upon written request, convert a Policy still in force to a life insurance policy that provides benefits that do not vary with the investment return of the Divisions. If, during the first two Policy Years, you request in writing to that exercise the conversion right, the transfer will not be subject to a transaction charge. At the time of the transfer, there will be no effect on the Policy’s death benefit, Face Amount, net amount at risk, risk class or Issue Age. If you exercise your one-time conversion right, no evidence of insurability will be required. However, we will require that you pay any existing indebtedness.
If a Certificate has been amended to operate as an Individual Policy following an Insured’s change in eligibility under a Group Contract, the conversion right will be measured from the Issue Date of the original Certificate. At the time of the conversion, the new Policy will have, at the Owner’s option, either the same death benefit or the same net amount at risk as the original Policy. The new Policy will also have the same Issue Date and Issue Age as the original Policy. The premiums for the new Policy will be based on our rates in effect for the same Issue Age and rate class as the original Policy.
Eligibility Change Conversion
As long as the Certificate is in force, an Insured’s coverage will continue even if an Insured’s eligibility under a Group Contract or employer-sponsored insurance program ends because the Group Contract or employer-sponsored insurance program terminates or the Employee’s employment ends. Even if the Certificate has lapsed and is not in force, the right to reinstate and to convert a lapsed Certificate remains despite the change in the Employee’s eligibility during the reinstatement period.
We will amend a Certificate issued under such a Group Contract automatically so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges. The amendment will be mailed to the Owner within 31 days (a) after we receive written notice that the Employee’s employment ended or (b) after the termination of the Group Contract. If the Certificate is in a grace period at the time the conversion occurs, any premium necessary to prevent the Certificate from lapsing must be paid to us before the Individual Policy will be mailed. A new planned premium schedule will be established which will have the same planned annual premium utilized under the Group Contract. The new planned payment intervals will be no more frequent than quarterly. The Company may allow payment of planned premium through periodic (usually monthly) authorized electronic funds transfer. Of course, unscheduled premium payments can be made at any time. (See “Premiums.”)
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If an Associated Company ceases be to under common control with the Contractholder, the Insureds of the Associated Company (i.e., employees of the Associated Company) may continue their insurance in the manner described above.
Payment of Benefits at Maturity
If the Insured is living and the Policy is in force, we will pay the Cash Surrender Value to you on the Maturity Date. Amounts payable on the Maturity Date ordinarily will be paid within seven days of that date, although payment may be postponed under certain circumstances. A Policy will mature if and when the Insured reaches Attained Age 95.
Telephone, Facsimile and Internet Requests
In addition to written requests, we may accept instructions by telephone, facsimile, and via the Internet from you or an authorized third party regarding transfers, loans, partial withdrawals and certain Policy changes, subject to the following conditions.
•	We will employ reasonable procedures to confirm that instructions are genuine.
•	If we follow these procedures, we are not liable for any loss, damage, cost, or expense from complying with instructions we reasonably believe to be authentic. You bear the risk of any such loss.
•	These procedures may include requiring forms of personal identification before acting upon instructions and/or providing written confirmation of transactions to you.
•	We reserve the right to suspend telephone, facsimile and/or Internet instructions at any time for any class of Policies for any reason.
You should protect your personal identification number (“PIN”) because self-service options will be available to your agent of record and to anyone who provides your PIN when using Internet systems. We are not able to verify that the person providing the PIN and giving us instructions via the Internet is you or is authorized to act on your behalf.
Facsimile or Internet transactions may not always be possible. Any facsimile or computer system, whether it is ours, yours, or that of your service provider or agent, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our processing of your request Although we have taken precautions to equip our systems to handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should make the request by writing to our Administrative Office.
Our variable life insurance business is largely conducted through digital communications and data storage networks and systems operated by us and our service providers or other business partners (e.g., the Portfolios and the firms involved in the distribution and sale of our variable life insurance policies). For example, many routine operations, such as processing Owners’ requests and elections and day-to-day record keeping, are all executed through computer networks and systems.
We have established administrative and technical controls and a business continuity plan to protect our operations against cybersecurity breaches. Despite these protocols, a cybersecurity breach could have a material, negative impact on MetLife and the Separate Account, as well as individual Owners and their Policies. Our operations also could be negatively affected by a cybersecurity breach at a third party, such as a governmental or regulatory authority or another participant in the financial markets.
Cybersecurity breaches can be intentional or unintentional events, and can occur through unauthorized access to computer systems, networks or devices; infection from computer viruses or other malicious software code; or
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attacks that shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality. Cybersecurity breaches can interfere with our processing of Policy transactions, including the processing of transfer orders from our website or with the Portfolios; impact our ability to calculate unit values; cause the release and possible destruction of confidential Owner or business information; or impede order processing or cause other operational issues. Although we continually make efforts to identify and reduce our exposure to cybersecurity risk, there is no guarantee that we will be able to successfully manage this risk at all times.
POLICY LAPSE AND REINSTATEMENT
Lapse
A Policy may enter a 62-day grace period and possibly lapse (terminate without value or death benefit) if the Cash Surrender Value is not enough to cover the next monthly deduction. If you have taken out a loan, then your Policy also will enter a grace period and possibly lapse whenever the Indebtedness exceeds the Cash Value on the Monthly Anniversary. Thus, the payment of premiums in any amount does not guarantee that the Policy will remain in force until the Maturity Date.
We will notify you at the beginning of the grace period by mail. The notice will specify the amount of premium required to keep the Policy in force, and the date the payment is due. Subject to minimum premium requirements, the amount of the premium required to keep the Policy in force will be the amount of the current monthly deduction. If we do not receive the specified minimum payment within the grace period, the Policy will lapse and terminate without Cash Value. Upon lapse, any Indebtedness is extinguished and any collateral in the Loan Account is returned to the Company. If the Insured dies during the grace period, any overdue monthly deductions and Indebtedness will be deducted from the death benefit payable.
Reinstatement
Unless you have surrendered the Policy, you may reinstate a lapsed Policy by written application at any time while the Insured is alive and within five years after the date of lapse and before the Maturity Date. The right to reinstate a lapsed Policy will not be affected by the termination of a Group Contract or the termination of an Employee’s employment during the reinstatement period.
Reinstatement is subject to the following conditions:
•	Evidence of the insurability of the Insured satisfactory to us (including evidence of insurability of any person covered by a rider to reinstate the rider).
•	Payment of a premium that, after the deduction of any premium charges (premium expense charge and premium tax charge), is large enough to cover: (a) the monthly deductions due at the time of lapse, and (b) two times the monthly deduction due at the time of reinstatement.
•	Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause a Cash Value of an equal amount also to be reinstated.
If you meet the requirements to reinstate a lapsed Policy, your face amount will be reinstated to the amount in effect immediately prior to the lapse. If you reinstate a lapsed Policy and elect to reinstate any Indebtedness existing immediately before the Policy lapsed, the corresponding collateral for the Indebtedness would also be reinstated as part of the Cash Value of the reinstated Policy. The amount of Cash Value on the date of reinstatement
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will be equal to the amount of any Indebtedness reinstated, increased by the net premiums paid at reinstatement and any loans paid at the time of reinstatement.
If a Policy is reinstated after 90 days of lapse, a new Policy will be issued to you. The effective date of the new Policy will be the date we approve the application for reinstatement. There will be a full monthly deduction for the Policy Month that includes that date.
CHARGES AND DEDUCTIONS
We will deduct certain charges under the Policy in consideration for: (i) services and benefits we provide; (ii) costs and expenses we incur; (iii) risks we assume; and (iv) our profit expectations.
Services and benefits we provide:
•	the death benefit, cash and loan benefits under the Policy
•	investment options, including premium allocations
•	administration of elective options
•	the distribution of reports to Owners
Costs and expenses we incur:
•	costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any riders)
•	overhead and other expenses for providing services and benefits
•	sales and marketing expenses
•	other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees
Risks we assume:
•	that the cost of insurance charges we deduct are insufficient to meet our actual claims because Insureds die sooner than we estimate
•	that the costs of providing the services and benefits under the Policies exceed the charges we deduct.
Our revenues from any particular charge may be more or less than any costs or expenses that charge may be intended primarily to cover. We may use our revenues from one charge to pay other costs and expenses in connection with the Policies including distribution expenses. We may also profit from all the charges combined, including the cost of insurance charge and the mortality and expense risk charge and use such profits for any corporate purpose.
Transaction Charges
Premium Expense Charge. For certain policies deemed to be individual contracts under Federal tax laws, we make a charge of 1% of each premium payment to compensate us for the anticipated higher corporate income taxes that result from the sale of such Policies. The current premium expense charge is up to 1%.
Premium Tax Charge. Many states and localities impose a tax on premiums received by insurance companies. These premium taxes vary from jurisdiction to jurisdiction and range from 0% to 3.50% of premiums paid. To cover these premium taxes, we will reduce premium payments by a premium tax charge of 2.25% from all Policies. The
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2.25% charge may be higher or lower than actual premium taxes, if any, assessed in your location. The current Premium Tax Charge is 2.25% of premiums paid.
Partial Withdrawal Transaction Charge. You may make a partial withdrawal of Cash Value. For each partial withdrawal we will assess a transaction charge equal to the lesser of $25 or 2% of the amount withdrawn to cover administrative costs incurred in processing the partial withdrawal. This charge will be in addition to the amount received in cash.
Transfer Charge. After the first Policy Year, you may transfer a portion of your Cash Value. For each transfer in excess of 12 in a single Policy Year, we may impose a charge of $25 to cover administrative costs incurred in processing the transfer. We are currently waiving this charge.
Periodic Charges
Monthly Deduction. We will make the monthly deduction on the Investment Start Date and on each succeeding Monthly Anniversary. We will make deductions from each Division in the same proportion that the Policy’s Cash Value in each Division bears to the unloaned Cash Value on the date the monthly deduction is made. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction also will vary.
The monthly deduction has several components:
•	the cost of insurance charge;
•	a monthly administrative charge;
•	the mortality and expense risk charge.
Cost of Insurance Charge. We assess a monthly cost of insurance charge on each Monthly Anniversary (to cover the next Policy Month) to compensate us for underwriting the death benefit and for certain administrative costs. The charge depends on the applicable cost of insurance rate and the net amount at risk in the Policy Month in which the charge is calculated. The charge may vary from Policy to Policy and from Policy Month to Policy Month.
We will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each Policy Month. The net amount at risk for a Policy Month equals: (i) the death benefit at the beginning of the Policy Month divided by 1.0032737; LESS (ii) the Cash Value at the beginning of the Policy Month. (Dividing the death benefit by 1.0032737 reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%.)
We determine the cost of insurance separately for the initial Face Amount and for any increases in Face Amount. If we approve an increase in Face Amount, then a different cost of insurance charge may apply to the increase, based on the Insured’s circumstances at the time of the increase.
Cost of Insurance Rates. The current cost of insurance rates are based on the Attained Age and the rate class of the Insured. We base the current cost of insurance rates on our expectations as to future mortality experience. We currently issue the Policies on a guaranteed issue or simplified underwriting basis without regard to the sex of the Insured. Whether a Policy is issued on a guaranteed issue or simplified underwriting basis does not affect the cost of insurance charge determined for that Policy.
The current cost of insurance rates will not exceed the guaranteed cost of insurance rates set forth in the Policy. These guaranteed rates are 125% of the maximum rates that could be charged based on the 1980 Commissioners Standard Ordinary Mortality Table C (“1980 CSO Table”). The guaranteed rates are higher than
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the maximum rates in the 1980 CSO Table because we use guaranteed or simplified underwriting procedures whereby the Insured is not required to submit to a medical or paramedical examination. Under these underwriting methods, then, healthy individuals will pay higher cost of insurance rates than they would pay under substantially similar policies using different underwriting methods. The current cost of insurance rates are generally lower than 100% of the 1980 CSO Table.
Net Amount at Risk. We also calculate the net amount at risk separately for the initial Face Amount and for any increase in Face Amount. In determining the net amount at risk for each increment of Face Amount, the Cash Value is first considered part of the initial Face Amount. If the Cash Value exceeds the initial Face Amount, it is then considered as part of any increment in Face Amount in the order these increases took effect. The net amount at risk is affected by investment performance, loans, payments of premiums, Policy fees and charges, the death benefit option chosen, partial withdrawals, and decreases in Face Amount. Any decrease in Face Amount whether by the Owner’s request or resulting from a partial withdrawal — will first be used to reduce the net amount at risk for the most recent increase in Face Amount, the next most recent increases in succession, and then the net amount at risk for the initial Face Amount.
The current maximum cost of insurance is $3.12 per $1,000 of net amount at risk and the current minimum cost of insurance is $.09 per $1,000 of net amount at risk.
Monthly Administrative Charge. We assess a monthly administrative charge from each Policy that is based upon the number of employees eligible to be covered at issue of a Group Contract or an employer-sponsored insurance program. This charge compensates us for ordinary administrative expenses such as record keeping, processing death benefit claims and Policy changes, preparing and mailing reports, and overhead costs. The maximum administrative charge that we can apply to Policies under any Group Contract can vary but will not exceed $6.00 per Policy per month during the first Policy Year and $3.50 per Policy per month in renewal years. The current administrative charge is up to $3.50 per month. Please refer to your Policy Schedule Page for the administrative charge that applies to your Policy.
These charges are guaranteed not to increase over the life of the Policy. The administrative charge will not change in the event that the Insured is no longer eligible for group coverage, but continues coverage on an individual basis. In addition, when we believe that lower administrative costs will be incurred in connection with a particular Group Contract or an employer-sponsored insurance program we may modify the charge for that Group Contract or an employer-sponsored insurance program.
Charges for Riders.
•	Accelerated Death Benefit Settlement Option Rider. This rider provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill. There is no charge for this rider. We may deduct an administrative charge $100 from the accelerated death benefit at the time it is paid. We are currently waiving this charge.
Mortality and Expense Risk Charge. We will deduct a daily charge from the Separate Account at a rate not to exceed 0.0024547% (an annual rate of 0.90%) of the net assets of each Division of the Separate Account. We may reflect a reduction in the current rate as a credit to Cash Value.
This charge compensates us for certain mortality and expense risks we assume. The mortality risk we assume is that an Insured may die sooner than anticipated and that we will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges assessed against the Policy. If this charge does not cover our actual costs, we absorb the loss. Conversely, if the charge more than covers our actual costs, we
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add the excess to our surplus. We expect to profit from this charge and may use such profits for any lawful purpose, including covering distribution and other expenses. The Mortality and Expense Risk Charge is currently 0.75% (annually) of the net assets of each Division of the Separate Account.
Loan Interest Charge. We charge interest on Policy loans at a maximum annual interest rate of 8.00%, payable in arrears on each Policy anniversary or for the duration of the Policy Loan, if shorter. We also will credit the amount in the Loan Account with interest at a minimum effective annual rate of 5%. Our current interest rate is 8.00% and our current crediting rate is 7.25%.
Federal Taxes
We currently do not assess charges against the Separate Account for federal income taxes that may be incurred by the Separate Account. We may assess such a charge in the future, as well as charges for other taxes incurred by the Separate Account. (See “Federal Tax Matters.”)
Variations in Charges
We may vary the amounts of charges described in this prospectus as a result of such factors as: (1) differences in legal requirements in the jurisdictions where the Policies are sold; (2) differences in actual or expected risks, expenses, Policy persistency, premium payment patterns, or mortality experience among different categories of purchasers or insureds; and (3) changes in Policy pricing that we may implement from time to time. We may take into account additional information provided by prospective Contractholders in assessing these differences and determining any variances in charges, subject to our underwriting guidelines. Any such variations will be pursuant to our administrative procedures that we establish and will not discriminate unfairly against any Policy owner. Any such variations may apply to existing Policies as well as to Policies issued in the future, except that the charges under any Policy may never exceed the maximums therein.
Portfolio Charges and Expenses
Charges are deducted from and expenses paid out of the assets of the Portfolios that are described in the prospectuses for those Portfolios. Shares of the Portfolios are purchased for the Separate Account at their net asset value. The net asset value of Portfolio shares is determined after deduction of the fees and charges. For further information, consult the prospectus for each Portfolio and Appendix A, below.
FEDERAL TAX MATTERS
The following summary provides a general description of the federal income tax considerations associated with your Policy or Certificate, as applicable, and does not purport to be complete or to cover all tax situations. The summary does not address state, local or foreign tax issues related to the Policy or Certificate, as applicable. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.
Tax Status of the Policy or Certificate
In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy or Certificate, as applicable, must satisfy certain requirements which are set forth in the Code. Guidance as to how these requirements are to be applied is
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limited. Nevertheless, we believe that the Policy or Certificate, as applicable, should satisfy the applicable requirements. If it is subsequently determined that the Policy or Certificate, as applicable, does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy or Certificate, as applicable, into compliance with such requirements and we reserve the right to restrict Policy or Certificate, as applicable, transactions in order to do so. The insurance proceeds payable upon death of the Insured will never be less than the minimum amount required for a Policy or Certificate, as applicable, to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy or Certificate, as applicable, was issued.
In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Policy or Certificate, as applicable, we believe that the Owner of a Policy or Certificate, as applicable, should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Policy or Certificate, as applicable, to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policy or Certificate, as applicable, from being treated as the owners of the underlying Separate Account assets.
In addition, the Code requires that the investments of the Separate Account be “adequately diversified” in order for the Policy or Certificate, as applicable, to be treated as life insurance contracts for federal income tax purposes. It is intended that the Separate Account, through its investment decisions, will satisfy these diversification requirements. If Fund shares are sold directly to tax-qualified retirement plans that later lose their tax-qualified status or to non-qualified plans, there could be adverse consequences under the diversification rules.
The following discussion assumes that the Policy or Certificate, as applicable, will qualify as a life insurance contract for federal income tax purposes.
Tax Treatment of Policy or Certificate Benefits
In General. We believe that the death benefit under a Policy or Certificate, as applicable, should generally be excludible from the gross income of the Beneficiary to the extent provided in Section 101 of the Code. Insurance proceeds may be taxable in some circumstances, such as where there is a transfer-for-value of a Policy or Certificate, as applicable, or where a business is the Owner of the Policy or Certificate, as applicable, covering the life of an employee, if certain notice and consent and other requirements are not satisfied.
Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or Beneficiary. A tax adviser should be consulted on these consequences.
Generally, the Owner will not be deemed to be in constructive receipt of the Policy or Certificate, as applicable, cash value until there is a distribution. When distributions from a Policy or Certificate, as applicable, occur, or when loans are taken out from or secured by a Policy or Certificate, as applicable, the tax consequences depend on whether the Policy or Certificate, as applicable, is classified as a modified endowment contract.
Modified Endowment Contracts. Under the Code, certain life insurance contracts are classified as modified endowment contracts, with less favorable tax treatment than other life insurance contracts. Given the flexibility of the Policies or Certificates, as applicable, as to premiums and benefits, the individual circumstances of each Policy or Certificate, as applicable, will determine whether it is classified as a MEC. In general, a Policy or Certificate, as applicable, will be classified as a MEC if the amount of premiums paid into the Policy or Certificate, as applicable,
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causes the Policy or Certificate, as applicable, to fail the “7-pay test.” A Policy or Certificate, as applicable, will fail the 7-pay test if at any time in the first seven Policy or Certificate years, as applicable, or in the seven years after a “material change,” the amount paid into the Policy or Certificate, as applicable, exceeds the sum of the level premiums that would have been paid at that point under a Policy or Certificate, as applicable, that provided for paid-up future benefits after the payment of seven level annual payments.
If there is a reduction in the benefits under the Policy or Certificate, as applicable, during a 7-pay testing period, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy or Certificate, as applicable, had originally been issued at the reduced Face Amount. If there is a “material change” in Policy’s or Certificate’s, as applicable, benefits or other terms, even after the first seven years, the Policy or Certificate, as applicable, may have to be retested as if it were a newly issued Policy or Certificate, as applicable. A material change may occur, for example, when there is an increase in the death benefit or the receipt of an unnecessary premium. Unnecessary premiums are premiums paid into a Policy or Certificate, as applicable, which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the most recent 7-pay testing period. To prevent your Policy or Certificate, as applicable, from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. In addition, a Policy or Certificate, as applicable, will be treated as a MEC if it is received in exchange for a life insurance contract that is a MEC. A current or prospective Owner should consult a tax adviser to determine whether a Policy or Certificate, as applicable, transaction will cause the Policy or Certificate, as applicable, to be classified as a MEC.
Distributions Other Than Death Benefits From Modified Endowment Contracts. Policies or Certificates, as applicable, classified as modified endowment contracts are subject to the following tax rules:
(1)	All distributions other than death benefits, including distributions upon surrender, withdrawals and distributions of Cash Surrender Value to the Owner in the case of certain Plans where there is no succeeding plan of insurance or the succeeding carrier is unable to accept the Cash Surrender Value, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner’s investment in the Policy or Certificate, as applicable, only after all gain has been distributed.
(2)	Loans taken from or secured by a Policy or Certificate, as applicable, classified as a modified endowment contract are treated as distributions and taxed accordingly.
(3)	A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner’s beneficiary. The foregoing exceptions generally do not apply to an Owner that is a non-natural person, such as a corporation.
If a Policy or Certificate, as applicable, becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy or Certificate, as applicable, within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy or Certificate, as applicable, that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.
Distributions Other Than Death Benefits From Policies or Certificates That Are Not Modified Endowment Contracts. Distributions other than death benefits, including distributions upon surrender, withdrawals and distributions of Cash Surrender Value to the Owner in the case of certain Plans where there is no succeeding plan of insurance or the succeeding carrier is unable to accept the Cash Surrender Value, from a Policy or Certificate, as applicable, that is not classified as a modified endowment contract are generally treated first as a non-taxable recovery of the Owner’s investment in the Policy or Certificate, as applicable, and only after the recovery of all
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investment in the Policy or Certificate, as applicable, as gain taxable as ordinary income. However, distributions during the first 15 Policy or Certificate, as applicable, years accompanied by a reduction in Policy or Certificate, as applicable, benefits, including distributions which must be made in order to enable the Policy or Certificate, as applicable, to continue to qualify as a life insurance contract for federal income tax purposes, are subject to different tax rules and may be treated in whole or in part as taxable income.
Loans from or secured by a Policy or Certificate, as applicable, that is not a modified endowment contract are generally not treated as distributions.
Finally, neither distributions nor loans from or secured by a Policy or Certificate, as applicable, that is not a modified endowment contract are subject to the 10 percent additional income tax.
Investment in the Policy or Certificate. Your investment in the Policy or Certificate, as applicable, is generally your aggregate premiums. When a distribution is taken from the Policy or Certificate, as applicable, your investment in the Policy or Certificate, as applicable, is reduced by the amount of the distribution that is tax-free.
Policy or Certificate Loans. In general, interest on a Policy or Certificate, as applicable, loan will not be deductible. If a Policy or Certificate, as applicable, loan is outstanding when a Policy or Certificate, as applicable, is exchanged, canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. In the case of an outstanding loan at the time of an exchange, the cancelled loan will generally be taxed to the extent of any Policy or Certificate, as applicable, gain.
Before taking out a Policy or Certificate, as applicable, loan, you should consult a tax adviser as to the tax consequences.
Withholding. To the extent that Policy or Certificate, as applicable, distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability. However, recipients can generally elect not to have tax withheld from distributions.
Life Insurance Purchases by Residents of Puerto Rico. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to federal income tax.
Multiple Policies or Certificates. All modified endowment contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includable in the Owner’s income when a taxable distribution occurs.
Accelerated Benefits Rider. In general, rider benefits may be received tax free by the Owner if the Insured is terminally ill or chronically ill, subject to certain limitations and conditions. However, benefits under the Accelerated Benefits Rider received by a business owner with respect to an insured employee will generally be taxable. You should consult a qualified tax adviser about the consequences of adding this rider to a Policy or Certificate, as applicable, or requesting payment under this rider.
Non-Individual Owners and Business Beneficiaries of Policies or Certificates. If a Policy or Certificate, as applicable, is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the Policy or Certificate, as applicable. In addition, under Code Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy or Certificate, as applicable, this Policy or Certificate, as applicable, could be treated as held by the business for purposes of the Code Section 264(f) entity-holder rules. Death benefits payable to a business owner on the life of an employee will generally be taxable
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if certain notice and consent and other requirements are not satisfied. In addition, benefits under the Accelerated Benefits Rider or Accelerated Death Benefit Settlement Option Rider, as applicable received by a business owner with respect to an insured employee will generally be taxable.
Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of a Policy or Certificate, as applicable, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy or Certificate, as applicable.
Estate, Gift and Generation-Skipping Transfer Taxes. The transfer of the Policy or Certificate, as applicable, or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies, the death proceeds will generally be includable in the Owner’s estate for purposes of federal estate tax if the Insured owned the Policy or Certificate, as applicable, retained incidents of ownership at death, or made a gift transfer of the Policy or Certificate, as applicable, within 3 years of death. If the Owner was not the Insured, the fair market value of the Policy or Certificate, as applicable, would be included in the Owner’s estate upon the Owner’s death.
Moreover, under certain circumstances, the Code may impose a generation-skipping transfer tax when all or part of a life insurance Policy or Certificate, as applicable, is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Policy or Certificate, as applicable, or from any applicable payment, and pay it directly to the IRS.
Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy or Certificate, as applicable, ownership and distributions under federal, state and local law. The individual situation of each Owner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy or Certificate, as applicable, proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.
In general, current rules provide for a $10 million estate, gift and generation-skipping transfer tax exemption (as indexed for inflation) and a top tax rate of 40 percent through the year 2025.
The complexity of the tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.
Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to a Policy or Certificate, as applicable, purchase.
Possible Tax Law Changes. Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the Policy or Certificate, as applicable, could change by legislation, regulation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy or Certificate, as applicable.
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We have the right to modify the Policy or Certificate, as applicable, in response to legislative or regulatory changes that could otherwise diminish the favorable tax treatment Owners currently receive. We make no guarantee regarding the tax status of any Policy or Certificate, as applicable, and do not intend the above discussion as tax advice.
Transfer of Issued Life Insurance Policies to Third Parties. If you transfer the Policy to a third party, including a sale of the Policy to a life settlement company, such transfer for value may be taxable. The death benefit will also be taxable in the case of a transfer for value unless certain exceptions apply. We may be required to report certain information to the IRS, as required under IRC section 6050Y and applicable regulations. You should consult with a qualified tax advisor for further information prior to transferring the Policy.
Our Income Taxes. Under current federal income tax law, we are not taxed on the Separate Account’s operations. Thus, currently we do not deduct a charge from the Separate Account for federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes or economic burdens we may incur.
Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.
Tax Credits and Deductions. The Company may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Separate Account or to the Policy or Certificate, as applicable, owners since the Company is the owner of the assets from which the tax benefits are derived.
ADDITIONAL BENEFITS AND RIDERS
In addition to the standard death benefit associated with your Policy, other standard and/or optional benefits may also be available to you. The following table summarizes information about those benefits. Information about the fees associated with each benefit included in the table may be found in the Fee Table. We currently offer the following riders under the Policy, subject to state availability:
NAME OF BENEFIT	PURPOSE	IS BENEFIT STANDARD OR OPTIONAL?	BRIEF DESCRIPTION OF RESTRICTIONS OR LIMITATIONS
Waiver of Monthly
Accelerated Death Benefit Settlement Option Rider	Under this rider, you may receive an accelerated payment of a portion of your death benefit if the Insured is terminally.	Standard	Payment under this rider may affect eligibility for benefits under state or federal law
Dollar Cost Averaging	Allows you to automatically transfer from the DWS Government Money Market Division to other Divisions a predetermined amount of money over a specified period of time.	Optional	You may not elect both Dollar Cost Averaging and Automatic Rebalancing at the same time.
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NAME OF BENEFIT	PURPOSE	IS BENEFIT STANDARD OR OPTIONAL?	BRIEF DESCRIPTION OF RESTRICTIONS OR LIMITATIONS
Annual Automatic Portfolio Rebalancing	Allows you to automatically reallocate your Cash Value among the elected Divisions to return the allocation to the percentages you specify.	Optional	You may not elect both Dollar Cost Averaging and Automatic Rebalancing at the same time.
Additional Insurance Benefits
Accelerated Death Benefit Settlement Option Rider. This rider provides for the accelerated payment of a portion of death benefit proceeds in a single sum to you if the Insured is terminally ill and expected to die within less than 12 months (subject to state variations). Any irrevocable Beneficiary and assignees of record must provide written authorization in order for the Owner to receive the accelerated benefit. The amount of the death benefit payable under the rider will equal up to 85% of the Face Amount under the Policy on the date we receive satisfactory evidence of terminal illness as described above, less any Indebtness. In general, rider benefits may be received tax free subject to certain limitations and conditions. You should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting an accelerated death benefit payment under this rider. We do not currently impose a charge for this rider. However, we reserve the right to deduct an administrative charge of $100 from the accelerated death benefit at the time it is paid.
The federal income tax consequences associated with adding or receiving benefits under the Accelerated Death Benefit Settlement Option are unclear. You should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting an accelerated death benefit payment under this rider.
For example, If you are eligible for benefits under the Accelerated Benefits Rider and have a face amount of $100,000 with no cash value, you may elect to receive up to $85,000 of the death benefit proceeds (less any loans and loan interest) prior to your death.
Automatic Investment Strategies
Dollar Cost Averaging. This investment strategy allows you to automatically transfer a predetermined amount of money from the DWS Government Money Market Division to a number of available Divisions of the Separate Account. Based on the elected investment allocations for this investment strategy, Dollar Cost Averaging occurs after the close of business on each Monthly Anniversary or after close of business on the next business day following each Monthly Anniversary should your Monthly Anniversary fall on a non-business day (weekend or holiday) as long as all other requirements are met. The portion of the Policy’s Cash Value in the DWS Government Money Market Division must be greater than or equal to $1000. The minimum total monthly transfer amount must be greater than or equal to $100.
Dollar Cost Averaging does not assure a profit or protect against a loss in declining markets. It involves continuous investment in securities regardless of price fluctuations. An investor should consider his/her ability to continue purchases in periods of low price levels.
For example, if you elected the Dollar Cost Averaging and selected $12,000 of cash value to be transferred from the DWS Government Money Market Division to specified other Divisions that you choose, over a 12 month period we will $1,000 each month for 12 months.
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Annual Automatic Portfolio Rebalancing. This investment strategy allows you to automatically reallocate your Cash Value among the elected Divisions to return the allocation to the percentages you specify. This rebalancing occurs annually after the close of business on your Policy anniversary or after the close of business on the next business day following your Policy anniversary should your Policy anniversary fall on a non-business day (holiday or weekend).
Annual Automatic Portfolio Rebalancing does not assure a profit or protect against a loss in declining markets.
For example, if you allocated 25% among four Divisions, at close of business on the next business day following your Policy anniversary should your Policy anniversary fall on a non-business day (holiday or weekend), we will transfer amounts among those four Divisions so that they 25% of your Policy’s cash Value is in each Division.
The automated transfers under these investment strategies will not count towards frequent transfer constraints or transfer limitations. However, we reserve the right to include them if we decide to restrict transfers under the terms of the contract.
DISTRIBUTION OF THE POLICIES
Distributing the Policies
MetLife Investors Distribution Company (“MLIDC”) is the principal underwriter and distributor of the Policies. MLIDC, which is our affiliate, also acts as the principal underwriter and distributor of other variable life insurance policies and variable annuity contracts that we, or our affiliated companies issue. We reimburse MLIDC for expenses MLIDC incurs in distributing the Policies.
MLIDC’s principal offices are located at 200 Park Avenue, New York, NY 10166. MLIDC is registered under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.
No commissions are paid for the sale of the Policies. However, we may compensate MetLife employees for referrals. We may also make various payments to selling firms and other third parties. (See “Compensation Paid to Selling Firms and Other Intermediaries.”)
Compensation Paid to Selling Firms and Other Intermediaries
MetLife enters into arrangements concerning the sale, servicing and/or renewal of MetLife group insurance and certain other group-related products (“Products”) with brokers, agents, consultants, third party administrators, general agents, associations, and other parties that may participate in the sale, servicing and/or renewal of such products (each an “Intermediary”). MetLife may pay your Intermediary compensation, which may include, among other things, base compensation, supplemental compensation and/or a service fee. MetLife may pay compensation for the sale, servicing and/or renewal of Products, or remit compensation to an Intermediary on your behalf. Your Intermediary may also be owned by, controlled by or affiliated with another person or party, which may also be an Intermediary and who may also perform marketing and/or administration services in connection with your Products and be paid compensation by MetLife.
44

Base compensation, which may vary from case to case and may change if you renew your Products with MetLife, may be payable to your Intermediary as a percentage of premium or a fixed dollar amount. MetLife may also pay your Intermediary compensation that is based upon your Intermediary placing and/or retaining a certain volume of business (number of Products sold or dollar value of premium) with MetLife. In addition, supplemental compensation may be payable to your Intermediary. Under MetLife’s current supplemental compensation plan (“SCP”), the amount payable as supplemental compensation may range from 0% to 8% of premium. The supplemental compensation percentage may be based on one or more of: (1) the number of Products sold through your Intermediary during a one-year period or other defined period; (2) the amount of premium or fees with respect to Products sold through your Intermediary during a one-year period; (3) the persistency percentage of Products in force through your Intermediary during a one-year period; (4) the block growth of the Products in force through your Intermediary during a one-year period; (5) premium growth during a one-year period; or (6) a flat amount, fixed percentage or sliding scale of the premium for Products as set by MetLife. The supplemental compensation percentage will be set by MetLife based on the achievement of the outlined qualification criteria and it may not be changed until the following SCP plan year. As such, the supplemental compensation percentage may vary from year to year, but will not exceed 8% under the current supplemental compensation plan.
The cost of supplemental compensation is not directly charged to the price of our Products, except as an allocation of overhead expense, which is applied to all eligible group insurance Products, whether or not supplemental compensation is paid in relation to a particular sale or renewal. As a result, your rates will not differ by whether or not your Intermediary receives supplemental compensation. If your Intermediary collects the premium from you in relation to your Products, your Intermediary may earn a return on such amounts. Additionally, MetLife may have a variety of other relationships with your Intermediary or its affiliates, or with other parties, that involve the payment of compensation and benefits that may or may not be related to your relationship with MetLife (e.g., insurance and employee benefits exchanges, enrollment firms and platforms, sales contests, consulting agreements, participation in an insurer panel, or reinsurance arrangements).
More information about the eligibility criteria, limitations, payment calculations and other terms and conditions under MetLife’s base compensation and supplemental compensation plans can be found on MetLife’s Web site at www.metlife.com/business-and-brokers/broker-resources/broker-compensation. Questions regarding Intermediary compensation can be directed to ask4met@metlifeservice.com, or if you would like to speak to someone about Intermediary compensation, please call (800) ASK 4MET.
Payments described above are not charged directly to Owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Certificate.
GENERAL PROVISIONS OF THE GROUP CONTRACT
Issuance
The Group Contract will be issued upon receipt of a signed application for Group Insurance signed by a duly authorized officer of the Employer, and acceptance by a duly authorized officer of the Company at its Administrative Office.
Premium Payments
The Contractholder will remit planned premium payments for Insureds of the Contractholder or an associated company in an amount authorized by the employee to be deducted from his or her wages. All planned premiums under a Group Contract must be specified in advance. The planned premium payment interval is agreed to by the
45

Contractholder and us. Before each planned payment interval, we will furnish the Contractholder with a statement of the planned premium payments to be made under the Group Contract or such other notification as has been agreed to by the Contractholder and us.
Grace Period
If the Contractholder does not remit planned premium payments in a timely fashion, the Group Contract will be in default. A grace period of 31 days begins on the date that the planned premiums were scheduled to be remitted. If the Contractholder does not remit premiums before the end of the grace period, the Group Contract will terminate. However, the Certificate will be amended automatically to continue in force as an Individual Policy following the Group Contract’s termination, provided such insurance is not surrendered or cancelled by the Owner and provided the Owner pays the premium directly to the Company. (See “Policy Benefits — Eligibility Change Conversion.”)
Termination
Except as described in “Grace Period” above, the Group Contract will be terminated immediately upon default. In addition, we may end a Group Contract or any of its provisions on 31 days’ notice. If the Group Contract terminates, any Certificate in effect will be amended automatically to continue in force as an Individual Policy following the Group Contract’s termination, provided such insurance is not surrendered or cancelled by the Owner and provided the Owner pays the premium directly to the Company. (See “Policy Benefits — Eligibility Change Conversion.”)
Right to Examine Group Contract
The Contractholder may terminate the Group Contract within 20 days after receiving it, within 45 days after the application was signed or within 10 days of mailing a notice of the cancellation right, whichever is latest. To cancel the Group Contract, the Contractholder should mail or deliver the Group Contract to us at our Administrative Office.
Entire Contract
The Group Contract, with the attached copy of the Contractholder’s application and other attached papers, if any, is the entire contract between the Contractholder and us. All statements made by the Contractholder, any Owner or any Insured will be deemed representations and not warranties. Misstatements will not be used in any contest or to reduce a claim under the Group Contract, unless such misstatements are in writing. A copy of the application containing such misstatement must have been given to the Contractholder or to the Insured or to his Beneficiary, if any.
Incontestability
We cannot contest the Group Contract after it has been in force for two years from the date of issue.
Ownership of Group Contract
The Contractholder owns the Group Contract. The Group Contract may be changed or ended by agreement between us and the Contractholder without the consent of, or notice to, any person claiming rights or benefits under the Group Contract. However, the Contractholder does not have any ownership interest in the Polices issued under the Group Contract. The rights and benefits under the Policies inure to the benefit of the Owners, Insureds, and Beneficiaries as set forth herein and in the Policies.
46

GENERAL MATTERS RELATING TO THE POLICY
Postponement of Payments
We usually pay the amounts of any surrender, partial withdrawal, death benefit proceeds or loan within 7 days after we receive all applicable written notices, permitted telephone, fax or Internet request, and/or due proof of death of the Insured. We may postpone such payments, however, whenever:
•	the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC;
•	the SEC by order permits postponement for the protection of Owners; or
•	an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account’s net assets.
Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared your bank. We may use telephone, fax, internet or other means of communications to verify that payment from your check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. You may avoid the possibility of delay in disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check. If mandated by applicable law, the Company may be required to block your account and thereby refuse to pay any request for transfer, surrender, partial withdrawal, loan or death proceeds, until instructions are received from appropriate regulators. We also may be required to provide information about you and your account to government regulators.
STATE VARIATIONS
This Prospectus describes all material features of the Policy. However, we will also issue you a Policy (Certificate or Individual Policy), which is a separate document from the prospectus. There may be differences between the description of the Policy contained in this prospectus and the Policy issued to you due to differences in state law. Please consult your Policy for the provisions that apply in your state. Your actual policy and endorsements or riders are the controlling documents. You should contact our Administrative Office to review a copy of your Policy and any applicable endorsements and riders.
LEGAL PROCEEDINGS
In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.
It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife Investors Distribution Company to perform its contract with the Separate Account or of MetLife to meet its obligations under the Policies.
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FINANCIAL STATEMENTS
The financial statements of the Company, Metropolitan Tower Life Insurance Company and Paragon Separate Account B are contained in the Statement of Additional Information (SAI).
The financial statements of the Company and of Metropolitan Tower Life Insurance Company should be distinguished from the financial statements of the Separate Account, and should be considered only as bearing on the ability of the Company to meet its obligations under the Policies and of Metropolitan Tower Life Insurance Company, as guarantor, to meet its obligations under the guarantee agreement. For a free copy of these financial statements and/or the SAI, please call or write to us at our Administrative Office.
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GLOSSARY
Administrative Office — The service office of the Company. The mailing address is: MetLife GVUL; Suite 600; 11330 Olive Boulevard; St Louis, MO 63141. Unless another location is specified, all applications, notices and requests should be directed to the Administrative Office at the address above or, if permitted, to our facsimile number (866-347-4483). You may also contact us for information at 1-800-756-0124.
Attained Age — The Issue Age of the Insured plus the number of completed Policy Years.
Associated Companies — The companies listed in a Group Contract’s specifications pages that are under common control through stock ownership, contract or otherwise, with the Contractholder.
Beneficiary — The person(s) named in a Policy or by later designation to receive Policy proceeds in the event of the Insured’s death. A Beneficiary may be changed as set forth in the Policy and this Prospectus. Unless otherwise stated in the Policy, the Beneficiary has no rights in a Policy before the death of the Insured. If there is more than one Beneficiary at the death of the Insured, each will receive equal payments unless otherwise provided by the Owner.
Cash Value — The total amount that a Policy provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account, and in the Loan Account.
Cash Surrender Value — The Cash Value of a Policy on the date of surrender, less any Indebtedness.
Certificate  — A document issued to Owners of Policies issued under Group Contracts, setting forth or summarizing the Owner’s rights and benefits.
Contractholder  — The employer, association, sponsoring organization or trust that is issued a Group Contract.
Division — A subaccount of the Separate Account. Each Division invests exclusively in an available underlying Portfolio.
Effective Date — The actual date coverage shall take effect which will be on or after the Issue Date.
Employee  — A person who is employed and paid for services by an employer on a regular basis. To qualify as an Employee, a person ordinarily must work for an employer at least 30 hours per week. MetLife may waive or modify this requirement at its discretion. An Employee may also include an independent contractor acting in many respects as an employee with a sponsoring employer. An Employee may include a partner in a partnership if the employer is a partnership.
Face Amount — The minimum death benefit under the Policy so long as the Policy remains in force.
Fund – An underlying mutual fund in which the Separate Account assets are invested.
Group Contract — A group flexible premium variable life insurance contract issued to the Contractholder by the Company.
Indebtedness  — The sum of all unpaid Policy Loans and accrued interest charged on loans.
Individual Insurance — Insurance provided under a Group Contract or under an Individual Policy issued in connection with an employer-sponsored insurance program on an Employee.
Insured  — The person whose life is insured under a Policy. The term may include both an Employee.
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Investment Start Date — The date the initial premium is applied to the Divisions of the Separate Account. This date is the later of the Issue Date or the date the initial premium is received at our Administrative Office.
Issue Age — The Insured’s Age as of the date the Policy is issued.
Issue Date — The Issue Date is the date from which Policy Anniversaries, Policy Years, and Policy Months are measured.
Loan Account — The account of the Company to which amounts securing Policy Loans are allocated. It is a part of the Company’s general account assets.
Loan Value — The maximum amount that may be borrowed under a Policy after the first Policy Anniversary.
Maturity Date — The Policy Anniversary on which the Insured reaches Attained Age 95.
Monthly Anniversary — The same date in each succeeding month as the Issue Date except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.
Net Premium — The premium less any premium expense charge, any charge to compensate us for anticipated higher corporate income taxes resulting from the sale of a Policy, and any charge for premium taxes.
Owner (or you)  — The Owner of a Policy, as designated in the application or as subsequently changed.
Policy — Either the Certificate or the Individual Policy offered by the Company and described in this Prospectus. Under Group Contracts, the Policy may be issued on the employee.
Policy Anniversary — The same date each year as the Issue Date.
Policy Month — A month beginning on the Monthly Anniversary.
Policy Year — A period beginning on a Policy Anniversary and ending on the day immediately preceding the next Policy Anniversary.
Portfolio — A portfolio represents a class (or series) of stock of a Fund in which a Division’s assets are invested.
SEC (or the Commission) — The Securities and Exchange Commission.
Separate Account — Paragon Separate Account B, a separate investment account established by the Company to receive and invest the net premiums paid under the Policy.
Valuation Date — Each day that the New York Stock Exchange is open for regular trading.
Valuation Period — The period between two successive Valuation Dates, commencing at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on a Valuation Date and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date.
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APPENDIX A: PORTFOLIOS AVAILABLE UNDER THE POLICY
The following is a list of the Portfolios currently available under the Policy. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at dfinview.com/metlife/tahd/MET000237. You can also request this information at no cost by calling (800) 756-0124 or by sending an email request to GVUL-eservice@metlifecommercial.com.
The current expenses and performance information below reflects fees and expenses of the Portfolios, but does not reflect the other fees and expenses that the Policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.
INVESTMENT OBJECTIVE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2020)
			1 YEAR	5 YEAR	10 YEAR
Seeks to maximize total return consistent with preservation of capital and prudent investment management.	DWS Bond VIP* - Class A DWS Investment Management Americas Inc.	0.63%	9.07%	5.66%	4.45%
Seeks to provide long-term growth of capital.	DWS Capital Growth VIP - Class A DWS Investment Management Americas Inc.	0.49%	39.04%	19.83%	16.29%
Seeks long-term growth of capital, current income and growth of income.	DWS Core Equity VIP - Class A DWS Investment Management Americas Inc.	0.62%	16.13%	13.80%	13.56%
Seeks long-term growth of capital.	DWS CROCI® International VIP* - Class A DWS Investment Management Americas Inc.	0.88%	2.61%	5.62%	2.85%
Seeks to maximize income while maintaining prospects for capital appreciation.	DWS Global Income Builder VIP - Class A DWS Investment Management Americas Inc.	0.64%	8.28%	8.38%	7.11%
Seeks above-average capital appreciation over the long term.	DWS Global Small Cap VIP* - Class A DWS Investment Management Americas Inc.	0.82%	17.36%	6.65%	6.58%
Seeks maximum current income to the extent consistent with stability of principal.	DWS Government Money Market VIP - Class A DWS Investment Management Americas Inc.	0.42%	0.24%	0.78%	0.39%
Seeks long-term capital appreciation.	DWS Small Mid Cap Growth VIP* - Class A DWS Investment Management Americas Inc.	0.81%	30.18%	12.90%	11.67%
*	The Portfolio is subject to an expense reimbursement or fee waiver arrangement. The annual expenses shown reflect temporary fee reductions.
A-1

To learn more about the Policy, you should read the SAI dated the same date as this prospectus and is incorporated by reference into this prospectus. It includes additional information about the Policies and the Separate Account. For a free copy of the SAI please visit dfinview.com/metlife/tahd/MET000237 or call 1-800-756-0124 or write to us at our Administrative Office. To receive free personalized illustrations of death benefits and Cash Values, and to request other information about the Policy or to make inquiries, please call 1-800-756-0124 or write to us at our Administrative Office. The mailing address for our Administrative Office is: MetLife GVUL; Suite 600; 11330 Olive Boulevard; St Louis, MO 63141.
Reports and other information about the Separate Account are available on the Commission's website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
EDGAR #:C000018810

Statement of Additional Information for:
GROUP AND INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE
INSURANCE POLICIES (MULTI MANGER D)
GROUP AND INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE
POLICIES (MULTI MANAGER II) AND
GROUP AND INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE
INSURANCE POLICIES (DWS D)
ISSUED BY
METROPOLITAN LIFE INSURANCE COMPANY
(DEPOSITOR)
200 PARK AVENUE
NEW YORK, NY 10166 PARAGON SEPARATE ACCOUNT B
(REGISTRANT)
April 30, 2021
This Statement of Additional Information (“SAI”) contains additional information regarding flexible premium variable life insurance policies offered by Metropolitan Life Insurance Company (“MetLife” or the “Company”) for use in employer-sponsored insurance programs. When a Group Contract is issued, Certificates showing the rights of the Owners and/or Insureds will be issued under the Group Contract. Individual Policies will be issued when a Group Contract is not issued. We will amend a Certificate issued under a Group Contract so that it will continue in force as an Individual Policy in certain circumstances. The terms of the Certificate and the Individual Policy differ only with respect to provisions relating to the Group Contract that do not apply to the Individual Policy. The Certificate and Individual Policy are referred to collectively in this SAI as “Policy” or “Policies.”
This SAI is not a prospectus, and should be read together with the prospectus dated April 30, 2021 for the Policies and the prospectuses for the Portfolios offered as investment options in the Policies. Please refer to Appendix A to your prospectus for a list of the Funds offered under your Certificate. You may obtain a copy of these prospectuses by visiting dfinview.com/metlife/tahd/ MET000242 or by sending an email request to GVUL-eservice@metlifecommercial.com or by writing to us at: MetLife GVUL; Suite 600; 11330 Olive Boulevard, St. Louis Mo. 63141; or calling us at (800) 756-0124. Capitalized terms in this SAI have the same meanings as in the prospectus for the Policies.
SAI-1

Page
ADDITIONAL POLICY INFORMATION	SAI-3
The Policy	SAI-3
Claims of Creditors	SAI-3
Incontestability	SAI-3
Misstatement of Age	SAI-3
Suicide Exclusion	SAI-3
Assignment	SAI-3
Determination of Cash Value in Each Separate Account Division	SAI-4
Cost of Insurance	SAI-5
DISTRIBUTION OF THE POLICIES	SAI-5
MORE INFORMATION ABOUT THE COMPANY	SAI-5
The Company	SAI-5
NON-PRINCIPAL RISKS OF INVESTING IN THE POLICY	SAI-6
Payment of Proceeds	SAI-6
Potential Conflicts of Interest	SAI-6
OTHER INFORMATION	SAI-7
Safekeeping of Separate Account Assets	SAI-7
Records and Reports	SAI-7
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	SAI-7
INDEPENDENT AUDITORS	SAI-8
Financial Statements	SAI-8
APPENDIX A-1 — DEATH BENEFIT APPLICABLE PERCENTAGE TABLE	A-1
SAI-2

ADDITIONAL POLICY INFORMATION
The Policy
The Policy, the attached application, any riders, endorsements, any application for an increase in Face Amount, and any application for reinstatement together make the entire contract between the Owner and us.
We assume that all statements made by the Insured in the application are made to the best knowledge and belief of the person(s) who made them and, in most states, in the absence of fraud, those statements are considered representations and not warranties. We rely on those statements when we issue or change a Policy. Because of differences in state laws, certain provisions of the Policy may differ from state to state.
Claims of Creditors
To the extent permitted by law, neither the Policy nor any payment thereunder will be subject to the claims of creditors or to any legal process. However, the amount of the death benefit that exceeds the Policy’s Cash Value is paid from our general account and thus is subject to the claims paying ability of the Company.
Incontestability
In issuing this Policy, we rely on all statements made by or for the Owner and/or the Insured in the application or in a supplemental application or application for reinstatement. Therefore, if an Owner makes any material misrepresentation of a fact in an application or any supplemental application, we may contest the Policy’s validity or may resist a claim under the Policy.
We cannot contest the Policy after it has been in force during the lifetime of the Insured for two years after the Issue Date. An increase in Face Amount or the addition of a rider after the Issue Date is incontestable after such increase in Face Amount or rider has been in effect for two years during the lifetime of the Insured. The reinstatement of a Policy is incontestable, except for nonpayment of premiums, after such reinstatement has been in effect for two years during the lifetime of the Insured.
Misstatement of Age
If the age of the Insured was stated incorrectly in the application, we will adjust the death benefit proceeds to the amount that would have been payable at the correct age based on the most recent deduction for cost of insurance.
Any payment or Policy changes we make in good faith, relying on our records or evidence supplied with respect to such payment, will fully discharge our duty. We reserve the right to correct any errors in the Policy.
Suicide Exclusion
If the Insured commits suicide, while sane or insane, within two years of the Issue Date (or within the maximum period permitted by the laws of the state in which the Policy was delivered, if less than two years), the amount payable will be limited to premiums paid, less any partial withdrawals and outstanding Indebtedness. If the Insured, while sane or insane, dies by suicide within two years after the effective date of any increase in Face Amount, the death benefit for that increase will be limited to the amount of the monthly deductions for the increase.
Certain states may require suicide exclusion provisions that differ from those stated here. For example, these provisions do not apply to any Insured who is a citizen of Missouri when the Policy is issued, unless such Insured intended suicide at the time of application for the Policy or at the time of any increase in Face Amount.
Assignment
An Owner may assign rights under the Policy while the Insured is alive by submitting a written request to our Administrative Office. The Owner retains an ownership rights under the Policy that are not assigned.
SAI-3

We will be bound by an assignment of a Policy only if:
•	it is in writing;
•	the original instrument or a certified copy is filed with us at our Administrative Office; and o we send an acknowledged copy to the Owner.
We are not responsible for determining the validity of any assignment.
Payment of Policy proceeds is subject to the rights of any assignee of record. If a claim is based on an assignment, we may require proof of the interest of the claimant. A valid assignment will take precedence over any claim of a Beneficiary. An assignment may have tax consequences.
Determination of Cash Value in Each Separate Account Division
Using the “net investment factor” computation method, the Cash Value in each Separate Account Division, equals the number of units in the Division MULTIPLIED BY the
•	the Cash Value in the Division on the preceding Valuation Date, multiplied by the Division’s Net Investment Factor (defined below) for the current Valuation Period; PLUS
•	any net premium payments allocated to the Division during the current Valuation Period; PLUS
•	any loan repayments allocated to the Division during the current Valuation Period; PLUS
•	any amounts transferred to the Division from another Division (or from the General Account for those Policies where the General Account is available as an investment option) during the current Valuation Period; PLUS
•	that portion of the interest credited on outstanding Policy Loans which is allocated to the Division during the current Valuation Period; MINUS
•	any amounts transferred from the Division during the current Valuation Period (including amounts securing Policy Loans) plus any applicable transfer charges; MINUS
•	any partial withdrawals from the Division during the current Valuation Period plus any partial withdrawal transaction charge; MINUS
•	(if a Monthly Anniversary occurs during the current Valuation Period) the portion of the monthly deduction allocated to the Division during the current Valuation Period to cover the Policy Month which starts during that Valuation Period.
The NET INVESTMENT FACTOR for each Division for a Valuation Period equals:
•	the value of the assets at the end of the preceding Valuation Period; PLUS
•	the investment income and capital gains-realized or unrealized-credited to the assets in the Valuation Period for which the Net Investment Factor is being determined; MINUS
•	the capital losses, realized or unrealized, charged against those assets during the Valuation Period; MINUS
•	any amount charged against each Division for taxes or other economic burden resulting from the application of tax laws, determined by the Company to be properly attributable to the Divisions or the Policy, or any amount set aside during the Valuation Period as a reserve for taxes attributable to the operation or maintenance of each Division; MINUS
•	a charge not to exceed .0024547% of the net assets for each day in the Valuation Period. This corresponds to 0.90% per year for mortality and expense risks (The current rate may change but will not exceed 0.90%); DIVIDED BY
•	the value of the assets at the end of the preceding Valuation Period.
SAI-4

Cost of Insurance
Cost of Insurance Rates. The current cost of insurance rates will be based on the Attained Age of the Insured and the rate class of the Insured. The cost of insurance rates generally increase as the Insured’s Attained Age increases. An Insured’s rate class is generally based on factors that may affect the mortality risk we assume in connection with a particular Group Contract or employer-sponsored insurance program.
Any change in the actual cost of insurance rates, will apply to all persons of the same Attained Age and rate class whose Face Amounts have been in force for the same length of time. (For purposes of computing guideline premiums under Section 7702 of the Internal Revenue Code of 1986, as amended, the Company will use 100% of the 1980 CSO Table for Certificates issued before 1/1/09 and 100% of the 2001 CSO Table for Certificates or Individual Policies issued on or after 1/1/09).
Net Amount at Risk. The net amount at risk may be affected by changes in the Cash Value or changes in the Face Amount of the Policy. If there is an increase in the Face Amount and the rate class applicable to the increase is different from that for the initial Face Amount, we will calculate the net amount at risk separately for each rate class. When we determine the net amounts at risk for each rate class, when death benefit Option A is in effect, we will consider the Cash Value first to be a part of the initial Face Amount. If the Cash Value is greater than the initial Face Amount, we will consider the excess Cash Value a part of each increase in order, starting with the first increase. If death benefit Option B is in effect, we will determine the net amount at risk for each rate class by the Face Amount associated with that rate class. In calculating the cost of insurance charge, the cost of insurance rate for a Face Amount is applied to the net amount at risk for the corresponding rate class.
Because the calculation of the net amount at risk is different under death benefit Option A and death benefit Option B when more than one rate class is in effect, a change in the death benefit option may result in a different net amount at risk for each rate class. Since the cost of insurance is calculated separately for each rate class, any change in the net amount at risk resulting from a change in the death benefit option may affect the total cost of insurance paid by the Owner.
Partial withdrawals and decreases in Face Amount will affect the manner in which the net amount at risk for each rate class is calculated.
DISTRIBUTION OF THE POLICIES
Information about the distribution of the Policies is contained in the prospectus. (See “Distribution of the Policies.”) Additional information is provided below.
The Policies are offered to the public on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.
MetLife Investors Distribution Company (“MLIDC”), 200 Park Avenue, New York, NY 10166, is the principal underwriter and distributor of the Policies. MLIDC, which is our affiliate is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Act of 1934, and is a member of the Financial Industry Regulatory Authority. MLIDC enters into selling agreements with other broker-dealers who sell the Policies through their registered representatives (“selling firms”). No commissions are paid for the sale of the Policies.
MORE INFORMATION ABOUT THE COMPANY
The Company
Metropolitan Life Insurance Company (“MetLife” or the “Company”) is a provider of insurance, annuities, employee benefits and asset management. We are also one of the largest institutional investors in the United States with a general account portfolio invested primarily in fixed income securities (corporate, structured products, municipals, and government and agency) and mortgage loans, as well as real estate, real estate joint ventures, other limited partnerships and equity securities, at December 31, 2020. The Company was incorporated under the laws of New York in 1868. The Company’s office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc.
SAI-5

Before May 1, 2006, all Contracts were issued by Paragon Life Insurance Company (“Paragon”), a former subsidiary of MetLife, Inc. In order to simplify its corporate and operational structure, MetLife, Inc. purchased all of the stock of Paragon, and on May 1, 2006, the operations of MetLife and Paragon were combined through merger.
Upon consummation of the merger, Paragon’s separate corporate existence ceased by operation of law, and MetLife assumed legal ownership of all of the assets of Paragon, including the Separate Account and its assets. As a result of the merger, MetLife also became responsible for all of Paragon’s liabilities and obligations, including those created under Contracts initially issued by Paragon and outstanding on the date of the merger. Such Contracts thereby became variable contracts funded by a Separate Account of MetLife, and each owner thereof has become a contract holder of MetLife.
Paragon was a stock life insurance company incorporated under the laws of Missouri and subject to regulation by the Missouri Division of Insurance. Organized in 1981 as General American Insurance Company, the company name was changed to Paragon on December 31, 1987. Paragon’s main business was writing individual and group life insurance policies.
Paragon was a wholly owned subsidiary of General American Life Insurance Company (“General American”), a Missouri life insurance company that was wholly owned by Metropolitan Life Insurance Company. Insurance obligations under Contracts originally issued by Paragon prior to May 1, 2006 and assumed by MetLife as a result of the merger of Paragon with MetLife on May 1, 2006, were guaranteed by General American. Effective, as of the close of business on April 27, 2018, General American was merged into Metropolitan Tower Life Insurance Company (“Met Tower Life”) and Met Tower Life replaced General American as the issuer of this guarantee. Accordingly, Met Tower Life is now responsible for ensuring that there will be sufficient funds to meet obligations under these Contracts. Insurance obligations under the Contracts include, without limitation, any death benefits payable under the Contracts and withdrawals of Cash Value. The guarantee does not guarantee the amount of Cash Value or the investment performance of the Divisions available under the Policy. In the event an Owner of such a Policy presents a legitimate claim for payment, Met Tower Life will pay such claim directly to the Owner if MetLife is unable to make such payment. This guarantee is enforceable by such Owners against Met Tower Life directly without any requirement that Owners first file a claim against MetLife. The guarantee agreement is binding on Met Tower Life, its successors or assignees and Met Tower Life’s obligations under the guarantee agreement will terminate only if the guarantee is assigned to an organization having a financial rating from certain specified rating agencies equal to or better than Met Tower Life’s rating. With respect to the guarantee, Met Tower Life is relying on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934.
Met Tower Life is a stock life insurance company originally incorporated under the laws of the State of Delaware in 1982 and currently subject to the laws of the state of Nebraska. Met Tower Life is licensed to issue business in fifty states and the District of Columbia. Met Tower Life is a direct wholly-owned subsidiary of MetLife. The principal executive offices of Met Tower Life are located at 200 Park Avenue, New York, New York 10166.
NON-PRINCIPAL RISKS OF INVESTING IN THE POLICY
Payment of Proceeds
We may withhold payment of surrender or loan proceeds if those are coming from a Policy Owner’s check, or form a Premium transaction under our pre-authorized checking arrangement, which has not yet cleared. We may also delay payment while we consider whether to contest the Policy. We pay interest on the death benefit proceeds from the date of receipt of documentation in good order to the date we pay them. Normally we promptly make payments of cash value, or of any loan value available, from cash value in the Fixed Account. However, we may delay those payments for up to six months. We pay interest in accordance with state insurance law requirements on delayed payments.
Potential Conflicts of Interest
In addition to the Separate Account, the portfolios may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Portfolios simultaneously. Although neither we nor the Funds currently foresee any such disadvantages, either to variable life insurance policy owners or to variable annuity contract owners, each Fund’s Board of Directors (Trustees) will monitor events in order to identify any material conflicts between the interests of these variable life insurance policy
SAI-6

owners and variable annuity contract owners, and will determine what action, if any, it should take. This action could include the sale of Portfolio shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example: (i) changes in state insurance laws; (ii) changes in federal income tax laws; or (iii) differences in voting instructions between those given by variable life insurance policy owners and those given by variable annuity contract owners.
If a Fund’s Board of Directors (Trustees) were to conclude that separate portfolios should be established for variable life insurance and variable annuity separate accounts, we will bear the attendant expenses, but variable life insurance policy owners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined portfolio.
OTHER INFORMATION
Safekeeping of Separate Account Assets
Metropolitan Life Insurance Company, 200 Park Avenue, New York, NY 10166, is the custodian of the assets of the Separate Account. The custodian has custody of all cash of the Separate Account and handles the collection of proceeds of shares of the underlying Portfolios bought and sold by the Separate Account.
Records and Reports
We will maintain all records relating to the Separate Account. Once each Policy Year, we will send you a report showing the following information as of the end of the report period:
•	the current Cash Value, amounts in each Division of the Separate Account (and in the General Account for those Policies where the General Account is available as an investment option), Loan Account value
•	the current Cash Surrender Value
•	the current death benefit
•	the current amount of any Indebtedness
•	any activity since the last report (e.g., premiums paid, partial withdrawals, charges and deductions)
•	any other information required by law
We also will make available periodic reports for the Portfolios and a list of portfolio securities held in each Portfolio. Reports will be available on line and we will send you a notice when a report is available. You may also request paper copies of these reports. Receipt of premiums paid directly by the Owner, transfers, partial withdrawals, Policy Loans, loan repayments, changes in death benefit options, increases or decreases in Face Amount, surrenders and reinstatements will be confirmed promptly following each transaction.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The financial statements comprising each of the Divisions of Paragon Separate Account B included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.
The consolidated financial statements and related financial statement schedules of Metropolitan Life Insurance Company and subsidiaries included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such consolidated financial statements and financial statement schedules are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.
SAI-7

INDEPENDENT AUDITORS
The consolidated financial statements of Metropolitan Tower Life Insurance Company and subsidiaries, included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein (which report expresses an unmodified opinion and includes an emphasis-of-matter paragraph related to Metropolitan Tower Life Insurance Company and subsidiaries being a member of a controlled group). Such consolidated financial statements are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.
The principal business address of Deloitte & Touche LLP is 30 Rockefeller Plaza, New York, New York 10112-0015.
Financial Statements
The Company’s financial statements and the financial statements of Metropolitan Tower Life Insurance Company should be distinguished from the financial statements and financial highlights comprising each of the Divisions of the Separate Account, and should be considered only as bearing on the Company’s ability to meet its obligations under the Policies and of Metropolitan Tower Life Insurance Company, as guarantor, to meet its obligations under the guarantee agreement. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.
SAI-8

APPENDIX A-1 —  DEATH BENEFIT APPLICABLE PERCENTAGE TABLE
ATTAINED AGE	APPLICABLE PERCENTAGE	ATTAINED AGE	APPLICABLE PERCENTAGE
40	250%	61	128%
41	243	62	126
42	236	63	124
43	229	64	122
44	222	65	120
45	215	66	119
46	209	67	118
47	203	68	117
48	197	69	116
49	191	70	115
50	185	71	113
51	178	72	111
52	171	73	109
53	164	74	107
54	157	75-90	105
55	150	91	104
56	146	92	103
57	142	93	102
58	138	94	101
59	134	95 or older	100
60	130
The applicable percentages in the foregoing table are based on federal tax law requirements described in Section 7702(d) of the Code. The Company reserves the right to alter the applicable percentage to the extent necessary to comply with changes to Section 7702(d) or any successor provision thereto.
A-1
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Policy Owners of
Paragon Separate Account B
and Board of Directors of
Metropolitan Life Insurance Company

OPINION ON THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS

We have audited the accompanying statements of assets and liabilities of
Paragon Separate Account B (the "Separate Account") of Metropolitan Life
Insurance Company (the "Company") comprising each of the individual Divisions listed in Note 2A as of December 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights in Note 8 for each of the five years in the period then ended for the Divisions, except for the Divisions included in the table below; the related statements of operations, changes in net assets, and the financial highlights for the
Divisions and periods indicated in the table below; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Divisions constituting the Separate Account of the Company as of December 31, 2020, and
the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended (or for the periods listed in the table below), and the financial highlights for each of the five years in the period then ended (or for the periods listed in the table below), in conformity with accounting principles generally accepted in the
United States of America.

------------------------------------------------------------------------------------------------------------------------------------

     INDIVIDUAL DIVISIONS                        STATEMENTS OF
        COMPRISING THE        STATEMENT OF        CHANGES IN
       SEPARATE ACCOUNT        OPERATIONS         NET ASSETS                                             FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------------

  BHFTII Western Asset     For the year ended  For the years ended                                  For the years ended December 31,
  Management Strategic     December 31, 2020   December 31, 2020                                    2020, 2019, 2018, 2017 and the
  Bond Opportunities                           and 2019                                             period from April 29, 2016
  Division                                                                                          (commencement of operations)
                                                                                                    through December 31, 2016

------------------------------------------------------------------------------------------------------------------------------------
  Morgan Stanley VIF       For the year ended  For the year ended December 31, 2020 and the period
  Growth Division          December 31, 2020   from April 29, 2019 (commencement of operations)
                                               through December 31, 2019

------------------------------------------------------------------------------------------------------------------------------------
  Putnam VT Growth         For the year ended  For the years ended                                  For the years ended December 31,
  Opportunities Division   December 31, 2020   December 31, 2020                                    2020, 2019, 2018, 2017 and the
                                               and 2019                                             period from November 18, 2016
                                                                                                    (commencement of operations)
                                                                                                    through December 31, 2016

------------------------------------------------------------------------------------------------------------------------------------

BASIS FOR OPINION

These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on the Separate Account's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public
Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S.
federal securities laws and the applicable rules and regulations of the
Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Separate
Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting.
Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2020, by correspondence with the custodian or mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Tampa, Florida
March 26, 2021

We have served as the Separate Account's auditor since 2000.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                    STATEMENTS OF ASSETS AND LIABILITIES
                             DECEMBER 31, 2020

                                                                 AMERICAN FUNDS(R) U.S.   BHFTI BRIGHTHOUSE/     BHFTI BRIGHTHOUSE/
                                             AMERICAN FUNDS(R)       GOVERNMENT/AAA-       ABERDEEN EMERGING      WELLINGTON LARGE
                                                 NEW WORLD          RATED SECURITIES        MARKETS EQUITY          CAP RESEARCH
                                                 DIVISION               DIVISION               DIVISION               DIVISION
                                           --------------------  ----------------------  --------------------   --------------------

ASSETS:
   Investments at fair value.............  $          4,583,118   $          1,431,541   $          9,246,860   $          4,126,737
   Accrued dividends.....................                    --                     --                     --                     --
   Due from Metropolitan Life
     Insurance Company...................                    --                     --                     --                     --
                                           --------------------  ----------------------  --------------------   --------------------
        Total Assets.....................             4,583,118              1,431,541              9,246,860              4,126,737
                                           --------------------  ----------------------  --------------------   --------------------
LIABILITIES:
   Accrued fees..........................                    --                     29                     --                     --
   Due to Metropolitan Life
     Insurance Company...................                    --                     --                     --                     --
                                           --------------------  ----------------------  --------------------   --------------------
        Total Liabilities................                    --                     29                     --                     --
                                           --------------------  ----------------------  --------------------   --------------------

NET ASSETS...............................  $          4,583,118   $          1,431,512   $          9,246,860   $          4,126,737
                                           ====================  ======================  ====================   ====================

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2020

                                                                                                         BHFTII
                                        BHFTI                 BHFTI                BHFTII               BLACKROCK
                                       INVESCO               LOOMIS           BLACKROCK CAPITAL        ULTRA-SHORT
                                    GLOBAL EQUITY         SAYLES GROWTH         APPRECIATION            TERM BOND
                                      DIVISION              DIVISION              DIVISION              DIVISION
                                --------------------  --------------------  --------------------  --------------------

ASSETS:
   Investments at fair value..  $         20,441,169  $          3,393,699  $          9,041,689  $          5,649,942
   Accrued dividends..........                    --                    --                    --                    --
   Due from Metropolitan Life
     Insurance Company........                    --                    --                    --                    --
                                --------------------  --------------------  --------------------  --------------------
        Total Assets..........            20,441,169             3,393,699             9,041,689             5,649,942
                                --------------------  --------------------  --------------------  --------------------
LIABILITIES:
   Accrued fees...............                    --                    --                    --                    --
   Due to Metropolitan Life
     Insurance Company........                    --                    --                    --                 1,226
                                --------------------  --------------------  --------------------  --------------------
        Total Liabilities.....                    --                    --                    --                 1,226
                                --------------------  --------------------  --------------------  --------------------

NET ASSETS....................  $         20,441,169  $          3,393,699  $          9,041,689  $          5,648,716
                                ====================  ====================  ====================  ====================

                                       BHFTII                BHFTII                BHFTII                BHFTII
                                  METLIFE AGGREGATE      METLIFE MID CAP        METLIFE MSCI         METLIFE RUSSELL
                                     BOND INDEX            STOCK INDEX          EAFE(R) INDEX         2000(R) INDEX
                                      DIVISION              DIVISION              DIVISION              DIVISION
                                --------------------  --------------------  --------------------  --------------------

ASSETS:
   Investments at fair value..  $          7,520,780  $         38,754,604  $          7,690,693  $         47,381,046
   Accrued dividends..........                    --                    --                    --                    --
   Due from Metropolitan Life
     Insurance Company........                    --                    --                     1                   413
                                --------------------  --------------------  --------------------  --------------------
        Total Assets..........             7,520,780            38,754,604             7,690,694            47,381,459
                                --------------------  --------------------  --------------------  --------------------
LIABILITIES:
   Accrued fees...............                    38                    --                    34                    --
   Due to Metropolitan Life
     Insurance Company........                    --                    --                    --                    --
                                --------------------  --------------------  --------------------  --------------------
        Total Liabilities.....                    38                    --                    34                    --
                                --------------------  --------------------  --------------------  --------------------

NET ASSETS....................  $          7,520,742  $         38,754,604  $          7,690,660  $         47,381,459
                                ====================  ====================  ====================  ====================

                                       BHFTII                BHFTII
                                 METLIFE STOCK INDEX   MFS(R) TOTAL RETURN
                                      DIVISION              DIVISION
                                --------------------  --------------------

ASSETS:
   Investments at fair value..  $         80,480,371  $         23,781,149
   Accrued dividends..........                    --                    --
   Due from Metropolitan Life
     Insurance Company........                    --                    --
                                --------------------  --------------------
        Total Assets..........            80,480,371            23,781,149
                                --------------------  --------------------
LIABILITIES:
   Accrued fees...............                    --                    42
   Due to Metropolitan Life
     Insurance Company........                    --                     1
                                --------------------  --------------------
        Total Liabilities.....                    --                    43
                                --------------------  --------------------

NET ASSETS....................  $         80,480,371  $         23,781,106
                                ====================  ====================

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2020

                                                         BHFTII WESTERN
                                                        ASSET MANAGEMENT
                                                         STRATEGIC BOND                                   DWS I
                                 BHFTII MFS(R) VALUE      OPPORTUNITIES        DWS I BOND VIP      CAPITAL GROWTH VIP
                                      DIVISION              DIVISION              DIVISION              DIVISION
                                --------------------  --------------------  --------------------  --------------------

ASSETS:
   Investments at fair value..  $          5,118,690  $          1,368,305  $             97,025  $          1,271,834
   Accrued dividends..........                    --                    --                    --                    --
   Due from Metropolitan Life
     Insurance Company........                    --                    --                     1                    --
                                --------------------  --------------------  --------------------  --------------------
        Total Assets..........             5,118,690             1,368,305                97,026             1,271,834
                                --------------------  --------------------  --------------------  --------------------
LIABILITIES:
   Accrued fees...............                    --                    28                    20                    26
   Due to Metropolitan Life
     Insurance Company........                    --                    --                    --                    --
                                --------------------  --------------------  --------------------  --------------------
        Total Liabilities.....                    --                    28                    20                    26
                                --------------------  --------------------  --------------------  --------------------

NET ASSETS....................  $          5,118,690  $          1,368,277  $             97,006  $          1,271,808
                                ====================  ====================  ====================  ====================

                                        DWS I            DWS I CROCI(R)         DWS I GLOBAL          DWS II GLOBAL
                                   CORE EQUITY VIP      INTERNATIONAL VIP       SMALL CAP VIP      INCOME BUILDER VIP
                                      DIVISION              DIVISION              DIVISION              DIVISION
                                --------------------  --------------------  --------------------  --------------------

ASSETS:
   Investments at fair value..  $            584,622  $          8,709,049  $            520,014  $            415,199
   Accrued dividends..........                    --                    --                    --                    --
   Due from Metropolitan Life
     Insurance Company........                    --                    --                    --                    --
                                --------------------  --------------------  --------------------  --------------------
        Total Assets..........               584,622             8,709,049               520,014               415,199
                                --------------------  --------------------  --------------------  --------------------
LIABILITIES:
   Accrued fees...............                    36                    10                    32                    17
   Due to Metropolitan Life
     Insurance Company........                    --                    --                    --                    --
                                --------------------  --------------------  --------------------  --------------------
        Total Liabilities.....                    36                    10                    32                    17
                                --------------------  --------------------  --------------------  --------------------

NET ASSETS....................  $            584,586  $          8,709,039  $            519,982  $            415,182
                                ====================  ====================  ====================  ====================

                                       DWS II
                                  GOVERNMENT MONEY        DWS II SMALL
                                     MARKET VIP        MID CAP GROWTH VIP
                                      DIVISION              DIVISION
                                --------------------  --------------------

ASSETS:
   Investments at fair value..  $         16,966,023  $            307,738
   Accrued dividends..........                    86                    --
   Due from Metropolitan Life
     Insurance Company........                    --                    --
                                --------------------  --------------------
        Total Assets..........            16,966,109               307,738
                                --------------------  --------------------
LIABILITIES:
   Accrued fees...............                    22                    45
   Due to Metropolitan Life
     Insurance Company........                     1                    --
                                --------------------  --------------------
        Total Liabilities.....                    23                    45
                                --------------------  --------------------

NET ASSETS....................  $         16,966,086  $            307,693
                                ====================  ====================

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2020

                                   FIDELITY(R) VIP      FIDELITY(R) VIP ASSET     FIDELITY(R) VIP       FIDELITY(R) VIP
                                    ASSET MANAGER          MANAGER: GROWTH          CONTRAFUND           EQUITY-INCOME
                                      DIVISION                DIVISION               DIVISION              DIVISION
                                ---------------------  ----------------------  --------------------  ---------------------

ASSETS:
   Investments at fair value..  $              63,281  $             453,460   $         66,381,410  $          28,130,567
   Accrued dividends..........                     --                     --                     --                     --
   Due from Metropolitan Life
      Insurance Company.......                     --                     --                     --                     --
                                ---------------------  ----------------------  --------------------  ---------------------
        Total Assets..........                 63,281                453,460             66,381,410             28,130,567
                                ---------------------  ----------------------  --------------------  ---------------------
LIABILITIES:
   Accrued fees...............                     12                     28                     --                     26
   Due to Metropolitan Life
      Insurance Company.......                     --                     --                     --                     --
                                ---------------------  ----------------------  --------------------  ---------------------
        Total Liabilities.....                     12                     28                     --                     26
                                ---------------------  ----------------------  --------------------  ---------------------

NET ASSETS....................  $              63,269  $             453,432   $         66,381,410  $          28,130,541
                                =====================  ======================  ====================  =====================

                                   FIDELITY(R) VIP       FIDELITY(R) VIP        FIDELITY(R) VIP         FIDELITY(R) VIP
                                    FREEDOM 2010          FREEDOM 2020           FREEDOM 2030            FREEDOM 2040
                                      DIVISION              DIVISION               DIVISION                DIVISION
                                --------------------  ---------------------  ---------------------  ---------------------

ASSETS:
   Investments at fair value..  $          2,332,838  $           5,868,829  $          12,027,479  $           7,503,097
   Accrued dividends..........                    --                     --                     --                     --
   Due from Metropolitan Life
      Insurance Company.......                    --                     --                     --                     --
                                --------------------  ---------------------  ---------------------  ---------------------
        Total Assets..........             2,332,838              5,868,829             12,027,479              7,503,097
                                --------------------  ---------------------  ---------------------  ---------------------
LIABILITIES:
   Accrued fees...............                    48                     --                     --                     --
   Due to Metropolitan Life
      Insurance Company.......                    --                     --                     --                      6
                                --------------------  ---------------------  ---------------------  ---------------------
        Total Liabilities.....                    48                     --                     --                      6
                                --------------------  ---------------------  ---------------------  ---------------------

NET ASSETS....................  $          2,332,790  $           5,868,829  $          12,027,479  $           7,503,091
                                ====================  =====================  =====================  =====================

                                                         FIDELITY(R) VIP
                                   FIDELITY(R) VIP         GOVERNMENT
                                    FREEDOM 2050          MONEY MARKET
                                      DIVISION              DIVISION
                                --------------------  ---------------------

ASSETS:
   Investments at fair value..  $          3,312,715  $           1,349,176
   Accrued dividends..........                    --                     --
   Due from Metropolitan Life
      Insurance Company.......                    --                     --
                                --------------------  ---------------------
        Total Assets..........             3,312,715              1,349,176
                                --------------------  ---------------------
LIABILITIES:
   Accrued fees...............                    --                     82
   Due to Metropolitan Life
      Insurance Company.......                    --                     --
                                --------------------  ---------------------
        Total Liabilities.....                    --                     82
                                --------------------  ---------------------

NET ASSETS....................  $          3,312,715  $           1,349,094
                                ====================  =====================

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2020

                                                                                                          FIDELITY(R) VIP
                                                           FIDELITY(R) VIP         FIDELITY(R) VIP          INVESTMENT
                                FIDELITY(R) VIP GROWTH       HIGH INCOME              INDEX 500             GRADE BOND
                                       DIVISION               DIVISION                DIVISION               DIVISION
                                ----------------------  ---------------------  ---------------------  ----------------------

ASSETS:
   Investments at fair value..   $          52,735,937  $             300,669  $          80,535,347  $            1,523,307
   Accrued dividends..........                      --                     --                     --                      --
   Due from Metropolitan Life
      Insurance Company.......                      --                     --                     --                      --
                                ----------------------  ---------------------  ---------------------  ----------------------
        Total Assets..........              52,735,937                300,669             80,535,347               1,523,307
                                ----------------------  ---------------------  ---------------------  ----------------------
LIABILITIES:
   Accrued fees...............                      45                     24                     33                      94
   Due to Metropolitan Life
      Insurance Company.......                       1                     --                      1                      --
                                ----------------------  ---------------------  ---------------------  ----------------------
        Total Liabilities.....                      46                     24                     34                      94
                                ----------------------  ---------------------  ---------------------  ----------------------

NET ASSETS....................   $          52,735,891  $             300,645  $          80,535,313  $            1,523,213
                                ======================  =====================  =====================  ======================

                                   FIDELITY(R) VIP                                  FIDELITY(R) VIP
                                       MID CAP         FIDELITY(R) VIP OVERSEAS       REAL ESTATE        FIDELITY(R) VIP VALUE
                                      DIVISION                 DIVISION                DIVISION                DIVISION
                                ---------------------  ------------------------  ---------------------  ----------------------

ASSETS:
   Investments at fair value..  $           9,977,547    $             701,778   $             783,059  $             432,110
   Accrued dividends..........                     --                       --                      --                     --
   Due from Metropolitan Life
      Insurance Company.......                     --                       --                      --                     --
                                ---------------------  ------------------------  ---------------------  ----------------------
        Total Assets..........              9,977,547                  701,778                 783,059                432,110
                                ---------------------  ------------------------  ---------------------  ----------------------
LIABILITIES:
   Accrued fees...............                     --                       43                      81                     26
   Due to Metropolitan Life
      Insurance Company.......                     --                       --                       1                     --
                                ---------------------  ------------------------  ---------------------  ----------------------
        Total Liabilities.....                     --                       43                      82                     26
                                ---------------------  ------------------------  ---------------------  ----------------------

NET ASSETS....................  $           9,977,547    $             701,735   $             782,977  $             432,084
                                =====================  ========================  =====================  ======================

                                     INVESCO V.I.           INVESCO V.I.
                                 DIVERSIFIED DIVIDEND     EQUITY AND INCOME
                                       DIVISION               DIVISION
                                ---------------------  ----------------------

ASSETS:
   Investments at fair value..  $             361,757  $               14,144
   Accrued dividends..........                     --                      --
   Due from Metropolitan Life
      Insurance Company.......                     --                      --
                                ---------------------  ----------------------
        Total Assets..........                361,757                  14,144
                                ---------------------  ----------------------
LIABILITIES:
   Accrued fees...............                     27                       5
   Due to Metropolitan Life
      Insurance Company.......                     --                       1
                                ---------------------  ----------------------
        Total Liabilities.....                     27                       6
                                ---------------------  ----------------------

NET ASSETS....................  $             361,730  $               14,138
                                =====================  ======================

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2020

                                 INVESCO V.I. GLOBAL      INVESCO V.I.            MFS(R) VIT
                                     CORE EQUITY           HIGH YIELD            GLOBAL EQUITY       MFS(R) VIT GROWTH
                                      DIVISION              DIVISION               DIVISION              DIVISION
                                --------------------  ---------------------  --------------------  ---------------------

ASSETS:
   Investments at fair value..  $            361,740  $              12,934  $         11,854,122  $          28,392,927
   Accrued dividends..........                    --                     --                    --                     --
   Due from Metropolitan Life
     Insurance Company........                    --                     --                    --                     --
                                --------------------  ---------------------  --------------------  ---------------------
        Total Assets..........               361,740                 12,934            11,854,122             28,392,927
                                --------------------  ---------------------  --------------------  ---------------------
LIABILITIES:
   Accrued fees...............                    27                     11                    69                     17
   Due to Metropolitan Life
     Insurance Company........                    --                     --                    --                     --
                                --------------------  ---------------------  --------------------  ---------------------
        Total Liabilities.....                    27                     11                    69                     17
                                --------------------  ---------------------  --------------------  ---------------------

NET ASSETS....................  $            361,713  $              12,923  $         11,854,053  $          28,392,910
                                ====================  =====================  ====================  =====================

                                     MFS(R) VIT            MFS(R) VIT             MFS(R) VIT
                                   INVESTORS TRUST       MID CAP GROWTH          NEW DISCOVERY       MFS(R) VIT RESEARCH
                                      DIVISION              DIVISION               DIVISION               DIVISION
                                --------------------  ---------------------  --------------------  ---------------------

ASSETS:
   Investments at fair value..  $            125,540  $             267,984  $            629,048  $             165,051
   Accrued dividends..........                    --                     --                    --                     --
   Due from Metropolitan Life
     Insurance Company........                    --                     --                    --                     --
                                --------------------  ---------------------  --------------------  ---------------------
        Total Assets..........               125,540                267,984               629,048                165,051
                                --------------------  ---------------------  --------------------  ---------------------
LIABILITIES:
   Accrued fees...............                    25                     38                    39                     50
   Due to Metropolitan Life
     Insurance Company........                    --                     --                    --                     --
                                --------------------  ---------------------  --------------------  ---------------------
        Total Liabilities.....                    25                     38                    39                     50
                                --------------------  ---------------------  --------------------  ---------------------

NET ASSETS....................  $            125,515  $             267,946  $            629,009  $             165,001
                                ====================  =====================  ====================  =====================

                                     MFS(R) VIT            MFS(R) VIT
                                  TOTAL RETURN BOND       TOTAL RETURN
                                      DIVISION              DIVISION
                                --------------------  --------------------

ASSETS:
   Investments at fair value..  $          8,084,837  $            545,688
   Accrued dividends..........                    --                    --
   Due from Metropolitan Life
     Insurance Company........                    --                    --
                                --------------------  --------------------
        Total Assets..........             8,084,837               545,688
                                --------------------  --------------------
LIABILITIES:
   Accrued fees...............                    31                    33
   Due to Metropolitan Life
     Insurance Company........                     1                    --
                                --------------------  --------------------
        Total Liabilities.....                    32                    33
                                --------------------  --------------------

NET ASSETS....................  $          8,084,805  $            545,655
                                ====================  ====================

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2020

                                                                                  MFS(R) VIT II         MFS(R) VIT II
                                MFS(R) VIT UTILITIES     MFS(R) VIT VALUE          CORE EQUITY           HIGH YIELD
                                      DIVISION               DIVISION               DIVISION              DIVISION
                                ---------------------  ---------------------  --------------------  --------------------

ASSETS:
   Investments at fair value..  $              68,627  $             289,424  $             77,229  $             15,493
   Accrued dividends..........                     --                     --                    --                    --
   Due from Metropolitan Life
     Insurance Company........                     --                     --                    --                    --
                                ---------------------  ---------------------  --------------------  --------------------
        Total Assets..........                 68,627                289,424                77,229                15,493
                                ---------------------  ---------------------  --------------------  --------------------
LIABILITIES:
   Accrued fees...............                      4                     47                    26                    23
   Due to Metropolitan Life
     Insurance Company........                     --                      1                    --                    --
                                ---------------------  ---------------------  --------------------  --------------------
        Total Liabilities.....                      4                     48                    26                    23
                                ---------------------  ---------------------  --------------------  --------------------

NET ASSETS....................  $              68,623  $             289,376  $             77,203  $             15,470
                                =====================  =====================  ====================  ====================

                                    MFS(R) VIT II
                                    MASSACHUSETTS                                 MFS(R) VIT II
                                      INVESTORS            MFS(R) VIT II         U.S. GOVERNMENT     MORGAN STANLEY VIF
                                    GROWTH STOCK         STRATEGIC INCOME         MONEY MARKET      GLOBAL INFRASTRUCTURE
                                      DIVISION               DIVISION               DIVISION              DIVISION
                                ---------------------  ---------------------  --------------------  ---------------------

ASSETS:
   Investments at fair value..  $             365,754  $               1,020  $          4,849,589  $            100,271
   Accrued dividends..........                     --                     --                    --                    --
   Due from Metropolitan Life
     Insurance Company........                     --                     --                    --                    --
                                ---------------------  ---------------------  --------------------  ---------------------
        Total Assets..........                365,754                  1,020             4,849,589               100,271
                                ---------------------  ---------------------  --------------------  ---------------------
LIABILITIES:
   Accrued fees...............                     22                     22                    47                     7
   Due to Metropolitan Life
     Insurance Company........                      1                     --                    --                     1
                                ---------------------  ---------------------  --------------------  ---------------------
        Total Liabilities.....                     23                     22                    47                     8
                                ---------------------  ---------------------  --------------------  ---------------------

NET ASSETS....................  $             365,731  $                 998  $          4,849,542  $            100,263
                                =====================  =====================  ====================  =====================

                                 MORGAN STANLEY VIF     MORGAN STANLEY VIF
                                  GLOBAL STRATEGIST           GROWTH
                                      DIVISION               DIVISION
                                --------------------  ---------------------

ASSETS:
   Investments at fair value..  $             41,616  $           1,559,429
   Accrued dividends..........                    --                     --
   Due from Metropolitan Life
     Insurance Company........                     1                     --
                                --------------------  ---------------------
        Total Assets..........                41,617              1,559,429
                                --------------------  ---------------------
LIABILITIES:
   Accrued fees...............                    45                     39
   Due to Metropolitan Life
     Insurance Company........                    --                     --
                                --------------------  ---------------------
        Total Liabilities.....                    45                     39
                                --------------------  ---------------------

NET ASSETS....................  $             41,572  $           1,559,390
                                ====================  =====================

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2020

                                                                                PUTNAM VT
                                MORGAN STANLEY VIS        PUTNAM VT         EMERGING MARKETS        PUTNAM VT
                                    INCOME PLUS      DIVERSIFIED INCOME          EQUITY           EQUITY INCOME
                                     DIVISION             DIVISION              DIVISION            DIVISION
                                -------------------  -------------------  -------------------  --------------------

ASSETS:
   Investments at fair value..  $            25,277  $           197,092  $           150,857  $          7,267,794
   Accrued dividends..........                   --                   --                   --                    --
   Due from Metropolitan Life
     Insurance Company........                   --                   --                   --                     5
                                -------------------  -------------------  -------------------  --------------------
        Total Assets..........               25,277              197,092              150,857             7,267,799
                                -------------------  -------------------  -------------------  --------------------
LIABILITIES:
   Accrued fees...............                    2                   40                   --                    16
   Due to Metropolitan Life
     Insurance Company........                   --                    1                    1                    --
                                -------------------  -------------------  -------------------  --------------------
        Total Liabilities.....                    2                   41                    1                    16
                                -------------------  -------------------  -------------------  --------------------

NET ASSETS....................  $            25,275  $           197,051  $           150,856  $          7,267,783
                                ===================  ===================  ===================  ====================

                                      PUTNAM VT                                   PUTNAM VT             PUTNAM VT
                                    GLOBAL ASSET            PUTNAM VT            GOVERNMENT              GROWTH
                                     ALLOCATION           GLOBAL EQUITY         MONEY MARKET          OPPORTUNITIES
                                      DIVISION              DIVISION              DIVISION              DIVISION
                                --------------------  --------------------  --------------------  --------------------

ASSETS:
   Investments at fair value..  $            363,796  $            403,031  $            100,459  $         14,460,904
   Accrued dividends..........                    --                    --                    --                    --
   Due from Metropolitan Life
     Insurance Company........                    --                    --                    --                    --
                                --------------------  --------------------  --------------------  --------------------
        Total Assets..........               363,796               403,031               100,459            14,460,904
                                --------------------  --------------------  --------------------  --------------------
LIABILITIES:
   Accrued fees...............                    22                    25                    33                    40
   Due to Metropolitan Life
     Insurance Company........                     1                    --                    --                    --
                                --------------------  --------------------  --------------------  --------------------
        Total Liabilities.....                    23                    25                    33                    40
                                --------------------  --------------------  --------------------  --------------------

NET ASSETS....................  $            363,773  $            403,006  $            100,426  $         14,460,864
                                ====================  ====================  ====================  ====================

                                      PUTNAM VT              PUTNAM VT
                                     HIGH YIELD               INCOME
                                      DIVISION               DIVISION
                                --------------------  --------------------

ASSETS:
   Investments at fair value..  $          8,244,584  $          9,239,627
   Accrued dividends..........                    --                    --
   Due from Metropolitan Life
     Insurance Company........                    --                    --
                                --------------------  --------------------
        Total Assets..........             8,244,584             9,239,627
                                --------------------  --------------------
LIABILITIES:
   Accrued fees...............                     7                    45
   Due to Metropolitan Life
     Insurance Company........                    --                    --
                                --------------------  --------------------
        Total Liabilities.....                     7                    45
                                --------------------  --------------------

NET ASSETS....................  $          8,244,577  $          9,239,582
                                ====================  ====================

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONCLUDED)
                              DECEMBER 31, 2020

                                      PUTNAM VT              PUTNAM VT             PUTNAM VT             PUTNAM VT
                                INTERNATIONAL EQUITY    INTERNATIONAL VALUE     MULTI-CAP CORE      SUSTAINABLE LEADERS
                                      DIVISION               DIVISION              DIVISION              DIVISION
                                --------------------  ---------------------  --------------------  --------------------

ASSETS:
   Investments at fair value..  $            260,960  $              35,425  $            247,156  $         17,625,871
   Accrued dividends..........                    --                     --                    --                    --
   Due from Metropolitan Life
     Insurance Company........                     1                     --                    --                    --
                                --------------------  ---------------------  --------------------  --------------------
        Total Assets..........               260,961                 35,425               247,156            17,625,871
                                --------------------  ---------------------  --------------------  --------------------
LIABILITIES:
   Accrued fees...............                    41                      7                    15                    --
   Due to Metropolitan Life
     Insurance Company........                    --                     --                    --                    --
                                --------------------  ---------------------  --------------------  --------------------
        Total Liabilities.....                    41                      7                    15                    --
                                --------------------  ---------------------  --------------------  --------------------

NET ASSETS....................  $            260,920  $              35,418  $            247,141  $         17,625,871
                                ====================  =====================  ====================  ====================

                                  T. ROWE PRICE ES      T. ROWE PRICE ES      T. ROWE PRICE ES       T. ROWE PRICE ES
                                    EQUITY INCOME        MID-CAP GROWTH      MODERATE ALLOCATION    NEW AMERICA GROWTH
                                      DIVISION              DIVISION              DIVISION               DIVISION
                                --------------------  --------------------  ---------------------  ---------------------

ASSETS:
   Investments at fair value..  $             36,575  $            783,684  $          26,640,454  $         25,222,946
   Accrued dividends..........                    --                    --                     --                    --
   Due from Metropolitan Life
     Insurance Company........                    --                    --                     --                    --
                                --------------------  --------------------  ---------------------  ---------------------
        Total Assets..........                36,575               783,684             26,640,454            25,222,946
                                --------------------  --------------------  ---------------------  ---------------------
LIABILITIES:
   Accrued fees...............                    49                    73                     20                    --
   Due to Metropolitan Life
     Insurance Company........                    --                     1                     --                    --
                                --------------------  --------------------  ---------------------  ---------------------
        Total Liabilities.....                    49                    74                     20                    --
                                --------------------  --------------------  ---------------------  ---------------------

NET ASSETS....................  $             36,526  $            783,610  $          26,640,434  $         25,222,946
                                ====================  ====================  =====================  =====================

                                  T. ROWE PRICE FIS
                                  LIMITED-TERM BOND
                                      DIVISION
                                --------------------

ASSETS:
   Investments at fair value..  $          7,017,519
   Accrued dividends..........                    --
   Due from Metropolitan Life
     Insurance Company........                 1,053
                                --------------------
        Total Assets..........             7,018,572
                                --------------------
LIABILITIES:
   Accrued fees...............                    --
   Due to Metropolitan Life
     Insurance Company........                    --
                                --------------------
        Total Liabilities.....                    --
                                --------------------

NET ASSETS....................  $          7,018,572
                                ====================

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                          STATEMENTS OF OPERATIONS
                    FOR THE YEAR ENDED DECEMBER 31, 2020

                                                                   AMERICAN FUNDS(R) U.S.   BHFTI BRIGHTHOUSE/
                                               AMERICAN FUNDS(R)       GOVERNMENT/AAA-       ABERDEEN EMERGING
                                                   NEW WORLD          RATED SECURITIES        MARKETS EQUITY
                                                   DIVISION               DIVISION               DIVISION
                                              -------------------  ----------------------  --------------------

INVESTMENT INCOME:
      Dividends.............................  $             8,899    $            28,763   $            156,392
                                              -------------------  ----------------------  --------------------
EXPENSES:
      Mortality and expense risk
        charges.............................               27,120                 10,834                 20,520
                                              -------------------  ----------------------  --------------------
           Net investment income (loss).....             (18,221)                 17,929                135,872
                                              -------------------  ----------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........               38,324                 31,038                     --
      Realized gains (losses) on sale of
        investments.........................               75,805                 31,194                183,239
                                              -------------------  ----------------------  --------------------
           Net realized gains (losses)......              114,129                 62,232                183,239
                                              -------------------  ----------------------  --------------------
      Change in unrealized gains (losses)
        on investments......................              760,678                 37,907              1,600,904
                                              -------------------  ----------------------  --------------------
      Net realized and change in
        unrealized gains (losses)
        on investments......................              874,807                100,139              1,784,143
                                              -------------------  ----------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $           856,586    $           118,068   $          1,920,015
                                              ===================  ======================  ====================

                                               BHFTI BRIGHTHOUSE/
                                                WELLINGTON LARGE        BHFTI INVESCO      BHFTI LOOMIS SAYLES
                                                  CAP RESEARCH          GLOBAL EQUITY            GROWTH
                                                    DIVISION              DIVISION              DIVISION
                                              --------------------  --------------------  ---------------------

INVESTMENT INCOME:
      Dividends.............................  $             39,073  $            153,750  $             23,261
                                              --------------------  --------------------  ---------------------
EXPENSES:
      Mortality and expense risk
        charges.............................                25,651                24,650                21,371
                                              --------------------  --------------------  ---------------------
           Net investment income (loss).....                13,422               129,100                 1,890
                                              --------------------  --------------------  ---------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........               222,089                42,064               969,014
      Realized gains (losses) on sale of
        investments.........................                35,595               424,413              (22,572)
                                              --------------------  --------------------  ---------------------
           Net realized gains (losses)......               257,684               466,477               946,442
                                              --------------------  --------------------  ---------------------
      Change in unrealized gains (losses)
        on investments......................               460,108             3,900,626             (139,336)
                                              --------------------  --------------------  ---------------------
      Net realized and change in
        unrealized gains (losses)
        on investments......................               717,792             4,367,103               807,106
                                              --------------------  --------------------  ---------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $            731,214  $          4,496,203  $            808,996
                                              ====================  ====================  =====================

                                                                           BHFTII
                                                     BHFTII               BLACKROCK               BHFTII               BHFTII
                                                BLACKROCK CAPITAL        ULTRA-SHORT         METLIFE AGGREGATE     METLIFE MID CAP
                                                  APPRECIATION            TERM BOND             BOND INDEX           STOCK INDEX
                                                    DIVISION              DIVISION               DIVISION             DIVISION
                                              --------------------  --------------------  --------------------  -------------------

INVESTMENT INCOME:
      Dividends.............................  $                 --  $            106,240  $            211,829  $           461,645
                                              --------------------  --------------------  --------------------  -------------------
EXPENSES:
      Mortality and expense risk
        charges.............................                53,440                41,374                13,158               34,019
                                              --------------------  --------------------  --------------------  -------------------
           Net investment income (loss).....              (53,440)                64,866               198,671              427,626
                                              --------------------  --------------------  --------------------  -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........               815,952                    --                    --            2,085,159
      Realized gains (losses) on sale of
        investments.........................               138,152              (23,924)                39,388            (582,875)
                                              --------------------  --------------------  --------------------  -------------------
           Net realized gains (losses)......               954,104              (23,924)                39,388            1,502,284
                                              --------------------  --------------------  --------------------  -------------------
      Change in unrealized gains (losses)
        on investments......................             1,576,335              (58,173)               220,017            2,589,886
                                              --------------------  --------------------  --------------------  -------------------
      Net realized and change in
        unrealized gains (losses)
        on investments......................             2,530,439              (82,097)               259,405            4,092,170
                                              --------------------  --------------------  --------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $          2,476,999  $           (17,231)  $            458,076  $         4,519,796
                                              ====================  ====================  ====================  ===================

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2020

                                                    BHFTII               BHFTII                 BHFTII
                                                 METLIFE MSCI        METLIFE RUSSELL         METLIFE STOCK            BHFTII
                                                 EAFE(R) INDEX        2000(R) INDEX              INDEX          MFS(R) TOTAL RETURN
                                                   DIVISION             DIVISION               DIVISION              DIVISION
                                              -------------------  --------------------  --------------------  --------------------

INVESTMENT INCOME:
      Dividends.............................  $           207,179  $            503,044  $          1,280,831  $            522,162
                                              -------------------  --------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk
        charges.............................               10,363               175,260                33,666                13,691
                                              -------------------  --------------------  --------------------  --------------------
           Net investment income (loss).....              196,816               327,784             1,247,165               508,471
                                              -------------------  --------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........               33,856             2,113,188             4,266,561               893,418
      Realized gains (losses) on sale of
        investments.........................             (55,964)                23,440               430,532              (73,081)
                                              -------------------  --------------------  --------------------  --------------------
           Net realized gains (losses)......             (22,108)             2,136,628             4,697,093               820,337
                                              -------------------  --------------------  --------------------  --------------------
      Change in unrealized gains (losses)
        on investments......................              348,854             5,033,814             6,462,541               744,592
                                              -------------------  --------------------  --------------------  --------------------
      Net realized and change in
        unrealized gains (losses)
        on investments......................              326,746             7,170,442            11,159,634             1,564,929
                                              -------------------  --------------------  --------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $           523,562  $          7,498,226  $         12,406,799  $          2,073,400
                                              ===================  ====================  ====================  ====================

                                                                       BHFTII WESTERN
                                                                      ASSET MANAGEMENT
                                                                       STRATEGIC BOND                                   DWS I
                                               BHFTII MFS(R) VALUE      OPPORTUNITIES        DWS I BOND VIP      CAPITAL GROWTH VIP
                                                    DIVISION              DIVISION              DIVISION              DIVISION
                                              --------------------  --------------------  --------------------  -------------------

INVESTMENT INCOME:
      Dividends.............................  $             89,161  $             80,621  $              2,610  $             5,477
                                              --------------------  --------------------  --------------------  -------------------
EXPENSES:
      Mortality and expense risk
        charges.............................                33,994                 9,803                   858                8,801
                                              --------------------  --------------------  --------------------  -------------------
           Net investment income (loss).....                55,167                70,818                 1,752              (3,324)
                                              --------------------  --------------------  --------------------  -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........               280,993                    --                    --               74,452
      Realized gains (losses) on sale of
        investments.........................              (82,355)               (4,094)                 7,863              108,236
                                              --------------------  --------------------  --------------------  -------------------
           Net realized gains (losses)......               198,638               (4,094)                 7,863              182,688
                                              --------------------  --------------------  --------------------  -------------------
      Change in unrealized gains (losses)
        on investments......................              (88,883)                10,062                 (610)              159,685
                                              --------------------  --------------------  --------------------  -------------------
      Net realized and change in
        unrealized gains (losses)
        on investments......................               109,755                 5,968                 7,253              342,373
                                              --------------------  --------------------  --------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $            164,922  $             76,786  $              9,005  $           339,049
                                              ====================  ====================  ====================  ===================

                                                      DWS I           DWS I CROCI(R)
                                                 CORE EQUITY VIP     INTERNATIONAL VIP
                                                    DIVISION             DIVISION
                                              -------------------  --------------------

INVESTMENT INCOME:
      Dividends.............................  $             7,600  $            263,859
                                              -------------------  --------------------
EXPENSES:
      Mortality and expense risk
        charges.............................                4,473                57,735
                                              -------------------  --------------------
           Net investment income (loss).....                3,127               206,124
                                              -------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........               25,709                    --
      Realized gains (losses) on sale of
        investments.........................             (38,222)             (225,659)
                                              -------------------  --------------------
           Net realized gains (losses)......             (12,513)             (225,659)
                                              -------------------  --------------------
      Change in unrealized gains (losses)
        on investments......................               58,862               181,045
                                              -------------------  --------------------
      Net realized and change in
        unrealized gains (losses)
        on investments......................               46,349              (44,614)
                                              -------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $            49,476  $            161,510
                                              ===================  ====================

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2020

                                                                                                 DWS II
                                                 DWS I GLOBAL           DWS II GLOBAL       GOVERNMENT MONEY        DWS II SMALL
                                                 SMALL CAP VIP       INCOME BUILDER VIP        MARKET VIP        MID CAP GROWTH VIP
                                                   DIVISION               DIVISION              DIVISION              DIVISION
                                             ---------------------  --------------------  --------------------  --------------------

INVESTMENT INCOME:
      Dividends............................  $               2,091  $             11,677  $             37,264  $                 89
                                             ---------------------  --------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk
         charges...........................                  2,260                 2,923               123,790                 1,491
                                             ---------------------  --------------------  --------------------  --------------------
           Net investment income (loss)....                  (169)                 8,754              (86,526)               (1,402)
                                             ---------------------  --------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........                     --                 8,600                    --                 3,002
      Realized gains (losses) on sale of
         investments.......................               (40,615)               (7,896)                    --              (45,549)
                                             ---------------------  --------------------  --------------------  --------------------
           Net realized gains (losses).....               (40,615)                   704                    --              (42,547)
                                             ---------------------  --------------------  --------------------  --------------------
      Change in unrealized gains (losses)
         on investments....................                 91,116                 8,888                    --                71,169
                                             ---------------------  --------------------  --------------------  --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments....................                 50,501                 9,592                    --                28,622
                                             ---------------------  --------------------  --------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations.........  $              50,332  $             18,346  $           (86,526)  $             27,220
                                             =====================  ====================  ====================  ====================

                                                FIDELITY(R) VIP     FIDELITY(R) VIP ASSET     FIDELITY(R) VIP
                                                 ASSET MANAGER         MANAGER: GROWTH          CONTRAFUND
                                                   DIVISION               DIVISION               DIVISION
                                             ---------------------  ---------------------  --------------------

INVESTMENT INCOME:
      Dividends............................  $                 889  $              4,523   $            143,845
                                             ---------------------  ---------------------  --------------------
EXPENSES:
      Mortality and expense risk
         charges...........................                    532                 3,007                436,648
                                             ---------------------  ---------------------  --------------------
           Net investment income (loss)....                    357                 1,516              (292,803)
                                             ---------------------  ---------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........                    839                 5,487                296,366
      Realized gains (losses) on sale of
         investments.......................                  4,105                10,957              2,064,706
                                             ---------------------  ---------------------  --------------------
           Net realized gains (losses).....                  4,944                16,444              2,361,072
                                             ---------------------  ---------------------  --------------------
      Change in unrealized gains (losses)
         on investments....................                  3,448                49,031             13,431,875
                                             ---------------------  ---------------------  --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments....................                  8,392                65,475             15,792,947
                                             ---------------------  ---------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations.........  $               8,749  $             66,991   $         15,500,144
                                             =====================  =====================  ====================

                                                FIDELITY(R) VIP        FIDELITY(R) VIP        FIDELITY(R) VIP
                                                 EQUITY-INCOME          FREEDOM 2010           FREEDOM 2020
                                                   DIVISION               DIVISION               DIVISION
                                             --------------------  ---------------------  ---------------------

INVESTMENT INCOME:
      Dividends............................  $            454,337  $              28,563  $              69,118
                                             --------------------  ---------------------  ---------------------
EXPENSES:
      Mortality and expense risk
         charges...........................               186,879                 18,499                 40,571
                                             --------------------  ---------------------  ---------------------
           Net investment income (loss)....               267,458                 10,064                 28,547
                                             --------------------  ---------------------  ---------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........             1,128,420                130,293                314,322
      Realized gains (losses) on sale of
         investments.......................              (28,799)                 33,072                 46,879
                                             --------------------  ---------------------  ---------------------
           Net realized gains (losses).....             1,099,621                163,365                361,201
                                             --------------------  ---------------------  ---------------------
      Change in unrealized gains (losses)
         on investments....................               159,989                 66,000                316,826
                                             --------------------  ---------------------  ---------------------
      Net realized and change in
         unrealized gains (losses)
         on investments....................             1,259,610                229,365                678,027
                                             --------------------  ---------------------  ---------------------
      Net increase (decrease) in net assets
         resulting from operations.........  $          1,527,068  $             239,429  $             706,574
                                             ====================  =====================  =====================

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2020

                                                 FIDELITY(R) VIP       FIDELITY(R) VIP        FIDELITY(R) VIP
                                                  FREEDOM 2030          FREEDOM 2040           FREEDOM 2050
                                                    DIVISION              DIVISION               DIVISION
                                             ---------------------  ---------------------  ---------------------

INVESTMENT INCOME:
      Dividends............................  $             130,927  $              64,224  $              27,272
                                             ---------------------  ---------------------  ---------------------
EXPENSES:
      Mortality and expense risk
         charges...........................                 77,763                 44,904                 18,543
                                             ---------------------  ---------------------  ---------------------
           Net investment income (loss)....                 53,164                 19,320                  8,729
                                             ---------------------  ---------------------  ---------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........                526,382                295,833                101,598
      Realized gains (losses) on sale of
         investments.......................                109,243                103,251                 33,275
                                             ---------------------  ---------------------  ---------------------
           Net realized gains (losses).....                635,625                399,084                134,873
                                             ---------------------  ---------------------  ---------------------
      Change in unrealized gains (losses)
         on investments....................                786,653                736,575                353,656
                                             ---------------------  ---------------------  ---------------------
      Net realized and change in
         unrealized gains (losses)
         on investments....................              1,422,278              1,135,659                488,529
                                             ---------------------  ---------------------  ---------------------
      Net increase (decrease) in net assets
         resulting from operations.........  $           1,475,442  $           1,154,979  $             497,258
                                             =====================  =====================  =====================

                                                 FIDELITY(R) VIP
                                                   GOVERNMENT                                  FIDELITY(R) VIP
                                                  MONEY MARKET      FIDELITY(R) VIP GROWTH       HIGH INCOME
                                                    DIVISION               DIVISION               DIVISION
                                             ---------------------  ----------------------  ---------------------

INVESTMENT INCOME:
      Dividends............................  $               4,230  $              31,310   $              15,536
                                             ---------------------  ----------------------  ---------------------
EXPENSES:
      Mortality and expense risk
         charges...........................                  9,923                325,118                   2,338
                                             ---------------------  ----------------------  ---------------------
           Net investment income (loss)....                (5,693)              (293,808)                  13,198
                                             ---------------------  ----------------------  ---------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........                     --              4,002,589                      --
      Realized gains (losses) on sale of
         investments.......................                     --              2,139,794                 (5,644)
                                             ---------------------  ----------------------  ---------------------
           Net realized gains (losses).....                     --              6,142,383                 (5,644)
                                             ---------------------  ----------------------  ---------------------
      Change in unrealized gains (losses)
         on investments....................                     --             10,319,049                 (1,003)
                                             ---------------------  ----------------------  ---------------------
      Net realized and change in
         unrealized gains (losses)
         on investments....................                     --             16,461,432                 (6,647)
                                             ---------------------  ----------------------  ---------------------
      Net increase (decrease) in net assets
         resulting from operations.........  $             (5,693)  $          16,167,624   $               6,551
                                             =====================  ======================  =====================

                                                                        FIDELITY(R) VIP
                                                FIDELITY(R) VIP           INVESTMENT          FIDELITY(R) VIP
                                                   INDEX 500              GRADE BOND              MID CAP
                                                   DIVISION                DIVISION              DIVISION
                                             ---------------------  ---------------------  ---------------------

INVESTMENT INCOME:
      Dividends............................  $           1,238,480  $              32,205  $              53,221
                                             ---------------------  ---------------------  ---------------------
EXPENSES:
      Mortality and expense risk
         charges...........................                527,134                 10,872                 60,109
                                             ---------------------  ---------------------  ---------------------
           Net investment income (loss)....                711,346                 21,333                (6,888)
                                             ---------------------  ---------------------  ---------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........                230,351                    509                     --
      Realized gains (losses) on sale of
         investments.......................              3,977,595                 24,700              (121,801)
                                             ---------------------  ---------------------  ---------------------
           Net realized gains (losses).....              4,207,946                 25,209              (121,801)
                                             ---------------------  ---------------------  ---------------------
      Change in unrealized gains (losses)
         on investments....................              7,065,187                 71,521              1,547,971
                                             ---------------------  ---------------------  ---------------------
      Net realized and change in
         unrealized gains (losses)
         on investments....................             11,273,133                 96,730              1,426,170
                                             ---------------------  ---------------------  ---------------------
      Net increase (decrease) in net assets
         resulting from operations.........  $          11,984,479  $             118,063  $           1,419,282
                                             =====================  =====================  =====================

                                             FIDELITY(R) VIP OVERSEAS
                                                     DIVISION
                                             ------------------------

INVESTMENT INCOME:
      Dividends............................   $               2,777
                                             ------------------------
EXPENSES:
      Mortality and expense risk
         charges...........................                   4,583
                                             ------------------------
           Net investment income (loss)....                 (1,806)
                                             ------------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........                   2,602
      Realized gains (losses) on sale of
         investments.......................                  26,645
                                             ------------------------
           Net realized gains (losses).....                  29,247
                                             ------------------------
      Change in unrealized gains (losses)
         on investments....................                  67,845
                                             ------------------------
      Net realized and change in
         unrealized gains (losses)
         on investments....................                  97,092
                                             ------------------------
      Net increase (decrease) in net assets
         resulting from operations.........   $              95,286
                                             ========================

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                        PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2020

                                                FIDELITY(R) VIP                                  INVESCO V.I.
                                                  REAL ESTATE        FIDELITY(R) VIP VALUE   DIVERSIFIED DIVIDEND
                                                   DIVISION                DIVISION                DIVISION
                                             ---------------------  ----------------------  ---------------------

INVESTMENT INCOME:
      Dividends............................  $              19,121  $                5,434  $              10,347
                                             ---------------------  ----------------------  ---------------------
EXPENSES:
      Mortality and expense risk
         charges...........................                  6,675                   2,788                  3,112
                                             ---------------------  ----------------------  ---------------------
            Net investment income (loss)...                 12,446                   2,646                  7,235
                                             ---------------------  ----------------------  ---------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........                 38,356                  16,424                  8,605
      Realized gains (losses) on sale of
         investments.......................               (14,483)                (13,619)                  7,235
                                             ---------------------  ----------------------  ---------------------
            Net realized gains (losses)....                 23,873                   2,805                 15,840
                                             ---------------------  ----------------------  ---------------------
      Change in unrealized gains (losses)
         on investments....................              (110,391)                   3,836               (31,260)
                                             ---------------------  ----------------------  ---------------------
      Net realized and change in
         unrealized gains (losses)
         on investments....................               (86,518)                   6,641               (15,420)
                                             ---------------------  ----------------------  ---------------------
      Net increase (decrease) in net assets
         resulting from operations.........  $            (74,072)  $                9,287  $             (8,185)
                                             =====================  ======================  =====================

                                                 INVESCO V.I.        INVESCO V.I. GLOBAL       INVESCO V.I.
                                               EQUITY AND INCOME         CORE EQUITY            HIGH YIELD
                                                   DIVISION               DIVISION               DIVISION
                                             ---------------------  ---------------------  ---------------------

INVESTMENT INCOME:
      Dividends............................  $                 298  $               4,202  $                 740
                                             ---------------------  ---------------------  ---------------------
EXPENSES:
      Mortality and expense risk
         charges...........................                    151                  2,685                    110
                                             ---------------------  ---------------------  ---------------------
            Net investment income (loss)...                    147                  1,517                    630
                                             ---------------------  ---------------------  ---------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........                    550                     --                     --
      Realized gains (losses) on sale of
         investments.......................                (2,237)                  (386)                  (608)
                                             ---------------------  ---------------------  ---------------------
            Net realized gains (losses)....                (1,687)                  (386)                  (608)
                                             ---------------------  ---------------------  ---------------------
      Change in unrealized gains (losses)
         on investments....................                  2,134                 38,348                    156
                                             ---------------------  ---------------------  ---------------------
      Net realized and change in
         unrealized gains (losses)
         on investments....................                    447                 37,962                  (452)
                                             ---------------------  ---------------------  ---------------------
      Net increase (decrease) in net assets
         resulting from operations.........  $                 594  $              39,479  $                 178
                                             =====================  =====================  =====================

                                                   MFS(R) VIT                                    MFS(R) VIT
                                                  GLOBAL EQUITY        MFS(R) VIT GROWTH       INVESTORS TRUST
                                                    DIVISION               DIVISION               DIVISION
                                             ---------------------  ---------------------  ----------------------

INVESTMENT INCOME:
      Dividends............................  $             120,356  $                  --  $                  776
                                             ---------------------  ---------------------  ----------------------
EXPENSES:
      Mortality and expense risk
         charges...........................                 77,087                188,413                     910
                                             ---------------------  ---------------------  ----------------------
            Net investment income (loss)...                 43,269              (188,413)                   (134)
                                             ---------------------  ---------------------  ----------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........                397,753              1,629,007                   3,713
      Realized gains (losses) on sale of
         investments.......................                267,969              1,609,570                   5,835
                                             ---------------------  ---------------------  ----------------------
            Net realized gains (losses)....                665,722              3,238,577                   9,548
                                             ---------------------  ---------------------  ----------------------
      Change in unrealized gains (losses)
         on investments....................                542,116              3,860,734                   6,575
                                             ---------------------  ---------------------  ----------------------
      Net realized and change in
         unrealized gains (losses)
         on investments....................              1,207,838              7,099,311                  16,123
                                             ---------------------  ---------------------  ----------------------
      Net increase (decrease) in net assets
         resulting from operations.........  $           1,251,107  $           6,910,898  $               15,989
                                             =====================  =====================  ======================

                                                   MFS(R) VIT
                                                 MID CAP GROWTH
                                                    DIVISION
                                             ---------------------

INVESTMENT INCOME:
      Dividends............................  $                  --
                                             ---------------------
EXPENSES:
      Mortality and expense risk
         charges...........................                  1,643
                                             ---------------------
            Net investment income (loss)...                (1,643)
                                             ---------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........                 16,451
      Realized gains (losses) on sale of
         investments.......................                  3,729
                                             ---------------------
            Net realized gains (losses)....                 20,180
                                             ---------------------
      Change in unrealized gains (losses)
         on investments....................                 52,320
                                             ---------------------
      Net realized and change in
         unrealized gains (losses)
         on investments....................                 72,500
                                             ---------------------
      Net increase (decrease) in net assets
         resulting from operations.........  $              70,857
                                             =====================

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2020

                                                    MFS(R) VIT                                   MFS(R) VIT
                                                   NEW DISCOVERY       MFS(R) VIT RESEARCH    TOTAL RETURN BOND
                                                     DIVISION               DIVISION              DIVISION
                                               --------------------  ---------------------  --------------------

INVESTMENT INCOME:
      Dividends..............................  $                 --  $               1,089  $            272,165
                                               --------------------  ---------------------  --------------------
EXPENSES:
      Mortality and expense risk
         charges.............................                 3,556                  1,130                    70
                                               --------------------  ---------------------  --------------------
           Net investment income (loss)......               (3,556)                   (41)               272,095
                                               --------------------  ---------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............                45,191                  6,003                    --
      Realized gains (losses) on sale of
         investments.........................                 4,602                  3,518                33,331
                                               --------------------  ---------------------  --------------------
           Net realized gains (losses).......                49,793                  9,521                33,331
                                               --------------------  ---------------------  --------------------
      Change in unrealized gains (losses)
         on investments......................               148,743                 13,340               334,974
                                               --------------------  ---------------------  --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................               198,536                 22,861               368,305
                                               --------------------  ---------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $            194,980  $              22,820  $            640,400
                                               ====================  =====================  ====================

                                                    MFS(R) VIT
                                                   TOTAL RETURN      MFS(R) VIT UTILITIES    MFS(R) VIT VALUE
                                                     DIVISION              DIVISION              DIVISION
                                               --------------------  --------------------  --------------------

INVESTMENT INCOME:
      Dividends..............................  $             11,358  $              1,506  $              4,115
                                               --------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk
         charges.............................                 3,692                   451                 1,953
                                               --------------------  --------------------  --------------------
           Net investment income (loss)......                 7,666                 1,055                 2,162
                                               --------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............                13,162                 1,571                11,533
      Realized gains (losses) on sale of
         investments.........................                 6,298                 2,243                 2,955
                                               --------------------  --------------------  --------------------
           Net realized gains (losses).......                19,460                 3,814                14,488
                                               --------------------  --------------------  --------------------
      Change in unrealized gains (losses)
         on investments......................                18,615                 (922)               (9,828)
                                               --------------------  --------------------  --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................                38,075                 2,892                 4,660
                                               --------------------  --------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $             45,741  $              3,947  $              6,822
                                               ====================  ====================  ====================

                                                                                                MFS(R) VIT II
                                                                                                MASSACHUSETTS
                                                   MFS(R) VIT II          MFS(R) VIT II           INVESTORS
                                                    CORE EQUITY            HIGH YIELD           GROWTH STOCK
                                                     DIVISION               DIVISION              DIVISION
                                               ---------------------  --------------------  --------------------

INVESTMENT INCOME:
      Dividends..............................  $                 516  $                840  $              1,436
                                               ---------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk
         charges.............................                    534                   107                 2,364
                                               ---------------------  --------------------  --------------------
           Net investment income (loss)......                   (18)                   733                 (928)
                                               ---------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............                  3,565                    --                30,425
      Realized gains (losses) on sale of
         investments.........................                  1,073                 (118)                 9,988
                                               ---------------------  --------------------  --------------------
           Net realized gains (losses).......                  4,638                 (118)                40,413
                                               ---------------------  --------------------  --------------------
      Change in unrealized gains (losses)
         on investments......................                  6,588                    90                26,007
                                               ---------------------  --------------------  --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................                 11,226                  (28)                66,420
                                               ---------------------  --------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $              11,208  $                705  $             65,492
                                               =====================  ====================  ====================

                                                    MFS(R) VIT II
                                                  STRATEGIC INCOME
                                                      DIVISION
                                               ---------------------

INVESTMENT INCOME:
      Dividends..............................  $                  63
                                               ---------------------
EXPENSES:
      Mortality and expense risk
         charges.............................                     12
                                               ---------------------
           Net investment income (loss)......                     51
                                               ---------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............                     --
      Realized gains (losses) on sale of
         investments.........................                    102
                                               ---------------------
           Net realized gains (losses).......                    102
                                               ---------------------
      Change in unrealized gains (losses)
         on investments......................                   (11)
                                               ---------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................                     91
                                               ---------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $                 142
                                               =====================

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2020

                                                   MFS(R) VIT II
                                                  U.S. GOVERNMENT      MORGAN STANLEY VIF      MORGAN STANLEY VIF
                                                   MONEY MARKET       GLOBAL INFRASTRUCTURE     GLOBAL STRATEGIST
                                                     DIVISION               DIVISION                DIVISION
                                               ---------------------  ---------------------  ---------------------

INVESTMENT INCOME:
      Dividends..............................  $               5,993  $              1,588   $                 531
                                               ---------------------  ---------------------  ---------------------
EXPENSES:
      Mortality and expense risk
         charges.............................                    322                   860                     333
                                               ---------------------  ---------------------  ---------------------
           Net investment income (loss)......                  5,671                   728                     198
                                               ---------------------  ---------------------  ---------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............                     --                 1,463                   2,719
      Realized gains (losses) on sale of
         investments.........................                     --                 1,251                   (366)
                                               ---------------------  ---------------------  ---------------------
           Net realized gains (losses).......                     --                 2,714                   2,353
                                               ---------------------  ---------------------  ---------------------
      Change in unrealized gains (losses)
         on investments......................                     --               (4,642)                   1,039
                                               ---------------------  ---------------------  ---------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................                     --               (1,928)                   3,392
                                               ---------------------  ---------------------  ---------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $               5,671  $            (1,200)   $               3,590
                                               =====================  =====================  =====================

                                                MORGAN STANLEY VIF    MORGAN STANLEY VIS         PUTNAM VT
                                                      GROWTH              INCOME PLUS       DIVERSIFIED INCOME
                                                     DIVISION              DIVISION              DIVISION
                                               --------------------  --------------------  ---------------------

INVESTMENT INCOME:
      Dividends..............................  $                 --  $                759  $              14,637
                                               --------------------  --------------------  ---------------------
EXPENSES:
      Mortality and expense risk
         charges.............................                10,284                   260                  1,410
                                               --------------------  --------------------  ---------------------
           Net investment income (loss)......              (10,284)                   499                 13,227
                                               --------------------  --------------------  ---------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............               117,377                   471                     --
      Realized gains (losses) on sale of
         investments.........................                88,536                   966                (1,771)
                                               --------------------  --------------------  ---------------------
           Net realized gains (losses).......               205,913                 1,437                (1,771)
                                               --------------------  --------------------  ---------------------
      Change in unrealized gains (losses)
         on investments......................               690,738                   115               (14,344)
                                               --------------------  --------------------  ---------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................               896,651                 1,552               (16,115)
                                               --------------------  --------------------  ---------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $            886,367  $              2,051  $             (2,888)
                                               ====================  ====================  =====================

                                                     PUTNAM VT                                    PUTNAM VT
                                                 EMERGING MARKETS           PUTNAM VT           GLOBAL ASSET
                                                      EQUITY              EQUITY INCOME          ALLOCATION
                                                     DIVISION               DIVISION              DIVISION
                                               --------------------  ---------------------  --------------------

INVESTMENT INCOME:
      Dividends..............................  $                337  $             127,981  $              7,379
                                               --------------------  ---------------------  --------------------
EXPENSES:
      Mortality and expense risk
         charges.............................                   903                 48,948                 2,582
                                               --------------------  ---------------------  --------------------
           Net investment income (loss)......                 (566)                 79,033                 4,797
                                               --------------------  ---------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............                    --                445,811                 6,657
      Realized gains (losses) on sale of
         investments.........................                 1,202                221,546                 3,050
                                               --------------------  ---------------------  --------------------
           Net realized gains (losses).......                 1,202                667,357                 9,707
                                               --------------------  ---------------------  --------------------
      Change in unrealized gains (losses)
         on investments......................                32,136              (420,414)                24,790
                                               --------------------  ---------------------  --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................                33,338                246,943                34,497
                                               --------------------  ---------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $             32,772  $             325,976  $             39,294
                                               ====================  =====================  ====================

                                                      PUTNAM VT
                                                    GLOBAL EQUITY
                                                      DIVISION
                                               --------------------

INVESTMENT INCOME:
      Dividends..............................  $              1,367
                                               --------------------
EXPENSES:
      Mortality and expense risk
         charges.............................                 2,621
                                               --------------------
           Net investment income (loss)......               (1,254)
                                               --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............                 2,901
      Realized gains (losses) on sale of
         investments.........................                19,438
                                               --------------------
           Net realized gains (losses).......                22,339
                                               --------------------
      Change in unrealized gains (losses)
         on investments......................                14,298
                                               --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................                36,637
                                               --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $             35,383
                                               ====================

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2020

                                                     PUTNAM VT             PUTNAM VT
                                                    GOVERNMENT              GROWTH               PUTNAM VT
                                                   MONEY MARKET          OPPORTUNITIES          HIGH YIELD
                                                     DIVISION              DIVISION              DIVISION
                                               --------------------  --------------------  --------------------

INVESTMENT INCOME:
      Dividends..............................  $                222  $             29,959  $            443,364
                                               --------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk
         charges.............................                   724                91,554                57,642
                                               --------------------  --------------------  --------------------
           Net investment income (loss)......                 (502)              (61,595)               385,722
                                               --------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............                    --               661,911                    --
      Realized gains (losses) on sale of
         investments.........................                    --               533,100              (85,995)
                                               --------------------  --------------------  --------------------
           Net realized gains (losses).......                    --             1,195,011              (85,995)
                                               --------------------  --------------------  --------------------
      Change in unrealized gains (losses)
         on investments......................                    --             2,898,973                72,814
                                               --------------------  --------------------  --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................                    --             4,093,984              (13,181)
                                               --------------------  --------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $              (502)  $          4,032,389  $            372,541
                                               ====================  ====================  ====================

                                                    PUTNAM VT              PUTNAM VT            PUTNAM VT
                                                     INCOME          INTERNATIONAL EQUITY  INTERNATIONAL VALUE
                                                    DIVISION               DIVISION             DIVISION
                                               --------------------  --------------------  --------------------

INVESTMENT INCOME:
      Dividends..............................  $            459,120  $              4,106  $                767
                                               --------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk
         charges.............................                69,857                 1,673                   212
                                               --------------------  --------------------  --------------------
           Net investment income (loss)......               389,263                 2,433                   555
                                               --------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............                81,253                    --                   407
      Realized gains (losses) on sale of
         investments.........................                 1,959                 1,052               (1,168)
                                               --------------------  --------------------  --------------------
           Net realized gains (losses).......                83,212                 1,052                 (761)
                                               --------------------  --------------------  --------------------
      Change in unrealized gains (losses)
         on investments......................               (5,164)                21,945                 1,518
                                               --------------------  --------------------  --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................                78,048                22,997                   757
                                               --------------------  --------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $            467,311  $             25,430  $              1,312
                                               ====================  ====================  ====================

                                                     PUTNAM VT             PUTNAM VT         T. ROWE PRICE ES
                                                  MULTI-CAP CORE      SUSTAINABLE LEADERS      EQUITY INCOME
                                                     DIVISION              DIVISION              DIVISION
                                               --------------------  --------------------  --------------------

INVESTMENT INCOME:
      Dividends..............................  $              2,421  $             94,527  $                762
                                               --------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk
         charges.............................                 1,562               111,381                   246
                                               --------------------  --------------------  --------------------
           Net investment income (loss)......                   859              (16,854)                   516
                                               --------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............                 8,242             1,254,884                   748
      Realized gains (losses) on sale of
         investments.........................                   838               457,894               (2,123)
                                               --------------------  --------------------  --------------------
           Net realized gains (losses).......                 9,080             1,712,778               (1,375)
                                               --------------------  --------------------  --------------------
      Change in unrealized gains (losses)
         on investments......................                26,171             2,165,429                 (542)
                                               --------------------  --------------------  --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................                35,251             3,878,207               (1,917)
                                               --------------------  --------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $             36,110  $          3,861,353  $            (1,401)
                                               ====================  ====================  ====================

                                                 T. ROWE PRICE ES
                                                  MID-CAP GROWTH
                                                     DIVISION
                                               --------------------

INVESTMENT INCOME:
      Dividends..............................  $                 --
                                               --------------------
EXPENSES:
      Mortality and expense risk
         charges.............................                 4,745
                                               --------------------
           Net investment income (loss)......               (4,745)
                                               --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............                49,715
      Realized gains (losses) on sale of
         investments.........................                 1,518
                                               --------------------
           Net realized gains (losses).......                51,233
                                               --------------------
      Change in unrealized gains (losses)
         on investments......................                95,110
                                               --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................               146,343
                                               --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $            141,598
                                               ====================

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONCLUDED)
                    FOR THE YEAR ENDED DECEMBER 31, 2020

                                                                  T. ROWE PRICE ES        T. ROWE PRICE ES        T. ROWE PRICE FIS
                                                                 MODERATE ALLOCATION     NEW AMERICA GROWTH       LIMITED-TERM BOND
                                                                      DIVISION                DIVISION                DIVISION
                                                                --------------------    --------------------    --------------------

INVESTMENT INCOME:
      Dividends.............................................    $            334,220    $                 --    $            136,602
                                                                --------------------    --------------------    --------------------
EXPENSES:
      Mortality and expense risk
         charges............................................                 182,887                 152,512                  52,128
                                                                --------------------    --------------------    --------------------
           Net investment income (loss).....................                 151,333               (152,512)                  84,474
                                                                --------------------    --------------------    --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........................                 838,798               3,720,709                      --
      Realized gains (losses) on sale of
         investments........................................                 315,871                 807,283               (341,976)
                                                                --------------------    --------------------    --------------------
           Net realized gains (losses)......................               1,154,669               4,527,992               (341,976)
                                                                --------------------    --------------------    --------------------
      Change in unrealized gains (losses)
         on investments.....................................               1,920,652               3,175,598                 519,019
                                                                --------------------    --------------------    --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments.....................................               3,075,321               7,703,590                 177,043
                                                                --------------------    --------------------    --------------------
      Net increase (decrease) in net assets
         resulting from operations..........................    $          3,226,654    $          7,551,078    $            261,517
                                                                ====================    ====================    ====================

 The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                     STATEMENTS OF CHANGES IN NET ASSETS
               FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

                                                                      AMERICAN FUNDS(R) U.S. GOVERNMENT/
                                       AMERICAN FUNDS(R) NEW WORLD           AAA-RATED SECURITIES
                                                DIVISION                           DIVISION
                                    --------------------------------  ----------------------------------
                                         2020              2019              2020            2019
                                    ---------------  ---------------   ---------------  ---------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $      (18,221)  $        14,677   $        17,929  $        19,053
   Net realized gains (losses)....          114,129          178,715            62,232            8,267
   Change in unrealized gains
     (losses) on investments......          760,678          620,558            37,907           34,532
                                    ---------------  ---------------   ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...........          856,586          813,950           118,068           61,852
                                    ---------------  ---------------   ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from Policy owners...........        2,342,652        2,245,925         1,336,105        1,329,454
   Net transfers (including fixed
     account).....................           19,711         (50,174)            55,258         (53,060)
   Policy charges.................      (2,033,967)      (1,916,543)       (1,200,387)      (1,181,830)
   Transfers for Policy benefits
     and terminations.............        (222,742)        (412,338)         (142,104)        (166,383)
                                    ---------------  ---------------   ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from Policy transactions..          105,654        (133,130)            48,872         (71,819)
                                    ---------------  ---------------   ---------------  ---------------
     Net increase (decrease)
        in net assets.............          962,240          680,820           166,940          (9,967)
NET ASSETS:
   Beginning of year..............        3,620,878        2,940,058         1,264,572        1,274,539
                                    ---------------  ---------------   ---------------  ---------------
   End of year....................  $     4,583,118  $     3,620,878   $     1,431,512  $     1,264,572
                                    ===============  ===============   ===============  ===============

                                       BHFTI BRIGHTHOUSE/ABERDEEN       BHFTI BRIGHTHOUSE/WELLINGTON
                                         EMERGING MARKETS EQUITY             LARGE CAP RESEARCH
                                                DIVISION                          DIVISION
                                    --------------------------------  --------------------------------
                                         2020             2019             2020              2019
                                    ---------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $       135,872  $       111,919  $        13,422  $        11,524
   Net realized gains (losses)....          183,239           74,948          257,684          357,905
   Change in unrealized gains
     (losses) on investments......        1,600,904        1,121,689          460,108          407,628
                                    ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...........        1,920,015        1,308,556          731,214          777,057
                                    ---------------  ---------------  ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from Policy owners...........        1,774,399        1,819,322        2,387,827        2,231,789
   Net transfers (including fixed
     account).....................        (579,315)           17,227        (169,471)        (109,729)
   Policy charges.................      (1,081,371)      (1,021,338)      (2,002,759)      (1,874,613)
   Transfers for Policy benefits
     and terminations.............        (421,142)        (886,853)        (164,554)        (231,207)
                                    ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from Policy transactions..        (307,429)         (71,642)           51,043           16,240
                                    ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets.............        1,612,586        1,236,914          782,257          793,297
NET ASSETS:
   Beginning of year..............        7,634,274        6,397,360        3,344,480        2,551,183
                                    ---------------  ---------------  ---------------  ---------------
   End of year....................  $     9,246,860  $     7,634,274  $     4,126,737  $     3,344,480
                                    ===============  ===============  ===============  ===============

                                       BHFTI INVESCO GLOBAL EQUITY       BHFTI LOOMIS SAYLES GROWTH
                                                DIVISION                          DIVISION
                                    --------------------------------  --------------------------------
                                         2020              2019            2020              2019
                                    ---------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $       129,100  $       139,386  $         1,890  $         7,490
   Net realized gains (losses)....          466,477        2,042,824          946,442          354,193
   Change in unrealized gains
     (losses) on investments......        3,900,626        1,909,970        (139,336)          148,525
                                    ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...........        4,496,203        4,092,180          808,996          510,208
                                    ---------------  ---------------  ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from Policy owners...........        3,526,374        3,548,542        1,737,420        1,675,692
   Net transfers (including fixed
     account).....................      (1,009,846)        (561,858)         (46,940)        (127,857)
   Policy charges.................      (2,557,903)      (2,297,524)      (1,535,556)      (1,421,767)
   Transfers for Policy benefits
     and terminations.............        (984,105)        (771,337)        (158,956)        (411,964)
                                    ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from Policy transactions..      (1,025,480)         (82,177)          (4,032)        (285,896)
                                    ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets.............        3,470,723        4,010,003          804,964          224,312
NET ASSETS:
   Beginning of year..............       16,970,446       12,960,443        2,588,735        2,364,423
                                    ---------------  ---------------  ---------------  ---------------
   End of year....................  $    20,441,169  $    16,970,446  $     3,393,699  $     2,588,735
                                    ===============  ===============  ===============  ===============

                                                  BHFTII
                                      BLACKROCK CAPITAL APPRECIATION
                                                 DIVISION
                                    ---------------------------------
                                          2020             2019
                                    ---------------   ---------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $      (53,440)   $      (29,054)
   Net realized gains (losses)....          954,104           976,721
   Change in unrealized gains
     (losses) on investments......        1,576,335           470,477
                                    ---------------   ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...........        2,476,999         1,418,144
                                    ---------------   ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from Policy owners...........        3,462,671         3,150,717
   Net transfers (including fixed
     account).....................          179,097           108,670
   Policy charges.................      (2,905,704)       (2,570,263)
   Transfers for Policy benefits
     and terminations.............        (310,379)         (416,451)
                                    ---------------   ---------------
     Net increase (decrease)
        in net assets resulting
        from Policy transactions..          425,685           272,673
                                    ---------------   ---------------
     Net increase (decrease)
        in net assets.............        2,902,684         1,690,817
NET ASSETS:
   Beginning of year..............        6,139,005         4,448,188
                                    ---------------   ---------------
   End of year....................  $     9,041,689   $     6,139,005
                                    ===============   ===============

(a) For the period April 29, 2019 to December 31, 2019.

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

                                            BHFTII BLACKROCK                       BHFTII
                                          ULTRA-SHORT TERM BOND         METLIFE AGGREGATE BOND INDEX
                                                DIVISION                          DIVISION
                                    --------------------------------  --------------------------------
                                          2020            2019              2020            2019
                                    ---------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $        64,866  $        55,628  $       198,671  $       171,169
   Net realized gains (losses)....         (23,924)           30,462           39,388            1,857
   Change in unrealized gains
     (losses) on investments......         (58,173)         (12,200)          220,017          291,554
                                    ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...........         (17,231)           73,890          458,076          464,580
                                    ---------------  ---------------  ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from Policy owners...........       26,644,566       25,973,950        1,634,301        1,681,833
   Net transfers (including fixed
     account).....................         (53,106)           60,788        1,071,727         (43,100)
   Policy charges.................     (26,161,667)     (25,308,196)      (1,300,301)      (1,191,014)
   Transfers for Policy benefits
     and terminations.............        (385,412)        (634,372)        (373,348)        (277,713)
                                    ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from Policy transactions..           44,381           92,170        1,032,379          170,006
                                    ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets.............           27,150          166,060        1,490,455          634,586
NET ASSETS:
   Beginning of year..............        5,621,566        5,455,506        6,030,287        5,395,701
                                    ---------------  ---------------  ---------------  ---------------
   End of year....................  $     5,648,716  $     5,621,566  $     7,520,742  $     6,030,287
                                    ===============  ===============  ===============  ===============

                                                 BHFTII                             BHFTII
                                       METLIFE MID CAP STOCK INDEX        METLIFE MSCI EAFE(R) INDEX
                                                DIVISION                           DIVISION
                                    ---------------------------------  --------------------------------
                                          2020              2019            2020              2019
                                    ----------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $        427,626  $       411,566  $       196,816  $       161,820
   Net realized gains (losses)....         1,502,284        3,007,637         (22,108)           42,187
   Change in unrealized gains
     (losses) on investments......         2,589,886        3,770,039          348,854        1,041,462
                                    ----------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...........         4,519,796        7,189,242          523,562        1,245,469
                                    ----------------  ---------------  ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from Policy owners...........         7,243,835        7,090,875        1,512,608        1,593,043
   Net transfers (including fixed
     account).....................       (1,635,049)        (607,065)         (55,333)           90,120
   Policy charges.................       (4,918,451)      (4,530,525)      (1,049,027)        (985,601)
   Transfers for Policy benefits
     and terminations.............       (1,609,430)      (1,798,889)        (366,124)        (523,416)
                                    ----------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from Policy transactions..         (919,095)          154,396           42,124          174,146
                                    ----------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets.............         3,600,701        7,343,638          565,686        1,419,615
NET ASSETS:
   Beginning of year..............        35,153,903       27,810,265        7,124,974        5,705,359
                                    ----------------  ---------------  ---------------  ---------------
   End of year....................  $     38,754,604  $    35,153,903  $     7,690,660  $     7,124,974
                                    ================  ===============  ===============  ===============

                                                 BHFTII
                                      METLIFE RUSSELL 2000(R) INDEX       BHFTII METLIFE STOCK INDEX
                                                DIVISION                           DIVISION
                                    ---------------------------------  --------------------------------
                                          2020             2019             2020              2019
                                    ---------------   ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $       327,784   $       273,000  $     1,247,165  $     1,283,585
   Net realized gains (losses)....        2,136,628         4,270,070        4,697,093        4,835,380
   Change in unrealized gains
     (losses) on investments......        5,033,814         3,995,108        6,462,541       10,289,639
                                    ---------------   ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...........        7,498,226         8,538,178       12,406,799       16,408,604
                                    ---------------   ---------------  ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from Policy owners...........        8,231,118         8,530,742       11,368,587       10,823,223
   Net transfers (including fixed
     account).....................      (1,798,119)       (1,279,806)      (1,481,336)        (629,317)
   Policy charges.................      (6,079,512)       (6,002,007)      (8,179,527)      (7,062,233)
   Transfers for Policy benefits
     and terminations.............      (1,531,780)       (3,838,531)      (3,335,812)      (2,206,902)
                                    ---------------   ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from Policy transactions..      (1,178,293)       (2,589,602)      (1,628,088)          924,771
                                    ---------------   ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets.............        6,319,933         5,948,576       10,778,711       17,333,375
NET ASSETS:
   Beginning of year..............       41,061,526        35,112,950       69,701,660       52,368,285
                                    ---------------   ---------------  ---------------  ---------------
   End of year....................  $    47,381,459   $    41,061,526  $    80,480,371  $    69,701,660
                                    ===============   ===============  ===============  ===============

                                       BHFTII MFS(R)  TOTAL RETURN
                                                DIVISION
                                    --------------------------------
                                          2020             2019
                                    ---------------  ---------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $       508,471  $       471,276
   Net realized gains (losses)....          820,337          734,499
   Change in unrealized gains
     (losses) on investments......          744,592        2,557,963
                                    ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...........        2,073,400        3,763,738
                                    ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from Policy owners...........        4,325,783        4,455,611
   Net transfers (including fixed
     account).....................        (584,942)      (1,358,200)
   Policy charges.................      (2,815,364)      (2,551,925)
   Transfers for Policy benefits
     and terminations.............      (1,271,941)      (1,244,783)
                                    ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from Policy transactions..        (346,464)        (699,297)
                                    ---------------  ---------------
     Net increase (decrease)
        in net assets.............        1,726,936        3,064,441
NET ASSETS:
   Beginning of year..............       22,054,170       18,989,729
                                    ---------------  ---------------
   End of year....................  $    23,781,106  $    22,054,170
                                    ===============  ===============

(a) For the period April 29, 2019 to December 31, 2019.

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

                                                                            BHFTII WESTERN ASSET
                                                                            MANAGEMENT STRATEGIC
                                           BHFTII MFS(R) VALUE               BOND OPPORTUNITIES
                                                DIVISION                          DIVISION
                                    --------------------------------  --------------------------------
                                         2020              2019             2020            2019
                                    ---------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $        55,167  $        49,829  $        70,818  $        53,240
   Net realized gains (losses)....          198,638          267,025          (4,094)            3,642
   Change in unrealized gains
     (losses) on investments......         (88,883)          816,053           10,062          110,193
                                    ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...........          164,922        1,132,907           76,786          167,075
                                    ---------------  ---------------  ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from Policy owners...........        2,932,817        2,886,779        1,108,330        1,125,580
   Net transfers (including fixed
     account).....................        (123,871)        (184,689)         (15,617)         (28,334)
   Policy charges.................      (2,498,225)      (2,428,974)        (972,543)        (962,074)
   Transfers for Policy benefits
     and terminations.............        (278,057)        (544,374)        (188,498)        (227,390)
                                    ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from Policy transactions..           32,664        (271,258)         (68,328)         (92,218)
                                    ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets.............          197,586          861,649            8,458           74,857
NET ASSETS:
   Beginning of year..............        4,921,104        4,059,455        1,359,819        1,284,962
                                    ---------------  ---------------  ---------------  ---------------
   End of year....................  $     5,118,690  $     4,921,104  $     1,368,277  $     1,359,819
                                    ===============  ===============  ===============  ===============

                                             DWS I BOND VIP                DWS I CAPITAL GROWTH VIP
                                                DIVISION                           DIVISION
                                    ---------------------------------  --------------------------------
                                         2020              2019             2020             2019
                                    ---------------  ----------------  ---------------  ---------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $         1,752  $          3,463  $       (3,324)  $       (3,605)
   Net realized gains (losses)....            7,863               201          182,688          164,381
   Change in unrealized gains
     (losses) on investments......            (610)            12,514          159,685          159,045
                                    ---------------  ----------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...........            9,005            16,178          339,049          319,821
                                    ---------------  ----------------  ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from Policy owners...........           35,463            33,818          143,871          146,639
   Net transfers (including fixed
     account).....................         (47,871)            43,695        (200,000)          106,471
   Policy charges.................         (36,061)          (35,312)        (167,437)        (158,475)
   Transfers for Policy benefits
     and terminations.............         (67,937)          (10,245)         (63,209)         (50,148)
                                    ---------------  ----------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from Policy transactions..        (116,406)            31,956        (286,775)           44,487
                                    ---------------  ----------------  ---------------  ---------------
     Net increase (decrease)
        in net assets.............        (107,401)            48,134           52,274          364,308
NET ASSETS:
   Beginning of year..............          204,407           156,273        1,219,534          855,226
                                    ---------------  ----------------  ---------------  ---------------
   End of year....................  $        97,006  $        204,407  $     1,271,808  $     1,219,534
                                    ===============  ================  ===============  ===============

                                                                                 DWS I CROCI(R)
                                           DWS I CORE EQUITY VIP                INTERNATIONAL VIP
                                                 DIVISION                           DIVISION
                                    ---------------------------------  ---------------------------------
                                          2020             2019              2020             2019
                                    ----------------  ---------------  ---------------   ---------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $          3,127  $         2,110  $       206,124   $       192,256
   Net realized gains (losses)....          (12,513)           62,570        (225,659)         (379,274)
   Change in unrealized gains
     (losses) on investments......            58,862          102,856          181,045         1,746,170
                                    ----------------  ---------------  ---------------   ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...........            49,476          167,536          161,510         1,559,152
                                    ----------------  ---------------  ---------------   ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from Policy owners...........            82,240          120,365        1,957,402         2,038,190
   Net transfers (including fixed
     account).....................         (119,043)            2,579        (238,597)         (316,226)
   Policy charges.................          (75,967)         (91,890)      (1,470,653)       (1,533,523)
   Transfers for Policy benefits
     and terminations.............          (79,833)         (40,564)        (334,621)       (1,254,632)
                                    ----------------  ---------------  ---------------   ---------------
     Net increase (decrease)
        in net assets resulting
        from Policy transactions..         (192,603)          (9,510)         (86,469)       (1,066,191)
                                    ----------------  ---------------  ---------------   ---------------
     Net increase (decrease)
        in net assets.............         (143,127)          158,026           75,041           492,961
NET ASSETS:
   Beginning of year..............           727,713          569,687        8,633,998         8,141,037
                                    ----------------  ---------------  ---------------   ---------------
   End of year....................  $        584,586  $       727,713  $     8,709,039   $     8,633,998
                                    ================  ===============  ===============   ===============

                                       DWS I GLOBAL SMALL CAP VIP
                                                DIVISION
                                    ---------------------------------
                                          2020             2019
                                    ---------------  ----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $         (169)  $        (2,406)
   Net realized gains (losses)....         (40,615)           (3,196)
   Change in unrealized gains
     (losses) on investments......           91,116            64,203
                                    ---------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations...........           50,332            58,601
                                    ---------------  ----------------
POLICY TRANSACTIONS:
   Premium payments received
     from Policy owners...........           22,975            21,792
   Net transfers (including fixed
     account).....................          156,074          (10,886)
   Policy charges.................         (30,260)          (32,771)
   Transfers for Policy benefits
     and terminations.............          (8,063)           (5,428)
                                    ---------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from Policy transactions..          140,726          (27,293)
                                    ---------------  ----------------
     Net increase (decrease)
        in net assets.............          191,058            31,308
NET ASSETS:
   Beginning of year..............          328,924           297,616
                                    ---------------  ----------------
   End of year....................  $       519,982  $        328,924
                                    ===============  ================

(a) For the period April 29, 2019 to December 31, 2019.

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

                                                 DWS II                            DWS II
                                        GLOBAL INCOME BUILDER VIP        GOVERNMENT MONEY MARKET VIP
                                                DIVISION                          DIVISION
                                    --------------------------------  --------------------------------
                                         2020             2019              2020             2019
                                    ---------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $         8,754  $        15,592  $      (86,526)  $       161,150
   Net realized gains (losses)....              704              802               --               --
   Change in unrealized gains
     (losses) on investments......            8,888           60,548               --               --
                                    ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...........           18,346           76,942         (86,526)          161,150
                                    ---------------  ---------------  ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from Policy owners...........           74,356           72,556       44,652,476       45,575,153
   Net transfers (including fixed
     account).....................         (72,270)           29,124        2,112,334        1,566,954
   Policy charges.................         (69,572)         (69,988)     (43,825,123)     (44,206,662)
   Transfers for Policy benefits
     and terminations.............          (2,962)         (25,160)      (1,974,708)      (3,687,794)
                                    ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from Policy transactions..         (70,448)            6,532          964,979        (752,349)
                                    ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets.............         (52,102)           83,474          878,453        (591,199)
NET ASSETS:
   Beginning of year..............          467,284          383,810       16,087,633       16,678,832
                                    ---------------  ---------------  ---------------  ---------------
   End of year....................  $       415,182  $       467,284  $    16,966,086  $    16,087,633
                                    ===============  ===============  ===============  ===============

                                                  DWS II
                                         SMALL MID CAP GROWTH VIP         FIDELITY(R) VIP ASSET MANAGER
                                                 DIVISION                           DIVISION
                                    ----------------------------------  ---------------------------------
                                          2020              2019              2020             2019
                                    ----------------  ----------------  ---------------  ----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $        (1,402)  $        (1,653)  $           357  $            755
   Net realized gains (losses)....          (42,547)             3,120            4,944             1,420
   Change in unrealized gains
     (losses) on investments......            71,169            34,998            3,448             8,437
                                    ----------------  ----------------  ---------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations...........            27,220            36,465            8,749            10,612
                                    ----------------  ----------------  ---------------  ----------------
POLICY TRANSACTIONS:
   Premium payments received
     from Policy owners...........            19,522            18,962           91,277            93,087
   Net transfers (including fixed
     account).....................            36,628            33,038            (124)             (353)
   Policy charges.................          (18,787)          (19,093)         (90,290)          (89,978)
   Transfers for Policy benefits
     and terminations.............           (3,642)           (2,310)         (20,975)                --
                                    ----------------  ----------------  ---------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from Policy transactions..            33,721            30,597         (20,112)             2,756
                                    ----------------  ----------------  ---------------  ----------------
     Net increase (decrease)
        in net assets.............            60,941            67,062         (11,363)            13,368
NET ASSETS:
   Beginning of year..............           246,752           179,690           74,632            61,264
                                    ----------------  ----------------  ---------------  ----------------
   End of year....................  $        307,693  $        246,752  $        63,269  $         74,632
                                    ================  ================  ===============  ================

                                             FIDELITY(R) VIP
                                          ASSET MANAGER: GROWTH            FIDELITY(R) VIP CONTRAFUND
                                                DIVISION                            DIVISION
                                    ---------------------------------  ---------------------------------
                                         2020              2019              2020              2019
                                    ---------------  ----------------  ----------------  ---------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $         1,516  $          3,174  $      (292,803)  $     (162,452)
   Net realized gains (losses)....           16,444            14,822         2,361,072        7,726,656
   Change in unrealized gains
     (losses) on investments......           49,031            45,258        13,431,875        6,755,374
                                    ---------------  ----------------  ----------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...........           66,991            63,254        15,500,144       14,319,578
                                    ---------------  ----------------  ----------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from Policy owners...........          190,426           166,719         7,967,876        7,957,795
   Net transfers (including fixed
     account).....................            (174)             (202)       (2,202,660)      (1,592,354)
   Policy charges.................        (135,055)         (120,731)       (6,944,417)      (6,629,020)
   Transfers for Policy benefits
     and terminations.............         (50,519)                --       (3,060,515)      (8,125,294)
                                    ---------------  ----------------  ----------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from Policy transactions..            4,678            45,786       (4,239,716)      (8,388,873)
                                    ---------------  ----------------  ----------------  ---------------
     Net increase (decrease)
        in net assets.............           71,669           109,040        11,260,428        5,930,705
NET ASSETS:
   Beginning of year..............          381,763           272,723        55,120,982       49,190,277
                                    ---------------  ----------------  ----------------  ---------------
   End of year....................  $       453,432  $        381,763  $     66,381,410  $    55,120,982
                                    ===============  ================  ================  ===============

                                       FIDELITY(R) VIP EQUITY-INCOME
                                                 DIVISION
                                    ---------------------------------
                                          2020             2019
                                    ---------------   ---------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $       267,458   $       320,120
   Net realized gains (losses)....        1,099,621         1,826,527
   Change in unrealized gains
     (losses) on investments......          159,989         3,941,820
                                    ---------------   ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...........        1,527,068         6,088,467
                                    ---------------   ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from Policy owners...........        4,983,741         5,001,559
   Net transfers (including fixed
     account).....................        (420,574)         (443,054)
   Policy charges.................      (4,219,664)       (4,267,562)
   Transfers for Policy benefits
     and terminations.............      (1,284,602)       (2,801,419)
                                    ---------------   ---------------
     Net increase (decrease)
        in net assets resulting
        from Policy transactions..        (941,099)       (2,510,476)
                                    ---------------   ---------------
     Net increase (decrease)
        in net assets.............          585,969         3,577,991
NET ASSETS:
   Beginning of year..............       27,544,572        23,966,581
                                    ---------------   ---------------
   End of year....................  $    28,130,541   $    27,544,572
                                    ===============   ===============

(a) For the period April 29, 2019 to December 31, 2019.

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

                                      FIDELITY(R) VIP FREEDOM 2010       FIDELITY(R) VIP FREEDOM 2020
                                                DIVISION                           DIVISION
                                    ---------------------------------  ---------------------------------
                                          2020             2019              2020             2019
                                    ---------------  ----------------  ---------------  ----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $        10,064  $         41,874  $        28,547  $         64,975
   Net realized gains (losses)....          163,365           124,301          361,201           481,738
   Change in unrealized gains
      (losses) on investments.....           66,000           244,123          316,826           493,776
                                    ---------------  ----------------  ---------------  ----------------
      Net increase (decrease)
        in net assets resulting
        from operations...........          239,429           410,298          706,574         1,040,489
                                    ---------------  ----------------  ---------------  ----------------
POLICY TRANSACTIONS:
   Premium payments received
      from Policy owners..........          354,359           370,558        3,005,157         3,207,387
   Net transfers (including fixed
      account)....................        (495,701)            33,397         (67,923)         (621,089)
   Policy charges.................        (327,095)         (330,637)      (2,809,038)       (2,771,389)
   Transfers for Policy benefits
      and terminations............        (577,509)          (36,245)        (523,692)       (1,540,601)
                                    ---------------  ----------------  ---------------  ----------------
      Net increase (decrease)
        in net assets resulting
        from Policy transactions..      (1,045,946)            37,073        (395,496)       (1,725,692)
                                    ---------------  ----------------  ---------------  ----------------
      Net increase (decrease)
        in net assets.............        (806,517)           447,371          311,078         (685,203)
NET ASSETS:
   Beginning of year..............        3,139,307         2,691,936        5,557,751         6,242,954
                                    ---------------  ----------------  ---------------  ----------------
   End of year....................  $     2,332,790  $      3,139,307  $     5,868,829  $      5,557,751
                                    ===============  ================  ===============  ================

                                       FIDELITY(R) VIP FREEDOM 2030        FIDELITY(R) VIP FREEDOM 2040
                                                 DIVISION                            DIVISION
                                    ----------------------------------  ----------------------------------
                                          2020              2019              2020              2019
                                    ----------------  ----------------  ----------------  ----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $         53,164  $        127,670  $         19,320  $         60,943
   Net realized gains (losses)....           635,625           538,619           399,084           256,954
   Change in unrealized gains
      (losses) on investments.....           786,653         1,396,222           736,575           992,131
                                    ----------------  ----------------  ----------------  ----------------
      Net increase (decrease)
        in net assets resulting
        from operations...........         1,475,442         2,062,511         1,154,979         1,310,028
                                    ----------------  ----------------  ----------------  ----------------
POLICY TRANSACTIONS:
   Premium payments received
      from Policy owners..........         5,374,126         5,402,325         3,270,088         2,968,888
   Net transfers (including fixed
      account)....................         (754,982)         (128,682)           113,428         (378,718)
   Policy charges.................       (4,383,986)       (4,130,430)       (2,407,493)       (2,114,531)
   Transfers for Policy benefits
      and terminations............         (554,181)       (1,056,061)         (760,021)         (375,070)
                                    ----------------  ----------------  ----------------  ----------------
      Net increase (decrease)
        in net assets resulting
        from Policy transactions..         (319,023)            87,152           216,002           100,569
                                    ----------------  ----------------  ----------------  ----------------
      Net increase (decrease)
        in net assets.............         1,156,419         2,149,663         1,370,981         1,410,597
NET ASSETS:
   Beginning of year..............        10,871,060         8,721,397         6,132,110         4,721,513
                                    ----------------  ----------------  ----------------  ----------------
   End of year....................  $     12,027,479  $     10,871,060  $      7,503,091  $      6,132,110
                                    ================  ================  ================  ================

                                                                                  FIDELITY(R) VIP
                                       FIDELITY(R) VIP FREEDOM 2050           GOVERNMENT MONEY MARKET
                                                 DIVISION                            DIVISION
                                    ----------------------------------  ----------------------------------
                                          2020              2019              2020               2019
                                    ----------------  ----------------  ----------------   ---------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $          8,729  $         21,380  $        (5,693)   $        16,735
   Net realized gains (losses)....           134,873            87,548                --                --
   Change in unrealized gains
      (losses) on investments.....           353,656           367,631                --                --
                                    ----------------  ----------------  ----------------   ---------------
      Net increase (decrease)
        in net assets resulting
        from operations...........           497,258           476,559           (5,693)            16,735
                                    ----------------  ----------------  ----------------   ---------------
POLICY TRANSACTIONS:
   Premium payments received
      from Policy owners..........         1,713,997         1,495,117         4,195,328         4,283,084
   Net transfers (including fixed
      account)....................           209,322          (76,393)             (546)           (5,856)
   Policy charges.................       (1,289,041)       (1,115,015)       (4,307,198)       (4,225,224)
   Transfers for Policy benefits
      and terminations............         (108,023)         (182,785)           (3,360)          (44,733)
                                    ----------------  ----------------  ----------------   ---------------
      Net increase (decrease)
        in net assets resulting
        from Policy transactions..           526,255           120,924         (115,776)             7,271
                                    ----------------  ----------------  ----------------   ---------------
      Net increase (decrease)
        in net assets.............         1,023,513           597,483         (121,469)            24,006
NET ASSETS:
   Beginning of year..............         2,289,202         1,691,719         1,470,563         1,446,557
                                    ----------------  ----------------  ----------------   ---------------
   End of year....................  $      3,312,715  $      2,289,202  $      1,349,094   $     1,470,563
                                    ================  ================  ================   ===============

                                          FIDELITY(R) VIP GROWTH
                                                 DIVISION
                                    ----------------------------------
                                          2020              2019
                                    ----------------  ----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $      (293,808)  $      (178,037)
   Net realized gains (losses)....         6,142,383         3,949,332
   Change in unrealized gains
      (losses) on investments.....        10,319,049         6,543,810
                                    ----------------  ----------------
      Net increase (decrease)
        in net assets resulting
        from operations...........        16,167,624        10,315,105
                                    ----------------  ----------------
POLICY TRANSACTIONS:
   Premium payments received
      from Policy owners..........         7,188,346         6,966,880
   Net transfers (including fixed
      account)....................         (180,788)         (970,974)
   Policy charges.................       (6,341,054)       (5,988,790)
   Transfers for Policy benefits
      and terminations............       (3,032,292)       (3,742,718)
                                    ----------------  ----------------
      Net increase (decrease)
        in net assets resulting
        from Policy transactions..       (2,365,788)       (3,735,602)
                                    ----------------  ----------------
      Net increase (decrease)
        in net assets.............        13,801,836         6,579,503
NET ASSETS:
   Beginning of year..............        38,934,055        32,354,552
                                    ----------------  ----------------
   End of year....................  $     52,735,891  $     38,934,055
                                    ================  ================

(a) For the period April 29, 2019 to December 31, 2019.

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

                                        FIDELITY(R) VIP HIGH INCOME          FIDELITY(R) VIP INDEX 500
                                                 DIVISION                            DIVISION
                                    ----------------------------------  ----------------------------------
                                          2020              2019              2020              2019
                                    ----------------  ----------------  ----------------  ----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $         13,198  $         13,450  $        711,346  $        812,149
   Net realized gains (losses)....           (5,644)           (1,697)         4,207,946         5,483,263
   Change in unrealized gains
      (losses) on investments.....           (1,003)            30,995         7,065,187        11,445,677
                                    ----------------  ----------------  ----------------  ----------------
      Net increase (decrease)
        in net assets resulting
        from operations...........             6,551            42,748        11,984,479        17,741,089
                                    ----------------  ----------------  ----------------  ----------------
POLICY TRANSACTIONS:
   Premium payments received
      from Policy owners..........           213,738           212,727        12,102,575        12,381,924
   Net transfers (including fixed
      account)....................             1,392           (1,433)       (1,743,640)         (188,473)
   Policy charges.................         (193,895)         (191,614)      (10,471,016)      (10,130,766)
   Transfers for Policy benefits
      and terminations............          (50,206)          (48,059)       (4,038,982)       (7,371,114)
                                    ----------------  ----------------  ----------------  ----------------
      Net increase (decrease)
        in net assets resulting
        from Policy transactions..          (28,971)          (28,379)       (4,151,063)       (5,308,429)
                                    ----------------  ----------------  ----------------  ----------------
      Net increase (decrease)
        in net assets.............          (22,420)            14,369         7,833,416        12,432,660
NET ASSETS:
   Beginning of year..............           323,065           308,696        72,701,897        60,269,237
                                    ----------------  ----------------  ----------------  ----------------
   End of year....................  $        300,645  $        323,065  $     80,535,313  $     72,701,897
                                    ================  ================  ================  ================

                                        FIDELITY(R) VIP INVESTMENT
                                                GRADE BOND                    FIDELITY(R) VIP MID CAP
                                                 DIVISION                            DIVISION
                                    ----------------------------------  -----------------------------------
                                          2020              2019              2020              2019
                                    ----------------  ----------------  ----------------  ----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $         21,333  $         27,118  $        (6,888)  $          8,855
   Net realized gains (losses)....            25,209             7,142         (121,801)           852,711
   Change in unrealized gains
      (losses) on investments.....            71,521            77,558         1,547,971           848,288
                                    ----------------  ----------------  ----------------  ----------------
      Net increase (decrease)
        in net assets resulting
        from operations...........           118,063           111,818         1,419,282         1,709,854
                                    ----------------  ----------------  ----------------  ----------------
POLICY TRANSACTIONS:
   Premium payments received
      from Policy owners..........           585,823           610,514         2,807,402         2,782,998
   Net transfers (including fixed
      account)....................            14,586           (6,992)         (521,950)         (270,163)
   Policy charges.................         (534,711)         (519,277)       (2,063,048)       (2,044,428)
   Transfers for Policy benefits
      and terminations............          (25,977)          (64,338)         (471,954)       (1,151,004)
                                    ----------------  ----------------  ----------------  ----------------
      Net increase (decrease)
        in net assets resulting
        from Policy transactions..            39,721            19,907         (249,550)         (682,597)
                                    ----------------  ----------------  ----------------  ----------------
      Net increase (decrease)
        in net assets.............           157,784           131,725         1,169,732         1,027,257
NET ASSETS:
   Beginning of year..............         1,365,429         1,233,704         8,807,815         7,780,558
                                    ----------------  ----------------  ----------------  ----------------
   End of year....................  $      1,523,213  $      1,365,429  $      9,977,547  $      8,807,815
                                    ================  ================  ================  ================

                                          FIDELITY(R) VIP OVERSEAS           FIDELITY(R) VIP REAL ESTATE
                                                  DIVISION                            DIVISION
                                    -----------------------------------  -----------------------------------
                                          2020               2019              2020               2019
                                    ----------------   ----------------  ----------------  -----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $        (1,806)   $          6,090  $         12,446  $           9,629
   Net realized gains (losses)....            29,247             36,211            23,873             33,739
   Change in unrealized gains
      (losses) on investments.....            67,845            103,288         (110,391)            139,137
                                    ----------------   ----------------  ----------------  -----------------
      Net increase (decrease)
        in net assets resulting
        from operations...........            95,286            145,589          (74,072)            182,505
                                    ----------------   ----------------  ----------------  -----------------
POLICY TRANSACTIONS:
   Premium payments received
      from Policy owners..........           198,190            209,820           264,692            299,795
   Net transfers (including fixed
      account)....................           (2,192)           (19,755)         (180,019)           (53,044)
   Policy charges.................         (161,419)          (156,480)         (228,041)          (228,130)
   Transfers for Policy benefits
      and terminations............         (113,099)           (37,876)          (11,897)           (33,627)
                                    ----------------   ----------------  ----------------  -----------------
      Net increase (decrease)
        in net assets resulting
        from Policy transactions..          (78,520)            (4,291)         (155,265)           (15,006)
                                    ----------------   ----------------  ----------------  -----------------
      Net increase (decrease)
        in net assets.............            16,766            141,298         (229,337)            167,499
NET ASSETS:
   Beginning of year..............           684,969            543,671         1,012,314            844,815
                                    ----------------   ----------------  ----------------  -----------------
   End of year....................  $        701,735   $        684,969  $        782,977  $       1,012,314
                                    ================   ================  ================  =================

                                            FIDELITY(R) VIP VALUE
                                                  DIVISION
                                    -----------------------------------
                                          2020               2019
                                    -----------------  ----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $           2,646  $          4,505
   Net realized gains (losses)....              2,805            30,599
   Change in unrealized gains
      (losses) on investments.....              3,836            77,015
                                    -----------------  ----------------
      Net increase (decrease)
        in net assets resulting
        from operations...........              9,287           112,119
                                    -----------------  ----------------
POLICY TRANSACTIONS:
   Premium payments received
      from Policy owners..........             93,712            97,051
   Net transfers (including fixed
      account)....................              (495)          (19,300)
   Policy charges.................           (81,057)          (85,106)
   Transfers for Policy benefits
      and terminations............           (58,222)           (5,145)
                                    -----------------  ----------------
      Net increase (decrease)
        in net assets resulting
        from Policy transactions..           (46,062)          (12,500)
                                    -----------------  ----------------
      Net increase (decrease)
        in net assets.............           (36,775)            99,619
NET ASSETS:
   Beginning of year..............            468,859           369,240
                                    -----------------  ----------------
   End of year....................  $         432,084  $        468,859
                                    =================  ================

(a) For the period April 29, 2019 to December 31, 2019.

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

                                     INVESCO V.I. DIVERSIFIED DIVIDEND     INVESCO V.I. EQUITY AND INCOME
                                                 DIVISION                             DIVISION
                                    -----------------------------------  ----------------------------------
                                           2020              2019              2020              2019
                                    -----------------  ----------------  ----------------  ----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $           7,235  $          9,778  $            147  $            960
   Net realized gains (losses)....             15,840            59,358           (1,687)             2,585
   Change in unrealized gains
      (losses) on investments.....           (31,260)            44,145             2,134             7,595
                                    -----------------  ----------------  ----------------  ----------------
      Net increase (decrease)
        in net assets resulting
        from operations...........            (8,185)           113,281               594            11,140
                                    -----------------  ----------------  ----------------  ----------------
POLICY TRANSACTIONS:
   Premium payments received
      from Policy owners..........            156,952           276,921            19,594            27,585
   Net transfers (including fixed
      account)....................           (19,052)                --             (424)                --
   Policy charges.................          (167,547)         (296,856)          (19,444)          (26,238)
   Transfers for Policy benefits
      and terminations............           (96,513)         (147,783)          (30,729)          (32,370)
                                    -----------------  ----------------  ----------------  ----------------
      Net increase (decrease)
        in net assets resulting
        from Policy transactions..          (126,160)         (167,718)          (31,003)          (31,023)
                                    -----------------  ----------------  ----------------  ----------------
      Net increase (decrease)
        in net assets.............          (134,345)          (54,437)          (30,409)          (19,883)
NET ASSETS:
   Beginning of year..............            496,075           550,512            44,547            64,430
                                    -----------------  ----------------  ----------------  ----------------
   End of year....................  $         361,730  $        496,075  $         14,138  $         44,547
                                    =================  ================  ================  ================

                                      INVESCO V.I. GLOBAL CORE EQUITY          INVESCO V.I. HIGH YIELD
                                                 DIVISION                             DIVISION
                                    ----------------------------------  -----------------------------------
                                          2020              2019              2020               2019
                                    ----------------  ----------------  ----------------   ----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $          1,517  $          2,131  $            630   $            633
   Net realized gains (losses)....             (386)            33,472             (608)               (33)
   Change in unrealized gains
      (losses) on investments.....            38,348            51,542               156              2,191
                                    ----------------  ----------------  ----------------   ----------------
      Net increase (decrease)
        in net assets resulting
        from operations...........            39,479            87,145               178              2,791
                                    ----------------  ----------------  ----------------   ----------------
POLICY TRANSACTIONS:
   Premium payments received
      from Policy owners..........           134,198           145,056            13,204             15,324
   Net transfers (including fixed
      account)....................           (2,753)          (64,180)             (527)                 --
   Policy charges.................         (100,699)         (127,622)          (13,915)           (17,097)
   Transfers for Policy benefits
      and terminations............          (44,274)         (109,293)              (58)           (13,704)
                                    ----------------  ----------------  ----------------   ----------------
      Net increase (decrease)
        in net assets resulting
        from Policy transactions..          (13,528)         (156,039)           (1,296)           (15,477)
                                    ----------------  ----------------  ----------------   ----------------
      Net increase (decrease)
        in net assets.............            25,951          (68,894)           (1,118)           (12,686)
NET ASSETS:
   Beginning of year..............           335,762           404,656            14,041             26,727
                                    ----------------  ----------------  ----------------   ----------------
   End of year....................  $        361,713  $        335,762  $         12,923   $         14,041
                                    ================  ================  ================   ================

                                         MFS(R) VIT GLOBAL EQUITY                MFS(R) VIT GROWTH
                                                 DIVISION                            DIVISION
                                    ----------------------------------  -----------------------------------
                                          2020              2019              2020               2019
                                    ----------------  ----------------  ----------------  -----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $         43,269  $         35,648  $      (188,413)  $       (163,076)
   Net realized gains (losses)....           665,722         1,055,920         3,238,577          3,509,137
   Change in unrealized gains
      (losses) on investments.....           542,116         1,616,000         3,860,734          3,395,312
                                    ----------------  ----------------  ----------------  -----------------
      Net increase (decrease)
        in net assets resulting
        from operations...........         1,251,107         2,707,568         6,910,898          6,741,373
                                    ----------------  ----------------  ----------------  -----------------
POLICY TRANSACTIONS:
   Premium payments received
      from Policy owners..........         2,451,166         2,669,833         3,989,647          3,733,061
   Net transfers (including fixed
      account)....................         (692,266)         (352,614)       (1,121,781)          (252,661)
   Policy charges.................       (1,991,704)       (1,990,004)       (3,114,639)        (2,812,939)
   Transfers for Policy benefits
      and terminations............         (444,497)       (1,244,242)       (1,700,539)        (2,745,690)
                                    ----------------  ----------------  ----------------  -----------------
      Net increase (decrease)
        in net assets resulting
        from Policy transactions..         (677,301)         (917,027)       (1,947,312)        (2,078,229)
                                    ----------------  ----------------  ----------------  -----------------
      Net increase (decrease)
        in net assets.............           573,806         1,790,541         4,963,586          4,663,144
NET ASSETS:
   Beginning of year..............        11,280,247         9,489,706        23,429,324         18,766,180
                                    ----------------  ----------------  ----------------  -----------------
   End of year....................  $     11,854,053  $     11,280,247  $     28,392,910  $      23,429,324
                                    ================  ================  ================  =================

                                         MFS(R) VIT INVESTORS TRUST
                                                  DIVISION
                                    -----------------------------------
                                          2020               2019
                                    ----------------   ----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $          (134)   $           (79)
   Net realized gains (losses)....             9,548             10,189
   Change in unrealized gains
      (losses) on investments.....             6,575             20,243
                                    ----------------   ----------------
      Net increase (decrease)
        in net assets resulting
        from operations...........            15,989             30,353
                                    ----------------   ----------------
POLICY TRANSACTIONS:
   Premium payments received
      from Policy owners..........            29,863             31,727
   Net transfers (including fixed
      account)....................                --                 --
   Policy charges.................          (35,851)           (32,863)
   Transfers for Policy benefits
      and terminations............          (12,802)            (5,046)
                                    ----------------   ----------------
      Net increase (decrease)
        in net assets resulting
        from Policy transactions..          (18,790)            (6,182)
                                    ----------------   ----------------
      Net increase (decrease)
        in net assets.............           (2,801)             24,171
NET ASSETS:
   Beginning of year..............           128,316            104,145
                                    ----------------   ----------------
   End of year....................  $        125,515   $        128,316
                                    ================   ================

(a) For the period April 29, 2019 to December 31, 2019.

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

                                        MFS(R) VIT MID CAP GROWTH         MFS(R) VIT NEW DISCOVERY
                                                DIVISION                          DIVISION
                                    --------------------------------  --------------------------------
                                         2020             2019              2020             2019
                                    ---------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $       (1,643)  $       (1,414)  $       (3,556)  $       (2,828)
   Net realized gains (losses)....           20,180           28,200           49,793           79,957
   Change in unrealized gains
     (losses) on investments......           52,320           30,553          148,743           32,533
                                    ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...........           70,857           57,339          194,980          109,662
                                    ---------------  ---------------  ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from Policy owners...........           18,354           27,114           42,053           43,407
   Net transfers (including fixed
     account).....................               --               --              (2)          135,445
   Policy charges.................         (21,906)         (20,192)         (53,467)         (49,210)
   Transfers for Policy benefits
     and terminations.............          (4,947)         (13,407)          (5,569)         (25,921)
                                    ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from Policy transactions..          (8,499)          (6,485)         (16,985)          103,721
                                    ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets.............           62,358           50,854          177,995          213,383
NET ASSETS:
   Beginning of year..............          205,588          154,734          451,014          237,631
                                    ---------------  ---------------  ---------------  ---------------
   End of year....................  $       267,946  $       205,588  $       629,009  $       451,014
                                    ===============  ===============  ===============  ===============

                                           MFS(R) VIT RESEARCH          MFS(R) VIT TOTAL RETURN BOND
                                                DIVISION                          DIVISION
                                    --------------------------------  ---------------------------------
                                          2020            2019              2020             2019
                                    ---------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $          (41)  $            63  $       272,095  $       273,656
   Net realized gains (losses)....            9,521           15,772           33,331          (5,358)
   Change in unrealized gains
     (losses) on investments......           13,340           23,695          334,974          445,307
                                    ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...........           22,820           39,530          640,400          713,605
                                    ---------------  ---------------  ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from Policy owners...........           54,411           52,771        1,512,654        1,655,433
   Net transfers (including fixed
     account).....................               --               --      (1,395,749)          732,476
   Policy charges.................         (52,138)         (50,712)        (959,615)        (837,618)
   Transfers for Policy benefits
     and terminations.............         (27,537)            (265)        (206,697)        (245,039)
                                    ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from Policy transactions..         (25,264)            1,794      (1,049,407)        1,305,252
                                    ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets.............          (2,444)           41,324        (409,007)        2,018,857
NET ASSETS:
   Beginning of year..............          167,445          126,121        8,493,812        6,474,955
                                    ---------------  ---------------  ---------------  ---------------
   End of year....................  $       165,001  $       167,445  $     8,084,805  $     8,493,812
                                    ===============  ===============  ===============  ===============

                                         MFS(R) VIT TOTAL RETURN            MFS(R) VIT UTILITIES
                                                DIVISION                          DIVISION
                                    --------------------------------  --------------------------------
                                         2020              2019             2020             2019
                                    ---------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $         7,666  $         7,575  $         1,055  $         1,948
   Net realized gains (losses)....           19,460           16,385            3,814            3,050
   Change in unrealized gains
     (losses) on investments......           18,615           57,676            (922)            9,012
                                    ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...........           45,741           81,636            3,947           14,010
                                    ---------------  ---------------  ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from Policy owners...........           96,167           91,328           21,854           20,638
   Net transfers (including fixed
     account).....................               --               --              (2)              (2)
   Policy charges.................         (88,378)         (85,282)         (14,860)         (15,646)
   Transfers for Policy benefits
     and terminations.............         (16,698)            (505)          (9,308)         (15,029)
                                    ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from Policy transactions..          (8,909)            5,541          (2,316)         (10,039)
                                    ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets.............           36,832           87,177            1,631            3,971
NET ASSETS:
   Beginning of year..............          508,823          421,646           66,992           63,021
                                    ---------------  ---------------  ---------------  ---------------
   End of year....................  $       545,655  $       508,823  $        68,623  $        66,992
                                    ===============  ===============  ===============  ===============

                                            MFS(R) VIT VALUE
                                                DIVISION
                                    --------------------------------
                                         2020              2019
                                    ---------------  ---------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $         2,162  $         3,643
   Net realized gains (losses)....           14,488           20,616
   Change in unrealized gains
     (losses) on investments......          (9,828)           44,173
                                    ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...........            6,822           68,432
                                    ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from Policy owners...........           27,380           27,171
   Net transfers (including fixed
     account).....................              (2)              (1)
   Policy charges.................         (32,362)         (32,874)
   Transfers for Policy benefits
     and terminations.............          (1,490)         (24,258)
                                    ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from Policy transactions..          (6,474)         (29,962)
                                    ---------------  ---------------
     Net increase (decrease)
        in net assets.............              348           38,470
NET ASSETS:
   Beginning of year..............          289,028          250,558
                                    ---------------  ---------------
   End of year....................  $       289,376  $       289,028
                                    ===============  ===============

(a) For the period April 29, 2019 to December 31, 2019.

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

                                        MFS(R) VIT II CORE EQUITY            MFS(R) VIT II HIGH YIELD
                                                DIVISION                             DIVISION
                                    ----------------------------------  ---------------------------------
                                          2020              2019              2020              2019
                                    ----------------  ----------------  ----------------  ---------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $           (18)  $           (98)  $            733  $           648
   Net realized gains (losses)....             4,638            14,139             (118)             (58)
   Change in unrealized gains
     (losses) on investments......             6,588            13,775                90            1,148
                                    ----------------  ----------------  ----------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...........            11,208            27,816               705            1,738
                                    ----------------  ----------------  ----------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from Policy owners...........            46,409            44,580            12,563           11,746
   Net transfers (including fixed
     account).....................                --          (44,565)                --               --
   Policy charges.................          (43,116)          (41,328)          (10,543)         (11,409)
   Transfers for Policy benefits
     and terminations.............          (15,855)          (22,353)           (1,137)            (402)
                                    ----------------  ----------------  ----------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from Policy transactions..          (12,562)          (63,666)               883             (65)
                                    ----------------  ----------------  ----------------  ---------------
     Net increase (decrease)
        in net assets.............           (1,354)          (35,850)             1,588            1,673
NET ASSETS:
   Beginning of year..............            78,557           114,407            13,882           12,209
                                    ----------------  ----------------  ----------------  ---------------
   End of year....................  $         77,203  $         78,557  $         15,470  $        13,882
                                    ================  ================  ================  ===============

                                        MFS(R) VIT II MASSACHUSETTS
                                          INVESTORS GROWTH STOCK          MFS(R) VIT II STRATEGIC INCOME
                                                 DIVISION                            DIVISION
                                    ----------------------------------  ----------------------------------
                                          2020              2019              2020              2019
                                    ----------------  ----------------  ----------------  ---------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $          (928)  $          (454)  $             51  $            55
   Net realized gains (losses)....            40,413            26,575               102               38
   Change in unrealized gains
     (losses) on investments......            26,007            64,816              (11)              105
                                    ----------------  ----------------  ----------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...........            65,492            90,937               142              198
                                    ----------------  ----------------  ----------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from Policy owners...........            32,867            30,341             4,772            4,983
   Net transfers (including fixed
     account).....................                --                97               (2)              (2)
   Policy charges.................          (42,834)          (38,136)           (5,128)          (4,693)
   Transfers for Policy benefits
     and terminations.............          (12,328)                --           (1,123)             (14)
                                    ----------------  ----------------  ----------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from Policy transactions..          (22,295)           (7,698)           (1,481)              274
                                    ----------------  ----------------  ----------------  ---------------
     Net increase (decrease)
        in net assets.............            43,197            83,239           (1,339)              472
NET ASSETS:
   Beginning of year..............           322,534           239,295             2,337            1,865
                                    ----------------  ----------------  ----------------  ---------------
   End of year....................  $        365,731  $        322,534  $            998  $         2,337
                                    ================  ================  ================  ===============

                                               MFS(R) VIT II                    MORGAN STANLEY VIF
                                       U.S. GOVERNMENT MONEY MARKET            GLOBAL INFRASTRUCTURE
                                                 DIVISION                            DIVISION
                                    ----------------------------------  ----------------------------------
                                          2020              2019              2020              2019
                                    ----------------  ----------------  ----------------  ----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $          5,671  $         35,935  $            728  $          3,657
   Net realized gains (losses)....                --                --             2,714            15,564
   Change in unrealized gains
     (losses) on investments......                --                --           (4,642)            27,933
                                    ----------------  ----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations...........             5,671            35,935           (1,200)            47,154
                                    ----------------  ----------------  ----------------  ----------------
POLICY TRANSACTIONS:
   Premium payments received
     from Policy owners...........           723,844           634,690            39,155            52,480
   Net transfers (including fixed
     account).....................         3,414,112           463,148           (3,650)                --
   Policy charges.................         (596,105)         (553,485)          (27,545)          (39,943)
   Transfers for Policy benefits
     and terminations.............       (1,122,960)          (38,713)          (23,764)         (120,726)
                                    ----------------  ----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from Policy transactions..         2,418,891           505,640          (15,804)         (108,189)
                                    ----------------  ----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets.............         2,424,562           541,575          (17,004)          (61,035)
NET ASSETS:
   Beginning of year..............         2,424,980         1,883,405           117,267           178,302
                                    ----------------  ----------------  ----------------  ----------------
   End of year....................  $      4,849,542  $      2,424,980  $        100,263  $        117,267
                                    ================  ================  ================  ================

                                            MORGAN STANLEY VIF
                                             GLOBAL STRATEGIST
                                                 DIVISION
                                    ----------------------------------
                                          2020              2019
                                    ----------------  ----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $            198  $            385
   Net realized gains (losses)....             2,353             2,360
   Change in unrealized gains
     (losses) on investments......             1,039             6,703
                                    ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations...........             3,590             9,448
                                    ----------------  ----------------
POLICY TRANSACTIONS:
   Premium payments received
     from Policy owners...........            26,251            59,222
   Net transfers (including fixed
     account).....................             (855)                --
   Policy charges.................          (26,511)          (63,046)
   Transfers for Policy benefits
     and terminations.............           (8,784)          (29,540)
                                    ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from Policy transactions..           (9,899)          (33,364)
                                    ----------------  ----------------
     Net increase (decrease)
        in net assets.............           (6,309)          (23,916)
NET ASSETS:
   Beginning of year..............            47,881            71,797
                                    ----------------  ----------------
   End of year....................  $         41,572  $         47,881
                                    ================  ================

(a) For the period April 29, 2019 to December 31, 2019.

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

                                             MORGAN STANLEY
                                               VIF GROWTH              MORGAN STANLEY VIS INCOME PLUS
                                                DIVISION                          DIVISION
                                    --------------------------------  --------------------------------
                                          2020          2019 (a)           2020             2019
                                    ---------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $      (10,284)  $       (5,202)  $           499  $           931
   Net realized gains (losses)....          205,913           37,998            1,437              362
   Change in unrealized gains
     (losses) on investments......          690,738           13,998              115            4,868
                                    ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...........          886,367           46,794            2,051            6,161
                                    ---------------  ---------------  ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from Policy owners...........          181,109          164,588            9,229           15,389
   Net transfers (including fixed
     account).....................           92,299          895,449            (621)               --
   Policy charges.................        (277,763)        (175,250)          (9,764)         (16,269)
   Transfers for Policy benefits
     and terminations.............        (235,160)         (19,043)         (15,688)         (10,879)
                                    ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from Policy transactions..        (239,515)          865,744         (16,844)         (11,759)
                                    ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets.............          646,852          912,538         (14,793)          (5,598)
NET ASSETS:
   Beginning of year..............          912,538               --           40,068           45,666
                                    ---------------  ---------------  ---------------  ---------------
   End of year....................  $     1,559,390  $       912,538  $        25,275  $        40,068
                                    ===============  ===============  ===============  ===============

                                                                                   PUTNAM VT
                                      PUTNAM VT DIVERSIFIED INCOME          EMERGING MARKETS EQUITY
                                                DIVISION                           DIVISION
                                    ---------------------------------  --------------------------------
                                         2020              2019             2020              2019
                                    ---------------  ----------------  ---------------  ---------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $        13,227  $          5,126  $         (566)  $         (790)
   Net realized gains (losses)....          (1,771)           (1,811)            1,202           11,891
   Change in unrealized gains
     (losses) on investments......         (14,344)            15,737           32,136           11,312
                                    ---------------  ----------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...........          (2,888)            19,052           32,772           22,413
                                    ---------------  ----------------  ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from Policy owners...........            8,450             9,664           18,267           20,687
   Net transfers (including fixed
     account).....................              210             (363)          (1,318)          (1,045)
   Policy charges.................          (6,797)           (7,038)         (14,302)         (14,656)
   Transfers for Policy benefits
     and terminations.............          (1,228)                --          (3,307)             (22)
                                    ---------------  ----------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from Policy transactions..              635             2,263            (660)            4,964
                                    ---------------  ----------------  ---------------  ---------------
     Net increase (decrease)
        in net assets.............          (2,253)            21,315           32,112           27,377
NET ASSETS:
   Beginning of year..............          199,304           177,989          118,744           91,367
                                    ---------------  ----------------  ---------------  ---------------
   End of year....................  $       197,051  $        199,304  $       150,856  $       118,744
                                    ===============  ================  ===============  ===============

                                                                                   PUTNAM VT
                                         PUTNAM VT EQUITY INCOME            GLOBAL ASSET ALLOCATION
                                                DIVISION                           DIVISION
                                    ---------------------------------  ---------------------------------
                                         2020              2019              2020             2019
                                    ---------------  ----------------  ---------------   ---------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $        79,033  $        113,480  $         4,797   $         3,402
   Net realized gains (losses)....          667,357         1,056,634            9,707            11,409
   Change in unrealized gains
     (losses) on investments......        (420,414)           696,349           24,790            36,951
                                    ---------------  ----------------  ---------------   ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...........          325,976         1,866,463           39,294            51,762
                                    ---------------  ----------------  ---------------   ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from Policy owners...........        1,400,511         1,430,386           14,576            16,677
   Net transfers (including fixed
     account).....................        (295,843)         (247,989)          (1,420)               (2)
   Policy charges.................      (1,138,792)       (1,178,371)         (30,062)          (31,661)
   Transfers for Policy benefits
     and terminations.............        (588,948)       (1,133,109)         (13,343)           (1,685)
                                    ---------------  ----------------  ---------------   ---------------
     Net increase (decrease)
        in net assets resulting
        from Policy transactions..        (623,072)       (1,129,083)         (30,249)          (16,671)
                                    ---------------  ----------------  ---------------   ---------------
     Net increase (decrease)
        in net assets.............        (297,096)           737,380            9,045            35,091
NET ASSETS:
   Beginning of year..............        7,564,879         6,827,499          354,728           319,637
                                    ---------------  ----------------  ---------------   ---------------
   End of year....................  $     7,267,783  $      7,564,879  $       363,773   $       354,728
                                    ===============  ================  ===============   ===============

                                          PUTNAM VT GLOBAL EQUITY
                                                 DIVISION
                                    ---------------------------------
                                          2020             2019
                                    ---------------  ----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $       (1,254)  $        (3,005)
   Net realized gains (losses)....           22,339            46,497
   Change in unrealized gains
     (losses) on investments......           14,298            46,387
                                    ---------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations...........           35,383            89,879
                                    ---------------  ----------------
POLICY TRANSACTIONS:
   Premium payments received
     from Policy owners...........           32,893            60,315
   Net transfers (including fixed
     account).....................            1,438            23,527
   Policy charges.................         (36,169)          (56,656)
   Transfers for Policy benefits
     and terminations.............         (62,602)          (28,991)
                                    ---------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from Policy transactions..         (64,440)           (1,805)
                                    ---------------  ----------------
     Net increase (decrease)
        in net assets.............         (29,057)            88,074
NET ASSETS:
   Beginning of year..............          432,063           343,989
                                    ---------------  ----------------
   End of year....................  $       403,006  $        432,063
                                    ===============  ================

(a) For the period April 29, 2019 to December 31, 2019.

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

                                                PUTNAM VT
                                         GOVERNMENT MONEY MARKET      PUTNAM VT GROWTH OPPORTUNITIES
                                                DIVISION                         DIVISION
                                    --------------------------------  -------------------------------
                                          2020            2019             2020             2019
                                    ---------------  ---------------  --------------  ---------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $         (502)  $           953  $     (61,595)  $      (38,986)
   Net realized gains (losses)....               --               --       1,195,011        1,734,612
   Change in unrealized gains
     (losses) on investments......               --               --       2,898,973        1,343,261
                                    ---------------  ---------------  --------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...........            (502)              953       4,032,389        3,038,887
                                    ---------------  ---------------  --------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from Policy owners...........          155,978          176,806       1,854,409        1,704,477
   Net transfers (including fixed
     account).....................           18,331            4,253        (65,552)           60,608
   Policy charges.................        (171,885)        (178,550)     (1,573,423)      (1,413,330)
   Transfers for Policy benefits
     and terminations.............               --               --       (572,091)      (1,262,240)
                                    ---------------  ---------------  --------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from Policy transactions..            2,424            2,509       (356,657)        (910,485)
                                    ---------------  ---------------  --------------  ---------------
     Net increase (decrease)
        in net assets.............            1,922            3,462       3,675,732        2,128,402
NET ASSETS:
   Beginning of year..............           98,504           95,042      10,785,132        8,656,730
                                    ---------------  ---------------  --------------  ---------------
   End of year....................  $       100,426  $        98,504  $   14,460,864  $    10,785,132
                                    ===============  ===============  ==============  ===============

                                          PUTNAM VT HIGH YIELD                PUTNAM VT INCOME
                                                DIVISION                          DIVISION
                                    --------------------------------  ---------------------------------
                                         2020              2019             2020             2019
                                    ---------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $       385,722  $       407,563  $       389,263  $       241,162
   Net realized gains (losses)....         (85,995)         (71,741)           83,212           37,816
   Change in unrealized gains
     (losses) on investments......           72,814          642,177          (5,164)          687,665
                                    ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...........          372,541          977,999          467,311          966,643
                                    ---------------  ---------------  ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from Policy owners...........        2,260,234        2,351,778        1,896,187        1,772,630
   Net transfers (including fixed
     account).....................         (99,728)         (79,006)          129,532          207,312
   Policy charges.................      (1,735,038)      (1,736,255)      (1,526,686)      (1,484,148)
   Transfers for Policy benefits
     and terminations.............        (527,743)        (908,945)        (946,826)        (821,747)
                                    ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from Policy transactions..        (102,275)        (372,428)        (447,793)        (325,953)
                                    ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets.............          270,266          605,571           19,518          640,690
NET ASSETS:
   Beginning of year..............        7,974,311        7,368,740        9,220,064        8,579,374
                                    ---------------  ---------------  ---------------  ---------------
   End of year....................  $     8,244,577  $     7,974,311  $     9,239,582  $     9,220,064
                                    ===============  ===============  ===============  ===============

                                     PUTNAM VT INTERNATIONAL EQUITY     PUTNAM VT INTERNATIONAL VALUE
                                                DIVISION                          DIVISION
                                    --------------------------------  --------------------------------
                                         2020              2019            2020             2019
                                    ---------------  ---------------  --------------   ---------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $         2,433  $         1,947  $          555   $           595
   Net realized gains (losses)....            1,052              881           (761)             1,146
   Change in unrealized gains
     (losses) on investments......           21,945           45,793           1,518             3,487
                                    ---------------  ---------------  --------------   ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...........           25,430           48,621           1,312             5,228
                                    ---------------  ---------------  --------------   ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from Policy owners...........           37,222           40,895           7,272             6,534
   Net transfers (including fixed
     account).....................          (2,957)          (1,188)           1,255             1,347
   Policy charges.................         (39,701)         (40,751)         (5,577)           (5,231)
   Transfers for Policy benefits
     and terminations.............          (6,305)            (622)         (2,392)                --
                                    ---------------  ---------------  --------------   ---------------
     Net increase (decrease)
        in net assets resulting
        from Policy transactions..         (11,741)          (1,666)             558             2,650
                                    ---------------  ---------------  --------------   ---------------
     Net increase (decrease)
        in net assets.............           13,689           46,955           1,870             7,878
NET ASSETS:
   Beginning of year..............          247,231          200,276          33,548            25,670
                                    ---------------  ---------------  --------------   ---------------
   End of year....................  $       260,920  $       247,231  $       35,418   $        33,548
                                    ===============  ===============  ==============   ===============

                                        PUTNAM VT MULTI-CAP CORE
                                                DIVISION
                                    --------------------------------
                                         2020              2019
                                    ---------------  ---------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $           859  $         1,092
   Net realized gains (losses)....            9,080           18,927
   Change in unrealized gains
     (losses) on investments......           26,171           29,909
                                    ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...........           36,110           49,928
                                    ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from Policy owners...........            9,524           10,181
   Net transfers (including fixed
     account).....................              187              630
   Policy charges.................          (7,731)          (7,045)
   Transfers for Policy benefits
     and terminations.............          (4,096)               --
                                    ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from Policy transactions..          (2,116)            3,766
                                    ---------------  ---------------
     Net increase (decrease)
        in net assets.............           33,994           53,694
NET ASSETS:
   Beginning of year..............          213,147          159,453
                                    ---------------  ---------------
   End of year....................  $       247,141  $       213,147
                                    ===============  ===============

(a) For the period April 29, 2019 to December 31, 2019.

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONCLUDED)
               FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

                                      PUTNAM VT SUSTAINABLE LEADERS    T. ROWE PRICE ES EQUITY INCOME
                                                DIVISION                          DIVISION
                                    --------------------------------  --------------------------------
                                         2020             2019              2020             2019
                                    ---------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $      (16,854)  $       (7,418)  $           516  $           643
   Net realized gains (losses)....        1,712,778        2,430,199          (1,375)            2,569
   Change in unrealized gains
     (losses) on investments......        2,165,429        1,617,882            (542)            5,918
                                    ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...........        3,861,353        4,040,663          (1,401)            9,130
                                    ---------------  ---------------  ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from Policy owners...........        2,500,683        2,393,323            7,475            5,410
   Net transfers (including fixed
     account).....................        (368,671)           32,236               23            1,516
   Policy charges.................      (2,036,100)      (1,903,386)          (7,025)         (10,332)
   Transfers for Policy benefits
     and terminations.............        (712,345)      (1,814,422)          (5,517)            (268)
                                    ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from Policy transactions..        (616,433)      (1,292,249)          (5,044)          (3,674)
                                    ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets.............        3,244,920        2,748,414          (6,445)            5,456
NET ASSETS:
   Beginning of year..............       14,380,951       11,632,537           42,971           37,515
                                    ---------------  ---------------  ---------------  ---------------
   End of year....................  $    17,625,871  $    14,380,951  $        36,526  $        42,971
                                    ===============  ===============  ===============  ===============

                                                                                T. ROWE PRICE ES
                                      T. ROWE PRICE ES MID-CAP GROWTH          MODERATE ALLOCATION
                                                 DIVISION                           DIVISION
                                    ----------------------------------  ---------------------------------
                                          2020              2019              2020             2019
                                    ----------------  ----------------  ---------------  ----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $        (4,745)  $        (3,578)  $       151,333  $        294,358
   Net realized gains (losses)....            51,233            51,945        1,154,669           856,564
   Change in unrealized gains
     (losses) on investments......            95,110           100,234        1,920,652         3,016,837
                                    ----------------  ----------------  ---------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations...........           141,598           148,601        3,226,654         4,167,759
                                    ----------------  ----------------  ---------------  ----------------
POLICY TRANSACTIONS:
   Premium payments received
     from Policy owners...........           214,218           203,489        4,581,075         4,712,077
   Net transfers (including fixed
     account).....................           (6,792)           (8,348)        (377,657)           431,619
   Policy charges.................         (166,100)         (155,948)      (3,968,841)       (3,947,062)
   Transfers for Policy benefits
     and terminations.............          (47,533)          (26,983)      (2,157,868)       (2,758,943)
                                    ----------------  ----------------  ---------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from Policy transactions..           (6,207)            12,210      (1,923,291)       (1,562,309)
                                    ----------------  ----------------  ---------------  ----------------
     Net increase (decrease)
        in net assets.............           135,391           160,811        1,303,363         2,605,450
NET ASSETS:
   Beginning of year..............           648,219           487,408       25,337,071        22,731,621
                                    ----------------  ----------------  ---------------  ----------------
   End of year....................  $        783,610  $        648,219  $    26,640,434  $     25,337,071
                                    ================  ================  ===============  ================

                                             T. ROWE PRICE ES                    T. ROWE PRICE FIS
                                            NEW AMERICA GROWTH                   LIMITED-TERM BOND
                                                 DIVISION                            DIVISION
                                    ----------------------------------  ---------------------------------
                                          2020              2019              2020              2019
                                    ----------------  ----------------  ----------------  ---------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $      (152,512)  $       (59,836)  $         84,474  $       115,197
   Net realized gains (losses)....         4,527,992         1,828,106         (341,976)         (18,145)
   Change in unrealized gains
     (losses) on investments......         3,175,598         3,229,193           519,019          147,421
                                    ----------------  ----------------  ----------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...........         7,551,078         4,997,463           261,517          244,473
                                    ----------------  ----------------  ----------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from Policy owners...........         4,251,293         4,252,281         2,637,723        2,714,094
   Net transfers (including fixed
     account).....................         (310,036)           124,657         (357,178)          197,154
   Policy charges.................       (3,578,291)       (3,291,815)       (2,277,297)      (2,256,325)
   Transfers for Policy benefits
     and terminations.............       (1,352,843)       (2,482,605)         (357,800)        (886,190)
                                    ----------------  ----------------  ----------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from Policy transactions..         (989,877)       (1,397,482)         (354,552)        (231,267)
                                    ----------------  ----------------  ----------------  ---------------
     Net increase (decrease)
        in net assets.............         6,561,201         3,599,981          (93,035)           13,206
NET ASSETS:
   Beginning of year..............        18,661,745        15,061,764         7,111,607        7,098,401
                                    ----------------  ----------------  ----------------  ---------------
   End of year....................  $     25,222,946  $     18,661,745  $      7,018,572  $     7,111,607
                                    ================  ================  ================  ===============

(a) For the period April 29, 2019 to December 31, 2019.

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                   PARAGON SEPARATE ACCOUNT B
             OF METROPOLITAN LIFE INSURANCE COMPANY
               NOTES TO THE FINANCIAL STATEMENTS

1.  ORGANIZATION

Paragon Separate Account B (the "Separate Account"), a separate account of
Metropolitan Life Insurance Company (the "Company"), was established by the
Board of Directors of Paragon Life Insurance Company ("Paragon") on January 4,
1993 to support operations of Paragon with respect to certain variable life insurance policies (the "Policies"). On May 1, 2006, Paragon merged into the
Company and the Separate Account became a separate account of the Company. The
Company is a direct wholly-owned subsidiary of MetLife, Inc., a Delaware corporation. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and is subject to the rules and regulations of the United States Securities and Exchange Commission,
as well as the New York State Department of Financial Services.

The Separate Account is divided into Divisions, each of which is treated as an individual accounting entity for financial reporting purposes. Each Division invests in shares of the corresponding fund, portfolio or series (with the same name) of registered investment management companies (the "Trusts"), which are presented below:

AIM Variable Insurance Funds (Invesco Variable             MFS(R) Variable Insurance Trust II ("MFS VIT II")
   Insurance Funds) ("Invesco V.I.")                       Morgan Stanley Variable Insurance Fund, Inc.
American Funds Insurance Series(R) ("American Funds")        ("Morgan Stanley VIF")
Brighthouse Funds Trust I ("BHFTI")                        Morgan Stanley Variable Investment Series ("Morgan
Brighthouse Funds Trust II ("BHFTII")                        Stanley VIS")
Deutsche DWS Variable Series I ("DWS I")                   Putnam Variable Trust ("Putnam VT")
Deutsche DWS Variable Series II ("DWS II")                 T. Rowe Price Equity Series, Inc. ("T. Rowe Price ES")
Fidelity(R) Variable Insurance Products ("Fidelity VIP")   T. Rowe Price Fixed Income Series, Inc. ("T. Rowe
MFS(R) Variable Insurance Trust ("MFS VIT")                  Price FIS")

The assets of each of the Divisions of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate
Account's assets applicable to the Policies cannot be used for liabilities arising out of any other business conducted by the Company.

2.  LIST OF DIVISIONS

A. Premium payments, less any applicable charges, applied to the Separate
Account are invested in one or more Divisions in accordance with the selection made by the Policy owner. The following Divisions had net assets as of December
31, 2020:

American Funds(R) New World Division                    BHFTII MetLife Stock Index Division
American Funds(R) U.S. Government/AAA-Rated             BHFTII MFS(R) Total Return Division
   Securities Division                                  BHFTII MFS(R) Value Division
BHFTI Brighthouse/Aberdeen Emerging Markets             BHFTII Western Asset Management Strategic Bond
   Equity Division                                        Opportunities Division
BHFTI Brighthouse/Wellington Large Cap Research         DWS I Bond VIP Division
   Division                                             DWS I Capital Growth VIP Division
BHFTI Invesco Global Equity Division                    DWS I Core Equity VIP Division
BHFTI Loomis Sayles Growth Division                     DWS I CROCI(R) International VIP Division
BHFTII BlackRock Capital Appreciation Division          DWS I Global Small Cap VIP Division
BHFTII BlackRock Ultra-Short Term Bond Division         DWS II Global Income Builder VIP Division
BHFTII MetLife Aggregate Bond Index Division            DWS II Government Money Market VIP Division
BHFTII MetLife Mid Cap Stock Index Division             DWS II Small Mid Cap Growth VIP Division
BHFTII MetLife MSCI EAFE(R) Index Division              Fidelity(R) VIP Asset Manager Division
BHFTII MetLife Russell 2000(R) Index Division           Fidelity(R) VIP Asset Manager: Growth Division

                    PARAGON SEPARATE ACCOUNT B
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

2. LIST OF DIVISIONS -- (CONCLUDED)

Fidelity(R) VIP Contrafund Division                        MFS(R) VIT Value Division
Fidelity(R) VIP Equity-Income Division                     MFS(R) VIT II Core Equity Division
Fidelity(R) VIP Freedom 2010 Division                      MFS(R) VIT II High Yield Division
Fidelity(R) VIP Freedom 2020 Division                      MFS(R) VIT II Massachusetts Investors Growth Stock
Fidelity(R) VIP Freedom 2030 Division                        Division
Fidelity(R) VIP Freedom 2040 Division                      MFS(R) VIT II Strategic Income Division
Fidelity(R) VIP Freedom 2050 Division                      MFS(R) VIT II U.S. Government Money Market Division
Fidelity(R) VIP Government Money Market Division           Morgan Stanley VIF Global Infrastructure Division
Fidelity(R) VIP Growth Division                            Morgan Stanley VIF Global Strategist Division
Fidelity(R) VIP High Income Division                       Morgan Stanley VIF Growth Division
Fidelity(R) VIP Index 500 Division                         Morgan Stanley VIS Income Plus Division
Fidelity(R) VIP Investment Grade Bond Division             Putnam VT Diversified Income Division
Fidelity(R) VIP Mid Cap Division                           Putnam VT Emerging Markets Equity Division
Fidelity(R) VIP Overseas Division                          Putnam VT Equity Income Division
Fidelity(R) VIP Real Estate Division                       Putnam VT Global Asset Allocation Division
Fidelity(R) VIP Value Division                             Putnam VT Global Equity Division
Invesco V.I. Diversified Dividend Division                 Putnam VT Government Money Market Division
Invesco V.I. Equity and Income Division                    Putnam VT Growth Opportunities Division
Invesco V.I. Global Core Equity Division                   Putnam VT High Yield Division
Invesco V.I. High Yield Division                           Putnam VT Income Division
MFS(R) VIT Global Equity Division                          Putnam VT International Equity Division
MFS(R) VIT Growth Division                                 Putnam VT International Value Division
MFS(R) VIT Investors Trust Division                        Putnam VT Multi-Cap Core Division
MFS(R) VIT Mid Cap Growth Division                         Putnam VT Sustainable Leaders Division
MFS(R) VIT New Discovery Division                          T. Rowe Price ES Equity Income Division
MFS(R) VIT Research Division                               T. Rowe Price ES Mid-Cap Growth Division
MFS(R) VIT Total Return Bond Division                      T. Rowe Price ES Moderate Allocation Division
MFS(R) VIT Total Return Division                           T. Rowe Price ES New America Growth Division
MFS(R) VIT Utilities Division                              T. Rowe Price FIS Limited-Term Bond Division

B. The following Divisions had no net assets as of December 31, 2020:

American Funds(R) Asset Allocation Division              American Funds(R) High-Income Bond Division
American Funds(R) Bond Division                          American Funds(R) International Division
American Funds(R) Global Growth Division                 American Funds(R) Ultra-Short Bond Division
American Funds(R) Global Small Capitalization Division   Fidelity(R) VIP Balanced Division
American Funds(R) Growth Division                        Fidelity(R) VIP Growth & Income Division
American Funds(R) Growth-Income Division                 Fidelity(R) VIP Growth Opportunities Division

3. PORTFOLIO CHANGE

The operations of the Divisions were affected by the following change that occurred during the year ended December 31, 2020:

NAME CHANGE:

Former Name                                            New Name

Putnam VT International Growth Portfolio               Putnam VT Emerging Markets Equity Portfolio

                    PARAGON SEPARATE ACCOUNT B
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

4.  SIGNIFICANT ACCOUNTING POLICIES

BASIS OF ACCOUNTING
The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP")
applicable for variable life separate accounts registered as unit investment trusts, which follow the accounting and reporting guidance in Financial
Accounting Standards Board Accounting Standards Codification ("ASC") Topic 946,
INVESTMENT COMPANIES.

SECURITY TRANSACTIONS
Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.

SECURITY VALUATION
A Division's investment in shares of a fund, portfolio or series of the Trusts is valued at fair value based on the closing net asset value ("NAV"). All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Divisions. The
Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Each Division invests in shares of open-end mutual funds which calculate a daily NAV based on the fair value of the underlying securities in their portfolios. As a result, and as required by law, shares of open-end mutual funds are purchased and redeemed at their daily NAV as reported by the Trusts at the close of each business day.

ASC Topic 820, FAIR VALUE MEASUREMENT ("ASC 820") provides that the Separate
Account is not required to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. Additionally, ASC 820 does not require certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The Separate Account's investments in shares of a fund, portfolio or series of the Trusts are using NAV as a practical expedient, therefore investments are not categorized within the ASC 820 fair value hierarchy.

FEDERAL INCOME TAXES
The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC").
Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Policies. Accordingly, no charge is currently being made to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Policies.

PREMIUM PAYMENTS
The Company deducts a sales charge for certain Policies and a state premium tax charge from premiums before amounts are allocated to the Separate Account. In the case of certain Policies, the Company also deducts a federal income tax charge before amounts are allocated to the Separate Account. This federal income tax charge is imposed in connection with certain Policies to recover a portion of the federal income tax adjustment attributable to Policy acquisition expenses. Net premiums are reported as premium payments received from Policy owners on the statements of changes in net assets of the applicable Divisions and are credited as units.

NET TRANSFERS
Assets transferred by the Policy owner into or out of Divisions within the
Separate Account or into or out of the fixed account, which is part of the
Company's general account, are recorded on a net basis as net transfers in the statements of changes in net assets of the applicable Divisions.

                    PARAGON SEPARATE ACCOUNT B
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

4.  SIGNIFICANT ACCOUNTING POLICIES -- (CONCLUDED)

USE OF ESTIMATES
The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

COVID
The global outbreak of the coronavirus (COVID-19) has caused significant volatility within the economic markets. The COVID-19 pandemic may last for an extended period of time and will continue to impact the economy for the foreseeable future. These events may negatively affect the Separate Account's operations, business, financial results, or financial condition.

5.  EXPENSES & POLICY CHARGES

The following annual Separate Account charge paid to the Company is an asset-based charge assessed through a daily reduction in unit values, which is recorded as an expense in the accompanying statements of operations of the applicable Divisions:

      Mortality and Expense Risk -- The mortality risk assumed by the Company is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is the risk that expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges assessed against the
      Policies.

      The table below represents the range of effective annual rates for the charge for the year ended December 31, 2020:

     -------------------------------------------------------------------------------------------------------------------------
      Mortality and Expense Risk                                                                              0.00% - 0.90%
     -------------------------------------------------------------------------------------------------------------------------

      The above referenced charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular Policy. The range of the effective rate disclosed above excludes any waivers granted to certain Divisions.

Policy charges are assessed on a monthly basis through the redemption of units.
These charges generally include: Cost of Insurance ("COI") charges, administrative charges, a Policy fee, transfer charges and charges for benefits provided by rider, if any. The COI charge is the primary charge under the
Policy for the death benefit provided by the Company which may vary by Policy based on underwriting criteria. A transfer fee of $25 may be deducted after twelve transfers are made in a Policy year. An administrative charge of up to
$6.50 is assessed per month per Policy. A transaction charge of the lesser of
$25 or 2% of the surrender is imposed on partial surrenders. These charges are paid to the Company and are recorded as Policy charges in the accompanying statements of changes in net assets of the applicable Divisions for the years ended December 31, 2020 and 2019.

                    PARAGON SEPARATE ACCOUNT B
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6.  STATEMENT OF INVESTMENTS

                                                                                                           FOR THE YEAR ENDED
                                                                     AS OF DECEMBER 31, 2020                DECEMBER 31, 2020
                                                                 -------------------------------    --------------------------------
                                                                                                        COST OF          PROCEEDS
                                                                    SHARES           COST ($)        PURCHASES ($)    FROM SALES ($)
                                                                 -------------     -------------    --------------    --------------

     American Funds(R) New World Division......................        145,081         3,388,491           973,948           848,190
     American Funds(R) U.S. Government/AAA-Rated Securities
        Division...............................................        109,781         1,385,874           781,835           683,993
     BHFTI Brighthouse/Aberdeen Emerging Markets Equity
        Division...............................................        655,341         6,631,466         1,760,907         1,932,463
     BHFTI Brighthouse/Wellington Large Cap Research Division..        241,048         3,382,828         1,043,245           756,692
     BHFTI Invesco Global Equity Division......................        694,805        14,564,849         2,210,207         3,064,522
     BHFTI Loomis Sayles Growth Division.......................        234,858         3,396,819         1,699,372           732,500
     BHFTII BlackRock Capital Appreciation Division............        169,352         6,925,328         2,351,089         1,162,892
     BHFTII BlackRock Ultra-Short Term Bond Division...........         56,302         5,685,730         8,124,053         8,013,581
     BHFTII MetLife Aggregate Bond Index Division..............        651,150         7,181,516         2,157,488           926,433
     BHFTII MetLife Mid Cap Stock Index Division...............      2,038,643        35,993,564         5,916,113         4,322,424
     BHFTII MetLife MSCI EAFE(R) Index Division................        517,543         6,967,087         1,179,542           906,743
     BHFTII MetLife Russell 2000(R) Index Division.............      2,108,636        36,951,333         5,704,642         4,442,377
     BHFTII MetLife Stock Index Division.......................      1,327,621        66,119,693        10,666,980         6,781,343
     BHFTII MFS(R) Total Return Division.......................        134,684        22,314,252         3,703,788         2,648,359
     BHFTII MFS(R) Value Division..............................        327,491         4,956,835         1,331,746           962,922
     BHFTII Western Asset Management Strategic Bond
        Opportunities Division.................................         98,652         1,301,538           424,734           422,243
     DWS I Bond VIP Division...................................         16,117            93,006           123,978           238,646
     DWS I Capital Growth VIP Division.........................         30,024           953,768           608,122           823,768
     DWS I Core Equity VIP Division............................         47,802           508,971           426,653           590,398
     DWS I CROCI(R) International VIP Division.................      1,202,907         8,974,735         1,339,913         1,220,291
     DWS I Global Small Cap VIP Division.......................         43,699           487,630           262,450           121,895
     DWS II Global Income Builder VIP Division.................         16,562           381,873            84,343           137,430
     DWS II Government Money Market VIP Division...............     16,966,023        16,966,023        16,518,968        15,637,141
     DWS II Small Mid Cap Growth VIP Division..................         17,656           247,091           371,971           336,625
     Fidelity(R) VIP Asset Manager Division....................          3,714            57,475            84,322           103,267
     Fidelity(R) VIP Asset Manager: Growth Division............         20,612           385,315           182,613           170,904
     Fidelity(R) VIP Contrafund Division.......................      1,378,065        42,190,615         4,075,626         8,311,779
     Fidelity(R) VIP Equity-Income Division....................      1,177,011        25,168,791         3,761,155         3,306,362
     Fidelity(R) VIP Freedom 2010 Division.....................        163,364         2,065,663           303,383         1,208,924
     Fidelity(R) VIP Freedom 2020 Division.....................        390,474         5,072,560         1,392,441         1,445,070
     Fidelity(R) VIP Freedom 2030 Division.....................        714,645         9,604,155         2,735,493         2,475,057
     Fidelity(R) VIP Freedom 2040 Division.....................        289,025         5,839,377         1,577,518         1,046,362
     Fidelity(R) VIP Freedom 2050 Division.....................        141,267         2,652,040           997,306           360,770
     Fidelity(R) VIP Government Money Market Division..........      1,349,176         1,349,176         2,138,855         2,260,257
     Fidelity(R) VIP Growth Division...........................        511,999        29,853,210         7,805,920         6,462,923
     Fidelity(R) VIP High Income Division......................         56,623           302,499           145,767           161,580
     Fidelity(R) VIP Index 500 Division........................        216,732        43,028,521         6,792,576        10,001,951
     Fidelity(R) VIP Investment Grade Bond Division............        108,113         1,414,304           481,253           419,626
     Fidelity(R) VIP Mid Cap Division..........................        257,685         8,341,225         1,229,838         1,486,277
     Fidelity(R) VIP Overseas Division.........................         26,462           527,139            99,518           177,199
     Fidelity(R) VIP Real Estate Division......................         44,926           804,601           195,893           300,331
     Fidelity(R) VIP Value Division............................         27,092           377,988            77,083           104,059
     Invesco V.I. Diversified Dividend Division................         14,065           338,695           138,766           249,071
     Invesco V.I. Equity and Income Division...................            789            13,091            17,736            48,041
     Invesco V.I. Global Core Equity Division..................         31,483           306,807           107,488           119,480
     Invesco V.I. High Yield Division..........................          2,459            12,874            10,740            11,396
     MFS(R) VIT Global Equity Division.........................        482,463         8,886,947         1,700,419         1,936,655
     MFS(R) VIT Growth Division................................        384,676        15,995,069         3,603,854         4,110,597
     MFS(R) VIT Investors Trust Division.......................          3,433            98,834            27,826            43,042
     MFS(R) VIT Mid Cap Growth Division........................         21,201           190,017            29,611            23,297
     MFS(R) VIT New Discovery Division.........................         23,333           446,208            76,296            51,617
     MFS(R) VIT Research Division..............................          5,021           141,115            53,207            72,498

                    PARAGON SEPARATE ACCOUNT B
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6.  STATEMENT OF INVESTMENTS -- (CONCLUDED)

                                                                                                          FOR THE YEAR ENDED
                                                                       AS OF DECEMBER 31, 2020             DECEMBER 31, 2020
                                                                   ------------------------------   -------------------------------
                                                                                                       COST OF          PROCEEDS
                                                                      SHARES           COST ($)     PURCHASES ($)    FROM SALES ($)
                                                                   -------------    -------------   -------------    --------------

     MFS(R) VIT Total Return Bond Division.......................        572,581        7,717,912       1,061,330         1,838,622
     MFS(R) VIT Total Return Division............................         20,972          474,561         104,502            92,559
     MFS(R) VIT Utilities Division...............................          1,942           59,620          19,847            19,543
     MFS(R) VIT Value Division...................................         14,187          236,306          34,719            27,474
     MFS(R) VIT II Core Equity Division..........................          2,770           66,697          38,538            47,530
     MFS(R) VIT II High Yield Division...........................          2,728           15,206          10,314             8,691
     MFS(R) VIT II Massachusetts Investors Growth Stock Division.         14,595          274,868          61,883            54,692
     MFS(R) VIT II Strategic Income Division.....................             97              986           2,876             4,293
     MFS(R) VIT II U.S. Government Money Market Division.........      4,849,589        4,849,589       6,201,101         3,776,523
     Morgan Stanley VIF Global Infrastructure Division...........         12,921           97,575          35,800            49,405
     Morgan Stanley VIF Global Strategist Division...............          3,787           38,675          28,892            35,848
     Morgan Stanley VIF Growth Division..........................         22,205          854,693         307,456           439,860
     Morgan Stanley VIS Income Plus Division.....................          2,067           23,501           9,280            25,198
     Putnam VT Diversified Income Division.......................         34,638          233,254          22,722             8,852
     Putnam VT Emerging Markets Equity Division..................          6,042          108,677          12,931            14,174
     Putnam VT Equity Income Division............................        281,807        5,526,550       1,272,270         1,370,488
     Putnam VT Global Asset Allocation Division..................         19,978          311,730          26,912            45,691
     Putnam VT Global Equity Division............................         18,711          291,690          32,484            95,261
     Putnam VT Government Money Market Division..................        100,459          100,459         130,124           128,205
     Putnam VT Growth Opportunities Division.....................        969,880        8,905,862       2,167,776         1,924,088
     Putnam VT High Yield Division...............................      1,308,664        8,221,846       1,595,845         1,312,395
     Putnam VT Income Division...................................        796,520        9,054,912       2,156,210         2,133,459
     Putnam VT International Equity Division.....................         15,654          210,895          31,201            40,519
     Putnam VT International Value Division......................          3,423           33,072          10,653             9,176
     Putnam VT Multi-Cap Core Division...........................         11,416          195,397          18,396            11,431
     Putnam VT Sustainable Leaders Division......................        385,097       11,974,469       2,999,946         2,378,364
     T. Rowe Price ES Equity Income Division.....................          1,395           35,541           7,779            11,516
     T. Rowe Price ES Mid-Cap Growth Division....................         23,415          646,489         153,723           114,906
     T. Rowe Price ES Moderate Allocation Division...............      1,162,323       22,744,547       3,150,374         4,083,518
     T. Rowe Price ES New America Growth Division................        635,979       18,429,171       5,871,446         3,293,125
     T. Rowe Price FIS Limited-Term Bond Division................      1,403,504        6,503,796       1,586,579         1,857,711

                    PARAGON SEPARATE ACCOUNT B
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7.  SCHEDULES OF UNITS
    FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019:

                                                                      AMERICAN FUNDS(R)              BHFTI BRIGHTHOUSE/
                                                                      U.S. GOVERNMENT/                ABERDEEN EMERGING
                                  AMERICAN FUNDS(R) NEW WORLD       AAA-RATED SECURITIES               MARKETS EQUITY
                                           DIVISION                       DIVISION                        DIVISION
                                 -----------------------------  -----------------------------  ------------------------------
                                     2020            2019           2020            2019            2020            2019
                                 -------------  --------------  -------------  --------------  --------------  --------------

Units beginning of year........        150,724         157,269         99,426         105,125         621,168         628,354
Units issued and transferred
   from other funding options..        117,081         124,692        129,184         134,573         233,303         197,539
Units redeemed and transferred
   to other funding options....      (112,655)       (131,237)      (125,599)       (140,272)       (263,221)       (204,725)
                                 -------------  --------------  -------------  --------------  --------------  --------------
Units end of year..............        155,150         150,724        103,011          99,426         591,250         621,168
                                 =============  ==============  =============  ==============  ==============  ==============

                                      BHFTI BRIGHTHOUSE/
                                     WELLINGTON LARGE CAP                BHFTI INVESCO                   BHFTI LOOMIS
                                           RESEARCH                      GLOBAL EQUITY                   SAYLES GROWTH
                                           DIVISION                        DIVISION                        DIVISION
                                 ------------------------------  ------------------------------  ------------------------------
                                      2020            2019            2020            2019            2020            2019
                                 --------------  --------------  --------------  --------------  --------------  --------------

Units beginning of year........          85,878          85,868         528,665         531,836          83,901          94,185
Units issued and transferred
   from other funding options..          73,272          78,825         146,308         150,619          64,321          72,998
Units redeemed and transferred
   to other funding options....        (71,831)        (78,815)       (176,299)       (153,790)        (64,612)        (83,282)
                                 --------------  --------------  --------------  --------------  --------------  --------------
Units end of year..............          87,319          85,878         498,674         528,665          83,610          83,901
                                 ==============  ==============  ==============  ==============  ==============  ==============

                                        BHFTII BLACKROCK                BHFTII BLACKROCK                 BHFTII METLIFE
                                      CAPITAL APPRECIATION            ULTRA-SHORT TERM BOND           AGGREGATE BOND INDEX
                                            DIVISION                        DIVISION                        DIVISION
                                 ------------------------------  ------------------------------  ------------------------------
                                      2020            2019            2020            2019            2020            2019
                                 --------------  --------------  --------------  --------------  --------------  --------------

Units beginning of year........         139,465         133,249         573,192         563,862         434,137         421,130
Units issued and transferred
   from other funding options..          89,298         107,450       3,144,989       3,328,615         222,625         160,094
Units redeemed and transferred
   to other funding options....        (81,634)       (101,234)     (3,140,361)     (3,319,285)       (150,979)       (147,087)
                                 --------------  --------------  --------------  --------------  --------------  --------------
Units end of year..............         147,129         139,465         577,820         573,192         505,783         434,137
                                 ==============  ==============  ==============  ==============  ==============  ==============

                                         BHFTII METLIFE                  BHFTII METLIFE                  BHFTII METLIFE
                                       MID CAP STOCK INDEX             MSCI EAFE(R) INDEX             RUSSELL 2000(R) INDEX
                                            DIVISION                        DIVISION                        DIVISION
                                 ------------------------------  ------------------------------  ------------------------------
                                      2020            2019            2020            2019            2020            2019
                                 --------------  --------------  --------------  --------------  --------------  --------------

Units beginning of year........         876,781         872,778         332,561         324,203       1,051,308       1,124,338
Units issued and transferred
   from other funding options..         238,123         229,573          99,994          98,669         279,718         268,087
Units redeemed and transferred
   to other funding options....       (261,429)       (225,570)        (99,133)        (90,311)       (312,004)       (341,117)
                                 --------------  --------------  --------------  --------------  --------------  --------------
Units end of year..............         853,475         876,781         333,422         332,561       1,019,022       1,051,308
                                 ==============  ==============  ==============  ==============  ==============  ==============

                                  BHFTII METLIFE STOCK INDEX     BHFTII MFS(R) TOTAL RETURN          BHFTII MFS(R) VALUE
                                           DIVISION                       DIVISION                        DIVISION
                                 -----------------------------  -----------------------------  ------------------------------
                                      2020           2019            2020           2019            2020            2019
                                 -------------  --------------  -------------  --------------  --------------  --------------

Units beginning of year........      1,644,413       1,619,472        865,566         896,547         135,270         144,123
Units issued and transferred
   from other funding options..        334,118         357,114        211,388         251,723         103,584         119,581
Units redeemed and transferred
   to other funding options....      (369,931)       (332,173)      (226,015)       (282,704)       (102,490)       (128,434)
                                 -------------  --------------  -------------  --------------  --------------  --------------
Units end of year..............      1,608,600       1,644,413        850,939         865,566         136,364         135,270
                                 =============  ==============  =============  ==============  ==============  ==============

                                      BHFTII WESTERN ASSET
                                      MANAGEMENT STRATEGIC                                               DWS I CAPITAL
                                       BOND OPPORTUNITIES                DWS I BOND VIP                   GROWTH VIP
                                            DIVISION                        DIVISION                       DIVISION
                                 ------------------------------  ------------------------------  -----------------------------
                                      2020            2019            2020            2019           2020            2019
                                 --------------  --------------  --------------  --------------  -------------  --------------

Units beginning of year........         111,990         120,251          12,194          10,236         11,460          10,939
Units issued and transferred
   from other funding options..         106,892         120,397           7,089          12,309          4,540           7,709
Units redeemed and transferred
   to other funding options....       (112,689)       (128,658)        (13,937)        (10,351)        (7,340)         (7,188)
                                 --------------  --------------  --------------  --------------  -------------  --------------
Units end of year..............         106,193         111,990           5,346          12,194          8,660          11,460
                                 ==============  ==============  ==============  ==============  =============  ==============

                                                                         DWS I CROCI(R)                  DWS I GLOBAL
                                      DWS I CORE EQUITY VIP             INTERNATIONAL VIP                SMALL CAP VIP
                                            DIVISION                        DIVISION                       DIVISION
                                 ------------------------------  ------------------------------  ------------------------------
                                      2020            2019            2020            2019            2020            2019
                                 --------------  --------------  --------------  --------------  --------------  --------------

Units beginning of year........          17,929          18,152         396,089         451,479          11,634          12,672
Units issued and transferred
   from other funding options..          10,561           7,108         117,873         123,728           9,249           1,894
Units redeemed and transferred
   to other funding options....        (15,995)         (7,331)       (121,544)       (179,118)         (5,094)         (2,932)
                                 --------------  --------------  --------------  --------------  --------------  --------------
Units end of year..............          12,495          17,929         392,418         396,089          15,789          11,634
                                 ==============  ==============  ==============  ==============  ==============  ==============

                                         DWS II GLOBAL                DWS II GOVERNMENT                 DWS II SMALL
                                      INCOME BUILDER VIP              MONEY MARKET VIP               MID CAP GROWTH VIP
                                           DIVISION                       DIVISION                        DIVISION
                                 -----------------------------  -----------------------------  ------------------------------
                                     2020            2019           2020            2019            2020            2019
                                 -------------  --------------  -------------  --------------  --------------  --------------

Units beginning of year........         10,833          10,612     15,703,580      16,445,092           8,589           7,600
Units issued and transferred
   from other funding options..          1,886           4,825     54,519,235      55,611,501          13,546          13,886
Units redeemed and transferred
   to other funding options....        (3,763)         (4,604)   (53,575,855)    (56,353,013)        (13,845)        (12,897)
                                 -------------  --------------  -------------  --------------  --------------  --------------
Units end of year..............          8,956          10,833     16,646,960      15,703,580           8,290           8,589
                                 =============  ==============  =============  ==============  ==============  ==============

(a) For the period April 29, 2019 to December 31, 2019.

                    PARAGON SEPARATE ACCOUNT B
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7.  SCHEDULES OF UNITS -- (CONTINUED)
    FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019:

                                                                          FIDELITY(R) VIP
                                  FIDELITY(R) VIP ASSET MANAGER        ASSET MANAGER: GROWTH         FIDELITY(R) VIP CONTRAFUND
                                            DIVISION                         DIVISION                         DIVISION
                                 -------------------------------  -------------------------------  -------------------------------
                                      2020             2019            2020             2019            2020            2019
                                 --------------  ---------------  --------------  ---------------  --------------  ---------------

Units beginning of year........           3,736            3,599          17,796           15,498         481,329          560,960
Units issued and transferred
   from other funding options..           7,399            6,771          13,926           11,041          78,117           87,541
Units redeemed and transferred
   to other funding options....         (8,357)          (6,634)        (13,561)          (8,743)       (112,140)        (167,172)
                                 --------------  ---------------  --------------  ---------------  --------------  ---------------
Units end of year..............           2,778            3,736          18,161           17,796         447,306          481,329
                                 ==============  ===============  ==============  ===============  ==============  ===============

                                  FIDELITY(R) VIP EQUITY-INCOME    FIDELITY(R) VIP FREEDOM 2010     FIDELITY(R) VIP FREEDOM 2020
                                            DIVISION                         DIVISION                         DIVISION
                                 -------------------------------  -------------------------------  -------------------------------
                                      2020             2019            2020             2019            2020            2019
                                 --------------  ---------------  --------------  ---------------  --------------  ---------------

Units beginning of year........         331,359          364,508         180,047          177,894         309,461          414,463
Units issued and transferred
   from other funding options..          73,465           75,656          24,336           28,008         201,694          238,721
Units redeemed and transferred
   to other funding options....        (85,009)        (108,805)        (84,550)         (25,855)       (224,997)        (343,723)
                                 --------------  ---------------  --------------  ---------------  --------------  ---------------
Units end of year..............         319,815          331,359         119,833          180,047         286,158          309,461
                                 ==============  ===============  ==============  ===============  ==============  ===============

                                  FIDELITY(R) VIP FREEDOM 2030     FIDELITY(R) VIP FREEDOM 2040    FIDELITY(R) VIP FREEDOM 2050
                                            DIVISION                         DIVISION                        DIVISION
                                 -------------------------------  -------------------------------  ------------------------------
                                       2020            2019            2020             2019            2020            2019
                                 ---------------  --------------  --------------  ---------------  --------------  --------------

Units beginning of year........          568,860         563,612         268,004          263,230          99,247          93,550
Units issued and transferred
   from other funding options..          349,487         378,544         173,715          164,636          97,708          84,195
Units redeemed and transferred
   to other funding options....        (375,845)       (373,296)       (164,725)        (159,862)        (75,640)        (78,498)
                                 ---------------  --------------  --------------  ---------------  --------------  --------------
Units end of year..............          542,502         568,860         276,994          268,004         121,315          99,247
                                 ===============  ==============  ==============  ===============  ==============  ==============

                                         FIDELITY(R) VIP
                                     GOVERNMENT MONEY MARKET          FIDELITY(R) VIP GROWTH         FIDELITY(R) VIP HIGH INCOME
                                            DIVISION                         DIVISION                         DIVISION
                                 -------------------------------  -------------------------------  -------------------------------
                                       2020            2019            2020             2019             2020            2019
                                 ---------------  --------------  --------------  ---------------  ---------------  --------------

Units beginning of year........          918,910         915,239         222,598          246,645            8,377           9,144
Units issued and transferred
   from other funding options..        3,072,786       3,555,978          48,390           52,275            7,858           8,002
Units redeemed and transferred
   to other funding options....      (3,145,033)     (3,552,307)        (59,698)         (76,322)          (8,591)         (8,769)
                                 ---------------  --------------  --------------  ---------------  ---------------  --------------
Units end of year..............          846,663         918,910         211,290          222,598            7,644           8,377
                                 ===============  ==============  ==============  ===============  ===============  ==============

                                                                            FIDELITY(R) VIP
                                     FIDELITY(R) VIP INDEX 500           INVESTMENT GRADE BOND
                                             DIVISION                          DIVISION
                                 --------------------------------  --------------------------------
                                      2020              2019             2020             2019
                                 ---------------  ---------------  ---------------  ---------------

Units beginning of year........          153,271          165,670           37,771           37,147
Units issued and transferred
   from other funding options..           31,166           35,914           21,891           22,901
Units redeemed and transferred
   to other funding options....         (39,679)         (48,313)         (20,854)         (22,277)
                                 ---------------  ---------------  ---------------  ---------------
Units end of year..............          144,758          153,271           38,808           37,771
                                 ===============  ===============  ===============  ===============

                                     FIDELITY(R) VIP MID CAP          FIDELITY(R) VIP OVERSEAS
                                            DIVISION                          DIVISION
                                 --------------------------------  --------------------------------
                                      2020             2019             2020             2019
                                 ---------------  ---------------  ---------------  ---------------

Units beginning of year........           93,797          101,522           12,988           13,072
Units issued and transferred
   from other funding options..           38,868           36,370            4,208            5,641
Units redeemed and transferred
   to other funding options....         (42,085)         (44,095)          (5,600)          (5,725)
                                 ---------------  ---------------  ---------------  ---------------
Units end of year..............           90,580           93,797           11,596           12,988
                                 ===============  ===============  ===============  ===============

                                    FIDELITY(R) VIP REAL ESTATE         FIDELITY(R) VIP VALUE
                                             DIVISION                         DIVISION
                                 --------------------------------  --------------------------------
                                       2020             2019            2020             2019
                                 ---------------  ---------------  ---------------  ---------------

Units beginning of year........           28,793           27,555           15,429           15,934
Units issued and transferred
   from other funding options..            9,739           11,674            4,294            4,534
Units redeemed and transferred
   to other funding options....         (18,897)         (10,436)          (6,241)          (5,039)
                                 ---------------  ---------------  ---------------  ---------------
Units end of year..............           19,635           28,793           13,482           15,429
                                 ===============  ===============  ===============  ===============

                                           INVESCO V.I.                     INVESCO V.I.                      INVESCO V.I.
                                       DIVERSIFIED DIVIDEND               EQUITY AND INCOME                GLOBAL CORE EQUITY
                                             DIVISION                         DIVISION                          DIVISION
                                 --------------------------------  -------------------------------  --------------------------------
                                       2020             2019            2020             2019             2020            2019
                                 ---------------  ---------------  ---------------  --------------  ---------------  ---------------

Units beginning of year........            7,155            9,844            1,010           1,743            9,352           13,984
Units issued and transferred
   from other funding options..            3,028            5,380              563             717            4,350            4,735
Units redeemed and transferred
   to other funding options....          (4,926)          (8,069)          (1,279)         (1,450)          (4,724)          (9,367)
                                 ---------------  ---------------  ---------------  --------------  ---------------  ---------------
Units end of year..............            5,257            7,155              294           1,010            8,978            9,352
                                 ===============  ===============  ===============  ==============  ===============  ===============

                                     INVESCO V.I. HIGH YIELD          MFS(R) VIT GLOBAL EQUITY              MFS(R) VIT GROWTH
                                            DIVISION                          DIVISION                          DIVISION
                                 -------------------------------  --------------------------------  --------------------------------
                                      2020             2019             2020             2019            2020              2019
                                 ---------------  --------------  ---------------  ---------------  ---------------  ---------------

Units beginning of year........            1,125           2,409          288,131          314,131          277,118          304,350
Units issued and transferred
   from other funding options..            1,164           1,391           82,789           91,803           53,584           66,188
Units redeemed and transferred
   to other funding options....          (1,278)         (2,675)        (101,634)        (117,803)         (74,090)         (93,420)
                                 ---------------  --------------  ---------------  ---------------  ---------------  ---------------
Units end of year..............            1,011           1,125          269,286          288,131          256,612          277,118
                                 ===============  ==============  ===============  ===============  ===============  ===============

(a) For the period April 29, 2019 to December 31, 2019.

                    PARAGON SEPARATE ACCOUNT B
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7.  SCHEDULES OF UNITS -- (CONTINUED)
    FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019:

                                  MFS(R) VIT INVESTORS TRUST      MFS(R) VIT MID CAP GROWTH      MFS(R) VIT NEW DISCOVERY
                                           DIVISION                       DIVISION                       DIVISION
                                 -----------------------------  -----------------------------  -----------------------------
                                      2020           2019            2020           2019            2020            2019
                                 -------------  --------------  --------------  -------------  --------------  -------------

Units beginning of year........          2,135           2,263          10,049         10,409           7,476          5,540
Units issued and transferred
   from other funding options..            621             665           1,039          1,639             820          3,506
Units redeemed and transferred
   to other funding options....          (908)           (793)         (1,419)        (1,999)         (1,096)        (1,570)
                                 -------------  --------------  --------------  -------------  --------------  -------------
Units end of year..............          1,848           2,135           9,669         10,049           7,200          7,476
                                 =============  ==============  ==============  =============  ==============  =============

                                       MFS(R) VIT RESEARCH        MFS(R) VIT TOTAL RETURN BOND       MFS(R) VIT TOTAL RETURN
                                            DIVISION                        DIVISION                        DIVISION
                                 ------------------------------  ------------------------------  ------------------------------
                                      2020            2019            2020            2019            2020            2019
                                 --------------  --------------  --------------  --------------  --------------  --------------

Units beginning of year........           2,649           2,633         293,022         246,173           8,906           8,818
Units issued and transferred
   from other funding options..           1,007           1,012          61,891         103,266           1,979           1,949
Units redeemed and transferred
   to other funding options....         (1,400)           (996)        (97,775)        (56,417)         (2,122)         (1,861)
                                 --------------  --------------  --------------  --------------  --------------  --------------
Units end of year..............           2,256           2,649         257,138         293,022           8,763           8,906
                                 ==============  ==============  ==============  ==============  ==============  ==============

                                      MFS(R) VIT UTILITIES               MFS(R) VIT VALUE            MFS(R) VIT II CORE EQUITY
                                            DIVISION                         DIVISION                        DIVISION
                                 -------------------------------  -------------------------------  ------------------------------
                                      2020            2019             2020             2019            2020            2019
                                 --------------  ---------------  ---------------  --------------  --------------  --------------

Units beginning of year........             571              667            7,660           8,555           1,340           2,580
Units issued and transferred
   from other funding options..             220              205              922             944             979             989
Units redeemed and transferred
   to other funding options....           (234)            (301)          (1,114)         (1,839)         (1,201)         (2,229)
                                 --------------  ---------------  ---------------  --------------  --------------  --------------
Units end of year..............             557              571            7,468           7,660           1,118           1,340
                                 ==============  ===============  ===============  ==============  ==============  ==============

                                                                     MFS(R) VIT II MASSACHUSETTS
                                     MFS(R) VIT II HIGH YIELD          INVESTORS GROWTH STOCK       MFS(R) VIT II STRATEGIC INCOME
                                             DIVISION                         DIVISION                         DIVISION
                                 --------------------------------  -------------------------------  -------------------------------
                                      2020              2019             2020            2019             2020            2019
                                 ---------------  ---------------  ---------------  --------------   --------------  --------------

Units beginning of year........              414              415            9,576           9,869               89              79
Units issued and transferred
   from other funding options..              445              401            1,055           1,099              223             231
Units redeemed and transferred
   to other funding options....            (417)            (402)          (1,702)         (1,392)            (277)           (221)
                                 ---------------  ---------------  ---------------  --------------   --------------  --------------
Units end of year..............              442              414            8,929           9,576               35              89
                                 ===============  ===============  ===============  ==============   ==============  ==============

                                  MFS(R) VIT II U.S. GOVERNMENT         MORGAN STANLEY VIF               MORGAN STANLEY VIF
                                          MONEY MARKET                 GLOBAL INFRASTRUCTURE              GLOBAL STRATEGIST
                                            DIVISION                         DIVISION                         DIVISION
                                 -------------------------------  -------------------------------  ------------------------------
                                      2020             2019            2020            2019             2020            2019
                                 --------------  ---------------  --------------  ---------------  --------------  --------------

Units beginning of year........         250,195          197,476           1,716            3,318           3,537           6,191
Units issued and transferred
   from other funding options..         693,841          254,932             648              865           2,069           5,511
Units redeemed and transferred
   to other funding options....       (444,858)        (202,213)           (866)          (2,467)         (2,812)         (8,165)
                                 --------------  ---------------  --------------  ---------------  --------------  --------------
Units end of year..............         499,178          250,195           1,498            1,716           2,794           3,537
                                 ==============  ===============  ==============  ===============  ==============  ==============

                                                                         MORGAN STANLEY VIS                   PUTNAM VT
                                     MORGAN STANLEY VIF GROWTH               INCOME PLUS                 DIVERSIFIED INCOME
                                             DIVISION                         DIVISION                        DIVISION
                                 --------------------------------  ------------------------------  ------------------------------
                                      2020           2019 (a)           2020            2019            2020            2019
                                 ---------------  ---------------  --------------  --------------  --------------  --------------

Units beginning of year........           86,284               --           1,120           1,467           6,713           6,638
Units issued and transferred
   from other funding options..           21,073          117,982             253             487             381             581
Units redeemed and transferred
   to other funding options....         (38,892)         (31,698)           (729)           (834)           (355)           (506)
                                 ---------------  ---------------  --------------  --------------  --------------  --------------
Units end of year..............           68,465           86,284             644           1,120           6,739           6,713
                                 ===============  ===============  ==============  ==============  ==============  ==============

                                           PUTNAM VT                                                      PUTNAM VT
                                    EMERGING MARKETS EQUITY         PUTNAM VT EQUITY INCOME        GLOBAL ASSET ALLOCATION
                                           DIVISION                        DIVISION                       DIVISION
                                 ------------------------------  -----------------------------  -----------------------------
                                      2020            2019            2020            2019           2020           2019
                                 --------------  --------------  --------------  -------------  --------------  -------------

Units beginning of year........           4,480           4,284         185,486        217,218           5,997          6,298
Units issued and transferred
   from other funding options..             767             921          46,062         46,438             304            314
Units redeemed and transferred
   to other funding options....           (775)           (725)        (62,255)       (78,170)           (797)          (615)
                                 --------------  --------------  --------------  -------------  --------------  -------------
Units end of year..............           4,472           4,480         169,293        185,486           5,504          5,997
                                 ==============  ==============  ==============  =============  ==============  =============

                                                                          PUTNAM VT                      PUTNAM VT
                                    PUTNAM VT GLOBAL EQUITY        GOVERNMENT MONEY MARKET         GROWTH OPPORTUNITIES
                                           DIVISION                       DIVISION                       DIVISION
                                 -----------------------------  -----------------------------  -----------------------------
                                      2020            2019           2020            2019           2020           2019
                                 --------------  -------------  --------------  -------------  --------------  -------------

Units beginning of year........           8,586          8,612          70,437         68,670          63,351         69,198
Units issued and transferred
   from other funding options..             833          1,847         134,668        159,469          14,122         15,893
Units redeemed and transferred
   to other funding options....         (2,104)        (1,873)       (132,923)      (157,702)        (15,941)       (21,740)
                                 --------------  -------------  --------------  -------------  --------------  -------------
Units end of year..............           7,315          8,586          72,182         70,437          61,532         63,351
                                 ==============  =============  ==============  =============  ==============  =============

(a) For the period April 29, 2019 to December 31, 2019.

                    PARAGON SEPARATE ACCOUNT B
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7.  SCHEDULES OF UNITS -- (CONCLUDED)
    FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019:

                                                                                                           PUTNAM VT
                                     PUTNAM VT HIGH YIELD               PUTNAM VT INCOME             INTERNATIONAL EQUITY
                                           DIVISION                         DIVISION                       DIVISION
                                 ------------------------------  ------------------------------  ------------------------------
                                      2020            2019            2020            2019            2020            2019
                                 --------------  --------------  --------------  --------------  --------------  --------------

Units beginning of year........         192,317         202,031         246,460         255,494           7,997           8,073
Units issued and transferred
   from other funding options..          64,476          69,160          71,882          62,902           1,434           1,616
Units redeemed and transferred
   to other funding options....        (66,905)        (78,874)        (83,611)        (71,936)         (1,862)         (1,692)
                                 --------------  --------------  --------------  --------------  --------------  --------------
Units end of year..............         189,888         192,317         234,731         246,460           7,569           7,997
                                 ==============  ==============  ==============  ==============  ==============  ==============

                                           PUTNAM VT                                                       PUTNAM VT
                                      INTERNATIONAL VALUE           PUTNAM VT MULTI-CAP CORE          SUSTAINABLE LEADERS
                                           DIVISION                         DIVISION                       DIVISION
                                 ------------------------------  ------------------------------  ------------------------------
                                      2020            2019            2020            2019            2020            2019
                                 --------------  --------------  --------------  --------------  --------------  --------------

Units beginning of year........           1,268           1,160           7,379           7,232         177,849         195,213
Units issued and transferred
   from other funding options..             508             400             372             548          37,694          41,027
Units redeemed and transferred
   to other funding options....           (482)           (292)           (423)           (401)        (45,375)        (58,391)
                                 --------------  --------------  --------------  --------------  --------------  --------------
Units end of year..............           1,294           1,268           7,328           7,379         170,168         177,849
                                 ==============  ==============  ==============  ==============  ==============  ==============

                                       T. ROWE PRICE ES                 T. ROWE PRICE ES                  T. ROWE PRICE ES
                                         EQUITY INCOME                   MID-CAP GROWTH                  MODERATE ALLOCATION
                                           DIVISION                         DIVISION                          DIVISION
                                 ------------------------------  -------------------------------  --------------------------------
                                      2020            2019            2020             2019            2020             2019
                                 --------------  --------------  ---------------  --------------  ---------------  ---------------

Units beginning of year........             729             799            6,154           6,030          423,099          451,357
Units issued and transferred
   from other funding options..             154             131            2,235           2,602           86,618          103,293
Units redeemed and transferred
   to other funding options....           (266)           (201)          (2,335)         (2,478)        (118,394)        (131,551)
                                 --------------  --------------  ---------------  --------------  ---------------  ---------------
Units end of year..............             617             729            6,054           6,154          391,323          423,099
                                 ==============  ==============  ===============  ==============  ===============  ===============

                                       T. ROWE PRICE ES                T. ROWE PRICE FIS
                                      NEW AMERICA GROWTH               LIMITED-TERM BOND
                                           DIVISION                        DIVISION
                                 ------------------------------  ------------------------------
                                      2020            2019            2020            2019
                                 --------------  --------------  --------------  --------------

Units beginning of year........         190,330         205,722         816,764         844,373
Units issued and transferred
   from other funding options..          51,636          62,837         390,861         439,493
Units redeemed and transferred
   to other funding options....        (62,440)        (78,229)       (431,997)       (467,102)
                                 --------------  --------------  --------------  --------------
Units end of year..............         179,526         190,330         775,628         816,764
                                 ==============  ==============  ==============  ==============

(a) For the period April 29, 2019 to December 31, 2019.

                    PARAGON SEPARATE ACCOUNT B
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8.  FINANCIAL HIGHLIGHTS

The Company sells a number of variable life products which have unique combinations of features and fees, some of which directly affect the unit values of the Divisions. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.

The following table is a summary of unit values and units outstanding for the
Policies, net assets, net investment income ratios, expense ratios, excluding expenses for the underlying fund, portfolio or series, and total return ratios for the respective stated periods in the five years ended December 31, 2020:

                                                     AS OF DECEMBER 31
                                         ----------------------------------------
                                                        UNIT VALUE
                                                         LOWEST TO        NET
                                            UNITS       HIGHEST ($)   ASSETS ($)
                                         ----------  ---------------  -----------

  American Funds(R) New World      2020     155,150            29.54    4,583,118
     Division                      2019     150,724            24.02    3,620,878
                                   2018     157,269            18.69    2,940,058
                                   2017     149,541            21.86    3,268,835
                                   2016     143,589            16.98    2,437,508

  American Funds(R) U.S.           2020     103,011            13.90    1,431,512
     Government/AAA-Rated          2019      99,426            12.72    1,264,572
     Securities Division           2018     105,125            12.12    1,274,539
                                   2017      98,946            12.11    1,197,829
                                   2016      87,542            11.98    1,048,556

  BHFTI Brighthouse/Aberdeen       2020     591,250    15.41 - 15.79    9,246,860
     Emerging Markets Equity       2019     621,168    12.16 - 12.37    7,634,274
     Division                      2018     628,354    10.12 - 10.23    6,397,360
                                   2017     615,300    11.85 - 11.88    7,300,930
                                   2016     620,312             9.29    5,759,652

  BHFTI                            2020      87,319            47.26    4,126,737
     Brighthouse/Wellington Large  2019      85,878            38.94    3,344,480
     Cap Research Division         2018      85,868            29.71    2,551,183
                                   2017      79,457            31.90    2,534,569
                                   2016      73,342            26.32    1,930,707

  BHFTI Invesco Global Equity      2020     498,674    40.19 - 41.20   20,441,169
     Division                      2019     528,665    31.65 - 32.21   16,970,446
                                   2018     531,836    24.18 - 24.42   12,960,443
                                   2017     501,259    27.99 - 28.05   14,055,550
                                   2016     457,748            20.57    9,413,604

  BHFTI Loomis Sayles Growth       2020      83,610            40.59    3,393,699
     Division                      2019      83,901            30.85    2,588,735
                                   2018      94,185            25.10    2,364,423
                                   2017      91,012            27.14    2,470,270
                                   2016      84,977            23.04    1,957,706

  BHFTII BlackRock Capital         2020     147,129            61.45    9,041,689
     Appreciation Division         2019     139,465            44.02    6,139,005
                                   2018     133,249            33.38    4,448,188
                                   2017     129,473            32.84    4,251,761
                                   2016     122,924            24.70    3,036,695

  BHFTII BlackRock                 2020     577,820             9.78    5,648,716
     Ultra-Short Term Bond         2019     573,192             9.81    5,621,566
     Division                      2018     563,862             9.68    5,455,506
                                   2017     529,801             9.58    5,073,104
                                   2016     487,429     9.56 - 26.96    4,661,047

                                                   FOR THE YEAR ENDED DECEMBER 31
                                         --------------------------------------------------
                                         INVESTMENT(1)  EXPENSE RATIO(2)    TOTAL RETURN(3)
                                            INCOME          LOWEST TO          LOWEST TO
                                           RATIO (%)       HIGHEST (%)        HIGHEST (%)
                                         -------------  ----------------  -----------------

  American Funds(R) New World      2020       0.25               0.75                 22.96
     Division                      2019       1.19               0.75                 28.50
                                   2018       1.13               0.75               (14.48)
                                   2017       1.21               0.75                 28.77
                                   2016       1.08               0.75                  4.80

  American Funds(R) U.S.           2020       2.00               0.75                  9.26
     Government/AAA-Rated          2019       2.25               0.75                  4.91
     Securities Division           2018       2.14               0.75                  0.15
                                   2017       1.63               0.75                  1.07
                                   2016       1.70               0.75                  0.68

  BHFTI Brighthouse/Aberdeen       2020       2.17        0.00 - 0.75         26.72 - 27.68
     Emerging Markets Equity       2019       1.91        0.00 - 0.75         20.08 - 20.98
     Division                      2018       2.89        0.00 - 0.75     (14.56) - (13.92)
                                   2017       1.32        0.00 - 0.75          3.25 - 27.63
                                   2016       0.78               0.75                 11.00

  BHFTI                            2020       1.14               0.75                 21.35
     Brighthouse/Wellington Large  2019       1.14               0.75                 31.08
     Cap Research Division         2018       1.03               0.75                (6.86)
                                   2017       1.09               0.75                 21.17
                                   2016       2.32               0.75                  7.69

  BHFTI Invesco Global Equity      2020       0.90        0.00 - 0.75         26.96 - 27.92
     Division                      2019       1.05        0.00 - 0.75         30.92 - 31.91
                                   2018       1.24        0.00 - 0.75     (13.62) - (12.96)
                                   2017       1.11        0.00 - 0.75         10.34 - 36.10
                                   2016       0.37               0.75                (0.29)

  BHFTI Loomis Sayles Growth       2020       0.82               0.75                 31.55
     Division                      2019       1.05               0.75                 22.91
                                   2018       0.79               0.75                (7.51)
                                   2017       0.93               0.75                 17.81
                                   2016       0.66               0.75                  2.22

  BHFTII BlackRock Capital         2020         --               0.75                 39.61
     Appreciation Division         2019       0.21               0.75                 31.86
                                   2018       0.12               0.75                  1.66
                                   2017       0.10               0.75                 32.93
                                   2016         --               0.75                (0.66)

  BHFTII BlackRock                 2020       1.93               0.75                (0.32)
     Ultra-Short Term Bond         2019       1.77               0.75                  1.37
     Division                      2018       1.00               0.75                  1.04
                                   2017       0.33               0.75                  0.14
                                   2016       0.07        0.75 - 0.90       (0.40) - (0.33)

                    PARAGON SEPARATE ACCOUNT B
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                     AS OF DECEMBER 31                       FOR THE YEAR ENDED DECEMBER 31
                                        ----------------------------------------  --------------------------------------------------
                                                       UNIT VALUE                 INVESTMENT(1)  EXPENSE RATIO(2)    TOTAL RETURN(3)
                                                        LOWEST TO         NET        INCOME          LOWEST TO          LOWEST TO
                                            UNITS      HIGHEST ($)    ASSETS ($)    RATIO (%)       HIGHEST (%)        HIGHEST (%)
                                        -----------  ---------------  ----------  -------------  ----------------  -----------------

  BHFTII MetLife Aggregate        2020      505,783    14.59 - 14.96   7,520,742       2.99        0.00 - 0.75           6.41 - 7.21
     Bond Index Division          2019      434,137    13.72 - 13.96   6,030,287       3.14        0.00 - 0.75           7.82 - 8.64
                                  2018      421,130    12.72 - 12.85   5,395,701       3.05        0.00 - 0.75       (0.93) - (0.18)
                                  2017      453,893    12.84 - 12.87   5,837,670       2.88        0.00 - 0.75         (0.28) - 2.49
                                  2016      382,546            12.53   4,792,223       1.12               0.75                  1.58

  BHFTII MetLife Mid Cap          2020      853,475    44.46 - 45.57  38,754,604       1.45        0.00 - 0.75         12.55 - 13.39
     Stock Index Division         2019      876,781    39.50 - 40.19  35,153,903       1.38        0.00 - 0.75         25.01 - 25.95
                                  2018      872,778    31.60 - 31.91  27,810,265       1.24        0.00 - 0.75     (11.97) - (11.30)
                                  2017      843,751    35.90 - 35.98  30,346,497       1.37        0.00 - 0.75         11.02 - 15.08
                                  2016      773,902            31.19  24,138,337       0.33               0.75                 19.53

  BHFTII MetLife MSCI EAFE(R)     2020      333,422    22.62 - 23.19   7,690,660       3.14        0.00 - 0.75           7.04 - 7.85
     Index Division               2019      332,561    21.13 - 21.50   7,124,974       2.67        0.00 - 0.75         21.02 - 21.93
                                  2018      324,203    17.46 - 17.64   5,705,359       2.98        0.00 - 0.75     (14.56) - (13.91)
                                  2017      308,490    20.44 - 20.48   6,316,230       2.60        0.00 - 0.75          6.05 - 23.97
                                  2016      253,549            16.49   4,179,869       0.97               0.75                  0.58

  BHFTII MetLife Russell 2000(R)  2020    1,019,022    46.07 - 47.23  47,381,459       1.35        0.00 - 0.75         18.73 - 19.62
     Index Division               2019    1,051,308    38.81 - 39.49  41,061,526       1.19        0.00 - 0.75         24.68 - 25.62
                                  2018    1,124,338    31.13 - 31.43  35,112,950       1.10        0.00 - 0.75     (11.64) - (10.97)
                                  2017    1,109,389    35.22 - 35.31  39,108,048       1.21        0.00 - 0.75          9.95 - 13.81
                                  2016    1,100,058            30.95  34,046,352       1.17               0.75                 20.38

  BHFTII MetLife Stock Index      2020    1,608,600    48.88 - 50.11  80,480,371       1.85        0.00 - 0.75         17.22 - 18.10
     Division                     2019    1,644,413    41.70 - 42.43  69,701,660       2.11        0.00 - 0.75         30.17 - 31.15
                                  2018    1,619,472    32.04 - 32.35  52,368,285       1.77        0.00 - 0.75       (5.32) - (4.60)
                                  2017    1,544,461    33.84 - 33.92  52,373,653       1.76        0.00 - 0.75          9.02 - 20.63
                                  2016    1,450,133            28.05  40,675,615       0.21               0.75                 10.84

  BHFTII MFS(R) Total Return      2020      850,939    27.32 - 28.01  23,781,106       2.45        0.00 - 0.75           8.94 - 9.76
     Division                     2019      865,566    25.08 - 25.52  22,054,170       2.36        0.00 - 0.75         19.47 - 20.37
                                  2018      896,547    20.99 - 21.20  18,989,729       2.30        0.00 - 0.75       (6.28) - (5.57)
                                  2017      857,017    22.40 - 22.45  19,235,382       2.52        0.00 - 0.75          4.98 - 11.61
                                  2016      803,619            20.07  16,127,461       0.54               0.75                  8.38

  BHFTII MFS(R) Value Division    2020      136,364            37.54   5,118,690       1.97               0.75                  3.18
                                  2019      135,270            36.38   4,921,104       1.86               0.75                 29.16
                                  2018      144,123            28.17   4,059,455       1.78               0.75               (10.73)
                                  2017       53,131            31.55   1,676,373       2.04               0.75                 17.12
                                  2016       51,920            26.94   1,398,681       2.22               0.75                 13.54

  BHFTII Western Asset            2020      106,193            12.88   1,368,277       6.18               0.75                  6.11
     Management Strategic Bond    2019      111,990            12.14   1,359,819       4.81               0.75                 13.63
     Opportunities Division       2018      120,251            10.69   1,284,962       5.37               0.75                (4.52)
     (Commenced 4/29/2016)        2017      117,575            11.19   1,315,855       3.97               0.75                  7.42
                                  2016      114,459            10.42   1,192,495       1.46               0.75                  0.00

  DWS I Bond VIP Division         2020        5,346            18.15      97,006       2.29               0.75                  8.26
                                  2019       12,194            16.76     204,407       2.53               0.75                  9.80
                                  2018       10,236            15.27     156,273       4.47               0.75                (3.39)
                                  2017       12,429            15.80     196,399       2.90               0.75                  5.04
                                  2016       12,886            15.04     193,850       5.65               0.75                  5.14

                    PARAGON SEPARATE ACCOUNT B
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                     AS OF DECEMBER 31                       FOR THE YEAR ENDED DECEMBER 31
                                        -----------------------------------------  -------------------------------------------------
                                                       UNIT VALUE                  INVESTMENT(1)  EXPENSE RATIO(2)   TOTAL RETURN(3)
                                                        LOWEST TO         NET         INCOME          LOWEST TO         LOWEST TO
                                            UNITS      HIGHEST ($)    ASSETS ($)     RATIO (%)       HIGHEST (%)       HIGHEST (%)
                                        -----------  ---------------  -----------  -------------  ----------------  ----------------

  DWS I Capital Growth VIP        2020        8,660           146.85    1,271,808       0.47               0.75                38.00
     Division                     2019       11,460           106.41    1,219,534       0.43               0.75                36.11
                                  2018       10,939            78.18      855,226       0.82               0.75               (2.34)
                                  2017       12,680            80.05    1,015,032       0.73               0.75                25.36
                                  2016       15,653            63.86      999,566       0.87               0.75                 3.47

  DWS I Core Equity VIP           2020       12,495            46.78      584,586       1.28               0.75                15.26
     Division                     2019       17,929            40.59      727,713       1.06               0.75                29.33
                                  2018       18,152            31.38      569,687       1.80               0.75               (6.39)
                                  2017       24,549            33.53      823,091       1.22               0.75                20.12
                                  2016       29,004            27.91      809,583       1.44               0.75                 9.65

  DWS I CROCI(R) International    2020      392,418    22.18 - 22.78    8,709,039       3.44               0.75                 1.84
     VIP Division                 2019      396,089    21.78 - 22.37    8,633,998       3.09               0.75                20.86
                                  2018      451,479    18.02 - 18.51    8,141,037       1.06               0.75              (15.04)
                                  2017      493,997    21.21 - 21.79   10,485,501       6.88               0.75                21.05
                                  2016      516,425    17.52 - 18.00    9,054,008      10.43               0.75               (0.01)

  DWS I Global Small Cap VIP      2020       15,789            32.93      519,982       0.69               0.75                16.48
     Division                     2019       11,634            28.27      328,924         --               0.75                20.38
                                  2018       12,672            23.49      297,616       0.28               0.75              (21.11)
                                  2017       14,828            29.77      441,417         --               0.75                19.13
                                  2016       16,924            24.99      422,915       0.41               0.75                 0.81

  DWS II Global Income            2020        8,956            46.36      415,182       3.00               0.75                 7.47
     Builder VIP Division         2019       10,833            43.14      467,284       4.06               0.75                19.27
                                  2018       10,612            36.17      383,810       3.97               0.75               (8.36)
                                  2017       12,555            39.47      495,490       3.25               0.75                15.67
                                  2016       17,154            34.12      585,286       4.15               0.75                 6.02

  DWS II Government Money         2020   16,646,960             1.02   16,966,086       0.23               0.75               (0.52)
     Market VIP Division          2019   15,703,580             1.02   16,087,633       1.76               0.75                 1.01
                                  2018   16,445,092             1.01   16,678,832       1.45               0.75                 0.63
                                  2017   17,427,140             1.01   17,564,113       0.45               0.75               (0.29)
                                  2016   17,407,325             1.01   17,595,831       0.05               0.75               (0.69)

  DWS II Small Mid Cap Growth     2020        8,290            37.12      307,693       0.04               0.75                29.20
     VIP Division                 2019        8,589            28.73      246,752         --               0.75                21.50
                                  2018        7,600            23.64      179,690         --               0.75              (14.24)
                                  2017       10,306            27.57      284,128       0.09               0.75                21.21
                                  2016       13,178            22.75      299,739         --               0.75                 8.26

  Fidelity(R) VIP Asset Manager   2020        2,778            22.78       63,269       1.25               0.75                14.01
     Division                     2019        3,736            19.98       74,632       1.86               0.75                17.37
                                  2018        3,599            17.02       61,264       1.67               0.75               (6.06)
                                  2017        3,737            18.12       67,709       2.02               0.75                13.25
                                  2016        3,389            16.00       54,219       1.64               0.75                 2.30

  Fidelity(R) VIP Asset Manager:  2020       18,161            24.97      453,432       1.13               0.75                16.39
     Growth Division              2019       17,796            21.45      381,763       1.72               0.75                21.91
                                  2018       15,498            17.60      272,723       1.60               0.75               (8.34)
                                  2017       11,428            19.20      219,408       1.47               0.75                17.84
                                  2016       10,630            16.29      173,181       1.50               0.75                 1.70

                    PARAGON SEPARATE ACCOUNT B
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                     AS OF DECEMBER 31                      FOR THE YEAR ENDED DECEMBER 31
                                          ---------------------------------------  -------------------------------------------------
                                                         UNIT VALUE                INVESTMENT(1)  EXPENSE RATIO(2)   TOTAL RETURN(3)
                                                          LOWEST TO        NET        INCOME          LOWEST TO         LOWEST TO
                                             UNITS       HIGHEST ($)   ASSETS ($)    RATIO (%)       HIGHEST (%)       HIGHEST (%)
                                          ----------  ---------------  ----------  -------------  ----------------  ----------------

  Fidelity(R) VIP Contrafund        2020     447,306           148.40  66,381,410      0.25                0.75                29.59
     Division                       2019     481,329           114.52  55,120,982      0.45                0.75                30.60
                                    2018     560,960            87.69  49,190,277      0.70                0.75               (7.08)
                                    2017     595,865            94.37  56,232,125      0.99                0.75                20.97
                                    2016     634,679            78.01  49,513,163      0.81                0.75                 7.20

  Fidelity(R) VIP Equity-Income     2020     319,815   87.66 - 115.12  28,130,541      1.83                0.75                 5.89
     Division                       2019     331,359   82.78 - 108.71  27,544,572      1.97                0.75                26.49
                                    2018     364,508    65.44 - 85.94  23,966,581      2.25                0.75               (8.98)
                                    2017     391,793    71.90 - 94.42  28,262,022      1.68                0.75                12.05
                                    2016     421,740    64.17 - 84.27  27,139,502      2.32                0.75                17.14

  Fidelity(R) VIP Freedom 2010      2020     119,833            19.47   2,332,790      1.16                0.75                11.65
     Division                       2019     180,047            17.44   3,139,307      2.18                0.75                15.22
                                    2018     177,894            15.13   2,691,936      1.66                0.75               (4.73)
                                    2017     172,185            15.88   2,734,799      1.79                0.75                12.23
                                    2016     137,180            14.15   1,941,310      1.55                0.75                 4.66

  Fidelity(R) VIP Freedom 2020      2020     286,158            20.51   5,868,829      1.28                0.75                14.20
     Division                       2019     309,461            17.96   5,557,751      1.88                0.75                19.23
                                    2018     414,463            15.06   6,242,954      1.51                0.75               (6.57)
                                    2017     427,198            16.12   6,887,241      1.71                0.75                15.75
                                    2016     380,702            13.93   5,302,629      1.59                0.75                 5.33

  Fidelity(R) VIP Freedom 2030      2020     542,502            22.17  12,027,479      1.27                0.75                16.01
     Division                       2019     568,860            19.11  10,871,060      2.02                0.75                23.50
                                    2018     563,612            15.47   8,721,397      1.31                0.75               (8.47)
                                    2017     596,143            16.91  10,078,821      1.49                0.75                20.06
                                    2016     553,621            14.08   7,796,008      1.52                0.75                 5.81

  Fidelity(R) VIP Freedom 2040      2020     276,994            27.09   7,503,091      1.07                0.75                18.39
     Division                       2019     268,004            22.88   6,132,110      1.86                0.75                27.56
                                    2018     263,230            17.94   4,721,513      1.29                0.75              (10.56)
                                    2017     198,892            20.06   3,988,786      1.30                0.75                22.68
                                    2016     168,450            16.35   2,753,823      1.53                0.75                 6.04

  Fidelity(R) VIP Freedom 2050      2020     121,315            27.31   3,312,715      1.10                0.75                18.39
     Division                       2019      99,247            23.07   2,289,202      1.82                0.75                27.55
                                    2018      93,550            18.08   1,691,719      1.22                0.75              (10.57)
                                    2017      76,061            20.22   1,537,962      1.34                0.75                22.60
                                    2016      72,278            16.49   1,192,047      1.63                0.75                 6.04

  Fidelity(R) VIP Government        2020     846,663             1.59   1,349,094      0.32                0.75               (0.43)
     Money Market Division          2019     918,910             1.60   1,470,563      2.00                0.75                 1.25
                                    2018     915,239             1.58   1,446,557      1.63                0.75                 0.89
                                    2017     966,385             1.57   1,513,948      0.67                0.75               (0.08)
                                    2016     794,071             1.57   1,244,940      0.20                0.75               (0.55)

  Fidelity(R) VIP Growth Division   2020     211,290  248.16 - 287.36  52,735,891      0.07                0.75                42.82
                                    2019     222,598  173.76 - 201.21  38,934,055      0.26                0.75                33.31
                                    2018     246,645  130.35 - 150.93  32,354,552      0.24                0.75               (0.92)
                                    2017     257,473  131.55 - 152.33  34,046,945      0.22                0.75                34.13
                                    2016     274,928   98.08 - 113.57  27,087,594      0.04                0.75                 0.05

                    PARAGON SEPARATE ACCOUNT B
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                        AS OF DECEMBER 31
                                            ---------------------------------------
                                                          UNIT VALUE
                                                           LOWEST TO         NET
                                               UNITS      HIGHEST ($)    ASSETS ($)
                                            ----------  ---------------  ----------

  Fidelity(R) VIP High Income         2020       7,644            39.33     300,645
     Division                         2019       8,377            38.57     323,065
                                      2018       9,144            33.76     308,696
                                      2017       9,154            35.17     321,937
                                      2016      10,798            33.14     357,817

  Fidelity(R) VIP Index 500 Division  2020     144,758  555.49 - 601.28  80,535,313
                                      2019     153,271  473.35 - 512.37  72,701,897
                                      2018     165,670  363.08 - 393.01  60,269,237
                                      2017     172,711  383.03 - 414.61  66,266,318
                                      2016     182,328  317.06 - 343.20  57,903,136

  Fidelity(R) VIP Investment Grade    2020      38,808            39.25   1,523,213
     Bond Division                    2019      37,771            36.15   1,365,429
                                      2018      37,147            33.21   1,233,704
                                      2017      35,785            33.64   1,203,863
                                      2016      35,900            32.52   1,167,576

  Fidelity(R) VIP Mid Cap Division    2020      90,580           110.15   9,977,547
                                      2019      93,797            93.90   8,807,815
                                      2018     101,522            76.64   7,780,558
                                      2017     101,045            90.36   9,130,053
                                      2016     102,875            75.35   7,752,022

  Fidelity(R) VIP Overseas Division   2020      11,596            60.52     701,735
                                      2019      12,988            52.74     684,969
                                      2018      13,072            41.59     543,671
                                      2017      12,435            49.19     611,640
                                      2016      13,585            38.04     516,716

  Fidelity(R) VIP Real Estate         2020      19,635    17.35 - 45.29     782,977
     Division                         2019      28,793    18.71 - 48.83   1,012,314
                                      2018      27,555    15.30 - 39.93     844,815
                                      2017      29,893    16.44 - 42.90     959,572
                                      2016      32,953    15.91 - 41.53   1,001,208

  Fidelity(R) VIP Value Division      2020      13,482            32.05     432,084
                                      2019      15,429            30.39     468,859
                                      2018      15,934            23.17     369,240
                                      2017      16,605            27.10     449,980
                                      2016      15,992            23.62     377,759

  Invesco V.I. Diversified Dividend   2020       5,257            68.80     361,730
     Division                         2019       7,155            69.33     496,075
                                      2018       9,844            55.92     550,512
                                      2017      10,764            61.06     657,230
                                      2016      15,069            56.74     855,040

  Invesco V.I. Equity and Income      2020         294            48.05      14,138
     Division                         2019       1,010            44.09      44,547
                                      2018       1,743            36.97      64,430
                                      2017       1,980            41.22      81,628
                                      2016       1,798            37.46      67,333

                                                      FOR THE YEAR ENDED DECEMBER 31
                                            -------------------------------------------------
                                            INVESTMENT(1)  EXPENSE RATIO(2)   TOTAL RETURN(3)
                                               INCOME          LOWEST TO         LOWEST TO
                                              RATIO (%)       HIGHEST (%)       HIGHEST (%)
                                            -------------  ----------------  ----------------

  Fidelity(R) VIP High Income         2020       4.99               0.75                 1.98
     Division                         2019       4.88               0.75                14.25
                                      2018       5.61               0.75               (4.01)
                                      2017       4.89               0.75                 6.14
                                      2016       5.60               0.75                13.75

  Fidelity(R) VIP Index 500 Division  2020       1.77               0.75                17.35
                                      2019       1.95               0.75                30.37
                                      2018       1.86               0.75               (5.21)
                                      2017       1.80               0.75                20.81
                                      2016       1.49               0.75                11.02

  Fidelity(R) VIP Investment Grade    2020       2.23               0.75                 8.57
     Bond Division                    2019       2.78               0.75                 8.85
                                      2018       2.58               0.75               (1.28)
                                      2017       2.40               0.75                 3.44
                                      2016       2.44               0.75                 3.96

  Fidelity(R) VIP Mid Cap Division    2020       0.67               0.75                17.30
                                      2019       0.85               0.75                22.53
                                      2018       0.65               0.75              (15.18)
                                      2017       0.71               0.75                19.91
                                      2016       0.52               0.75                11.40

  Fidelity(R) VIP Overseas Division   2020       0.46               0.75                14.75
                                      2019       1.73               0.75                26.81
                                      2018       1.61               0.75              (15.45)
                                      2017       1.43               0.75                29.31
                                      2016       1.53               0.75               (5.77)

  Fidelity(R) VIP Real Estate         2020       2.16               0.75               (7.25)
     Division                         2019       1.75               0.75                22.30
                                      2018       2.79               0.75               (6.93)
                                      2017       1.81               0.75                 3.29
                                      2016       1.49               0.75                 4.96

  Fidelity(R) VIP Value Division      2020       1.47               0.75                 5.46
                                      2019       1.81               0.75                31.14
                                      2018       1.09               0.75              (14.49)
                                      2017       1.37               0.75                14.72
                                      2016       1.13               0.75                11.24

  Invesco V.I. Diversified Dividend   2020       3.00               0.90               (0.76)
     Division                         2019       2.80               0.90                23.97
                                      2018       2.30               0.90               (8.41)
                                      2017       1.63               0.90                 7.60
                                      2016       1.43               0.90                13.78

  Invesco V.I. Equity and Income      2020       1.78               0.90                 8.96
     Division                         2019       2.44               0.90                19.29
                                      2018       2.53               0.90              (10.32)
                                      2017       1.78               0.90                10.04
                                      2016       1.81               0.90                14.09

                    PARAGON SEPARATE ACCOUNT B
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                       AS OF DECEMBER 31
                                           ----------------------------------------
                                                          UNIT VALUE
                                                           LOWEST TO         NET
                                               UNITS      HIGHEST ($)    ASSETS ($)
                                           -----------  ---------------  ----------

  Invesco V.I. Global Core Equity    2020        8,978            40.29     361,713
     Division                        2019        9,352            35.90     335,762
                                     2018       13,984            28.94     404,656
                                     2017       11,387            34.48     392,647
                                     2016        9,281            28.31     262,725

  Invesco V.I. High Yield Division   2020        1,011            12.78      12,923
                                     2019        1,125            12.48      14,041
                                     2018        2,409            11.09      26,727
                                     2017        3,816            11.58      44,203
                                     2016        4,004            10.99      44,020

  MFS(R) VIT Global Equity Division  2020      269,286    43.96 - 44.03  11,854,053
                                     2019      288,131    39.10 - 39.16  11,280,247
                                     2018      314,131    30.17 - 30.21   9,489,706
                                     2017      326,553    33.68 - 33.73  11,012,768
                                     2016      343,036    27.35 - 27.39   9,394,459

  MFS(R) VIT Growth Division         2020      256,612  110.63 - 110.65  28,392,910
                                     2019      277,118    84.53 - 84.55  23,429,324
                                     2018      304,350    61.65 - 61.66  18,766,180
                                     2017      315,736    60.50 - 60.51  19,105,728
                                     2016      331,643    46.39 - 46.40  15,386,733

  MFS(R) VIT Investors Trust         2020        1,848            67.91     125,515
     Division                        2019        2,135            60.09     128,316
                                     2018        2,263            46.01     104,145
                                     2017        2,152            49.05     105,581
                                     2016        2,251            40.07      90,203

  MFS(R) VIT Mid Cap Growth          2020        9,669            27.71     267,946
     Division                        2019       10,049            20.46     205,588
                                     2018       10,409            14.87     154,734
                                     2017        9,369            14.80     138,621
                                     2016        8,722            11.74     102,378

  MFS(R) VIT New Discovery           2020        7,200            87.36     629,009
     Division                        2019        7,476            60.33     451,014
                                     2018        5,540            42.90     237,631
                                     2017        5,550            43.87     243,462
                                     2016        5,624            34.90     196,259

  MFS(R) VIT Research Division       2020        2,256            73.14     165,001
                                     2019        2,649            63.21     167,445
                                     2018        2,633            47.90     126,121
                                     2017        2,576            50.47     129,984
                                     2016        2,588            41.22     106,671

  MFS(R) VIT Total Return Bond       2020      257,138    30.67 - 31.44   8,084,805
     Division                        2019      293,022    28.49 - 28.99   8,493,812
                                     2018      246,173    26.05 - 26.30   6,474,955
                                     2017      247,426    26.53 - 26.59   6,579,485
                                     2016      197,168            25.59   5,045,435

                                                     FOR THE YEAR ENDED DECEMBER 31
                                           -------------------------------------------------
                                           INVESTMENT(1)  EXPENSE RATIO(2)   TOTAL RETURN(3)
                                              INCOME          LOWEST TO         LOWEST TO
                                             RATIO (%)       HIGHEST (%)       HIGHEST (%)
                                           -------------  ----------------  ----------------

  Invesco V.I. Global Core Equity    2020       1.41               0.90                12.21
     Division                        2019       1.44               0.90                24.08
                                     2018       1.09               0.90              (16.08)
                                     2017       1.31               0.90                21.80
                                     2016       0.97               0.90                 5.86

  Invesco V.I. High Yield Division   2020       6.01               0.90                 2.39
                                     2019       4.02               0.90                12.49
                                     2018       5.55               0.90               (4.22)
                                     2017       4.01               0.90                 5.35
                                     2016       3.71               0.90                10.22

  MFS(R) VIT Global Equity Division  2020       1.17               0.75                12.44
                                     2019       1.09               0.75                29.59
                                     2018       0.95               0.75              (10.42)
                                     2017       0.85               0.75                23.15
                                     2016       0.96               0.75                 6.54

  MFS(R) VIT Growth Division         2020         --               0.75                30.87
                                     2019         --               0.75                37.12
                                     2018       0.09               0.75                 1.90
                                     2017       0.11               0.75                30.43
                                     2016       0.04               0.75                 1.68

  MFS(R) VIT Investors Trust         2020       0.64               0.75                13.02
     Division                        2019       0.68               0.75                30.60
                                     2018       0.65               0.75               (6.20)
                                     2017       0.73               0.75                22.43
                                     2016       0.86               0.75                 7.78

  MFS(R) VIT Mid Cap Growth          2020         --               0.75                35.46
     Division                        2019         --               0.75                37.63
                                     2018         --               0.75                 0.47
                                     2017       0.12               0.75                26.05
                                     2016         --               0.75                 4.13

  MFS(R) VIT New Discovery           2020         --               0.75                44.80
     Division                        2019         --               0.75                40.64
                                     2018         --               0.75               (2.22)
                                     2017         --               0.75                25.71
                                     2016         --               0.75                 8.24

  MFS(R) VIT Research Division       2020       0.72               0.75                15.72
                                     2019       0.79               0.75                31.95
                                     2018       0.71               0.75               (5.09)
                                     2017       1.40               0.75                22.45
                                     2016       0.79               0.75                 7.92

  MFS(R) VIT Total Return Bond       2020       3.43        0.00 - 0.75          7.66 - 8.47
     Division                        2019       3.59        0.00 - 0.75         9.38 - 10.21
                                     2018       3.25        0.00 - 0.75      (1.83) - (1.09)
                                     2017       3.40        0.00 - 0.75          0.15 - 3.68
                                     2016       6.89               0.75                 3.46

                    PARAGON SEPARATE ACCOUNT B
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                      AS OF DECEMBER 31
                                          ----------------------------------------
                                                         UNIT VALUE
                                                          LOWEST TO         NET
                                              UNITS      HIGHEST ($)    ASSETS ($)
                                          -----------  ---------------  ----------

  MFS(R) VIT Total Return Division  2020        8,763            62.27     545,655
                                    2019        8,906            57.13     508,823
                                    2018        8,818            47.82     421,646
                                    2017        8,828            51.04     450,586
                                    2016        8,906            45.79     407,825

  MFS(R) VIT Utilities Division     2020          557           123.30      68,623
                                    2019          571           117.30      66,992
                                    2018          667            94.50      63,021
                                    2017        1,383            94.22     130,324
                                    2016        1,337            82.66     110,557

  MFS(R) VIT Value Division         2020        7,468            38.75     289,376
                                    2019        7,660            37.73     289,028
                                    2018        8,555            29.29     250,558
                                    2017        8,735            32.82     286,691
                                    2016        8,978            28.10     252,332

  MFS(R) VIT II Core Equity         2020        1,118            69.06      77,203
     Division                       2019        1,340            58.62      78,557
                                    2018        2,580            44.34     114,407
                                    2017        2,517            46.46     116,929
                                    2016        2,476            37.50      92,832

  MFS(R) VIT II High Yield          2020          442            34.98      15,470
     Division                       2019          414            33.54      13,882
                                    2018          415            29.43      12,209
                                    2017          346            30.60      10,586
                                    2016          246            28.89       7,097

  MFS(R) VIT II Massachusetts       2020        8,929            40.96     365,731
     Investors Growth Stock         2019        9,576            33.68     322,534
     Division                       2018        9,869            24.25     239,295
                                    2017       10,209            24.24     247,414
                                    2016       10,580            19.01     201,154

  MFS(R) VIT II Strategic Income    2020           35            28.50         998
     Division                       2019           89            26.26       2,337
                                    2018           79            23.71       1,865
                                    2017           88            24.37       2,138
                                    2016           76            23.11       1,760

  MFS(R) VIT II U.S. Government     2020      499,178      9.48 - 9.72   4,849,542
     Money Market Division          2019      250,195      9.53 - 9.70   2,424,980
                                    2018      197,476      9.45 - 9.54   1,883,405
                                    2017      209,944      9.40 - 9.42   1,977,846
                                    2016      107,835             9.44   1,018,208

  Morgan Stanley VIF Global         2020        1,498            66.93     100,263
     Infrastructure Division        2019        1,716            68.32     117,267
                                    2018        3,318            53.73     178,302
                                    2017        1,436            58.84      84,471
                                    2016        2,633            52.56     138,373

                                                    FOR THE YEAR ENDED DECEMBER 31
                                          -------------------------------------------------
                                          INVESTMENT(1)  EXPENSE RATIO(2)   TOTAL RETURN(3)
                                             INCOME          LOWEST TO         LOWEST TO
                                            RATIO (%)       HIGHEST (%)       HIGHEST (%)
                                          -------------  ----------------  ----------------

  MFS(R) VIT Total Return Division  2020       2.31               0.75                 8.99
                                    2019       2.37               0.75                19.48
                                    2018       2.23               0.75               (6.32)
                                    2017       2.38               0.75                11.46
                                    2016       2.92               0.75                 8.28

  MFS(R) VIT Utilities Division     2020       2.50               0.75                 5.11
                                    2019       3.76               0.75                24.13
                                    2018       1.02               0.75                 0.30
                                    2017       4.38               0.75                13.98
                                    2016       3.93               0.75                10.64

  MFS(R) VIT Value Division         2020       1.58               0.75                 2.70
                                    2019       2.09               0.75                28.83
                                    2018       1.55               0.75              (10.76)
                                    2017       1.94               0.75                16.77
                                    2016       2.13               0.75                13.24

  MFS(R) VIT II Core Equity         2020       0.72               0.75                17.82
     Division                       2019       0.64               0.75                32.20
                                    2018       0.69               0.75               (4.55)
                                    2017       0.97               0.75                23.90
                                    2016       0.77               0.75                10.54

  MFS(R) VIT II High Yield          2020       5.82               0.75                 4.30
     Division                       2019       5.62               0.75                13.95
                                    2018       5.99               0.75               (3.81)
                                    2017       7.18               0.75                 5.89
                                    2016       7.21               0.75                12.97

  MFS(R) VIT II Massachusetts       2020       0.46               0.75                21.61
     Investors Growth Stock         2019       0.59               0.75                38.91
     Division                       2018       0.58               0.75                 0.05
                                    2017       0.65               0.75                27.47
                                    2016       0.60               0.75                 5.28

  MFS(R) VIT II Strategic Income    2020       3.47               0.75                 8.53
     Division                       2019       3.54               0.75                10.77
                                    2018       4.24               0.75               (2.72)
                                    2017       4.74               0.75                 5.45
                                    2016       3.18               0.75                 7.43

  MFS(R) VIT II U.S. Government     2020       0.15        0.00 - 0.75        (0.53) - 0.22
     Money Market Division          2019       1.61        0.00 - 0.75          0.88 - 1.63
                                    2018       1.25        0.00 - 0.75          0.50 - 1.26
                                    2017       0.31        0.00 - 0.75        (0.45) - 0.16
                                    2016       0.02               0.75               (0.74)

  Morgan Stanley VIF Global         2020       1.67               0.90               (2.04)
     Infrastructure Division        2019       2.71               0.90                27.15
                                    2018       2.17               0.90               (8.68)
                                    2017       2.83               0.90                11.95
                                    2016       2.03               0.90                14.23

                    PARAGON SEPARATE ACCOUNT B
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                    AS OF DECEMBER 31                        FOR THE YEAR ENDED DECEMBER 31
                                         ----------------------------------------  -------------------------------------------------
                                                       UNIT VALUE                  INVESTMENT(1)  EXPENSE RATIO(2)   TOTAL RETURN(3)
                                                        LOWEST TO         NET         INCOME          LOWEST TO         LOWEST TO
                                            UNITS      HIGHEST ($)    ASSETS ($)     RATIO (%)       HIGHEST (%)       HIGHEST (%)
                                         ----------  ---------------  -----------  -------------  ----------------  ----------------

  Morgan Stanley VIF Global        2020       2,794            14.88       41,572       1.43               0.90                 9.92
     Strategist Division           2019       3,537            13.54       47,881       1.54               0.90                16.72
                                   2018       6,191            11.60       71,797       0.95               0.90               (7.35)
                                   2017       3,796            12.52       47,518       0.88               0.90                15.07
                                   2016       7,268            10.88       79,062         --               0.90                 4.63

  Morgan Stanley VIF Growth        2020      68,465            22.78    1,559,390         --               0.90               115.36
     Division                      2019      86,284            10.58      912,538         --               0.90                 5.44
     (Commenced 4/29/2019)

  Morgan Stanley VIS Income        2020         644            39.22       25,275       2.63               0.90                 9.63
     Plus Division                 2019       1,120            35.77       40,068       3.09               0.90                14.92
                                   2018       1,467            31.13       45,666       3.29               0.90               (4.88)
                                   2017       1,499            32.72       49,046       3.20               0.90                 5.69
                                   2016       2,170            30.96       67,173       3.68               0.90                 6.12

  Putnam VT Diversified            2020       6,739            29.24      197,051       7.80               0.75               (1.50)
     Income Division               2019       6,713            29.69      199,304       3.47               0.75                10.72
                                   2018       6,638            26.81      177,989       4.33               0.75               (1.48)
                                   2017       6,511            27.22      177,218       6.19               0.75                 6.62
                                   2016       7,309            25.53      186,569       7.51               0.75                 4.97

  Putnam VT Emerging Markets       2020       4,472            33.74      150,856       0.28               0.75                27.29
     Equity Division               2019       4,480            26.50      118,744         --               0.75                24.28
                                   2018       4,284            21.33       91,367       0.14               0.75              (19.02)
                                   2017       4,241            26.33      111,694       1.25               0.75                34.36
                                   2016       4,050            19.60       79,380       1.23               0.75               (7.16)

  Putnam VT Equity Income          2020     169,293            42.93    7,267,783       1.97               0.75                 5.26
     Division                      2019     185,486            40.78    7,564,879       2.34               0.75                29.76
                                   2018     217,218            31.43    6,827,499       0.92               0.75               (8.96)
                                   2017     239,146            34.53    8,256,709       1.89               0.75                18.17
                                   2016     253,442            29.22    7,404,755       2.07               0.75                13.11

  Putnam VT Global Asset           2020       5,504            66.09      363,773       2.15               0.75                11.74
     Allocation Division           2019       5,997            59.15      354,728       1.74               0.75                16.54
                                   2018       6,298            50.75      319,637       2.14               0.75               (7.72)
                                   2017       7,582            55.00      417,021       1.70               0.75                14.80
                                   2016       7,946            47.91      380,689       2.20               0.75                 6.18

  Putnam VT Global Equity          2020       7,315            55.09      403,006       0.39               0.75                 9.49
     Division                      2019       8,586            50.32      432,063       0.01               0.75                25.98
                                   2018       8,612            39.94      343,989       0.55               0.75              (12.87)
                                   2017       7,902            45.85      362,273       1.58               0.75                27.75
                                   2016       8,366            35.89      300,254       1.39               0.75                 0.61

  Putnam VT Government Money       2020      72,182             1.39      100,426       0.23               0.75               (0.51)
     Market Division               2019      70,437             1.40       98,504       1.80               0.75                 1.04
                                   2018      68,670             1.38       95,042       1.42               0.75                 0.67
                                   2017     130,289             1.37      179,127       0.47               0.75               (0.28)
                                   2016      87,282             1.38      120,335       0.01               0.75               (0.73)

                    PARAGON SEPARATE ACCOUNT B
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                      AS OF DECEMBER 31                       FOR THE YEAR ENDED DECEMBER 31
                                         -----------------------------------------  ------------------------------------------------
                                                         UNIT VALUE                 INVESTMENT(1)  EXPENSE RATIO(2)  TOTAL RETURN(3)
                                                          LOWEST TO         NET        INCOME          LOWEST TO        LOWEST TO
                                             UNITS       HIGHEST ($)    ASSETS ($)    RATIO (%)       HIGHEST (%)      HIGHEST (%)
                                         -----------  ---------------  -----------  -------------  ----------------  ---------------

  Putnam VT Growth                 2020       61,532  234.53 - 235.04   14,460,864       0.25               0.75               38.05
     Opportunities Division        2019       63,351  169.89 - 170.26   10,785,132       0.37               0.75               36.09
     (Commenced 11/18/2016)        2018       69,198  124.84 - 125.11    8,656,730       0.06               0.75                1.83
                                   2017       72,885  122.60 - 122.86    8,953,910       0.14               0.75               30.32
                                   2016       76,071    94.07 - 94.28    7,171,103         --               0.75                0.62

  Putnam VT High Yield             2020      189,888    43.40 - 44.03    8,244,577       5.78               0.75                4.71
     Division                      2019      192,317    41.45 - 42.05    7,974,311       6.06               0.75               13.69
                                   2018      202,031    36.46 - 36.98    7,368,740       5.92               0.75              (4.31)
                                   2017      213,265    38.10 - 38.65    8,129,078       5.96               0.75                6.42
                                   2016      223,721    35.80 - 36.32    8,012,855       6.47               0.75               14.80

  Putnam VT Income Division        2020      234,731    39.36 - 39.69    9,239,582       4.94               0.75                5.22
                                   2019      246,460    37.41 - 37.72    9,220,064       3.42               0.75               11.41
                                   2018      255,494    33.58 - 33.86    8,579,374       3.26               0.75              (0.39)
                                   2017      265,956    33.71 - 33.99    8,965,296       4.50               0.75                5.12
                                   2016      272,869    32.07 - 32.33    8,751,234       4.61               0.75                1.50

  Putnam VT International          2020        7,569            34.47      260,920       1.84               0.75               11.51
     Equity Division               2019        7,997            30.91      247,231       1.62               0.75               24.61
                                   2018        8,073            24.81      200,276       1.65               0.75             (19.56)
                                   2017        7,875            30.84      242,860       2.33               0.75               25.98
                                   2016        8,394            24.48      205,480       3.70               0.75              (2.94)

  Putnam VT International          2020        1,294            27.36       35,418       2.71               0.75                3.45
     Value Division                2019        1,268            26.45       33,548       2.79               0.75               19.54
                                   2018        1,160            22.13       25,670       2.17               0.75             (18.00)
                                   2017        1,063            26.98       28,692       2.21               0.75               24.13
                                   2016        1,825            21.74       39,671       2.70               0.75                0.52

  Putnam VT Multi-Cap Core         2020        7,328            33.73      247,141       1.16               0.75               16.75
     Division                      2019        7,379            28.89      213,147       1.33               0.75               31.02
                                   2018        7,232            22.05      159,453       1.30               0.75              (8.14)
                                   2017        6,080            24.00      145,919       0.56               0.75               22.23
                                   2016        1,955            19.64       38,398       1.50               0.75               11.50

  Putnam VT Sustainable            2020      170,168  103.04 - 103.61   17,625,871       0.64               0.75               28.10
     Leaders Division              2019      177,849    80.44 - 80.88   14,380,951       0.69               0.75               35.70
                                   2018      195,213    59.28 - 59.61   11,632,537       0.01               0.75              (2.02)
                                   2017      200,812    60.50 - 60.84   12,213,202       0.83               0.75               28.59
                                   2016      207,970    47.05 - 47.31    9,836,449       0.98               0.75                7.25

  T. Rowe Price ES Equity          2020          617            59.18       36,526       2.32               0.75                0.43
     Income Division               2019          729            58.93       42,971       2.31               0.75               25.45
                                   2018          799            46.97       37,515       1.98               0.75             (10.18)
                                   2017          900            52.30       47,071       1.75               0.75               15.16
                                   2016        1,011            45.41       45,894       2.36               0.75               18.28

  T. Rowe Price ES Mid-Cap         2020        6,054           129.43      783,610         --               0.75               22.88
     Growth Division               2019        6,154           105.33      648,219       0.14               0.75               30.31
                                   2018        6,030            80.83      487,408         --               0.75              (2.77)
                                   2017        6,113            83.13      508,191         --               0.75               23.84
                                   2016        5,697            67.13      382,406         --               0.75                5.46

                    PARAGON SEPARATE ACCOUNT B
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONCLUDED)

8.  FINANCIAL HIGHLIGHTS -- (CONCLUDED)

                                                     AS OF DECEMBER 31                      FOR THE YEAR ENDED DECEMBER 31
                                          ---------------------------------------  -------------------------------------------------
                                                         UNIT VALUE                INVESTMENT(1)  EXPENSE RATIO(2)   TOTAL RETURN(3)
                                                          LOWEST TO        NET        INCOME          LOWEST TO         LOWEST TO
                                             UNITS       HIGHEST ($)   ASSETS ($)    RATIO (%)       HIGHEST (%)       HIGHEST (%)
                                          ----------  ---------------  ----------  -------------  ----------------  ----------------

  T. Rowe Price ES Moderate         2020     391,323    67.36 - 68.08  26,640,434      1.37                0.75               13.68
     Allocation Division            2019     423,099    59.26 - 59.88  25,337,071      1.96                0.75               18.91
                                    2018     451,357    49.83 - 50.36  22,731,621      1.79                0.75              (5.79)
                                    2017     476,563    52.90 - 53.46  25,476,054      1.52                0.75               16.54
                                    2016     497,098    45.39 - 45.87  22,803,152      1.66                0.75                5.66

  T. Rowe Price ES New America      2020     179,526           140.50  25,222,946        --                0.75               43.29
     Growth Division                2019     190,330            98.05  18,661,745      0.41                0.75               33.92
                                    2018     205,722            73.21  15,061,764      0.16                0.75                0.40
                                    2017     206,263            72.92  15,041,452      0.11                0.75               33.43
                                    2016     210,070            54.65  11,481,242      0.04                0.75                0.55

  T. Rowe Price FIS Limited-Term    2020     775,628             9.05   7,018,572      1.97                0.75                3.93
     Bond Division                  2019     816,764             8.71   7,111,607      2.40                0.75                3.57
                                    2018     844,373             8.41   7,098,401      2.01                0.75                0.42
                                    2017     895,352             8.37   7,495,448      1.46                0.75                0.30
                                    2016     939,221             8.35   7,839,066      1.36                0.75                0.61

1 These amounts represent the dividends, excluding distributions of capital gains, received by the Division from the underlying fund, portfolio or series, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against Policy owner accounts either through reductions in the unit values or the redemption of units. The investment income ratio is calculated for each period indicated or from the effective date through the end of the reporting period. The recognition of investment income by the Division is affected by the timing of the declaration of dividends by the underlying fund, portfolio or series in which the Division invests.

2 These amounts represent annualized Policy expenses of each of the applicable
  Divisions, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to Policy owner accounts through the redemption of units and expenses of the underlying fund, portfolio or series have been excluded.

3 These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, portfolio or series, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum returns, based on the minimum and maximum returns within each product grouping of the applicable Division.

This page is intentionally left blank.

Module
                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

              Item 8. Financial Statements and Supplementary Data

        Index to Consolidated Financial Statements, Notes and Schedules

                                                                           Page
                                                                          ------
Report of Independent Registered Public Accounting Firm..................      2
Financial Statements at December 31, 2020 and 2019 and for the Years
  Ended December 31, 2020, 2019 and 2018:

     Note 1 -- Business, Basis of Presentation and Summary of

     Note 4 -- Deferred Policy Acquisition Costs, Value of Business

Financial Statement Schedules at December 31, 2020 and 2019 and for
  the Years Ended December 31, 2020, 2019 and 2018:
  Schedule I -- Consolidated Summary of Investments -- Other Than

                                    MLIC-1

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the stockholder and the Board of Directors of Metropolitan Life Insurance
Company

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of Metropolitan
Life Insurance Company and subsidiaries (the "Company") as of December 31, 2020 and 2019, the related consolidated statements of operations, comprehensive income (loss), equity, and cash flows for each of the three years in the period ended December 31, 2020, and the related notes and the schedules listed in the
Index to Consolidated Financial Statements, Notes and Schedules (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for each of the three years in the period ended December 31,
2020, in conformity with accounting principles generally accepted in the United
States of America.

Basis for Opinion

These financial statements are the responsibility of the Company's management.
Our responsibility is to express an opinion on the Company's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are
required to be independent with respect to the Company in accordance with the
U.S. federal securities laws and the applicable rules and regulations of the
Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters

The critical audit matters communicated below are matters arising from the current-period audit of the financial statements that were communicated or required to be communicated to the audit committee and that (1) relate to accounts or disclosures that are material to the financial statements and
(2) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.

Fixed Maturity Securities Available-for-Sale -- Fair Value of Level 3 Fixed
Maturity Securities -- Refer to Notes 1, 7, and 9 to the financial statements

Critical Audit Matter Description

The Company has investments in certain fixed maturity securities classified as available-for-sale whose fair values are based on unobservable inputs that are supported by little or no market activity. When a price is not available in the active market, from an independent pricing service, or from independent broker quotations, management values the security using internal matrix pricing or discounted cash flow techniques. These investments are categorized as Level 3 and had an estimated fair value of $4.0 billion as of December 31, 2020.

                                    MLIC-2

Given management uses considerable judgment when estimating the fair value of
Level 3 fixed maturity securities determined using internal matrix pricing or discounted cash flow techniques, performing audit procedures to evaluate the estimate of fair value required a high degree of auditor judgment and an increased extent of effort. This audit effort included the use of professionals with specialized skills and knowledge, including our fair value specialists, to assist in performing procedures and evaluating the audit evidence obtained.

How the Critical Audit Matter Was Addressed in the Audit

Our audit procedures related to the valuation of Level 3 fixed maturity securities determined using internal matrix pricing or discounted cash flow techniques included the following, among others:

    .  We tested the effectiveness of controls over the determination of fair value.

    .  We tested the accuracy and completeness of relevant security attributes, including credit ratings, maturity dates and coupon rates, used in the determination of Level 3 fair values.

    .  With the involvement of our fair value specialists, we developed independent fair value estimates for a sample of securities and compared our estimates to the Company's estimates and evaluated differences. We developed our estimate by evaluating the observable and unobservable inputs used by management or developing independent inputs.

    .  We evaluated management's ability to accurately estimate fair value by comparing management's historical estimates to subsequent transactions, taking into account changes in market conditions subsequent to
       December 31, 2020.

Insurance Liabilities -- Valuation of Future Policy Benefits for Long-Term Care
Insurance -- Refer to Notes 1 and 3 to the financial statements

Critical Audit Matter Description

The Company's products include long-term care insurance. Liabilities for amounts payable under long-term care insurance are recorded in future policy benefits in the Company's consolidated balance sheets. Such liabilities are established based on actuarial assumptions at the time policies are issued, which are intended to estimate the experience for the period the policy benefits are payable. Significant adverse changes in experience on such contracts may require the establishment of premium deficiency reserves, which are based on current assumptions. Management's estimate of future policy benefits for long-term care insurance was $14.3 billion as of December 31, 2020.

Management applies considerable judgment in evaluating actual experience to determine whether a change in assumptions for long-term care insurance is warranted. Principal assumptions used in the valuation of future policy benefits for long-term care insurance include morbidity, policy lapse, investment returns and mortality.

Given the inherent uncertainty in selecting assumptions, we have determined that management's evaluation of actual experience when estimating future policy benefits for long-term care insurance policies is a critical audit matter, which required a high degree of auditor judgment and an increased extent of effort when performing audit procedures to evaluate the judgments made and the reasonableness of the assumptions used in the valuation. The audit effort included the use of professionals with specialized skill and knowledge, including our actuarial specialists, to assist in performing these procedures and evaluating the audit evidence obtained from these procedures.

How the Critical Audit Matter Was Addressed in the Audit

Our audit procedures related to the assumptions used to determine the estimate of future policy benefits for long-term care insurance, included, among others, the following:

    .  We tested the effectiveness of the control over the assumptions used in the valuation of future policy benefits and the effectiveness of the controls over the underlying data.

    .  With the involvement of our actuarial specialists, we:

       .  evaluated judgments applied by management in setting principal assumptions, including evaluating the results of experience studies used as the basis for setting those assumptions.

                                    MLIC-3

       .  evaluated management's estimate of, or developed an independent estimate of future policy benefits, on a sample basis, and evaluated differences. This included confirming that assumptions were applied as intended.

       .  evaluated the results of the Company's annual premium deficiency tests.

Derivatives -- Valuation of Embedded Derivative Liabilities -- Refer to Notes
1, 3, 8, and 9 to the financial statements

Critical Audit Matter Description

The Company's products include variable annuity contracts with guaranteed minimum benefits that provide the policyholder a minimum return based on their initial deposit adjusted for withdrawals. The guarantees on variable annuity contracts are accounted for as insurance liabilities or as embedded derivatives depending on how and when the benefit is paid. Guarantees accounted for as embedded derivatives include the non-life contingent portion of guaranteed minimum withdrawal benefits and certain non-life contingent portions of guaranteed minimum income benefits, and are recorded in policyholder account balances on the Company's consolidated balance sheet. Embedded derivatives are measured at estimated fair value separately from the host variable annuity contract using actuarial and capital market assumptions that are updated annually. Management's estimate of embedded derivative liabilities was $2.1 billion as of December 31, 2020.

Management applies considerable judgment in selecting assumptions used to estimate embedded derivative liabilities and changes in market conditions or variations in certain assumptions could result in significant fluctuations in the estimate. Principal assumptions include mortality, lapse, dynamic lapse, withdrawal, utilization, and risk-free rates and implied volatilities. The valuation of the embedded derivative liabilities is also based on complex calculations which are data intensive.

Given the inherent uncertainty in selecting assumptions and the complexity of the calculations, we have determined that management's valuation of the embedded derivative liabilities is a critical audit matter which required a high degree of auditor judgment and an increased extent of effort when performing audit procedures to evaluate the judgments made and the reasonableness of the models and assumptions used in the valuation. The audit effort included the use of professionals with specialized skill and knowledge, including our valuation, modeling and actuarial specialists, to assist in performing these procedures and evaluating the audit evidence obtained from these procedures.

How the Critical Audit Matter Was Addressed in the Audit

Our audit procedures related to the valuation of embedded derivative liabilities included, among others, the following:

    .  We tested the effectiveness of controls over the assumptions, including controls over the underlying data used in the valuation of embedded derivative liabilities.

    .  We tested the effectiveness of controls over the methodologies and models used for determining the embedded derivative liabilities.

    .  With the involvement of our valuation, modeling and actuarial specialists, we:

       .  evaluated the methods, models, and judgments applied by management in the determination of principal assumptions and the calculation of the embedded derivative liabilities

       .  evaluated the results of underlying experience studies, capital market projections, and judgments applied by management in setting the assumptions

       .  developed an independent estimate of the embedded derivative liabilities, on a sample basis, and evaluated differences.

/s/ DELOITTE & TOUCHE LLP
New York, New York
March 8, 2021

We have served as the Company's auditor since at least 1968; however, an earlier year could not be reliably determined.

                                    MLIC-4

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                          Consolidated Balance Sheets
                          December 31, 2020 and 2019

                (In millions, except share and per share data)

                                                        2020          2019
                                                    ------------- -------------
 Assets
 Investments:
 Fixed maturity securities available-for-sale, at
  estimated fair value (amortized cost: $156,423
  and $154,397, respectively; allowance for credit
  loss of $51 and $0, respectively)................  $    181,340  $    169,564
 Mortgage loans (net of allowance for credit loss
  of $517 and $289, respectively; includes $199
  and $210, respectively, relating to variable
  interest entities; includes $165 and $188,
  respectively, under the fair value option and $0
  and $59, respectively, of mortgage loans
  held-for-sale)...................................        66,405        65,549
 Policy loans......................................         5,973         6,100
 Real estate and real estate joint ventures
  (includes $1,435 and $1,378, respectively,
  relating to variable interest entities, $169 and
  $127, respectively, under the fair value option
  and $128 and $0, respectively, of real estate
  held-for-sale)...................................         7,478         6,659
 Other limited partnership interests...............         5,775         4,954
 Short-term investments, at estimated fair value...         2,623         1,883
 Other invested assets (includes $992 and $1,085,
  respectively, of leveraged and direct financing
  leases and $79 and $94, respectively, relating
  to variable interest entities)...................        17,723        16,979
                                                    ------------- -------------
   Total investments...............................       287,317       271,688
 Cash and cash equivalents, principally at
  estimated fair value (includes $9 and $5,
  respectively, relating to variable interest
  entities)........................................        11,337         8,927
 Accrued investment income (includes $1 and $1,
  respectively, relating to variable interest
  entities)........................................         1,904         1,987
 Premiums, reinsurance and other receivables
  (includes $3 and $3, respectively, relating to
  variable interest entities)......................        21,478        22,435
 Deferred policy acquisition costs and value of
  business acquired................................         2,649         3,453
 Other assets (includes $1 and $2, respectively,
  relating to variable interest entities)..........         4,276         4,460
 Separate account assets...........................       128,646       117,867
                                                    ------------- -------------
   Total assets....................................  $    457,607  $    430,817
                                                    ============= =============
 Liabilities and Equity
 Liabilities
 Future policy benefits............................  $    133,921  $    128,304
 Policyholder account balances.....................        96,635        91,708
 Other policy-related balances.....................         7,430         7,732
 Policyholder dividends payable....................           397           495
 Policyholder dividend obligation..................         2,969         2,020
 Payables for collateral under securities loaned
  and other transactions...........................        23,122        20,365
 Short-term debt...................................           120           128
 Long-term debt (includes $5 and $5, respectively,
  relating to variable interest entities)..........         1,619         1,548
 Current income tax payable........................           486           388
 Deferred income tax liability.....................         1,980         1,568
 Other liabilities.................................        25,424        26,082
 Separate account liabilities......................       128,646       117,867
                                                    ------------- -------------
   Total liabilities...............................       422,749       398,205
                                                    ------------- -------------
 Contingencies, Commitments and Guarantees (Note
  16)
 Equity
 Metropolitan Life Insurance Company stockholder's
  equity:
 Common stock, par value $0.01 per share;
  1,000,000,000 shares authorized; 494,466,664
  shares issued and outstanding....................             5             5
 Additional paid-in capital........................        12,460        12,455
 Retained earnings.................................        10,548         9,943
 Accumulated other comprehensive income (loss).....        11,662        10,025
                                                    ------------- -------------
   Total Metropolitan Life Insurance Company
    stockholder's equity...........................        34,675        32,428
 Noncontrolling interests..........................           183           184
                                                    ------------- -------------
   Total equity....................................        34,858        32,612
                                                    ------------- -------------
   Total liabilities and equity....................  $    457,607  $    430,817
                                                    ============= =============

       See accompanying notes to the consolidated financial statements.

                                    MLIC-5

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                     Consolidated Statements of Operations
             For the Years Ended December 31, 2020, 2019 and 2018

                                 (In millions)

                                                       2020          2019          2018
                                                   ------------  ------------  ------------
Revenues
Premiums..........................................  $    20,741   $    21,608   $    26,613
Universal life and investment-type product policy
 fees.............................................        1,996         2,037         2,124
Net investment income.............................       10,250        10,973        10,919
Other revenues....................................        1,661         1,573         1,586
Net investment gains (losses)                               (73)          346           153
Net derivative gains (losses).....................          738          (288)          766
                                                   ------------  ------------  ------------
 Total revenues...................................       35,313        36,249        42,161
                                                   ------------  ------------  ------------
Expenses
Policyholder benefits and claims..................       23,074        24,051        29,097
Interest credited to policyholder account balances        2,247         2,624         2,479
Policyholder dividends............................          901         1,038         1,085
Other expenses....................................        5,013         4,976         5,191
                                                   ------------  ------------  ------------
 Total expenses...................................       31,235        32,689        37,852
                                                   ------------  ------------  ------------
 Income (loss) before provision for income tax....        4,078         3,560         4,309
Provision for income tax expense (benefit)........          534           148           173
                                                   ------------  ------------  ------------
 Net income (loss)................................        3,544         3,412         4,136
Less: Net income (loss) attributable to
 noncontrolling interests.........................           (6)           (6)            6
                                                   ------------  ------------  ------------
 Net income (loss) attributable to Metropolitan
   Life Insurance Company.........................  $     3,550   $     3,418   $     4,130
                                                   ============  ============  ============

       See accompanying notes to the consolidated financial statements.

                                    MLIC-6

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

            Consolidated Statements of Comprehensive Income (Loss)
             For the Years Ended December 31, 2020, 2019 and 2018

                                 (In millions)

                                                       2020         2019         2018
                                                   -----------  -----------  -----------
Net income (loss).................................  $    3,544   $    3,412   $    4,136
Other comprehensive income (loss):
Unrealized investment gains (losses), net of
 related offsets..................................       1,911        8,053       (6,318)
Unrealized gains (losses) on derivatives..........         216          279          346
Foreign currency translation adjustments..........          54          (32)         (20)
Defined benefit plans adjustment..................        (108)        (143)       2,409
                                                   -----------  -----------  -----------
 Other comprehensive income (loss), before income
   tax............................................       2,073        8,157       (3,583)
Income tax (expense) benefit related to items of
 other comprehensive income (loss)................        (436)      (1,711)         793
                                                   -----------  -----------  -----------
 Other comprehensive income (loss), net of income
   tax............................................       1,637        6,446       (2,790)
                                                   -----------  -----------  -----------
Comprehensive income (loss).......................       5,181        9,858        1,346
Less: Comprehensive income (loss) attributable to
 noncontrolling interest, net of income tax.......          (6)          (6)           6
                                                   -----------  -----------  -----------
 Comprehensive income (loss) attributable to
   Metropolitan Life Insurance Company............  $    5,187   $    9,864   $    1,340
                                                   ===========  ===========  ===========

       See accompanying notes to the consolidated financial statements.

                                    MLIC-7

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                       Consolidated Statements of Equity
             For the Years Ended December 31, 2020, 2019 and 2018

                                 (In millions)

                                                                  Accumulated           Total
                                         Additional                  Other        Metropolitan Life
                                Common    Paid-in     Retained    Comprehensive   Insurance Company    Noncontrolling   Total
                                Stock     Capital     Earnings   Income (Loss)   Stockholder's Equity    Interests      Equity
                               -------- -----------  ----------  -------------- --------------------- --------------- ---------
Balance at December 31, 2017.. $      5 $    14,150  $   10,035   $     5,428      $       29,618        $     143    $  29,761
Cumulative effects of changes
 in accounting principles,
 net of income tax............                             (917)          924                   7                             7
Capital contributions from
 MetLife, Inc.................                   74                                            74                            74
Returns of capital............                   (2)                                           (2)                           (2)
Transfer of employee benefit
 plans to an affiliate
 (Note 14)....................               (1,772)                                       (1,772)                       (1,772)
Dividends to MetLife, Inc.....                           (3,736)                           (3,736)                       (3,736)
Change in equity of
 noncontrolling interests.....                                                                 --               49           49
Net income (loss).............                            4,130                             4,130                6        4,136
Other comprehensive income
 (loss), net of income tax....                                         (2,790)             (2,790)                       (2,790)
                               -------- -----------  ----------   -----------      --------------        ---------    ---------
Balance at December 31, 2018..        5      12,450       9,512         3,562              25,529              198       25,727
Cumulative effects of changes
 in accounting principles,
 net of income tax............                               78            17                  95                            95
Capital contributions from
 MetLife, Inc.................                    5                                             5                             5
Dividends to MetLife, Inc.....                           (3,065)                           (3,065)                       (3,065)
Change in equity of
 noncontrolling interests.....                                                                 --               (8)          (8)
Net income (loss).............                            3,418                             3,418               (6)       3,412
Other comprehensive income
 (loss), net of income tax....                                          6,446               6,446                         6,446
                               -------- -----------  ----------   -----------      --------------        ---------    ---------
Balance at December 31, 2019..        5      12,455       9,943        10,025              32,428              184       32,612
Cumulative effects of changes
 in accounting principles,
 net of income tax (Note 1)...                             (113)                             (113)                         (113)
Capital contributions from
 MetLife, Inc.................                    5                                             5                             5
Dividends to MetLife, Inc.....                           (2,832)                           (2,832)                       (2,832)
Change in equity of
 noncontrolling interests.....                                                                 --                5            5
Net income (loss).............                            3,550                             3,550               (6)       3,544
Other comprehensive income
 (loss), net of income tax....                                          1,637               1,637                         1,637
                               -------- -----------  ----------   -----------      --------------        ---------    ---------
Balance at December 31, 2020.. $      5 $    12,460  $   10,548   $    11,662      $       34,675        $     183    $  34,858
                               ======== ===========  ==========   ===========      ==============        =========    =========

       See accompanying notes to the consolidated financial statements.

                                    MLIC-8

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                     Consolidated Statements of Cash Flows
             For the Years Ended December 31, 2020, 2019 and 2018

                                 (In millions)

                                                       2020           2019           2018
                                                  -------------  -------------  -------------
Cash flows from operating activities
Net income (loss)................................ $       3,544  $       3,412  $       4,136
Adjustments to reconcile net income (loss) to
 net cash provided by (used in) operating
 activities:
 Depreciation and amortization expenses..........           125             99            264
 Amortization of premiums and accretion of
  discounts associated with investments, net.....          (651)          (823)          (907)
 (Gains) losses on investments and from sales of
  businesses, net................................            73           (346)          (153)
 (Gains) losses on derivatives, net..............          (299)           499           (346)
 (Income) loss from equity method investments,
  net of dividends or distributions..............           238            366            375
 Interest credited to policyholder account
  balances.......................................         2,213          2,624          2,479
 Universal life and investment-type product
  policy fees....................................        (1,130)        (2,037)        (2,124)
 Change in fair value option and trading
  securities.....................................          (171)          (151)             3
 Change in accrued investment income.............            72             45             11
 Change in premiums, reinsurance and other
  receivables....................................           826           (200)          (309)
 Change in deferred policy acquisition costs and
  value of business acquired, net................           355            197            436
 Change in income tax............................           104           (351)           911
 Change in other assets..........................            90            961            947
 Change in insurance-related liabilities and
  policy-related balances........................        (1,256)         1,571          3,997
 Change in other liabilities.....................        (1,372)           277         (1,675)
 Other, net......................................           176             (1)           (19)
                                                  -------------  -------------  -------------
  Net cash provided by (used in) operating
    activities...................................         2,937          6,142          8,026
                                                  -------------  -------------  -------------
Cash flows from investing activities
Sales, maturities and repayments of:
 Fixed maturity securities available-for-sale....        46,700         49,464         67,609
 Equity securities...............................           310            183            135
 Mortgage loans..................................         9,963         11,482          8,908
 Real estate and real estate joint ventures......            81          1,101          1,131
 Other limited partnership interests.............           464            494            479
Purchases and originations of:
 Fixed maturity securities available-for-sale....       (48,561)       (48,421)       (61,109)
 Equity securities...............................          (106)           (49)          (161)
 Mortgage loans..................................       (10,931)       (13,458)       (13,968)
 Real estate and real estate joint ventures......          (768)        (1,443)          (463)
 Other limited partnership interests.............        (1,071)          (971)          (871)
Cash received in connection with freestanding
 derivatives.....................................         3,823          1,759          1,798
Cash paid in connection with freestanding
 derivatives.....................................        (2,886)        (1,957)        (2,258)
Receipts on loans to affiliates..................           251             --             --
Net change in policy loans.......................           127            (39)           (55)
Net change in short-term investments.............          (714)          (377)         1,671
Net change in other invested assets..............            44             (8)           351
Net change in property, equipment and leasehold
 improvements....................................            18             60            209
Other, net.......................................            21             (4)             4
                                                  -------------  -------------  -------------
 Net cash provided by (used in) investing
  activities..................................... $      (3,235) $      (2,184) $       3,410
                                                  -------------  -------------  -------------

       See accompanying notes to the consolidated financial statements.

                                    MLIC-9

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

             Consolidated Statements of Cash Flows -- (continued)
             For the Years Ended December 31, 2020, 2019 and 2018

                                 (In millions)

                                                       2020           2019          2018
                                                  -------------  -------------  ------------
Cash flows from financing activities
Policyholder account balances:
  Deposits....................................... $      77,446  $      74,049  $     74,550
  Withdrawals....................................       (74,655)       (74,571)      (78,746)
Net change in payables for collateral under
 securities loaned and other transactions........         2,757          1,893        (1,399)
Long-term debt issued............................           128             --            24
Long-term debt repaid............................           (97)           (28)         (109)
Financing element on certain derivative
 instruments and other derivative related
 transactions, net...............................           (40)          (175)         (149)
Dividends paid to MetLife, Inc...................        (2,832)        (3,065)       (3,736)
Other, net.......................................            (3)           (19)          (54)
  Net cash provided by (used in) financing
   activities....................................         2,704         (1,916)       (9,619)
Effect of change in foreign currency exchange
 rates on cash and cash equivalents balances.....             4              3            (4)
  Change in cash and cash equivalents............         2,410          2,045         1,813
Cash and cash equivalents, beginning of year.....         8,927          6,882         5,069
                                                  -------------  -------------  ------------
  Cash and cash equivalents, end of year......... $      11,337  $       8,927  $      6,882
                                                  =============  =============  ============
Supplemental disclosures of cash flow information
Net cash paid (received) for:
Interest......................................... $          99  $         104  $        107
                                                  =============  =============  ============
Income tax....................................... $          45  $         552  $        483
                                                  =============  =============  ============
Non-cash transactions:
Capital contributions from MetLife, Inc.......... $           5  $           5  $         74
                                                  =============  =============  ============
Transfer of fixed maturity securities
 available-for-sale to an affiliate.............. $         296  $          --  $         --
                                                  =============  =============  ============
Transfer of mortgage loans to an affiliate....... $          84  $          --  $         --
                                                  =============  =============  ============
Transfer of real estate from an affiliate........ $         380  $          --  $         --
                                                  =============  =============  ============
Operating lease liability associated with the
 recognition of right-of-use assets.............. $          --  $         152  $         --
                                                  =============  =============  ============
Transfer of employee benefit plans to an
 affiliate....................................... $          --  $          --  $      1,772
                                                  =============  =============  ============
Fixed maturity securities available-for-sale
 received in connection with pension risk
 transfer transactions........................... $          --  $          --  $      3,016
                                                  =============  =============  ============
Reclassification of certain equity securities to
 other invested assets........................... $          --  $          --  $        733
                                                  =============  =============  ============

       See accompanying notes to the consolidated financial statements.

                                    MLIC-10

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                Notes to the Consolidated Financial Statements

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies

Business

  Metropolitan Life Insurance Company and its subsidiaries (collectively,
"MLIC" or the "Company") is a provider of insurance, annuities, employee benefits and asset management and is organized into two segments: U.S. and
MetLife Holdings. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc. (MetLife, Inc., together with its subsidiaries and affiliates, "MetLife").

Basis of Presentation

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported on the consolidated financial statements. In applying these policies and estimates, management makes subjective and complex judgments that frequently require assumptions about matters that are inherently uncertain, including uncertainties associated with the novel coronavirus
COVID-19 pandemic (the "COVID-19 Pandemic"). Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's business and operations.
Actual results could differ from these estimates.

  Consolidation

    The accompanying consolidated financial statements include the accounts of
  Metropolitan Life Insurance Company and its subsidiaries, as well as partnerships and joint ventures in which the Company has control, and variable interest entities ("VIEs") for which the Company is the primary beneficiary. Intercompany accounts and transactions have been eliminated.

    Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

  Separate Accounts

    Separate accounts are established in conformity with insurance laws.
  Generally, the assets of the separate accounts cannot be used to settle the liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if:

  .   such separate accounts are legally recognized;

  .   assets supporting the contract liabilities are legally insulated from the
      Company's general account liabilities;

  .   investment objectives are directed by the contractholder; and

  .   all investment performance, net of contract fees and assessments, is passed through to the contractholder.

    The Company reports separate account assets at their fair value, which is based on the estimated fair values of the underlying assets comprising the individual separate account portfolios. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line on the statements of operations. Separate accounts credited with a contractual investment return are combined on a line-by-line basis with the Company's general account assets, liabilities, revenues and expenses and the accounting for these investments is consistent with the methodologies described herein for similar financial instruments held within the general account.

    The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Such fees are included in universal life and investment-type product policy fees on the statements of operations.

                                    MLIC-11

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

Summary of Significant Accounting Policies

  The following are the Company's significant accounting policies with references to notes providing additional information on such policies and critical accounting estimates relating to such policies.

---------------------------------------------------------------------------------------------
Accounting Policy                                                                        Note
---------------------------------------------------------------------------------------------
Insurance                                                                               3
---------------------------------------------------------------------------------------------
Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles     4
---------------------------------------------------------------------------------------------
Reinsurance                                                                             5
---------------------------------------------------------------------------------------------
Investments                                                                             7
---------------------------------------------------------------------------------------------
Derivatives                                                                             8
---------------------------------------------------------------------------------------------
Fair Value                                                                              9
---------------------------------------------------------------------------------------------
Employee Benefit Plans                                                                  14
---------------------------------------------------------------------------------------------
Income Tax                                                                              15
---------------------------------------------------------------------------------------------
Litigation Contingencies                                                                16
---------------------------------------------------------------------------------------------

  Insurance

   Future Policy Benefit Liabilities and Policyholder Account Balances

     The Company establishes liabilities for amounts payable under insurance policies. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid, reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards.
   Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability terminations, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. These assumptions are established at the time the policy is issued and are intended to estimate the experience for the period the policy benefits are payable. Utilizing these assumptions, liabilities are established on a block of business basis. For long-duration insurance contracts, assumptions such as mortality, morbidity and interest rates are
   "locked in" upon the issuance of new business. However, significant adverse changes in experience on such contracts may require the establishment of premium deficiency reserves. Such reserves are determined based on the then current assumptions and do not include a provision for adverse deviation.

     Premium deficiency reserves may also be established for short-duration contracts to provide for expected future losses. These reserves are based on actuarial estimates of the amount of loss inherent in that period, including losses incurred for which claims have not been reported. The provisions for unreported claims are calculated using studies that measure the historical length of time between the incurred date of a claim and its eventual reporting to the Company. Anticipated investment income is considered in the calculation of premium deficiency losses for short-duration contracts.

     Liabilities for universal and variable life policies with secondary guarantees and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the life of the contract based on total expected assessments. The assumptions used in estimating the secondary and paid-up guarantee liabilities are consistent with those used for amortizing deferred policy acquisition costs ("DAC"), and are thus subject to the same variability and risk as further discussed herein. The assumptions of investment performance and volatility for variable products are consistent with historical experience of appropriate underlying equity indices, such as the S&P Global Ratings ("S&P") 500 Index. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     The Company regularly reviews its estimates of liabilities for future policy benefits and compares them with its actual experience. Differences result in changes to the liability balances with related charges or credits to benefit expenses in the period in which the changes occur.

                                    MLIC-12

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

     Policyholder account balances relate to contracts or contract features where the Company has no significant insurance risk.

     The Company issues directly and assumes through reinsurance variable annuity products with guaranteed minimum benefits that provide the policyholder a minimum return based on their initial deposit adjusted for withdrawals. These guarantees are accounted for as insurance liabilities or as embedded derivatives depending on how and when the benefit is paid.
   Specifically, a guarantee is accounted for as an embedded derivative if a guarantee is paid without requiring (i) the occurrence of a specific insurable event, or (ii) the policyholder to annuitize. Alternatively, a guarantee is accounted for as an insurance liability if the guarantee is paid only upon either (i) the occurrence of a specific insurable event, or
   (ii) annuitization. In certain cases, a guarantee may have elements of both an insurance liability and an embedded derivative and in such cases the guarantee is split and accounted for under both models.

     Guarantees accounted for as insurance liabilities in future policy benefits include guaranteed minimum death benefits ("GMDBs"), the life-contingent portion of guaranteed minimum withdrawal benefits ("GMWBs"), elective annuitizations of guaranteed minimum income benefits ("GMIBs"), and the life contingent portion of GMIBs that require annuitization when the account balance goes to zero.

     Guarantees accounted for as embedded derivatives in policyholder account balances include guaranteed minimum accumulation benefits ("GMABs"), the non-life contingent portion of GMWBs and certain non-life contingent portions of GMIBs. At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

   Other Policy-Related Balances

     Other policy-related balances include policy and contract claims, premiums received in advance, unearned revenue liabilities, obligations assumed under structured settlement assignments, policyholder dividends due and unpaid, and policyholder dividends left on deposit.

     The liability for policy and contract claims generally relates to incurred but not reported ("IBNR") death, disability, and dental claims. In addition, included in other policy-related balances are claims which have been reported but not yet settled for death, disability and dental. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of
   IBNR claims principally from analyses of historical patterns of claims by business line. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

     The Company accounts for the prepayment of premiums on its individual life, group life and health contracts as premiums received in advance. These amounts are then recognized in premiums when due.

     The unearned revenue liability relates to universal life and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits and margins, similar to DAC as discussed further herein. Such amortization is recorded in universal life and investment-type product policy fees.

   Recognition of Insurance Revenues and Deposits

     Premiums related to traditional life and annuity contracts with life contingencies are recognized as revenues when due from policyholders.
   Policyholder benefits and expenses are provided to recognize profits over the estimated lives of the insurance policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into earnings in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

     Premiums related to short-duration non-medical health, disability and accident & health contracts are recognized on a pro rata basis over the applicable contract term.

                                    MLIC-13

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

     Deposits related to universal life and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of fees for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to earnings include interest credited and benefit claims incurred in excess of related policyholder account balances.

     All revenues and expenses are presented net of reinsurance, as applicable.

  Deferred Policy Acquisition Costs, Value of Business Acquired and Other
Intangibles

    The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that are related directly to the successful acquisition or renewal of insurance contracts are capitalized as DAC. Such costs include:

  .   incremental direct costs of contract acquisition, such as commissions;

  .   the portion of an employee's total compensation and benefits related to time spent selling, underwriting or processing the issuance of new and renewal insurance business only with respect to actual policies acquired or renewed; and

  .   other essential direct costs that would not have been incurred had a policy not been acquired or renewed.

    All other acquisition-related costs, including those related to general advertising and solicitation, market research, agent training, product development, unsuccessful sales and underwriting efforts, as well as all indirect costs, are expensed as incurred.

    Value of business acquired ("VOBA") is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns, nonperformance risk adjustment and other factors. Actual experience with the purchased business may vary from these projections.

    DAC and VOBA are amortized as follows:

 Products:                              In proportion to the following over
                                        estimated lives of the contracts:
 ------------------------------------------------------------------------------
 . Nonparticipating and                   Actual and expected future gross
   non-dividend-paying traditional        premiums
   contracts:
  .  Term insurance
  .  Nonparticipating whole life
     insurance
  .  Traditional group life insurance
  .  Non-medical health insurance
 ------------------------------------------------------------------------------
 . Participating, dividend-paying         Actual and expected future gross
   traditional contracts                  margins
 ------------------------------------------------------------------------------
 . Fixed and variable universal life      Actual and expected future gross
   contracts                              profits
 . Fixed and variable deferred annuity
   contracts
 ------------------------------------------------------------------------------

    See Note 4 for additional information on DAC and VOBA amortization.
  Amortization of DAC and VOBA is included in other expenses.

    The recovery of DAC and VOBA is dependent upon the future profitability of the related business. DAC and VOBA are aggregated on the financial statements for reporting purposes.

    The Company generally has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The amortization of sales inducements is included in policyholder benefits and claims. Each year, or more

                                    MLIC-14

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

  frequently if circumstances indicate a potential recoverability issue exists, the Company reviews deferred sales inducements ("DSI") to determine the recoverability of the asset.

    Value of distribution agreements acquired ("VODA") is reported in other assets and represents the present value of expected future profits associated with the expected future business derived from the distribution agreements acquired as part of a business combination. Value of customer relationships acquired ("VOCRA") is also reported in other assets and represents the present value of the expected future profits associated with the expected future business acquired through existing customers of the acquired company or business. The VODA and VOCRA associated with past business combinations are amortized over the assets' useful lives ranging from 10 to 30 years and such amortization is included in other expenses. Each year, or more frequently if circumstances indicate a possible impairment exists, the
  Company reviews VODA and VOCRA to determine whether the asset is impaired.

  Reinsurance

    For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. Cessions under reinsurance agreements do not discharge the Company's obligations as the primary insurer. The Company reviews all contractual features, including those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

    For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is amortized on a basis consistent with the methodologies and assumptions used for amortizing DAC related to the underlying reinsured contracts. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums; and ceded (assumed) premiums, reinsurance and other receivables (future policy benefits) are established.

    For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums. Unearned premiums are reflected as a component of premiums, reinsurance and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of insurance protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) in excess of the related insurance liabilities ceded (assumed) are recognized immediately as a loss and are reported in the appropriate line item within the statement of operations. Any gain on such retroactive agreement is deferred and is amortized as part of DAC, primarily using the recovery method.

    Amounts currently recoverable under reinsurance agreements are included in premiums, reinsurance and other receivables and amounts currently payable are included in other liabilities. Assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance recoverable balances could become uncollectible. In such instances, reinsurance recoverable balances are stated
  net of allowances for uncollectible reinsurance.

    The funds withheld liability represents amounts withheld by the Company in accordance with the terms of the reinsurance agreements. The Company withholds the funds rather than transferring the underlying investments and, as a result, records funds withheld liability within other liabilities. The
  Company recognizes interest on funds withheld, included in other expenses, at rates defined by the terms of the agreement which may be contractually specified or directly related to the investment portfolio.

    Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other revenues. With respect to GMIBs, a portion of the directly written GMIBs are accounted for as insurance liabilities, but the associated reinsurance agreements contain embedded derivatives. These embedded derivatives are included in premiums, reinsurance

                                    MLIC-15

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

  and other receivables with changes in estimated fair value reported in net derivative gains (losses). Certain assumed GMWBs, GMABs and GMIBs are also accounted for as embedded derivatives with changes in estimated fair value reported in net derivative gains (losses).

    If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

  Investments

   Net Investment Income and Net Investment Gains (Losses)

     Income from investments is reported within net investment income, unless otherwise stated herein. Gains and losses on sales of investments, intent-to-sell impairments, as well as provisions for credit loss in the allowance for credit loss ("ACL") on fixed maturity securities available-for-sale ("AFS"), mortgage loans and investments in leases and subsequent changes in the ACL or for impairment losses on real estate investments and other asset classes, are reported within net investment gains (losses), unless otherwise stated herein. Accrued investment income is presented separately on the consolidated balance sheet and excluded from the carrying value of the related investments, primarily fixed maturity securities AFS and mortgage loans.

   Fixed Maturity Securities

     The majority of the Company's fixed maturity securities are classified as AFS and are reported at their estimated fair value. Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income (loss) ("OCI"), net of policy-related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Sales of securities are determined on a specific identification basis.

     Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premium and accretion of discount, and is based on the estimated economic life of the securities, which for mortgage-backed and asset-backed securities considers the estimated timing and amount of prepayments of the underlying loans. See Note 7 "-- Fixed Maturity
   Securities AFS -- Methodology for Amortization of Premium and Accretion of
   Discount on Structured Products." The amortization of premium and accretion of discount also take into consideration call and maturity dates.

     The Company periodically evaluates these securities for impairment. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in estimated fair value as described in Note 7 "-- Fixed Maturity Securities
   AFS -- Evaluation of Fixed Maturity Securities AFS for Credit Loss."

     Prior to January 1, 2020, the Company applied other-than-temporary impairment ("OTTI") guidance for securities in an unrealized loss position.
   An OTTI was recognized in earnings within net investment gains (losses) when it was anticipated that the amortized cost would not be recovered. When either: (i) the Company had the intent to sell the security, or (ii) it was more likely than not that the Company would be required to sell the security before recovery, the reduction of amortized cost and the OTTI recognized in earnings was the entire difference between the security's amortized cost and estimated fair value. If neither of these conditions existed, the difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected was recognized as a reduction of amortized cost and an OTTI in earnings. If the estimated fair value was less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to other-than-credit factors was recorded in OCI.

     On January 1, 2020, the Company adopted accounting standards update
   ("ASU") 2016-13, Financial Instruments-Credit Losses (Topic 326) Measurement
   of Credit Losses on Financial Instruments ("ASU 2016-13"), using a modified

                                    MLIC-16

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

   retrospective approach. Under ASU 2016-13, for securities in an unrealized loss position, a credit loss is recognized in earnings within net investment gains (losses) when it is anticipated that the amortized cost will not be recovered. When either: (i) the Company has the intent to sell the security;
   or (ii) it is more likely than not that the Company will be required to sell the security before recovery, the reduction of amortized cost and the loss recognized in earnings is the entire difference between the security's amortized cost and estimated fair value. If neither of these conditions exists, the difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected is recognized as a credit loss by establishing an ACL with a corresponding charge to earnings in net investment gains (losses). However, the ACL is limited by the amount that the fair value is less than the amortized cost.
   This limitation is known as the "fair value floor." If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of the decline in value related to other-than-credit factors ("noncredit loss") is recorded in OCI.

     The new credit loss guidance also replaces the model for purchased credit impaired ("PCI") fixed maturity securities AFS and financing receivables and requires the establishment of an ACL at acquisition, which is added to the purchase price to establish the initial amortized cost of the investment.
   Upon adoption, the replacement of the PCI model did not have a material impact on the Company's consolidated financial statements.

   Mortgage Loans

     ASU 2016-13 requires an ACL based on expected lifetime credit loss on financing receivables carried at amortized cost, including, but not limited to, mortgage loans and leveraged and direct financing leases, as described in Note 7.

     The Company disaggregates its mortgage loan investments into three portfolio segments: commercial, agricultural and residential. Also included in commercial mortgage loans are revolving line of credit loans collateralized by commercial properties. The accounting policies that are applicable to all portfolio segments are presented below and the accounting policies related to each of the portfolio segments are included in Note 7.

     Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, and are net of
   ACL. Interest income and prepayment fees are recognized when earned.
   Interest income is recognized using an effective yield method giving effect to amortization of premium and accretion of discount.

     The Company ceases to accrue interest when the collection of interest is not considered probable, which is based on a current evaluation of the status of the borrower, including the number of days past due. When a loan is placed on nonaccrual status, uncollected past due accrued interest income that is considered uncollectible is charged-off against net investment income. Generally, the accrual of interest income resumes after all delinquent amounts are paid and management believes all future principal and interest payments will be collected. The Company records cash receipts on non-accruing loans in accordance with the loan agreement. The Company records charge-offs upon the realization of a credit loss, typically through foreclosure or after a decision is made to sell a loan, or for residential loans when, after considering the individual consumer's financial status, management believes amounts are not collectible. Gain or loss upon charge-off is recorded, net of previously established ACL, in net investment gains (losses). Cash recoveries on principal amounts previously charged-off are generally recorded in net investment gains.

     Also included in mortgage loans are residential mortgage loans for which the fair value option ("FVO") was elected, and which are stated at estimated fair value. Changes in estimated fair value are recognized in net investment income.

     Mortgage loans that were previously designated as held-for-investment, but now are designated as held-for-sale, are stated at the lower of amortized cost or estimated fair value.

   Policy Loans

     Policy loans are stated at unpaid principal balances. Interest income is recorded as earned using the contractual interest rate. Generally, accrued interest is capitalized on the policy's anniversary date. Valuation allowances are not established for policy loans, as they are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal and accrued interest are deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.

                                    MLIC-17

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

   Real Estate

     Real estate held-for-investment is stated at cost less accumulated depreciation. Depreciation is recorded on a straight-line basis over the estimated useful life of the asset (typically 20 to 55 years). Rental income is recognized on a straight-line basis over the term of the respective leases. The Company periodically reviews its real estate held-for-investment for impairment and tests for recoverability whenever events or changes in circumstances indicate the carrying value may not be recoverable. Properties whose carrying values are greater than their undiscounted cash flows are written down to their estimated fair value, which is generally computed using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks.

     Real estate for which the Company commits to a plan to sell within one year and actively markets in its current condition for a reasonable price in comparison to its estimated fair value is classified as held-for-sale. Real estate held-for-sale is stated at the lower of depreciated cost or estimated fair value less expected disposition costs and is not depreciated.

   Real Estate Joint Ventures and Other Limited Partnership Interests

     The Company uses the equity method of accounting or the FVO for real estate joint ventures and other limited partnership interests ("investee")
   when it has more than a minor ownership interest or more than a minor influence over the investee's operations. The Company generally recognizes its share of the investee's earnings in net investment income on a three-month lag in instances where the investee's financial information is not sufficiently timely or when the investee's reporting period differs from the Company's reporting period.

     The Company accounts for its interest in real estate joint ventures and other limited partnership interests in which it has virtually no influence over the investee's operations at estimated fair value. Changes in estimated fair value of these investments are included in net investment gains
   (losses). Because of the nature and structure of these investments, they do not meet the characteristics of an equity security in accordance with applicable accounting standards.

     The Company routinely evaluates its equity method investments for impairment. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred.

   Short-term Investments

     Short-term investments include highly liquid securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase. Securities included within short-term investments are stated at estimated fair value, while other investments included within short-term investments are stated at amortized cost less
   ACL, which approximates estimated fair value. Short-term investments also include investments in affiliated money market pools.

   Other Invested Assets

      Other invested assets consist principally of the following:

   .  Freestanding derivatives with positive estimated fair values which are described in "-- Derivatives" below.

   .  Affiliated investments include affiliated loans and affiliated preferred stock. Affiliated loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount. Interest income is recognized using an effective yield method giving effect to amortization of premium and accretion of discount. Affiliated preferred stock is stated at cost.
      Dividends are recognized in net investment income when declared.

   .  Tax credit and renewable energy partnerships which derive a significant source of investment return in the form of income tax credits or other tax incentives. Where tax credits are guaranteed by a creditworthy third party, the investment is accounted for under the effective yield method.
      Otherwise, the investment is accounted for under the equity method. See
      Note 15.

                                    MLIC-18

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

   .  Annuities funding structured settlement claims represent annuities funding claims assumed by the Company in its capacity as a structured settlements assignment company. The annuities are stated at their contract value, which represents the present value of the future periodic claim payments to be provided. The net investment income recognized reflects the amortization of discount of the annuity at its implied effective interest rate. See Note 3.

   .  Leveraged leases net investment is equal to the minimum lease payment receivables plus the unguaranteed residual value, less the unearned income, less ACL and is recorded net of non-recourse debt. Income is determined by applying the leveraged lease's estimated rate of return to the net investment in the lease in those periods in which the net investment at the beginning of the period is positive. Leveraged leases derive investment returns in part from their income tax treatment. The
      Company regularly reviews its minimum lease payment receivables for credit loss and residual value for impairments.

   .  Investments in Federal Home Loan Bank ("FHLB") common stock are carried at redemption value and are considered restricted investments until redeemed by the respective regional FHLBs.

   .  Fair value option securities ("FVO Securities") are primarily investments in fixed maturity securities held-for-investment that are managed on a total return basis where the FVO has been elected, with changes in estimated fair value included in net investment income.

   .  Equity securities are reported at their estimated fair value, with changes in estimated fair value included in net investment gains
      (losses). Sales of securities are determined on a specific identification basis. Dividends are recognized in net investment income when declared.

   .  Investment in an operating joint venture that engages in insurance underwriting activities is accounted for under the equity method.

   .  Funds withheld represent a receivable for amounts contractually withheld by ceding companies in accordance with reinsurance agreements. The
      Company recognizes interest on funds withheld at rates defined by the terms of the agreement which may be contractually specified or directly related to the underlying investments.

   .  Direct financing leases net investment is equal to the minimum lease payment receivables plus the unguaranteed residual value, less the unearned income, less ACL. Income is determined by applying the pre-tax internal rate of return to the investment balance. The Company regularly reviews its minimum lease payment receivables for credit loss and residual value for impairments.

   Securities Lending and Repurchase Agreements

     The Company accounts for securities lending transactions and repurchase agreements as financing arrangements and the associated liability is recorded at the amount of cash received. Income and expenses associated with securities lending transactions and repurchase agreements are reported as investment income and investment expense, respectively, within net investment income.

   Securities Lending

     The Company enters into securities lending transactions, whereby blocks of securities are loaned to third parties, primarily brokerage firms and commercial banks. The Company obtains collateral at the inception of the loan, usually cash, in an amount generally equal to 102% of the estimated fair value of the securities loaned, and maintains it at a level greater than or equal to 100% for the duration of the loan. Securities loaned under such transactions may be sold or re-pledged by the transferee. The Company is liable to return to the counterparties the cash collateral received.
   Security collateral on deposit from counterparties in connection with securities lending transactions may not be sold or re-pledged, unless the counterparty is in default, and is not reflected on the Company's consolidated financial statements. The Company monitors the ratio of the collateral held to the estimated fair value of the securities loaned on a daily basis and additional collateral is obtained as necessary throughout the duration of the loan.

                                    MLIC-19

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

   Repurchase Agreements

     The Company participates in short-term repurchase agreements with unaffiliated financial institutions. Under these agreements, the Company lends fixed maturity securities and receives cash as collateral in an amount generally equal to 95% to 100% of the estimated fair value of the securities loaned at the inception of the transaction. The Company monitors the ratio of the collateral held to the estimated fair value of the securities loaned throughout the duration of the transaction and additional collateral is obtained as necessary. Securities loaned under such transactions may be sold or re-pledged by the transferee.

  Derivatives

   Freestanding Derivatives

     Freestanding derivatives are carried on the Company's balance sheet either as assets within other invested assets or as liabilities within other liabilities at estimated fair value. The Company does not offset the estimated fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.

     Accruals on derivatives are generally recorded in accrued investment income or within other liabilities. However, accruals that are not scheduled to settle within one year are included with the derivative's carrying value in other invested assets or other liabilities.

      If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are reported in net derivative gains (losses) except as follows:

Statement of Operations Presentation:  Derivative:
-----------------------------------------------------------------------------------------------------------
Policyholder benefits and claims       Economic hedges of variable annuity guarantees included in future policy benefits
-----------------------------------------------------------------------------------------------------------
Net investment income                  Economic hedges of equity method investments in joint ventures
                                       Economic hedges of FVO Securities which are linked to equity indices
-----------------------------------------------------------------------------------------------------------

   Hedge Accounting

      To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge. Hedge designation and financial statement presentation of changes in estimated fair value of the hedging derivatives are as follows:

  .   Fair value hedge - a hedge of the estimated fair value of a recognized asset or liability - in the same line item as the earnings effect of the hedged item. The carrying value of the hedged recognized asset or liability is adjusted for changes in its estimated fair value due to the hedged risk.

  .   Cash flow hedge - a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability - in OCI and reclassified into the statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

     The changes in estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported on the statement of operations within interest income or interest expense to match the location of the hedged item.

     In its hedge documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and at least quarterly throughout the life of the designated hedging relationship. Assessments of hedge effectiveness are also

                                    MLIC-20

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

   subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

     The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.

     When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried on the balance sheet at its estimated fair value, with changes in estimated fair value recognized in net derivative gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item.
   Provided the hedged forecasted transaction is still probable of occurring, the changes in estimated fair value of derivatives recorded in OCI related to discontinued cash flow hedges are released into the statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

     When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date or within two months of that date, the derivative continues to be carried on the balance sheet at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). Deferred gains and losses of a derivative recorded in OCI pursuant to the discontinued cash flow hedge of a forecasted transaction that is no longer probable of occurring are recognized immediately in net investment gains
   (losses).

     In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value on the balance sheet, with changes in its estimated fair value recognized in the current period as net derivative gains (losses).

   Embedded Derivatives

      The Company issues certain products, which include variable annuities, and investment contracts and is a party to certain reinsurance agreements that have embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated.
   The embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative if:

   .  the combined instrument is not accounted for in its entirety at estimated fair value with changes in estimated fair value recorded in earnings;

   .  the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract; and

   .  a separate instrument with the same terms as the embedded derivative would qualify as a derivative instrument.

      Such embedded derivatives are carried on the balance sheet at estimated fair value with the host contract and changes in their estimated fair value are generally reported in net derivative gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income. Additionally, the Company may elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income if that contract contains an embedded derivative that requires bifurcation. At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent
   "excess" fees and are reported in universal life and investment-type product policy fees.

                                    MLIC-21

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

  Fair Value

    Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.

    Subsequent to initial recognition, fair values are based on unadjusted quoted prices for identical assets or liabilities in active markets that are readily and regularly obtainable. When such unadjusted quoted prices are not available, estimated fair values are based on quoted prices in markets that are not active, quoted prices for similar but not identical assets or liabilities, or other observable inputs. If these inputs are not available, or observable inputs are not determinable, unobservable inputs and/or adjustments to observable inputs requiring management's judgment are used to determine the estimated fair value of assets and liabilities.

  Employee Benefit Plans

    The Company sponsors a U.S. nonqualified defined benefit pension plan covering MetLife employees who meet specified eligibility requirements of the sponsor and its participating affiliates. In addition, the Company also provides pension benefits for certain U.S. retired employees and postretirement medical and life insurance benefits for certain non-U.S.
  retired employees. A December 31 measurement date is used for all of the
  Company's defined benefit pension and other postretirement benefit plans.

    The Company recognizes the funded status of each of its defined benefit pension and other postretirement benefit plans, measured as the difference between the fair value of plan assets and the benefit obligation, which is the projected benefit obligation ("PBO") for pension benefits and the accumulated postretirement benefit obligation ("APBO") for other postretirement benefits in other assets or other liabilities.

    Actuarial gains and losses result from differences between each plan's actual experience and the assumed experience on plan assets or PBO during a particular period and are recorded in accumulated OCI ("AOCI"). To the extent such gains and losses exceed 10% of the greater of the PBO or the estimated fair value of plan assets, the excess is amortized into net periodic benefit costs, generally over the average projected future service years of the active employees. In addition, prior service costs (credit) are recognized in
  AOCI at the time of the amendment and then amortized to net periodic benefit costs over the average projected future service years of the active employees.

    Net periodic benefit costs are determined using management's estimates and actuarial assumptions and are comprised of service cost, interest cost, settlement and curtailment costs, expected return on plan assets, amortization of net actuarial (gains) losses, and amortization of prior service costs (credit). Fair value is used to determine the expected return on plan assets.

    The Company sponsors a nonqualified defined contribution plan for all
  MetLife employees who qualify. This nonqualified defined contribution plan provides supplemental benefits in excess of limits applicable to a qualified plan which is sponsored by an affiliate. Through September 30, 2018, the
  Company sponsored qualified defined contribution plans for substantially all
  MetLife employees under which a portion of employee contributions were matched. As of October 1, 2018, except for the nonqualified defined contribution plan, the plan sponsor of the qualified defined contribution plans was changed from the Company to an affiliate.

    See Note 14 for information on the plan sponsor change.

  Income Tax

    Metropolitan Life Insurance Company and its includable subsidiaries join with MetLife, Inc. and its includable subsidiaries in filing a consolidated
  U.S. life insurance and non-life insurance federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended. Current taxes (and the benefits of tax attributes such as losses)
  are allocated to Metropolitan Life Insurance Company and its includable subsidiaries under the consolidated tax return regulations and a tax sharing agreement. Under the consolidated tax return regulations, MetLife, Inc. has elected the "percentage method" (and 100% under such method) of reimbursing companies for tax attributes, e.g., net operating losses. As a result, 100%
  of tax attributes are reimbursed by MetLife, Inc. to the extent that consolidated federal income tax

                                    MLIC-22

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

  of the consolidated federal tax return group is reduced in a year by tax attributes. On an annual basis, each of the profitable subsidiaries pays to
  MetLife, Inc. the federal income tax which it would have paid based upon that year's taxable income. If Metropolitan Life Insurance Company or its includable subsidiaries have current or prior deductions and credits
  (including but not limited to losses) which reduce the consolidated tax liability of the consolidated federal tax return group, the deductions and credits are characterized as realized (or realizable) by Metropolitan Life
  Insurance Company and its includable subsidiaries when those tax attributes are realized (or realizable) by the consolidated federal tax return group, even if Metropolitan Life Insurance Company or its includable subsidiaries would not have realized the attributes on a stand-alone basis under a "wait and see" method.

    The Company's accounting for income taxes represents management's best estimate of various events and transactions.

    Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

    The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established against deferred tax assets when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination, the Company considers many factors, including:

  .   the nature, frequency, and amount of cumulative financial reporting income and losses in recent years;

  .   the jurisdiction in which the deferred tax asset was generated;

  .   the length of time that carryforward can be utilized in the various taxing jurisdictions;

  .   future taxable income exclusive of reversing temporary differences and carryforwards;

  .   future reversals of existing taxable temporary differences;

  .   taxable income in prior carryback years; and

  .   tax planning strategies.

    The Company may be required to change its provision for income taxes when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, the effect of changes in tax laws, tax regulations, or interpretations of such laws or regulations, is recognized in net income tax expense (benefit) in the period of change.

    The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded on the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

    The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax expense.

    In December 2017, H.R. 1, commonly referred to as the Tax Cuts and Jobs Act of 2017 ("U.S. Tax Reform") was signed into law. See Note 15 for additional information on U.S. Tax Reform and related Staff Accounting Bulletin 118
  ("SAB 118") provisional amounts.

  Litigation Contingencies

    The Company is a defendant in a large number of litigation matters and is involved in a number of regulatory investigations. Given the large and/or indeterminate amounts sought in certain of these matters and the inherent

                                    MLIC-23

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

  unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material effect on the
  Company's consolidated net income or cash flows in particular quarterly or annual periods. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated.
  Except as otherwise disclosed in Note 16, legal costs are recognized as incurred. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected on the
  Company's consolidated financial statements.

  Other Accounting Policies

   Stock-Based Compensation

     The Company recognizes stock-based compensation on its consolidated results of operations based on MetLife, Inc.'s allocation. MetLife, Inc.
   applies the accounting policies described below to determine those expenses.

     MetLife, Inc. grants certain employees stock-based compensation awards under various plans subject to vesting conditions. MetLife, Inc. recognizes compensation expense in an amount fixed at grant date or remeasured quarterly, depending on characteristics of the award. MetLife, Inc.
   generally recognizes this expense over the vesting period. However, MetLife,
   Inc. truncates the expense period to the date the employee attained age-and-service criteria to exercise or receive payment for the award regardless of continued employment. In such a case, MetLife, Inc. does not accelerate award exercise or payment timing. MetLife, Inc. also takes an estimation of forfeitures into account.

   Cash and Cash Equivalents

     The Company considers highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Securities included within cash equivalents are stated at estimated fair value, while other investments included within cash equivalents are stated at amortized cost, which approximates estimated fair value.

   Property, Equipment, Leasehold Improvements and Computer Software

     Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using the straight-line method over the estimated useful lives of the assets, as appropriate. The estimated life is generally 40 years for company occupied real estate property, from one to
   25 years for leasehold improvements, and from three to seven years for all other property and equipment. The cost basis of the property, equipment and leasehold improvements was $856 million and $890 million at December 31,
   2020 and 2019, respectively. Accumulated depreciation and amortization of property, equipment and leasehold improvements was $657 million and
   $635 million at December 31, 2020 and 2019, respectively. Related depreciation and amortization expense was $26 million, $24 million and
   $81 million for the years ended December 31, 2020, 2019 and 2018, respectively.

     Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as certain internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized over a four-year period using the straight-line method.
   The cost basis of computer software was $1.3 billion at both December 31,
   2020 and 2019. Accumulated amortization of capitalized software was
   $1.3 billion at both December 31, 2020 and 2019. Related amortization expense was $2 million, $0 and $90 million for the years ended December 31,
   2020, 2019 and 2018, respectively.

   Leases

     The Company, as lessee, has entered into various lease and sublease agreements for office space and equipment. At contract inception, the
   Company determines that an arrangement contains a lease if the contract conveys the right to control the use of an identified asset for a period of time in exchange for consideration. For contracts that contain a lease, the
   Company recognizes the right-of-use ("ROU") asset in Other assets and the lease liability in Other liabilities. Leases with an initial term of 12 months or less are not recorded on the balance sheet.

                                    MLIC-24

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

     ROU assets represent the Company's right to use an underlying asset for the lease term and lease liabilities represent the Company's obligation to make lease payments arising from the lease. ROU assets and lease liabilities are determined using the Company's incremental borrowing rate based upon information available at commencement date to recognize the present value of lease payments over the lease term. ROU assets also include lease payments and excludes lease incentives. Lease terms may include options to extend or terminate the lease and are included in the lease measurement when it is reasonably certain that the Company will exercise that option.

     The Company has lease agreements with lease and non-lease components. The
   Company does not separate lease and non-lease components and accounts for these items as a single lease component for all asset classes.

     The majority of the Company's leases and subleases are operating leases related to office space. The Company recognizes lease expense for operating leases on a straight-line basis over the lease term.

   Other Revenues

     Other revenues primarily include fees related to service contracts from customers for prepaid legal plans, administrative services-only contracts, and recordkeeping and related services. Substantially all of the revenue from the services is recognized over time as the applicable services are provided or are made available to the customers. The revenue recognized includes variable consideration to the extent it is probable that a significant reversal will not occur. In addition to the service fees, other revenues also include certain stable value fees and reinsurance ceded. These fees are recognized as earned.

   Policyholder Dividends

     Policyholder dividends are approved annually by Metropolitan Life
   Insurance Company's Board of Directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by Metropolitan Life
   Insurance Company.

   Foreign Currency

     Assets, liabilities and operations of foreign affiliates and subsidiaries are recorded based on the functional currency of each entity. The determination of the functional currency is made based on the appropriate economic and management indicators. The local currencies of foreign operations are the functional currencies. Assets and liabilities of foreign affiliates and subsidiaries are translated from the functional currency to
   U.S. dollars at the exchange rates in effect at each year-end and revenues and expenses are translated at the average exchange rates during the year.
   The resulting translation adjustments are charged or credited directly to
   OCI, net of applicable taxes. Gains and losses from foreign currency transactions, including the effect of re-measurement of monetary assets and liabilities to the appropriate functional currency, are reported as part of net investment gains (losses) in the period in which they occur.

   Goodwill

     On January 1,2020, the Company adopted ASU 2017-04, Intangibles-Goodwill and Other (Topic 350): Simplifying the Test for Goodwill Impairment, using a prospective transition approach for goodwill impairment testing. Goodwill represents the future economic benefits arising from net assets acquired in a business combination that are not individually identified and recognized.
   Goodwill is calculated as the excess of cost over the estimated fair value of such net assets acquired, is not amortized, and is tested for impairment based on a fair value approach at least annually, or more frequently if events or circumstances indicate that there may be justification for conducting an interim test. The Company performs its annual goodwill impairment testing during the third quarter based upon data as of the close of the second quarter. Goodwill associated with a business acquisition is not tested for impairment during the year the business is acquired unless there is a significant identified impairment event.

     The impairment test is performed at the reporting unit level, which is the operating segment or a business one level below the operating segment, if discrete financial information is prepared and regularly reviewed by management at that level. For purposes of goodwill impairment testing, if the carrying value of a reporting unit exceeds its estimated fair value, an impairment charge would be recognized for the amount by which the carrying value exceeds the reporting unit's fair value; however, the loss recognized would not exceed the total amount of goodwill allocated to that reporting unit.

                                    MLIC-25

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

   Additionally, the Company will consider income tax effects from any tax deductible goodwill on the carrying value of the reporting unit when measuring the goodwill impairment loss, if applicable.

     On an ongoing basis, the Company evaluates potential triggering events that may affect the estimated fair value of the Company's reporting units to assess whether any goodwill impairment exists. Deteriorating or adverse market conditions for certain reporting units may have a significant impact on the estimated fair value of these reporting units and could result in future impairments of goodwill.

     For the 2020 annual goodwill impairment tests, the Company concluded that goodwill was not impaired. The goodwill balance was $86 million in the U.S.
   segment at both December 31, 2020 and 2019. The goodwill balance was
   $31 million in the MetLife Holdings segment at both December 31, 2020 and
   2019.

Recent Accounting Pronouncements

  Changes to GAAP are established by the Financial Accounting Standards Board
("FASB") in the form of ASUs to the FASB Accounting Standards Codification. The
Company considers the applicability and impact of all ASUs. The following tables provide a description of new ASUs issued by the FASB and the impact of the adoption on the Company's consolidated financial statements.

  Adoption of New Accounting Pronouncements

    The table below describes the impacts of the ASUs adopted by the Company, effective during 2020 and 2019.

      Standard                       Description                  Effective Date and        Impact on Financial Statements
                                                                  Method of Adoption
-------------------------------------------------------------------------------------------------------------------------------
ASU 2020-04,           The new guidance provides optional       Effective for contract  The new guidance reduces the
Reference Rate         expedients and exceptions for applying   modifications made      operational and financial impacts of
Reform (Topic 848):    GAAP to contracts, hedging               between March 12,       contract modifications that replace a
Facilitation of the    relationships and other transactions     2020 and                reference rate, such as London
Effects of Reference   affected by reference rate reform if     December 31, 2022       Interbank Offered Rate (LIBOR),
Rate Reform on         certain criteria are met. The                                    affected by reference rate reform.
Financial Reporting;   expedients and exceptions provided by                            The adoption of the new guidance
as clarified and       the amendments do not apply to contract                          provides relief from current GAAP
amended by ASU         modifications made and hedging                                   and is not expected to have a material
2021-01, Reference     relationships entered into or evaluated                          impact on the Company's
Rate Reform (Topic     after December 31, 2022, with certain                            consolidated financial statements.
848): Scope            exceptions. ASU 2021-01 amends the                               The Company will continue to
                       scope of the recent reference rate                               evaluate the impacts of reference rate
                       reform guidance. New optional                                    reform on contract modifications and
                       expedients allow derivative instruments                          hedging relationships through
                       impacted by changes in the interest                              December 31, 2022.
                       rate used for margining, discounting,
                       or contract price alignment (i.e.,
                       discount transition) to qualify for
                       certain optional relief.
-------------------------------------------------------------------------------------------------------------------------------
ASU 2017-04,           The new guidance simplifies the former   January 1, 2020, the    The adoption of the new guidance
Intangibles-Goodwill   two-step goodwill impairment test by     Company adopted,        reduced the complexity involved
and Other (Topic       eliminating Step 2 of the test. The new  using a prospective     with the evaluation of goodwill for
350): Simplifying the  guidance requires a one-step impairment  approach.               impairment and did not have an
Test for Goodwill      test in which an entity compares the                             impact on the Company's
Impairment             fair value of a reporting unit with its                          consolidated financial statements.
                       carrying amount and recognizes an
                       impairment charge for the amount by
                       which the carrying amount exceeds the
                       reporting unit's fair value, if any.
-------------------------------------------------------------------------------------------------------------------------------

                                    MLIC-26

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

         Standard                       Description                Effective Date and        Impact on Financial Statements
                                                                   Method of Adoption
---------------------------------------------------------------------------------------------------------------------------------
ASU 2016-13, Financial       The new guidance requires an ACL    January 1, 2020 for     The adoption of this guidance
Instruments-Credit Losses    based on the expected lifetime      substantially all       resulted in a $113 million, net of
(Topic 326): Measurement     credit loss on financing            financial assets, the   income tax, decrease to retained
of Credit Losses on          receivables carried at amortized    Company adopted         earnings primarily related to the
Financial Instruments, as    cost, including, but not limited    using a modified        Company's mortgage loan
clarified and amended by     to, mortgage loans, premium         retrospective           investments. The Company has
ASU 2018-19, Codification    receivables, reinsurance            approach. For           included the required disclosures
Improvements to Topic 326,   receivables and leveraged and       previously impaired     within Note 7.
Financial Instruments-       direct financing leases.            fixed maturity
Credit Losses; ASU           The former model for OTTI on fixed  securities AFS and
2019-04, Codification        maturity securities AFS has been    certain fixed maturity
Improvements to Topic 326,   modified and requires the           securities
Financial Instruments-       recording of an ACL instead of a    AFS acquired with
Credit Losses, Topic 815,    reduction of the amortized cost.    evidence of credit
Derivatives and Hedging,     Any improvements in expected        quality deterioration
and Topic 825, Financial     future cash flows will no longer    since origination, the
Instruments; ASU 2019-05,    be reflected as a prospective       Company adopted
Financial Instruments-       yield adjustment, but instead will  prospectively on
Credit Losses (Topic 326):   be reflected as a reduction in the  January 1,2020.
Targeted Transition Relief;  ACL. The new guidance also
and ASU 2019-11,             replaces the model for PCI fixed
Codification Improvements    maturity securities AFS and
to Topic 326, Financial      financing receivables and requires
Instruments-Credit Losses    the establishment of an ACL at
                             acquisition, which is added to the
                             purchase price to establish the
                             initial amortized cost of the
                             investment.
                             The new guidance also requires
                             enhanced disclosures.
---------------------------------------------------------------------------------------------------------------------------------
ASU 2016-02, Leases          The guidance requires a lessee to   January 1, 2019. The    The Company elected the package of
(Topic 842), as clarified    recognize assets and liabilities    Company adopted         practical expedients allowed under
and amended by ASU           for leases with lease terms of      using a modified        the transition guidance. This allowed
2018-10, Codification        more than 12 months. Leases are     retrospective           the Company to carry forward its
Improvements to Topic 842,   classified as finance or operating  approach.               historical lease classification. In
Leases, ASU 2018-11,         leases and both types of leases                             addition, the Company elected all
Leases (Topic 842):          are recognized on the balance                               other practical expedients that were
Targeted Improvements,       sheet. Lessor accounting remains                            allowed under the new guidance and
and ASU 2018-20, Leases      largely unchanged from previous                             were applicable, including the
(Topic 842): Narrow-Scope    guidance except for certain                                 practical expedient to combine lease
Improvements for Lessors     targeted changes. The new guidance                          and non-lease components into one
                             also requires new qualitative and                           lease component for certain real
                             quantitative disclosures. In July                           estate leases.
                             2018, two amendments to the                                 The adoption of this guidance
                             guidance were issued. The                                   resulted in the recording of additional
                             amendments provided the option to                           net ROU assets and lease liabilities
                             adopt the new guidance                                      of approximately $866 million and
                             prospectively without adjusting                             $950 million, respectively, as of
                             comparative periods. Also, the                              January 1, 2019. The reduction of
                             amendments provided lessors with a                          ROU assets was a result of
                             practical expedient not to                                  adjustments for prepaid/deferred rent,
                             separate lease and non-lease                                unamortized initial direct costs and
                             components for certain operating                            impairment of certain ROU assets
                             leases. In December 2018, an                                based on the net present value of the
                             amendment was issued to clarify                             remaining minimum lease payments
                             lessor accounting relating to                               and sublease revenues. In addition, as
                             taxes, certain lessor's costs and                           of January 1, 2019, retained earnings
                             variable payments related to both                           increased by $95 million, net of
                             lease and non-lease components.                             income tax, as a result of the
                                                                                         recognition of deferred gains on
                                                                                         previous sale leaseback transactions.
                                                                                         The guidance did not have a material
                                                                                         impact on the Company's
                                                                                         consolidated net income and cash
                                                                                         flows. The Company has included
                                                                                         expanded disclosures on the
                                                                                         consolidated balance sheets and in
                                                                                         Notes 7 and 10.

                                    MLIC-27

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

Future Adoption of New Accounting Pronouncements

  ASUs not listed below were assessed and either determined to be not applicable or are not expected to have a material impact on the Company's consolidated financial statements or disclosures. ASUs issued but not yet adopted as of December 31, 2020 that are currently being assessed and may or may not have a material impact on the Company's consolidated financial statements or disclosures are summarized in the table below.

                                                                  Effective Date and
      Standard                       Description                  Method of Adoption         Impact on Financial Statements
---------------------------------------------------------------------------------------------------------------------------------
ASU 2019-12,           The new guidance simplifies the          January 1, 2021. The    The new guidance will not have a
Income Taxes (Topic    accounting for income taxes by removing  new guidance should     material impact on the Company's
740): Simplifying the  certain exceptions to the tax            be applied either on a  consolidated financial statements and
Accounting for         accounting guidance and providing        retrospective,          will be adopted on a prospective basis.
Income Taxes           clarification to other specific tax      modified
                       accounting guidance to eliminate         retrospective or
                       variations in practice. Specifically,    prospective basis
                       it removes the exceptions related to     based on the items to
                       the a) incremental approach for          which the
                       intraperiod tax allocation when there    amendments relate.
                       is a loss from continuing operations     Early adoption is
                       and income or a gain from other items,   permitted.
                       b) recognition of a deferred tax
                       liability when foreign investment
                       ownership changes from equity method
                       investment to consolidated subsidiary
                       and vice versa and c) use of interim
                       period tax accounting for
                       year-to-date-losses that exceed
                       anticipated losses. The guidance also
                       simplifies the application of the
                       income tax guidance for franchise taxes
                       that are partially based on income and
                       the accounting for tax law changes
                       during interim periods, clarifies the
                       accounting for transactions that result
                       in a step-up in tax basis of goodwill,
                       provides for the option to elect
                       allocation of consolidated income taxes
                       to entities disregarded by taxing
                       authorities for their stand-alone
                       reporting, and requires that an entity
                       reflect the effect of an enacted change
                       in tax laws or rates in the annual
                       effective tax rate computation in the
                       interim period that includes the
                       enactment date.
---------------------------------------------------------------------------------------------------------------------------------
ASU 2018-12,           The new guidance (i) prescribes the      January 1, 2023, to be  The implementation efforts of the
Financial Services--   discount rate to be used in measuring    applied                 Company and the evaluation of the
Insurance (Topic       the liability for future policy          retrospectively to      impact of the new guidance are in
944): Targeted         benefits for traditional and limited     January 1, 2021 (with   progress. Given the nature and extent of
Improvements to the    payment long-duration contracts, and     early adoption          the required changes to a significant
Accounting for Long-   requires assumptions for those           permitted).             portion of the Company's operations,
Duration Contracts,    liability valuations to be updated                               the adoption of this guidance is
as amended by ASU      after contract inception, (ii) requires                          expected to have a material impact on
2019-09, Financial     more market-based product guarantees on                          its consolidated financial statements.
Services--Insurance    certain separate account and other
(Topic 944):           account balance long-duration contracts
Effective Date, as     to be accounted for at fair value,
amended by ASU         (iii) simplifies the amortization of
2020-11, Financial     DAC for virtually all long-duration
Services--Insurance    contracts, and (iv) introduces certain
(Topic 944):           financial statement presentation
Effective Date and     requirements, as well as significant
Early Application      additional quantitative and qualitative
                       disclosures. The amendments in ASU
                       2019-09 defer the effective date of ASU
                       2018-12 to January 1, 2022 for all
                       entities, and the amendments in ASU
                       2020-11 further defer the effective
                       date of ASU 2018-12 for an additional
                       one year to January 1, 2023 for all
                       entities.
---------------------------------------------------------------------------------------------------------------------------------

                                    MLIC-28

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

2. Segment Information

  The Company is organized into two segments: U.S. and MetLife Holdings. In addition, the Company reports certain of its results of operations in
Corporate & Other.

U.S.

  The U.S. segment offers a broad range of protection products and services aimed at serving the financial needs of customers throughout their lives. These products are sold to corporations and their respective employees, other institutions and their respective members, as well as individuals. The U.S.
segment is organized into two businesses: Group Benefits and Retirement and
Income Solutions ("RIS").

 .   The Group Benefits business offers products such as term, variable and universal life insurance, dental, group and individual disability, vision and accident & health insurance.

 .   The RIS business offers a broad range of life and annuity-based insurance and investment products, including stable value and pension risk transfer products, institutional income annuities, structured settlements, and capital markets investment products, as well as solutions for funding postretirement benefits and company-, bank- and trust-owned life insurance.

MetLife Holdings

  The MetLife Holdings segment consists of operations relating to products and businesses that the Company no longer actively markets. These include variable, universal, term and whole life insurance, variable, fixed and index-linked annuities, and long-term care insurance.

Corporate & Other

  Corporate & Other contains various start-up, developing and run-off businesses. Also included in Corporate & Other are: the excess capital, as well as certain charges and activities, not allocated to the segments (including enterprise-wide strategic initiative restructuring charges), the Company's ancillary non-U.S. operations, interest expense related to the majority of the
Company's outstanding debt, expenses associated with certain legal proceedings and income tax audit issues, and the elimination of intersegment amounts (which generally relate to affiliated reinsurance and intersegment loans, bearing interest rates commensurate with related borrowings).

Financial Measures and Segment Accounting Policies

  Adjusted earnings is used by management to evaluate performance and allocate resources. Consistent with GAAP guidance for segment reporting, adjusted earnings is also the Company's GAAP measure of segment performance and is reported below. Adjusted earnings should not be viewed as a substitute for net income (loss). The Company believes the presentation of adjusted earnings, as the Company measures it for management purposes, enhances the understanding of its performance by highlighting the results of operations and the underlying profitability drivers of the business.

  Adjusted earnings is defined as adjusted revenues less adjusted expenses, net of income tax.

  The financial measures of adjusted revenues and adjusted expenses focus on the Company's primary businesses principally by excluding the impact of market volatility, which could distort trends, and revenues and costs related to non-core products and certain entities required to be consolidated under GAAP.
Also, these measures exclude results of discontinued operations under GAAP and other businesses that have been or will be sold or exited by MLIC but do not meet the discontinued operations criteria under GAAP and are referred to as divested businesses. Divested businesses also include the net impact of transactions with exited businesses that have been eliminated in consolidation under GAAP and costs relating to businesses that have been or will be sold or exited by MLIC that do not meet the criteria to be included in results of discontinued operations under GAAP. Adjusted revenues also excludes net investment gains (losses) and net derivative gains (losses).

                                    MLIC-29

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

2. Segment Information (continued)

  The following additional adjustments are made to revenues, in the line items indicated, in calculating adjusted revenues:

 .   Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to net investment gains (losses)
     and net derivative gains (losses) and certain variable annuity GMIB fees
     ("GMIB fees"); and

 .   Net investment income: (i) includes adjustments for earned income on derivatives and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment, (ii) excludes post-tax adjusted earnings adjustments relating to insurance joint ventures accounted for under the equity method, (iii) excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP and
     (iv) includes distributions of profits from certain other limited partnership interests that were previously accounted for under the cost method, but are now accounted for at estimated fair value, where the change in estimated fair value is recognized in net investment gains
     (losses) under GAAP.

  The following additional adjustments are made to expenses, in the line items indicated, in calculating adjusted expenses:

 .   Policyholder benefits and claims and policyholder dividends excludes:
     (i) amortization of basis adjustments associated with de-designated fair value hedges of future policy benefits, (ii) changes in the policyholder dividend obligation related to net investment gains (losses) and net derivative gains (losses), (iii) amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and other pass-through adjustments,
     (iv) benefits and hedging costs related to GMIBs ("GMIB costs") and
     (v) market value adjustments associated with surrenders or terminations of contracts ("Market value adjustments");

 .   Interest credited to policyholder account balances includes adjustments for earned income on derivatives and amortization of premium on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment;

 .   Amortization of DAC and VOBA excludes amounts related to: (i) net investment gains (losses) and net derivative gains (losses), (ii) GMIB fees and GMIB costs and (iii) Market value adjustments;

 .   Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP; and

 .   Other expenses excludes: (i) noncontrolling interests, (ii) acquisition, integration and other costs, and (iii) goodwill impairments.

  The tax impact of the adjustments mentioned above are calculated net of the
U.S. or foreign statutory tax rate, which could differ from the Company's effective tax rate. Additionally, the provision for income tax (expense)
benefit also includes the impact related to the timing of certain tax credits, as well as certain tax reforms.

  Set forth in the tables below is certain financial information with respect to the Company's segments, as well as Corporate & Other, for the years ended
December 31, 2020, 2019 and 2018 and at December 31, 2020 and 2019. The segment accounting policies are the same as those used to prepare the Company's consolidated financial statements, except for adjusted earnings adjustments as defined above. In addition, segment accounting policies include the method of capital allocation described below.

  Economic capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. The economic capital model accounts for the unique and specific nature of the risks inherent in MetLife's and the Company's businesses.

  MetLife's economic capital model, coupled with considerations of local capital requirements, aligns segment allocated equity with emerging standards and consistent risk principles. The model applies statistics-based risk evaluation principles to the material risks to which the Company is exposed.
These consistent risk principles include calibrating required economic capital shock factors to a specific confidence level and time horizon while applying an industry standard method for the inclusion of diversification benefits among risk types. MetLife's management is responsible for the ongoing production and enhancement of the economic capital model and reviews its approach periodically to ensure that it remains consistent with emerging industry practice standards.

                                    MLIC-30

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

2. Segment Information (continued)

  Segment net investment income is credited or charged based on the level of allocated equity; however, changes in allocated equity do not impact the
Company's consolidated net investment income, net income (loss) or adjusted earnings.

  Net investment income is based upon the actual results of each segment's specifically identifiable investment portfolios adjusted for allocated equity.
Other costs are allocated to each of the segments based upon: (i) a review of the nature of such costs; (ii) time studies analyzing the amount of employee compensation costs incurred by each segment; and (iii) cost estimates included in the Company's product pricing.

                                                                   MetLife    Corporate                               Total
Year Ended December 31, 2020                            U.S.       Holdings    & Other      Total     Adjustments  Consolidated
--------------------------------------------------- -----------  -----------  --------- ------------  -----------  ------------
                                                                                   (In millions)
Revenues
Premiums...........................................  $   17,778   $    2,962   $     1   $    20,741   $       --   $    20,741
Universal life and investment-type product policy
 fees..............................................       1,044          868        --         1,912           84         1,996
Net investment income..............................       6,348        4,616      (136)       10,828         (578)       10,250
Other revenues.....................................         857          224       580         1,661           --         1,661
Net investment gains (losses)......................          --           --        --            --          (73)          (73)
Net derivative gains (losses)......................          --           --        --            --          738           738
                                                    -----------  -----------  --------- ------------  -----------  ------------
  Total revenues...................................      26,027        8,670       445        35,142          171        35,313
                                                    -----------  -----------  --------- ------------  -----------  ------------
Expenses
Policyholder benefits and claims and policyholder
 dividends.........................................      17,821        5,669        --        23,490          485        23,975
Interest credited to policyholder account balances.       1,569          687        --         2,256           (9)        2,247
Capitalization of DAC..............................         (49)          (2)       --           (51)          --           (51)
Amortization of DAC and VOBA.......................          56          290        --           346           60           406
Interest expense on debt...........................           7            6        86            99           --            99
Other expenses.....................................       3,085          801       666         4,552            7         4,559
                                                    -----------  -----------  --------- ------------  -----------  ------------
  Total expenses...................................      22,489        7,451       752        30,692          543        31,235
                                                    -----------  -----------  --------- ------------  -----------  ------------
Provision for income tax expense (benefit).........         752          236      (376)          612          (78)          534
                                                    -----------  -----------  --------- ------------               ------------
  Adjusted earnings................................  $    2,786   $      983   $    69         3,838
                                                    ===========  ===========  =========
Adjustments to:
Total revenues.....................................                                              171
Total expenses.....................................                                             (543)
Provision for income tax (expense) benefit.........                                               78
                                                                                        ------------
  Net income (loss)...........................................                           $     3,544                $     3,544
                                                                                        ============               ============

                                             MetLife    Corporate
  At December 31, 2020             U.S.      Holdings    & Other      Total
  ----------------------------- ----------- ----------- ---------- -----------
                                                (In millions)
  Total assets.................  $  262,478  $  164,956  $  30,173  $  457,607
  Separate account assets......  $   81,866  $   46,780  $      --  $  128,646
  Separate account liabilities.  $   81,866  $   46,780  $      --  $  128,646

                                    MLIC-31

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

2. Segment Information (continued)

                                                            MetLife      Corporate                                 Total
Year Ended December 31, 2019                    U.S.        Holdings      & Other        Total     Adjustments  Consolidated
------------------------------------------- ------------  ------------ ------------  ------------  -----------  ------------
                                                                              (In millions)
Revenues
Premiums...................................  $    18,510   $     3,098  $        --   $    21,608   $       --   $    21,608
Universal life and investment-type product
 policy fees...............................        1,037           912           --         1,949           88         2,037
Net investment income......................        6,647         4,688          (73)       11,262         (289)       10,973
Other revenues.............................          815           220          538         1,573           --         1,573
Net investment gains (losses)..............           --            --           --            --          346           346
Net derivative gains (losses)..............           --            --           --            --         (288)         (288)
                                            ------------  ------------ ------------  ------------  -----------  ------------
  Total revenues...........................       27,009         8,918          465        36,392         (143)       36,249
                                            ------------  ------------ ------------  ------------  -----------  ------------
Expenses
Policyholder benefits and claims and
 policyholder dividends....................       18,963         5,920           --        24,883          206        25,089
Interest credited to policyholder account
 balances..................................        1,925           718           --         2,643          (19)        2,624
Capitalization of DAC......................          (53)           10           --           (43)          --           (43)
Amortization of DAC and VOBA...............           55           220           --           275          (36)          239
Interest expense on debt...................           10             8           87           105           --           105
Other expenses.............................        2,947           844          877         4,668            7         4,675
                                            ------------  ------------ ------------  ------------  -----------  ------------
  Total expenses...........................       23,847         7,720          964        32,531          158        32,689
                                            ------------  ------------ ------------  ------------  -----------  ------------
Provision for income tax expense (benefit).          656           232         (677)          211          (63)          148
                                            ------------  ------------ ------------  ------------               ------------
  Adjusted earnings........................  $     2,506   $       966  $       178         3,650
                                            ============  ============ ============
Adjustments to:
Total revenues.............................                                                  (143)
Total expenses.............................                                                  (158)
Provision for income tax (expense) benefit.                                                    63
                                                                                     ------------
  Net income (loss)........................                                           $     3,412                $     3,412
                                                                                     ============               ============

                                              MetLife      Corporate
At December 31, 2019              U.S.        Holdings      & Other        Total
----------------------------- ------------- ------------- ------------ -------------
                                                  (In millions)
Total assets.................  $    246,319  $    156,327  $    28,171  $    430,817
Separate account assets......  $     73,056  $     44,811  $        --  $    117,867
Separate account liabilities.  $     73,056  $     44,811  $        --  $    117,867

                                    MLIC-32

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

2. Segment Information (continued)

                                                                      MetLife   Corporate                             Total
Year Ended December 31, 2018                                U.S.      Holdings   & Other     Total     Adjustments Consolidated
------------------------------------------------------- -----------  ---------- --------- -----------  ----------- ------------
                                                                                     (In millions)
Revenues
Premiums............................................... $    23,388  $    3,205 $     20  $    26,613  $       --  $    26,613
Universal life and investment-type product policy fees.       1,023       1,008       --        2,031          93        2,124
Net investment income..................................       6,678       4,780     (154)      11,304        (385)      10,919
Other revenues.........................................         775         240      571        1,586          --        1,586
Net investment gains (losses)..........................          --          --       --           --         153          153
Net derivative gains (losses)..........................          --          --       --           --         766          766
                                                        -----------  ---------- --------- -----------  ----------- ------------
  Total revenues.......................................      31,864       9,233      437       41,534         627       42,161
                                                        -----------  ---------- --------- -----------  ----------- ------------
Expenses
Policyholder benefits and claims and policyholder
 dividends.............................................      24,202       5,870        5       30,077         105       30,182
Interest credited to policyholder account balances.....       1,735         748       --        2,483          (4)       2,479
Capitalization of DAC..................................         (40)          6       --          (34)         --          (34)
Amortization of DAC and VOBA...........................          75         245       --          320         150          470
Interest expense on debt...............................          12           8       88          108          --          108
Other expenses.........................................       2,838         980      834        4,652          (5)       4,647
                                                        -----------  ---------- --------- -----------  ----------- ------------
  Total expenses.......................................      28,822       7,857      927       37,606         246       37,852
                                                        -----------  ---------- --------  -----------  ----------  -----------
Provision for income tax expense (benefit).............         648         269     (823)          94          79          173
                                                        -----------  ---------- --------- -----------              ------------
  Adjusted earnings.................................... $     2,394  $    1,107 $    333        3,834
                                                        ===========  ========== =========
Adjustments to:
Total revenues.........................................                                           627
Total expenses.........................................                                          (246)
Provision for income tax (expense) benefit.............                                           (79)
                                                                                          -----------
  Net income (loss)....................................                                   $     4,136              $     4,136
                                                                                          ===========              ============

   The following table presents total premiums, universal life and investment-type product policy fees and other revenues by major product groups of the Company's segments, as well as Corporate & Other:

                                                  Years Ended December 31,
                                                -----------------------------
                                                  2020      2019      2018
                                                --------- --------- ---------
                                                        (In millions)
  Life insurance............................... $  14,018 $  13,413 $  13,251
  Accident & health insurance..................     8,650     8,556     8,071
  Annuities....................................     1,352     2,917     8,685
  Other........................................       378       332       316
                                                --------- --------- ---------
   Total....................................... $  24,398 $  25,218 $  30,323
                                                ========= ========= =========

  Substantially all of the Company's consolidated premiums, universal life and investment-type product policy fees and other revenues originated in the U.S.

  Revenues derived from one U.S. segment customer were $3.3 billion,
$3.0 billion and $3.1 billion for the years ended December 31, 2020, 2019 and
2018, respectively, which represented 14%, 12% and 10% of the consolidated premiums, universal life and investment-type product policy fees and other revenues, respectively. Revenues derived from the second U.S. segment customer were $6.0 billion for the year ended December 31, 2018, which represented 20%
of consolidated premiums, universal life and investment-type product policy fees and other revenues. The revenue was from a single premium received for a pension risk transfer. Revenues derived from any other customer did not exceed
10% of consolidated premiums, universal life and investment-type product policy fees and other revenues for the years ended December 31, 2020, 2019 and 2018.

                                    MLIC-33

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Insurance

Insurance Liabilities

   Insurance liabilities, including affiliated insurance liabilities on reinsurance assumed and ceded, are comprised of future policy benefits, policyholder account balances and other policy-related balances. Information regarding insurance liabilities by segment, as well as Corporate & Other, was as follows at:

                                           December 31,
                                         -----------------
                                           2020     2019
                                         -------- --------
                                           (In millions)
                      U.S............... $147,557 $139,081
                      MetLife Holdings..   90,259   88,451
                      Corporate & Other.      170      212
                                         -------- --------
                        Total........... $237,986 $227,744
                                         ======== ========

  See Note 5 for discussion of affiliated reinsurance liabilities included in the table above.

  Future policy benefits are measured as follows:

      --------------------------------------------------------------------
      Product Type:                 Measurement Assumptions:
      --------------------------------------------------------------------
      Participating life            Aggregate of (i) net level premium
                                      reserves for death and endowment
                                      policy benefits (calculated based
                                      upon the non-forfeiture interest
                                      rate, ranging from 3% to 7%, and
                                      mortality rates guaranteed in
                                      calculating the cash surrender
                                      values described in such
                                      contracts); and (ii) the liability
                                      for terminal dividends.
      --------------------------------------------------------------------
      Nonparticipating life         Aggregate of the present value of
                                      future expected benefit payments
                                      and related expenses less the
                                      present value of future expected
                                      net premiums. Assumptions as to
                                      mortality and persistency are based
                                      upon the Company's experience when
                                      the basis of the liability is
                                      established. Interest rate
                                      assumptions for the aggregate
                                      future policy benefit liabilities
                                      range from 2% to 11%.
      --------------------------------------------------------------------
      Individual and group          Present value of future expected
      traditional fixed annuities     payments. Interest rate assumptions
      after annuitization             used in establishing such
                                      liabilities range from 1% to 11%.
      --------------------------------------------------------------------
      Non-medical health insurance  The net level premium method and assumptions as to future morbidity,
                                      withdrawals and interest, which
                                      provide a margin for adverse
                                      deviation. Interest rate
                                      assumptions used in establishing
                                      such liabilities range from 1% to
                                      7%.
      --------------------------------------------------------------------
      Disabled lives                Present value of benefits method and
                                      experience assumptions as to claim
                                      terminations, expenses and
                                      interest. Interest rate assumptions
                                      used in establishing such
                                      liabilities range from 2% to 8%.
      --------------------------------------------------------------------

  Participating business represented 3% of the Company's life insurance in-force at both December 31, 2020 and 2019. Participating policies represented
17%, 19% and 20% of gross traditional life insurance premiums for the years ended December 31, 2020, 2019 and 2018, respectively.

  Policyholder account balances are equal to: (i) policy account values, which consist of an accumulation of gross premium payments; and (ii) credited interest, ranging from less than 1% to 8%, less expenses, mortality charges and withdrawals.

                                    MLIC-34

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Insurance (continued)

Guarantees

   The Company issues directly and assumes through reinsurance variable annuity products with guaranteed minimum benefits. GMABs, the non-life contingent portion of GMWBs and certain non-life contingent portions of GMIBs are accounted for as embedded derivatives in policyholder account balances and are further discussed in Note 8. Guarantees accounted for as insurance liabilities include:

----------------------------------------------------------------------------------------------------
Guarantee:                                      Measurement Assumptions:
----------------------------------------------------------------------------------------------------
GMDBs  . A return of purchase payment upon    . Present value of expected death benefits in excess
          death even if the account value is     of the projected account balance recognizing the
          reduced to zero.                       excess ratably over the accumulation period
                                                 based on the present value of total expected
                                                 assessments.

       . An enhanced death benefit may be     . Assumptions are consistent with those used for
          available for an additional fee.       amortizing DAC, and are thus subject to the
                                                 same variability and risk.

                                              .  Investment performance and volatility assumptions
                                                 are consistent with the historical experience of
                                                 the appropriate underlying equity index, such as
                                                 the S&P 500 Index.

                                              . Benefit assumptions are based on the average
                                                 benefits payable over a range of scenarios.
----------------------------------------------------------------------------------------------------
GMIBs  . After a specified period of time     . Present value of expected income benefits in excess
          determined at the time of issuance     of the projected account balance at any future
          of the variable annuity contract,      date of annuitization and recognizing the excess
          a minimum accumulation of purchase     ratably over the accumulation period based on
          payments, even if the account          present value of total expected assessments.
          value is reduced to zero, that can
          be annuitized to receive a monthly
          income stream that is not less
          than a specified amount.

       .  Certain contracts also provide for  . Assumptions are consistent with those used for
          a guaranteed lump sum return of        estimating GMDB liabilities.
          purchase premium in lieu of the
          annuitization benefit.

                                              . Calculation incorporates an assumption for the
                                                 percentage of the potential annuitizations that
                                                 may be elected by the contractholder.
----------------------------------------------------------------------------------------------------
GMWBs. . A return of purchase payment via     . Expected value of the life contingent payments and
          partial withdrawals, even if the       expected assessments using assumptions
          account value is reduced to zero,      consistent with those used for estimating the
          provided that cumulative               GMDB liabilities.
          withdrawals in a contract year do
          not exceed a certain limit.

       . Certain contracts include
          guaranteed withdrawals that are
          life contingent.
----------------------------------------------------------------------------------------------------

  The Company also issues other annuity contracts that apply a lower rate on funds deposited if the contractholder elects to surrender the contract for cash and a higher rate if the contractholder elects to annuitize. These guarantees include benefits that are payable in the event of death, maturity or at annuitization. Certain other annuity contracts contain guaranteed annuitization benefits that may be above what would be provided by the current account value of the contract. Additionally, the Company issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee or a guaranteed paid-up benefit.

                                    MLIC-35

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Insurance (continued)

   Information regarding the liabilities for guarantees (excluding base policy liabilities and embedded derivatives) relating to annuity and universal and variable life contracts was as follows:

                                                      Universal and Variable
                                 Annuity Contracts        Life Contracts
                              ----------------------  ----------------------
                               GMDBs and              Secondary    Paid-Up
                                 GMWBs       GMIBs    Guarantees  Guarantees      Total
                              ----------  ----------  ----------  ----------  ------------
                                                      (In millions)
Direct:
Balance at January 1, 2018... $      326  $      579  $      725  $      109  $      1,739
Incurred guaranteed benefits.          3         162          95           5           265
Paid guaranteed benefits.....        (12)         (3)         --          --           (15)
                              ----------  ----------  ----------  ----------  ------------
Balance at December 31, 2018.        317         738         820         114         1,989
Incurred guaranteed benefits.         57          19         255          52           383
Paid guaranteed benefits.....        (13)         --          --          --           (13)
                              ----------  ----------  ----------  ----------  ------------
Balance at December 31, 2019.        361         757       1,075         166         2,359
Incurred guaranteed benefits.        144         206         320         (12)          658
Paid guaranteed benefits.....        (12)         (4)        (44)        (14)          (74)
                              ----------  ----------  ----------  ----------  ------------
Balance at December 31, 2020. $      493  $      959  $    1,351  $      140  $      2,943
                              ==========  ==========  ==========  ==========  ============
Ceded:
Balance at January 1, 2018... $       --  $       --  $      272  $       76  $        348
Incurred guaranteed benefits.         --          --          29           4            33
Paid guaranteed benefits.....         --          --          --          --            --
                              ----------  ----------  ----------  ----------  ------------
Balance at December 31, 2018.         --          --         301          80           381
Incurred guaranteed benefits.         --          --          95          15           110
Paid guaranteed benefits.....         --          --          --          --            --
                              ----------  ----------  ----------  ----------  ------------
Balance at December 31, 2019.         --          --         396          95           491
Incurred guaranteed benefits.         --          --          93          13           106
Paid guaranteed benefits.....         --          --         (20)         (9)          (29)
                              ----------  ----------  ----------  ----------  ------------
Balance at December 31, 2020. $       --  $       --  $      469  $       99  $        568
                              ==========  ==========  ==========  ==========  ============
Net:
Balance at January 1, 2018... $      326  $      579  $      453  $       33  $      1,391
Incurred guaranteed benefits.          3         162          66           1           232
Paid guaranteed benefits.....        (12)         (3)         --          --           (15)
                              ----------  ----------  ----------  ----------  ------------
Balance at December 31, 2018.        317         738         519          34         1,608
Incurred guaranteed benefits.         57          19         160          37           273
Paid guaranteed benefits.....        (13)         --          --          --           (13)
                              ----------  ----------  ----------  ----------  ------------
Balance at December 31, 2019.        361         757         679          71         1,868
Incurred guaranteed benefits.        144         206         227         (25)          552
Paid guaranteed benefits.....        (12)         (4)        (24)         (5)          (45)
                              ----------  ----------  ----------  ----------  ------------
Balance at December 31, 2020. $      493  $      959  $      882  $       41  $      2,375
                              ==========  ==========  ==========  ==========  ============

                                    MLIC-36

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Insurance (continued)

    Information regarding the Company's guarantee exposure, which includes direct business, but excludes offsets from hedging or reinsurance, if any, was as follows at:

                                                                        December 31,
                                         -----------------------------------------------------------------------
                                                         2020                                  2019
                                         ---------------------------------     ---------------------------------
                                              In the               At               In the               At
                                           Event of Death      Annuitization     Event of Death      Annuitization
                                         ----------------   ---------------    ----------------   ---------------
                                                                    (Dollars in millions)
Annuity Contracts:
Variable Annuity Guarantees:
  Total account value (1), (2)..........  $      50,047      $      21,229      $      49,207      $      21,472
  Separate account value (1)............  $      40,583      $      20,368      $      39,679      $      20,666
  Net amount at risk....................  $       1,178 (3)  $         552 (4)  $       1,195 (3)  $         524 (4)
Average attained age of contractholders.       68 years           67 years           68 years           66 years
Other Annuity Guarantees:
  Total account value (1), (2)..........            N/A      $         142                N/A      $         143
  Net amount at risk....................            N/A      $          74 (5)            N/A      $          80 (5)
Average attained age of contractholders.            N/A           55 years                N/A           54 years

                                                                        December 31,
                                         -----------------------------------------------------------------------
                                                         2020                                  2019
                                         ---------------------------------     ---------------------------------
                                            Secondary            Paid-Up          Secondary            Paid-Up
                                             Guarantees         Guarantees         Guarantees        Guarantees
                                         ----------------   ---------------    ----------------   ---------------
                                                                    (Dollars in millions)
Universal and Variable Life Contracts:
  Total account value (1), (2)..........  $       5,607      $         861      $       4,909      $         899
  Net amount at risk (6)................  $      39,134      $       5,525      $      41,385      $       5,884
Average attained age of policyholders...       58 years           65 years           57 years           64 years

--------
(1) The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

(2) Includes the contractholder's investments in the general account and separate account, if applicable.

(3) Defined as the death benefit less the total account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date and includes any additional contractual claims associated with riders purchased to assist with covering income taxes payable upon death.

(4) Defined as the amount (if any) that would be required to be added to the total account value to purchase a lifetime income stream, based on current annuity rates, equal to the minimum amount provided under the guaranteed benefit. This amount represents the Company's potential economic exposure to such guarantees in the event all contractholders were to annuitize on the balance sheet date, even though the contracts contain terms that allow annuitization of the guaranteed amount only after the 10th anniversary of the contract, which not all contractholders have achieved.

(5) Defined as either the excess of the upper tier, adjusted for a profit margin, less the lower tier, as of the balance sheet date or the amount (if any) that would be required to be added to the total account value to purchase a lifetime income stream, based on current annuity rates, equal to the minimum amount provided under the guaranteed benefit. These amounts represent the Company's potential economic exposure to such guarantees in the event all contractholders were to annuitize on the balance sheet date.

(6) Defined as the guarantee amount less the account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date.

                                    MLIC-37

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Insurance (continued)

Guarantees -- Separate Accounts

   Account balances of contracts with guarantees were invested in separate account asset classes as follows at:

                                          December 31,
                                   ---------------------------
                                       2020          2019
                                   ------------- -------------
                                          (In millions)
                  Fund Groupings:
                  Equity.......... $      23,891 $      21,960
                  Balanced........        16,992        17,396
                  Bond............         3,052         3,024
                  Money Market....            52            48
                                   ------------- -------------
                    Total......... $      43,987 $      42,428
                                   ============= =============

Obligations Assumed Under Structured Settlement Assignments

  The Company assumed structured settlement claim obligations as an assignment company. These liabilities are measured at the present value of the future periodic claims to be provided and reported as other policy-related balances.
The Company received a fee for assuming these claim obligations and, as the assignee of the claim, is legally obligated to ensure periodic payments are made to the claimant. The Company purchased annuities to fund these future periodic payment claim obligations and designates payments to be made directly to the claimant by the annuity writer. These annuities funding structured settlement claims are recorded as an investment. The Company has recorded unpaid claim obligations and annuity contracts of equal amounts of $1.3 billion at both December 31, 2020 and 2019. See Note 1.

Obligations Under Funding Agreements

  The Company issues fixed and floating rate funding agreements, which are denominated in either U.S. dollars or foreign currencies, to certain unconsolidated special purpose entities that have issued either debt securities or commercial paper for which payment of interest and principal is secured by such funding agreements. For the years ended December 31, 2020, 2019 and 2018, the Company issued $39.3 billion, $37.3 billion and $41.8 billion, respectively, and repaid $36.7 billion, $36.4 billion and $43.7 billion, respectively, of such funding agreements. At December 31, 2020 and 2019, liabilities for funding agreements outstanding, which are included in policyholder account balances, were $38.8 billion and $34.6 billion, respectively.

  Metropolitan Life Insurance Company is a member of the FHLB of New York.
Holdings of common stock of the FHLB of New York, included in other invested assets, were $765 million and $737 million at December 31, 2020 and 2019, respectively.

                                    MLIC-38

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Insurance (continued)

   The Company has also entered into funding agreements with the FHLB of New
York and a subsidiary of the Federal Agricultural Mortgage Corporation, a
federally chartered instrumentality of the U.S. ("Farmer Mac"). The liability for such funding agreements is included in policyholder account balances.
Information related to such funding agreements was as follows at:

                              Liability                    Collateral
                      ------------------------- -----------------------------
                                             December 31,
                      -------------------------------------------------------
                          2020         2019           2020             2019
                      ------------ ------------ ------------     ------------
                                             (In millions)
FHLB of New York (1). $     15,245 $     14,445 $     17,258 (2) $     16,570 (2)
Farmer Mac (3)....... $      2,375 $      2,550 $      2,450     $      2,670
--------

(1) Represents funding agreements issued to the FHLB of New York in exchange for cash and for which the FHLB of New York has been granted a lien on certain assets, some of which are in the custody of the FHLB of New York, including residential mortgage-backed securities ("RMBS"), to collateralize obligations under such funding agreements. The Company is permitted to withdraw any portion of the collateral in the custody of the FHLB of
    New York as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. Upon any event of default by the Company, the FHLB of New York's recovery on the collateral is limited to the amount of the Company's liability to the FHLB of New York.

(2) Advances are collateralized by mortgage-backed securities. The amount of collateral presented is at estimated fair value.

(3) Represents funding agreements issued to a subsidiary of Farmer Mac. The obligations under these funding agreements are secured by a pledge of certain eligible agricultural mortgage loans and may, under certain circumstances, be secured by other qualified collateral. The amount of collateral presented is at carrying value.

Liabilities for Unpaid Claims and Claim Expenses

  The following is information about incurred and paid claims development by segment at December 31, 2020. Such amounts are presented net of reinsurance, and are not discounted. The tables present claims development and cumulative claim payments by incurral year. The development tables are only presented for significant short-duration product liabilities within each segment. The information about incurred and paid claims development prior to 2020 is presented as supplementary information.

                                    MLIC-39

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Insurance (continued)

  U.S.

   Group Life - Term

                 Incurred Claims and Allocated Claim Adjustment Expense, Net of Reinsurance            At December 31, 2020
         -----------------------------------------------------------------------------------------  ---------------------------
                                      For the Years Ended December 31,
         -----------------------------------------------------------------------------------------     Total IBNR
                                           (Unaudited)                                              Liabilities Plus
         --------------------------------------------------------------------------------               Expected     Cumulative
                                                                                                     Development on  Number of
Incurral                                                                                                Reported      Reported
  Year     2011     2012     2013     2014     2015     2016     2017     2018     2019     2020         Claims        Claims
-------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------  ---------------- ----------
                                                         (Dollars in millions)
  2011.. $  6,318 $  6,290 $  6,293 $  6,269 $  6,287 $  6,295 $  6,294 $  6,295 $  6,297 $  6,299        $  1        208,202
  2012..             6,503    6,579    6,569    6,546    6,568    6,569    6,569    6,572    6,574           1        209,960
  2013..                      6,637    6,713    6,719    6,720    6,730    6,720    6,723    6,724           1        212,572
  2014..                               6,986    6,919    6,913    6,910    6,914    6,919    6,920           3        215,388
  2015..                                        7,040    7,015    7,014    7,021    7,024    7,025           3        217,729
  2016..                                                 7,125    7,085    7,095    7,104    7,105           6        218,487
  2017..                                                          7,432    7,418    7,425    7,427           9        257,925
  2018..                                                                   7,757    7,655    7,646          14        242,815
  2019..                                                                            7,935    7,900          23        239,317
  2020..                                                                                     8,913         757        206,427
                                                                                          --------
 Total.........................................................................             72,533
Cumulative paid claims and paid allocated claim adjustment expenses, net of
 reinsurance....................................................................           (70,179)
All outstanding liabilities for incurral years prior to 2011, net of
 reinsurance....................................................................                18
                                                                                          --------
 Total unpaid claims and claim adjustment expenses, net of reinsurance.........           $  2,372
                                                                                          ========

                 Cumulative Paid Claims and Paid Allocated Claim Adjustment Expenses, Net of Reinsurance
               -------------------------------------------------------------------------------------------
                                            For the Years Ended December 31,
               -------------------------------------------------------------------------------------------
                                                 (Unaudited)
               -------------------------------------------------------------------------------- ----------
Incurral Year    2011     2012     2013     2014     2015     2016     2017     2018     2019      2020
-------------  -------- -------- -------- -------- -------- -------- -------- -------- -------- ----------
                                                      (In millions)
    2011...... $  4,982 $  6,194 $  6,239 $  6,256 $  6,281 $  6,290 $  6,292 $  6,295 $  6,296  $   6,297
    2012......             5,132    6,472    6,518    6,532    6,558    6,565    6,566    6,569      6,572
    2013......                      5,216    6,614    6,664    6,678    6,711    6,715    6,720      6,721
    2014......                               5,428    6,809    6,858    6,869    6,902    6,912      6,915
    2015......                                        5,524    6,913    6,958    6,974    7,008      7,018
    2016......                                                 5,582    6,980    7,034    7,053      7,086
    2017......                                                          5,761    7,292    7,355      7,374
    2018......                                                                   6,008    7,521      7,578
    2019......                                                                            6,178      7,756
    2020......                                                                                       6,862
                                                                                                ----------
 Total cumulative paid claims and paid allocated claim adjustment expenses, net of reinsurance   $  70,179
                                                                                                ==========

   Average Annual Percentage Payout

     The following is supplementary information about average historical claims duration at December 31, 2020:

                          Average Annual Percentage Payout of Incurred Claims by Age, Net of Reinsurance
                          -----------------------------------------------------------------------------
       Years.............   1         2       3       4       5       6       7      8      9     10
       Group Life - Term. 78.2%     20.0%    0.7%    0.2%    0.5%    0.1%    --%    --%    --%    --%

                                    MLIC-40

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Insurance (continued)

   Group Long-Term Disability

                   Incurred Claims and Allocated Claim Adjustment Expense, Net of Reinsurance        At December 31, 2020
                --------------------------------------------------------------------------------  ---------------------------
                                        For the Years Ended December 31,                             Total IBNR
                --------------------------------------------------------------------------------  Liabilities Plus
                                              (Unaudited)                                             Expected     Cumulative
                -----------------------------------------------------------------------            Development on  Number of
Incurral                                                                                              Reported      Reported
 Year            2011    2012    2013    2014    2015    2016    2017    2018    2019     2020         Claims        Claims
--------        ------- ------- ------- ------- ------- ------- ------- ------- ------- --------  ---------------- ----------
                                                            (Dollars in millions)
  2011......... $   955 $   916 $   894 $   914 $   924 $   923 $   918 $   917 $   914 $    910        $ --         21,644
  2012.........             966     979     980   1,014   1,034   1,037   1,021   1,015    1,011          --         20,086
  2013.........                   1,008   1,027   1,032   1,049   1,070   1,069   1,044    1,032          --         21,138
  2014.........                           1,076   1,077   1,079   1,101   1,109   1,098    1,097          --         22,852
  2015.........                                   1,082   1,105   1,093   1,100   1,087    1,081          --         21,209
  2016.........                                           1,131   1,139   1,159   1,162    1,139          --         17,967
  2017.........                                                   1,244   1,202   1,203    1,195          --         16,313
  2018.........                                                           1,240   1,175    1,163           7         15,135
  2019.........                                                                   1,277    1,212          33         15,044
  2020.........                                                                            1,253         630          8,387
                                                                                        --------
 Total................................................................................    11,093
Cumulative paid claims and paid allocated claim adjustment expenses, net of reinsurance   (5,657)
All outstanding liabilities for incurral years prior to 2011, net of reinsurance.......    1,543
                                                                                        --------
 Total unpaid claims and claim adjustment expenses, net of reinsurance................  $  6,979
                                                                                        ========

                   Cumulative Paid Claims and Paid Allocated Claim Adjustment Expenses, Net of Reinsurance
                 ---------------------------------------------------------------------------------------------------
                                              For the Years Ended December 31,
                 ---------------------------------------------------------------------------------------------------
                                                   (Unaudited)
                 ---------------------------------------------------------------------------------------
Incurral Year     2011      2012      2013      2014      2015      2016      2017      2018      2019      2020
-------------    -------  --------  --------  --------  --------  --------  --------  --------  -------- -----------
                                                        (In millions)
    2011........ $    44  $    217  $    337  $    411  $    478  $    537  $    588  $    635  $    670  $      703
    2012........                43       229       365       453       524       591       648       694         730
    2013........                          43       234       382       475       551       622       676         722
    2014........                                    51       266       428       526       609       677         732
    2015........                                              50       264       427       524       601         665
    2016........                                                        49       267       433       548         628
    2017........                                                                  56       290       476         579
    2018........                                                                            54       314         497
    2019........                                                                                      57         342
    2020........                                                                                                  59
                                                                                                         -----------
 Total cumulative paid claims and paid allocated claim adjustment expenses, net of reinsurance            $    5,657
                                                                                                         ===========

   Average Annual Percentage Payout

     The following is supplementary information about average historical claims duration at December 31, 2020:

                            Average Annual Percentage Payout of Incurred Claims by Age, Net of Reinsurance
                            -----------------------------------------------------------------------------
Years......................  1        2        3       4       5       6       7       8      9      10
Group Long-Term Disability. 4.6%    20.0%    14.6%    8.9%    7.2%    6.4%    5.4%    4.7%   3.7%   3.6%

                                    MLIC-41

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Insurance (continued)

  Significant Methodologies and Assumptions

     Group Life - Term and Group Long-Term Disability incurred but not paid
   ("IBNP") liabilities are developed using a combination of loss ratio and development methods. Claims in the course of settlement are then subtracted from the IBNP liabilities, resulting in the IBNR liabilities. The loss ratio method is used in the period in which the claims are neither sufficient nor credible. In developing the loss ratios, any material rate increases that could change the underlying premium without affecting the estimated incurred losses are taken into account. For periods where sufficient and credible claim data exists, the development method is used based on the claim triangles which categorize claims according to both the period in which they were incurred and the period in which they were paid, adjudicated or reported. The end result is a triangle of known data that is used to develop known completion ratios and factors. Claims paid are then subtracted from the estimated ultimate incurred claims to calculate the IBNP liability.

     An expense liability is held for the future expenses associated with the payment of incurred but not yet paid claims (IBNR and pending). This is expressed as a percentage of the underlying claims liability and is based on past experience and the anticipated future expense structure.

     For Group Life - Term and Group Long-Term Disability, first year incurred claims and allocated loss adjustment expenses increased in 2020 compared to the 2019 incurral year due to the growth in the size of the business.

     There were no significant changes in methodologies for the year ended
   December 31, 2020. The assumptions used in calculating the unpaid claims and claim adjustment expenses for Group Life - Term and Group Long-Term
   Disability are updated annually to reflect emerging trends in claim experience.

     No additional premiums or return premiums have been accrued as a result of the prior year development.

     Liabilities for Group Life - Term unpaid claims and claim adjustment expenses are not discounted.

     The liabilities for Group Long-Term Disability unpaid claims and claim adjustment expenses were $6.0 billion at both December 31, 2020 and 2019.
   Using interest rates ranging from 3% to 8%, based on the incurral year, the total discount applied to these liabilities was $1.2 billion at both
   December 31, 2020 and 2019. The amount of interest accretion recognized was
   $452 million, $470 million and $509 million for the years ended December 31,
   2020, 2019 and 2018, respectively. These amounts were reflected in policyholder benefits and claims.

     For Group Life - Term, claims were based upon individual death claims. For
   Group Long-Term Disability, claim frequency was determined by the number of reported claims as identified by a unique claim number assigned to individual claimants. Claim counts initially include claims that do not ultimately result in a liability. These claims are omitted from the claim counts once it is determined that there is no liability.

     The incurred and paid claims disclosed for the Group Life - Term product includes activity related to the product's continued protection feature;
   however, the associated actuarial reserve for future benefit obligations under this feature is excluded from the liability for unpaid claims.

     The Group Long-Term Disability IBNR, included in the development tables above, was developed using discounted cash flows, and is presented on a discounted basis.

                                    MLIC-42

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Insurance (continued)

  Reconciliation of the Disclosure of Incurred and Paid Claims Development to
  the Liability for Unpaid Claims and Claim Adjustment Expenses

    The reconciliation of the net incurred and paid claims development tables to the liability for unpaid claims and claims adjustment expenses on the consolidated balance sheet was as follows at:

                                                                                                    December 31, 2020
                                                                                              -----------------------------
                                                                                                      (In millions)
Short-Duration:
Unpaid claims and allocated claims adjustment expenses, net of reinsurance:
U.S.:
Group Life - Term............................................................................ $        2,372
Group Long-Term Disability...................................................................          6,979
                                                                                              --------------
  Total......................................................................................                $        9,351
Other insurance lines - all segments combined................................................                           607
                                                                                                             --------------
  Total unpaid claims and allocated claims adjustment expenses, net of reinsurance...........                         9,958
                                                                                                             --------------
Reinsurance recoverables on unpaid claims:
U.S.:
Group Life - Term............................................................................             12
Group Long-Term Disability...................................................................            128
                                                                                              --------------
  Total......................................................................................                           140
Other insurance lines - all segments combined................................................                           180
                                                                                                             --------------
  Total reinsurance recoverable on unpaid claims.............................................                           320
                                                                                                             --------------
  Total unpaid claims and allocated claims adjustment expense................................                        10,278
Discounting..................................................................................                        (1,186)
                                                                                                             --------------
Liability for unpaid claims and claim adjustment liabilities - short-duration................                         9,092
Liability for unpaid claims and claim adjustment liabilities - all long-duration lines.......                         4,431
                                                                                                             --------------
  Total liability for unpaid claims and claim adjustment expense (included in future policy
   benefits and other policy-related balances)...............................................                $       13,523
                                                                                                             ==============

                                    MLIC-43

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Insurance (continued)

  Rollforward of Claims and Claim Adjustment Expenses

      Information regarding the liabilities for unpaid claims and claim adjustment expenses was as follows:

                                               Years Ended December 31,
                                  -------------------------------------------------
                                        2020             2019             2018
                                  ---------------  ---------------  ---------------
                                                    (In millions)
Balance at January 1,............ $        13,140  $        12,590  $        12,090
  Less: Reinsurance recoverables.           1,525            1,497            1,401
                                  ---------------  ---------------  ---------------
Net balance at January 1,........          11,615           11,093           10,689
Incurred related to:
  Current year...................          18,620           17,711           16,714
  Prior years (1)................             (19)              44              241
                                  ---------------  ---------------  ---------------
    Total incurred...............          18,601           17,755           16,955
Paid related to:
  Current year...................         (13,854)         (12,934)         (12,359)
  Prior years....................          (4,478)          (4,299)          (4,192)
                                  ---------------  ---------------  ---------------
    Total paid...................         (18,332)         (17,233)         (16,551)
                                  ---------------  ---------------  ---------------
Net balance at December 31,......          11,884           11,615           11,093
  Add: Reinsurance recoverables..           1,639            1,525            1,497
                                  ---------------  ---------------  ---------------
Balance at December 31,.......... $        13,523  $        13,140  $        12,590
                                  ===============  ===============  ===============
--------

(1) For the year ended December 31, 2020, claims and claim adjustment expenses associated with prior years decreased due to favorable claims experience in the current year. For the years ended December 31, 2019 and 2018, claims and claim adjustment expenses associated with prior years increased due to events incurred in prior years but reported in the current year.

Separate Accounts

  Separate account assets and liabilities include two categories of account types: pass-through separate accounts totaling $78.0 billion and $72.2 billion at December 31, 2020 and 2019, respectively, for which the policyholder assumes all investment risk, and separate accounts for which the Company contractually guarantees either a minimum return or account value to the policyholder which totaled $50.6 billion and $45.6 billion at December 31, 2020 and 2019, respectively. The latter category consisted primarily of guaranteed interest contracts ("GICs"). The average interest rate credited on these contracts was
2.54% and 2.91% at December 31, 2020 and 2019, respectively.

  For the years ended December 31, 2020, 2019 and 2018, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

4. Deferred Policy Acquisition Costs, Value of Business Acquired and Other
Intangibles

  See Note 1 for a description of capitalized acquisition costs.

Nonparticipating and Non-Dividend-Paying Traditional Contracts

  The Company amortizes DAC and VOBA related to these contracts (term insurance, nonparticipating whole life insurance, traditional group life insurance, and non-medical health insurance) over the appropriate premium paying period in proportion to the actual and expected future gross premiums that were set at contract issue. The expected premiums are based upon the premium requirement of each policy and assumptions for mortality, morbidity, persistency and investment returns at policy issuance, or policy acquisition
(as it relates to VOBA), include provisions for adverse deviation, and are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.

                                    MLIC-44

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Deferred Policy Acquisition Costs, Value of Business Acquired and Other
Intangibles (continued)

Participating, Dividend-Paying Traditional Contracts

  The Company amortizes DAC and VOBA related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. For participating contracts within the closed block (dividend-paying traditional contracts) future gross margins are also dependent upon changes in the policyholder dividend obligation. See Note 6. Of these factors, the Company anticipates that investment returns, expenses, persistency and other factor changes, as well as policyholder dividend scales, are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross margins with the actual gross margins for that period. When the actual gross margins change from previously estimated gross margins, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross margins exceed those previously estimated, the
DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross margins are below the previously estimated gross margins. Each reporting period, the Company also updates the actual amount of business in-force, which impacts expected future gross margins. When expected future gross margins are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross margins are above the previously estimated expected future gross margins.
Each period, the Company also reviews the estimated gross margins for each block of business to determine the recoverability of DAC and VOBA balances.

Fixed and Variable Universal Life Contracts and Fixed and Variable Deferred
Annuity Contracts

  The Company amortizes DAC and VOBA related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses and persistency are reasonably likely to significantly impact the rate of DAC and
VOBA amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative
DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits. When expected future gross profits are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings.
The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits. Each period, the Company also reviews the estimated gross profits for each block of business to determine the recoverability of DAC and VOBA balances.

Factors Impacting Amortization

  Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period, which can result in significant fluctuations in amortization of DAC and VOBA. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the
Company's future fee expectations and decreases future benefit payment expectations on minimum death and living benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these events and only changes the assumption when its long-term expectation changes.

                                    MLIC-45

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Deferred Policy Acquisition Costs, Value of Business Acquired and Other
Intangibles (continued)

  The Company also periodically reviews other long-term assumptions underlying the projections of estimated gross margins and profits. These assumptions primarily relate to investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency, policyholder behavior and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC and VOBA amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.

  Periodically, the Company modifies product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If such modification, referred to as an internal replacement, substantially changes the contract, the associated DAC or VOBA is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC or VOBA amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

  Amortization of DAC and VOBA is attributed to net investment gains (losses)
and net derivative gains (losses), and to other expenses for the amount of gross margins or profits originating from transactions other than investment gains and losses. Unrealized investment gains and losses represent the amount of DAC and VOBA that would have been amortized if such gains and losses had been recognized.

   Information regarding DAC and VOBA was as follows:

                                                                              Years Ended December 31,
                                                                 -------------------------------------------------
                                                                       2020             2019             2018
                                                                 ---------------  ---------------  ---------------
                                                                                   (In millions)
DAC:
Balance at January 1,...........................................  $        3,427   $        4,089   $        4,320
Capitalizations.................................................              51               43               34
Amortization related to:
Net investment gains (losses) and net derivative gains (losses).             (56)              25             (114)
Other expenses..................................................            (348)            (263)            (355)
                                                                 ---------------  ---------------  ---------------
  Total amortization............................................            (404)            (238)            (469)
                                                                 ---------------  ---------------  ---------------
Unrealized investment gains (losses)............................            (448)            (467)             204
                                                                 ---------------  ---------------  ---------------
Balance at December 31,.........................................           2,626            3,427            4,089
                                                                 ---------------  ---------------  ---------------
VOBA:
Balance at January 1,...........................................              26               28               28
Amortization related to other expenses..........................              (2)              (1)              (1)
Unrealized investment gains (losses)............................              (1)              (1)               1
                                                                 ---------------  ---------------  ---------------
Balance at December 31,.........................................              23               26               28
                                                                 ---------------  ---------------  ---------------
Total DAC and VOBA:
Balance at December 31,.........................................  $        2,649   $        3,453   $        4,117
                                                                 ===============  ===============  ===============

   Information regarding total DAC and VOBA by segment was as follows:

                                          December 31,
                                   ---------------------------
                                       2020          2019
                                   ------------- -------------
                                          (In millions)
                 U.S..............  $        398  $        405
                 MetLife Holdings.         2,251         3,048
                                   ------------- -------------
                   Total..........  $      2,649  $      3,453
                                   ============= =============

                                    MLIC-46

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Deferred Policy Acquisition Costs, Value of Business Acquired and Other
Intangibles (continued)

   Information regarding other intangibles was as follows:

                                              Years Ended December 31,
                                         ----------------------------------
                                            2020        2019        2018
                                         ----------  ----------  ----------
                                                    (In millions)
   DSI:
   Balance at January 1,................ $       62  $       93  $       93
   Capitalization.......................         --           1           1
   Amortization.........................        (21)        (20)        (15)
   Unrealized investment gains (losses).        (11)        (12)         14
                                         ----------  ----------  ----------
   Balance at December 31,.............. $       30  $       62  $       93
                                         ==========  ==========  ==========
   VODA and VOCRA:
   Balance at January 1,................ $      157  $      181  $      207
   Amortization.........................        (22)        (24)        (26)
                                         ----------  ----------  ----------
   Balance at December 31,.............. $      135  $      157  $      181
                                         ==========  ==========  ==========
   Accumulated amortization............. $      322  $      300  $      276
                                         ==========  ==========  ==========

   The estimated future amortization expense to be reported in other expenses for the next five years is as follows:

                                                                   VODA and
                                                        VOBA        VOCRA
                                                    ------------ -------------
                                                          (In millions)
 2021.............................................. $          2 $          19
 2022.............................................. $          2 $          17
 2023.............................................. $          2 $          15
 2024.............................................. $          2 $          13
 2025.............................................. $          2 $          12

5. Reinsurance

  The Company enters into reinsurance agreements that transfer risk from its various insurance products to affiliated and unaffiliated companies. These cessions limit losses, minimize exposure to significant risks and provide additional capacity for future growth. The Company also provides reinsurance by accepting risk from affiliates and nonaffiliates.

  Under the terms of the reinsurance agreements, the reinsurer agrees to reimburse the Company for the ceded amount in the event a claim is paid.
Cessions under reinsurance agreements do not discharge the Company's obligation as the primary insurer. In the event that reinsurers do not meet their obligations under the terms of the reinsurance agreements, reinsurance recoverable balances could become uncollectible.

  Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed in Note 7.

U.S.

  For its Group Benefits business, the Company generally retains most of the risk and only cedes particular risk on certain client arrangements.

  The majority of the Company's reinsurance activity within this business relates to client agreements for employer sponsored captive programs, risk-sharing agreements and multinational pooling. The risks ceded under these agreements are generally quota shares of group life and disability policies.
The cessions vary from 50% to 100% of all the risks of the policies.

                                    MLIC-47

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Reinsurance (continued)

  The Company's RIS business has engaged in reinsurance activities on an opportunistic basis. There were no new transactions during the periods presented.

MetLife Holdings

  For its life products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or on a quota share basis. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics.

Catastrophe Coverage

  The Company has exposure to catastrophes which could contribute to significant fluctuations in its results of operations. For its U.S. segment, the Company purchases catastrophe coverage to reinsure risks issued within territories that it believes are subject to the greatest catastrophic risks.
For its MetLife Holdings segment, the Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks. Excess of retention reinsurance agreements provide for a portion of a risk to remain with the direct writing company and quota share reinsurance agreements provide for the direct writing company to transfer a fixed percentage of all risks of a class of policies.

Reinsurance Recoverables

  The Company reinsures its business through a diversified group of well-capitalized reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers. The Company monitors ratings and evaluates the financial strength of its reinsurers by analyzing their financial statements. In addition, the reinsurance recoverable balance due from each reinsurer is evaluated as part of the overall monitoring process. Recoverability of reinsurance recoverable balances is evaluated based on these analyses. The Company generally secures large reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts, and irrevocable letters of credit. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at December 31, 2020 and 2019 were not significant.

  The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $1.7 billion and $1.8 billion of unsecured unaffiliated reinsurance recoverable balances at December 31, 2020 and 2019, respectively.

  At December 31, 2020, the Company had $2.5 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $1.8 billion, or 72%, were with the
Company's five largest unaffiliated ceded reinsurers, including $1.2 billion of net unaffiliated ceded reinsurance recoverables which were unsecured. At
December 31, 2019, the Company had $2.6 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $1.9 billion, or 73%, were with the
Company's five largest unaffiliated ceded reinsurers, including $1.3 billion of net unaffiliated ceded reinsurance recoverables which were unsecured.

  The Company has reinsured with an unaffiliated third-party reinsurer, 59% of the closed block through a modified coinsurance agreement. The Company accounts for this agreement under the deposit method of accounting. The Company, having the right of offset, has offset the modified coinsurance deposit with the deposit recoverable.

                                    MLIC-48

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Reinsurance (continued)

   The amounts on the consolidated statements of operations include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows:

                                                                          Years Ended December 31,
                                                               ----------------------------------------------
                                                                    2020            2019            2018
                                                               --------------  --------------  --------------
                                                                                (In millions)
Premiums
Direct premiums...............................................  $      20,821   $      21,804   $      26,883
Reinsurance assumed...........................................            909             811             752
Reinsurance ceded.............................................           (989)         (1,007)         (1,022)
                                                               --------------  --------------  --------------
  Net premiums................................................  $      20,741   $      21,608   $      26,613
                                                               ==============  ==============  ==============
Universal life and investment-type product policy fees
Direct universal life and investment-type product policy fees.  $       2,290   $       2,331   $       2,382
Reinsurance assumed...........................................            (16)            (15)              9
Reinsurance ceded.............................................           (278)           (279)           (267)
                                                               --------------  --------------  --------------
  Net universal life and investment-type product policy fees..  $       1,996   $       2,037   $       2,124
                                                               ==============  ==============  ==============
Other revenues
Direct other revenues.........................................  $       1,043   $       1,007   $       1,017
Reinsurance assumed...........................................             10              (5)            (11)
Reinsurance ceded.............................................            608             571             580
                                                               --------------  --------------  --------------
  Net other revenues..........................................  $       1,661   $       1,573   $       1,586
                                                               ==============  ==============  ==============
Policyholder benefits and claims
Direct policyholder benefits and claims.......................  $      23,488   $      24,469   $      29,589
Reinsurance assumed...........................................            811             728             691
Reinsurance ceded.............................................         (1,225)         (1,146)         (1,183)
                                                               --------------  --------------  --------------
  Net policyholder benefits and claims........................  $      23,074   $      24,051   $      29,097
                                                               ==============  ==============  ==============
Interest credited to policyholder account balances
Direct interest credited to policyholder account balances.....  $       2,218   $       2,592   $       2,446
Reinsurance assumed...........................................             42              44              46
Reinsurance ceded.............................................            (13)            (12)            (13)
                                                               --------------  --------------  --------------
  Net interest credited to policyholder account balances......  $       2,247   $       2,624   $       2,479
                                                               ==============  ==============  ==============
Other expenses
Direct other expenses.........................................  $       4,469   $       4,464   $       4,650
Reinsurance assumed...........................................             71              50              71
Reinsurance ceded.............................................            473             462             470
                                                               --------------  --------------  --------------
  Net other expenses..........................................  $       5,013   $       4,976   $       5,191
                                                               ==============  ==============  ==============

                                    MLIC-49

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Reinsurance (continued)

   The amounts on the consolidated balance sheets include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows at:

                                                                            December 31,
                                             ---------------------------------------------------------------------------
                                                             2020                                  2019
                                             ------------------------------------- -------------------------------------
                                                                           Total                                 Total
                                                                          Balance                               Balance
                                              Direct   Assumed   Ceded     Sheet    Direct   Assumed   Ceded     Sheet
                                             --------- ------- --------  --------- --------- ------- --------  ---------
                                                                            (In millions)
Assets
Premiums, reinsurance and other
 receivables................................  $  2,509  $  831  $18,138   $ 21,478  $  2,767  $  700  $18,968   $ 22,435
Deferred policy acquisition costs and value
 of business acquired.......................     2,864      13     (228)     2,649     3,657      14     (218)     3,453
                                             --------- ------- --------  --------- --------- ------- --------  ---------
  Total assets..............................  $  5,373  $  844  $17,910   $ 24,127  $  6,424  $  714  $18,750   $ 25,888
                                             ========= ======= ========  ========= ========= ======= ========  =========
Liabilities
Future policy benefits......................  $132,776  $1,159  $   (14)  $133,921  $127,058  $1,252  $    (6)  $128,304
Policyholder account balances...............    96,479     156       --     96,635    91,550     158       --     91,708
Other policy-related balances...............     7,103     322        5      7,430     7,466     257        9      7,732
Other liabilities...........................     7,027   2,406   15,991     25,424     7,211   2,318   16,553     26,082
                                             --------- ------- --------  --------- --------- ------- --------  ---------
  Total liabilities.........................  $243,385  $4,043  $15,982   $263,410  $233,285  $3,985  $16,556   $253,826
                                             ========= ======= ========  ========= ========= ======= ========  =========

  Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on reinsurance were
$12.8 billion and $13.7 billion at December 31, 2020 and 2019, respectively.
The deposit liabilities on reinsurance were $1.8 billion and $1.7 billion at
December 31, 2020 and 2019, respectively.

Related Party Reinsurance Transactions

  The Company has reinsurance agreements with certain of MetLife, Inc.'s subsidiaries, including MetLife Reinsurance Company of Charleston ("MRC"),
MetLife Reinsurance Company of Vermont, and Metropolitan Tower Life Insurance
Company, all of which are related parties. Additionally, the Company has reinsurance agreements with Brighthouse Financial, Inc. and its subsidiaries
("Brighthouse"), a former subsidiary of MetLife, Inc. In August 2017, MetLife,
Inc. completed the separation of Brighthouse and retained 19.2% of Brighthouse
Financial, Inc. common stock outstanding. In June 2018, MetLife, Inc. sold its
Brighthouse Financial, Inc. common stock and Brighthouse was no longer considered a related party.

                                    MLIC-50

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Reinsurance (continued)

   Information regarding the significant effects of affiliated reinsurance included on the consolidated statements of operations was as follows:

                                                                     Years Ended December 31,
                                                              -------------------------------------
                                                                  2020         2019         2018
                                                              -----------  -----------  -----------
                                                                          (In millions)
Premiums
Reinsurance assumed..........................................  $        8   $        9   $        9
Reinsurance ceded............................................        (113)        (115)        (117)
                                                              -----------  -----------  -----------
  Net premiums...............................................  $     (105)  $     (106)  $     (108)
                                                              ===========  ===========  ===========
Universal life and investment-type product policy fees
Reinsurance assumed..........................................  $        1   $        1   $       (1)
Reinsurance ceded............................................          (7)         (17)         (18)
                                                              -----------  -----------  -----------
  Net universal life and investment-type product policy fees.  $       (6)  $      (16)  $      (19)
                                                              ===========  ===========  ===========
Other revenues
Reinsurance assumed..........................................  $      (12)  $      (19)  $       --
Reinsurance ceded............................................         572          533          541
                                                              -----------  -----------  -----------
  Net other revenues.........................................  $      560   $      514   $      541
                                                              ===========  ===========  ===========
Policyholder benefits and claims
Reinsurance assumed..........................................  $        1   $        4   $       11
Reinsurance ceded............................................        (145)        (153)        (120)
                                                              -----------  -----------  -----------
  Net policyholder benefits and claims.......................  $     (144)  $     (149)  $     (109)
                                                              ===========  ===========  ===========
Interest credited to policyholder account balances
Reinsurance assumed..........................................  $       29   $       30   $       38
Reinsurance ceded............................................         (13)         (12)         (13)
                                                              -----------  -----------  -----------
  Net interest credited to policyholder account balances.....  $       16   $       18   $       25
                                                              ===========  ===========  ===========
Other expenses
Reinsurance assumed..........................................  $       --   $       --   $       10
Reinsurance ceded............................................         516          533          543
                                                              -----------  -----------  -----------
  Net other expenses.........................................  $      516   $      533   $      553
                                                              ===========  ===========  ===========

   Information regarding the significant effects of affiliated reinsurance included on the consolidated balance sheets was as follows at:

                                                                            December 31,
                                                         --------------------------------------------------
                                                                   2020                      2019
                                                         ------------------------  ------------------------
                                                           Assumed       Ceded       Assumed       Ceded
                                                         ----------- ------------  ----------- ------------
                                                                            (In millions)
Assets
Premiums, reinsurance and other receivables.............  $        1  $    12,453   $       --  $    12,584
Deferred policy acquisition costs and value of business
 acquired...............................................          --         (145)          --         (160)
                                                         ----------- ------------  ----------- ------------
  Total assets..........................................  $        1  $    12,308   $       --  $    12,424
                                                         =========== ============  =========== ============
Liabilities
Future policy benefits..................................  $       48  $       (14)  $       55  $        (6)
Policyholder account balances...........................         123           --          131           --
Other policy-related balances...........................           1            5            1            9
Other liabilities.......................................         864       12,816          824       12,695
                                                         ----------- ------------  ----------- ------------
  Total liabilities.....................................  $    1,036  $    12,807   $    1,011  $    12,698
                                                         =========== ============  =========== ============

                                    MLIC-51

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Reinsurance (continued)

  The Company ceded two blocks of business to an affiliate on a 75% coinsurance with funds withheld basis. Certain contractual features of these agreements qualify as embedded derivatives, which are separately accounted for at estimated fair value on the Company's consolidated balance sheets. The embedded derivatives related to the funds withheld associated with these reinsurance agreements are included within other liabilities and were $45 million and
$21 million at December 31, 2020 and 2019, respectively. Net derivative gains
(losses) associated with these embedded derivatives were ($24) million,
($17) million and $12 million for the years ended December 31, 2020, 2019 and
2018, respectively.

  Certain contractual features of the closed block agreement with MRC create an embedded derivative, which is separately accounted for at estimated fair value on the Company's consolidated balance sheets. The embedded derivative related to the funds withheld associated with this reinsurance agreement is included within other liabilities and was $1.4 billion and $996 million at December 31,
2020 and 2019, respectively. Net derivative gains (losses) associated with the embedded derivative were ($387) million, ($535) million and $421 million for the years ended December 31, 2020, 2019 and 2018, respectively.

  The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $606 million and $528 million of unsecured affiliated reinsurance recoverable balances at December 31, 2020 and
2019, respectively.

  Affiliated reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on affiliated reinsurance were $11.0 billion and $11.2 billion at December 31, 2020 and 2019, respectively. The deposit liabilities on affiliated reinsurance were
$863 million and $821 million at December 31, 2020 and 2019, respectively.

6. Closed Block

  On April 7, 2000 (the "Demutualization Date"), Metropolitan Life Insurance
Company converted from a mutual life insurance company to a stock life insurance company and became a wholly-owned subsidiary of MetLife, Inc. The conversion was pursuant to an order by the New York Superintendent of Insurance approving Metropolitan Life Insurance Company's plan of reorganization, as amended (the "Plan of Reorganization"). On the Demutualization Date,
Metropolitan Life Insurance Company established a closed block for the benefit of holders of certain individual life insurance policies of Metropolitan Life
Insurance Company. Assets have been allocated to the closed block in an amount that has been determined to produce cash flows which, together with anticipated revenues from the policies included in the closed block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies, including, but not limited to, provisions for the payment of claims and certain expenses and taxes, and to provide for the continuation of policyholder dividend scales in effect for 1999, if the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if the experience changes. At least annually, the Company compares actual and projected experience against the experience assumed in the then-current dividend scales. Dividend scales are adjusted periodically to give effect to changes in experience.

  The closed block assets, the cash flows generated by the closed block assets and the anticipated revenues from the policies in the closed block will benefit only the holders of the policies in the closed block. To the extent that, over time, cash flows from the assets allocated to the closed block and claims and other experience related to the closed block are, in the aggregate, more or less favorable than what was assumed when the closed block was established, total dividends paid to closed block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect for 1999 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to closed block policyholders and will not be available to stockholders. If the closed block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the closed block. The closed block will continue in effect as long as any policy in the closed block remains in-force. The expected life of the closed block is over 100 years from the Demutualization Date.

  The Company uses the same accounting principles to account for the participating policies included in the closed block as it used prior to the
Demutualization Date. However, the Company establishes a policyholder dividend obligation for earnings that will be paid to policyholders as additional dividends as described below. The excess of closed block liabilities over closed block assets at the Demutualization Date (adjusted to eliminate the impact of related amounts in AOCI) represents the estimated maximum future earnings from the closed block expected to result from operations, attributed net of income tax, to

                                    MLIC-52

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Closed Block (continued)

the closed block. Earnings of the closed block are recognized in income over the period the policies and contracts in the closed block remain in-force.
Management believes that over time the actual cumulative earnings of the closed block will approximately equal the expected cumulative earnings due to the effect of dividend changes. If, over the period the closed block remains in existence, the actual cumulative earnings of the closed block are greater than the expected cumulative earnings of the closed block, the Company will pay the excess to closed block policyholders as additional policyholder dividends unless offset by future unfavorable experience of the closed block and, accordingly, will recognize only the expected cumulative earnings in income with the excess recorded as a policyholder dividend obligation. If over such period, the actual cumulative earnings of the closed block are less than the expected cumulative earnings of the closed block, the Company will recognize only the actual earnings in income. However, the Company may change policyholder dividend scales in the future, which would be intended to increase future actual earnings until the actual cumulative earnings equal the expected cumulative earnings.

  Experience within the closed block, in particular mortality and investment yields, as well as realized and unrealized gains and losses, directly impact the policyholder dividend obligation. Amortization of the closed block DAC, which resides outside of the closed block, is based upon cumulative actual and expected earnings within the closed block. Accordingly, the Company's net income continues to be sensitive to the actual performance of the closed block.

  Closed block assets, liabilities, revenues and expenses are combined on a line-by-line basis with the assets, liabilities, revenues and expenses outside the closed block based on the nature of the particular item.

                                    MLIC-53

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Closed Block (continued)

   Information regarding the closed block liabilities and assets designated to the closed block was as follows at:

                                                                                             December 31,
                                                                                     ----------------------------
                                                                                          2020           2019
                                                                                     -------------  -------------
                                                                                             (In millions)
Closed Block Liabilities
Future policy benefits.............................................................. $      38,758  $      39,379
Other policy-related balances.......................................................           321            423
Policyholder dividends payable......................................................           337            432
Policyholder dividend obligation....................................................         2,969          2,020
Deferred income tax liability.......................................................           130             79
Other liabilities...................................................................           172             81
                                                                                     -------------  -------------
  Total closed block liabilities....................................................        42,687         42,414
                                                                                     -------------  -------------
Assets Designated to the Closed Block
Investments:
Fixed maturity securities available-for-sale, at estimated fair value...............        27,186         25,977
Mortgage loans......................................................................         6,807          7,052
Policy loans........................................................................         4,355          4,489
Real estate and real estate joint ventures..........................................           559            544
Other invested assets...............................................................           492            416
                                                                                     -------------  -------------
  Total investments.................................................................        39,399         38,478
Cash and cash equivalents...........................................................            --            448
Accrued investment income...........................................................           402            419
Premiums, reinsurance and other receivables.........................................            50             75
Current income tax recoverable......................................................            28             91
                                                                                     -------------  -------------
  Total assets designated to the closed block.......................................        39,879         39,511
                                                                                     -------------  -------------
  Excess of closed block liabilities over assets designated to the closed block.....         2,808          2,903
                                                                                     -------------  -------------
AOCI:
Unrealized investment gains (losses), net of income tax.............................         3,524          2,453
Unrealized gains (losses) on derivatives, net of income tax.........................            23             97
Allocated to policyholder dividend obligation, net of income tax....................        (2,346)        (1,596)
                                                                                     -------------  -------------
  Total amounts included in AOCI....................................................         1,201            954
                                                                                     -------------  -------------
  Maximum future earnings to be recognized from closed block assets and liabilities. $       4,009  $       3,857
                                                                                     =============  =============

   Information regarding the closed block policyholder dividend obligation was as follows:

                                                     Years Ended December 31,
                                              --------------------------------------
                                                  2020          2019         2018
                                              ------------- ------------- ----------
                                                           (In millions)
Balance at January 1,........................  $      2,020  $        428  $   2,121
Change in unrealized investment and
 derivative gains (losses)...................           949         1,592     (1,693)
                                              ------------- ------------- ----------
Balance at December 31,......................  $      2,969  $      2,020  $     428
                                              ============= ============= ==========

                                    MLIC-54

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Closed Block (continued)

   Information regarding the closed block revenues and expenses was as follows:

                                                      Years Ended December 31,
                                              ----------------------------------------
                                                  2020          2019          2018
                                              ------------  ------------  ------------
                                                            (In millions)
Revenues
Premiums..................................... $      1,498  $      1,580  $      1,672
Net investment income........................        1,596         1,740         1,758
Net investment gains (losses)................          (25)           (7)          (71)
Net derivative gains (losses)................          (17)           12            22
                                              ------------  ------------  ------------
 Total revenues..............................        3,052         3,325         3,381
                                              ------------  ------------  ------------
Expenses
Policyholder benefits and claims.............        2,330         2,291         2,475
Policyholder dividends.......................          791           924           968
Other expenses...............................          104           111           117
                                              ------------  ------------  ------------
 Total expenses..............................        3,225         3,326         3,560
                                              ------------  ------------  ------------
 Revenues, net of expenses before provision
   for income tax expense (benefit)..........         (173)           (1)         (179)
Provision for income tax expense (benefit)...          (36)           (2)          (39)
                                              ------------  ------------  ------------
 Revenues, net of expenses and provision for
   income tax expense (benefit).............. $       (137) $          1  $       (140)
                                              ============  ============  ============

  Metropolitan Life Insurance Company charges the closed block with federal income taxes, state and local premium taxes and other state or local taxes, as well as investment management expenses relating to the closed block as provided in the Plan of Reorganization. Metropolitan Life Insurance Company also charges the closed block for expenses of maintaining the policies included in the closed block.

7. Investments

  See Note 9 for information about the fair value hierarchy for investments and the related valuation methodologies.

Investment Risks and Uncertainties

  Investments are exposed to the following primary sources of risk: credit, interest rate, liquidity, market valuation, currency and real estate risk. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of ACL and impairments, the recognition of income on certain investments and the potential consolidation of VIEs. The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the consolidated financial statements.

  The determination of ACL and impairments is highly subjective and is based upon quarterly evaluations and assessments of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.

  The recognition of income on certain investments (e.g. structured securities, including mortgage-backed securities, asset-backed securities ("ABS"), certain structured investment transactions and FVO Securities) is dependent upon certain factors such as prepayments and defaults, and changes in such factors could result in changes in amounts to be earned.

Fixed Maturity Securities AFS

  Fixed Maturity Securities AFS by Sector

    The following table presents the fixed maturity securities AFS by sector.
  U.S. corporate and foreign corporate sectors include redeemable preferred stock. RMBS includes agency, prime, alternative and sub-prime mortgage-backed securities. ABS includes securities collateralized by corporate loans and consumer loans. Municipals includes taxable and tax-exempt

                                    MLIC-55

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

  revenue bonds and, to a much lesser extent, general obligations of states, municipalities and political subdivisions. Commercial mortgage-backed securities ("CMBS") primarily includes securities collateralized by multiple commercial mortgage loans. RMBS, ABS and CMBS are, collectively, "Structured
  Products." In accordance with new credit loss guidance adopted January 1,
  2020, securities that incurred a credit loss after December 31, 2019 and were still held as of December 31, 2020, are presented net of ACL. In accordance with previous guidance, both the temporary loss and OTTI loss are presented for securities that were in an unrealized loss position as of December 31,
  2019.

                                     December 31, 2020                                 December 31, 2019
                      ------------------------------------------------ -------------------------------------------------
                                      Gross Unrealized                                 Gross Unrealized
                                ---------------------------- Estimated           ----------------------------  Estimated
                      Amortized                                Fair    Amortized          Temporary    OTTI      Fair
                        Cost      ACL      Gains     Losses    Value     Cost     Gains    Losses   Losses (1)   Value
                      --------- -------  ---------- -------- --------- --------- -------- --------- ---------- ---------
                                                                (In millions)
U.S. corporate....... $  50,989 $   (43) $    9,618 $    155 $  60,409 $  52,446 $  6,236  $   223   $    --   $  58,459
Foreign corporate....    28,093      (8)      4,478      284    32,279    28,421    2,397      517        --      30,301
U.S. government and
 agency..............    24,620      --       6,178       27    30,771    25,568    3,706       26        --      29,248
RMBS.................    22,552      --       1,706       32    24,226    21,476    1,324       59       (32)     22,773
ABS..................    12,456      --         169       50    12,575    10,215       47       61        --      10,201
Municipals...........     6,888      --       2,096        1     8,983     6,419    1,450       13        --       7,856
CMBS.................     6,503      --         381       55     6,829     5,523      214       17        --       5,720
Foreign government...     4,322      --         978       32     5,268     4,329      724       47        --       5,006
                      --------- -------  ---------- -------- --------- --------- --------  -------   -------   ---------
 Total fixed
   maturity
   securities AFS.... $ 156,423 $  (51)  $   25,604 $    636 $ 181,340 $ 154,397 $ 16,098  $   963   $  (32)   $ 169,564
                      ========= =======  ========== ======== ========= ========= ========  =======   =======   =========
-------------

(1) Noncredit OTTI losses included in AOCI in an unrealized gain position are due to increases in estimated fair value subsequent to initial recognition of noncredit losses on such securities. See also "-- Net Unrealized
    Investment Gains (Losses)."

  Methodology for Amortization of Premium and Accretion of Discount on
Structured Products

    Amortization of premium and accretion of discount on Structured Products considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the originally anticipated and the actual prepayments received and currently anticipated.
  Prepayment assumptions for Structured Products are estimated using inputs obtained from third-party specialists and based on management's knowledge of the current market. For credit-sensitive and certain prepayment-sensitive
  Structured Products, the effective yield is recalculated on a prospective basis. For all other Structured Products, the effective yield is recalculated on a retrospective basis.

  Maturities of Fixed Maturity Securities AFS

    The amortized cost, net of ACL, and estimated fair value of fixed maturity securities AFS, by contractual maturity date, were as follows at December 31,
  2020:

                                                       Due After Five
                                         Due After One     Years                                 Total Fixed
                             Due in One  Year Through   Through Ten   Due After Ten Structured     Maturity
                            Year or Less  Five Years       Years          Years      Products   Securities AFS
                            ------------ ------------- -------------- ------------- ----------- --------------
                                                              (In millions)
Amortized cost, net of ACL.  $    7,763   $    22,891   $    26,776    $    57,431  $    41,511  $    156,372
Estimated fair value.......  $    7,762   $    24,207   $    30,874    $    74,867  $    43,630  $    181,340

    Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities AFS not due at a single maturity date have been presented in the year of final contractual maturity. Structured Products are shown separately, as they are not due at a single maturity.

  Continuous Gross Unrealized Losses for Fixed Maturity Securities AFS by Sector

    The following table presents the estimated fair value and gross unrealized losses of fixed maturity securities AFS in an unrealized loss position by sector and aggregated by length of time that the securities have been in a continuous unrealized

                                    MLIC-56

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

  loss position. Included in the table below are securities without an ACL as of December 31, 2020, in accordance with new credit loss guidance adopted
  January 1, 2020. Also included in the table below are all securities in an unrealized loss position as of December 31, 2019, in accordance with previous guidance.

                                                December 31, 2020                          December 31, 2019
                                    ------------------------------------------ ------------------------------------------
                                                          Equal to or Greater                        Equal to or Greater
                                     Less than 12 Months     than 12 Months     Less than 12 Months     than 12 Months
                                    --------------------- -------------------- --------------------- --------------------
                                    Estimated    Gross    Estimated   Gross    Estimated    Gross    Estimated   Gross
                                      Fair     Unrealized   Fair    Unrealized   Fair     Unrealized   Fair    Unrealized
                                      Value      Losses     Value     Losses     Value      Losses     Value     Losses
                                    ---------- ---------- --------- ---------- ---------- ---------- --------- ----------
                                                                    (Dollars in millions)
U.S. corporate..................... $    2,351  $   112   $     230  $    36   $    2,036  $    77   $   1,304  $   146
Foreign corporate..................      2,431      225          34       59        1,368       93       3,499      424
U.S. government and agency.........      1,686       27          --       --        1,552       26          29       --
RMBS...............................      1,119       20         128       12        1,479       15         524       12
ABS................................      2,561       18       2,233       32        2,428       13       3,778       48
Municipals.........................         51        1          --       --          508       13           1       --
CMBS...............................      1,110       41         306       14          857        5         212       12
Foreign government.................        110        6         115       27          149        6         215       41
                                    ----------  -------   ---------  -------   ----------  -------   ---------  -------
  Total fixed maturity securities
   AFS............................. $   11,419  $   450   $   3,046  $   180   $   10,377  $   248   $   9,562  $   683
                                    ==========  =======   =========  =======   ==========  =======   =========  =======
Investment grade................... $    9,012  $   297   $   2,841  $   158   $    9,288  $   190   $   8,233  $   530
Below investment grade.............      2,407      153         205       22        1,089       58       1,329      153
                                    ----------  -------   ---------  -------   ----------  -------   ---------  -------
  Total fixed maturity securities
   AFS............................. $   11,419  $   450   $   3,046  $   180   $   10,377  $   248   $   9,562  $   683
                                    ==========  =======   =========  =======   ==========  =======   =========  =======
Total number of securities in an
 unrealized loss position..........        984                  385                 1,059                  802
                                    ==========            =========            ==========            =========

  Evaluation of Fixed Maturity Securities AFS for Credit Loss

   Evaluation and Measurement Methodologies

     Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used in the credit loss evaluation process include, but are not limited to:(i) the extent to which the estimated fair value has been below amortized cost, (ii) adverse conditions specifically related to a security, an industry sector or sub-sector, or an economically depressed geographic area, adverse change in the financial condition of the issuer of the security, changes in technology, discontinuance of a segment of the business that may affect future earnings, and changes in the quality of credit enhancement, (iii) payment structure of the security and likelihood of the issuer being able to make payments,
   (iv) failure of the issuer to make scheduled interest and principal payments, (v) whether the issuer, or series of issuers or an industry has suffered a catastrophic loss or has exhausted natural resources,
   (vi) whether the Company has the intent to sell or will more likely than not be required to sell a particular security before the decline in estimated fair value below amortized cost recovers, (vii) with respect to Structured
   Products, changes in forecasted cash flows after considering the changes in the financial condition of the underlying loan obligors and quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying assets backing a particular security, and the payment priority within the tranche structure of the security, (viii) changes in the rating of the security by a rating agency, and (ix) other subjective factors, including concentrations and information obtained from regulators.

     The methodology and significant inputs used to determine the amount of credit loss are as follows:

  .   The Company calculates the recovery value by performing a discounted cash flow analysis based on the present value of future cash flows. The discount rate is generally the effective interest rate of the security at the time of purchase for fixed-rate securities and the spot rate at the date of evaluation of credit loss for floating-rate securities.

  .   When determining collectability and the period over which value is expected to recover, the Company applies considerations utilized in its overall credit loss evaluation process which incorporates information regarding the

                                    MLIC-57

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

      specific security, fundamentals of the industry and geographic area in which the security issuer operates, and overall macroeconomic conditions.
      Projected future cash flows are estimated using assumptions derived from management's single best estimate, the most likely outcome in a range of possible outcomes, after giving consideration to a variety of variables that include, but are not limited to: payment terms of the security; the likelihood that the issuer can service the interest and principal payments; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; possible corporate restructurings or asset sales by the issuer; any private and public sector programs to restructure foreign government securities and municipals; and changes to the rating of the security or the issuer by rating agencies.

  .   Additional considerations are made when assessing the unique features that apply to certain Structured Products including, but not limited to:
      the quality of underlying collateral, historical performance of the underlying loan obligors, historical rent and vacancy levels, changes in the financial condition of the underlying loan obligors, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying loans or assets backing a particular security, changes in the quality of credit enhancement and the payment priority within the tranche structure of the security.

     With respect to securities that have attributes of debt and equity
   ("perpetual hybrid securities"), consideration is given in the credit loss analysis as to whether there has been any deterioration in the credit of the issuer and the likelihood of recovery in value of the securities that are in a severe unrealized loss position. Consideration is also given as to whether any perpetual hybrid securities with an unrealized loss, regardless of credit rating, have deferred any dividend payments.

     After the adoption of new credit loss guidance on January 1, 2020, in periods subsequent to the recognition of an initial ACL on a security, the
   Company reassesses credit loss quarterly. Subsequent increases or decreases in the expected cash flow from the security result in corresponding decreases or increases in the ACL which are recorded within net investment gains (losses); however, the previously recorded ACL is not reduced to an amount below zero. Full or partial write-offs are deducted from the ACL in the period the security, or a portion thereof, is considered uncollectible.
   Recoveries of amounts previously written off are recorded to the ACL in the period received. When the Company has the intent to sell the security or it is more likely than not that the Company will be required to sell the security before recovery of its amortized cost, any ACL is written off and the amortized cost is written down to estimated fair value through a charge within net investment gains (losses), which becomes the new amortized cost of the security.

     In accordance with the previous guidance, methodologies to evaluate the recoverability of a security in an unrealized loss position were similar, except: (i) the length of time estimated fair value had been below amortized cost was considered for securities, and (ii) for non-functional currency denominated securities, the impact from weakening non-functional currencies on securities that were near maturity was considered in the evaluation. In addition, measurement methodologies were similar, except: (i) a fair value floor was not utilized to limit the credit loss recognized, (ii) the amortized cost of securities was adjusted for the OTTI to the expected recoverable amount and an ACL was not utilized, (iii) subsequent to a credit loss being recognized, increases in expected cash flows from the security did not result in an immediate increase in valuation recognized in earnings through net investment gains (losses) from reduction of the ACL instead such increases in value were recorded as unrealized gains in OCI, and (iv) in periods subsequent to the recognition of OTTI on a security, the Company accounted for the impaired security as if it had been purchased on the measurement date of the impairment; accordingly, the discount (or reduced premium) based on the new cost basis was accreted over the remaining term of the security in a prospective manner based on the amount and timing of estimated future cash flows.

  Evaluation of Fixed Maturity Securities AFS in an Unrealized Loss Position

     Gross unrealized losses on securities without an ACL decreased
   $301 million for the year ended December 31, 2020 to $630 million primarily due to decreases in interest rates and movement in foreign currency exchange rates, partially offset by widening credit spreads.

     Gross unrealized losses on securities without an ACL that have been in a continuous gross unrealized loss position for 12 months or greater were
   $180 million at December 31, 2020, or 29% of the total gross unrealized losses on securities without an ACL.

                                    MLIC-58

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

   Investment Grade Fixed Maturity Securities AFS

     Of the $180 million of gross unrealized losses on securities without an
   ACL that have been in a continuous gross unrealized loss position for 12 months or greater, $158 million, or 88%, were related to 337 investment grade securities. Unrealized losses on investment grade securities are principally related to widening credit spreads since purchase and, with respect to fixed-rate securities, rising interest rates since purchase.

   Below Investment Grade Fixed Maturity Securities AFS

     Of the $180 million of gross unrealized losses on securities without an
   ACL that have been in a continuous gross unrealized loss position for 12 months or greater, $22 million, or 12%, were related to 48 below investment grade securities. Unrealized losses on below investment grade securities are principally related to U.S. and foreign corporate securities (primarily industrial and consumer), ABS and CMBS and are the result of significantly wider credit spreads resulting from higher risk premiums since purchase, largely due to economic and market uncertainty, as well as with respect to fixed-rate securities, rising interest rates since purchase. Management evaluates U.S. corporate and foreign corporate securities based on factors such as expected cash flows, financial condition and near-term and long-term prospects of the issuers. Management evaluates ABS and CMBS based on actual and projected cash flows after considering the quality of underlying collateral, credit enhancements, expected prepayment speeds, current and forecasted loss severity, the payment terms of the underlying assets backing a particular security and the payment priority within the tranche structure of the security.

   Current Period Evaluation

     At December 31, 2020, with respect to securities in an unrealized loss position without an ACL, the Company did not intend to sell these securities, and it was not more likely than not that the Company would be required to sell these securities before the anticipated recovery of the remaining amortized cost. Based on the Company's current evaluation of its securities in an unrealized loss position without an ACL, the Company concluded that these securities had not incurred a credit loss and should not have an ACL at December 31, 2020.

     Future provisions for credit loss will depend primarily on economic fundamentals, issuer performance (including changes in the present value of future cash flows expected to be collected), changes in credit ratings and collateral valuation.

   Rollforward of Allowance for Credit Loss for Fixed Maturity Securities AFS
   By Sector

     The rollforward of ACL for fixed maturity securities AFS by sector for the year ended December 31, 2020 is as follows:

                                                              U.S.      Foreign     Foreign
                                                            Corporate  Government  Corporate     RMBS        Total
                                                           ----------  ----------  ---------  ----------  ----------
                                                                                 (In millions)
Balance at January 1,.....................................  $      --   $      --   $     --   $      --   $      --
Additions:
ACL not previously recorded...............................         74           6          9           2          91
Changes for securities with previously recorded
 ACL......................................................         (2)         --         (1)         (2)         (5)
Reductions:
Securities sold or exchanged..............................        (28)         (6)        --          --         (34)
Securities intended/required to be sold prior to recovery
 of amortized cost basis..................................         (1)         --         --          --          (1)
                                                           ----------  ----------  ---------  ----------  ----------
Balance at December 31,...................................  $      43   $      --   $      8   $      --   $      51
                                                           ==========  ==========  =========  ==========  ==========

                                    MLIC-59

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

Mortgage Loans

  Mortgage Loans by Portfolio Segment

    Mortgage loans are summarized as follows at:

                                                                December 31,
                                                 -------------------------------------------
                                                         2020                  2019
                                                 -------------------- ----------------------
                                                 Carrying    % of      Carrying     % of
Portfolio Segment                                 Value      Total      Value       Total
-----------------                                --------- ---------- ----------- ----------
                                                            (Dollars in millions)
Mortgage loans:
Commercial...................................... $  38,528      58.0% $    37,311      56.9%
Agricultural....................................    16,426       24.7      15,705       23.9
Residential.....................................    11,803       17.8      12,575       19.2
                                                 --------- ---------- ----------- ----------
  Total amortized cost..........................    66,757      100.5      65,591      100.0
Allowance for credit loss.......................     (517)      (0.8)       (289)      (0.4)
                                                 --------- ---------- ----------- ----------
Subtotal mortgage loans, net....................    66,240       99.7      65,302       99.6
Residential -- FVO..............................       165        0.3         188        0.3
                                                 --------- ---------- ----------- ----------
  Total mortgage loans held-for-investment, net.    66,405      100.0      65,490       99.9
Mortgage loans held-for-sale....................        --         --          59        0.1
                                                 --------- ---------- ----------- ----------
  Total mortgage loans, net..................... $  66,405     100.0% $    65,549     100.0%
                                                 ========= ========== =========== ==========

    The Company elects the FVO for certain residential mortgage loans that are managed on a total return basis. See Note 9 for further information.

    The amount of net discounts, included within total amortized cost, primarily attributable to residential mortgage loans was $924 million and
  $852 million at December 31, 2020 and 2019, respectively. The accrued interest income excluded from total amortized cost for commercial, agricultural and residential mortgage loans at December 31, 2020 and 2019 was
  $164 million and $155 million; $158 million and $176 million; and
  $101 million and $89 million, respectively.

    Purchases of mortgage loans, primarily residential, were $2.8 billion,
  $4.0 billion and $3.4 billion for the years ended December 31, 2020, 2019 and
  2018, respectively.

    The Company originates and acquires unaffiliated mortgage loans and simultaneously sells a portion to affiliates under master participation agreements. The aggregate amount of mortgage loan participation interests in unaffiliated mortgage loans sold by the Company to affiliates for the years ended December 31, 2020, 2019 and 2018 was $59 million, $100 million and
  $1.5 billion, respectively. In connection with the mortgage loan participations, the Company collected mortgage loan principal and interest payments from unaffiliated borrowers on behalf of affiliates and remitted such receipts to the affiliates in the amount of $540 million, $951 million and $1.5 billion for the years ended December 31, 2020, 2019 and 2018, respectively.

    The Company purchases mortgage loan participation interests under a master participation agreement from an affiliate, simultaneously with the affiliate's origination or acquisition of mortgage loans. The aggregate amount of mortgage loan participation interests purchased by the Company from such affiliate for the years ended December 31, 2020, 2019 and 2018 was
  $3.8 billion and $4.1 billion and $3.7 billion, respectively. In connection with the mortgage loan participations, the affiliate collected mortgage loan principal and interest payments on the Company's behalf and the affiliate remitted such payments to the Company in the amount of $696 million,
  $403 million and $119 million for the years ended December 31, 2020, 2019 and
  2018, respectively.

                                    MLIC-60

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

  Allowance for Credit Loss Rollforward by Portfolio Segment

    The changes in the ACL, by portfolio segment, were as follows:

                                                                                     For the Years Ended December 31,
                                    ---------------------------------------------------------------------------------------
                                                       2020                                        2019
                                    ------------------------------------------  ------------------------------------------
                                    Commercial Agricultural Residential  Total  Commercial Agricultural Residential  Total
                                    ---------- ------------ ----------- ------  ---------- ------------ ----------- ------
                                                                                               (In millions)
Balance at January 1,                 $  186      $  49       $   54    $  289    $  190      $  44        $  57    $  291
Provision (release)................      100         18           27       145        (4)        10            7        13
Adoption of new credit loss
 guidance..........................      (87)        32          154        99        --         --           --        --
Initial credit losses on PCD
 loans (1).........................       --         --           18        18        --         --           --        --
Charge-offs, net of recoveries.....       --         (2)         (32)      (34)       --         (5)         (10)      (15)
                                      ------      -----       ------    ------    ------      -----        -----    ------
Balance at December 31,............   $  199      $  97       $  221    $  517    $  186      $  49        $  54    $  289
                                      ======      =====       ======    ======    ======      =====        =====    ======

                                    -------------------------------------------
                                                       2018
                                    ------------------------------------------
                                    Commercial Agricultural Residential  Total
                                    ---------- ------------ ----------- ------

Balance at January 1,                 $  173      $  40        $  58    $  271
Provision (release)................       17          4            7        28
Adoption of new credit loss
 guidance..........................       --         --           --        --
Initial credit losses on PCD
 loans (1).........................       --         --           --        --
Charge-offs, net of recoveries.....       --         --           (8)       (8)
                                      ------      -----        -----    ------
Balance at December 31,............   $  190      $  44        $  57    $  291
                                      ======      =====        =====    ======
-------------

(1) Represents the initial credit losses on purchased mortgage loans accounted for as purchased financial assets with credit deterioration ("PCD").

   Allowance for Credit Loss Methodology

     After the adoption of new credit loss guidance on January 1, 2020, the
   Company records an allowance for expected lifetime credit loss in an amount that represents the portion of the amortized cost basis of mortgage loans that the Company does not expect to collect, resulting in mortgage loans being presented at the net amount expected to be collected. In determining the Company's ACL, management: (i) pools mortgage loans that share similar risk characteristics, (ii) considers expected lifetime credit loss over the contractual term of its mortgage loans adjusted for expected prepayments and any extensions, and (iii) considers past events and current and forecasted economic conditions. Each of the Company's commercial, agricultural and residential mortgage loan portfolio segments are evaluated separately. The
   ACL is calculated for each mortgage loan portfolio segment based on inputs unique to each loan portfolio segment. On a quarterly basis, mortgage loans within a portfolio segment that share similar risk characteristics, such as internal risk ratings or consumer credit scores, are pooled for calculation of ACL. On an ongoing basis, mortgage loans with dissimilar risk characteristics (i.e., loans with significant declines in credit quality), collateral dependent mortgage loans (i.e., when the borrower is experiencing financial difficulty, including when foreclosure is reasonably possible or probable) and reasonably expected troubled debt restructurings ("TDRs")
   (i.e., the Company grants concessions to borrower that is experiencing financial difficulties) are evaluated individually for credit loss. The ACL for loans evaluated individually are established using the same methodologies for all three portfolio segments. For example, the ACL for a collateral dependent loan is established as the excess of amortized cost over the estimated fair value of the loan's underlying collateral, less selling cost when foreclosure is probable. Accordingly, the change in the estimated fair value of collateral dependent loans, which are evaluated individually for credit loss, is recorded as a change in the ACL which is recorded on a quarterly basis as a charge or credit to earnings in net investment gains (losses).

     In accordance with the previous guidance, evaluation and measurement methodologies in determining the ACL were similar, except: (i) credit loss was recognized when incurred (when it was probable, based on current information and events, that all amounts due under the loan agreement would not be collected), (ii) pooling of loans with similar risk characteristics was permitted, but not required, (iii) forecasts of economic conditions were not considered in the evaluation, (iv) measurement of the expected lifetime credit loss over the contractual term, or expected term, was not considered in the measurement, and (v) the credit loss for loans evaluated individually could also be determined using either discounted cash flows using the loans'
   original effective interest rate or observable market prices.

                                    MLIC-61

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

   Commercial and Agricultural Mortgage Loan Portfolio Segments

     Commercial and agricultural mortgage loan ACL are calculated in a similar manner. Within each loan portfolio segment, commercial and agricultural, loans are pooled by internal risk rating. Estimated lifetime loss rates, which vary by internal risk rating, are applied to the amortized cost of each loan, excluding accrued investment income, on a quarterly basis to develop the ACL. Internal risk ratings are based on an assessment of the loan's credit quality, which can change over time. The estimated lifetime loss rates are based on several loan portfolio segment-specific factors, including (i) the Company's experience with defaults and loss severity,
   (ii) expected default and loss severity over the forecast period,
   (iii) current and forecasted economic conditions including growth, inflation, interest rates and unemployment levels, (iv) loan specific characteristics including loan-to-value ("LTV") ratios, and (v) internal risk ratings. These evaluations are revised as conditions change and new information becomes available. The Company uses its several decades of historical default and loss severity experience which capture multiple economic cycles. The Company uses a forecast of economic assumptions for a two-year period for most of its commercial and agricultural mortgage loans, while a one-year period is used for loans originated in certain markets.
   After the applicable forecast period, the Company reverts to its historical loss experience using a straight-line basis over two years. For evaluations of commercial mortgage loans, in addition to historical experience, management considers factors that include the impact of a rapid change to the economy, which may not be reflected in the loan portfolio, recent loss and recovery trend experience as compared to historical loss and recovery experience, and loan specific characteristics including debt service coverage ratios ("DSCR"). In estimating expected lifetime credit loss over the term of its commercial mortgage loans, the Company adjusts for expected prepayment and extension experience during the forecast period using historical prepayment and extension experience considering the expected position in the economic cycle and the loan profile (i.e., floating rate, shorter-term fixed rate and longer-term fixed rate) and after the forecast period using long-term historical prepayment experience. For evaluations of agricultural mortgage loans, in addition to historical experience, management considers factors that include increased stress in certain sectors, which may be evidenced by higher delinquency rates, or a change in the number of higher risk loans. In estimating expected lifetime credit loss over the term of its agricultural mortgage loans, the Company's experience is much less sensitive to the position in the economic cycle and by loan profile; accordingly, historical prepayment experience is used, while extension terms are not prevalent with the Company's agricultural mortgage loans.

     Commercial mortgage loans are reviewed on an ongoing basis, which review includes, but is not limited to, an analysis of the property financial statements and rent roll, lease rollover analysis, property inspections, market analysis, estimated valuations of the underlying collateral, LTV ratios, DSCR and tenant creditworthiness. The monitoring process focuses on higher risk loans, which include those that are classified as restructured, delinquent or in foreclosure, as well as loans with higher LTV ratios and lower DSCR. Agricultural mortgage loans are reviewed on an ongoing basis, which review includes, but is not limited to, property inspections, market analysis, estimated valuations of the underlying collateral, LTV ratios and borrower creditworthiness, as well as reviews on a geographic and property-type basis. The monitoring process for agricultural mortgage loans also focuses on higher risk loans.

     For commercial mortgage loans, the primary credit quality indicator is the
   DSCR, which compares a property's net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the DSCR, the higher the risk of experiencing a credit loss. The Company also reviews the LTV ratio of its commercial mortgage loan portfolio. LTV ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. Generally, the higher the LTV ratio, the higher the risk of experiencing a credit loss. The DSCR and the values utilized in calculating the ratio are updated routinely. In addition, the LTV ratio is routinely updated for all but the lowest risk loans as part of the Company's ongoing review of its commercial mortgage loan portfolio.

     For agricultural mortgage loans, the Company's primary credit quality indicator is the LTV ratio. The values utilized in calculating this ratio are developed in connection with the ongoing review of the agricultural mortgage loan portfolio and are routinely updated.

     Commitments to lend: After loans are approved, the Company makes commitments to lend and, typically, borrowers draw down on some or all of the commitments. The timing of mortgage loan funding is based on the commitment expiration dates. A liability for credit loss for unfunded commercial and agricultural mortgage loan commitments is recorded within net investment gains (losses). The liability is based on estimated lifetime loss rates as described above and the amount of the outstanding commitments, which for lines of credit, considers estimated utilization rates. When the commitment is funded or expires, the liability is adjusted accordingly.

                                    MLIC-62

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

   Residential Mortgage Loan Portfolio Segment

     The Company's residential mortgage loan portfolio is comprised primarily of purchased closed end, amortizing residential mortgage loans, including both performing loans purchased within 12 months of origination and reperforming loans purchased after they have been performing for at least 12 months post-modification. Residential mortgage loans are pooled by loan type
   (i.e., new origination and reperforming) and pooled by similar risk profiles
   (including consumer credit score and LTV ratios). Estimated lifetime loss rates, which vary by loan type and risk profile, are applied to the amortized cost of each loan excluding accrued investment income on a quarterly basis to develop the ACL. The estimated lifetime loss rates are based on several factors, including (i) industry historical experience and expected results over the forecast period for defaults, (ii) loss severity,
   (iii) prepayment rates, (iv) current and forecasted economic conditions including growth, inflation, interest rates and unemployment levels, and
   (v) loan pool specific characteristics including consumer credit scores, LTV ratios, payment history and home prices. These evaluations are revised as conditions change and new information becomes available. The Company uses industry historical experience which captures multiple economic cycles as the Company has purchased most of its residential mortgage loans in the last five years. The Company uses a forecast of economic assumptions for a two-year period for most of its residential mortgage loans. After the applicable forecast period, the Company immediately reverts to industry historical loss experience.

     For residential mortgage loans, the Company's primary credit quality indicator is whether the loan is performing or nonperforming. The Company generally defines nonperforming residential mortgage loans as those that are
   60 or more days past due and/or in nonaccrual status which is assessed monthly. Generally, nonperforming residential mortgage loans have a higher risk of experiencing a credit loss.

  Mortgage Loan Concessions

     In response to the adverse economic impact of the COVID-19 Pandemic, during 2020 the Company granted concessions to certain of its commercial, agricultural and residential mortgage loan borrowers, including payment deferrals and other loan modifications. The Company has elected the option under the Coronavirus Aid, Relief, and Economic Security Act ("CARES Act"),
   the Consolidated Appropriations Act, 2021 and the Interagency Statement on
   Loan Modifications and Reporting for Financial Institutions Working with
   Customers Affected by the Coronavirus (Revised) ("Interagency Statement")
   issued by bank regulatory agencies, not to account for or report qualifying concessions as TDRs and not to classify such loans as either past due or nonaccrual during the payment deferral period. Additionally, in accordance with the FASB's published response to a COVID-19 Pandemic technical inquiry, the Company continues to accrue interest income on such loans that have deferred payment. The Company records an ACL on this accrued interest income.

   Commercial

     For some commercial mortgage loan borrowers (principally in the retail and hotel sectors), the Company granted concessions which were primarily interest and principal payment deferrals generally ranging from three to four months and, to a much lesser extent, maturity date extensions. Deferred commercial mortgage loan interest and principal payments were $48 million at
   December 31, 2020.

   Agricultural

     For some agricultural mortgage loan borrowers (principally in the annual crops and agribusiness sectors), the Company granted concessions which were primarily principal payment deferrals generally ranging from three to
   12 months, and covenant changes and, to a much lesser extent, maturity date extensions. Deferred agricultural mortgage loan interest and principal payments were $6 million at December 31, 2020.

   Residential

     For some residential mortgage loan borrowers, the Company granted concessions which were primarily three-month interest and principal payment deferrals. Deferred residential mortgage loan interest and principal payments were $33 million at December 31, 2020.

   Troubled Debt Restructurings

     The Company assesses loan concessions prior to the issuance of, or outside the scope of, the CARES Act, the Consolidated Appropriations Act, 2021 and
   the Interagency Statement on a case-by-case basis to evaluate whether a TDR

                                    MLIC-63

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

   has occurred. The Company may grant concessions to borrowers experiencing financial difficulties, which, if not significant, are not classified as
   TDRs, while more significant concessions are classified as TDRs. Generally, the types of concessions include: reduction of the contractual interest rate, extension of the maturity date at an interest rate lower than current market interest rates, and/or a reduction of accrued interest. The amount, timing and extent of the concessions granted are considered in determining any ACL recorded.

     For both years ended December 31, 2020 and 2019, the Company did not have commercial mortgage loans modified in a troubled debt restructuring.

     For the year ended December 31, 2020, the Company did not have a significant amount of agricultural mortgage loans modified in a troubled debt restructuring. For the year ended December 31, 2019, the Company had three agricultural mortgage loans modified in a troubled debt restructuring with carrying value of $111 million for both pre-modification and post-modification.

     For the year ended December 31, 2020, the Company did not have a significant amount of residential mortgage loans modified in a troubled debt restructuring. For the year ended December 31, 2019, the Company had 396 residential mortgage loans modified in a troubled debt restructuring with carrying value of $97 million and $87 million pre-modification and post-modification, respectively.

     For both years ended December 31, 2020 and 2019, the Company did not have a significant amount of mortgage loans modified in a troubled debt restructuring with subsequent payment default.

  Credit Quality of Mortgage Loans by Portfolio Segment

    The amortized cost of commercial mortgage loans by credit quality indicator and vintage year was as follows at December 31, 2020:

                                                                                                Revolving              % of
Credit Quality Indicator     2020          2019       2018       2017       2016       Prior      Loans       Total    Total
------------------------  ----------    ---------- ---------- ---------- ---------- ----------- ---------- ----------- ------
                                                               (Dollars in millions)
   LTV ratios:
   Less than 65%.........  $   3,111     $   2,473  $   3,852  $   2,814  $   3,795  $    8,314  $   2,318  $   26,677  69.2%
   65% to 75%............      1,113         2,892      1,687      1,176        738       1,549         --       9,155   23.8
   76% to 80%............         --           130         60        388        265         236         --       1,079    2.8
   Greater than 80%......         --            --        204        421        102         890         --       1,617    4.2
                          ----------    ---------- ---------- ---------- ---------- ----------- ---------- ----------- ------
     Total...............  $   4,224     $   5,495  $   5,803  $   4,799  $   4,900  $   10,989  $   2,318  $   38,528 100.0%
                          ==========    ========== ========== ========== ========== =========== ========== =========== ======
   DSCR:
    1.20x...............  $   3,879     $   5,137  $   5,629  $   4,272  $   4,704  $   10,434  $   2,318  $   36,373  94.4%
   1.00x - 1.20x.........        213            --         18        199        196         476         --       1,102    2.9
   <1.00x................        132           358        156        328         --          79         --       1,053    2.7
                          ----------    ---------- ---------- ---------- ---------- ----------- ---------- ----------- ------
     Total...............  $   4,224     $   5,495  $   5,803  $   4,799  $   4,900  $   10,989  $   2,318  $   38,528 100.0%
                          ==========    ========== ========== ========== ========== =========== ========== =========== ======

    The amortized cost of agricultural mortgage loans by credit quality indicator and vintage year was as follows at December 31, 2020:

                                                                                            Revolving               % of
Credit Quality Indicator     2020       2019       2018       2017       2016      Prior      Loans       Total     Total
------------------------  ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------- -------
                                                               (Dollars in millions)
   LTV ratios:
   Less than 65%.........  $   2,303  $   2,027  $   2,689  $   1,003  $   2,387  $   3,646  $   1,049  $   15,104   91.9%
   65% to 75%............        344        144         36         38        179        458         30       1,229     7.5
   76% to 80%............         --         --         --         --         --         51         --          51     0.3
   Greater than 80%......         --         --         --         --         --         42         --          42     0.3
                          ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------- -------
     Total...............  $   2,647  $   2,171  $   2,725  $   1,041  $   2,566  $   4,197  $   1,079  $   16,426    100%
                          ========== ========== ========== ========== ========== ========== ========== =========== =======

                                    MLIC-64

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

    The amortized cost of residential mortgage loans by credit quality indicator and vintage year was as follows at December 31, 2020:

                                                                                    Revolving              % of
Credit Quality Indicator    2020      2019      2018     2017     2016     Prior      Loans      Total     Total
------------------------  -------- ---------- -------- -------- -------- ---------- --------- ----------- --------
                                                           (Dollars in millions)
Performance indicators:
Performing...............  $   302  $   1,490  $   850  $   357  $   228  $   8,060   $   --   $   11,287    95.6%
Nonperforming (1)........        5         85       20        5        1        400       --          516      4.4
                          -------- ---------- -------- -------- -------- ----------  -------  ----------- --------
  Total..................  $   307  $   1,575  $   870  $   362  $   229  $   8,460   $   --   $   11,803   100.0%
                          ======== ========== ======== ======== ======== ==========  =======  =========== ========
-------------

(1)Includes residential mortgage loans in process of foreclosure of
   $102 million and $117 million at December 31, 2020 and 2019, respectively.

    LTV ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. At December 31, 2020, the amortized cost of commercial and agricultural mortgage loans with an LTV ratio in excess of 100% was $531 million, or less than 1% of total commercial and agricultural mortgage loans, however after considering the reduction in carrying value from the related ACL, no loans have a ratio greater than 100%.

  Past Due and Nonaccrual Mortgage Loans

    The Company has a high quality, well performing mortgage loan portfolio, with 99% of all mortgage loans classified as performing at both December 31,
  2020 and 2019. The Company defines delinquency consistent with industry practice, when mortgage loans are past due more than two or more months, as applicable, by portfolio segment. The past due and nonaccrual mortgage loans at amortized cost, prior to ACL, by portfolio segment, were as follows:

                                                        Greater than 90 Days Past Due and
                                Past Due                     Still Accruing Interest                   Nonaccrual
                   ----------------------------------- ----------------------------------- -----------------------------------
Portfolio Segment  December 31, 2020 December 31, 2019 December 31, 2020 December 31, 2019 December 31, 2020 December 31, 2019
-----------------  ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                                                                  (In millions)
  Commercial......              $ --              $ --               $--               $--            $  293              $167
  Agricultural....               251               124                20                 2               261               137
  Residential.....               516               377                54                --               503               377
                   ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Total.........              $767              $501               $74               $ 2            $1,057              $681
                   ================= ================= ================= ================= ================= =================

     The amortized cost for nonaccrual commercial, agricultural and residential mortgage loans at beginning of year 2019 was $167 million, $105 million and
   $402 million, respectively. The amortized cost for nonaccrual commercial mortgage loans with no ACL was $156 million and $0 at December 31, 2020 and
   December 31, 2019, respectively. The amortized cost for nonaccrual agricultural mortgage loans with no ACL was $173 million and $93 million at
   December 31, 2020 and December 31, 2019, respectively. There were no nonaccrual residential mortgage loans without an ACL at either December 31,
   2020 or December 31, 2019.

  Purchased Investments with Credit Deterioration

     Investments that, as of the date of acquisition, have experienced a more-than-insignificant deterioration in credit quality since origination are classified as PCD. The amortized cost for PCD investments is the purchase price plus an ACL for the initial estimate of expected lifetime credit losses established upon purchase. Subsequent changes in the ACL on
   PCD investments are recorded in net investment gains (losses). The non-credit discount or premium is accreted or amortized to net investment income on an effective yield basis.

                                    MLIC-65

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

    The following table reconciles the contractual principal to the purchase price of PCD investments:

                                          Year Ended December 31, 2020
                                 ----------------------------------------------
                                                         Non-Credit
                                 Contractual   ACL at    (Discount)   Purchase
                                  Principal  Acquisition  Premium      Price
                                 ----------- ----------- ----------- ----------
                                                 (In millions)
 PCD residential mortgage loans.  $    593   $      (18) $      (13) $      562

    Prior to the adoption of new credit loss guidance for the recognition of credit losses on financial instruments, the Company applied applicable guidance for investments acquired with evidence of credit quality deterioration since origination, known as PCI investments. The Company's PCI investments had an outstanding principal balance of $3.2 billion at
  December 31, 2019, which represents the contractually required principal and accrued interest payments whether or not currently due and a carrying value
  (estimated fair value of the investments plus accrued interest) of
  $2.7 billion at December 31, 2019. Accretion of accretable yield on PCI investments recognized in net investment income was $170 million and
  $266 million for the years ended December 31, 2019 and 2018, respectively.

Real Estate and Real Estate Joint Ventures

      The Company's real estate investment portfolio is diversified by property type, geography and income stream, including income from operating leases, operating income and equity in earnings from equity method real estate joint ventures. Real estate investments, by income type, as well as income earned, were as follows at and for the periods indicated:

                                                          December 31,            Years Ended December 31,
                                                    ------------------------- ---------------------------------
                                                        2020         2019        2020        2019       2018
                                                    ------------ ------------ ----------  ---------- ----------
Income Type                                              Carrying Value                    Income
-----------                                         ------------------------- ---------------------------------
                                                                           (In millions)
Leased real estate investments..................... $      1,965 $      1,586 $      188  $      165 $      210
Other real estate investments......................          418          419        127         174        177
Real estate joint ventures.........................        5,095        4,654        (59)         62         85
                                                    ------------ ------------ ----------  ---------- ----------
  Total real estate and real estate joint ventures. $      7,478 $      6,659 $      256  $      401 $      472
                                                    ============ ============ ==========  ========== ==========

   The carrying value of real estate investments acquired through foreclosure was $18 million and $34 million at December 31, 2020 and 2019, respectively.
 Depreciation expense on real estate investments was $73 million, $62 million and $65 million for the years ended December 31, 2020, 2019 and 2018, respectively. Real estate investments were net of accumulated depreciation of
 $789 million and $652 million at December 31, 2020 and 2019, respectively.

   As a result of the COVID-19 Pandemic, earnings from certain of the Company's equity method real estate joint ventures were reduced for the year ended
 December 31, 2020, principally hotel properties. Certain of these real estate joint ventures have granted some lessees COVID-19 Pandemic-related lease concessions. See "-- Leases -- Lease Concessions."

Leases

 Leased Real Estate Investments -- Operating Leases

   The Company, as lessor, leases investment real estate, principally commercial real estate for office and retail use, through a variety of operating lease arrangements, which typically include tenant reimbursement for property operating costs and options to renew or extend the lease. In some circumstances, leases may include an option for the lessee to purchase the property. In addition, certain leases of retail space may stipulate that a portion of the income earned is contingent upon the level of the tenants'
 revenues. The Company has elected a practical expedient of not separating non-lease components related to reimbursement of property operating costs from associated lease components. These property operating costs have the same timing and pattern of transfer as the related lease component, because they are incurred over the same period of time as the operating lease. Therefore, the combined component is accounted for as a single operating lease. Risk is managed through

                                    MLIC-66

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

 lessee credit analysis, property type diversification, and geographic diversification. Leased real estate investments and income earned, by property type, were as follows at and for the periods indicated:

                                                  December 31,            Years Ended December 31,
                                            ------------------------- --------------------------------
                                                2020         2019        2020       2019       2018
                                            ------------ ------------ ---------- ---------- ----------
                                                 Carrying Value                    Income
                                            ------------------------- --------------------------------
                                                                  (In millions)
Leased real estate investments:
  Office................................... $        661 $        278 $       31 $       49 $       60
  Retail...................................          498          507         66         70         65
  Apartment................................          516          525         40          3         49
  Industrial...............................          258          243         50         42         35
  Land.....................................           23           --          1         --         --
  Other....................................            9           33         --          1          1
                                            ------------ ------------ ---------- ---------- ----------
    Total leased real estate investments... $      1,965 $      1,586 $      188 $      165 $      210
                                            ============ ============ ========== ========== ==========

    Future contractual receipts under operating leases at December 31, 2020 were $143 million in 2021, $136 million in 2022, $127 million in 2023,
  $107 million in 2024, $96 million in 2025, $287 million thereafter and, in total, $896 million.

  Leveraged and Direct Financing Leases

    The Company has diversified leveraged lease and direct financing lease portfolios. Its leveraged leases principally include renewable energy generation facilities, rail cars, commercial real estate and commercial aircraft, and its direct financing leases principally include renewable energy generation facilities. These assets are leased through a variety of lease arrangements, which may include options to renew or extend the lease and options for the lessee to purchase the property. Residual values are estimated using available third-party data at inception of the lease. Risk is managed through lessee credit analysis, asset allocation, geographic diversification, and ongoing reviews of estimated residual values, using available third-party data and, in certain leases, linking the amount of future rental receipts to changes in inflation rates. Generally, estimated residual values are not guaranteed by the lessee or a third party.

    Investment in leveraged and direct financing leases consisted of the following at:

                                       December 31, 2020       December 31, 2019
                                    ----------------------  ----------------------
                                                  Direct                  Direct
                                     Leveraged   Financing   Leveraged   Financing
                                      Leases      Leases      Leases      Leases
                                    ----------  ----------  ----------  ----------
                                                     (In millions)
Lease receivables, net (1)......... $      597  $      210  $      666  $      232
Estimated residual values..........        573          42         592          42
                                    ----------  ----------  ----------  ----------
  Subtotal.........................      1,170         252       1,258         274
Unearned income....................       (318)        (74)       (362)        (85)
                                    ----------  ----------  ----------  ----------
  Investment in leases, before ACL.        852         178         896         189
ACL................................        (36)         (2)         --          --
                                    ----------  ----------  ----------  ----------
  Investment in leases, net of ACL. $      816  $      176  $      896  $      189
                                    ==========  ==========  ==========  ==========
-------------

(1) Future contractual receipts under direct financing leases as of
    December 31, 2020 are $21 million in 2021, $21 million in 2022, $21 million in 2023, $21 million in 2024, $21 million in 2025, $105 million thereafter and, in total, $210 million.

    Lease receivables are generally due in periodic installments. The payment periods for leveraged leases generally range from one to 11 years, but in certain circumstances can be over 11 years, while the payment periods for direct financing leases generally range from one to 16 years. For lease receivables, the primary credit quality indicator is whether the lease receivable is performing or nonperforming, which is assessed monthly. The
  Company generally defines nonperforming lease

                                    MLIC-67

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

  receivables as those that are 90 days or more past due. At both December 31,
  2020 and 2019, all lease receivables were performing.

    The deferred income tax liability related to leveraged leases was
  $287 million and $425 million at December 31, 2020 and 2019, respectively.

    The components of income from investment in leveraged and direct financing leases, excluding net investment gains (losses), were as follows:

                                                               Years Ended December 31,
                                              -----------------------------------------------------------
                                                     2020                2019                2018
                                              ------------------- ------------------- -------------------
                                                         Direct              Direct              Direct
                                              Leveraged Financing Leveraged Financing Leveraged Financing
                                               Leases    Leases    Leases    Leases    Leases    Leases
                                              --------- --------- --------- --------- --------- ---------
                                                                     (In millions)
Lease investment income...................... $      36 $     11  $      37 $     12  $      37 $      13
Less: Income tax expense.....................         8        2          8        3          8         3
                                              --------- --------  --------- --------  --------- ---------
  Lease investment income, net of income tax. $      28 $      9  $      29 $      9  $      29 $      10
                                              ========= ========  ========= ========  ========= =========

    In accordance with new credit loss guidance adopted January 1, 2020, the
  Company records an allowance for expected lifetime credit loss in an amount that represents the portion of the investment in leases that the Company does not expect to collect, resulting in the investment in leases being presented at the net amount expected to be collected. In determining the ACL, management: (i) pools leases that share similar risk characteristics,
  (ii) considers expected lifetime credit loss over the contractual term of the lease, and (iii) considers past events and current and forecasted economic conditions. Leases with dissimilar risk characteristics are evaluated individually for credit loss. Expected lifetime credit loss on leveraged and direct financing lease receivables is estimated using a probability of default and loss given default model, where the probability of default incorporates third party credit ratings of the lessee and the related historical default data. The Company also assesses the non-guaranteed residual values for recoverability by comparison to the current estimated fair value of the leased asset and considers other relevant market information such as independent third-party forecasts, consulting, asset brokerage and investment banking reports and data, comparable market transactions, and factors such as the competitive dynamics impacting specific industries, technological change and obsolescence, government and regulatory rules, tax policy, potential environmental liabilities and litigation.

    Prior to the adoption of the new credit loss guidance, lease impairment losses were recorded as incurred. Under the incurred loss model, if all amounts due under the lease agreement would not be collected, based on current information and events, an impairment loss was recorded. The impairment loss was recorded as a reduction of the investment in lease and within net investment gains (losses).

  Lease Concessions

    In response to the adverse economic impact of the COVID-19 Pandemic, the
  Company granted concessions to certain of its operating lease lessees, primarily in the form of rent deferrals. In accordance with a Question and
  Answer document issued by the FASB in response to the COVID-19 Pandemic, the
  Company has elected not to evaluate whether such lease concessions are lease modifications, continues to accrue income on such leases and records rent receivables. The rent deferrals generally range from one to five months.
  Deferred rental payments and rental abatements for operating leases were each
  $2 million at December 31, 2020. The Company also has interests in certain unconsolidated real estate joint ventures which have granted COVID-19
  Pandemic-related lease concessions.

 Other Invested Assets

   Other invested assets is comprised primarily of freestanding derivatives with positive estimated fair values (see Note 8), affiliated investments, tax credit and renewable energy partnerships, annuities funding structured settlement claims, and leveraged and direct financing leases. See "-- Related
 Party Investment Transactions" for information regarding affiliated investments.

                                    MLIC-68

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

  Tax Credit Partnerships

   The carrying value of tax credit partnerships was $1.1 billion and
 $1.3 billion at December 31, 2020 and 2019, respectively. Losses from tax credit partnerships included within net investment income were $225 million,
 $240 million and $257 million for the years ended December 31, 2020, 2019 and
 2018, respectively.

Cash Equivalents

  The carrying value of cash equivalents, which includes securities and other investments with an original or remaining maturity of three months or less at the time of purchase, was $6.8 billion and $5.5 billion at December 31, 2020 and 2019, respectively.

Net Unrealized Investment Gains (Losses)

  Unrealized investment gains (losses) on fixed maturity securities AFS and derivatives and the effect on DAC, VOBA, DSI, future policy benefits and the policyholder dividend obligation, that would result from the realization of the unrealized gains (losses), are included in net unrealized investment gains
(losses) in AOCI.

   The components of net unrealized investment gains (losses), included in
AOCI, were as follows:

                                                 Years Ended December 31,
                                         ---------------------------------------
                                             2020          2019          2018
                                         ------------  ------------  -----------
                                                      (In millions)
Fixed maturity securities AFS...........  $    24,954   $    15,177   $    3,915
Derivatives.............................        2,259         2,043        1,742
Other...................................          235           210          231
                                         ------------  ------------  -----------
 Subtotal...............................       27,448        17,430        5,888
                                         ------------  ------------  -----------
Amounts allocated from:
Future policy benefits..................       (7,603)       (1,121)          (5)
DAC, VOBA and DSI.......................       (1,511)       (1,051)        (571)
Policyholder dividend obligation........       (2,969)       (2,020)        (428)
                                         ------------  ------------  -----------
 Subtotal...............................      (12,083)       (4,192)      (1,004)
Deferred income tax benefit (expense)...       (3,190)       (2,742)        (987)
                                         ------------  ------------  -----------
Net unrealized investment gains (losses)  $    12,175   $    10,496   $    3,897
                                         ============  ============  ===========

  The changes in net unrealized investment gains (losses) were as follows:

                                                                                  Years Ended December 31,
                                                                           --------------------------------------
                                                                               2020          2019         2018
                                                                           ------------  -----------  -----------
                                                                                        (In millions)
Balance at January 1,.....................................................  $    10,496   $    3,897   $    7,257
Cumulative effects of changes in accounting principles, net of income tax.           --           17        1,310
Unrealized investment gains (losses) during the year......................       10,018       11,520       (7,898)
Unrealized investment gains (losses) relating to:
Future policy benefits....................................................       (6,482)      (1,116)          14
DAC, VOBA and DSI.........................................................         (460)        (480)         219
Policyholder dividend obligation..........................................         (949)      (1,592)       1,693
Deferred income tax benefit (expense).....................................         (448)      (1,750)       1,302
                                                                           ------------  -----------  -----------
Balance at December 31,...................................................  $    12,175   $   10,496   $    3,897
                                                                           ============  ===========  ===========
Change in net unrealized investment gains (losses)........................  $     1,679   $    6,599   $   (3,360)
                                                                           ============  ===========  ===========

Concentrations of Credit Risk

  There were no investments in any counterparty that were greater than 10% of the Company's equity, other than the U.S. government and its agencies, at both
December 31, 2020 and 2019.

                                    MLIC-69

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

Securities Lending and Repurchase Agreements

  Securities, Collateral and Reinvestment Portfolio

  A summary of the outstanding securities lending and repurchase agreements is as follows:

                                                               December 31,
                       ---------------------------------------------------------------------------------------------
                                            2020                                           2019
                       ---------------------------------------------- ----------------------------------------------
                           Securities (1)                                 Securities (1)
                       ------------------                             ------------------
                                               Cash                                           Cash
                                            Collateral   Reinvestment                      Collateral   Reinvestment
                                          Received from  Portfolio at                    Received from  Portfolio at
                         Estimated Fair   Counterparties  Estimated       Estimated      Counterparties  Estimated
Agreement Type               Value           (2), (3)     Fair Value      Fair Value        (2), (3)     Fair Value
--------------         ------------------ -------------- ------------ ------------------ -------------- ------------
                                                               (In millions)
Securities lending....    $    13,289      $    13,566   $    13,739     $    12,455      $    12,791   $    12,847
Repurchase agreements.    $     3,276      $     3,210   $     3,251     $     2,333      $     2,310   $     2,320

--------

(1)Securities on loan in connection with these programs are included within fixed maturity securities AFS, and short-term investments.

(2)In connection with securities lending and repurchase agreements, in addition to cash collateral received, the Company received from counterparties non-cash security collateral of $1 million and $0 at December 31, 2020 and
   2019, respectively, which is not reflected on the consolidated financial statements.

(3)The liability for cash collateral for these programs is included within payables for collateral under securities loaned and other transactions and other liabilities.

Contractual Maturities

      A summary of the remaining contractual maturities of securities lending and repurchase agreements is as follows:

                                                                               December 31,
                                                    -------------------------------------------------------------------
                                                                  2020                              2019
                                                    --------------------------------- ---------------------------------
                                                          Remaining Maturities              Remaining Maturities
                                                    --------------------------------- ---------------------------------
                                                                     Over 1                            Over 1
                                                                     Month                             Month
                                                             1 Month  to 6                     1 Month  to 6
Security Type                                       Open (1) or Less Months   Total   Open (1) or Less Months   Total
-------------                                       -------- ------- ------- -------- -------- ------- ------- --------
                                                                               (In millions)
Cash collateral liability by loaned security type:
  Securities lending:
    U.S. government and agency..................... $ 1,705  $ 8,768 $ 3,093 $ 13,566 $ 2,260  $ 5,040 $ 5,491 $ 12,791
  Repurchase agreements:
    U.S. government and agency..................... $    --  $ 3,210 $    -- $  3,210 $    --  $ 2,310 $    -- $  2,310

--------

(1)The related loaned security could be returned to the Company on the next business day, which would require the Company to immediately return the cash collateral.

  If the Company is required to return significant amounts of cash collateral on short notice and is forced to sell securities to meet the return obligation, it may have difficulty selling such collateral that is invested in securities in a timely manner, be forced to sell securities in a volatile or illiquid market for less than what otherwise would have been realized under normal market conditions, or both.

  The securities lending and repurchase agreements reinvestment portfolios consist principally of high quality, liquid, publicly-traded fixed maturity securities AFS, short-term investments, cash equivalents or cash. If the securities on loan, securities pledged or the reinvestment portfolio become less liquid, liquidity resources within the general account are available to meet any potential cash demands when securities on loan or securities pledged are put back by the counterparty.

                                    MLIC-70

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

Invested Assets on Deposit and Pledged as Collateral

   Invested assets on deposit and pledged as collateral are presented below at estimated fair value for all asset classes, except mortgage loans, which are presented at carrying value at:

                                                                   December 31,
                                                              -----------------------
                                                                 2020        2019
                                                              ----------- -----------
                                                                   (In millions)
Invested assets on deposit (regulatory deposits)............. $       123 $        62
Invested assets pledged as collateral (1)....................      22,405      20,659
                                                              ----------- -----------
  Total invested assets on deposit and pledged as collateral. $    22,528 $    20,721
                                                              =========== ===========
--------

(1) The Company has pledged invested assets in connection with various agreements and transactions, including funding agreements (see Note 3), derivative transactions (see Note 8) and secured debt (see Note 11).

  See "-- Securities Lending and Repurchase Agreements" for information regarding securities supporting securities lending and repurchase agreement transactions and Note 6 for information regarding investments designated to the closed block. In addition, the Company's investment in FHLB common stock, which is considered restricted until redeemed by the issuers, was $765 million and
$737 million, at redemption value, at December 31, 2020 and 2019, respectively.

Collectively Significant Equity Method Investments

  The Company holds investments in real estate joint ventures, real estate funds and other limited partnership interests consisting of leveraged buy-out funds, hedge funds, private equity funds, joint ventures and other funds. The portion of these investments accounted for under the equity method had a carrying value of $12.5 billion at December 31, 2020. The Company's maximum exposure to loss related to these equity method investments is limited to the carrying value of these investments plus unfunded commitments of $3.5 billion at December 31, 2020. Except for certain real estate joint ventures and certain funds, the Company's investments in its remaining real estate funds and other limited partnership interests are generally of a passive nature in that the
Company does not participate in the management of the entities.

  As described in Note 1, the Company generally records its share of earnings in its equity method investments using a three-month lag methodology and within net investment income. Aggregate net investment income from these equity method investments exceeded 10% of the Company's consolidated pre-tax income (loss)
for two of the three most recent annual periods: 2020 and 2019.

  The following aggregated summarized financial data reflects the latest available financial information and does not represent the Company's proportionate share of the assets, liabilities, or earnings of such entities.

  Aggregate total assets of these entities totaled $593.9 billion and
$527.8 billion at December 31, 2020 and 2019, respectively. Aggregate total liabilities of these entities totaled $80.5 billion and $77.6 billion at
December 31, 2020 and 2019, respectively. Aggregate net income (loss) of these entities totaled $34.4 billion, $40.9 billion and $42.7 billion for the years ended December 31, 2020, 2019 and 2018, respectively. Aggregate net income (loss) from the underlying entities in which the Company invests is primarily comprised of investment income, including recurring investment income and realized and unrealized investment gains (losses).

Variable Interest Entities

  The Company has invested in legal entities that are VIEs. In certain instances, the Company holds both the power to direct the most significant activities of the entity, as well as an economic interest in the entity and, as such, is deemed to be the primary beneficiary or consolidator of the entity.
The determination of the VIE's primary beneficiary requires an evaluation of the contractual and implied rights and obligations associated with each party's relationship with or involvement in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party involved in the entity.

                                    MLIC-71

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

  Consolidated VIEs

    Creditors or beneficial interest holders of VIEs where the Company is the primary beneficiary have no recourse to the general credit of the Company, as the Company's obligation to the VIEs is limited to the amount of its committed investment.

    The following table presents the total assets and total liabilities relating to investment related VIEs for which the Company has concluded that it is the primary beneficiary and which are consolidated at:

                                                                December 31,
                                                ---------------------------------------------
                                                         2020                   2019
                                                ---------------------- ----------------------
                                                  Total       Total      Total       Total
Asset Type                                        Assets   Liabilities   Assets   Liabilities
----------                                      ---------- ----------- ---------- -----------
                                                                (In millions)
Real estate joint ventures (1)................. $    1,435   $   --    $    1,378   $   --
Investment fund (primarily mortgage loans) (2).        201       --           211       --
Renewable energy partnership (3)...............         87       --            94       --
Other investments (4)..........................          4        5            10        5
                                                ---------- ----------- ---------- -----------
  Total........................................ $    1,727   $    5    $    1,693   $    5
                                                ========== =========== ========== ===========

--------

(1) The Company's investment in affiliated real estate joint ventures was
    $1.3 billion and $1.2 billion at December 31, 2020 and 2019, respectively.
    Other affiliates' investments in these affiliated real estate joint ventures were $130 million and $129 million at December 31, 2020 and 2019, respectively.

(2) The Company's investment in this affiliated investment fund was
    $164 million and $172 million, at December 31, 2020 and 2019, respectively.
    An affiliate had an investment in this affiliated investment fund of
    $37 million and $39 million at December 31, 2020 and 2019, respectively.

(3) Assets of the renewable energy partnership primarily consisted of other invested assets.

(4) Assets of other investments primarily consisted of cash and cash equivalents at December 31, 2020 and other invested assets at December 31,
    2019.

  Unconsolidated VIEs

    The carrying amount and maximum exposure to loss relating to VIEs in which the Company holds a significant variable interest but is not the primary beneficiary and which have not been consolidated were as follows at:

                                                          December 31,
                                     -------------------------------------------------------
                                                2020                        2019
                                     --------------------------- ---------------------------
                                                      Maximum                     Maximum
                                        Carrying     Exposure       Carrying     Exposure
Asset Type                              Amount       to Loss (1)    Amount       to Loss (1)
----------                           ------------- ------------- ------------- -------------
                                                          (In millions)
Fixed maturity securities AFS:
  Structured Products (2)........... $      41,803 $      41,803 $      37,119 $      37,119
  U.S. and foreign corporate........         1,905         1,905         1,098         1,098
Other limited partnership interests.         5,247         8,589         4,461         7,423
Other invested assets...............         1,436         1,517         1,554         1,677
Real estate joint ventures..........            18            21            25            28
                                     ------------- ------------- ------------- -------------
  Total............................. $      50,409 $      53,835 $      44,257 $      47,345
                                     ============= ============= ============= =============
-------------
(1) The maximum exposure to loss relating to fixed maturity securities AFS is equal to their carrying amounts or the carrying amounts of retained interests. The maximum exposure to loss relating to other limited partnership interests and real estate joint ventures is equal to the carrying amounts plus any unfunded commitments. For certain of its investments

                                    MLIC-72

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

    in other invested assets, the Company's return is in the form of income tax credits which are guaranteed by creditworthy third parties. For such investments, the maximum exposure to loss is equal to the carrying amounts plus any unfunded commitments, reduced by income tax credits guaranteed by third parties of $3 million and $6 million at December 31, 2020 and 2019, respectively. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee.

(2) For these variable interests, the Company's involvement is limited to that of a passive investor in mortgage-backed or asset-backed securities issued by trusts that do not have substantial equity.

    As described in Note 16, the Company makes commitments to fund partnership investments in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to investees designated as VIEs for each of the years ended December 31, 2020, 2019 and
  2018.

    The Company securitizes certain residential mortgage loans and acquires an interest in the related RMBS issued. While the Company has a variable interest in the issuer of the securities, it is not the primary beneficiary of the issuer of the securities since it does not have any rights to remove the servicer or veto rights over the servicer's actions. The resulting gains
  (losses) from the securitizations are included within net investment gains
  (losses). The estimated fair value of the related RMBS acquired in connection with the securitizations is included in the carrying amount and maximum exposure to loss for Structured Products presented in the table above.

    The carrying value and the estimated fair value of residential mortgage loans securitized were $308 million and $313 million, respectively, during
  2020, and $443 million and $467 million, respectively, during 2019. Gains on securitizations of $5 million and $24 million for the years ended
  December 31, 2020 and 2019, respectively, were included within net investment gains (losses). The estimated fair value of RMBS acquired in connection with the securitizations was $43 million and $131 million at December 31, 2020 and
  2019, respectively.

    See Note 9 for information on how the estimated fair value of mortgage loans and RMBS is determined, the valuation approaches and key inputs, their placement in the fair value hierarchy, and for certain RMBS, quantitative information about the significant unobservable inputs and the sensitivity of their estimated fair value to changes in those inputs.

Net Investment Income

   The components of net investment income were as follows:

                                                           Years Ended December 31,
                                                   -----------------------------------------
Asset Type                                             2020          2019          2018
----------                                         ------------- ------------- -------------
                                                                 (In millions)
Investment income:
Fixed maturity securities AFS.....................   $     6,535   $     7,015   $     7,268
Equity securities.................................            25            35            42
Mortgage loans....................................         2,836         3,147         2,822
Policy loans......................................           305           307           297
Real estate and real estate joint ventures........           256           401           472
Other limited partnership interests...............           633           545           519
Cash, cash equivalents and short-term investments.            77           183           121
FVO Securities (1)................................            48            74            22
Operating joint venture...........................            80            69            37
Other.............................................           154           221           261
                                                   ------------- ------------- -------------
  Subtotal........................................        10,949        11,997        11,861
Less: Investment expenses.........................           699         1,024           942
                                                   ------------- ------------- -------------
  Net investment income...........................   $    10,250   $    10,973   $    10,919
                                                   ============= ============= =============
-------------

(1) Changes in estimated fair value subsequent to purchase for investments still held as of the end of the respective periods and included in net investment income were principally from equity-linked notes included within
    FVO Securities were $46 million, $74 million and $22 million for the years ended December 31, 2020, 2019 and 2018, respectively.

                                    MLIC-73

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

    See "-- Related Party Investment Transactions" for discussion of affiliated net investment income and investment expenses.

    Net investment income from equity method investments, comprised of real estate joint ventures, other limited partnership interests, tax credit and renewable energy partnerships and operating joint ventures, totaled
  $427 million, $458 million and $344 million for the years ended December 31,
  2020, 2019 and 2018, respectively.

Net Investment Gains (Losses)

  Components of Net Investment Gains (Losses)

    The components of net investment gains (losses) were as follows:

                                                                                                Years Ended December 31,
                                                                                            ----------------------------
Asset Type                                                                                     2020      2019      2018
----------                                                                                  --------  --------  --------
                                                                                                    (In millions)
Fixed maturity securities AFS:
  Net credit loss (provision) release (1)..................................................  $  (101)  $   (39)  $   (23)
  Net gains (losses) on sales and disposals................................................       43        51       107
                                                                                            --------  --------  --------
    Total gains (losses) on fixed maturity securities AFS..................................      (58)       12        84
                                                                                            --------  --------  --------
Equity securities:
  Net gains (losses) on sales and disposals................................................       10        12        17
  Change in estimated fair value (2).......................................................      (86)       38      (101)
                                                                                            --------  --------  --------
    Total gains (losses) on equity securities..............................................      (76)       50       (84)
Mortgage loans.............................................................................     (188)      (13)      (50)
Real estate and real estate joint ventures.................................................        7       396       311
Other limited partnership interests........................................................      (12)        3         8
Other (3)..................................................................................      293       (46)     (162)
                                                                                            --------  --------  --------
  Subtotal.................................................................................      (34)      402       107
Change in estimated fair value of other limited partnership interest and real estate joint
 ventures..................................................................................       (5)      (15)       11
Non-investment portfolio gains (losses)....................................................      (34)      (41)       35
                                                                                            --------  --------  --------
  Subtotal.................................................................................      (39)      (56)       46
                                                                                            --------  --------  --------
  Total net investment gains (losses)......................................................  $   (73)  $   346   $   153
                                                                                            ========  ========  ========
--------

(1) Net credit loss provision by sector for industrial corporate, consumer corporate, foreign government securities and RMBS for the year ended
    December 31, 2019 were ($19) million, ($16) million, ($2) million and ($2)
    million, respectively. Net credit loss provision by sector for consumer corporate, industrial corporate and finance corporate securities for the year ended December 31, 2018 were ($19) million, ($2) million and
    ($2) million, respectively. See "-- Rollforward of Allowance for Credit
    Loss for Fixed Maturity Securities AFS By Sector." Due to the adoption of new credit loss guidance on January 1, 2020, prior period OTTI loss is presented as credit loss.

(2) Changes in estimated fair value subsequent to purchase for equity securities still held as of the end of the period included in net investment gains (losses) were ($80) million, $31 million and ($82) million for the years ended December 31, 2020, 2019 and 2018 respectively.

(3) Other gains (losses) included (i) $128 million reclassified from AOCI to earnings due to the sale of certain investments that were hedged in qualifying cash flow hedges and a leveraged lease gain of $87 million for the year ended December 31, 2020, (ii) tax credit partnership impairment losses of $92 million, and a renewable energy partnership disposal gain of
    $46 million for the year ended December 31, 2019, and (iii) renewable energy partnership disposal losses of $83 million and leveraged lease impairment losses of $105 million for the year ended December 31, 2018.

    See "-- Related Party Investment Transactions" for discussion of affiliated net investment gains (losses) related to transfers of invested assets to affiliates.

                                    MLIC-74

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

    Gains (losses) from foreign currency transactions included within net investment gains (losses) were ($19) million, ($57) million and $21 million for the years ended December 31, 2020, 2019 and 2018, respectively.

  Fixed Maturity Securities AFS -- Sales and Disposals and Credit Loss

    Sales of securities are determined on a specific identification basis.
  Proceeds from sales or disposals and the components of net investment gains (losses) were as shown in the table below:

                                              Years Ended December 31,
                                       -------------------------------------
                                           2020         2019         2018
                                       -----------  -----------  -----------
                                                   (In millions)
  Proceeds............................  $   20,453   $   32,175   $   53,042
                                       ===========  ===========  ===========
  Gross investment gains..............  $      419   $      392   $      604
  Gross investment losses.............        (376)        (341)        (497)
  Net credit loss (provision) release.        (101)         (39)         (23)
                                       -----------  -----------  -----------
    Net investment gains (losses).....  $      (58)  $       12   $       84
                                       ===========  ===========  ===========

  Related Party Investment Transactions

    The Company transfers invested assets primarily consisting of fixed maturity securities AFS, mortgage loans and real estate and real estate joint ventures to and from affiliates. Invested assets transferred were as follows:

                                                                         Years Ended December 31,
                                                                     ----------------------------
                                                                     2020      2019      2018
                                                                       -----     -----    -----
                                                                       (In millions)
Estimated fair value of invested assets transferred to affiliates...  $393      $ --      $ --
Amortized cost of invested assets transferred to affiliates.........  $379      $ --      $ --
Net investment gains (losses) recognized on transfers...............  $ 14      $ --      $ --
Estimated fair value of invested assets transferred from affiliates.  $381      $ 46      $ 77

    Recurring related party investments and related net investment income were as follows at and for the periods ended:

                                                                      December 31,    Years Ended December 31,
                                                                    ----------------- ------------------------
                                                                      2020     2019    2020     2019    2018
                                                                    -------- -------- -----    -----   -----
Investment Type/Balance Sheet
Category                                  Related Party              Carrying Value   Net Investment Income
-----------------------------   ----------------------------------- ----------------- ------------------------
                                                                               (In millions)
Affiliated investments (1),(2). MetLife, Inc.                       $  1,643 $  1,810 $  35    $  34   $  31
Affiliated investments (3)..... American Life Insurance Company          100      100     3        3       3
                                Metropolitan Property and Casualty
Affiliated investments (4)..... Insurance Company                        315      315     6       11      10
                                                                    -------- --------  -----    -----   -----
Other invested assets..........                                     $  2,058 $  2,225 $  44    $  48   $  44
                                                                    ======== ========  =====    =====   =====
--------

(1) Represents an investment in affiliated senior notes. The affiliated senior notes have maturity dates from July 2021 to October 2029 and bear interest, payable semi-annually, at a rate per annum ranging from 1.60% to 3.14%.

(2) In September 2020, MetLife, Inc. repaid in cash at maturity a
    (Yen)26.5 billion 0.82% affiliated senior note issued to MLIC.

(3) Represents an affiliated surplus note. In June 2020, the affiliated surplus note, which bore interest at a fixed rate of 3.17%, matured and was refinanced with a $100 million affiliated surplus note, which bears interest at a fixed rate of 1.88%, payable semiannually, and is due June
    2025.

(4) Represents an investment in affiliated preferred stock. Dividends are payable quarterly at a variable rate.

  Through March 31, 2018, the Company provided investment administrative services to certain affiliates. The related investment administrative service charges to these affiliates were $19 million for the year ended December 31,
2018. Effective April 1, 2018, the Company receives investment advisory services from an affiliate. The related affiliated investment advisory charges to the Company were $280 million, $299 million and $198 million for the years ended December 31, 2020, 2019, and 2018, respectively.

                                    MLIC-75

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

    See "-- Variable Interest Entities" for information on investments in affiliated real estate joint ventures and an affiliated investment fund.

8. Derivatives

Accounting for Derivatives

  See Note 1 for a description of the Company's accounting policies for derivatives and Note 9 for information about the fair value hierarchy for derivatives.

Derivative Strategies

  The Company is exposed to various risks relating to its ongoing business operations, including interest rate, foreign currency exchange rate, credit and equity market. The Company uses a variety of strategies to manage these risks, including the use of derivatives.

  Derivatives are financial instruments with values derived from interest rates, foreign currency exchange rates, credit spreads and/or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter ("OTC") market. Certain of the Company's OTC derivatives are cleared and settled through central clearing counterparties ("OTC-cleared"), while others are bilateral contracts between two
counterparties ("OTC-bilateral"). The types of derivatives the Company uses include swaps, forwards, futures and option contracts. To a lesser extent, the
Company uses credit default swaps and structured interest rate swaps to synthetically replicate investment risks and returns which are not readily available in the cash markets.

Interest Rate Derivatives

  The Company uses a variety of interest rate derivatives to reduce its exposure to changes in interest rates, including interest rate swaps, interest rate total return swaps, caps, floors, swaptions, futures and forwards.

  Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional amount. The Company utilizes interest rate swaps in fair value, cash flow and nonqualifying hedging relationships.

  The Company uses structured interest rate swaps to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and a cash instrument such as a U.S. government and agency, or other fixed maturity securities AFS. Structured interest rate swaps are included in interest rate swaps and are not designated as hedging instruments.

  Interest rate total return swaps are swaps whereby the Company agrees with another party to exchange, at specified intervals, the difference between the economic risk and reward of an asset or a market index and a benchmark interest rate, calculated by reference to an agreed notional amount. No cash is exchanged at the outset of the contract. Cash is paid and received over the life of the contract based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date. Interest rate total return swaps are used by the Company to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). The Company utilizes interest rate total return swaps in nonqualifying hedging relationships.

  The Company purchases interest rate caps primarily to protect its floating rate liabilities against rises in interest rates above a specified level, and against interest rate exposure arising from mismatches between assets and liabilities, and interest rate floors primarily to protect its minimum rate guarantee liabilities against declines in interest rates below a specified level. In certain instances, the Company locks in the economic impact of existing purchased caps and floors by entering into offsetting written caps and floors. The Company utilizes interest rate caps and floors in nonqualifying hedging relationships.

  In exchange-traded interest rate (Treasury and swap) futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate securities, to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts and to pledge initial margin based on futures exchange requirements. The Company enters into exchange-traded futures with regulated

                                    MLIC-76

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Derivatives (continued)

futures commission merchants that are members of the exchange. Exchange-traded interest rate (Treasury and swap) futures are used primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, to hedge against changes in interest rates on anticipated liability issuances by replicating Treasury or swap curve performance, and to hedge minimum guarantees embedded in certain variable annuity products issued by the Company. The Company utilizes exchange-traded interest rate futures in nonqualifying hedging relationships.

  Swaptions are used by the Company to hedge interest rate risk associated with the Company's long-term liabilities and invested assets. A swaption is an option to enter into a swap with a forward starting effective date. In certain instances, the Company locks in the economic impact of existing purchased swaptions by entering into offsetting written swaptions. The Company pays a premium for purchased swaptions and receives a premium for written swaptions.
The Company utilizes swaptions in nonqualifying hedging relationships.
Swaptions are included in interest rate options.

  The Company enters into interest rate forwards to buy and sell securities.
The price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date. The Company utilizes interest rate forwards in cash flow and nonqualifying hedging relationships.

  A synthetic GIC is a contract that simulates the performance of a traditional
GIC through the use of financial instruments. The contractholder owns the underlying assets, and the Company provides a guarantee (or "wrap") on the participant funds for an annual risk charge. The Company's maximum exposure to loss on synthetic GICs is the notional amount, in the event the values of all of the underlying assets were reduced to zero. The Company's risk is substantially lower due to contractual provisions that limit the portfolio to high quality assets, which are pre-approved and monitored for compliance, as well as the collection of risk charges. In addition, the crediting rates reset periodically to amortize market value gains and losses over a period equal to the duration of the wrapped portfolio, subject to a 0% floor. While plan participants may transact at book value, contractholder withdrawals may only occur immediately at market value, or at book value paid over a period of time per contract provisions. Synthetic GICs are not designated as hedging instruments.

Foreign Currency Exchange Rate Derivatives

  The Company uses foreign currency exchange rate derivatives, including foreign currency swaps and foreign currency forwards, to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

  In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon notional amount. The notional amount of each currency is exchanged at the inception and termination of the currency swap by each party. The Company utilizes foreign currency swaps in fair value, cash flow and nonqualifying hedging relationships.

  In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The Company utilizes foreign currency forwards in nonqualifying hedging relationships.

Credit Derivatives

  The Company enters into purchased credit default swaps to hedge against credit-related changes in the value of its investments. In a credit default swap transaction, the Company agrees with another party to pay, at specified intervals, a premium to hedge credit risk. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional amount in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered. Credit

                                    MLIC-77

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Derivatives (continued)

events vary by type of issuer but typically include bankruptcy, failure to pay debt obligations and involuntary restructuring for corporate obligors, as well as repudiation, moratorium or governmental intervention for sovereign obligors.
In each case, payout on a credit default swap is triggered only after the
Credit Derivatives Determinations Committee of the International Swaps and
Derivatives Association, Inc. ("ISDA") deems that a credit event has occurred.
The Company utilizes credit default swaps in nonqualifying hedging relationships.

  The Company enters into written credit default swaps to synthetically create credit investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and one or more cash instruments, such as U.S. government and agency, or other fixed maturity securities AFS. These credit default swaps are not designated as hedging instruments.

  The Company enters into forwards to lock in the price to be paid for forward purchases of certain securities. The price is agreed upon at the time of the contract and payment for the contract is made at a specified future date. When the primary purpose of entering into these transactions is to hedge against the risk of changes in purchase price due to changes in credit spreads, the Company designates these transactions as credit forwards. The Company utilizes credit forwards in cash flow hedging relationships.

Equity Derivatives

  The Company uses a variety of equity derivatives to reduce its exposure to equity market risk, including equity index options, equity variance swaps, exchange-traded equity futures and equity total return swaps.

  Equity index options are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products issued by the Company.
To hedge against adverse changes in equity indices, the Company enters into contracts to sell the underlying equity index within a limited time at a contracted price. The contracts will be net settled in cash based on differentials in the indices at the time of exercise and the strike price.
Certain of these contracts may also contain settlement provisions linked to interest rates. In certain instances, the Company may enter into a combination of transactions to hedge adverse changes in equity indices within a pre-determined range through the purchase and sale of options. The Company utilizes equity index options in nonqualifying hedging relationships.

  Equity variance swaps are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products issued by the Company.
In an equity variance swap, the Company agrees with another party to exchange amounts in the future, based on changes in equity volatility over a defined period. The Company utilizes equity variance swaps in nonqualifying hedging relationships.

  In exchange-traded equity futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of equity securities, to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts and to pledge initial margin based on futures exchange requirements. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange.
Exchange-traded equity futures are used primarily to hedge minimum guarantees embedded in certain variable annuity products issued by the Company. The
Company utilizes exchange-traded equity futures in nonqualifying hedging relationships.

  In an equity total return swap, the Company agrees with another party to exchange, at specified intervals, the difference between the economic risk and reward of an asset or a market index and a benchmark interest rate, calculated by reference to an agreed notional amount. No cash is exchanged at the outset of the contract. Cash is paid and received over the life of the contract based on the terms of the swap. The Company uses equity total return swaps to hedge its equity market guarantees in certain of its insurance products. Equity total return swaps can be used as hedges or to synthetically create investments. The
Company utilizes equity total return swaps in nonqualifying hedging relationships.

                                    MLIC-78

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Derivatives (continued)

Primary Risks Managed by Derivatives

   The following table presents the primary underlying risk exposure, gross notional amount and estimated fair value of the Company's derivatives, excluding embedded derivatives, held at:

                                                                                        December 31,
                                                            --------------------------------------------------------------------
                                                                          2020                               2019
                                                            --------------------------------- ----------------------------------
                                                                        Estimated Fair Value               Estimated Fair Value
                                                                       ----------------------             ----------------------
                                                              Gross                             Gross
                                                             Notional                          Notional
                          Primary Underlying Risk Exposure    Amount    Assets    Liabilities   Amount     Assets    Liabilities
                          --------------------------------  ---------- --------- ------------ ----------- --------- ------------
                                                                                       (In millions)
Derivatives Designated as Hedging Instruments:
Fair value hedges:
Interest rate swaps...... Interest rate                      $   3,175  $  3,224   $       4   $    2,370  $  2,668   $       2
Foreign currency swaps... Foreign currency exchange rate         1,049         5          76        1,250        12          17
                                                            ---------- ---------  ----------  ----------- ---------  ----------
 Subtotal................                                        4,224     3,229          80        3,620     2,680          19
                                                            ---------- ---------  ----------  ----------- ---------  ----------
Cash flow hedges:
Interest rate swaps...... Interest rate                          4,400        14          --        3,324       125          27
Interest rate forwards... Interest rate                          5,081       489          --        6,793        75         142
Foreign currency swaps... Foreign currency exchange rate        28,017     1,102       1,353       27,240     1,199       1,103
                                                            ---------- ---------  ----------  ----------- ---------  ----------
 Subtotal................                                       37,498     1,605       1,353       37,357     1,399       1,272
                                                            ---------- ---------  ----------  ----------- ---------  ----------
 Total qualifying hedges.                                       41,722     4,834       1,433       40,977     4,079       1,291
                                                            ---------- ---------  ----------  ----------- ---------  ----------
Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate swaps...... Interest rate                         30,512     3,041           7       38,820     2,296         133
Interest rate floors..... Interest rate                         12,701       350          --       12,701       156          --
Interest rate caps....... Interest rate                         40,104        13          --       42,622        18           5
Interest rate futures.... Interest rate                            406        --          --          745        --          --
Interest rate options.... Interest rate                         15,337       174          --       24,944       427          --
Interest rate forwards... Interest rate                            265        --           9           --        --          --
Interest rate total
 return swaps............ Interest rate                          1,048        --          59        1,048         5          49
Synthetic GICs........... Interest rate                         11,739        --          --       16,498        --          --
Foreign currency swaps... Foreign currency exchange rate         5,596       292         238        6,124       419          97
Foreign currency forwards Foreign currency exchange rate         1,236         9          18        1,001        12           8
Credit default swaps --
 purchased............... Credit                                   886         8           9          888         4          11
Credit default swaps --
 written................. Credit                                 6,961       126          --        8,711       200           1
Equity futures........... Equity market                          2,591        --          16        2,039        --           5
Equity index options..... Equity market                         19,601       459         189       23,104       447         417
Equity variance swaps.... Equity market                            425        11           9          637        17          17
Equity total return swaps Equity market                          2,542         1         274          716        --          68
                                                            ---------- ---------  ----------  ----------- ---------  ----------
 Total non-designated or nonqualifying derivatives........     151,950     4,484         828      180,598     4,001         811
                                                            ---------- ---------  ----------  ----------- ---------  ----------
 Total....................................................   $ 193,672  $  9,318   $   2,261   $  221,575  $  8,080   $   2,102
                                                            ========== =========  ==========  =========== =========  ==========

  Based on gross notional amounts, a substantial portion of the Company's derivatives was not designated or did not qualify as part of a hedging relationship at both December 31, 2020 and 2019. The Company's use of derivatives includes (i) derivatives that serve as macro hedges of the
Company's exposure to various risks and that generally do not qualify for hedge accounting due to the criteria required under the portfolio hedging rules;
(ii) derivatives that economically hedge insurance liabilities that contain mortality or morbidity risk and that generally do not qualify for hedge accounting because the lack of these risks in the derivatives cannot support an expectation of a highly effective hedging relationship; (iii) derivatives that economically hedge embedded derivatives that do not qualify for hedge accounting because the changes in estimated fair value of the embedded derivatives are already recorded in net income; and (iv) written credit default swaps and interest rate swaps that are used to synthetically create investments and that do not qualify for hedge accounting because they do not involve a hedging relationship. For these nonqualified derivatives, changes in market factors can lead to the recognition of fair value changes on the statement of operations without an offsetting gain or loss recognized in earnings for the item being hedged.

                                    MLIC-79

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Derivatives (continued)

The Effects of Derivatives on the Consolidated Statements of Operations and
Comprehensive Income (Loss)

   The following table presents the consolidated financial statement location and amount of gain (loss) recognized on fair value, cash flow, nonqualifying hedging relationships and embedded derivatives:

                                                                       Year Ended December 31, 2020
                                                   --------------------------------------------------------------------
                                                                                                  Interest
                                                                 Net        Net                  Credited to
                                                      Net     Investment Derivative Policyholder Policyholder
                                                   Investment   Gains      Gains    Benefits and   Account
                                                     Income    (Losses)   (Losses)     Claims     Balances       OCI
                                                   ---------- ---------- ---------- ------------ ------------  ---------
                                                                         (In millions)
Gain (Loss) on Fair Value Hedges:
Interest rate derivatives:
Derivatives designated as hedging instruments (1).  $    (10)  $     --  $      --    $    360         $--          N/A
Hedged items......................................        12         --         --        (399)         --          N/A
Foreign currency exchange rate derivatives:
Derivatives designated as hedging instruments (1).       (45)        --         --          --          --          N/A
Hedged items......................................        43         --         --          --          --          N/A
                                                   ---------- ---------- ---------- ------------ ------------  ---------
  Subtotal........................................        --         --         --         (39)         --          N/A
Gain (Loss) on Cash Flow Hedges:
Interest rate derivatives: (1)
Amount of gains (losses) deferred in AOCI.........       N/A        N/A        N/A         N/A         N/A       $1,268
Amount of gains (losses) reclassified from AOCI
 into income......................................        36        121         --          --          --        (157)
Foreign currency exchange rate derivatives: (1)
Amount of gains (losses) deferred in AOCI.........       N/A        N/A        N/A         N/A         N/A        (124)
Amount of gains (losses) reclassified from AOCI
 into income......................................         3        768         --          --          --        (771)
Foreign currency transaction gains (losses) on
 hedged items.....................................        --       (680)        --          --          --           --
Credit derivatives: (1)
Amount of gains (losses) deferred in AOCI.........       N/A        N/A        N/A         N/A         N/A           --
Amount of gains (losses) reclassified from AOCI
 into income......................................        --         --         --          --          --           --
                                                    --------   --------  ---------    --------     --------    ---------
  Subtotal........................................        39        209         --          --          --          216
Gain (Loss) on Derivatives Not Designated or Not
 Qualifying as Hedging Instruments:
Interest rate derivatives (1).....................        (6)        --      1,999          --          --          N/A
Foreign currency exchange rate derivatives (1)....        --         --       (371)         --          --          N/A
Credit derivatives -- purchased (1)...............        --         --         (6)         --          --          N/A
Credit derivatives -- written (1).................        --         --        (78)         --          --          N/A
Equity derivatives (1)............................        (2)        --       (973)       (238)         --          N/A
Foreign currency transaction gains (losses) on
 hedged items.....................................        --         --         91          --          --          N/A
                                                    --------   --------  ---------    --------     --------    ---------
  Subtotal........................................        (8)        --        662        (238)         --          N/A
Earned income on derivatives......................       239         --        633         186       (152)           --
Embedded derivatives (2)..........................       N/A        N/A       (557)         --         N/A          N/A
                                                   ---------- ---------- ---------- ------------ ------------  ---------
  Total...........................................  $    270   $    209  $     738    $    (91)     $(152)     $    216
                                                   ========== ========== ========== ============ ============  =========

                                    MLIC-80

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Derivatives (continued)

                                                                       Year Ended December 31, 2019
                                                   -------------------------------------------------------------------
                                                                                                   Interest
                                                                 Net        Net                  Credited to
                                                      Net     Investment Derivative Policyholder Policyholder
                                                   Investment   Gains      Gains    Benefits and   Account
                                                     Income    (Losses)   (Losses)     Claims      Balances      OCI
                                                   ---------- ---------- ---------- ------------ ------------ --------
                                                                              (In millions)
Gain (Loss) on Fair Value Hedges:
Interest rate derivatives:
Derivatives designated as hedging instruments (1).  $     (2)  $     --   $     --    $    339     $      1        N/A
Hedged items......................................         4         --         --        (369)          --        N/A
Foreign currency exchange rate derivatives:
Derivatives designated as hedging instruments (1).       (54)        --         --          --           --        N/A
Hedged items......................................        54         --         --          --           --        N/A
                                                    --------   --------   --------    --------     --------   --------
  Subtotal........................................         2         --         --         (30)           1        N/A
Gain (Loss) on Cash Flow Hedges:
Interest rate derivatives: (1)
Amount of gains (losses) deferred in AOCI.........       N/A        N/A        N/A         N/A          N/A   $    605
Amount of gains (losses) reclassified from AOCI
 into income......................................        23          4         --          --           --        (27)
Foreign currency exchange rate derivatives: (1)
Amount of gains (losses) deferred in AOCI.........       N/A        N/A        N/A         N/A          N/A        (67)
Amount of gains (losses) reclassified from AOCI
 into income......................................        (3)       212         --          --           --       (209)
Foreign currency transaction gains (losses) on
 hedged items.....................................        --       (211)        --          --           --         --
Credit derivatives: (1)
Amount of gains (losses) deferred in AOCI.........       N/A        N/A        N/A         N/A          N/A         --
Amount of gains (losses) reclassified from AOCI
 into income......................................         1         --         --          --           --         (1)
                                                    --------   --------   --------    --------     --------   --------
  Subtotal........................................        21          5         --          --           --        301
Gain (Loss) on Derivatives Not Designated or Not
 Qualifying as Hedging Instruments:
Interest rate derivatives (1).....................        (3)        --        720          --           --        N/A
Foreign currency exchange rate derivatives (1)....        --         --        (49)         --           --        N/A
Credit derivatives -- purchased (1)...............        --         --        (25)         --           --        N/A
Credit derivatives -- written (1).................        --         --        172          --           --        N/A
Equity derivatives (1)............................        --         --       (944)       (150)          --        N/A
Foreign currency transaction gains (losses) on
 hedged items.....................................        --         --         (4)         --           --        N/A
                                                    --------   --------   --------    --------     --------   --------
  Subtotal........................................        (3)        --       (130)       (150)          --        N/A
Earned income on derivatives......................       270         --        272         135         (147)        --
Embedded derivatives (2)..........................       N/A        N/A       (430)         --          N/A        N/A
                                                    --------   --------   --------    --------     --------   --------
  Total...........................................  $    290   $      5   $   (288)   $    (45)    $   (146)  $    301
                                                    ========   ========   ========    ========     ========   ========

                                    MLIC-81

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Derivatives (continued)

                                                                       Year Ended December 31, 2018
                                                   -------------------------------------------------------------------
                                                                                                   Interest
                                                                 Net        Net                  Credited to
                                                      Net     Investment Derivative Policyholder Policyholder
                                                   Investment   Gains      Gains    Benefits and   Account
                                                     Income    (Losses)   (Losses)     Claims      Balances      OCI
                                                   ---------- ---------- ---------- ------------ ------------ --------
                                                                              (In millions)
Gain (Loss) on Fair Value Hedges:
Interest rate derivatives:
Derivatives designated as hedging instruments (1).  $     --   $     --   $   (220)   $    --      $     --        N/A
Hedged items......................................        --         --        226         --            --        N/A
Foreign currency exchange rate derivatives:
Derivatives designated as hedging instruments (1).        --         --         75         --            --        N/A
Hedged items......................................        --         --        (78)        --            --        N/A
                                                    --------   --------   --------    -------      --------   --------
  Subtotal........................................        --         --          3         --            --        N/A
Gain (Loss) on Cash Flow Hedges:
Interest rate derivatives: (1)
Amount of gains (losses) deferred in AOCI.........       N/A        N/A        N/A        N/A           N/A   $   (262)
Amount of gains (losses) reclassified from AOCI
 into income......................................        20         --         22         --            --        (42)
Foreign currency exchange rate derivatives: (1)
Amount of gains (losses) deferred in AOCI.........       N/A        N/A        N/A        N/A           N/A        180
Amount of gains (losses) reclassified from AOCI
 into income......................................        (3)        --       (469)        --            --        472
Foreign currency transaction gains (losses) on
 hedged items.....................................        --         --        475         --            --         --
Credit derivatives: (1)
Amount of gains (losses) deferred in AOCI.........       N/A        N/A        N/A        N/A           N/A         --
Amount of gains (losses) reclassified from AOCI
 into income......................................         1         --          1         --            --         (2)
                                                    --------   --------   --------    -------      --------   --------
  Subtotal........................................        18         --         29         --            --        346
Gain (Loss) on Derivatives Not Designated or Not
 Qualifying as Hedging Instruments:
Interest rate derivatives (1).....................         4         --       (340)        --            --        N/A
Foreign currency exchange rate derivatives (1)....        --         --        429         --            --        N/A
Credit derivatives -- purchased (1)...............        --         --          9         --            --        N/A
Credit derivatives -- written (1).................        --         --        (90)        --            --        N/A
Equity derivatives (1)............................         1         --        166         45            --        N/A
Foreign currency transaction gains (losses) on
 hedged items.....................................        --         --       (155)        --            --        N/A
                                                    --------   --------   --------    -------      --------   --------
  Subtotal........................................         5         --         19         45            --        N/A
Earned income on derivatives......................       371         --        339          8          (113)        --
Embedded derivatives (2)..........................       N/A        N/A        376         --           N/A        N/A
                                                    --------   --------   --------    -------      --------   --------
  Total...........................................  $    394   $     --   $    766    $    53      $   (113)  $    346
                                                    ========   ========   ========    =======      ========   ========
--------
(1)Excludes earned income on derivatives.

(2)The valuation of guaranteed minimum benefits includes a nonperformance risk adjustment. The amounts included in net derivative gains (losses) in connection with this adjustment were $7 million, ($16) million and
   $51 million for the years ended December 31, 2020, 2019 and 2018, respectively.

                                    MLIC-82

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Derivatives (continued)

Fair Value Hedges

   The Company designates and accounts for the following as fair value hedges when they have met the requirements of fair value hedging: (i) interest rate swaps to convert fixed rate assets and liabilities to floating rate assets and liabilities; and (ii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated assets and liabilities.

   The following table presents the balance sheet classification, carrying amount and cumulative fair value hedging adjustments for items designated and qualifying as hedged items in fair value hedges:

                                                             Cumulative Amount
                                                           of Fair Value Hedging
                                                                Adjustments
                                Carrying Amount of the   Included in the Carrying
                                        Hedged               Amount of Hedged
Balance Sheet Line Item          Assets/(Liabilities)    Assets/(Liabilities) (1)
------------------------------ ------------------------  ------------------------
                               December 31, December 31, December 31, December 31,
                                   2020         2019         2020         2019
                               ------------ ------------ ------------ ------------
                                                  (In millions)
Fixed maturity securities AFS.   $    461    $      404    $     (1)    $    (1)
Mortgage loans................   $    925    $    1,127    $     20     $     2
Future policy benefits........   $ (5,512)   $   (4,475)   $ (1,307)    $  (908)
-------------
(1)Includes ($1) million of hedging adjustments on discontinued hedging relationships at both December 31, 2020 and 2019.

  All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

Cash Flow Hedges

  The Company designates and accounts for the following as cash flow hedges when they have met the requirements of cash flow hedging: (i) interest rate swaps to convert floating rate assets and liabilities to fixed rate assets and liabilities; (ii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated assets and liabilities;
(iii) interest rate forwards and credit forwards to lock in the price to be paid for forward purchases of investments; and (iv) interest rate swaps and interest rate forwards to hedge the forecasted purchases of fixed rate investments.

  In certain instances, the Company discontinued cash flow hedge accounting because the forecasted transactions were no longer probable of occurring.
Because certain of the forecasted transactions also were not probable of occurring within two months of the anticipated date, the Company reclassified amounts from AOCI into income. These amounts were $45 million, $51 million, and
$0 for the years ended December 31, 2020, 2019 and 2018, respectively.

  At both the years ended December 31, 2020 and 2019, the maximum length of time over which the Company was hedging its exposure to variability in future cash flows for forecasted transactions did not exceed eight years.

  At December 31, 2020 and 2019, the balance in AOCI associated with cash flow hedges was $2.3 billion and $2.0 billion, respectively.

  All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

  At December 31, 2020, the Company expected to reclassify $11 million of deferred net gains (losses) on derivatives in AOCI, to earnings within the next
12 months.

Credit Derivatives

   In connection with synthetically created credit investment transactions, the
Company writes credit default swaps for which it receives a premium to insure credit risk. Such credit derivatives are included within the effects of derivatives on the consolidated statements of operations and comprehensive income (loss) table. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the Company paying the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company's maximum amount at risk, assuming the value of all referenced credit obligations is zero, was $7.0 billion and $8.7 billion at December 31,

                                    MLIC-83

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Derivatives (continued)

2020 and 2019, respectively. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current estimated fair value of the credit default swaps. At December 31,
2020 and 2019, the Company would have received $126 million and $199 million, respectively, to terminate all of these contracts.

   The following table presents the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at:

                                                                          December 31,
                                          -----------------------------------------------------------------------------
                                                           2020                                   2019
                                          -------------------------------------- --------------------------------------
                                                        Maximum                                Maximum
                                          Estimated      Amount                  Estimated      Amount
                                          Fair Value   of Future      Weighted   Fair Value   of Future      Weighted
                                          of Credit  Payments under   Average    of Credit  Payments under   Average
Rating Agency Designation of Referenced    Default   Credit Default   Years to    Default   Credit Default   Years to
Credit Obligations (1)                      Swaps        Swaps      Maturity (2)   Swaps        Swaps      Maturity (2)
----------------------------------------- ---------- -------------- ------------ ---------- -------------- ------------
                                                                      (Dollars in millions)
Aaa/Aa/A
Single name credit default swaps (3).....  $     --   $         54         0.6     $     1   $         94         1.7
Credit default swaps referencing indices.        27          1,779         2.5          34          2,099         2.3
                                          ---------  -------------                --------  -------------
  Subtotal...............................        27          1,833         2.4          35          2,193         2.2
                                          ---------  -------------                --------  -------------
Baa
Single name credit default swaps (3).....         2            174         2.1           2            124         1.6
Credit default swaps referencing indices.        97          4,954         5.3         141          6,165         5.0
                                          ---------  -------------                --------  -------------
  Subtotal...............................        99          5,128         5.2         143          6,289         5.0
                                          ---------  -------------                --------  -------------
B
Single name credit default swaps (3).....        --             --          --          --             10         0.5
Credit default swaps referencing indices.        --             --          --          21            219         5.0
                                          ---------  -------------                --------  -------------
  Subtotal...............................        --             --          --          21            229         4.8
                                          ---------  -------------                --------  -------------
  Total..................................  $    126   $      6,961         4.5     $   199   $      8,711         4.3
                                          =========  =============                ========  =============
-------------
(1)The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody's Investors Service ("Moody's"), S&P and
   Fitch Ratings. If no rating is available from a rating agency, then an internally developed rating is used.

(2)The weighted average years to maturity of the credit default swaps is calculated based on weighted average gross notional amounts.

(3)Single name credit default swaps may be referenced to the credit of corporations, foreign governments, or municipals.

Credit Risk on Freestanding Derivatives

  The Company may be exposed to credit-related losses in the event of nonperformance by its counterparties to derivatives. Generally, the current credit exposure of the Company's derivatives is limited to the net positive estimated fair value of derivatives at the reporting date after taking into consideration the existence of master netting or similar agreements and any collateral received pursuant to such agreements.

  The Company manages its credit risk related to derivatives by entering into transactions with creditworthy counterparties and establishing and monitoring exposure limits. The Company's OTC-bilateral derivative transactions are governed by ISDA Master Agreements which provide for legally enforceable set-off and close-out netting of exposures to specific counterparties in the event of early termination of a transaction, which includes, but is not limited to, events of default and bankruptcy. In the event of an early termination, the
Company is permitted to set off receivables from the counterparty against payables to the same counterparty arising out of all included transactions. All of the Company's ISDA Master Agreements also include Credit Support Annex provisions which require both the pledging and accepting of collateral in connection with its OTC-bilateral derivatives.

                                    MLIC-84

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Derivatives (continued)

  The Company's OTC-cleared derivatives are effected through central clearing counterparties and its exchange-traded derivatives are effected through regulated exchanges. Such positions are marked to market and margined on a daily basis (both initial margin and variation margin), and the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivatives.

  See Note 9 for a description of the impact of credit risk on the valuation of derivatives.

  The estimated fair values of the Company's net derivative assets and net derivative liabilities after the application of master netting agreements and collateral were as follows at:

                                                                                                  December 31,
                                                                               --------------------------------------------------
                                                                                         2020                      2019
                                                                               ------------------------  ------------------------
Derivatives Subject to a Master Netting Arrangement or a Similar Arrangement      Assets    Liabilities     Assets    Liabilities
----------------------------------------------------------------------------   -----------  -----------  -----------  -----------
                                                                                                 (In millions)
Gross estimated fair value of derivatives:
OTC-bilateral (1).............................................................  $    9,244   $    2,192   $    7,974   $    2,035
OTC-cleared (1)...............................................................         139            6          191           53
Exchange-traded...............................................................          --           16           --            5
                                                                               -----------  -----------  -----------  -----------
 Total gross estimated fair value of derivatives presented on the
   consolidated balance sheets (1)............................................       9,383        2,214        8,165        2,093
Gross amounts not offset on the consolidated balance sheets:
Gross estimated fair value of derivatives: (2)
OTC-bilateral.................................................................      (1,996)      (1,996)      (1,915)     (1,915)
OTC-cleared...................................................................          (5)          (5)         (25)        (25)
Cash collateral: (3), (4)
OTC-bilateral.................................................................      (6,073)          --       (4,808)          --
OTC-cleared...................................................................         (98)          --         (165)          --
Securities collateral: (5)
OTC-bilateral.................................................................      (1,115)        (188)      (1,246)       (114)
OTC-cleared...................................................................          --           (1)          --         (28)
Exchange-traded...............................................................          --          (16)          --          (5)
                                                                               -----------  -----------  -----------  -----------
 Net amount after application of master netting agreements and collateral.....  $       96   $        8   $        6   $        6
                                                                               ===========  ===========  ===========  ===========
--------
(1)At December 31, 2020 and 2019, derivative assets included income (expense)
   accruals reported in accrued investment income or in other liabilities of
   $65 million and $85 million, respectively, and derivative liabilities included (income) expense accruals reported in accrued investment income or in other liabilities of ($47) million and ($9) million, respectively.

(2)Estimated fair value of derivatives is limited to the amount that is subject to set-off and includes income or expense accruals.

(3)Cash collateral received by the Company for OTC-bilateral and OTC-cleared derivatives, where the centralized clearinghouse treats variation margin as collateral, is included in cash and cash equivalents, short-term investments or in fixed maturity securities AFS, and the obligation to return it is included in payables for collateral under securities loaned and other transactions on the balance sheet.

(4)The receivable for the return of cash collateral provided by the Company is inclusive of initial margin on exchange-traded and OTC-cleared derivatives and is included in premiums, reinsurance and other receivables on the balance sheet. The amount of cash collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements. At December 31, 2020 and 2019, the Company received excess cash collateral of $175 million and $290 million, respectively, and provided no excess cash collateral for either period.

                                    MLIC-85

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Derivatives (continued)

(5)Securities collateral received by the Company is held in separate custodial accounts and is not recorded on the balance sheet. Subject to certain constraints, the Company is permitted by contract to sell or re-pledge this collateral, but at December 31, 2020, none of the collateral had been sold or re-pledged. Securities collateral pledged by the Company is reported in fixed maturity securities AFS on the balance sheet. Subject to certain constraints, the counterparties are permitted by contract to sell or re-pledge this collateral. The amount of securities collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements and cash collateral. At December 31, 2020 and 2019, the Company received excess securities collateral with an estimated fair value of $150 million and $97 million, respectively, for its
   OTC-bilateral derivatives, which are not included in the table above due to the foregoing limitation. At December 31, 2020 and 2019, the Company provided excess securities collateral with an estimated fair value of
   $185 million and $48 million, respectively, for its OTC-bilateral derivatives, $1.4 billion and $462 million, respectively, for its
   OTC-cleared derivatives, and $188 million and $90 million, respectively, for its exchange-traded derivatives, which are not included in the table above due to the foregoing limitation.

  The Company's collateral arrangements for its OTC-bilateral derivatives generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the collateral amount owed by that counterparty reaches a minimum transfer amount.
All of the Company's netting agreements for derivatives contain provisions that require both Metropolitan Life Insurance Company and the counterparty to maintain a specific investment grade financial strength or credit rating from each of Moody's and S&P. If a party's financial strength or credit rating were to fall below that specific investment grade financial strength or credit rating, that party would be in violation of these provisions, and the other party to the derivatives could terminate the transactions and demand immediate settlement and payment based on such party's reasonable valuation of the derivatives.

  The following table presents the estimated fair value of the Company's
OTC-bilateral derivatives that were in a net liability position after considering the effect of netting agreements, together with the estimated fair value and balance sheet location of the collateral pledged.

                                                                                  December 31,
                                                        -----------------------------------------------------------------
                                                                      2020                             2019
                                                        -------------------------------- --------------------------------
                                                        Derivatives Derivatives          Derivatives Derivatives
                                                        Subject to  Not Subject          Subject to  Not Subject
                                                         Financial  to Financial          Financial  to Financial
                                                         Strength-   Strength-            Strength-   Strength-
                                                        Contingent   Contingent          Contingent   Contingent
                                                        Provisions   Provisions   Total  Provisions   Provisions   Total
                                                        ----------- ------------ ------- ----------- ------------ -------
                                                                                  (In millions)
Estimated fair value of derivatives in a net liability
 position (1)..........................................  $    196      $   --    $   196  $    120      $   --    $   120
Estimated fair value of collateral provided:
Fixed maturity securities AFS..........................  $    239      $   --    $   239  $    135      $   --    $   135
-------------
(1)After taking into consideration the existence of netting agreements.

Embedded Derivatives

  The Company issues certain products or purchases certain investments that contain embedded derivatives that are required to be separated from their host contracts and accounted for as freestanding derivatives.

                                    MLIC-86

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Derivatives (continued)

   The following table presents the estimated fair value and balance sheet location of the Company's embedded derivatives that have been separated from their host contracts at:

                                                                                    December 31,
                                                                               ----------------------
                                                   Balance Sheet Location         2020       2019
                                                ------------------------------ ---------- -----------
                                                                                   (In millions)
Embedded derivatives within liability host
 contracts:
Direct guaranteed minimum benefits............. Policyholder account balances.  $     488   $     175
Assumed guaranteed minimum benefits............ Policyholder account balances.          5           3
Funds withheld on ceded reinsurance (including
 affiliated)................................... Other liabilities.............      1,428       1,017
Fixed annuities with equity indexed returns.... Policyholder account balances.        139         130
Other guarantees............................... Policyholder account balances.          1          --
                                                                               ---------- -----------
  Embedded derivatives within liability host contracts......................    $   2,061   $   1,325
                                                                               ========== ===========

9. Fair Value

   When developing estimated fair values, the Company considers three broad valuation approaches: (i) the market approach, (ii) the income approach, and
(iii) the cost approach. The Company determines the most appropriate valuation approach to use, given what is being measured and the availability of sufficient inputs, giving priority to observable inputs. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the significant input with the lowest level in its valuation. The input levels are as follows:

Level 1  Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities AFS.

Level 2  Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. These inputs can include quoted prices for similar assets or liabilities other than quoted prices in Level 1, quoted prices in markets that are not active, or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3  Unobservable inputs that are supported by little or no market activity and are significant to the determination of estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability.

   Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The
Company's ability to sell securities, as well as the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.

   Considerable judgment is often required in interpreting the market data used to develop estimates of fair value, and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

                                    MLIC-87

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

Recurring Fair Value Measurements

   The assets and liabilities measured at estimated fair value on a recurring basis and their corresponding placement in the fair value hierarchy, including those items for which the Company has elected the FVO, are presented below at:

                                                                                    December 31, 2020
                                                          ---------------------------------------------------------------------
                                                                         Fair Value Hierarchy
                                                          ---------------------------------------------------
                                                                                                                   Total
                                                                                                                 Estimated
                                                              Level 1           Level 2          Level 3         Fair Value
                                                          ---------------- ----------------- ---------------- -----------------
                                                                                      (In millions)
Assets
Fixed maturity securities AFS:
U.S. corporate...........................................  $            --  $         53,717  $         6,692  $         60,409
Foreign corporate........................................               --            24,098            8,181            32,279
U.S. government and agency...............................           12,697            18,074               --            30,771
RMBS.....................................................               --            21,186            3,040            24,226
ABS......................................................               --            11,351            1,224            12,575
Municipals...............................................               --             8,983               --             8,983
CMBS.....................................................               --             6,628              201             6,829
Foreign government.......................................               --             5,263                5             5,268
                                                          ---------------- ----------------- ---------------- -----------------
  Total fixed maturity securities AFS....................           12,697           149,300           19,343           181,340
                                                          ---------------- ----------------- ---------------- -----------------
Short-term investments...................................            2,216               406                1             2,623
Residential mortgage loans -- FVO........................               --                --              165               165
Other investments........................................              431               270              565             1,266
Derivative assets: (1)
Interest rate............................................               --             6,816              489             7,305
Foreign currency exchange rate...........................               --             1,408               --             1,408
Credit...................................................               --               109               25               134
Equity market............................................               --               454               17               471
                                                          ---------------- ----------------- ---------------- -----------------
  Total derivative assets................................               --             8,787              531             9,318
                                                          ---------------- ----------------- ---------------- -----------------
Separate account assets (2)..............................           28,296            99,405              945           128,646
                                                          ---------------- ----------------- ---------------- -----------------
  Total assets (3).......................................  $        43,640  $        258,168  $        21,550  $        323,358
                                                          ================ ================= ================ =================
Liabilities
Derivative liabilities: (1)
Interest rate............................................               --                11               68                79
Foreign currency exchange rate...........................               --             1,683                2             1,685
Credit...................................................               --                 9               --                 9
Equity market............................................               16               463                9               488
                                                          ---------------- ----------------- ---------------- -----------------
  Total derivative liabilities...........................               16             2,166               79             2,261
                                                          ---------------- ----------------- ---------------- -----------------
Embedded derivatives within liability host contracts (4).               --                --            2,061             2,061
Separate account liabilities (2).........................               12                 8                6                26
                                                          ---------------- ----------------- ---------------- -----------------
  Total liabilities......................................  $            28  $          2,174  $         2,146  $          4,348
                                                          ================ ================= ================ =================

                                    MLIC-88

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

                                                                                    December 31, 2019
                                                          ---------------------------------------------------------------------
                                                                         Fair Value Hierarchy
                                                          ---------------------------------------------------
                                                                                                                   Total
                                                                                                                 Estimated
                                                              Level 1           Level 2          Level 3         Fair Value
                                                          ---------------- ----------------- ---------------- -----------------
                                                                                      (In millions)
Assets
Fixed maturity securities AFS:
U.S. corporate...........................................  $            --  $         53,975  $         4,484  $         58,459
Foreign corporate........................................               --            25,403            4,898            30,301
U.S. government and agency...............................           11,484            17,764               --            29,248
RMBS.....................................................                3            20,158            2,612            22,773
ABS......................................................               --             9,459              742            10,201
Municipals...............................................               --             7,849                7             7,856
CMBS.....................................................               --             5,679               41             5,720
Foreign government.......................................               --             4,996               10             5,006
                                                          ---------------- ----------------- ---------------- -----------------
  Total fixed maturity securities AFS....................           11,487           145,283           12,794           169,564
                                                          ---------------- ----------------- ---------------- -----------------
Short-term investments...................................            1,077               789               17             1,883
Residential mortgage loans -- FVO........................               --                --              188               188
Other investments........................................              396                56              799             1,251
Derivative assets: (1)
Interest rate............................................               --             5,690               80             5,770
Foreign currency exchange rate...........................               --             1,642               --             1,642
Credit...................................................               --               172               32               204
Equity market............................................               --               439               25               464
                                                          ---------------- ----------------- ---------------- -----------------
  Total derivative assets................................               --             7,943              137             8,080
                                                          ---------------- ----------------- ---------------- -----------------
Separate account assets (2)..............................           22,753            94,192              922           117,867
                                                          ---------------- ----------------- ---------------- -----------------
  Total assets (3).......................................  $        35,713  $        248,263  $        14,857  $        298,833
                                                          ================ ================= ================ =================
Liabilities
Derivative liabilities: (1)
Interest rate............................................  $            --  $            167  $           191  $            358
Foreign currency exchange rate...........................               --             1,225               --             1,225
Credit...................................................               --                11                1                12
Equity market............................................                5               485               17               507
                                                          ---------------- ----------------- ---------------- -----------------
  Total derivative liabilities...........................                5             1,888              209             2,102
                                                          ---------------- ----------------- ---------------- -----------------
Embedded derivatives within liability host contracts (4).               --                --            1,325             1,325
Separate account liabilities (2).........................                1                14                7                22
                                                          ---------------- ----------------- ---------------- -----------------
  Total liabilities......................................  $             6  $          1,902  $         1,541  $          3,449
                                                          ================ ================= ================ =================
--------
(1)Derivative assets are presented within other invested assets on the consolidated balance sheets and derivative liabilities are presented within other liabilities on the consolidated balance sheets. The amounts are presented gross in the tables above to reflect the presentation on the consolidated balance sheets, but are presented net for purposes of the rollforward in the Fair Value Measurements Using Significant Unobservable
   Inputs (Level 3) tables.

(2)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets.
   Separate account liabilities presented in the tables above represent derivative liabilities.

(3)Total assets included in the fair value hierarchy exclude other limited partnership interests that are measured at estimated fair value using the net asset value ("NAV") per share (or its equivalent) practical expedient.
   At December 31, 2020 and 2019, the estimated fair value of such investments was $70 million and $90 million, respectively.

                                    MLIC-89

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

(4)Embedded derivatives within liability host contracts are presented within policyholder account balances and other liabilities on the consolidated balance sheets.

  The following describes the valuation methodologies used to measure assets and liabilities at fair value.

  Investments

   Securities, Short-term Investments and Other Investments

     When available, the estimated fair value of these financial instruments is based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management's judgment.

     When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies, giving priority to observable inputs. The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. When observable inputs are not available, the market standard valuation methodologies rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs can be based in large part on management's judgment or estimation and cannot be supported by reference to market activity. Even though these inputs are unobservable, management believes they are consistent with what other market participants would use when pricing such securities and are considered appropriate given the circumstances.

     The estimated fair value of short-term investments and other investments is determined on a basis consistent with the methodologies described herein for securities.

     The valuation approaches and key inputs for each category of assets or liabilities that are classified within Level 2 and Level 3 of the fair value hierarchy are presented below. The primary valuation approaches are the market approach, which considers recent prices from market transactions involving identical or similar assets or liabilities, and the income approach, which converts expected future amounts (e.g. cash flows) to a single current, discounted amount. The valuation

                                    MLIC-90

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

   of most instruments listed below is determined using independent pricing sources, matrix pricing, discounted cash flow methodologies or other similar techniques that use either observable market inputs or unobservable inputs.

-----------------------------------------------------------------------------------------
                           Level 2                                Level 3
Instrument            Observable Inputs                     Unobservable Inputs
-----------------------------------------------------------------------------------------
 Fixed maturity securities AFS
-----------------------------------------------------------------------------------------
  U.S. corporate and Foreign corporate securities
-----------------------------------------------------------------------------------------
            Valuation Approaches: Principally the  Valuation Approaches: Principally the
            market and income approaches.          market approach.
            Key Inputs:                            Key Inputs:
            . quoted prices in markets that are    .illiquidity premium
              not active
            . benchmark yields; spreads off        .delta spread adjustments to reflect
              benchmark yields; new issuances;      specific credit-related issues
              issuer ratings
            . trades of identical or comparable    .credit spreads
              securities; duration
            . privately-placed securities are
              valued using the additional key      . quoted prices in markets that are
              inputs:                                not active for identical or similar
            . market yield curve; call provisions    securities that are less liquid and
             . observable prices and spreads for     based on lower levels of trading
               similar public or private             activity than securities classified
               securities that incorporate the       in Level 2
               credit quality and industry sector  .independent non-binding broker
               of the issuer                        quotations
            . delta spread adjustments to reflect
              specific credit-related issues
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
  U.S. government and agency securities, Municipals and Foreign government securities
-----------------------------------------------------------------------------------------
            Valuation Approaches: Principally the  Valuation Approaches: Principally the
            market approach.                       market approach.
            Key Inputs:                            Key Inputs:
            .quoted prices in markets that are     .independent non-binding broker
             not active                             quotations
            .benchmark U.S. Treasury yield or      . quoted prices in markets that are
             other yields                            not active for identical or similar
                                                     securities that are less liquid and
            .the spread off the U.S. Treasury        based on lower levels of trading
             yield curve for the identical           activity than securities classified
             security                                in Level 2
            .issuer ratings and issuer spreads;    .credit spreads
             broker-dealer quotations
            .comparable securities that are
             actively traded
-----------------------------------------------------------------------------------------
  Structured Products
-----------------------------------------------------------------------------------------
            Valuation Approaches: Principally the  Valuation Approaches: Principally the
            market and income approaches.          market and income approaches.
            Key Inputs:                            Key Inputs:
            .quoted prices in markets that are     .credit spreads
             not active
            .spreads for actively traded           . quoted prices in markets that are
             securities; spreads off benchmark       not active for identical or similar
             yields                                  securities that are less liquid and
                                                     based on lower levels of trading
            .expected prepayment speeds and          activity than securities classified
             volumes                                 in Level 2
            .current and forecasted loss           .independent non-binding broker
             severity; ratings; geographic region   quotations
            .weighted average coupon and weighted  .credit ratings
             average maturity
            .average delinquency rates;
             debt-service coverage ratios
            .credit ratings
            .issuance-specific information,
             including, but not limited to:
             .collateral type; structure of the
              security; vintage of the loans
             .payment terms of the underlying
              assets
             .payment priority within the
              tranche; deal performance
-----------------------------------------------------------------------------------------
Short-term investments and Other investments
-----------------------------------------------------------------------------------------
            . Certain short-term investments and   . Certain short-term investments and
               other investments are of a similar     other investments are of a similar
               nature and class to the fixed          nature and class to the fixed
               maturity securities AFS described      maturity securities AFS described
               above; while certain other             above, while certain other
               investments are similar to equity      investments are similar to equity
               securities. The valuation              securities. The valuation
               approaches and observable inputs       approaches and unobservable inputs
               used in their valuation are also       used in their valuation are also
               similar to those described above.      similar to those described above.
               Other investments contain equity       Other investments contain equity
               securities valued using quoted         securities that use key
               prices in markets that are not         unobservable inputs such as credit
               considered active.                     ratings; issuance structures, in
                                                      addition to those described above
                                                      for fixed maturities AFS.
-----------------------------------------------------------------------------------------
  Residential mortgage loans -- FVO
-----------------------------------------------------------------------------------------
            .N/A                                     Valuation Approaches: Principally
                                                     the market approach.
                                                     Valuation Techniques and Key
                                                     Inputs: These investments are based
                                                     primarily on matrix pricing or
                                                     other similar techniques that
                                                     utilize inputs from mortgage
                                                     servicers that are unobservable or
                                                     cannot be derived principally from,
                                                     or corroborated by, observable
                                                     market data.
-----------------------------------------------------------------------------------------
Separate account assets and Separate account liabilities (1)
-----------------------------------------------------------------------------------------
  Mutual funds and hedge funds without readily determinable fair values as prices are not published publicly
-----------------------------------------------------------------------------------------
            Key Input:                             .N/A
            .quoted prices or reported NAV
             provided by the fund managers
-----------------------------------------------------------------------------------------
  Other limited partnership interests
-----------------------------------------------------------------------------------------
            .N/A                                     Valued giving consideration to the
                                                     underlying holdings of the
                                                     partnerships and adjusting, if
                                                     appropriate.
                                                   Key Inputs:
                                                   .liquidity; bid/ask spreads;
                                                    performance record of the fund
                                                    manager
                                                   .other relevant variables that may
                                                    impact the exit value of the
                                                    particular partnership interest
-           -----------------------------------------------------------------------------

                                    MLIC-91

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

--------

(1)Estimated fair value equals carrying value, based on the value of the underlying assets, including: mutual fund interests, fixed maturity securities, equity securities, derivatives, hedge funds, other limited partnership interests, short-term investments and cash and cash equivalents.
   Fixed maturity securities, equity securities, derivatives, short-term investments and cash and cash equivalents are similar in nature to the instruments described under "-- Securities, Short-term Investments and Other
   Investments" and "-- Derivatives -- Freestanding Derivatives."

  Derivatives

    The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives, or through the use of pricing models for OTC-bilateral and OTC-cleared derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that management believes are consistent with what other market participants would use when pricing such instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk, nonperformance risk, volatility, liquidity and changes in estimates and assumptions used in the pricing models.

    The significant inputs to the pricing models for most OTC-bilateral and
  OTC-cleared derivatives are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data.
  Certain OTC-bilateral and OTC-cleared derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and management believes they are consistent with what other market participants would use when pricing such instruments.

    Most inputs for OTC-bilateral and OTC-cleared derivatives are mid-market inputs but, in certain cases, liquidity adjustments are made when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

    The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all OTC-bilateral and OTC-cleared derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its OTC-bilateral and
  OTC-cleared derivatives using standard swap curves which may include a spread to the risk-free rate, depending upon specific collateral arrangements. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with similar collateral arrangements. As the Company and its significant derivative counterparties generally execute trades at such pricing levels and hold sufficient collateral, additional credit risk adjustments are not currently required in the valuation process. The
  Company's ability to consistently execute at such pricing levels is, in part, due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. An evaluation of the requirement to make additional credit risk adjustments is performed by the
  Company each reporting period.

  Freestanding Derivatives

   Level 2 Valuation Approaches and Key Inputs:

     This level includes all types of derivatives utilized by the Company with the exception of exchange-traded derivatives included within Level 1 and those derivatives with unobservable inputs as described in Level 3.

   Level 3 Valuation Approaches and Key Inputs:

    These valuation methodologies generally use the same inputs as described in the corresponding sections for Level 2 measurements of derivatives. However, these derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data.

                                    MLIC-92

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

    Freestanding derivatives are principally valued using the income approach.
  Valuations of non-option-based derivatives utilize present value techniques, whereas valuations of option-based derivatives utilize option pricing models.
  Key inputs are as follows:

-----------------------------------------------------------------------------------------------------------------------------
                                                                            Foreign Currency
              Instrument                         Interest Rate                Exchange Rate                Credit
-----------------------------------------------------------------------------------------------------------------------------
Inputs common to Level 2 and Level 3     swap yield curves               swap yield curves        swap yield curves
 by instrument type                      basis curves                    basis curves             credit curves
                                         interest rate volatility (1)    currency spot rates      recovery rates
                                                                         cross currency basis
                                                                          curves
------------------------------------------                               -                        -
Level 3                                  swap yield curves (2)           swap yield curves (2)    swap yield curves (2)
                                         basis curves (2)                basis curves (2)         credit curves (2)
                                         repurchase rates                cross currency basis     credit spreads
                                                                          curves (2)              repurchase rates
                                                                         currency correlation     independent non-binding
                                                                                                    broker quotations
-                                        -                               -                        -
----------------------------------------------------------------------

              Instrument                        Equity Market
----------------------------------------------------------------------
Inputs common to Level 2 and Level 3     swap yield curves
 by instrument type                      spot equity index levels
                                         dividend yield curves
                                         equity volatility (1)

-----------------------------------------
Level 3                                  dividend yield curves (2)
                                         equity volatility (1), (2)
                                         correlation between
                                           model inputs (1)

-

--------

(1)Option-based only.

(2)Extrapolation beyond the observable limits of the curve(s).

  Embedded Derivatives

    Embedded derivatives principally include certain direct and assumed variable annuity guarantees, annuity contracts, and investment risk within funds withheld related to certain reinsurance agreements. Embedded derivatives are recorded at estimated fair value with changes in estimated fair value reported in net income.

    The Company issues certain variable annuity products with guaranteed minimum benefits. GMWBs, GMABs and certain GMIBs contain embedded derivatives, which are measured at estimated fair value separately from the host variable annuity contract, with changes in estimated fair value reported in net derivative gains (losses). These embedded derivatives are classified within policyholder account balances on the consolidated balance sheets.

    The Company calculates the fair value of these embedded derivatives, which is estimated as the present value of projected future benefits minus the present value of projected future fees using actuarial and capital market assumptions including expectations concerning policyholder behavior. The calculation is based on in-force business, projecting future cash flows from the embedded derivative over multiple risk neutral stochastic scenarios using observable risk-free rates.

    Capital market assumptions, such as risk-free rates and implied volatilities, are based on market prices for publicly traded instruments to the extent that prices for such instruments are observable. Implied volatilities beyond the observable period are extrapolated based on observable implied volatilities and historical volatilities. Actuarial assumptions, including mortality, lapse, withdrawal and utilization, are unobservable and are reviewed at least annually based on actuarial studies of historical experience.

    The valuation of these guarantee liabilities includes nonperformance risk adjustments and adjustments for a risk margin related to non-capital market inputs. The nonperformance adjustment is determined by taking into consideration publicly available information relating to spreads in the secondary market for MetLife, Inc.'s debt, including related credit default swaps. These observable spreads are then adjusted, as necessary, to reflect the priority of these liabilities and the claims paying ability of the issuing insurance subsidiaries as compared to MetLife, Inc.

    Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins

                                    MLIC-93

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

  requires the use of significant management judgment, including assumptions of the amount and cost of capital needed to cover the guarantees. These guarantees may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates;
  changes in nonperformance risk; and variations in actuarial assumptions regarding policyholder behavior, mortality and risk margins related to non-capital market inputs, may result in significant fluctuations in the estimated fair value of the guarantees that could materially affect net income.

    The estimated fair value of the embedded derivatives within funds withheld related to certain ceded reinsurance is determined based on the change in estimated fair value of the underlying assets held by the Company in a reference portfolio backing the funds withheld liability. The estimated fair value of the underlying assets is determined as described in "-- Investments
  -- Securities, Short-term Investments and Other Investments." The estimated fair value of these embedded derivatives is included, along with their funds withheld hosts, in other liabilities on the consolidated balance sheets with changes in estimated fair value recorded in net derivative gains (losses).
  Changes in the credit spreads on the underlying assets, interest rates and market volatility may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

    The Company issues certain annuity contracts which allow the policyholder to participate in returns from equity indices. These equity indexed features are embedded derivatives which are measured at estimated fair value separately from the host fixed annuity contract, with changes in estimated fair value reported in net derivative gains (losses). These embedded derivatives are classified within policyholder account balances on the consolidated balance sheets.

    The estimated fair value of the embedded equity indexed derivatives, based on the present value of future equity returns to the policyholder using actuarial and present value assumptions including expectations concerning policyholder behavior, is calculated by the Company's actuarial department.
  The calculation is based on in-force business and uses standard capital market techniques, such as Black-Scholes, to calculate the value of the portion of the embedded derivative for which the terms are set. The portion of the embedded derivative covering the period beyond where terms are set is calculated as the present value of amounts expected to be spent to provide equity indexed returns in those periods. The valuation of these embedded derivatives also includes the establishment of a risk margin, as well as changes in nonperformance risk.

   Embedded Derivatives Within Asset and Liability Host Contracts

    Level 3 Valuation Approaches and Key Inputs:

      Direct and assumed guaranteed minimum benefits

         These embedded derivatives are principally valued using the income approach. Valuations are based on option pricing techniques, which utilize significant inputs that may include swap yield curves, currency exchange rates and implied volatilities. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include: the extrapolation beyond observable limits of the swap yield curves and implied volatilities, actuarial assumptions for policyholder behavior and mortality and the potential variability in policyholder behavior and mortality, nonperformance risk and cost of capital for purposes of calculating the risk margin.

      Embedded derivatives within funds withheld related to certain ceded reinsurance

         These embedded derivatives are principally valued using the income approach. The valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curves and the fair value of assets within the reference portfolio. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include the fair value of certain assets within the reference portfolio which are not observable in the market and cannot be derived principally from, or corroborated by, observable market data.

                                    MLIC-94

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

Transfers between Levels

   Overall, transfers between levels occur when there are changes in the observability of inputs and market activity.

  Transfers into or out of Level 3:

      Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency.
   Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.

  Assets and Liabilities Measured at Fair Value Using Significant Unobservable
  Inputs (Level 3)

    The following table presents certain quantitative information about the significant unobservable inputs used in the fair value measurement, and the sensitivity of the estimated fair value to changes in those inputs, for the more significant asset and liability classes measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at:

                                                                                          December 31, 2020
                                                                                     --------------------------
                                                                Significant                             Weighted
                                  Valuation Techniques      Unobservable Inputs           Range        Average (1)
                               --------------------------- -----------------------   --------------    -----------
Fixed maturity securities AFS (3)
U.S. corporate and foreign
 corporate.................... Matrix pricing              Offered quotes (4)          --   -    186       118
                               Market pricing              Quoted prices (4)           --   -    116        99
                               ------------------------------------------------------------------------------------
RMBS.......................... Market pricing              Quoted prices (4)           --   -    159        98
                               ------------------------------------------------------------------------------------
ABS........................... Market pricing              Quoted prices (4)           1    -    107       100
                               ------------------------------------------------------------------------------------
Derivatives
Interest rate................. Present value techniques    Swap yield (6)              92   -    184       149
                                                           Repurchase rates (8)       (12)  -     1        (6)

                               ------------------------------------------------------------------------------------
Foreign currency exchange      Present value
 rate.........................     techniques              Swap yield (6)             (31)  -    (13)      (20)
                               ------------------------------------------------------------------------------------
Credit........................ Present value
                                   techniques              Credit spreads (9)          96   -     99        98
                               Consensus pricing           Offered quotes (10)
                               ------------------------------------------------------------------------------------
Equity market................. Present value               Volatility (11)            21%   -    28%       28%
                                   techniques or
                                   option pricing
                                   models
                                                           Correlation (12)           10%   -    30%       10%
                               ------------------------------------------------------------------------------------
Embedded derivatives
Direct and assumed guaranteed  Option pricing              Mortality rates:
 minimum benefits.............     techniques
                                                               Ages 0 - 40           0.01%  -   0.12%     0.06%
                                                               Ages 41 - 60          0.05%  -   0.65%     0.30%
                                                               Ages 61 - 115         0.31%  -    100%     1.90%
                                                           Lapse rates:
                                                               Durations 1 - 10      0.25%  -    100%     6.86%
                                                               Durations 11 - 20     4.70%  -    100%     5.18%
                                                               Durations 21 - 116      2%   -    100%     5.18%
                                                           Utilization rates           0%   -    22%      0.17%
                                                           Withdrawal rates          0.25%  -    10%      3.98%
                                                           Long-term equity          16.66% -   22.21%    18.70%
                                                               volatilities
                                                           Nonperformance risk       0.04%  -   0.39%     0.40%
                                                               spread
                                                                                          December 31, 2019
                                                                                     ---------------------------
                                                                Significant                             Weighted
                                  Valuation Techniques      Unobservable Inputs           Range        Average (1)
                               --------------------------- -----------------------   --------------    -----------
Fixed maturity securities AFS (3)
U.S. corporate and foreign
 corporate.................... Matrix pricing              Offered quotes (4)          5    -    145       110
                               Market pricing              Quoted prices (4)           25   -    131       101
                               ------------------------------------------------------------------------------------
RMBS.......................... Market pricing              Quoted prices (4)           --   -    119       95
                               ------------------------------------------------------------------------------------
ABS........................... Market pricing              Quoted prices (4)           8    -    101       98
                               ------------------------------------------------------------------------------------
Derivatives
Interest rate................. Present value techniques    Swap yield (6)             190   -    251
                                                           Repurchase rates (8)       (6)   -     6

                               ------------------------------------------------------------------------------------
Foreign currency exchange      Present value
 rate.........................     techniques              Swap yield (6)             (22)  -    (5)
                               ------------------------------------------------------------------------------------
Credit........................ Present value
                                   techniques              Credit spreads (9)          96   -    100
                               Consensus pricing           Offered quotes (10)
                               ------------------------------------------------------------------------------------
Equity market................. Present value               Volatility (11)            14%   -    23%
                                   techniques or
                                   option pricing
                                   models
                                                           Correlation (12)           10%   -    30%
                               ------------------------------------------------------------------------------------
Embedded derivatives
Direct and assumed guaranteed  Option pricing              Mortality rates:
 minimum benefits.............     techniques
                                                               Ages 0 - 40           0.01%  -   0.18%
                                                               Ages 41 - 60          0.04%  -   0.57%
                                                               Ages 61 - 115         0.26%  -    100%
                                                           Lapse rates:
                                                               Durations 1 - 10      0.25%  -    100%
                                                               Durations 11 - 20       3%   -    100%
                                                               Durations 21 - 116      2%   -    100%
                                                           Utilization rates           0%   -    22%
                                                           Withdrawal rates          0.25%  -    10%
                                                           Long-term equity          16.24% -   21.65%
                                                               volatilities
                                                           Nonperformance risk       0.03%  -   0.43%
                                                               spread
                                                                                        Impact of
                                                                                     Increase in Input
                                                                Significant            on Estimated
                                  Valuation Techniques      Unobservable Inputs       Fair Value (2)
                               --------------------------- -----------------------   -----------------
Fixed maturity securities AFS (3)
U.S. corporate and foreign
 corporate.................... Matrix pricing              Offered quotes (4)           Increase
                               Market pricing              Quoted prices (4)            Increase
                               ------------------------------------------------------------------------
RMBS.......................... Market pricing              Quoted prices (4)          Increase (5)
                               ------------------------------------------------------------------------
ABS........................... Market pricing              Quoted prices (4)          Increase (5)
                               ------------------------------------------------------------------------
Derivatives
Interest rate................. Present value techniques    Swap yield (6)             Increase (7)
                                                           Repurchase rates (8)       Decrease (7)
                                                                                     ------------------
                               ------------------------------------------------------
Foreign currency exchange      Present value
 rate.........................     techniques              Swap yield (6)             Increase (7)
                               ------------------------------------------------------------------------
Credit........................ Present value
                                   techniques              Credit spreads (9)         Decrease (7)
                               Consensus pricing           Offered quotes (10)
                               ------------------------------------------------------------------------
Equity market................. Present value               Volatility (11)            Increase (7)
                                   techniques or
                                   option pricing
                                   models
                                                           Correlation (12)
                               ------------------------------------------------------------------------
Embedded derivatives
Direct and assumed guaranteed  Option pricing              Mortality rates:
 minimum benefits.............     techniques
                                                               Ages 0 - 40            Decrease (13)
                                                               Ages 41 - 60           Decrease (13)
                                                               Ages 61 - 115          Decrease (13)
                                                           Lapse rates:
                                                               Durations 1 - 10       Decrease (14)
                                                               Durations 11 - 20      Decrease (14)
                                                               Durations 21 - 116     Decrease (14)
                                                           Utilization rates          Increase (15)
                                                           Withdrawal rates             (16)
                                                           Long-term equity           Increase (17)
                                                               volatilities
                                                           Nonperformance risk        Decrease (18)
                                                               spread

--------

(1) The weighted average for fixed maturity securities AFS and derivatives is determined based on the estimated fair value of the securities and derivatives. The weighted average for embedded derivatives is determined based on a combination of account values and experience data.

                                    MLIC-95

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

(2) The impact of a decrease in input would have resulted in the opposite impact on estimated fair value. For embedded derivatives, changes to direct and assumed guaranteed minimum benefits are based on liability positions.

(3) Significant increases (decreases) in expected default rates in isolation would have resulted in substantially lower (higher) valuations.

(4) Range and weighted average are presented in accordance with the market convention for fixed maturity securities AFS of dollars per hundred dollars of par.

(5) Changes in the assumptions used for the probability of default would have been accompanied by a directionally similar change in the assumption used for the loss severity and a directionally opposite change in the assumptions used for prepayment rates.

(6) Ranges represent the rates across different yield curves and are presented in basis points. The swap yield curves are utilized among different types of derivatives to project cash flows, as well as to discount future cash flows to present value. Since this valuation methodology uses a range of inputs across a yield curve to value the derivative, presenting a range is more representative of the unobservable input used in the valuation.
(7) Changes in estimated fair value are based on long U.S. dollar net asset positions and will be inversely impacted for short U.S. dollar net asset positions.

(8) Ranges represent different repurchase rates utilized as components within the valuation methodology and are presented in basis points.

(9) Represents the risk quoted in basis points of a credit default event on the underlying instrument. Credit derivatives with significant unobservable inputs are primarily comprised of written credit default swaps.

(10)At both December 31, 2020 and 2019, independent non-binding broker quotations were used in the determination of less than 1% of the total net derivative estimated fair value.

(11)Ranges represent the underlying equity volatility quoted in percentage points. Since this valuation methodology uses a range of inputs across multiple volatility surfaces to value the derivative, presenting a range is more representative of the unobservable input used in the valuation.

(12)Ranges represent the different correlation factors utilized as components within the valuation methodology. Presenting a range of correlation factors is more representative of the unobservable input used in the valuation.
    Increases (decreases) in correlation in isolation will increase (decrease)
    the significance of the change in valuations.

(13)Mortality rates vary by age and by demographic characteristics such as gender. Mortality rate assumptions are based on company experience. A mortality improvement assumption is also applied. For any given contract, mortality rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(14)Base lapse rates are adjusted at the contract level based on a comparison of the actuarially calculated guaranteed values and the current policyholder account value, as well as other factors, such as the applicability of any surrender charges. A dynamic lapse function reduces the base lapse rate when the guaranteed amount is greater than the account value as in the money contracts are less likely to lapse. Lapse rates are also generally assumed to be lower in periods when a surrender charge applies. For any given contract, lapse rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(15)The utilization rate assumption estimates the percentage of contractholders with GMIBs or a lifetime withdrawal benefit who will elect to utilize the benefit upon becoming eligible. The rates may vary by the type of guarantee, the amount by which the guaranteed amount is greater than the account value, the contract's withdrawal history and by the age of the policyholder. For any given contract, utilization rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(16)The withdrawal rate represents the percentage of account balance that any given policyholder will elect to withdraw from the contract each year. The withdrawal rate assumption varies by age and duration of the contract, and also by other factors such as benefit type. For any given contract, withdrawal rates vary throughout the period over which cash flows

                                    MLIC-96

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

    are projected for purposes of valuing the embedded derivative. For GMWBs, any increase (decrease) in withdrawal rates results in an increase
    (decrease) in the estimated fair value of the guarantees. For GMABs and
    GMIBs, any increase (decrease) in withdrawal rates results in a decrease
    (increase) in the estimated fair value.

(17)Long-term equity volatilities represent equity volatility beyond the period for which observable equity volatilities are available. For any given contract, long-term equity volatility rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(18)Nonperformance risk spread varies by duration and by currency. For any given contract, multiple nonperformance risk spreads will apply, depending on the duration of the cash flow being discounted for purposes of valuing the embedded derivative.

  Generally, all other classes of assets and liabilities classified within
Level 3 that are not included in the preceding table use the same valuation techniques and significant unobservable inputs as previously described for
Level 3. The sensitivity of the estimated fair value to changes in the significant unobservable inputs for these other assets and liabilities is similar in nature to that described in the preceding table. The valuation techniques and significant unobservable inputs used in the fair value measurement for the more significant assets measured at estimated fair value on a nonrecurring basis and determined using significant unobservable inputs
(Level 3) are summarized in "-- Nonrecurring Fair Value Measurements."

  The following tables summarize the change of all assets (liabilities)
measured at estimated fair value on a recurring basis using significant unobservable inputs (Level 3):

                                         Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                         ----------------------------------------------------------------------
                                                    Fixed Maturity Securities AFS
                                         --------------------------------------------------------
                                                           Structured                   Foreign     Short-term
                                          Corporate (6)     Products      Municipals   Government   Investments
                                         --------------   ------------   -----------  -----------  ------------
                                                                   (In millions)
Balance, January 1, 2019................ $       7,101    $      3,541    $      --    $     10      $     25
Total realized/unrealized gains
 (losses) included in net income (loss)
 (1), (2)...............................           (41)             43           --          --            --
Total realized/unrealized gains
 (losses) included in AOCI..............           564              30           --          --            --
Purchases (3)...........................         2,335             703            7           1            17
Sales (3)...............................          (699)           (538)          --          (2)          (25)
Issuances (3)...........................            --              --           --          --            --
Settlements (3).........................            --              --           --          --            --
Transfers into Level 3 (4)..............           504              --           --           1            --
Transfers out of Level 3 (4)............          (382)           (384)          --          --            --
                                         -------------    ------------    ---------    --------      --------
Balance, December 31, 2019..............         9,382           3,395            7          10            17
Total realized/unrealized gains
 (losses) included in net income (loss)
 (1), (2)...............................           (91)             46           --          --            --
Total realized/unrealized gains
 (losses) included in AOCI..............           979              22           --          --            --
Purchases (3)...........................         3,018           1,670           --          --             1
Sales (3)...............................          (960)           (740)          --          (2)           (2)
Issuances (3)...........................            --              --           --          --            --
Settlements (3).........................            --              --           --          --            --
Transfers into Level 3 (4)..............         2,968             108           --          --            --
Transfers out of Level 3 (4)............          (423)            (36)          (7)         (3)          (15)
                                         -------------    ------------    ---------    --------      --------
Balance, December 31, 2020.............. $      14,873    $      4,465    $      --    $      5      $      1
                                         =============    ============    =========    ========      ========
Changes in unrealized gains (losses)
 included in net income (loss) for the
 instruments still held at December 31,
 2018: (5).............................. $          (5)   $         68    $      --    $     --      $     --
                                         =============    ============    =========    ========      ========
Changes in unrealized gains (losses)
 included in net income (loss) for the
 instruments still held at December 31,
 2019: (5).............................. $         (34)   $         42    $      --    $     --      $     --
                                         =============    ============    =========    ========      ========
Changes in unrealized gains (losses)
 included in net income (loss) for the
 instruments still held at
 December 31, 2020 (5).................. $         (53)   $         52    $      --    $     --      $     --
                                         =============    ============    =========    ========      ========
Changes in unrealized gains (losses)
 included in AOCI for the instruments
 still held at December 31, 2020: (5)... $         963    $         22    $      --    $     --      $     --
                                         =============    ============    =========    ========      ========
Gains (Losses) Data for the year ended
 December 31, 2018......................
Total realized/unrealized gains
 (losses) included in net income (loss)
 (1), (2)............................... $           2    $         79    $      --    $      1      $     --
Total realized/unrealized gains
 (losses) included in AOCI.............. $        (463)   $        (31)   $      --    $     (1)     $     --

                                    MLIC-97

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

                                                        Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                                        ----------------------------------------------------------------------
                                                        Residential                     Net        Net Embedded
                                                         Mortgage        Other      Derivatives    Derivatives      Separate
                                                        Loans - FVO   Investments       (7)            (8)        Accounts (9)
                                                        -----------   -----------   -----------   -------------   ------------
                                                                                 (In millions)
Balance, January 1, 2019............................... $      299    $      571    $     (192)   $        (704)   $      937
Total realized/unrealized gains (losses) included in
 net income (loss) (1), (2)............................          7            94           (36)            (429)            7
Total realized/unrealized gains (losses) included in
 AOCI..................................................         --            --           161               --            --
Purchases (3)..........................................         --           232             4               --           126
Sales (3)..............................................        (87)          (98)           --               --          (151)
Issuances (3)..........................................         --            --            (1)              --            (3)
Settlements (3)........................................        (31)           --            (8)            (192)            2
Transfers into Level 3 (4).............................         --            --            --               --            --
Transfers out of Level 3 (4)...........................         --            --            --               --            (3)
                                                        ----------    ----------    ----------    -------------    ----------
Balance, December 31, 2019.............................        188           799           (72)          (1,325)          915
Total realized/unrealized gains (losses) included in
 net income (loss) (1), (2)............................          9            73           176             (557)           --
Total realized/unrealized gains (losses) included in
 AOCI..................................................         --            --           772               --            --
Purchases (3)..........................................         --            33             4               --           184
Sales (3)..............................................        (13)         (147)           --               --          (153)
Issuances (3)..........................................         --            --            (2)              --            (4)
Settlements (3)........................................        (19)           --          (426)            (179)            1
Transfers into Level 3 (4).............................         --            --            --               --             1
Transfers out of Level 3 (4)...........................         --          (193)           --               --            (5)
                                                        ----------    ----------    ----------    -------------    ----------
Balance, December 31, 2020............................. $      165    $      565    $      452    $      (2,061)   $      939
                                                        ==========    ==========    ==========    =============    ==========
Changes in unrealized gains (losses) included in net
 income (loss) for the instruments still held at
 December 31, 2018: (5)................................ $      (15)   $        1    $       18    $         387    $       --
                                                        ==========    ==========    ==========    =============    ==========
Changes in unrealized gains (losses) included in net
 income (loss) for the instruments still held at
 December 31, 2019: (5)................................ $      (14)   $       86    $      (44)   $        (422)   $       --
                                                        ==========    ==========    ==========    =============    ==========
Changes in unrealized gains (losses) included in net
 income (loss) for the instruments still held at
 December 31, 2020: (5)................................ $        3    $       67    $      (76)   $        (565)   $       --
                                                        ==========    ==========    ==========    =============    ==========
Changes in unrealized gains (losses) included in AOCI
 for the instruments still held at December 31, 2020:
 (5)................................................... $       --    $       --    $      579    $          --    $       --
                                                        ==========    ==========    ==========    =============    ==========
Gains (Losses) Data for the year ended December 31,
 2018..................................................
Total realized/unrealized gains (losses) included in
 net income (loss) (1), (2)............................ $        7    $       (8)   $      (69)   $         376    $        7
Total realized/unrealized gains (losses) included in
 AOCI.................................................. $       --    $       --    $     (110)   $          --    $       --

--------

(1) Amortization of premium/accretion of discount is included within net investment income. Impairments charged to net income (loss) on securities are included in net investment gains (losses), while changes in estimated fair value of residential mortgage loans -- FVO are included in net investment income. Lapses associated with net embedded derivatives are included in net derivative gains (losses). Substantially all realized/unrealized gains (losses) included in net income (loss) for net derivatives and net embedded derivatives are reported in net derivative gains (losses).

(2) Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.

(3) Items purchased/issued and then sold/settled in the same period are excluded from the rollforward. Fees attributed to embedded derivatives are included in settlements.

(4) Items transferred into and then out of Level 3 in the same period are excluded from the rollforward.

(5) Changes in unrealized gains (losses) included in net income (loss) and included in AOCI relate to assets and liabilities still held at the end of the respective periods. Substantially all changes in unrealized gains
    (losses) included in net income (loss) for net derivatives and net embedded derivatives are reported in net derivative gains (losses).

(6) Comprised of U.S. and foreign corporate securities.

(7) Freestanding derivative assets and liabilities are presented net for purposes of the rollforward.

                                    MLIC-98

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

(8) Embedded derivative assets and liabilities are presented net for purposes of the rollforward.

(9) Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders within separate account liabilities. Therefore, such changes in estimated fair value are not recorded in net income (loss). For the purpose of this disclosure, these changes are presented within net investment gains (losses). Separate account assets and liabilities are presented net for the purposes of the rollforward.

  Fair Value Option

    The Company elects the FVO for certain residential mortgage loans that are managed on a total return basis. The following table presents information for residential mortgage loans which are accounted for under the FVO and were initially measured at fair value.

                                                                                              December 31,
                                                                                         ----------------------
                                                                                            2020        2019
                                                                                         ----------  ----------
                                                                                              (In millions)
Unpaid principal balance................................................................ $      172  $      209
Difference between estimated fair value and unpaid principal balance....................         (7)        (21)
                                                                                         ----------  ----------
Carrying value at estimated fair value.................................................. $      165  $      188
                                                                                         ==========  ==========
Loans in nonaccrual status.............................................................. $       45  $       47
Loans more than 90 days past due........................................................ $       27  $       18
Loans in nonaccrual status or more than 90 days past due, or both -- difference between
 aggregate estimated fair value and unpaid principal balance............................ $      (13) $      (19)

Nonrecurring Fair Value Measurements

  The following table presents information for assets measured at estimated fair value on a nonrecurring basis during the periods and still held at the reporting dates (for example, when there is evidence of impairment). The estimated fair values for these assets were determined using significant unobservable inputs (Level 3).

                                      At December 31,            Years Ended December 31,
                              -------------------------------- ----------------------------
                                 2020            2019             2020      2019     2018
                              ----------       ---------       ---------- -------- --------
                              Carrying Value After Measurement        Gains (Losses)
                              -------------------------------- ----------------------------
                                              (In millions)
     Mortgage loans, net (1). $    320         $    52         $    (110) $    (2) $    (2)
--------

(1)Estimated fair values for impaired mortgage loans are based on estimated fair value of the underlying collateral.

Fair Value of Financial Instruments Carried at Other Than Fair Value

  The following tables provide fair value information for financial instruments that are carried on the balance sheet at amounts other than fair value. These tables exclude the following financial instruments: cash and cash equivalents, accrued investment income, payables for collateral under securities loaned and other transactions, short-term debt and those short-term investments that are not securities, such as time deposits, and therefore are not included in the three-level hierarchy table disclosed in the "-- Recurring Fair Value
Measurements" section. The Company believes that due to the short-term nature of these excluded assets, which are primarily classified in Level 2, the estimated fair value approximates carrying value. All remaining balance sheet amounts excluded from the tables below are not considered financial instruments subject to this disclosure.

                                    MLIC-99

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

   The carrying values and estimated fair values for such financial instruments, and their corresponding placement in the fair value hierarchy, are summarized as follows at:

                                                            December 31, 2020
                                             ------------------------------------------------
                                                          Fair Value Hierarchy
                                                       ---------------------------
                                                                                     Total
                                             Carrying                              Estimated
                                              Value    Level 1  Level 2   Level 3  Fair Value
                                             --------- ------- --------- --------- ----------
                                                              (In millions)
Assets
Mortgage loans.............................. $  66,240 $    -- $      -- $  70,391 $  70,391
Policy loans................................ $   5,973 $    -- $      -- $   7,148 $   7,148
Other invested assets....................... $   2,849 $    -- $   2,586 $     167 $   2,753
Premiums, reinsurance and other receivables. $  13,173 $    -- $     363 $  13,274 $  13,637
Liabilities
Policyholder account balances............... $  78,059 $    -- $      -- $  82,982 $  82,982
Long-term debt.............................. $   1,615 $    -- $   2,018 $      -- $   2,018
Other liabilities........................... $  12,595 $    -- $     134 $  12,778 $  12,912
Separate account liabilities................ $  59,103 $    -- $  59,103 $      -- $  59,103

                                                            December 31, 2019
                                             ------------------------------------------------
                                                          Fair Value Hierarchy
                                                       ---------------------------
                                                                                     Total
                                                                                   Estimated
                                             Carrying                                 Fair
                                              Value    Level 1  Level 2   Level 3    Value
                                             --------- ------- --------- --------- ----------
                                                              (In millions)
Assets
Mortgage loans.............................. $  65,361 $    -- $      -- $  67,680 $  67,680
Policy loans................................ $   6,100 $    -- $     263 $   6,935 $   7,198
Other invested assets....................... $   2,964 $    -- $   2,708 $     158 $   2,866
Premiums, reinsurance and other receivables. $  14,042 $    -- $     367 $  14,488 $  14,855
Liabilities
Policyholder account balances............... $  73,693 $    -- $      -- $  75,885 $  75,885
Long-term debt.............................. $   1,543 $    -- $   1,888 $      -- $   1,888
Other liabilities........................... $  12,789 $    -- $     113 $  12,819 $  12,932
Separate account liabilities................ $  52,830 $    -- $  52,830 $      -- $  52,830

10. Leases

  The Company, as lessee, has entered into various lease and sublease agreements primarily for office space. The Company has operating leases with remaining lease terms of less than one year to 10 years. The remaining lease terms for the subleases are less than one year to eight years.

ROU Assets and Lease Liabilities

   ROU assets and lease liabilities for operating leases were:

                                     December 31, December 31,
                                         2020         2019
                                     ------------ ------------
                                           (In millions)
                  ROU assets........    $  718       $  819
                  Lease liabilities.    $  795       $  895

                                   MLIC-100

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Leases (continued)

Lease Costs

   The components of operating lease costs were as follows:

                                           For the Year Ended
                                            December 31,
                                           -----------------
                                            2020      2019
                                            ------   ------
                                            (In millions)
                     Operating lease cost. $  117    $  109
                     Variable lease cost..     15        20
                     Sublease income......    (89)      (80)
                                            ------   ------
                      Net lease cost...... $   43    $   49
                                            ======   ======

  Operating lease expense was $116 million for the year ended December 31,
2018. Non-cancelable sublease income was $66 million for the year ended
December 31, 2018.

Other Information

   Supplemental other information related to operating leases was as follows:

                                                                                       December 31, December 31,
                                                                                           2020         2019
                                                                                       ------------ ------------
                                                                                         (Dollars in millions)
Cash paid for amounts included in the measurement of lease liability - operating cash
  flows...............................................................................   $    125     $    110
ROU assets obtained in exchange for new lease liabilities.............................   $     --     $    152
Weighted-average remaining lease term.................................................    8 years      9 years
Weighted-average discount rate........................................................        4.0%         3.9%

Maturities of Lease Liabilities

   Maturities of operating lease liabilities were as follows:

                                                 December 31, 2020
                                                 -----------------
                                                   (In millions)
              2021..............................      $  129
              2022..............................         127
              2023..............................         115
              2024..............................         104
              2025..............................         105
              Thereafter........................         352
                                                      ------
               Total undiscounted cash flows....         932
              Less: interest....................         137
                                                      ------
               Present value of lease liability.      $  795
                                                      ======

  See Note 7 for information about the Company's investments in leased real estate and leveraged and direct financing leases.

                                   MLIC-101

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

11. Long-term and Short-term Debt

   Long-term and short-term debt outstanding, excluding debt relating to consolidated securitization entities, was as follows:

                                                                                     December 31,
                                                           -----------------------------------------------------------------

                      Interest Rates (1)                                 2020                             2019
                    ----------------------                 -------------------------------- --------------------------------

                                                                     Unamortized                      Unamortized
                                    Weighted                Face     Discount and  Carrying  Face     Discount and  Carrying
                        Range       Average   Maturity      Value   Issuance Costs  Value    Value   Issuance Costs  Value
                    -------------   -------- -----------   -------- -------------- -------- -------- -------------- --------
                                                                                     (In millions)
Surplus
 notes--affiliated. 7.38% -   7.38%  7.38%      2037       $    700    $   (8)     $    692 $    700    $   (9)     $    691
Surplus notes...... 7.80% -   7.88%  7.83%   2024 -   2025      400        (2)          398      400        (2)          398
Other notes........ 0.14% -   3.75%  2.89%   2021 -   2058      527        (3)          524      457        (3)          454
                                                           --------    -------     -------- --------    -------     --------
 Total long-term
  debt.............                                           1,627       (13)        1,614    1,557       (14)        1,543
                                                           --------    -------     -------- --------    -------     --------
Total short-term
 debt..............                                             120         --          120      128         --          128
                                                           --------    -------     -------- --------    -------     --------
  Total............                                        $  1,747    $  (13)     $  1,734 $  1,685    $  (14)     $  1,671
                                                           ========    =======     ======== ========    =======     ========
--------

(1)Range of interest rates and weighted average interest rates are for the year ended December 31, 2020.

  The aggregate maturities of long-term debt at December 31, 2020 for the next five years and thereafter are $50 million in 2021, $0 in 2022, $0 in 2023,
$496 million in 2024, $249 million in 2025 and $819 million thereafter.

  Unsecured senior debt which consists of senior notes and other notes rank highest in priority. Payments of interest and principal on Metropolitan Life
Insurance Company's surplus notes are subordinate to all other obligations and may be made only with the prior approval of the New York State Department of
Financial Services ("NYDFS").

Other Notes

  At December 31, 2020, MetLife Private Equity Holdings, LLC ("MPEH"), a
wholly-owned indirect investment subsidiary of Metropolitan Life Insurance
Company, was party to a credit agreement providing for $350 million of term loans and $75 million of a revolving loan (the "Credit Agreement"), which matures in November 2024. In December 2018, MPEH repaid $50 million of an initial borrowing of a $350 million term loan under the Credit Agreement. In
March 2020, MPEH borrowed $75 million on a revolving loan under the Credit
Agreement and repaid this loan in July 2020. Simultaneously, in July 2020, MPEH borrowed $50 million on the term loan under the Credit Agreement. MPEH has pledged invested assets to secure the loans; however, these loans are non-recourse to Metropolitan Life Insurance Company.

Short-term Debt

   Short-term debt with maturities of one year or less was as follows:

                                               December 31,
                                            ---------------------
                                               2020       2019
                                            ----------  --------
                                            (Dollars in millions)
                 Commercial paper.......... $      100  $     99
                 Short-term borrowings (1).         20        29
                                            ----------  --------
                 Total short-term debt..... $      120  $    128
                                            ==========  ========
                 Average daily balance..... $      125  $    128
                 Average days outstanding..    73 days   43 days
--------

(1) Represents short-term debt related to repurchase agreements, secured by assets consolidated by the Company.

   For the years ended December 31, 2020, 2019 and 2018, the weighted average interest rate on short-term debt was 1.51%, 2.74% and 3.03%, respectively.

                                   MLIC-102

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

11. Long-term and Short-term Debt (continued)

Interest Expense

     Interest expense included in other expenses was $99 million, $105 million and $108 million for the years ended December 31, 2020, 2019 and 2018, respectively. These amounts include $52 million of interest expense related to affiliated debt for each of the three years ended December 31, 2020, 2019 and 2018.

Credit Facility

     At December 31, 2020, MetLife, Inc. and MetLife Funding, Inc., a
  wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife
  Funding"), maintained a $3.0 billion unsecured revolving credit facility (the
  "Credit Facility"). When drawn upon, this facility bears interest at varying rates in accordance with the agreement.

     The Company's Credit Facility is used for general corporate purposes, to support the borrowers' commercial paper programs and for the issuance of letters of credit. Total fees associated with the Credit Facility were
  $7 million, $7 million and $6 million for the years ended December 31, 2020,
  2019 and 2018, respectively, and were included in other expenses.

     Information on the Credit Facility at December 31, 2020 was as follows:

                                                    Letters of Credit
                                       Maximum         Used by the      Letters of Credit                Unused
Borrower(s)      Expiration            Capacity        Company (1)    Used by Affiliates (1) Drawdowns Commitments
----------- ---------------------- ---------------- ----------------- ---------------------- --------- -----------
                                                                    (In millions)

  MetLife,
  Inc.
  and
  MetLife
  Funding,
  Inc...... December 2021 (2) (3)  $      3,000 (2)    $      413           $      50         $    --  $    2,537
--------

(1) MetLife, Inc. and MetLife Funding are severally liable for their respective obligations under the Credit Facility. MetLife Funding was not an applicant under letters of credit outstanding as of December 31, 2020 and is not responsible for any reimbursement obligations under such letters of credit.

(2) All borrowings under the Credit Facility must be repaid by December 20,
    2021, except that letters of credit outstanding upon termination may remain outstanding until December 20, 2022.

(3) On February 26, 2021, the Credit Facility was amended and restated to, among other things, extend the maturity date to February 2026. All borrowings under the amended and restated Credit Facility must be repaid by
    February 26, 2026, except that letters of credit outstanding upon termination may remain outstanding until February 26, 2027.

Debt and Facility Covenants

  Certain of the Company's debt instruments and the Credit Facility contain various administrative, reporting, legal and financial covenants. The Company believes it was in compliance with all applicable financial covenants at
December 31, 2020.

12. Equity

Stock-Based Compensation Plans

  The Company does not issue any awards payable in its common stock or options to purchase its common stock.

  An affiliate employs the personnel who conduct most of the Company's business. In accordance with a services agreement with that affiliate, the
Company bears a proportionate share of stock-based compensation expense for those employees. Stock-based compensation expense principally relates to Stock
Options, Performance Shares and Restricted Stock Units under the MetLife, Inc.
2005 Stock and Incentive Compensation Plan and the MetLife, Inc. 2015 Stock and
Incentive Compensation Plan, most of which MetLife, Inc. grants in the first quarter of each year.

  The Company's expense related to stock-based compensation included in other expenses was $44 million, $57 million and $35 million for the years ended
December 31, 2020, 2019 and 2018, respectively.

Statutory Equity and Income

  Metropolitan Life Insurance Company prepares statutory-basis financial statements in accordance with statutory accounting practices prescribed or permitted by the NYDFS. The National Association of Insurance Commissioners
("NAIC") has adopted the Codification of Statutory Accounting
Principles ("Statutory Codification"). Statutory Codification is intended to

                                   MLIC-103

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

12. Equity (continued)

standardize regulatory accounting and reporting to state insurance departments.
However, statutory accounting principles continue to be established by individual state laws and permitted practices. Modifications by the NYDFS may impact the effect of Statutory Codification on the statutory capital and surplus of Metropolitan Life Insurance Company.

  New York, the state of domicile of Metropolitan Life Insurance Company, imposes risk-based capital ("RBC") requirements that were developed by the
NAIC. Regulatory compliance is determined by a ratio of a company's total adjusted capital, calculated in the manner prescribed by the NAIC ("TAC"), with modifications by the state insurance department, to its authorized control level RBC, calculated in the manner prescribed by the NAIC ("ACL RBC"), based on the statutory-based filed financial statements. Companies below specific trigger levels or ratios are classified by their respective levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences is twice ACL RBC ("CAL RBC"). The CAL RBC ratios for Metropolitan Life Insurance Company were in excess of 350% at both
December 31, 2020 and 2019.

  Metropolitan Life Insurance Company's ancillary foreign insurance operations are regulated by applicable authorities of the jurisdictions in which each entity operates and are subject to minimum capital and solvency requirements in those jurisdictions before corrective action commences. The aggregate required capital and surplus of Metropolitan Life Insurance Company's foreign insurance operations was $422 million and the aggregate actual regulatory capital and surplus of such operations was $668 million as of the date of the most recent required capital adequacy calculation for each jurisdiction. The Company's foreign insurance operations exceeded the minimum capital and solvency requirements as of the date of the most recent fiscal year-end capital adequacy calculation for each jurisdiction.

  Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt and valuing securities on a different basis.

  In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by Metropolitan Life Insurance Company are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within three years. Further, statutory accounting principles do not give recognition to purchase accounting adjustments.

  New York has adopted certain prescribed accounting practices, primarily consisting of the continuous Commissioners' Annuity Reserve Valuation Method, which impacts deferred annuities, and the New York Special Considerations
Letter, which mandates certain assumptions in asset adequacy testing. The collective impact of these prescribed accounting practices decreased the statutory capital and surplus of Metropolitan Life Insurance Company by
$1.6 billion and $1.2 billion at December 31, 2020 and 2019, respectively, compared to what capital and surplus would have been had it been measured under
NAIC guidance.

  Statutory net income (loss) of Metropolitan Life Insurance Company, a New
York domiciled insurer, was $3.4 billion, $3.9 billion and $3.7 billion at
December 31, 2020, 2019 and 2018, respectively. Statutory capital and surplus was $11.3 billion and $10.9 billion at December 31, 2020 and 2019, respectively. All such amounts are derived from the statutory-basis financial statements as filed with the NYDFS.

Dividend Restrictions

  Under the New York State Insurance Law, Metropolitan Life Insurance Company
is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to MetLife, Inc. in any calendar year based on either of two standards. Under one standard, Metropolitan Life Insurance Company is permitted, without prior insurance regulatory clearance, to pay dividends out of earned surplus (defined as positive unassigned funds (surplus), excluding
85% of the change in net unrealized capital gains or losses (less capital gains tax), for the immediately preceding calendar year), in an amount up to the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year, or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains), not to exceed 30% of surplus to policyholders as of the end of the immediately preceding calendar year. In addition, under this standard,
Metropolitan Life Insurance Company may not, without prior insurance regulatory clearance, pay any dividends in any calendar year immediately

                                   MLIC-104

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

12. Equity (continued)

following a calendar year for which its net gain from operations, excluding realized capital gains, was negative. Under the second standard, if dividends are paid out of other than earned surplus, Metropolitan Life Insurance Company may, without prior insurance regulatory clearance, pay an amount up to the lesser of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year, or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). In addition, Metropolitan Life Insurance Company will be permitted to pay a dividend to MetLife, Inc. in excess of the amounts allowed under both standards only if it files notice of its intention to declare such a dividend and the amount thereof with the New York Superintendent of Financial
Services (the "Superintendent") and the Superintendent either approves the distribution of the dividend or does not disapprove the dividend within 30 days of its filing. Under the New York State Insurance Law, the Superintendent has
broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholder.

  Metropolitan Life Insurance Company paid $2.8 billion and $3.1 billion in dividends to MetLife, Inc. for the years ended December 31, 2020 and 2019, respectively, including amounts where regulatory approval was obtained as required. Under New York State Insurance Law, Metropolitan Life Insurance
Company has calculated that it may pay approximately $3.4 billion to MetLife,
Inc. without prior regulatory approval by the end of 2021.

                                   MLIC-105

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

12. Equity (continued)

Accumulated Other Comprehensive Income (Loss)

   Information regarding changes in the balances of each component of AOCI attributable to Metropolitan Life Insurance Company was as follows:

                           Unrealized                        Foreign       Defined
                        Investment Gains     Unrealized     Currency       Benefit
                        (Losses), Net of   Gains (Losses)  Translation      Plans
                       Related Offsets (1) on Derivatives   Adjustments   Adjustment       Total
                      -------------------- -------------- ------------- -------------  ------------
                                                      (In millions)
Balance at
 December 31, 2017...      $     6,351      $        906   $       (47)  $     (1,782)  $     5,428
OCI before
 reclassifications...           (6,326)              (82)          (20)            67        (6,361)
Deferred income
 tax benefit
 (expense)...........            1,381                19            --            (45)        1,355
                          ------------     -------------  ------------  -------------  ------------
 AOCI before
   reclassifications,
   net of income
   tax...............            1,406               843           (67)        (1,760)          422
Amounts
 reclassified from
 AOCI................                8               428            --             34           470
Deferred income
 tax benefit
 (expense)...........               (2)              (96)           --            (13)         (111)
                          ------------     -------------  ------------  -------------  ------------
 Amounts
   reclassified
   from AOCI, net
   of income tax.....                6               332            --             21           359
                          ------------     -------------  ------------  -------------  ------------
Cumulative effects
 of changes in
 accounting
 principles..........             (119)               --            --             --          (119)
Deferred income
 tax benefit
 (expense),
 cumulative
 effects of
 changes in
 accounting
 principles..........            1,222               207            (7)          (379)        1,043
                          ------------     -------------  ------------  -------------  ------------
 Cumulative
   effects of
   changes in
   accounting
   principles, net
   of income tax.....            1,103               207            (7)          (379)          924
                          ------------     -------------  ------------  -------------  ------------
Transfer to
 affiliate, net of
 tax (2).............               --                --            --          1,857         1,857
                          ------------     -------------  ------------  -------------  ------------
Balance at
 December 31, 2018...            2,515             1,382           (74)          (261)        3,562
OCI before
 reclassifications...            7,993               516           (32)          (167)        8,310
Deferred income
 tax benefit
 (expense)...........           (1,678)             (109)            9             35        (1,743)
                          ------------     -------------  ------------  -------------  ------------
 AOCI before
   reclassifications,
   net of income
   tax...............            8,830             1,789           (97)          (393)       10,129
Amounts
 reclassified from
 AOCI................               60              (237)           --             24          (153)
Deferred income
 tax benefit
 (expense)...........              (13)               50            --             (5)           32
                          ------------     -------------  ------------  -------------  ------------
 Amounts
   reclassified
   from AOCI, net
   of income tax.....               47              (187)           --             19          (121)
                          ------------     -------------  ------------  -------------  ------------
Cumulative effects
 of changes in
 accounting
 principles..........               (1)               22            --             --            21
Deferred income
 tax benefit
 (expense),
 cumulative
 effects of
 changes in
 accounting
 principles..........               --                (4)           --             --            (4)
                          ------------     -------------  ------------  -------------  ------------
 Cumulative
   effects of
   changes in
   accounting
   principles, net
   of income tax.....               (1)               18            --             --            17
                          ------------     -------------  ------------  -------------  ------------
Balance at
 December 31, 2019...            8,876             1,620           (97)          (374)       10,025
OCI before
 reclassifications...            1,852             1,144            54           (145)        2,905
Deferred income
 tax benefit
 (expense)...........             (391)             (240)          (10)            30          (611)
                          ------------     -------------  ------------  -------------  ------------
 AOCI before
   reclassifications,
   net of income
   tax...............           10,337             2,524           (53)          (489)       12,319
Amounts
 reclassified from
 AOCI................               59              (928)           --             37          (832)
Deferred income
 tax benefit
 (expense)...........              (12)              195            --             (8)          175
                          ------------     -------------  ------------  -------------  ------------
 Amounts
   reclassified
   from AOCI, net
   of income tax.....               47              (733)           --             29          (657)
                          ------------     -------------  ------------  -------------  ------------
Balance at
 December 31, 2020...      $    10,384      $      1,791   $      (53)   $      (460)   $    11,662
                          ============     =============  ============  =============  ============
--------

(1) See Note 7 for information on offsets to investments related to future policy benefits, DAC, VOBA and DSI, and the policyholder dividend obligation.

(2) See Note 14 for information on the transfer of a pension plan to an affiliate.

                                   MLIC-106

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

12. Equity (continued)

   Information regarding amounts reclassified out of each component of AOCI was as follows:

                                                                                                Consolidated Statements of
                                                           Years Ended December 31,                Operations Locations
                                                   ---------------------------------------     ------------------------------
                                                       2020          2019           2018
                                                   -----------   -----------   -------------
AOCI Components                                         Amounts Reclassified from AOCI
-------------------------------------------------  ---------------------------------------
                                                                (In millions)
Net unrealized investment gains (losses):
Net unrealized investment gains (losses)..........  $      (30)   $       17    $         89   Net investment gains (losses)
Net unrealized investment gains (losses)..........         (18)          (16)             18   Net investment income
Net unrealized investment gains (losses)..........         (11)          (61)           (115)  Net derivative gains (losses)
                                                   -----------   -----------   -------------
 Net unrealized investment gains (losses), before
   income tax.....................................         (59)          (60)             (8)
Income tax (expense) benefit......................          12            13               2
                                                   -----------   -----------   -------------
 Net unrealized investment gains (losses), net of
   income tax.....................................         (47)          (47)             (6)
                                                   -----------   -----------   -------------
Unrealized gains (losses) on derivatives - cash
 flow hedges:
Interest rate derivatives.........................          36            23              20   Net investment income
Interest rate derivatives.........................         121             4              --   Net investment gains (losses)
Interest rate derivatives.........................          --            --              22   Net derivative gains (losses)
Foreign currency exchange rate derivatives........           3            (3)             (3)  Net investment income
Foreign currency exchange rate derivatives........         768           212              --   Net investment gains (losses)
Foreign currency exchange rate derivatives........          --            --            (469)  Net derivative gains (losses)
Credit derivatives................................          --             1               1   Net investment income
Credit derivatives................................          --            --               1   Net derivative gains (losses)
                                                   -----------   -----------   -------------
 Gains (losses) on cash flow hedges, before
   income tax.....................................         928           237            (428)
Income tax (expense) benefit......................        (195)          (50)             96
                                                   -----------   -----------   -------------
 Gains (losses) on cash flow hedges, net of
   income tax.....................................         733           187            (332)
                                                   -----------   -----------   -------------
Defined benefit plans adjustment: (1)
Amortization of net actuarial gains (losses)......         (39)          (27)            (35)
Amortization of prior service (costs) credit......           2             3               1
                                                   -----------   -----------   -------------
 Amortization of defined benefit plan items,
   before income tax..............................         (37)          (24)            (34)
Income tax (expense) benefit......................           8             5              13
                                                   -----------   -----------   -------------
 Amortization of defined benefit plan items, net
   of income tax..................................         (29)          (19)            (21)
                                                   -----------   -----------   -------------
 Total reclassifications, net of income tax.......  $      657    $      121    $      (359)
                                                   ===========   ===========   =============
--------

(1)These AOCI components are included in the computation of net periodic benefit costs. See Note 14.

                                   MLIC-107

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

13. Other Revenues and Other Expenses

Other Revenues

   Information on other revenues, which primarily includes fees related to service contracts from customers, was as follows:

                                                       Years Ended December 31,
                                                      --------------------------
                                                        2020     2019     2018
                                                      -------- -------- --------
                                                            (In millions)
Prepaid legal plans.................................. $    371 $    329 $    286
Recordkeeping and administrative services (1)........      194      204      220
Administrative services-only contracts...............      218      210      205
Other revenue from service contracts from customers..       36       39       38
                                                      -------- -------- --------
Total revenues from service contracts from customers.      819      782      749
Other (2)............................................      842      791      837
                                                      -------- -------- --------
  Total other revenues............................... $  1,661 $  1,573 $  1,586
                                                      ======== ======== ========
--------

(1)Related to products and businesses no longer actively marketed by the
   Company.

(2)Primarily includes reinsurance ceded. See Note 5.

Other Expenses

   Information on other expenses was as follows:

                                                          Years Ended December 31,
                                                          ----------------------
                                                           2020     2019    2018
                                                          ------   ------  ------
                                                               (In millions)
General and administrative expenses (1).................. $2,285   $2,480  $2,458
Pension, postretirement and postemployment benefit costs.     33      107      66
Premium taxes, other taxes, and licenses & fees..........    399      274     366
Commissions and other variable expenses..................  1,842    1,814   1,757
Capitalization of DAC....................................    (51)     (43)    (34)
Amortization of DAC and VOBA.............................    406      239     470
Interest expense on debt.................................     99      105     108
                                                          ------   ------  ------
  Total other expenses................................... $5,013   $4,976  $5,191
                                                          ======   ======  ======
--------

(1)Includes ($104) million, ($165) million and ($6) million for the years ended
   December 31, 2020, 2019 and 2018, respectively, for the net change in cash surrender value of investments in certain life insurance policies, net of premiums paid.

Capitalization of DAC and Amortization of DAC and VOBA

  See Note 4 for additional information on DAC and VOBA including impacts of capitalization and amortization. See also Note 6 for a description of the DAC amortization impact associated with the closed block.

Expenses related to Debt

  See Note 11 for additional information on interest expense on debt.

Affiliated Expenses

  Commissions and other variable expenses, capitalization of DAC and amortization of DAC and VOBA include the impact of affiliated reinsurance transactions. See Notes 5, 11 and 18 for a discussion of affiliated expenses included in the table above.

                                   MLIC-108

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

14. Employee Benefit Plans

Pension and Other Postretirement Benefit Plans

   The Company sponsors a U.S. nonqualified defined benefit pension plan covering MetLife employees who meet specified eligibility requirements of the sponsor and its participating affiliates. Participating affiliates are allocated a proportionate share of net expense related to the plan. Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits that are primarily based upon years of credited service and final average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay, as well as interest credits, determined annually based upon the annual rate of interest on 30-year
U.S. Treasury securities, for each account balance. In September 2018, the nonqualified defined benefit pension plan was amended, effective January 1,
2023, to provide benefit accruals for all active participants under the cash balance formula and to cease future accruals under the traditional formula. The pension plan sponsored by the Company provides supplemental benefits in excess of limits applicable to a qualified plan which is sponsored by an affiliate.

   The Company also provides pension benefits for certain U.S. retired employees and postretirement medical and life insurance benefits for certain
non-U.S. retired employees.

  Obligations and Funded Status

                                                                              December 31,
                                                   -----------------------------------------------------------------
                                                                  2020                             2019
                                                   ---------------------------------  ------------------------------
                                                                          Other                           Other
                                                       Pension         Postretirement    Pension       Postretirement
                                                         Benefits        Benefits        Benefits        Benefits
                                                   ----------------  ---------------- -------------  ----------------
                                                                             (In millions)
Change in benefit obligations:
Benefit obligations at January 1,.................   $        1,210      $      20     $      1,080      $      19
Service costs.....................................               17             --               17             --
Interest costs....................................               40              1               46              1
Plan amendments...................................               --             --                3             --
Net actuarial (gains) losses (1)..................              143              2              162              2
Benefits paid.....................................              (67)            (1)             (98)            (2)
                                                   ----------------     ----------    -------------     ----------
 Benefit obligations at December 31,..............            1,343             22            1,210             20
                                                   ----------------     ----------    -------------     ----------
Change in plan assets:
Estimated fair value of plan assets at January 1,.               --             17               --             18
Employer contributions............................               67              1               98             --
Benefits paid.....................................              (67)            (1)             (98)            (2)
Foreign exchange impact...........................               --             --               --              1
                                                   ----------------     ----------    -------------     ----------
 Estimated fair value of plan assets at
   December 31,...................................               --             17               --             17
                                                   ----------------     ----------    -------------     ----------
 Over (under) funded status at December 31,.......   $       (1,343)     $      (5)    $     (1,210)     $      (3)
                                                   ================     ==========    =============     ==========
Amounts recognized on the consolidated balance
 sheets:
Other assets......................................   $           --      $       2     $         --      $       3
Other liabilities.................................           (1,343)            (7)          (1,210)            (6)
                                                   ----------------     ----------    -------------     ----------
 Net amount recognized............................   $       (1,343)     $      (5)    $     (1,210)     $      (3)
                                                   ================     ==========    =============     ==========
AOCI:
Net actuarial (gains) losses......................   $          598      $      (1)    $        494      $      (3)
Prior service costs (credit)......................              (14)            --              (16)            --
                                                   ----------------     ----------    -------------     ----------
 AOCI, before income tax..........................   $          584      $      (1)    $        478      $      (3)
                                                   ================     ==========    =============     ==========
 Accumulated benefit obligation...................   $        1,275            N/A     $      1,143            N/A
                                                   ================                   =============

                                   MLIC-109

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

14. Employee Benefit Plans (continued)

--------

(1) Significant sources of actuarial (gains) losses for pension and other postretirement benefits during 2020 included the impact of changes to the financial assumptions of $106 million and $2 million, respectively, demographic assumptions of $5 million and $0, respectively, and plan experience of $32 million and $0, respectively. Significant sources of actuarial (gains) losses for pension and other postretirement benefits during 2019 include the impact of changes to the financial assumptions of
    $137 million and $2 million, respectively, and plan experience of
    $25 million and $0, respectively.

   Information on pension plans and other postretirement benefit plans with
PBOs and/or accumulated benefit obligations ("ABO") or APBO in excess of plan assets was as follows:

                                                       December 31,
                               -------------------------------------------------------------------------------------------
                                      2020          2019               2020          2019        2020         2019
                                 ------------    ------------     ------------    ------------   ----         ----
                               PBO Exceeds Estimated Fair Value ABO Exceeds Estimated Fair Value APBO Exceeds Estimated
                                    of Plan Assets                   of Plan Assets              Fair Value of Plan Assets
                               -------------------------------- -------------------------------- -------------------------
                                                       (In millions)
Projected benefit obligations. $      1,343     $      1,210    $      1,343     $      1,210     N/A          N/A
Accumulated benefit
 obligations.................. $      1,275     $      1,143    $      1,275     $      1,143     N/A          N/A
Accumulated postretirement
 benefit obligations..........          N/A              N/A             N/A              N/A    $  7         $  6
Estimated fair value of plan
 assets.......................          N/A              N/A             N/A              N/A    $ --         $ --

                                   MLIC-110

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

14. Employee Benefit Plans (continued)

  Net Periodic Benefit Costs

      The components of net periodic benefit costs and other changes in plan assets and benefit obligations recognized in OCI were as follows:

                                                                     Years Ended December 31,
                                       -----------------------------------------------------------------------------------
                                                  2020                        2019                         2018
                                       --------------------------  --------------------------  ---------------------------
                                                       Other                       Other                        Other
                                        Pension     Postretirement  Pension     Postretirement  Pension      Postretirement
                                        Benefits      Benefits      Benefits      Benefits      Benefits       Benefits
                                       ---------  ---------------- ---------  ---------------- ----------  ----------------
                                                                          (In millions)
Net periodic benefit costs:
Service costs.........................   $    17     $        --     $    17         $--         $    123       $     4
Interest costs........................        40               1          46           1              290            41
Expected return on plan assets........        --              (1)         --          (1)            (394)          (54)
Amortization of net actuarial (gains)
 losses...............................        39              --          27          --              142           (26)
Amortization of prior service costs
 (credit).............................        (2)             --          (3)         --               (1)          (14)
Allocated to affiliates...............       (20)             --         (22)         --              (66)           19
                                       ---------   -------------   ---------       -----       ----------     ---------
  Total net periodic benefit costs
   (credit) (1).......................        74              --          65          --               94           (30)
                                       ---------   -------------   ---------       -----       ----------     ---------
Other changes in plan assets and
 benefit obligations recognized in
 OCI:
Net actuarial (gains) losses..........       143               2         161           3              (40)           (4)
Prior service costs (credit)..........        --              --           3          --              (20)           --
Amortization of net actuarial (gains)
 losses...............................       (39)             --         (27)         --              (35)           --
Amortization of prior service (costs)
 credit...............................         2              --           3          --                1            --
Transfer to affiliate (2).............        --              --          --          --           (2,389)           81
                                       ---------   -------------   ---------       -----       ----------     ---------
  Total recognized in OCI.............       106               2         140           3           (2,483)           77
                                       ---------   -------------   ---------       -----       ----------     ---------
  Total recognized in net periodic
   benefit costs and OCI..............   $   180     $         2     $   205         $ 3         $ (2,389)      $    47
                                       =========   =============   =========       =====       ==========     =========
--------

(1) Includes costs (credits) related to transferred plans of $65 million and
    ($49) million for pension benefits and other postretirement benefits, respectively, for the year ended December 31, 2018.

(2) Transfer to affiliate represents the transferred plans' book value as of
    September 30, 2018, net of the related 2018 other changes in plan assets and benefit obligations recognized in OCI.

                                   MLIC-111

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

14. Employee Benefit Plans (continued)

  Assumptions

      Assumptions used in determining benefit obligations were as follows:

                                              Pension Benefits   Other Postretirement Benefits
                                          -------------------- -------------------------------
December 31, 2020
Weighted average discount rate...........        2.65%                      2.25%
Weighted average interest crediting rate.        3.46%                       N/A
Rate of compensation increase............   2.50%  -  8.00%                  N/A
December 31, 2019
Weighted average discount rate...........        3.30%                      3.00%
Weighted average interest crediting rate.        3.99%                       N/A
Rate of compensation increase............   2.25%  -  8.50%                  N/A

     Assumptions used in determining net periodic benefit costs for the plans were as follows:

                                                             Pension Benefits   Other Postretirement Benefits
                                                         -------------------- -------------------------------
Year Ended December 31, 2020
Weighted average discount rate..........................        3.30%                      3.00%
Weighted average interest crediting rate................        3.38%                       N/A
Weighted average expected rate of return on plan assets.         N/A                       4.00%
Rate of compensation increase...........................   2.25%  -  8.50%                  N/A
Year Ended December 31, 2019
Weighted average discount rate..........................        4.35%                      3.75%
Weighted average interest crediting rate................        4.01%                       N/A
Weighted average expected rate of return on plan assets.         N/A                       4.00%
Rate of compensation increase...........................   2.25%  -  8.50%                  N/A
Year Ended December 31, 2018
Weighted average discount rate..........................        3.65%                      3.70%
Weighted average interest crediting rate................        4.13%                       N/A
Weighted average expected rate of return on plan assets.        5.75%                      5.11%
Rate of compensation increase...........................   2.25%  -  8.50%                  N/A

     The weighted average discount rate is determined annually based on the yield, measured on a yield to worst basis, of a hypothetical portfolio constructed of high quality debt instruments available on the measurement date, which would provide the necessary future cash flows to pay the aggregate PBO when due.

     The weighted average interest crediting rate is determined annually based on the plan selected rate, long-term financial forecasts of that rate and the demographics of the plan participants.

     Assets for the plans are held in a Life Insurance Funding Account
  ("LIFA"). A LIFA is used to pay premiums and receive experience credits on policies that provide life insurance benefits and survivor benefits to retirees of the plan. Interest is credited at a rate determined annually by
  MLIC, as insurer, in a manner consistent with its practices for determining such rates but that may not be less than three percent. We determine the expected rate of return on plan assets based upon historical experience and future expectations of the returns declared on the plan assets.

     The weighted average expected rate of return on plan assets for use in the plan valuation in 2021 is currently anticipated to be 4.00% for other postretirement benefits.

                                   MLIC-112

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

14. Employee Benefit Plans (continued)

     The assumed healthcare costs trend rates used in measuring the APBO and net periodic benefit costs were as follows:

                                                                            December 31,
                                                            ---------------------------------------------
                                                                     2020                   2019
                                                            ---------------------- ----------------------
                                                               Before   Age 65 and    Before   Age 65 and
                                                             Age 65      older      Age 65      older
                                                            --------- ------------ --------- ------------
Following year.............................................   6.4%        6.4%       6.5%        6.5%
Ultimate rate to which cost increase is assumed to decline.   4.0%        4.0%       4.0%        4.0%
Year in which the ultimate trend rate is reached...........   2040        2040       2040        2040

  Expected Future Contributions and Benefit Payments

     Benefit payments due under the nonqualified pension plans and other postretirement benefit plans are primarily funded from the Company's general assets as they become due under the provisions of the plans. The Company expects to make benefit payments of $74 million in 2021. No contributions are expected to be paid to the LIFA in 2021.

     Gross benefit payments for the next 10 years, which reflect expected future service where appropriate, are expected to be as follows:

                      Pension Benefits    Other Postretirement Benefits
                   ------------------- --------------------------------
                                      (In millions)
        2021......       $   72                      $  2
        2022......       $   69                      $  2
        2023......       $   77                      $  1
        2024......       $   77                      $  1
        2025......       $   73                      $  1
        2026-2030.       $  400                      $  6

Defined Contribution Plans

     The Company contributed to defined contribution plans $23 million,
  $26 million and $42 million for the years ended December 31, 2020, 2019 and
  2018, respectively.

15. Income Tax

   The provision for income tax was as follows:

                                                   Years Ended December 31,
                                                   ----------------------
                                                     2020     2019    2018
                                                   ------   ------  ------
                                                        (In millions)
      Current:
      U.S. federal................................ $  527   $  280  $  217
      U.S. state and local........................      3        1       9
      Non-U.S.....................................     (2)      26      91
                                                   ------   ------  ------
       Subtotal...................................    528      307     317
                                                   ------   ------  ------
      Deferred:
      U.S. federal................................    (18)    (148)    (88)
      Non-U.S.....................................     24      (11)    (56)
                                                   ------   ------  ------
       Subtotal...................................      6     (159)   (144)
                                                   ------   ------  ------
       Provision for income tax expense (benefit). $  534   $  148  $  173
                                                   ======   ======  ======

                                   MLIC-113

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

15. Income Tax (continued)

  The Company's income (loss) before income tax expense (benefit) was as follows:

                                    Years Ended December 31,
                                    -----------------------
                                     2020     2019    2018
                                    -------  ------- -------
                                         (In millions)
                    Income (loss):
                    U.S............  $3,984   $3,454  $1,202
                    Non-U.S........      94      106   3,107
                                    -------  ------- -------
                     Total.........  $4,078   $3,560  $4,309
                                    =======  ======= =======

  The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported was as follows:

                                                   Years Ended December 31,
                                                   ----------------------
                                                    2020     2019    2018
                                                   ------   ------  ------
                                                        (In millions)
      Tax provision at U.S. statutory rate........  $ 856    $ 748   $ 905
      Tax effect of:
      Dividend received deduction.................    (32)     (36)    (34)
      Tax-exempt income...........................    (26)     (40)    (13)
      Prior year tax (1)..........................     22     (173)   (175)
      Low income housing tax credits..............   (202)    (254)   (284)
      Other tax credits...........................    (37)     (43)    (77)
      Foreign tax rate differential...............    (13)      (7)     (8)
      Change in valuation allowance...............     (1)      (7)      1
      U.S. Tax Reform impact (2), (3).............     --       (6)   (139)
      Other, net..................................    (33)     (34)     (3)
                                                   ------   ------  ------
       Provision for income tax expense (benefit).  $ 534    $ 148   $ 173
                                                   ======   ======  ======
--------

(1) As discussed further below, prior year tax includes a non-cash benefit related to an uncertain tax position of $158 million and $168 million for the years ended December 31, 2019 and 2018, respectively.

(2) For the year ended December 31, 2019, U.S. Tax Reform impact includes a
    $6 million tax benefit related to the effect of sequestration on the alternative minimum tax credit.

(3) For the year ended December 31, 2018, U.S. Tax Reform impact includes a
    $139 million tax benefit related to the adjustment of deferred taxes due to the U.S. tax rate change. This excludes $12 million of tax provision at the
    U.S. statutory rate for a total tax reform benefit of $151 million.

  In December 2017, U.S. Tax Reform was signed into law. U.S. Tax Reform includes numerous changes in tax law, including a permanent reduction in the
U.S. federal corporate income tax rate from 35% to 21%, which took effect for taxable years beginning on or after January 1, 2018. U.S. Tax Reform moves the
United States from a worldwide tax system to a participation exemption system by providing corporations a 100% dividends received deduction for dividends distributed by a controlled foreign corporation. To transition to that new system, U.S. Tax Reform imposed a one-time deemed repatriation tax on unremitted earnings and profits at a rate of 8.0% for illiquid assets and 15.5%
for cash and cash equivalents.

  The Company recorded estimates of the impacts of U.S. Tax Reform in the period of enactment, the fourth quarter of 2017. In 2018, these estimates were updated in accordance with SAB 118. However, the impact of certain provisions of U.S. Tax Reform remains uncertain. For instance, many regulations under the new law have not been finalized or have only recently been finalized, including certain rules on international taxation. As a result, the Company continued to report additional revisions resulting from U.S. Tax Reform in 2019.

                                   MLIC-114

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

15. Income Tax (continued)

   The incremental financial statement impact related to U.S. Tax Reform was as follows:

                                                      Years Ended December 31,
                                                      -----------------------
                                                         2019        2018
                                                      ---------   ----------
                                                          (In millions)
   Income (loss) before provision for income tax.....  $     --    $     (58)
   Provision for income tax expense (benefit):
   Deferred tax revaluation..........................        (6)        (151)
                                                      ---------   ----------
    Total provision for income tax expense (benefit).        (6)        (151)
                                                      ---------   ----------
   Income (loss), net of income tax..................         6           93
                                                      ---------   ----------
   Increase to net equity from U.S. Tax Reform.......  $      6    $      93
                                                      =========   ==========

  In accordance with SAB 118, the Company recorded provisional amounts for certain items for which the income tax accounting was not complete. For these items, the Company recorded a reasonable estimate of the tax effects of U.S.
Tax Reform. The estimates were reported as provisional amounts during the measurement period, which did not exceed one year from the date of enactment of
U.S. Tax Reform. In 2018, the Company reflected adjustments to its provisional amounts upon obtaining, preparing, or analyzing additional information about facts and circumstances that existed as of the enactment date that, if known, would have affected the income tax effects initially reported as provisional amounts. While the SAB 118 provisional measurement period ended December 31,
2018, the Company continued to revise certain U.S. Tax Reform amounts in 2019.

   As of December 31, 2017, the following items were considered provisional estimates due to complexities and ambiguities in U.S. Tax Reform which resulted in incomplete accounting for the tax effects of these provisions. Further guidance, either legislative or interpretive, and analysis were completed and updates were made to complete the accounting for these items during the measurement period as of December 31, 2018 and subsequent to the measurement period as of December 31, 2019:

   .  Alternative Minimum Tax Credits - U.S. Tax Reform eliminates the corporate alternative minimum tax and allows for minimum tax credit carryforwards to be used to offset future regular tax or to be refunded
      50% each tax year beginning in 2018, with any remaining balance fully refunded in 2021. However, pursuant to the requirements of the Balanced
      Budget and Emergency Deficit Control Act of 1985, as amended, refund payments issued for corporations claiming refundable prior year alternative minimum tax credits are subject to a sequestration rate of
      6.2%. The application of this fee to refunds in future years is subject to further guidance. Additionally, the sequestration reduction rate in effect at the time is subject to uncertainty. For the year ended
      December 31, 2018, the Company determined that no additional adjustment was required. In early 2019, the Internal Revenue Service ("IRS") issued guidance indicating that for years beginning after December 31, 2017, refund payments and credit elect and refund offset transactions due to refundable alternative minimum tax credits will not be subject to the sequestration fee. Accordingly, to reflect this guidance the Company recorded a $6 million tax benefit in 2019.

   .  Tax Credit Partnerships - The reduction in the federal corporate income tax rate due to U.S. Tax Reform required adjustments for multiple investment portfolios, including tax credit partnerships and tax-advantaged leveraged leases. Certain tax credit partnership investments derive returns in part from income tax credits. The Company recognizes changes in tax attributes at the partnership level when reported by the investee in its financial information. The Company did not receive the necessary investee financial information to determine the impact of U.S. Tax Reform on the tax attributes of its tax credit partnership investments until the third quarter of 2018. Accordingly, prior to the third quarter of 2018, the Company applied prior law to these equity method investments in accordance with SAB 118. For the year ended December 31, 2018, after receiving additional investee information, a reduction in tax credit partnerships' equity method income of
      $46 million, net of income tax, was included in net investment income.
      The tax-advantaged leveraged lease portfolio is valued on an after-tax yield basis. In 2018, the Company received third party data that was used to complete a comprehensive review of its portfolio to determine the full and complete impact of U.S. Tax Reform on these investments. As a result of this review, a tax benefit of $126 million was recorded for the year ended December 31, 2018. No additional adjustment was required for the years ended December 31, 2020 and 2019.

                                   MLIC-115

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

15. Income Tax (continued)

   Deferred income tax represents the tax effect of the differences between the book and tax bases of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following at:

                                                        December 31,
                                                      ----------------
                                                        2020     2019
                                                      -------  -------
                                                        (In millions)
        Deferred income tax assets:
        Policyholder liabilities and receivables..... $ 1,475  $ 1,305
        Net operating loss carryforwards (1).........      80       82
        Employee benefits............................     540      486
        Tax credit carryforwards (2).................     876    1,161
        Litigation-related and government mandated...      96      119
        Other........................................     379      407
                                                      -------  -------
          Total gross deferred income tax assets.....   3,446    3,560
        Less: Valuation allowance....................      79       80
                                                      -------  -------
          Total net deferred income tax assets.......   3,367    3,480
                                                      -------  -------
        Deferred income tax liabilities:
        Investments, including derivatives...........   1,738    1,796
        Intangibles..................................      32       33
        DAC..........................................     400      500
        Net unrealized investment gains..............   3,177    2,719
                                                      -------  -------
          Total deferred income tax liabilities......   5,347    5,048
                                                      -------  -------
          Net deferred income tax asset (liability).. $(1,980) $(1,568)
                                                      =======  =======
--------

(1) The Company has recorded a deferred tax asset of $80 million primarily related to U.S. state net operating loss carryforwards and an offsetting valuation allowance for the year ended December 31, 2020. U.S. state net operating loss carryforwards will expire between 2021 and 2040, whereas others have an unlimited carryforward period.

(2) Tax credit carryforwards for the year ended December 31, 2020 primarily reflect general business credits expiring between 2037 and 2040 and are reduced by $93 million related to unrecognized tax benefits.

  The Company participates in a tax sharing agreement with MetLife, Inc., as described in Note 1. Pursuant to this tax sharing agreement, the amounts due to
(from) MetLife, Inc. included $183 million and ($43) million at
December 31, 2020 and 2019, respectively.

  The Company files income tax returns with the U.S. federal government and various U.S. state and local jurisdictions, as well as non-U.S. jurisdictions.
The Company is under continuous examination by the IRS and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction and subsidiary. The Company is no longer subject to U.S. federal, state, or local income tax examinations for years prior to 2010. For tax years 2007 through
2009, the Company has established adequate reserves for payment of tax liabilities resulting from the completed IRS audit of 2007-2009 which is expected to be settled in 2021.

  The Company filed refund claims in 2017 with the IRS for 2000 through 2002 to recover tax and interest predominantly related to the disallowance of certain foreign tax credits for which the Company received a statutory notice of deficiency in 2015 and paid the tax thereon. The disallowed foreign tax credits relate to certain non-U.S. investments held by MLIC in support of its life insurance business through a United Kingdom investment subsidiary that was structured as a joint venture until early 2009. In 2020, the Company received refunds from these claims filed in 2017, and as a result, the Company recorded a $28 million interest benefit ($22 million, net of tax) included in other expenses.

                                   MLIC-116

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

15. Income Tax (continued)

  For tax years 2000 through 2002 and tax years 2007 through 2009, the Company entered into binding agreements with the IRS in 2019 under which all remaining issues regarding the foreign tax credit matter noted above were resolved.
Accordingly, in 2019, the Company recorded a non-cash benefit to net income of
$226 million, net of tax, comprised of a $158 million tax benefit recorded in provision for income tax expense (benefit) and a $86 million interest benefit
($68 million, net of tax) included in other expenses. For tax years 2003 through 2006, the Company entered into binding agreements with the IRS in 2018 under which all remaining issues, including the foreign tax credit matter noted
above, were resolved. Accordingly, in 2018, the Company recorded a non-cash benefit to net income of $349 million, net of tax, comprised of a $168 million tax benefit recorded in provision for income tax expense (benefit) and a
$229 million interest benefit ($181 million, net of tax) included in other expenses.

   The Company's overall liability for unrecognized tax benefits may increase or decrease in the next 12 months. For example, U.S. federal tax legislation and regulation could impact unrecognized tax benefits. A reasonable estimate of the increase or decrease cannot be made at this time. However, the Company continues to believe that the ultimate resolution of the pending issues will not result in a material change to its consolidated financial statements, although the resolution of income tax matters could impact the Company's effective tax rate for a particular future period.

   A reconciliation of the beginning and ending amount of unrecognized tax benefits was as follows:

                                                                                Years Ended December 31,
                                                                                -----------------------
                                                                                2020    2019     2018
                                                                                ----   ------   ------
                                                                                   (In millions)
Balance at January 1,..........................................................  $33    $ 442    $ 890
Additions for tax positions of prior years.....................................    1       --        3
Reductions for tax positions of prior years (1)................................   --     (158)    (169)
Additions for tax positions of current year....................................    1        3        3
Settlements with tax authorities (2)...........................................   --     (254)    (285)
                                                                                ----   ------   ------
Balance at December 31,........................................................  $35    $  33    $ 442
                                                                                ====   ======   ======
Unrecognized tax benefits that, if recognized, would impact the effective rate.  $35    $  33    $ 442
                                                                                ====   ======   ======
--------

(1) The decreases in 2019 and 2018 are primarily related to non-cash benefits from tax audit settlements.

(2) The decreases in 2019 and 2018 are primarily related to the tax audit settlement, of which $251 million and $284 million, respectively, was reclassified to the current income tax payable account.

   The Company classifies interest accrued related to unrecognized tax benefits in interest expense, included within other expenses.

   Interest was as follows:

                                                                      Years Ended December 31,
                                                                      -----------------------
                                                                      2020    2019     2018
                                                                      ----   ------   ------
                                                                         (In millions)
Interest expense (benefit) recognized on the consolidated statements
  of operations (1)..................................................   $4    $(187)   $(457)

                                                                              December 31,
                                                                             ----------------
                                                                              2020     2019
                                                                             ------   ------
                                                                              (In millions)
Interest included in other liabilities on the consolidated balance
  sheets.............................................................         $  13    $   9
--------

(1) The decreases in 2019 and 2018 are primarily related to the tax audit settlement, of which $68 million and $184 million, respectively, was recorded in other expenses and $119 million and $273 million, respectively, was reclassified to the current income tax payable account.

                                   MLIC-117

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

16. Contingencies, Commitments and Guarantees

Contingencies

  Litigation

     The Company is a defendant in a large number of litigation matters.
  Putative or certified class action litigation and other litigation and claims and assessments against the Company, in addition to those discussed below and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, mortgage lending bank, employer, investor, investment advisor, broker-dealer, and taxpayer.

     The Company also receives and responds to subpoenas or other inquiries seeking a broad range of information from state regulators, including state insurance commissioners; state attorneys general or other state governmental authorities; federal regulators, including the U.S. Securities and Exchange
  Commission; federal governmental authorities, including congressional committees; and the Financial Industry Regulatory Authority, as well as from local and national regulators and government authorities in jurisdictions outside the United States where the Company conducts business. The issues involved in information requests and regulatory matters vary widely, but can include inquiries or investigations concerning the Company's compliance with applicable insurance and other laws and regulations. The Company cooperates in these inquiries.

     In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the
  United States permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the Company's actual experience in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

     It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. The Company establishes liabilities for litigation and regulatory loss contingencies when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated.
  Liabilities have been established for a number of the matters noted below. In certain circumstances where liabilities have been established there may be coverage under one or more corporate insurance policies, pursuant to which there may be an insurance recovery. Insurance recoveries are recognized as gains when any contingencies relating to the insurance claim have been resolved, which is the earlier of when the gains are realized or realizable.
  It is possible that some of the matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could not be reasonably estimated at December 31, 2020. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known to management, management does not believe any such charges are likely to have a material effect on the Company's financial position. Given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material effect on the
  Company's consolidated net income or cash flows in particular quarterly or annual periods.

  Matters as to Which an Estimate Can Be Made

     For some of the matters disclosed below, the Company is able to estimate a reasonably possible range of loss. For matters where a loss is believed to be reasonably possible, but not probable, the Company has not made an accrual.
  As of December 31, 2020, the Company estimates the aggregate range of reasonably possible losses in excess of amounts accrued for these matters to be $0 to $175 million.

  Matters as to Which an Estimate Cannot Be Made

     For other matters disclosed below, the Company is not currently able to estimate the reasonably possible loss or range of loss. The Company is often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions

                                   MLIC-118

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

16. Contingencies, Commitments and Guarantees (continued)

  or appeals, analysis by experts, and the progress of settlement negotiations.
  On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

   Asbestos-Related Claims

      Metropolitan Life Insurance Company is and has been a defendant in a large number of asbestos-related suits filed primarily in state courts.
   These suits principally allege that the plaintiff or plaintiffs suffered personal injury resulting from exposure to asbestos and seek both actual and punitive damages. Metropolitan Life Insurance Company has never engaged in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products nor has Metropolitan Life Insurance Company issued liability or workers' compensation insurance to companies in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products. The lawsuits principally have focused on allegations with respect to certain research, publication and other activities of one or more of Metropolitan Life Insurance Company's employees during the period from the 1920s through approximately the 1950s and allege that Metropolitan Life Insurance Company learned or should have learned of certain health risks posed by asbestos and, among other things, improperly publicized or failed to disclose those health risks. Metropolitan Life
   Insurance Company believes that it should not have legal liability in these cases. The outcome of most asbestos litigation matters, however, is uncertain and can be impacted by numerous variables, including differences in legal rulings in various jurisdictions, the nature of the alleged injury and factors unrelated to the ultimate legal merit of the claims asserted against Metropolitan Life Insurance Company. Metropolitan Life Insurance
   Company employs a number of resolution strategies to manage its asbestos loss exposure, including seeking resolution of pending litigation by judicial rulings and settling individual or groups of claims or lawsuits under appropriate circumstances.

      Claims asserted against Metropolitan Life Insurance Company have included negligence, intentional tort and conspiracy concerning the health risks associated with asbestos. Metropolitan Life Insurance Company's defenses
   (beyond denial of certain factual allegations) include that:
   (i) Metropolitan Life Insurance Company owed no duty to the plaintiffs -- it had no special relationship with the plaintiffs and did not manufacture, produce, distribute or sell the asbestos products that allegedly injured plaintiffs; (ii) plaintiffs did not rely on any actions of Metropolitan Life
   Insurance Company; (iii) Metropolitan Life Insurance Company's conduct was not the cause of the plaintiffs' injuries; (iv) plaintiffs' exposure occurred after the dangers of asbestos were known; and (v) the applicable time with respect to filing suit has expired. During the course of the litigation, certain trial courts have granted motions dismissing claims against Metropolitan Life Insurance Company, while other trial courts have denied Metropolitan Life Insurance Company's motions. There can be no assurance that Metropolitan Life Insurance Company will receive favorable decisions on motions in the future. While most cases brought to date have settled, Metropolitan Life Insurance Company intends to continue to defend aggressively against claims based on asbestos exposure, including defending claims at trials.

      The approximate total number of asbestos personal injury claims pending against Metropolitan Life Insurance Company as of the dates indicated, the approximate number of new claims during the years ended on those dates and the approximate total settlement payments made to resolve asbestos personal injury claims at or during those years are set forth in the following table:

                                                          December 31,
                                             --------------------------------------
                                                 2020         2019         2018
                                             ------------ ------------ ------------
                                             (In millions, except number of claims)
Asbestos personal injury claims at year end.       60,618       61,134       62,522
Number of new claims during the year........        2,496        3,187        3,359
Settlement payments during the year (1)..... $       52.9 $       49.4 $       51.4
-------------

(1) Settlement payments represent payments made by Metropolitan Life Insurance
    Company during the year in connection with settlements made in that year and in prior years. Amounts do not include Metropolitan Life Insurance
    Company's attorneys' fees and expenses.

                                   MLIC-119

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

16. Contingencies, Commitments and Guarantees (continued)

      The number of asbestos cases that may be brought, the aggregate amount of any liability that Metropolitan Life Insurance Company may incur, and the total amount paid in settlements in any given year are uncertain and may vary significantly from year to year.

      The ability of Metropolitan Life Insurance Company to estimate its ultimate asbestos exposure is subject to considerable uncertainty, and the conditions impacting its liability can be dynamic and subject to change. The availability of reliable data is limited and it is difficult to predict the numerous variables that can affect liability estimates, including the number of future claims, the cost to resolve claims, the disease mix and severity of disease in pending and future claims, the impact of the number of new claims filed in a particular jurisdiction and variations in the law in the jurisdictions in which claims are filed, the possible impact of tort reform efforts, the willingness of courts to allow plaintiffs to pursue claims against Metropolitan Life Insurance Company when exposure to asbestos took place after the dangers of asbestos exposure were well known, and the impact of any possible future adverse verdicts and their amounts.

      The ability to make estimates regarding ultimate asbestos exposure declines significantly as the estimates relate to years further in the future. In the Company's judgment, there is a future point after which losses cease to be probable and reasonably estimable. It is reasonably possible that the Company's total exposure to asbestos claims may be materially greater than the asbestos liability currently accrued and that future charges to income may be necessary. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material effect on the Company's financial position.

      The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for asbestos-related claims. Metropolitan Life Insurance Company's recorded asbestos liability is based on its estimation of the following elements, as informed by the facts presently known to it, its understanding of current law and its past experiences: (i) the probable and reasonably estimable liability for asbestos claims already asserted against Metropolitan Life
   Insurance Company, including claims settled but not yet paid; (ii) the probable and reasonably estimable liability for asbestos claims not yet asserted against Metropolitan Life Insurance Company, but which Metropolitan
   Life Insurance Company believes are reasonably probable of assertion; and
   (iii) the legal defense costs associated with the foregoing claims.
   Significant assumptions underlying Metropolitan Life Insurance Company's analysis of the adequacy of its recorded liability with respect to asbestos litigation include: (i) the number of future claims; (ii) the cost to resolve claims; and (iii) the cost to defend claims.

      Metropolitan Life Insurance Company reevaluates on a quarterly and annual basis its exposure from asbestos litigation, including studying its claims experience, reviewing external literature regarding asbestos claims experience in the United States, assessing relevant trends impacting asbestos liability and considering numerous variables that can affect its asbestos liability exposure on an overall or per claim basis. These variables include bankruptcies of other companies involved in asbestos litigation, legislative and judicial developments, the number of pending claims involving serious disease, the number of new claims filed against it and other defendants and the jurisdictions in which claims are pending.
   Based upon its regular reevaluation of its exposure from asbestos litigation, Metropolitan Life Insurance Company has updated its recorded liability for asbestos-related claims to $425 million at December 31, 2020.

   Julian & McKinney v. Metropolitan Life Insurance Company (S.D.N.Y., filed
   February 9, 2017)

      Plaintiffs filed this putative class and collective action on behalf of themselves and all current and former long-term disability ("LTD") claims specialists between February 2011 and the present for alleged wage and hour violations under the Fair Labor Standards Act, the New York Labor Law, and
   the Connecticut Minimum Wage Act. The suit alleges that Metropolitan Life
   Insurance Company improperly reclassified the plaintiffs and similarly situated LTD claims specialists from non-exempt to exempt from overtime pay in November 2013. As a result, they and members of the putative class were no longer eligible for overtime pay even though they allege they continued
   to work more than 40 hours per week. Plaintiffs seek unspecified compensatory and punitive damages, as well as other relief. On March 22,
   2018, the court conditionally certified the case as a collective action, requiring that notice be mailed to LTD claims specialists who worked for the
   Company from February 8, 2014 to the present. The Company intends to defend this action vigorously.

                                   MLIC-120

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

16. Contingencies, Commitments and Guarantees (continued)

   Total Asset Recovery Services, LLC. v. MetLife, Inc., et al. (Supreme Court
   of the State of New York, County of New York, filed December 27, 2017)

      Total Asset Recovery Services (the "Relator") brought an action under the qui tam provision of the New York False Claims Act (the "Act") on behalf of itself and the State of New York. The Relator originally filed this action under seal in 2010, and the complaint was unsealed on December 19, 2017. The
   Relator alleges that MetLife, Inc., Metropolitan Life Insurance Company, and several other insurance companies violated the Act by filing false unclaimed property reports with the State of New York from 1986 to 2017, to avoid having to escheat the proceeds of more than 25,000 life insurance policies, including policies for which the defendants escheated funds as part of their demutualizations in the late 1990s. The Relator seeks treble damages and other relief. On April 3, 2019, the court granted MetLife, Inc.'s and
   Metropolitan Life Insurance Company's motion to dismiss and dismissed the complaint in its entirety. The Relator filed an appeal with the Appellate
   Division of the New York State Supreme Court, First Department. On
   December 10, 2020, the Appellate Division reversed the court's order granting MetLife, Inc. and Metropolitan Life Insurance Company's motion to dismiss, remanded the case to the trial court, and permitted the Relator's counsel to file an amended complaint. On March 5, 2021, the Relator filed an amended complaint. The Company intends to defend the action vigorously.

   Matters Related to Group Annuity Benefits

      In 2018, the Company announced that it identified a material weakness in its internal control over financial reporting related to the practices and procedures for estimating reserves for certain group annuity benefits.
   Several regulators have made inquiries into this issue and it is possible that other jurisdictions may pursue similar investigations or inquiries. The
   Company is also exposed to lawsuits and could be exposed to additional legal actions relating to this issue. These may result in payments, including damages, fines, penalties, interest and other amounts assessed or awarded by courts or regulatory authorities under applicable escheat, tax, securities,
   Employee Retirement Income Security Act of 1974, or other laws or regulations. The Company could incur significant costs in connection with these actions.

   Insolvency Assessments

     Many jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers or those that may become impaired, insolvent or fail. These associations levy assessments, up to prescribed limits, on all member insurers in a particular jurisdiction on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. In addition, certain jurisdictions have government owned or controlled organizations providing life, health and property and casualty insurance to their citizens, whose activities could place additional stress on the adequacy of guaranty fund assessments. Many of these organizations have the power to levy assessments similar to those of the guaranty associations. Some jurisdictions permit member insurers to recover assessments paid through full or partial premium tax offsets.

     Assets and liabilities held for insolvency assessments were as follows:

                                                        December 31,
                                                  -------------------------
                                                      2020         2019
                                                  ------------ ------------
                                                        (In millions)
    Other Assets:
    Premium tax offset for future discounted and
     undiscounted assessments....................  $        36  $        38
    Premium tax offset currently available for
     paid assessments............................           34           39
                                                  ------------ ------------
     Total.......................................  $        70  $        77
                                                  ============ ============
    Other Liabilities:
    Insolvency assessments.......................  $        51  $        53
                                                  ============ ============

                                   MLIC-121

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

16. Contingencies, Commitments and Guarantees (continued)

Commitments

  Mortgage Loan Commitments

     The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $2.4 billion and $3.7 billion at December 31, 2020 and 2019, respectively.

  Commitments to Fund Partnership Investments, Bank Credit Facilities, Bridge
  Loans and Private Corporate Bond Investments

     The Company commits to fund partnership investments and to lend funds under bank credit facilities, bridge loans and private corporate bond investments. The amounts of these unfunded commitments were $4.3 billion and
  $4.6 billion at December 31, 2020 and 2019, respectively.

Guarantees

   In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties such that it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third-party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from less than $1 million to $339 million, with a cumulative maximum of
$465 million, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future.
Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees, or commitments.

   In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

   The Company's recorded liabilities were $3 million at both December 31, 2020 and 2019 for indemnities, guarantees and commitments.

17. Quarterly Results of Operations (Unaudited)

   The unaudited quarterly results of operations for 2020 and 2019 are summarized in the table below:

                                                                                     Three Months Ended
                                                                       ----------------------------------------------
                                                                       March 31,  June 30,  September 30, December 31,
                                                                       ---------  --------  ------------- ------------
                                                                                        (In millions)
2020
Total revenues........................................................ $  12,166  $  6,871    $  8,450      $  7,826
Total expenses........................................................ $   7,829  $  7,327    $  8,038      $  8,041
Net income (loss)..................................................... $   3,547  $   (285)   $    405      $   (123)
Less: Net income (loss) attributable to noncontrolling interests...... $      (2) $     --    $      1      $     (5)
Net income (loss) attributable to Metropolitan Life Insurance Company. $   3,549  $   (285)   $    404      $   (118)
2019
Total revenues........................................................ $   8,237  $  9,146    $ 10,810      $  8,056
Total expenses........................................................ $   7,729  $  7,923    $  9,238      $  7,799
Net income (loss)..................................................... $     508  $  1,067    $  1,339      $    498
Less: Net income (loss) attributable to noncontrolling interests...... $       1  $     --    $      1      $     (8)
Net income (loss) attributable to Metropolitan Life Insurance Company. $     507  $  1,067    $  1,338      $    506

                                   MLIC-122

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

18. Related Party Transactions

Service Agreements

   The Company has entered into various agreements with affiliates for services necessary to conduct its activities. Typical services provided under these agreements include personnel, policy administrative functions and distribution services. The bases for such charges are modified and adjusted by management when necessary or appropriate to reflect fairly and equitably the actual cost incurred by the Company and/or its affiliates. Expenses and fees incurred with affiliates related to these agreements, recorded in other expenses, were
$2.4 billion, $2.9 billion and $2.1 billion for the years ended December 31,
2020, 2019 and 2018, respectively. Total revenues received from affiliates related to these agreements were $40 million, $29 million and $135 million for the years ended December 31, 2020, 2019 and 2018, respectively.

   Prior to 2019, the Company also entered into agreements with affiliates to provide additional services necessary to conduct the affiliates' activities.
Typical services provided under these agreements included management, policy administrative functions, investment advice and distribution services. Expenses incurred by the Company related to these agreements, included in other expenses, were $1.1 billion for the year ended December 31, 2018, and were reimbursed to the Company by these affiliates.

   In 2018, the Company and the MetLife enterprise updated their shared facilities and services structure to more efficiently share enterprise assets and services. Effective as of October 1, 2018, the Company entered into new service agreements with its affiliates, which replaced existing agreements.
Under the new agreements, the Company will no longer be the primary provider of services to affiliates and will receive further services from affiliates to conduct its activities.

   The Company had net payables to affiliates, related to the items discussed above, of $198 million and $250 million at December 31, 2020 and 2019, respectively.

   See Notes 1, 5, 7, 11, 12 and 14 for additional information on related party transactions.

                                   MLIC-123

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                  Schedule I

                    Consolidated Summary of Investments --
                   Other Than Investments in Related Parties
                               December 31, 2020

                                 (In millions)

                                                                         Estimated      Amount at
                                                     Cost or             Fair           Which Shown on
                                                  Amortized Cost (1)     Value        Balance Sheet
Types of Investments                          ---------------------- ------------- --------------------
Fixed maturity securities AFS:
Bonds:
U.S. government and agency...................  $             24,620       $ 30,771 $             30,771
Public utilities.............................                 6,265          7,844                7,844
Municipals...................................                 6,888          8,983                8,983
Foreign government...........................                 4,322          5,268                5,268
All other corporate bonds....................                72,129         84,036               84,036
                                              ---------------------- ------------- --------------------
  Total bonds................................               114,224        136,902              136,902
Mortgage-backed and asset-backed securities..                41,511         43,630               43,630
Redeemable preferred stock...................                   688            808                  808
                                              ---------------------- ------------- --------------------
  Total fixed maturity securities AFS........               156,423        181,340              181,340
                                              ---------------------- ------------- --------------------
Mortgage loans...............................                66,922                              66,405
Policy loans.................................                 5,973                               5,973
Real estate and real estate joint ventures...                 7,460                               7,460
Real estate acquired in satisfaction of debt.                    18                                  18
Other limited partnership interests..........                 5,775                               5,775
Short-term investments.......................                 2,623                               2,623
Other invested assets........................                17,723                              17,723
                                              ----------------------               --------------------
  Total investments..........................  $            262,917                $            287,317
                                              ======================               ====================
--------
(1) Amortized cost for fixed maturity securities AFS, mortgage loans and short-term investments represents original cost reduced by repayments and adjusted for amortization of premium or accretion of discount; for real estate, cost represents original cost reduced by impairments and depreciation; for real estate joint ventures and other limited partnership interests, cost represents original cost reduced for impairments or original cost adjusted for equity in earnings and distributions.

                                   MLIC-124

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                 Schedule III
               Consolidated Supplementary Insurance Information
                          December 31, 2020 and 2019

                                 (In millions)

                            Future Policy Benefits,
                             Other Policy-Related
                     DAC         Balances and       Policyholder  Policyholder
                     and     Policyholder Dividend    Account      Dividends       Unearned        Unearned
Segment              VOBA         Obligation          Balances      Payable    Premiums (1), (2)  Revenue (1)
------------------ -------- ----------------------- ------------  ------------ ----------------- ------------
2020
U.S............... $    398        $         73,274   $   74,283      $     --      $        171     $     23
MetLife Holdings..    2,251                  70,845       22,383           397               150          157
Corporate & Other.       --                     201          (31)           --                --           --
                   -------- ----------------------- ------------  ------------ ----------------- ------------
  Total........... $  2,649        $        144,320   $   96,635      $    397      $        321     $    180
                   ======== ======================= ============  ============ ================= ============
2019
U.S............... $    405        $         69,687   $   69,394      $     --      $        216     $     24
MetLife Holdings..    3,048                  68,125       22,346           495               160          163
Corporate & Other.       --                     244          (32)           --                --           --
                   -------- ----------------------- ------------  ------------ ----------------- ------------
  Total........... $  3,453        $        138,056   $   91,708      $    495      $        376     $    187
                   ======== ======================= ============  ============ ================= ============
--------
(1) Amounts are included within the future policy benefits, other policy-related balances and policyholder dividend obligation column.

(2) Includes premiums received in advance.

                                   MLIC-125

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                 Schedule III
        Consolidated Supplementary Insurance Information -- (continued)

             For the Years Ended December 31, 2020, 2019 and 2018

                                 (In millions)

                                                      Policyholder    Amortization of
                                                      Benefits and        DAC and
                      Premiums and                     Claims and          VOBA
                     Universal Life        Net      Interest Credited   Charged to
                   and Investment-Type  Investment   to Policyholder       Other          Other
Segment            Product Policy Fees    Income     Account Balances    Expenses      Expenses (1)
------------------ ------------------- -----------  ----------------- --------------- -------------
2020
U.S...............     $        18,822 $     6,053     $       19,424    $         56    $    3,042
MetLife Holdings..               3,914       4,355              5,897             350         1,707
Corporate & Other.                   1        (158)                --              --           759
                   ------------------- -----------  ----------------- --------------- -------------
  Total...........     $        22,737 $    10,250     $       25,321    $        406    $    5,508
                   =================== ===========  ================= =============== =============
2019
U.S...............     $        19,547 $     6,481     $       20,906    $         55    $    2,904
MetLife Holdings..               4,097       4,579              5,769             184         1,900
Corporate & Other.                   1         (87)                --              --           971
                   ------------------- -----------  ----------------- --------------- -------------
  Total...........     $        23,645 $    10,973     $       26,675    $        239    $    5,775
                   =================== ===========  ================= =============== =============
2018
U.S...............     $        24,411 $     6,429     $       25,922    $         75    $    2,810
MetLife Holdings..               4,306       4,653              5,649             395         2,079
Corporate & Other.                  20        (163)                 5              --           917
                   ------------------- -----------  ----------------- --------------- -------------
  Total...........     $        28,737 $    10,919     $       31,576    $        470    $    5,806
                   =================== ===========  ================= =============== =============
----------
(1) Includes other expenses and policyholder dividends, excluding amortization of DAC and VOBA charged to other expenses.

                                   MLIC-126

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                  Schedule IV

                           Consolidated Reinsurance
                       December 31, 2020, 2019 and 2018

                             (Dollars in millions)

                                                                                    % Amount
                                                                                   Assumed
                              Gross Amount    Ceded       Assumed    Net Amount     to Net
                             ------------- ------------ ---------- ------------- -----------
2020
Life insurance in-force..... $   3,793,310 $    178,420 $  507,488 $   4,122,378        12.3%
                             ============= ============ ========== =============
Insurance premium
Life insurance (1).......... $      12,304 $        862 $      870 $      12,312         7.1%
Accident & health insurance.         8,517          127         39         8,429         0.5%
                             ------------- ------------ ---------- -------------
 Total insurance premium.... $      20,821 $        989 $      909 $      20,741         4.4%
                             ============= ============ ========== =============
2019
Life insurance in-force..... $   3,810,612 $    257,882 $  525,190 $   4,077,920        12.9%
                             ============= ============ ========== =============
Insurance premium
Life insurance (1).......... $      14,114 $        879 $      785 $      14,020         5.6%
Accident & health insurance.         7,690          128         26         7,588         0.3%
                             ------------- ------------ ---------- -------------
 Total insurance premium.... $      21,804 $      1,007 $      811 $      21,608         3.8%
                             ============= ============ ========== =============
2018
Life insurance in-force..... $   3,736,612 $    260,086 $  453,560 $   3,930,086        11.5%
                             ============= ============ ========== =============
Insurance premium
Life insurance (1).......... $      19,673 $        894 $      725 $      19,504         3.7%
Accident & health insurance.         7,210          128         27         7,109         0.4%
                             ------------- ------------ ---------- -------------
 Total insurance premium.... $      26,883 $      1,022 $      752 $      26,613         2.8%
                             ============= ============ ========== =============
--------
(1) Includes annuities with life contingencies.

   For the year ended December 31, 2020, reinsurance ceded and assumed included affiliated transactions for life insurance in-force of $14.0 billion and
$1.1 billion, respectively, and life insurance premiums of $113 million and
$8 million, respectively. For the year ended December 31, 2019, reinsurance ceded and assumed included affiliated transactions for life insurance in-force of $14.2 billion and $1.3 billion, respectively, and life insurance premiums of
$115 million and $9 million, respectively. For the year ended December 31,
2018, reinsurance ceded and assumed included affiliated transactions for life insurance in-force of $14.7 billion and $1.2 billion, respectively, and life insurance premiums of $117 million and $9 million, respectively.

                                   MLIC-127

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Module
Metropolitan Tower Life Insurance Company and Subsidiaries

Consolidated Financial Statements

As of December 31, 2020 and 2019 and for the Years Ended December 31, 2020,
2019 and 2018 and Independent Auditors' Report

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                         INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholder of
Metropolitan Tower Life Insurance Company:

We have audited the accompanying consolidated financial statements of
Metropolitan Tower Life Insurance Company and subsidiaries (a wholly-owned subsidiary of MetLife, Inc.) (the "Company") which comprise the consolidated balance sheets as of December 31, 2020 and 2019, and the related consolidated statements of operations, comprehensive income (loss), stockholder's equity, and cash flows for each of the three years in the period ended December 31,
2020, and the related notes to the consolidated financial statements.

Management's Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company's preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Metropolitan Tower
Life Insurance Company and subsidiaries as of December 31, 2020 and 2019, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2020, in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

As discussed in Note 1 to the consolidated financial statements, since the
Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity. Our opinion is not modified with respect to this matter.

/s/ DELOITTE & TOUCHE LLP

April 9, 2021

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                          Consolidated Balance Sheets
                          December 31, 2020 and 2019

                (In millions, except share and per share data)

                                                                                      2020        2019
                                                                                  ------------ ----------
Assets
Investments:
Fixed maturity securities available-for-sale, at estimated fair value (amortized
  cost: $21,315 and $14,978, respectively)....................................... $     23,725 $   16,337
Mortgage loans (net of allowance for credit loss of $24 and $11, respectively)...        4,620      3,088
Policy loans.....................................................................        1,713      1,763
Real estate and real estate joint ventures.......................................          329        447
Other limited partnership interests..............................................          539        365
Short-term investments, at estimated fair value..................................            7         23
Annuities funding structured settlement claims...................................        5,426      5,484
Other invested assets (includes $0 and $157, respectively, of leveraged leases)..          447        456
                                                                                  ------------ ----------
   Total investments.............................................................       36,806     27,963
Cash and cash equivalents, principally at estimated fair value...................          675        672
Accrued investment income........................................................          205        169
Premiums, reinsurance and other receivables......................................        4,162      3,950
Deferred policy acquisition costs and value of business acquired.................          397        485
Other assets.....................................................................          186        183
Separate account assets..........................................................        4,342      3,671
                                                                                  ------------ ----------
   Total assets.................................................................. $     46,773 $   37,093
                                                                                  ============ ==========
Liabilities and Stockholder's Equity
Liabilities
Future policy benefits........................................................... $     19,507 $   13,405
Policyholder account balances....................................................        9,529      8,232
Other policy-related balances....................................................        5,847      5,867
Policyholder dividends payable...................................................          105        113
Payables for collateral under securities loaned and other transactions...........        1,776      1,020
Long-term debt...................................................................          106        105
Current income tax payable.......................................................           11         19
Deferred income tax liability....................................................          274        236
Other liabilities................................................................        1,258      1,112
Separate account liabilities.....................................................        4,342      3,671
                                                                                  ------------ ----------
   Total liabilities.............................................................       42,755     33,780
                                                                                  ------------ ----------
Contingencies, Commitments and Guarantees (Note 13)
Stockholder's Equity
Common stock, par value $2,000 per share; 4,000 shares authorized; 1,000 shares
  issued and outstanding.........................................................            3          3
Additional paid-in capital.......................................................        2,092      1,822
Retained earnings................................................................          652        609
Accumulated other comprehensive income (loss)....................................        1,271        879
                                                                                  ------------ ----------
   Total stockholder's equity....................................................        4,018      3,313
                                                                                  ------------ ----------
   Total liabilities and stockholder's equity.................................... $     46,773 $   37,093
                                                                                  ============ ==========

       See accompanying notes to the consolidated financial statements.

                                     MTL-2

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                     Consolidated Statements of Operations
             For the Years Ended December 31, 2020, 2019 and 2018

                                 (In millions)

                                                           2020        2019        2018
                                                        ----------  ----------  ----------
Revenues
Premiums............................................... $    6,435  $    5,124  $    1,730
Universal life and investment-type product policy fees.        141         190         147
Net investment income..................................      1,261       1,177       1,036
Other revenues.........................................         70          63          31
Net investment gains (losses)..........................         (6)        (24)        (18)
Net derivative gains (losses)..........................        (86)        (80)        115
                                                        ----------  ----------  ----------
   Total revenues......................................      7,815       6,450       3,041
                                                        ----------  ----------  ----------
Expenses
Policyholder benefits and claims.......................      7,117       5,704       2,245
Interest credited to policyholder account balances.....        221         234         240
Policyholder dividends.................................        165         172         148
Other expenses.........................................        234         258         267
                                                        ----------  ----------  ----------
   Total expenses......................................      7,737       6,368       2,900
                                                        ----------  ----------  ----------
   Income (loss) before provision for income tax.......         78          82         141
Provision for income tax expense (benefit).............         15          29          28
                                                        ----------  ----------  ----------
   Net income (loss)................................... $       63  $       53  $      113
                                                        ==========  ==========  ==========

       See accompanying notes to the consolidated financial statements.

                                     MTL-3

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

            Consolidated Statements of Comprehensive Income (Loss)
             For the Years Ended December 31, 2020, 2019 and 2018

                                 (In millions)

                                                                         2020       2019       2018
                                                                      ---------  ---------  ---------
Net income (loss).................................................... $      63  $      53  $     113
Other comprehensive income (loss):
Unrealized investment gains (losses), net of related offsets.........       628        768       (555)
Unrealized gains (losses) on derivatives.............................      (134)       (15)        82
Foreign currency translation adjustments.............................         2         14          2
Defined benefit plans adjustment.....................................        --         (1)         4
                                                                      ---------  ---------  ---------
   Other comprehensive income (loss), before income tax..............       496        766       (467)
Income tax (expense) benefit related to items of other comprehensive
  income (loss)......................................................      (104)      (161)        97
                                                                      ---------  ---------  ---------
   Other comprehensive income (loss), net of income tax..............       392        605       (370)
                                                                      ---------  ---------  ---------
   Comprehensive income (loss)....................................... $     455  $     658  $    (257)
                                                                      =========  =========  =========

       See accompanying notes to the consolidated financial statements.

                                     MTL-4

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                Consolidated Statements of Stockholder's Equity
             For the Years Ended December 31, 2020, 2019 and 2018

                                 (In millions)

                                                                          Accumulated
                                                    Additional               Other         Total
                                             Common  Paid-in   Retained  Comprehensive Stockholder's
                                             Stock   Capital   Earnings  Income (Loss)    Equity
                                             ------ ---------- --------  ------------- -------------
Balance at December 31, 2017................ $    3 $    1,822 $    741    $    537     $    3,103
Cumulative effects of changes in accounting
  principles, net of income tax.............                       (106)        106             --
Dividends paid to MetLife, Inc..............                       (191)                      (191)
Net income (loss)...........................                        113                        113
Other comprehensive income (loss), net of
  income tax................................                                   (370)          (370)
                                             ------ ---------- --------    --------     ----------
Balance at December 31, 2018................      3      1,822      557         273          2,655
Cumulative effects of changes in accounting
  principles, net of income tax.............                         (1)          1             --
Net income (loss)...........................                         53                         53
Other comprehensive income (loss), net of
  income tax................................                                    605            605
                                             ------ ---------- --------    --------     ----------
Balance at December 31, 2019................      3      1,822      609         879          3,313
Cumulative effects of changes in accounting
  principles, net of income tax (Note 1)....                        (20)         --            (20)
Capital contribution........................               270                                 270
Net income (loss)...........................                         63                         63
Other comprehensive income (loss), net of
  income tax................................                                    392            392
                                             ------ ---------- --------    --------     ----------
Balance at December 31, 2020................ $    3 $    2,092 $    652    $  1,271     $    4,018
                                             ====== ========== ========    ========     ==========

       See accompanying notes to the consolidated financial statements.

                                     MTL-5

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                     Consolidated Statements of Cash Flows
             For the Years Ended December 31, 2020, 2019 and 2018

                                 (In millions)

                                                                                2020      2019     2018
                                                                              --------  -------  -------
Cash flows from operating activities
Net income (loss)............................................................ $     63  $    53  $   113
Adjustments to reconcile net income (loss) to net cash provided by (used in)
  operating activities:
Depreciation and amortization expenses.......................................       19       10       12
Amortization of premiums and accretion of discounts associated with
  investments, net...........................................................      (31)     (65)     (71)
(Gains) losses on investments, net...........................................        6       24       18
(Gains) losses on derivatives, net...........................................      126       91     (105)
(Income) loss from equity method investments, net of dividends or
  distributions..............................................................       (6)      14       (3)
Interest credited to policyholder account balances...........................      332      234      240
Universal life and investment-type product policy fees.......................     (376)    (190)    (147)
Change in fair value option securities.......................................      (55)      --       --
Change in accrued investment income..........................................      (36)     (22)     (11)
Change in premiums, reinsurance and other receivables........................     (141)      58       (5)
Change in deferred policy acquisition costs and value of business acquired,
  net........................................................................       37       39       44
Change in income tax.........................................................      (69)     (54)      50
Change in other assets.......................................................       (8)       9       42
Change in insurance-related liabilities and policy-related balances..........    3,722    4,014    1,276
Change in other liabilities..................................................       49      (37)      53
Other, net...................................................................      (16)     (46)       5
                                                                              --------  -------  -------
   Net cash provided by (used in) operating activities.......................    3,616    4,132    1,511
                                                                              --------  -------  -------
Cash flows from investing activities
Sales, maturities and repayments of:
   Fixed maturity securities available-for-sale..............................    6,794    4,106    4,625
   Equity securities.........................................................       12        5        5
   Mortgage loans............................................................      453      174       94
   Real estate and real estate joint ventures................................       --       10      101
   Other limited partnership interests.......................................       33       31       20
Purchases and originations of:
   Fixed maturity securities available-for-sale..............................  (10,976)  (6,509)  (5,240)
   Equity securities.........................................................      (17)      (2)      (4)
   Mortgage loans............................................................   (1,921)  (1,371)    (709)
   Real estate and real estate joint ventures................................     (113)     (64)     (50)
   Other limited partnership interests.......................................     (197)    (132)     (81)
Cash received in connection with freestanding derivatives....................       31       22       66
Cash paid in connection with freestanding derivatives........................      (45)     (23)     (41)
Net change in policy loans...................................................       50       55       96
Net change in short-term investments.........................................      (47)      63       33
Net change in other invested assets..........................................      (42)      (7)       9
Other, net...................................................................       14        3       --
                                                                              --------  -------  -------
   Net cash provided by (used in) investing activities....................... $ (5,971) $(3,639) $(1,076)
                                                                              --------  -------  -------

       See accompanying notes to the consolidated financial statements.

                                     MTL-6

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

             Consolidated Statements of Cash Flows -- (continued)
             For the Years Ended December 31, 2020, 2019 and 2018

                                 (In millions)

                                                                                 2020       2019      2018
                                                                              ----------  --------  --------
Cash flows from financing activities
Policyholder account balances:
   Deposits.................................................................. $    4,725  $  3,205  $  1,370
   Withdrawals...............................................................     (3,393)   (3,441)   (1,657)
Net change in payables for collateral under securities loaned and other
  transactions...............................................................        756       (43)      144
Capital contribution.........................................................        270        --        --
Dividends paid to MetLife, Inc...............................................         --        --      (191)
                                                                              ----------  --------  --------
   Net cash provided by (used in) financing activities.......................      2,358      (279)     (334)
                                                                              ----------  --------  --------
   Change in cash and cash equivalents.......................................          3       214       101
Cash and cash equivalents, beginning of year.................................        672       458       357
                                                                              ----------  --------  --------
   Cash and cash equivalents, end of year.................................... $      675  $    672  $    458
                                                                              ==========  ========  ========
Supplemental disclosures of cash flow information
Net cash paid (received) for:
   Interest.................................................................. $        8  $      8  $      8
                                                                              ==========  ========  ========
   Income tax................................................................ $       84  $     81  $    (24)
                                                                              ==========  ========  ========
Non-cash transactions:
Fixed maturity securities available-for-sale received in connection with
  pension risk transfer transactions......................................... $    2,037  $    637  $     --
                                                                              ==========  ========  ========
Increase in real estate and real estate joint ventures due to the expiration
  of leveraged leases where the underlying assets were real estate........... $      173  $     --  $     --
                                                                              ==========  ========  ========
Transfer of fixed maturity securities available-for-sale from an
  affiliate.................................................................. $      296  $     --  $     --
                                                                              ==========  ========  ========
Transfer of mortgage loans from an affiliate................................. $       84  $     --  $     --
                                                                              ==========  ========  ========
Transfer of real estate to an affiliate...................................... $      380  $     --  $     --
                                                                              ==========  ========  ========
Reclassification of certain fixed maturity securities available-for-sale as
  fair value option securities............................................... $      131  $     --  $     --
                                                                              ==========  ========  ========

       See accompanying notes to the consolidated financial statements.

                                     MTL-7

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                Notes to the Consolidated Financial Statements

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies

Business

   Metropolitan Tower Life Insurance Company ("MTL") and its subsidiaries
(collectively, the "Company") is a wholly-owned subsidiary of MetLife, Inc. The
Company is domiciled in the state of Nebraska ("Nebraska") and is licensed to transact insurance business in, and is subject to regulation by all 50 states and the District of Columbia, Canada and Puerto Rico. The Company is currently actively selling a broad range of annuity and investment products, including guaranteed investment contracts and other stable value products, pension risk transfer products, including United Kingdom ("U.K.") longevity reinsurance, and structured settlements, as well as certain products to fund company-, bank- or trust-owned life insurance used to finance nonqualified benefit programs for executives. The Company is not actively selling annuities, variable and universal life insurance, and traditional life insurance, including whole life, to individuals.

   In April 2018, MTL re-domesticated from Delaware to Nebraska and merged with its affiliate, General American Life Insurance Company ("GALIC"). The surviving entity of the merger was MTL. See Note 2 for further information on the merger transaction.

Basis of Presentation

   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported on the consolidated financial statements. In applying these policies and estimates, management makes subjective and complex judgments that frequently require assumptions about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the
Company's business and operations. Actual results could differ from these estimates.

  COVID

     The global outbreak of the coronavirus ("COVID-19") has caused significant volatility within the economic markets. The COVID-19 pandemic may last for an extended period of time and will continue to impact the economy for the foreseeable future. These events may negatively affect the Company's operations, business, financial results, or financial condition.

  Consolidation

     The accompanying consolidated financial statements include the accounts of
  MTL and its subsidiaries, as well as partnerships in which the Company has control. Intercompany accounts and transactions have been eliminated.

     Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

  Separate Accounts

     Separate accounts are established in conformity with insurance laws.
  Generally, the assets of the separate accounts cannot be used to settle the liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if:

   .   such separate accounts are legally recognized;

                                     MTL-8

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

   .   assets supporting the contract liabilities are legally insulated from the Company's general account liabilities;

   .   investment objectives are directed by the contractholder; and

   .   all investment performance, net of contract fees and assessments, is passed through to the contractholder.

     The Company reports separate account assets at their fair value, which is based on the estimated fair values of the underlying assets comprising the individual separate account portfolios. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line on the statements of operations. Separate accounts credited with a contractual investment return are combined on a line-by-line basis with the Company's general account assets, liabilities, revenues and expenses and the accounting for these investments is consistent with the methodologies described herein for similar financial instruments held within the general account.

     The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Such fees are included in universal life and investment-type product policy fees on the statements of operations.

Summary of Significant Accounting Policies

   The following are the Company's significant accounting policies with references to notes providing additional information on such policies and critical accounting estimates relating to such policies.

Accounting Policy                                                          Note
-------------------------------------------------------------------------------
Insurance                                                                   3
-------------------------------------------------------------------------------
Deferred Policy Acquisition Costs and Value of Business Acquired            4
-------------------------------------------------------------------------------
Reinsurance                                                                 5
-------------------------------------------------------------------------------
Investments                                                                 6
-------------------------------------------------------------------------------
Derivatives                                                                 7
-------------------------------------------------------------------------------
Fair Value                                                                  8
-------------------------------------------------------------------------------
Income Tax                                                                  12
-------------------------------------------------------------------------------
Litigation Contingencies                                                    13

  Insurance

   Future Policy Benefit Liabilities and Policyholder Account Balances

      The Company establishes liabilities for amounts payable under insurance policies. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards.
   Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability terminations, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. These assumptions are established at the time the policy is issued and are intended

                                     MTL-9

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

   to estimate the experience for the period the policy benefits are payable.
   Utilizing these assumptions, liabilities are established on a block of business basis. For long-duration insurance contracts, assumptions such as mortality, morbidity and interest rates are "locked in" upon the issuance of new business. However, significant adverse changes in experience on such contracts may require the establishment of premium deficiency reserves. Such reserves are determined based on the then current assumptions and do not include a provision for adverse deviation.

      Premium deficiency reserves may also be established for short-duration contracts to provide for expected future losses. These reserves are based on actuarial estimates of the amount of loss inherent in that period, including losses incurred for which claims have not been reported. The provisions for unreported claims are calculated using studies that measure the historical length of time between the incurred date of a claim and its eventual reporting to the Company. Anticipated investment income is considered in the calculation of premium deficiency losses for short-duration contracts.

      Liabilities for universal life secondary and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments.
   The assumptions used in estimating the secondary and paid-up guarantee liabilities are consistent with those used for amortizing deferred policy acquisition costs ("DAC"), and are thus subject to the same variability and risk as further discussed herein. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

      The Company regularly reviews its estimates of liabilities for future policy benefits and compares them with its actual experience. Differences result in changes to the liability balances with related charges or credits to benefit expenses in the period in which the changes occur.

      Policyholder account balances relate to contracts or contract features where the Company has no significant insurance risk.

   Other Policy-Related Balances

      Other policy-related balances primarily include obligations assumed under structured settlement assignments as described in Note 3, policy and contract claims, policyholder dividends left on deposit, unearned revenue liabilities, policyholder dividends due and unpaid and premiums received in advance.

      The liability for policy and contract claims generally relates to incurred but not reported ("IBNR") death and disability claims. In addition, included in other policy-related balances are claims which have been reported but not yet settled for death and disability. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of IBNR claims principally from analyses of historical patterns of claims by business line.
   The methods used to determine these estimates are continually reviewed.
   Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

      The unearned revenue liability relates to universal life and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits, similar to DAC as discussed further herein. Such amortization is recorded in universal life and investment-type product policy fees.

                                    MTL-10

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

      The Company accounts for the prepayment of premiums on its individual life and health contracts as premiums received in advance and applies the cash received to premiums when due.

   Recognition of Insurance Revenues and Deposits

      Premiums related to traditional life and annuity contracts with life contingencies are recognized as revenues when due from policyholders.
   Policyholder benefits and expenses are provided to recognize profits over the estimated lives of the insurance policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into earnings in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

      Premiums related to non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term.

      Deposits related to universal life and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of fees for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to earnings include interest credited and benefit claims incurred in excess of related policyholder account balances.

      All revenues and expenses are presented net of reinsurance, as applicable.

  Deferred Policy Acquisition Costs and Value of Business Acquired

     The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that are related directly to the successful acquisition or renewal of insurance contracts are capitalized as DAC. Such costs include:

   .   incremental direct costs of contract acquisition, such as commissions;

   .   the portion of an employee's total compensation and benefits related to time spent selling, underwriting or processing the issuance of new and renewal insurance business only with respect to actual policies acquired or renewed; and

   .   other essential direct costs that would not have been incurred had a policy not been acquired or renewed.

     All other acquisition-related costs, including those related to general advertising and solicitation, market research, agent training, product development, unsuccessful sales and underwriting efforts, as well as all indirect costs, are expensed as incurred.

     Value of business acquired ("VOBA") is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns, nonperformance risk adjustment and other factors. Actual experience with the purchased business may vary from these projections.

                                    MTL-11

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

     DAC and VOBA are amortized as follows:

                                       In proportion to the following over
Products:                                estimated lives of the contracts:
--------------------------------------------------------------------------------
..   Nonparticipating and                 Actual and expected future gross
    non-dividend-paying traditional    premiums.
    contracts:
   .   Term insurance
   .   Nonparticipating whole life
       insurance
--------------------------------------------------------------------------------
..   Participating, dividend-paying       Actual and expected future gross
    traditional contracts              margins.
--------------------------------------------------------------------------------
..   Fixed and variable universal life    Actual and expected future gross
    contracts                          profits.
..   Fixed and variable deferred
    annuity contracts
--------------------------------------------------------------------------------

     See Note 4 for additional information on DAC and VOBA amortization.
  Amortization of DAC and VOBA is included in other expenses.

     The recovery of DAC and VOBA is dependent upon the future profitability of the related business. DAC and VOBA are aggregated on the financial statements for reporting purposes.

  Reinsurance

     For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. Cessions under reinsurance agreements do not discharge the Company's obligations as the primary insurer. The Company reviews all contractual features, including those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

     For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is amortized on a basis consistent with the methodologies and assumptions used for amortizing DAC related to the underlying reinsured contracts. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded
  (assumed) premiums; and ceded (assumed) premiums, reinsurance and other receivables (future policy benefits) are established.

     For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums. Unearned premiums are reflected as a component of premiums, reinsurance and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of insurance protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) in excess of the related insurance liabilities ceded (assumed) are recognized immediately as a loss and are reported in the appropriate line item within the statement of operations. Any gain on such retroactive agreement is deferred and is amortized as part of DAC, primarily using the recovery method.

     Amounts currently recoverable under reinsurance agreements are included in premiums, reinsurance and other receivables and amounts currently payable are included in other liabilities. Assets and liabilities relating

                                    MTL-12

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

  to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement.
  In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance recoverable balances could become uncollectible. In such instances, reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance.

     The funds withheld liability represents amounts withheld by the Company in accordance with the terms of the reinsurance agreements. The Company withholds the funds rather than transferring the underlying investments and, as a result, records funds withheld liability within other liabilities. The
  Company recognizes interest on funds withheld, included in other expenses, at rates defined by the terms of the agreement which may be contractually specified or directly related to the investment portfolio.

     Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance agreements and are net of reinsurance ceded.
  Amounts received from reinsurers for policy administration are reported in other revenues.

     If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

  Investments

   Net Investment Income and Net Investment Gains (Losses)

      Income from investments is reported within net investment income, unless otherwise stated herein. Gains and losses on sales of investments, intent-to-sell impairments, as well as provisions for credit loss in the allowance for credit loss ("ACL") on fixed maturity securities available-for-sale ("AFS"), mortgage loans and subsequent changes in the ACL or for impairment losses on real estate investments and other asset classes, are reported within net investment gains (losses), unless otherwise stated
   herein. Accrued investment income is presented separately on the consolidated balance sheet and excluded from the carrying value of the related investments, primarily fixed maturity securities AFS and mortgage loans.

   Fixed Maturity Securities

      The Company's fixed maturity securities are classified as AFS and are reported at their estimated fair value. Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income (loss) ("OCI"), net of policy-related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Sales of securities are determined on a specific identification basis.

      Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premium and accretion of discount, and is based on the estimated economic life of the securities, which for mortgage-backed and asset-backed securities ("ABS") considers the estimated timing and amount of prepayments of the underlying loans. See Note 6 "-- Fixed Maturity
   Securities AFS -- Methodology for Amortization of Premium and Accretion of

                                    MTL-13

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

   Discount on Structured Products." The amortization of premium and accretion of discount also take into consideration call and maturity dates.

      The Company periodically evaluates these securities for impairment. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in estimated fair value as described in Note 6 "-- Fixed Maturity Securities
   AFS -- Evaluation of Fixed Maturity Securities AFS for Credit Loss."

      Prior to January 1, 2020, the Company applied other than temporary impairment ("OTTI") guidance for securities in an unrealized loss position.
   An OTTI was recognized in earnings within net investment gains (losses) when it was anticipated that the amortized cost would not be recovered. When either: (i) the Company has the intent to sell the security, or (ii) it is more likely than not that the Company will be required to sell the security before recovery, the reduction of amortized cost and the OTTI recognized in earnings was the entire difference between the security's amortized cost and estimated fair value. If neither of these conditions existed, the difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected was recognized as a reduction of amortized cost and an OTTI in earnings. If the estimated fair value was less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to other-than-credit factors was recorded in OCI.

      On January 1, 2020, the Company adopted accounting standards update
   ("ASU") 2016-13, Financial Instruments-Credit Losses (Topic 326) Measurement
   of Credit Losses on Financial Instruments ("ASU 2016-13"), using a modified retrospective approach. Under ASU 2016-13, for securities in an unrealized loss position, a credit loss is recognized in earnings within net investment gains (losses) when it is anticipated that the amortized cost will not be recovered. When either: (i) the Company had the intent to sell the security;
   or (ii) it was more likely than not that the Company would be required to sell the security before recovery, the reduction of amortized cost and the loss recognized in earnings is the entire difference between the security's amortized cost and estimated fair value. If neither of these conditions exists, the difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected is recognized as a credit loss by establishing an ACL with a corresponding charge to earnings in net investment gains (losses). However, the ACL is limited by the amount that the fair value is less than the amortized cost.
   This limitation is known as the "fair value floor." If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of the decline in value related to other-than-credit factors ("noncredit loss") is recorded in OCI.

      The new credit loss guidance also replaces the model for purchased credit impaired ("PCI") fixed maturity securities AFS and financing receivables and requires the establishment of an ACL at acquisition, which is added to the purchase price to establish the initial amortized cost of the investment.
   Upon adoption, the replacement of the PCI model did not have a material impact on the Company's consolidated financial statements.

   Mortgage Loans

      ASU 2016-13 requires an ACL based on expected lifetime credit loss on financing receivables carried at amortized cost, including, but not limited to, mortgage loans and leveraged and direct financing leases, as described in Note 6.

      The Company disaggregates its mortgage loan investments into three portfolio segments: commercial, agricultural and residential. Also included in commercial mortgage loans are revolving line of credit loans

                                    MTL-14

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

   collateralized by commercial properties. The accounting policies that are applicable to all portfolio segments are presented below and the accounting policies related to each of the portfolio segments are included in Note 6.

      Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, and are net of
   ACL. Interest income and prepayment fees are recognized when earned.
   Interest income is recognized using an effective yield method giving effect to amortization of premium and accretion of discount.

      The Company ceases to accrue interest when the collection of interest is not considered probable, which is based on a current evaluation of the status of the borrower, including the number of days past due. When a loan is placed on non-accrual status, uncollected past due accrued interest income that is considered uncollectible is charged-off against net investment income. Generally, the accrual of interest income resumes after all delinquent amounts are paid and management believes all future principal and interest payments will be collected. The Company records cash receipts on non-accruing loans in accordance with the loan agreement. The Company records charge-offs upon the realization of a credit loss, typically through foreclosure or after a decision is made to sell a loan, or for residential loans when, after considering the individual consumer's financial status, management believes amounts are not collectible. Gain or loss upon charge-off is recorded, net of previously established ACL, in net investment gains (losses). Cash recoveries on principal amounts previously charged-off are generally recorded in net investment gains.

   Policy Loans

      Policy loans are stated at unpaid principal balances. Interest income is recorded as earned using the contractual interest rate. Generally, accrued interest is capitalized on the policy's anniversary date. Valuation allowances are not established for policy loans, as they are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal and accrued interest are deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.

   Real Estate

      Real estate held-for-investment is stated at cost less accumulated depreciation. Depreciation is recorded on a straight-line basis over the estimated useful life of the asset (typically 20 to 55 years). Rental income is recognized on a straight-line basis over the term of the respective leases. The Company periodically reviews its real estate held-for-investment for impairment and tests for recoverability whenever events or changes in circumstances indicate the carrying value may not be recoverable. Properties whose carrying values are greater than their undiscounted cash flows are written down to their estimated fair value, which is generally computed using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks.

      Real estate for which the Company commits to a plan to sell within one year and actively markets in its current condition for a reasonable price in comparison to its estimated fair value is classified as held-for-sale. Real estate held-for-sale is stated at the lower of depreciated cost or estimated fair value less expected disposition costs and is not depreciated.

   Real Estate Joint Ventures and Other Limited Partnership Interests

      The Company uses the equity method of accounting or the fair value option
   ("FVO") for real estate joint ventures and other limited partnership interests ("investee") when it has more than a minor ownership

                                    MTL-15

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

   interest or more than a minor influence over the investee's operations. The
   Company generally recognizes its share of the investee's earnings in net investment income on a three-month lag in instances where the investee's financial information is not sufficiently timely or when the investee's reporting period differs from the Company's reporting period.

      The Company accounts for its interest in real estate joint ventures and other limited partnership interests in which it has virtually no influence over the investee's operations at estimated fair value. Changes in estimated fair value of these investments are included in net investment gains
   (losses). Because of the nature and structure of these investments, they do not meet the characteristics of an equity security in accordance with applicable accounting standards.

      The Company routinely evaluates its equity method investments for impairment. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred.

   Short-term Investments

      Short-term investments include highly liquid securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase. Securities included within short-term investments are stated at estimated fair value, while other investments included within short-term investments are stated at amortized cost less
   ACL, which approximates estimated fair value. Short-term investments also include investments in affiliated money market pools.

   Annuities Funding Structured Settlement Claims

      Annuities funding structured settlement claims represent annuities funding claims assumed by the Company in its capacity as a structured settlements assignment company. The annuities are stated at their contract value, which represents the present value of the future periodic claim payments to be provided. The net investment income recognized reflects the amortization of discount of the annuity at its implied effective interest rate. See Note 3.

   Other Invested Assets

      Other invested assets consist principally of the following:

   .   Freestanding derivatives with positive estimated fair values which are described in "-- Derivatives" below.

   .   Fair value option securities ("FVO Securities") are primarily investments in fixed maturity securities held-for-investment that are managed on a total return basis where the FVO has been elected, with changes in estimated fair value included in net investment income.

   .   Affiliated loans are stated at unpaid principal balance and adjusted for any unamortized premium or discount. Interest income is recognized using an effective yield method giving effect to amortization of premium and accretion of discount.

   .   Investments in Federal Home Loan Bank ("FHLB") common stock are carried at redemption value and are considered restricted investments until redeemed by the respective regional FHLBs.

                                    MTL-16

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

   .   Equity securities are reported at their estimated fair value, with changes in estimated fair value included in net investment gains
       (losses). Sales of securities are determined on a specific identification basis. Dividends are recognized in net investment income when declared.

   .   Leveraged leases net investment is equal to the minimum lease payment receivables plus the unguaranteed residual value, less the unearned income, less ACL and is recorded net of non-recourse debt. Income is determined by applying the leveraged lease's estimated rate of return to the net investment in the lease in those periods in which the net investment at the beginning of the period is positive. Leveraged leases derive investment returns in part from their income tax treatment. The
       Company regularly reviews its minimum lease payment receivables for credit loss and residual value for impairments.

   Securities Lending Program

      Securities lending transactions, whereby blocks of securities are loaned to third parties, primarily brokerage firms and commercial banks, are treated as financing arrangements and the associated liability is recorded at the amount of cash received. The Company obtains collateral at the inception of the loan, usually cash, in an amount generally equal to 102% of the estimated fair value of the securities loaned, and maintains it at a level greater than or equal to 100% for the duration of the loan. Securities loaned under such transactions may be sold or re-pledged by the transferee.
   The Company is liable to return to the counterparties the cash collateral received. Security collateral on deposit from counterparties in connection with securities lending transactions may not be sold or re-pledged, unless the counterparty is in default, and is not reflected on the Company's consolidated financial statements. The Company monitors the ratio of the collateral held to the estimated fair value of the securities loaned on a daily basis and additional collateral is obtained as necessary throughout the duration of the loan. Income and expenses associated with securities lending transactions are reported as investment income and investment expense, respectively, within net investment income.

  Derivatives

   Freestanding Derivatives

      Freestanding derivatives are carried on the Company's balance sheet either as assets within other invested assets or as liabilities within other liabilities at estimated fair value. The Company does not offset the estimated fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.

      Accruals on derivatives are generally recorded in accrued investment income or within other liabilities. However, accruals that are not scheduled to settle within one year are included with the derivative's carrying value in other invested assets or other liabilities.

      If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are reported in net derivative gains
   (losses) except as follows:

 Statement of Operations Presentation:  Derivative:
 -----------------------------------------------------------------------------
 Net investment income                  .   Economic hedges of FVO Securities
                                            which are linked to equity indices

                                    MTL-17

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

   Hedge Accounting

      To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge. Hedge designation and financial statement presentation of changes in estimated fair value of the hedging derivatives are as follows:

   .   Fair value hedge - a hedge of the estimated fair value of a recognized asset or liability--in the same line item as the earnings effect of the hedged item. The carrying value of the hedged recognized asset or liability is adjusted for changes in its estimated fair value due to the hedged risk.

   .   Cash flow hedge - a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability - in OCI and reclassified into the statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

      The changes in estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported on the statement of operations within interest income or interest expense to match the location of the hedged item.

      In its hedge documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and at least quarterly throughout the life of the designated hedging relationship. Assessments of hedge effectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

      The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.

      When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried on the balance sheet at its estimated fair value, with changes in estimated fair value recognized in net derivative gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item.
   Provided the hedged forecasted transaction is still probable of occurring, the changes in estimated fair value of derivatives recorded in OCI related to discontinued cash flow hedges are released into the statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

      When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date or within two months of that date, the derivative continues to be carried on the balance sheet at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). Deferred gains and losses of a derivative recorded in OCI pursuant to the

                                    MTL-18

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

   discontinued cash flow hedge of a forecasted transaction that is no longer probable of occurring are recognized immediately in net investment gains
   (losses).

      In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value on the balance sheet, with changes in its estimated fair value recognized in the current period as net derivative gains (losses).

   Embedded Derivatives

      The Company is a party to certain reinsurance agreements that have embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. The embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative if:

   .   the combined instrument is not accounted for in its entirety at estimated fair value with changes in estimated fair value recorded in earnings;

   .   the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract; and

   .   a separate instrument with the same terms as the embedded derivative would qualify as a derivative instrument.

      Such embedded derivatives are carried on the balance sheet at estimated fair value with the host contract and changes in their estimated fair value are generally reported in net derivative gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income. Additionally, the Company may elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income if that contract contains an embedded derivative that requires bifurcation.

  Fair Value

     Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.

     Subsequent to initial recognition, fair values are based on unadjusted quoted prices for identical assets or liabilities in active markets that are readily and regularly obtainable. When such unadjusted quoted prices are not available, estimated fair values are based on quoted prices in markets that are not active, quoted prices for similar but not identical assets or liabilities, or other observable inputs. If these inputs are not available, or observable inputs are not determinable, unobservable inputs and/or adjustments to observable inputs requiring management's judgment are used to determine the estimated fair value of assets and liabilities.

  Income Tax

     MTL and its includable subsidiaries join with MetLife, Inc. and its includable subsidiaries in filing a consolidated U.S. life insurance and non-life insurance federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended. Current taxes
  (and the benefits of tax attributes

                                    MTL-19

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

  such as losses) are allocated to MTL and its includable subsidiaries under the consolidated tax return regulations and a tax sharing agreement. Under the consolidated tax return regulations, MetLife, Inc. has elected the
  "percentage method" (and 100% under such method) of reimbursing companies for tax attributes, e.g., net operating losses. As a result, 100% of tax attributes are reimbursed by MetLife, Inc. to the extent that consolidated federal income tax of the consolidated federal tax return group is reduced in a year by tax attributes. On an annual basis, each of the profitable subsidiaries pays to MetLife, Inc. the federal income tax which it would have paid based upon that year's taxable income. If MTL or its includable subsidiaries have current or prior deductions and credits (including but not limited to losses) which reduce the consolidated tax liability of the consolidated federal tax return group, the deductions and credits are characterized as realized (or realizable) by MTL and its includable subsidiaries when those tax attributes are realized (or realizable) by the consolidated federal tax return group, even if MTL or its includable subsidiaries would not have realized the attributes on a stand-alone basis under a "wait and see" method.

     The Company's accounting for income taxes represents management's best estimate of various events and transactions.

     Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

     The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established against deferred tax assets when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination the Company considers many factors, including:

   .   the nature, frequency, and amount of cumulative financial reporting income and losses in recent years;

   .   the jurisdiction in which the deferred tax asset was generated;

   .   the length of time that carryforward can be utilized in the various taxing jurisdictions;

   .   future taxable income exclusive of reversing temporary differences and carryforwards;

   .   future reversals of existing taxable temporary differences;

   .   taxable income in prior carryback years; and

   .   tax planning strategies.

     The Company may be required to change its provision for income taxes when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, the effect of changes in tax laws, tax regulations, or interpretations of such laws or regulations, is recognized in net income tax expense (benefit) in the period of change.

     The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded on the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the

                                    MTL-20

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

  threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

     The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax expense.

     In December 2017, H.R.1, commonly referred to as the Tax Cuts and Jobs Act of 2017 ("U.S. Tax Reform") was signed into law. See Note 12 for additional information on U.S. Tax Reform and related Staff Accounting Bulletin 118
  ("SAB 118") provisional amounts.

  Litigation Contingencies

     The Company is involved in a number of litigation matters and regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's annual consolidated net income or cash flows. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Legal costs are recognized as incurred. On an annual basis, the
  Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected on the Company's consolidated financial statements.

  Other Accounting Policies

   Cash and Cash Equivalents

      The Company considers highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Securities included within cash equivalents are stated at estimated fair value, while other investments included within cash equivalents are stated at amortized cost, which approximates estimated fair value.

   Property and Equipment

      Property and equipment, which is included in other assets, is stated at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives of the assets, as appropriate. The estimated life is generally 40 years for company occupied real estate property and from three to seven years for all other property and equipment. The cost basis was $106 million at both December 31, 2020 and
   2019. Accumulated depreciation was $95 million and $92 million at
   December 31, 2020 and 2019, respectively. Related depreciation expense was
   $4 million, $4 million and $3 million for the years ended December 31, 2020,
   2019 and 2018, respectively. As of December 31, 2020, total minimum rental payments to be received in the future under non-cancelable leases was
   $10 million, $2 million, $2 million, $2 million, $1 million and $1 million for the years ended December 31, 2021, 2022, 2023, 2024, 2025 and years thereafter, respectively. See Note 14 for information on rental revenues related to a lease agreement with an affiliate.

   Other Revenues

      Other revenues include fees on reinsurance financing agreements, rental income with affiliates and fees associated with certain stable value products. Such fees are recognized in the period in which services are performed.

                                    MTL-21

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

   Policyholder Dividends

      Policyholder dividends are approved annually by MTL's board of Directors.
   The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by MTL.

   Employee Benefit Plans

      Pension, postretirement and postemployment benefits are provided to associates under plans sponsored by affiliates of the Company. The Company's obligation and expense related to these benefits is limited to the amount of associated expense allocated from affiliates.

   Foreign Currency

      Assets, liabilities and operations of foreign affiliates are recorded based on the functional currency of each entity. The determination of the functional currency is made based on the appropriate economic and management indicators. The local currencies of foreign operations are the functional currencies. Assets and liabilities of foreign affiliates are translated from the functional currency to U.S. dollars at the exchange rates in effect at each year-end and revenues and expenses are translated at the average exchange rates during the year. The resulting translation adjustments are charged or credited directly to OCI, net of applicable taxes. Gains and losses from foreign currency transactions, including the effect of re-measurement of monetary assets and liabilities to the appropriate functional currency, are reported as part of net investment gains (losses)
   in the period in which they occur.

                                    MTL-22

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

Recent Accounting Pronouncements

   Changes to GAAP are established by the Financial Accounting Standards Board
("FASB") in the form of ASUs to the FASB Accounting Standards Codification. The
Company considers the applicability and impact of all ASUs. The following tables provide a description of new ASUs issued by the FASB and the impact of the adoption on the Company's consolidated financial statements.

  Adoption of New Accounting Pronouncements

     The table below describes the impacts of the ASUs adopted by the Company, effective during 2020 and 2019.

                                         Effective Date        Impact on
                                               and             Financial
      Standard          Description     Method of Adoption    Statements
  ---------------------------------------------------------------------------
  ASU 2020-04,       The new guidance   Effective for      The new guidance
  Reference Rate     provides optional  contract           reduces the
  Reform (Topic      expedients and     modifications      operational and
  848):              exceptions for     made between       financial impacts
  Facilitation of    applying GAAP to   March 12, 2020     of contract
  the Effects of     contracts,         and December 31,   modifications
  Reference Rate     hedging            2022               that replace a
  Reform on          relationships and                     reference rate,
  Financial          other                                 such as London
  Reporting; as      transactions                          Interbank Offered
  clarified and      affected by                           Rate (LIBOR),
  amended by ASU     reference rate                        affected by
  2021-01,           reform if certain                     reference rate
  Reference Rate     criteria are met.                     reform. The
  Reform (Topic      The expedients                        adoption of the
  848): Scope        and exceptions                        new guidance
                     provided by the                       provides relief
                     amendments do not                     from current GAAP
                     apply to contract                     and is not
                     modifications                         expected to have
                     made and hedging                      a material impact
                     relationships                         on the Company's
                     entered into or                       consolidated
                     evaluated after                       financial
                     December 31,                          statements. The
                     2022, with                            Company will
                     certain                               continue to
                     exceptions. ASU                       evaluate the
                     2021-01 amends                        impacts of
                     the scope of the                      reference rate
                     recent reference                      reform on
                     rate reform                           contract
                     guidance. New                         modifications and
                     optional                              hedging
                     expedients allow                      relationships
                     derivative                            through
                     instruments                           December 31, 2022.
                     impacted by
                     changes in the
                     interest rate
                     used for
                     margining,
                     discounting, or
                     contract price
                     alignment (i.e.,
                     discount
                     transition) to
                     qualify for
                     certain optional
                     relief.
  ---------------------------------------------------------------------------

                                    MTL-23

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

                                         Effective Date        Impact on
                                               and             Financial
      Standard          Description     Method of Adoption    Statements
  ---------------------------------------------------------------------------
  ASU 2016-13,       The new guidance   January 1, 2020    The adoption of
  Financial          requires an ACL    for substantially  this guidance
  Instruments-Credit based on the       all financial      resulted in a
  Losses (Topic      expected lifetime  assets, the        $20 million, net
  326): Measurement  credit loss on     Company adopted    of income tax,
  of Credit Losses   financing          using a modified   decrease to
  on Financial       receivables        retrospective      retained earnings
  Instruments, as    carried at         approach. For      primarily related
  clarified and      amortized cost,    previously         to the Company's
  amended by ASU     including, but     impaired fixed     mortgage loan
  2018-19,           not limited to,    maturity           investments. The
  Codification       mortgage loans,    securities AFS     Company has
  Improvements to    premium            and certain fixed  included the
  Topic 326,         receivables,       maturity           required
  Financial          reinsurance        securities AFS     disclosures
  Instruments-Credit receivables and    acquired with      within Note 6.
  Losses; ASU        leveraged and      evidence of
  2019-04,           direct financing   credit quality
  Codification       leases.            deterioration
  Improvements to    The former model   since
  Topic 326,         for OTTI on fixed  origination, the
  Financial          maturity           Company adopted
  Instruments-Credit securities AFS     prospectively on
  Losses, Topic      has been modified  January 1, 2020.
  815, Derivatives   and requires the
  and Hedging, and   recording of an
  Topic 825,         ACL instead of a
  Financial          reduction of the
  Instruments; ASU   amortized cost.
  2019-05,           Any improvements
  Financial          in expected
  Instruments-Credit future cash flows
  Losses (Topic      will no longer be
  326): Targeted     reflected as a
  Transition         prospective yield
  Relief; and ASU    adjustment, but
  2019-11,           instead will be
  Codification       reflected as a
  Improvements to    reduction in the
  Topic 326,         ACL. The new
  Financial          guidance also
  Instruments-Credit replaces the
  Losses             model for PCI
                     fixed maturity
                     securities AFS
                     and financing
                     receivables and
                     requires the
                     establishment of
                     an ACL at
                     acquisition,
                     which is added to
                     the purchase
                     price to
                     establish the
                     initial amortized
                     cost of the
                     investment.
                     The new guidance
                     also requires
                     enhanced
                     disclosures.

                                    MTL-24

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

Future Adoption of New Accounting Pronouncements

   ASUs not listed below were assessed and either determined to be not applicable or are not expected to have a material impact on the Company's consolidated financial statements or disclosures. ASUs issued but not yet adopted as of December 31, 2020 that are currently being assessed and may or may not have a material impact on the Company's consolidated financial statements or disclosures are summarized in the table below.

                                                                Impact on
                                         Effective Date and     Financial
      Standard           Description     Method of Adoption    Statements
  ----------------------------------------------------------------------------
  ASU 2019-12,       The new guidance    January 1, 2021.   The new guidance
  Income Taxes       simplifies the      The new guidance   will not have a
  (Topic 740):       accounting for      should be applied  material impact
  Simplifying the    income taxes by     either on a        on the Company's
  Accounting for     removing certain    retrospective,     consolidated
  Income Taxes       exceptions to the   modified           financial
                     tax accounting      retrospective or   statements and
                     guidance and        prospective basis  will be adopted
                     providing           based on the       on a prospective
                     clarification to    items to which     basis.
                     other specific      the amendments
                     tax accounting      relate. Early
                     guidance to         adoption is
                     eliminate           permitted.
                     variations in
                     practice.
                     Specifically, it
                     removes the
                     exceptions
                     related to the a)
                     incremental
                     approach for
                     intraperiod tax
                     allocation when
                     there is a loss
                     from continuing
                     operations and
                     income or a gain
                     from other items,
                     b) recognition of
                     a deferred tax
                     liability when
                     foreign
                     investment
                     ownership changes
                     from equity
                     method investment
                     to consolidated
                     subsidiary and
                     vice versa and c)
                     use of interim
                     period tax
                     accounting for
                     year-to-date-losses
                     that exceed
                     anticipated
                     losses. The
                     guidance also
                     simplifies the
                     application of
                     the income tax
                     guidance for
                     franchise taxes
                     that are
                     partially based
                     on income and the
                     accounting for
                     tax law changes
                     during interim
                     periods,
                     clarifies the
                     accounting for
                     transactions that
                     result in a
                     step-up in tax
                     basis of
                     goodwill,
                     provides for the
                     option to elect
                     allocation of
                     consolidated
                     income taxes to
                     entities
                     disregarded by
                     taxing
                     authorities for
                     their stand-alone
                     reporting, and
                     requires that an
                     entity reflect
                     the effect of an
                     enacted change in
                     tax laws or rates
                     in the annual
                     effective tax
                     rate computation
                     in the interim
                     period that
                     includes the
                     enactment date.
  ----------------------------------------------------------------------------

                                    MTL-25

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

                                                                Impact on
                                         Effective Date and     Financial
       Standard          Description     Method of Adoption    Statements
  ----------------------------------------------------------------------------
  ASU 2018-12,        The new guidance   January 1, 2023,   The
  Financial           (i) prescribes     to be applied      implementation
  Services--Insurance the discount rate  retrospectively    efforts of the
  (Topic 944):        to be used in      to January 1,      Company and the
  Targeted            measuring the      2021 (with early   evaluation of the
  Improvements to     liability for      adoption           impact of the new
  the Accounting      future policy      permitted).        guidance are in
  for Long-Duration   benefits for                          progress. Given
  Contracts, as       traditional and                       the nature and
  amended by ASU      limited payment                       extent of the
  2019-09,            long-duration                         required changes
  Financial           contracts, and                        to a significant
  Services--Insurance requires                              portion of the
  (Topic 944):        assumptions for                       Company's
  Effective Date,     those liability                       operations, the
  as amended by ASU   valuations to be                      adoption of this
  2020-11,            updated after                         guidance is
  Financial           contract                              expected to have
  Services--Insurance inception,                            a material impact
  (Topic 944):        (ii) requires                         on its
  Effective Date      more market-based                     consolidated
  and Early           product                               financial
  Application         guarantees on                         statements.
                      certain separate
                      account and other
                      account balance
                      long-duration
                      contracts to be
                      accounted for at
                      fair value,
                      (iii) simplifies
                      the amortization
                      of DAC for
                      virtually all
                      long-duration
                      contracts, and
                      (iv) introduces
                      certain financial
                      statement
                      presentation
                      requirements, as
                      well as
                      significant
                      additional
                      quantitative and
                      qualitative
                      disclosures. The
                      amendments in ASU
                      2019-09 defer the
                      effective date of
                      ASU 2018-12 to
                      January 1, 2022
                      for all entities,
                      and the
                      amendments in ASU
                      2020-11 further
                      defer the
                      effective date of
                      ASU 2018-12 for
                      an additional one
                      year to
                      January 1, 2023
                      for all entities.
  ----------------------------------------------------------------------------

2. Merger

   In April 2018, MTL merged with its affiliate, GALIC, a wholly-owned subsidiary of MetLife, Inc. and a U.S. life insurance company (the "Merger").
The surviving entity of the Merger was MTL, which re-domesticated from Delaware to Nebraska immediately prior to the Merger. The Merger represents a transaction among entities under common control and was accounted for in a manner similar to the pooling-of-interests method, which requires that the merged entities be combined at their historical cost. The Company's consolidated financial statements and related footnotes were presented as if the transaction occurred at the beginning of the earliest date presented and the prior periods were retrospectively adjusted.

                                    MTL-26

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Insurance

Insurance Liabilities

   Future policy benefits are measured as follows:

 -----------------------------------------------------------------------------
 Product Type:                          Measurement Assumptions:
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 Participating life                     Aggregate of (i) net level premium
                                        reserves for death and endowment
                                        policy benefits (calculated based
                                        upon the non-forfeiture interest
                                        rate, ranging from 3% to 6%, and
                                        mortality rates guaranteed in
                                        calculating the cash surrender values
                                        described in such contracts); and
                                        (ii) the liability for terminal
                                        dividends.
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 Nonparticipating life                  Aggregate of the present value of
                                        future expected benefit payments and
                                        related expenses less the present
                                        value of future expected net
                                        premiums. Assumptions as to mortality
                                        and persistency are based upon the
                                        Company's experience when the basis
                                        of the liability is established.
                                        Interest rate assumptions for the
                                        aggregate future policy benefit
                                        liabilities range from 3% to 11%.
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 Individual and group traditional       Present value of future expected
 fixed annuities after annuitization    payments. Interest rate assumptions
                                        used in establishing such liabilities
                                        range from 2% to 8%.
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 Non-medical health insurance           The net level premium method and
                                        assumptions as to future morbidity,
                                        withdrawals and interest, which
                                        provide a margin for adverse
                                        deviation. The interest rate
                                        assumption used in establishing such
                                        liabilities is 5%.
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 Disabled lives                         Present value of benefits method and
                                        experience assumptions as to claim
                                        terminations, expenses and interest.
                                        Interest rate assumptions used in
                                        establishing such liabilities range
                                        from 3% to 7%.
 -----------------------------------------------------------------------------

   Participating business represented 32% of the Company's life insurance in-force at both December 31, 2020 and 2019. Participating policies represented
94% of gross traditional life insurance premiums for each of the years ended
December 31, 2020, 2019 and 2018.

   Policyholder account balances are equal to: (i) policy account values, which consist of an accumulation of gross premium payments; and (ii) credited interest, ranging from 1% to 8%, less expenses, mortality charges and withdrawals.

Guarantees

   The Company issued annuity contracts that apply a lower rate on funds deposited if the contractholder elects to surrender the contract for cash and a higher rate if the contractholder elects to annuitize. These guarantees include benefits that are payable in the event of death, maturity or at annuitization.
Certain other annuity contracts contain guaranteed annuitization benefits that may be above what would be provided by the current account value of the contract. Additionally, the Company issued universal life contracts where the
Company contractually guarantees to the contractholder a secondary guarantee or a guaranteed paid-up benefit.

                                    MTL-27

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Insurance (continued)

   Information regarding the liabilities for guarantees (excluding base policy liabilities) relating to annuity and universal life contracts was as follows:

                                     Annuity
                                    Contracts   Universal Life Contracts
                                  ------------- -----------------------
                                   Guaranteed
                                  Annuitization Secondary     Paid-Up
                                    Benefits    Guarantees   Guarantees  Total
                                  ------------- ----------   ----------  -----
                                                (In millions)
    Direct:
    Balance at January 1, 2018...    $    6      $    113       $239     $358
    Incurred guaranteed benefits.        --            15          6       21
    Paid guaranteed benefits.....        --            --         --       --
                                     ------      --------       ----     ----
    Balance at December 31, 2018.         6           128        245      379
    Incurred guaranteed benefits.        --            43         38       81
    Paid guaranteed benefits.....        --            (5)       (22)     (27)
                                     ------      --------       ----     ----
    Balance at December 31, 2019.         6           166        261      433
    Incurred guaranteed benefits.        --            60         38       98
    Paid guaranteed benefits.....        --           (10)       (32)     (42)
                                     ------      --------       ----     ----
    Balance at December 31, 2020.    $    6      $    216       $267     $489
                                     ======      ========       ====     ====
    Ceded:
    Balance at January 1, 2018...    $   --      $    113       $167     $280
    Incurred guaranteed benefits.        --            15          4       19
    Paid guaranteed benefits.....        --            --         --       --
                                     ------      --------       ----     ----
    Balance at December 31, 2018.        --           128        171      299
    Incurred guaranteed benefits.        --            43         32       75
    Paid guaranteed benefits.....        --            (5)       (16)     (21)
                                     ------      --------       ----     ----
    Balance at December 31, 2019.        --           166        187      353
    Incurred guaranteed benefits.        --            60         28       88
    Paid guaranteed benefits.....        --           (10)       (23)     (33)
                                     ------      --------       ----     ----
    Balance at December 31, 2020.    $   --      $    216       $192     $408
                                     ======      ========       ====     ====
    Net:
    Balance at January 1, 2018...    $    6      $     --       $ 72     $ 78
    Incurred guaranteed benefits.        --            --          2        2
    Paid guaranteed benefits.....        --            --         --       --
                                     ------      --------       ----     ----
    Balance at December 31, 2018.         6            --         74       80
    Incurred guaranteed benefits.        --            --          6        6
    Paid guaranteed benefits.....        --            --         (6)      (6)
                                     ------      --------       ----     ----
    Balance at December 31, 2019.         6            --         74       80
    Incurred guaranteed benefits.        --            --         10       10
    Paid guaranteed benefits.....        --            --         (9)      (9)
                                     ------      --------       ----     ----
    Balance at December 31, 2020.    $    6      $     --       $ 75     $ 81
                                     ======      ========       ====     ====

                                    MTL-28

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Insurance (continued)

   Information regarding the Company's guarantee exposure, which includes direct business, but excludes offsets from hedging or reinsurance, if any, was as follows at:

                                                                December 31,
                                                             ---------------------
                                                               2020       2019
                                                             ---------  ---------
                                                                     At
                                                                Annuitization
                                                             ---------------------
                                                             (Dollars in millions)
Annuity Contracts:
Total account value (1), (2)................................ $     245  $     247
Net amount at risk (3)...................................... $      45  $      45
Average attained age of contractholders.....................  70 years   69 years

                                                                December 31, 2020       December 31, 2019
                                                             ----------------------- -----------------------
                                                             Secondary    Paid-Up    Secondary    Paid-Up
                                                             Guarantees  Guarantees  Guarantees  Guarantees
                                                             ----------- ----------- ----------- -----------
                                                                          (Dollars in millions)
Universal Life Contracts:
Total account value (2)..................................... $     1,719 $     1,948 $     1,729 $     2,041
Net amount at risk (4)...................................... $     9,999 $     8,032 $    10,450 $     8,615
Average attained age of policyholders.......................    70 years    66 years    69 years    65 years
--------
(1)The Company's annuity contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

(2)Includes the contractholder's investments in the general account and separate account, if applicable.

(3)Defined as either the excess of the upper tier, adjusted for a profit margin, less the lower tier, as of the balance sheet date or the amount (if any) that would be required to be added to the total account value to purchase a lifetime income stream, based on current annuity rates, equal to the minimum amount provided under the guaranteed benefit. These amounts represent the Company's potential economic exposure to such guarantees in the event all contractholders were to annuitize on the balance sheet date.

(4)Defined as the guarantee amount less the account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date.

  Guarantees -- Separate Accounts

   Account balances of contracts with guarantees were invested in separate account asset classes as follows at:

                                          December 31,
                                         ---------------
                                          2020    2019
                                         ------- -------
                                          (In millions)
                        Fund Groupings:
                        Equity.......... $    35 $    26
                        Balanced........       3       4
                        Bond............       3       3
                                         ------- -------
                           Total........ $    41 $    33
                                         ======= =======

                                    MTL-29

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Insurance (continued)

Obligations Assumed Under Structured Settlement Assignments

   The Company assumed structured settlement claim obligations as an assignment company. These liabilities are measured at the present value of the future periodic claims to be provided and reported as other policy-related balances.
The Company received a fee for assuming these claim obligations and, as the assignee of the claim, is legally obligated to ensure periodic payments are made to the claimant. The Company purchased annuities from an affiliate to fund these future periodic payment claim obligations and designates payments to be made directly to the claimant by the affiliated annuity writer. These annuities funding structured settlement claims are recorded as an investment. See Note 1.

   See Note 6 for additional information on obligations assumed under structured settlement assignments.

Obligations Under Funding Agreements

   Beginning in 2020, the Company issues fixed and floating rate funding agreements to certain unconsolidated special purpose entities that have issued either debt securities or commercial paper for which payment of interest and principal is secured by such funding agreements. The Company issued
$1.1 billion for the year ended December 31, 2020 and repaid $4 million of such funding agreements. At December 31, 2020, liabilities for funding agreements outstanding, which are included in policyholder account balances, was
$1.1 billion.

   MTL is or was a member of regional FHLBs. Holdings of common stock of regional FHLBs, included in other invested assets, were as follows at:

                                                                December 31,
                                                               ---------------
                                                                2020    2019
                                                               ------- -------
                                                                (In millions)
  FHLB of New York............................................ $    47 $    --
  FHLB of Des Moines.......................................... $     2 $     4
  FHLB of Pittsburgh.......................................... $    -- $    35

   The Company has also entered into funding agreements with regional FHLBs.
The liability for such funding agreements is included in policyholder account balances. Information related to such funding agreements was as follows at:

                                                                 Liability       Collateral (2)
                                                             ----------------- -------------------
                                                                         December 31,
                                                             -------------------------------------
                                                               2020     2019      2020      2019
                                                             -------- -------- ---------- --------
                                                                         (In millions)
FHLB of New York (1)........................................ $    955 $     -- $    1,281 $     --
FHLB of Des Moines (1)...................................... $     50 $    100 $       72 $    141
FHLB of Pittsburgh (1)...................................... $     -- $    775 $       -- $    895
--------
(1) Represents funding agreements issued to the applicable regional FHLB in exchange for cash and for which such regional FHLB has been granted a lien on certain assets, some of which are in the custody of such regional FHLB, including residential mortgage-backed securities ("RMBS"), to collateralize obligations under such funding agreements. The Company is permitted to withdraw any portion of the collateral in the custody of such regional FHLB as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. Upon any event of default, the applicable regional FHLB's recovery on the collateral is limited to the amount of the Company's liability to such regional FHLB.

                                    MTL-30

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Insurance (continued)

(2) Advances are collateralized by mortgage-backed securities. The amount of collateral presented is at estimated fair value.

Liabilities for Unpaid Claims and Claim Expenses

   Information regarding the liabilities for unpaid claims and claim adjustment expenses was as follows:

                                                                      Years Ended December 31,
                                                                ----------------------------------
                                                                   2020        2019        2018
                                                                ----------  ----------  ----------
                                                                           (In millions)
Balance at January 1,.......................................... $      343  $      295  $      267
   Less: Reinsurance recoverables..............................        185         166         157
                                                                ----------  ----------  ----------
Net balance at January 1,......................................        158         129         110
                                                                ----------  ----------  ----------
Incurred related to:
   Current year................................................        438         373         423
   Prior years (1).............................................         60          35          30
                                                                ----------  ----------  ----------
       Total incurred..........................................        498         408         453
                                                                ----------  ----------  ----------
Paid related to:
   Current year................................................       (421)       (343)       (403)
   Prior years.................................................        (60)        (36)        (31)
                                                                ----------  ----------  ----------
       Total paid..............................................       (481)       (379)       (434)
                                                                ----------  ----------  ----------
Net balance at December 31,....................................        175         158         129
   Add: Reinsurance recoverables...............................        174         185         166
                                                                ----------  ----------  ----------
Balance at December 31 (included in future policy benefits and
  other policy-related balances),.............................. $      349  $      343  $      295
                                                                ==========  ==========  ==========
--------
(1)For the years ended December 31, 2020, 2019 and 2018, claims and claim adjustment expenses associated with prior years increased due to events incurred in prior years but reported in the current year.

Separate Accounts

   Separate account assets and liabilities include two categories of account types: pass-through separate accounts totaling $4.0 billion and $3.4 billion at
December 31, 2020 and 2019, respectively, for which the policyholder assumes all investment risk, and separate accounts for which the Company contractually guarantees either a minimum return or account value to the policyholder which totaled $365 million and $310 million at December 31, 2020 and 2019, respectively. The latter category consisted primarily of company- and bank-owned life insurance. The average interest rate credited on these contracts was 4.89% and 5.40% at December 31, 2020 and 2019, respectively.

   For the years ended December 31, 2020, 2019 and 2018, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

4. Deferred Policy Acquisition Costs and Value of Business Acquired

   See Note 1 for a description of capitalized acquisition costs.

                                    MTL-31

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Deferred Policy Acquisition Costs and Value of Business Acquired (continued)

Nonparticipating and Non-Dividend-Paying Traditional Contracts

   The Company amortizes DAC and VOBA related to these contracts (term insurance and nonparticipating whole life insurance) over the appropriate premium paying period in proportion to the actual and expected future gross premiums that were set at contract issue. The expected premiums are based upon the premium requirement of each policy and assumptions for mortality, persistency and investment returns at policy issuance, or policy acquisition
(as it relates to VOBA), include provisions for adverse deviation, and are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.

Participating, Dividend-Paying Traditional Contracts

   The Company amortizes DAC and VOBA related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses, persistency and other factor changes, as well as policyholder dividend scales, are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross margins with the actual gross margins for that period. When the actual gross margins change from previously estimated gross margins, the cumulative
DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross margins exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross margins are below the previously estimated gross margins. Each reporting period, the Company also updates the actual amount of business in-force, which impacts expected future gross margins. When expected future gross margins are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross margins are above the previously estimated expected future gross margins. Each period, the Company also reviews the estimated gross margins for each block of business to determine the recoverability of DAC and VOBA balances.

Fixed and Variable Universal Life Contracts and Fixed and Variable Deferred
Annuity Contracts

   The Company amortizes DAC and VOBA related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses and persistency are reasonably likely to significantly impact the rate of DAC and
VOBA amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative
DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC and VOBA

                                    MTL-32

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Deferred Policy Acquisition Costs and Value of Business Acquired (continued)

amortization will increase, resulting in a current period charge to earnings.
The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits. When expected future gross profits are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits. Each period, the Company also reviews the estimated gross profits for each block of business to determine the recoverability of DAC and VOBA balances.

Factors Impacting Amortization

   Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period, which can result in significant fluctuations in amortization of DAC and VOBA. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the
Company's future fee expectations and decreases future benefit payment expectations on minimum death and living benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these events and only changes the assumption when its long-term expectation changes.

   The Company also periodically reviews other long-term assumptions underlying the projections of estimated gross margins and profits. These assumptions primarily relate to investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency, policyholder behavior and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC and VOBA amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.

   Periodically, the Company modifies product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If such modification, referred to as an internal replacement, substantially changes the contract, the associated DAC or VOBA is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC or VOBA amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

   Amortization of DAC and VOBA is attributed to net investment gains (losses)
and net derivative gains (losses), and to other expenses for the amount of gross margins or profits originating from transactions other than investment gains and losses. Unrealized investment gains and losses represent the amount of DAC and VOBA that would have been amortized if such gains and losses had been recognized.

                                    MTL-33

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Deferred Policy Acquisition Costs and Value of Business Acquired (continued)

   Information regarding DAC and VOBA was as follows:

                                                        Years Ended December 31,
                                                   ----------------------------------
                                                      2020        2019        2018
                                                   ----------  ----------  ----------
                                                              (In millions)
DAC:
Balance at January 1,............................. $      446  $      538  $      543
Capitalizations...................................         41          39          44
Amortization related to:
Net investment gains (losses) and net derivative
  gains (losses)..................................          1           1          (2)
Other expenses....................................        (77)        (78)        (80)
                                                   ----------  ----------  ----------
   Total amortization.............................        (76)        (77)        (82)
                                                   ----------  ----------  ----------
Unrealized investment gains (losses)..............        (50)        (54)         33
                                                   ----------  ----------  ----------
Balance at December 31,...........................        361         446         538
                                                   ----------  ----------  ----------
VOBA:
Balance at January 1,.............................         39          40          39
Amortization related to other expenses............         (2)         --          (4)
Unrealized investment gains (losses)..............         (1)         (1)          5
                                                   ----------  ----------  ----------
Balance at December 31,...........................         36          39          40
                                                   ----------  ----------  ----------
Total DAC and VOBA:
Balance at December 31,........................... $      397  $      485  $      578
                                                   ==========  ==========  ==========

   The estimated future amortization expense to be reported in other expenses for the next five years was as follows:

                                        VOBA
                                    -------------
                                    (In millions)
                              2021.   $      4
                              2022.   $      4
                              2023.   $      5
                              2024.   $      5
                              2025.   $      4

5. Reinsurance

   The Company enters into reinsurance agreements as a purchaser of reinsurance for its various insurance products and also as a provider of reinsurance for some insurance products issued by affiliated and unaffiliated companies. The
Company participates in reinsurance activities in order to limit losses and minimize exposure to significant risks.

   Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial

                                    MTL-34

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Reinsurance (continued)

strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed in Note 6.

   For its individual life insurance products, the Company has historically reinsured the mortality risk, primarily on an excess of retention or quota share basis. In addition to reinsuring mortality risk as described above, the
Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics. The Company also reinsures portions of certain level premium term and universal life policies with secondary death benefit guarantees to a former affiliate.

   The Company has reinsured certain of its annuity and supplementary contract business to an affiliate.

   The Company also assumes portions of certain whole life policies issued by an affiliate and a former affiliate. In 2020, the Company began assuming longevity risks for certain pension products issued by unaffiliated providers located in the U.K.

   The Company has exposure to catastrophes which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks.

   The Company reinsures its remaining business through a diversified group of well-capitalized reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers. The Company monitors ratings and evaluates the financial strength of its reinsurers by analyzing their financial statements. In addition, the reinsurance recoverable balance due from each reinsurer is evaluated as part of the overall monitoring process. Recoverability of reinsurance recoverable balances is evaluated based on these analyses. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at both December 31, 2020 and
2019, were not significant. The Company also secured collateral from its counterparties to mitigate counterparty default risk related to its longevity reinsurance agreements.

   The Company has secured certain reinsurance recoverable balances with various forms for collateral, including secured trusts and funds withheld accounts. The Company had $1.3 billion and $926 million of unsecured unaffiliated reinsurance recoverable balances at December 31, 2020 and 2019, respectively.

   At December 31, 2020, the Company had $2.7 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $2.4 billion, or 89%, were with the
Company's five largest unaffiliated ceded reinsurers, including $1.0 billion of net unaffiliated ceded reinsurance recoverables which were unsecured. At
December 31, 2019, the Company had $2.7 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $2.5 billion, or 93%, were with the
Company's five largest unaffiliated ceded reinsurers, including $653 million of net unaffiliated ceded reinsurance recoverables which were unsecured.

                                    MTL-35

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Reinsurance (continued)

   The amounts on the consolidated statements of operations include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows:

                                                 Years Ended December 31,
                                             -------------------------------
                                                2020       2019       2018
                                             ---------  ---------  ---------
                                                      (In millions)
  Premiums
  Direct premiums........................... $   5,952  $   4,675  $   1,266
  Reinsurance assumed.......................       743        708        732
  Reinsurance ceded.........................      (260)      (259)      (268)
                                             ---------  ---------  ---------
     Net premiums........................... $   6,435  $   5,124  $   1,730
                                             =========  =========  =========
  Universal life and investment-type
    product policy fees
  Direct universal life and investment-type
    product policy fees..................... $     428  $     437  $     458
  Reinsurance assumed.......................        --         --         --
  Reinsurance ceded.........................      (287)      (247)      (311)
                                             ---------  ---------  ---------
     Net universal life and investment-type
       product policy fees.................. $     141  $     190  $     147
                                             =========  =========  =========
  Policyholder benefits and claims
  Direct policyholder benefits and claims... $   7,102  $   5,613  $   2,181
  Reinsurance assumed.......................       667        564        599
  Reinsurance ceded.........................      (652)      (473)      (535)
                                             ---------  ---------  ---------
     Net policyholder benefits and claims... $   7,117  $   5,704  $   2,245
                                             =========  =========  =========
  Interest credited to policyholder account
    balances
  Direct interest credited to policyholder
    account balances........................ $     322  $     339  $     341
  Reinsurance assumed.......................        --         --         --
  Reinsurance ceded.........................      (101)      (105)      (101)
                                             ---------  ---------  ---------
     Net interest credited to policyholder
       account balances..................... $     221  $     234  $     240
                                             =========  =========  =========
  Other expenses
  Direct other expenses..................... $     137  $     158  $     182
  Reinsurance assumed.......................       124        133        131
  Reinsurance ceded.........................       (27)       (33)       (46)
                                             ---------  ---------  ---------
     Net other expenses..................... $     234  $     258  $     267
                                             =========  =========  =========

                                    MTL-36

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Reinsurance (continued)

   The amounts on the consolidated balance sheets include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows at:

                                                        December 31,
                               ---------------------------------------------------------------
                                            2020                            2019
                               ------------------------------- -------------------------------
                                                        Total                           Total
                                                       Balance                         Balance
                               Direct  Assumed  Ceded   Sheet  Direct  Assumed  Ceded   Sheet
                               ------- ------- ------  ------- ------- ------- ------  -------
                                                        (In millions)
Assets
Premiums, reinsurance and
  other receivables........... $   110 $  150  $3,902  $ 4,162 $    31 $  137  $3,782  $ 3,950
Deferred policy acquisition
  costs and value of business
  acquired....................     181    306     (90)     397     182    387     (84)     485
                               ------- ------  ------  ------- ------- ------  ------  -------
   Total assets............... $   291 $  456  $3,812  $ 4,559 $   213 $  524  $3,698  $ 4,435
                               ======= ======  ======  ======= ======= ======  ======  =======
Liabilities
Future policy benefits........ $16,743 $2,764  $   --  $19,507 $10,933 $2,472  $   --  $13,405
Other policy-related
  balances....................   5,743    105      (1)   5,847   5,784     74       9    5,867
Other liabilities.............     406     44     808    1,258     353     53     706    1,112
                               ------- ------  ------  ------- ------- ------  ------  -------
   Total liabilities.......... $22,892 $2,913  $  807  $26,612 $17,070 $2,599  $  715  $20,384
                               ======= ======  ======  ======= ======= ======  ======  =======

   Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on reinsurance were
$987 million and $953 million at December 31, 2020 and 2019, respectively. The deposit liabilities on reinsurance were $2 million at both December 31, 2020 and 2019.

Related Party Reinsurance Transactions

   The Company has reinsurance agreements with certain of MetLife, Inc.'s subsidiaries, including Metropolitan Life Insurance Company and MetLife
Insurance K.K., each of which is a related party. Additionally, the Company has reinsurance agreements with Brighthouse Life Insurance Company, a former subsidiary of MetLife, Inc. which was a related party through June 2018. The
Company entered into reinsurance transactions with Brighthouse Life Insurance
Company in the normal course of business and such transactions will continue based upon business needs.

                                    MTL-37

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Reinsurance (continued)

   Information regarding the significant effects of affiliated reinsurance included on the consolidated statements of operations was as follows:

                                                                  Years Ended December 31,
                                                                ----------------------------
                                                                  2020      2019      2018
                                                                --------  --------  --------
                                                                        (In millions)
Premiums
Reinsurance assumed............................................ $    111  $    111  $    314
Reinsurance ceded..............................................       (2)       (3)       (9)
                                                                --------  --------  --------
   Net premiums................................................ $    109  $    108  $    305
                                                                ========  ========  ========
Universal life and investment-type product policy fees
Reinsurance assumed............................................ $     --  $     --  $     --
Reinsurance ceded..............................................       (1)       (1)      (45)
                                                                --------  --------  --------
   Net universal life and investment-type product policy fees.. $     (1) $     (1) $    (45)
                                                                ========  ========  ========
Policyholder benefits and claims
Reinsurance assumed............................................ $    101  $     97  $    255
Reinsurance ceded..............................................       (1)       (4)      (18)
                                                                --------  --------  --------
   Net policyholder benefits and claims........................ $    100  $     93  $    237
                                                                ========  ========  ========
Interest credited to policyholder account balances
Reinsurance assumed............................................ $     --  $     --  $     --
Reinsurance ceded..............................................      (29)      (30)      (65)
                                                                --------  --------  --------
   Net interest credited to policyholder account balances...... $    (29) $    (30) $    (65)
                                                                ========  ========  ========
Other expenses
Reinsurance assumed............................................ $     19  $     15  $     65
Reinsurance ceded..............................................       --        --       (18)
                                                                --------  --------  --------
   Net other expenses.......................................... $     19  $     15  $     47
                                                                ========  ========  ========

                                    MTL-38

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Reinsurance (continued)

   Information regarding the significant effects of affiliated reinsurance included on the consolidated balance sheets was as follows at:

                                                                    December 31,
                                                       ---------------------------------------
                                                              2020                2019
                                                       ------------------- -------------------
                                                       Assumed    Ceded    Assumed    Ceded
                                                       -------- ---------- -------- ----------
                                                                    (In millions)
Assets
Premiums, reinsurance and other receivables........... $     30 $    1,034 $     31 $    1,009
Deferred policy acquisition costs and value of
  business acquired...................................       88         --      100         --
                                                       -------- ---------- -------- ----------
   Total assets....................................... $    118 $    1,034 $    131 $    1,009
                                                       ======== ========== ======== ==========
Liabilities
Future policy benefits................................ $    611 $       -- $    536 $       --
Other policy-related balances.........................        8         --        7         --
Other liabilities.....................................        9         --        9         --
                                                       -------- ---------- -------- ----------
   Total liabilities.................................. $    628 $       -- $    552 $       --
                                                       ======== ========== ======== ==========

   The Company may secure certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $1.0 billion of unsecured affiliated reinsurance recoverable balances at both December 31, 2020 and 2019.

   Affiliated reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on affiliated reinsurance were $985 million and $951 million at December 31, 2020 and 2019, respectively. There were no deposit liabilities on affiliated reinsurance at both December 31, 2020 and 2019.

6. Investments

   See Note 8 for information about the fair value hierarchy for investments and the related valuation methodologies.

Investment Risks and Uncertainties

   Investments are exposed to the following primary sources of risk: credit, interest rate, liquidity, market valuation, currency and real estate risk. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of ACL and impairments, the recognition of income on certain investments and the potential consolidation of variable interest entities
("VIEs"). The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the consolidated financial statements.

   The determination of ACL and impairments is highly subjective and is based upon periodic evaluations and assessments of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.

                                    MTL-39

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Investments (continued)

   The recognition of income on certain investments (e.g. structured securities, including mortgage-backed securities, ABS, certain structured investment transactions and FVO Securities) is dependent upon certain factors such as prepayments and defaults, and changes in such factors could result in changes in amounts to be earned.

Fixed Maturity Securities AFS

  Fixed Maturity Securities AFS by Sector

     The following table presents the fixed maturity securities AFS by sector.
  U.S. corporate and foreign corporate sectors include redeemable preferred stock. RMBS includes agency, prime, alternative and sub-prime mortgage-backed securities. ABS includes securities collateralized by corporate loans and consumer loans. Municipals includes taxable and tax-exempt revenue bonds and, to a much lesser extent, general obligations of states, municipalities and political subdivisions. Commercial mortgage-backed securities ("CMBS")
  primarily includes securities collateralized by multiple commercial mortgage loans. RMBS, ABS and CMBS are collectively, "Structured Products." In accordance with new credit loss guidance adopted January 1, 2020, securities that incurred a credit loss after December 31, 2019 and were still held as of
  December 31, 2020, are presented net of ACL. In accordance with previous guidance, both the temporary loss and OTTI loss are presented for securities that were in an unrealized loss position as of December 31, 2019.

                                 December 31, 2020                              December 31, 2019
                      ------------------------------------------ -----------------------------------------------
                                      Gross Unrealized                          Gross Unrealized
                                      ----------------                     --------------------------
                                                       Estimated                                       Estimated
                      Amortized                          Fair    Amortized        Temporary    OTTI      Fair
Sector                  Cost     ACL  Gains    Losses    Value     Cost    Gains   Losses   Losses (1)   Value
--------------------  --------- -----  ------  ------  --------- --------- ------ --------- ---------- ---------
                                                           (In millions)
U.S. corporate....... $  7,193  $  -- $  877   $   8    $ 8,062   $ 4,881  $  499   $   5     $  --     $ 5,375
Foreign corporate....    3,782     --    547      19      4,310     2,883     271      34        --       3,120
U.S. government and
  agency.............    3,517     --    372      13      3,876     1,866     230       8        --       2,088
RMBS.................    2,035     --    124       3      2,156     1,756      79       4        (1)      1,832
Foreign government...    1,504     --    360       1      1,863     1,424     256      10        --       1,670
CMBS.................    1,306     --     66       6      1,366     1,018      33       2        --       1,049
ABS..................    1,235     --     16       5      1,246       818       5       6        --         817
Municipals...........      743     --    104       1        846       332      56       2        --         386
                      --------  -----  ------  -----    -------   -------  ------   -----     -----     -------
   Total fixed
     maturity
     securities AFS.. $ 21,315  $  -- $2,466   $  56    $23,725   $14,978  $1,429   $  71     $  (1)    $16,337
                      ========  =====  ======  =====    =======   =======  ======   =====     =====     =======
--------
(1)Noncredit OTTI losses included in accumulated other comprehensive income
   ("AOCI") in an unrealized gain position are due to increases in estimated fair value subsequent to initial recognition of noncredit losses on such securities. See also "-- Net Unrealized Investment Gains (Losses)."

  Methodology for Amortization of Premium and Accretion of Discount on
  Structured Products

     Amortization of premium and accretion of discount on Structured Products considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the originally anticipated and the actual

                                    MTL-40

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Investments (continued)

  prepayments received and currently anticipated. Prepayment assumptions for
  Structured Products are estimated using inputs obtained from third-party specialists and based on management's knowledge of the current market. For credit-sensitive and certain prepayment-sensitive Structured Products, the effective yield is recalculated on a prospective basis. For all other
  Structured Products, the effective yield is recalculated on a retrospective basis.

  Maturities of Fixed Maturity Securities AFS

     The amortized cost, net of ACL and estimated fair value of fixed maturity securities AFS, by contractual maturity date, were as follows at December 31,
  2020:

                                                                    Due After Five
                                                      Due After One     Years                                Total Fixed
                                          Due in One  Year Through   Through Ten   Due After Ten Structured    Maturity
                                         Year or Less  Five Years       Years          Years      Products  Securities AFS
                                         ------------ ------------- -------------- ------------- ---------- --------------
                                                                           (In millions)
Amortized cost, net of ACL..............   $    642    $    3,704     $    3,686    $    8,707   $    4,576  $    21,315
Estimated fair value....................   $    662    $    3,894     $    4,166    $   10,235   $    4,768  $    23,725

     Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities AFS not due at a single maturity date have been presented in the year of final contractual maturity. Structured Products are shown separately, as they are not due at a single maturity.

  Continuous Gross Unrealized Losses for Fixed Maturity Securities AFS by Sector

     The following table presents the estimated fair value and gross unrealized losses of fixed maturity securities AFS in an unrealized loss position, by sector and aggregated by length of time that the securities have been in a continuous unrealized loss position. Included in the table below are securities without an ACL

                                    MTL-41

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Investments (continued)

  as of December 31, 2020, in accordance with new credit loss guidance adopted
  January 1, 2020. Also included in the table below are all securities in an unrealized loss position as of December 31, 2019, in accordance with previous guidance.

                                        December 31, 2020                           December 31, 2019
                            ------------------------------------------ -------------------------------------------
                                                  Equal to or Greater                         Equal to or Greater
                             Less than 12 Months     than 12 Months     Less than 12 Months     than 12 Months
                            --------------------- -------------------- --------------------- ---------------------
                                         Gross    Estimated   Gross                 Gross                 Gross
                            Estimated  Unrealized   Fair    Unrealized Estimated  Unrealized Estimated  Unrealized
Sector & Credit Quality     Fair Value   Losses     Value     Losses   Fair Value   Losses   Fair Value   Losses
--------------------------- ---------- ---------- --------- ---------- ---------- ---------- ---------- ----------
                                                            (Dollars in millions)
U.S. corporate.............  $    433    $   7     $   15     $   1     $    238    $   2      $   55     $   3
Foreign corporate..........       260       13         71         6          181        3         344        31
U.S. government and
  agency...................       995       13         --        --          926        8          --        --
RMBS.......................       119        1         21         1          263        3          12        --
Foreign government.........        28        1         23         1          104        1         108         9
CMBS.......................       266        4         35         2          318        2          29        --
ABS........................       306        1        155         4          188        2         255         4
Municipals.................        50        1         --        --           79        2          --        --
                             --------    -----     ------     -----     --------    -----      ------     -----
   Total fixed maturity
     securities AFS........  $  2,457    $  41     $  320     $  15     $  2,297    $  23      $  803     $  47
                             ========    =====     ======     =====     ========    =====      ======     =====
Investment grade...........     2,290       34        305        14        2,246       22         742        42
Below investment grade.....       167        7         15         1           51        1          61         5
                             --------    -----     ------     -----     --------    -----      ------     -----
   Total fixed maturity
     securities AFS........  $  2,457    $  41     $  320     $  15     $  2,297    $  23      $  803     $  47
                             ========    =====     ======     =====     ========    =====      ======     =====
Total number of securities
  in an unrealized loss
  position.................       579                 124                    401                  257
                             ========              ======               ========               ======

  Evaluation of Fixed Maturity Securities AFS for Credit Loss

   Evaluation and Measurement Methodologies

      Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used in the credit loss evaluation process include, but are not limited to: (i) the extent to which the estimated fair value has been below amortized cost, (ii) adverse conditions specifically related to a security, an industry sector or sub-sector, or an economically depressed geographic area, adverse change in the financial condition of the issuer of the security, changes in technology, discontinuance of a segment of the business that may affect future earnings, and changes in the quality of credit enhancement, (iii) payment structure of the security and likelihood of the issuer being able to make payments,
   (iv) failure of the issuer to make scheduled interest and principal payments, (v) whether the issuer, or series of issuers or an industry has suffered a catastrophic

                                    MTL-42

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Investments (continued)

   loss or has exhausted natural resources, (vi) whether the Company has the intent to sell or will more likely than not be required to sell a particular security before the decline in estimated fair value below amortized cost recovers, (vii) with respect to Structured Products, changes in forecasted cash flows after considering the changes in the financial condition of the underlying loan obligors and quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying assets backing a particular security, and the payment priority within the tranche structure of the security,
   (viii) changes in the rating of the security by a rating agency, and
   (ix) other subjective factors, including concentrations and information obtained from regulators.

      The methodology and significant inputs used to determine the amount of credit loss are as follows:

   .   The Company calculates the recovery value by performing a discounted cash flow analysis based on the present value of future cash flows. The discount rate is generally the effective interest rate of the security at the time of purchase for fixed-rate securities and the spot rate at the date of evaluation of credit loss for floating-rate securities.

   .   When determining collectability and the period over which value is expected to recover, the Company applies considerations utilized in its overall credit loss evaluation process which incorporates information regarding the specific security, fundamentals of the industry and geographic area in which the security issuer operates, and overall macroeconomic conditions. Projected future cash flows are estimated using assumptions derived from management's single best estimate, the most likely outcome in a range of possible outcomes, after giving consideration to a variety of variables that include, but are not limited to: payment terms of the security; the likelihood that the issuer can service the interest and principal payments; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; possible corporate restructurings or asset sales by the issuer; any private and public sector programs to restructure foreign government securities and municipals; and changes to the rating of the security or the issuer by rating agencies.

   .   Additional considerations are made when assessing the unique features that apply to certain Structured Products including, but not limited to:
       the quality of underlying collateral, historical performance of the underlying loan obligors, historical rent and vacancy levels, changes in the financial condition of the underlying loan obligors, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying loans or assets backing a particular security, changes in the quality of credit enhancement and the payment priority within the tranche structure of the security.

      With respect to securities that have attributes of debt and equity
   ("perpetual hybrid securities"), consideration is given in the credit loss analysis as to whether there has been any deterioration in the credit of the issuer and the likelihood of recovery in value of the securities that are in a severe unrealized loss position. Consideration is also given as to whether any perpetual hybrid securities with an unrealized loss, regardless of credit rating, have deferred any dividend payments.

      After the adoption of new credit loss guidance on January 1, 2020, in periods subsequent to the recognition of an initial ACL on a security, the
   Company reassesses credit loss quarterly. Subsequent increases or decreases in the expected cash flow from the security result in corresponding decreases or increases in the ACL which are recorded within net investment gains (losses); however, the previously recorded ACL is not reduced to an amount below zero. Full or partial write-offs are deducted from the ACL in the period the security, or a portion thereof, is considered uncollectible.
   Recoveries of amounts previously written off are recorded to the ACL in the period received. When the Company has the intent to sell the

                                    MTL-43

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Investments (continued)

   security or it is more likely than not that the Company will be required to sell the security before recovery of its amortized cost, any ACL is written off and the amortized cost is written down to estimated fair value through a charge within net investment gains (losses), which becomes the new amortized cost of the security.

      In accordance with the previous guidance, methodologies to evaluate the recoverability of a security in an unrealized loss position were similar, except: (i) the length of time estimated fair value had been below amortized cost was considered for securities, and (ii) for non-functional currency denominated securities, the impact from weakening non-functional currencies on securities that were near maturity was considered in the evaluation. In addition, measurement methodologies were similar, except: (i) a fair value floor was not utilized to limit the credit loss recognized, (ii) the amortized cost of securities was adjusted for the OTTI to the expected recoverable amount and an ACL was not utilized, (iii) subsequent to a credit loss being recognized, increases in expected cash flows from the security did not result in an immediate increase in valuation recognized in earnings through net investment gains (losses) from reduction of the ACL instead such increases in value were recorded as unrealized gains in OCI, and (iv) in periods subsequent to the recognition of OTTI on a security, the Company accounted for the impaired security as if it had been purchased on the measurement date of the impairment; accordingly, the discount (or reduced premium) based on the new cost basis was accreted over the remaining term of the security in a prospective manner based on the amount and timing of estimated future cash flows.

      During the year ended December 31, 2020, there were no provision for credit loss recorded on fixed maturity securities AFS and accordingly, there was no ACL as of December 31, 2020.

  Evaluation of Fixed Maturity Securities AFS in an Unrealized Loss Position

      Gross unrealized losses on securities without an ACL decreased
   $14 million for the year ended December 31, 2020 to $56 million primarily due to decreases in interest rates and movement in foreign currency exchange rates, partially offset by widening credit spreads.

      Gross unrealized losses on securities without an ACL that have been in a continuous gross unrealized loss position for 12 months or greater were
   $15 million at December 31, 2020, or 27% of the total gross unrealized losses on securities without an ACL.

   Investment Grade Fixed Maturity Securities AFS

      Of the $15 million of gross unrealized losses on securities without an
   ACL that have been in a continuous gross unrealized loss position for 12 months or greater, $14 million, or 93%, were related to 118 investment grade securities. Unrealized losses on investment grade securities are principally related to widening credit spreads since purchase and, with respect to fixed-rate securities, rising interest rates since purchase.

   Below Investment Grade Fixed Maturity Securities AFS

      Of the $15 million of gross unrealized losses on securities without an
   ACL that have been in a continuous gross unrealized loss position for 12 months or greater, $1 million, or 7%, were related to 6 below investment grade securities. Unrealized losses on below investment grade securities are principally related to ABS and U.S. and foreign corporate securities
   (primarily industrial and utility) and are the result of significantly wider credit spreads resulting from higher risk premiums since purchase, largely due to economic and market uncertainty, as well as with respect to fixed-rate securities, rising interest rates since

                                    MTL-44

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Investments (continued)

   purchase. Management evaluates ABS based on actual and projected cash flows after considering the quality of underlying collateral, credit enhancements, expected prepayment speeds, current and forecasted loss severity, the payment terms of the underlying assets backing a particular security and the payment priority within the tranche structure of the security. Management evaluates U.S. corporate and foreign corporate securities based on factors such as expected cash flows, financial condition and near-term and long-term prospects of the issuers.

   Current Period Evaluation

      At December 31, 2020, with respect to securities in an unrealized loss position without an ACL, the Company did not intend to sell these securities, and it was not more likely than not that the Company would be required to sell these securities before the anticipated recovery of the remaining amortized cost. Based on the Company's current evaluation of its securities in an unrealized loss position without an ACL, the Company concluded that these securities had not incurred a credit loss and should not have an ACL at December 31, 2020.

      Future provisions for credit loss will depend primarily on economic fundamentals, issuer performance (including changes in the present value of future cash flows expected to be collected), and changes in credit ratings and collateral valuation.

Mortgage Loans

  Mortgage Loans by Portfolio Segment

     Mortgage loans are summarized as follows at:

                                                  December 31,
                                  --------------------------------------------
                                           2020                   2019
                                  ---------------------  ---------------------
                                   Carrying     % of      Carrying     % of
 Portfolio Segment                  Value       Total      Value       Total
 -------------------------------  ----------  ---------  ----------  ---------
                                              (Dollars in millions)
 Mortgage loans:
 Commercial...................... $    2,179       47.1% $    1,663       53.9%
 Agricultural....................      1,593       34.5         759       24.6
 Residential.....................        872       18.9         677       21.9
                                  ----------  ---------  ----------  ---------
    Total amortized cost.........      4,644      100.5       3,099      100.4
 Allowance for credit loss.......        (24)      (0.5)        (11)      (0.4)
                                  ----------  ---------  ----------  ---------
    Total mortgage loans, net.... $    4,620      100.0% $    3,088      100.0%
                                  ==========  =========  ==========  =========

     The amount of net discounts, included within total amortized cost, primarily attributable to residential mortgage loans, was $7 million and
  $15 million at December 31, 2020 and 2019, respectively. The accrued interest income excluded from total amortized cost for commercial, agricultural and residential mortgage loans at December 31, 2020 and 2019 was $10 million and
  $8 million; $15 million and $7 million; and $7 million and $5 million, respectively.

     Purchases of mortgage loans, primarily residential, were $511 million and
  $705 million for the years ended December 31, 2020 and 2019,respectively.

                                    MTL-45

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Investments (continued)

     The Company purchases mortgage loan participation interests under a master participation agreement from an affiliate, simultaneously with the affiliate's origination or acquisition of mortgage loans. The aggregate amount of mortgage loan participation interests purchased by the Company from such affiliate for the years ended December 31, 2020, 2019 and 2018 were
  $1.1 billion, $565 million and $576 million, respectively. In connection with the mortgage loan participations, the affiliate collected mortgage loan principal and interest payments on the Company's behalf and the affiliate remitted such payments to the Company in the amount of $209 million,
  $224 million and $125 million for the years ended December 31, 2020, 2019 and
  2018, respectively.

  Allowance for Credit Loss Rollforward by Portfolio Segment

      The changes in the ACL, by portfolio segment, were as follows:

                                                                     For the Years Ended December 31,
                       ----------------------------------------------------------------------------------------------
                                         2020                                      2019
                       ----------------------------------------- ----------------------------------------- ----------
                       Commercial Agricultural Residential Total Commercial Agricultural Residential Total Commercial
                       ---------- ------------ ----------- ----- ---------- ------------ ----------- ----- ----------
                                                                               (In millions)
Balance at
 January 1,...........    $ 9         $ 2          $--      $11     $ 7         $ 2          $--      $ 9     $ 6
Additions:
Provision
 (release)............      6           4            3       13       2          --           --        2       1
Adoption of new
 credit loss
 guidance.............     (4)          3            1       --      --          --           --       --      --
Initial credit losses
 on PCD
 loans (1)............     --          --           --       --      --          --           --       --      --
Reductions:...........
Charge-offs, net of
 recoveries...........     --          --           --       --      --          --           --       --      --
                          ---         ---          ---      ---     ---         ---          ---      ---     ---
Balance at
 December 31,.........    $11         $ 9          $ 4      $24     $ 9         $ 2          $--      $11     $ 7
                          ===         ===          ===      ===     ===         ===          ===      ===     ===

                       -------------------------------
                               2018
                       -------------------------------
                       Agricultural Residential Total
                       ------------ ----------- -----

Balance at
 January 1,...........     $--          $--      $ 6
Additions:
Provision
 (release)............       2           --        3
Adoption of new
 credit loss
 guidance.............      --           --       --
Initial credit losses
 on PCD
 loans (1)............      --           --       --
Reductions:...........
Charge-offs, net of
 recoveries...........      --           --       --
                           ---          ---      ---
Balance at
 December 31,.........     $ 2          $--      $ 9
                           ===          ===      ===
--------
(1)Represents the initial credit losses on purchased mortgage loans accounted for as purchased financial assets with credit deterioration ("PCD").

   Allowance for Credit Loss Methodology

      After the adoption of new credit loss guidance on January 1, 2020, the
   Company records an allowance for expected lifetime credit loss in an amount that represents the portion of the amortized cost basis of mortgage loans that the Company does not expect to collect, resulting in mortgage loans being presented at the net amount expected to be collected. In determining the Company's ACL, management: (i) pools mortgage loans that share similar risk characteristics, (ii) considers expected lifetime credit loss over the contractual term of its mortgage loans adjusted for expected prepayments and any extensions, and (iii) considers past events and current and forecasted economic conditions. Each of the Company's commercial, agricultural and residential mortgage loan portfolio segments are evaluated separately. The
   ACL is calculated for each mortgage loan portfolio segment based on inputs unique to each loan portfolio segment. On a quarterly basis, mortgage loans within a portfolio segment that share similar risk

                                    MTL-46

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Investments (continued)

   characteristics, such as internal risk ratings or consumer credit scores, are pooled for calculation of ACL. On an ongoing basis, mortgage loans with dissimilar risk characteristics (i.e., loans with significant declines in credit quality), collateral dependent mortgage loans (i.e., when the borrower is experiencing financial difficulty, including when foreclosure is reasonably possible or probable) and reasonably expected troubled debt restructurings ("TDRs") (i.e., the Company grants concessions to borrower that is experiencing financial difficulties) are evaluated individually for credit loss. The ACL for loans evaluated individually are established using the same methodologies for all three portfolio segments. For example, the
   ACL for a collateral dependent loan is established as the excess of amortized cost over the estimated fair value of the loan's underlying collateral, less selling cost when foreclosure is probable. Accordingly, the change in the estimated fair value of collateral dependent loans, which are evaluated individually for credit loss, is recorded as a change in the ACL which is recorded on a quarterly basis as a charge or credit to earnings in net investment gains (losses).

      In accordance with the previous guidance, evaluation and measurement methodologies in determining the ACL were similar, except: (i) credit loss was recognized when incurred (when it was probable, based on current information and events, that all amounts due under the loan agreement would not be collected), (ii) pooling of loans with similar risk characteristics was permitted, but not required, (iii) forecasts of economic conditions were not considered in the evaluation, (iv) measurement of the expected lifetime credit loss over the contractual term, or expected term, was not considered in the measurement, and (v) the credit loss for loans evaluated individually could also be determined using either discounted cash flows using the loans'
   original effective interest rate or observable market prices.

   Commercial and Agricultural Mortgage Loan Portfolio Segments

      Commercial and agricultural mortgage loan ACL are calculated in a similar manner. Within each loan portfolio segment, commercial and agricultural, loans are pooled by internal risk rating. Estimated lifetime loss rates, which vary by internal risk rating, are applied to the amortized cost of each loan, excluding accrued investment income, on a quarterly basis to develop the ACL. Internal risk ratings are based on an assessment of the loan's credit quality, which can change over time. The estimated lifetime loss rates are based on several loan portfolio segment-specific factors, including (i) the Company's experience with defaults and loss severity,
   (ii) expected default and loss severity over the forecast period,
   (iii) current and forecasted economic conditions including growth, inflation, interest rates and unemployment levels, (iv) loan specific characteristics including loan-to-value ("LTV") ratios, and (v) internal risk ratings. These evaluations are revised as conditions change and new information becomes available. The Company uses its several decades of historical default and loss severity experience which capture multiple economic cycles. The Company uses a forecast of economic assumptions for a two-year period for most of its commercial and agricultural mortgage loans, while a one-year period is used for loans originated in certain markets.
   After the applicable forecast period, the Company reverts to its historical loss experience using a straight-line basis over two years. For evaluations of commercial mortgage loans, in addition to historical experience, management considers factors that include the impact of a rapid change to the economy, which may not be reflected in the loan portfolio, recent loss and recovery trend experience as compared to historical loss and recovery experience, and loan specific characteristics including debt service coverage ratios ("DSCR"). In estimating expected lifetime credit loss over the term of its commercial mortgage loans, the Company adjusts for expected prepayment and extension experience during the forecast period using historical prepayment and extension experience considering the expected position in the economic cycle and the loan profile (i.e., floating rate, shorter-term fixed rate and longer-term fixed rate) and after the forecast period

                                    MTL-47

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Investments (continued)

   using long-term historical prepayment experience. For evaluations of agricultural mortgage loans, in addition to historical experience, management considers factors that include increased stress in certain sectors, which may be evidenced by higher delinquency rates, or a change in the number of higher risk loans. In estimating expected lifetime credit loss over the term of its agricultural mortgage loans, the Company's experience is much less sensitive to the position in the economic cycle and by loan profile; accordingly, historical prepayment experience is used, while extension terms are not prevalent with the Company's agricultural mortgage loans.

      Commercial mortgage loans are reviewed on an ongoing basis, which review includes, but is not limited to, an analysis of the property financial statements and rent roll, lease rollover analysis, property inspections, market analysis, estimated valuations of the underlying collateral, LTV ratios, DSCR and tenant creditworthiness. The monitoring process focuses on higher risk loans, which include those that are classified as restructured, delinquent or in foreclosure, as well as loans with higher LTV ratios and lower DSCR. Agricultural mortgage loans are reviewed on an ongoing basis, which review includes, but is not limited to, property inspections, market analysis, estimated valuations of the underlying collateral, LTV ratios and borrower creditworthiness, as well as reviews on a geographic and property-type basis. The monitoring process for agricultural mortgage loans also focuses on higher risk loans.

      For commercial mortgage loans, the primary credit quality indicator is the DSCR, which compares a property's net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the DSCR, the higher the risk of experiencing a credit loss. The
   Company also reviews the LTV ratio of its commercial mortgage loan portfolio. LTV ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. Generally, the higher the LTV ratio, the higher the risk of experiencing a credit loss. The DSCR and the values utilized in calculating the ratio are updated routinely. In addition, the LTV ratio is routinely updated for all but the lowest risk loans as part of the Company's ongoing review of its commercial mortgage loan portfolio.

      For agricultural mortgage loans, the Company's primary credit quality indicator is the LTV ratio. The values utilized in calculating this ratio are developed in connection with the ongoing review of the agricultural mortgage loan portfolio and are routinely updated.

      Commitments to lend: After loans are approved, the Company makes commitments to lend and, typically, borrowers draw down on some or all of the commitments. The timing of mortgage loan funding is based on the commitment expiration dates. A liability for credit loss for unfunded commercial and agricultural mortgage loan commitments is recorded within net investment gains (losses). The liability is based on estimated lifetime loss rates as described above and the amount of the outstanding commitments, which for lines of credit, considers estimated utilization rates. When the commitment is funded or expires, the liability is adjusted accordingly.

   Residential Mortgage Loan Portfolio Segment

      The Company's residential mortgage loan portfolio is comprised primarily of purchased closed end, amortizing residential mortgage loans, including both performing loans purchased within 12 months of origination and reperforming loans purchased after they have been performing for at least 12 months post-modification. Residential mortgage loans are pooled by loan type
   (i.e., new origination and reperforming) and pooled by similar risk profiles
   (including consumer credit score and LTV ratios). Estimated lifetime loss rates, which vary by loan type and risk profile, are applied to the amortized cost of each loan excluding accrued investment income on a quarterly basis to develop the ACL. The estimated lifetime loss rates are

                                    MTL-48

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Investments (continued)

   based on several factors, including (i) industry historical experience and expected results over the forecast period for defaults, (ii) loss severity,
   (iii) prepayment rates, (iv) current and forecasted economic conditions including growth, inflation, interest rates and unemployment levels, and
   (v) loan pool specific characteristics including consumer credit scores, LTV ratios, payment history and home prices. These evaluations are revised as conditions change and new information becomes available. The Company uses industry historical experience which captures multiple economic cycles as the Company has purchased most of its residential mortgage loans in the last five years. The Company uses a forecast of economic assumptions for a two-year period for most of its residential mortgage loans. After the applicable forecast period, the Company immediately reverts to industry historical loss experience.

      For residential mortgage loans, the Company's primary credit quality indicator is whether the loan is performing or nonperforming. The Company generally defines nonperforming residential mortgage loans as those that are
   60 or more days past due and/or in nonaccrual status which is assessed monthly. Generally, nonperforming residential mortgage loans have a higher risk of experiencing a credit loss.

  Mortgage Loan Concessions

     In response to the adverse economic impact of the COVID-19 Pandemic, during 2020 the Company granted concessions to certain of its commercial, agricultural and residential mortgage loan borrowers, including payment deferrals and other loan modifications. The Company has elected the option under the Coronavirus Aid, Relief, and Economic Security Act ("CARES Act"),
  the Consolidated Appropriations Act, 2021 and the Interagency Statement on
  Loan Modifications and Reporting for Financial Institutions Working with
  Customers Affected by the Coronavirus (Revised) ("Interagency Statement")
  issued by bank regulatory agencies, not to account for or report qualifying concessions as TDRs and not to classify such loans as either past due or nonaccrual during the payment deferral period. Additionally, in accordance with the FASB's published response to a COVID-19 Pandemic technical inquiry, the Company continues to accrue interest income on such loans that have deferred payment. The Company records an ACL on this accrued interest income.

   Commercial

      For some commercial mortgage loan borrowers (principally in the retail and hotel sectors), the Company granted concessions which were primarily interest and principal payment deferrals generally ranging from three to four months and, to a much lesser extent, maturity date extensions. Deferred commercial mortgage loan interest and principal payments were $4 million at
   December 31, 2020.

   Agricultural

      For some agricultural mortgage loan borrowers (principally in the annual crops and agribusiness sectors), the Company granted concessions which were primarily principal payment deferrals generally ranging from three to 12 months, and covenant changes and, to a much lesser extent, maturity date extensions. Deferred agricultural mortgage loan interest and principal payments were $0 at December 31, 2020.

   Residential

      For some residential mortgage loan borrowers, the Company granted concessions which were primarily three-month interest and principal payment deferrals. Deferred residential mortgage loan interest and principal payments were $1 million at December 31, 2020.

                                    MTL-49

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Investments (continued)

   Troubled Debt Restructurings

      The Company assesses loan concessions prior to the issuance of, or outside the scope of, the CARES Act, the Consolidated Appropriations Act,
   2021 and the Interagency Statement on a case-by-case basis to evaluate whether a TDR has occurred. The Company may grant concessions to borrowers experiencing financial difficulties, which if not significant are not classified as TDRs, while more significant concessions are classified as
   TDRs. Generally, the types of concessions include: reduction of the contractual interest rate, extension of the maturity date at an interest rate lower than current market interest rates, and/or a reduction of accrued interest. The amount, timing and extent of the concessions granted are considered in determining any ACL recorded.

      For both the years ended December 31, 2020 and 2019, the Company did not have any commercial mortgage loans and residential mortgage loans modified in a troubled debt restructuring.

      For the year ended December 31, 2020, the Company did not have a significant amount of agricultural mortgage loans modified in a troubled debt restructuring. For the year ended December 31, 2019, the Company did not have any agricultural mortgage loans modified in a troubled debt restructuring.

      For both years ended December 31, 2020 and 2019, the Company did not have mortgage loans modified in a troubled debt restructuring with subsequent payment default.

  Credit Quality of Mortgage Loans by Portfolio Segment

     The amortized cost of commercial mortgage loans by credit quality indicator and vintage year was as follows at December 31, 2020:

Credit Quality                                              Revolving           % of
Indicator          2020   2019   2018   2017   2016  Prior    Loans    Total    Total
----------------- ------ ------ ------ ------ ------ ------ --------- -------- -------
                                          (Dollars in millions)
LTV ratios:
Less than 65%.... $  377 $  356 $  250 $  134 $  120 $  342   $  --   $  1,579    72.5%
65% to 75%.......    153    148     68     47      5     61      --        482    22.1
76% to 80%.......     --     --      2      9      5     15      --         31     1.4
Greater than 80%.     --     --     13      1      1     72      --         87     4.0
                  ------ ------ ------ ------ ------ ------   -----   -------- -------
   Total......... $  530 $  504 $  333 $  191 $  131 $  490   $  --   $  2,179   100.0%
                  ====== ====== ====== ====== ====== ======   =====   ======== =======
DSCR:
 1.20x.......... $  492 $  483 $  325 $  180 $  129 $  452   $  --   $  2,061    94.6%
1.00x - 1.20x....     18     --     --      5      2     16      --         41     1.9
<1.00x...........     20     21      8      6     --     22      --         77     3.5
                  ------ ------ ------ ------ ------ ------   -----   -------- -------
   Total......... $  530 $  504 $  333 $  191 $  131 $  490   $  --   $  2,179   100.0%
                  ====== ====== ====== ====== ====== ======   =====   ======== =======

                                    MTL-50

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Investments (continued)

     The amortized cost of agricultural mortgage loans by credit quality indicator and vintage year was as follows at December 31, 2020:

                                                                 Revolving           % of
Credit Quality Indicator   2020   2019   2018  2017  2016  Prior   Loans    Total    Total
------------------------  ------ ------ ------ ----- ----- ----- --------- -------- ------
                                                (Dollars in millions)
     LTV ratios:
     Less than 65%....... $  794 $  207 $  316 $  40 $  52 $  40   $  11   $  1,460   91.7%
     65% to 75%..........     56      5     49    15    --     4       4        133    8.3
                          ------ ------ ------ ----- ----- -----   -----   -------- ------
        Total............ $  850 $  212 $  365 $  55 $  52 $  44   $  15   $  1,593    100%
                          ====== ====== ====== ===== ===== =====   =====   ======== ======

     The amortized cost of residential mortgage loans by credit quality indicator and vintage year was as follows at December 31, 2020:

                                                               Revolving         % of
Credit Quality Indicator   2020   2019  2018  2017 2016  Prior   Loans   Total   Total
------------------------  ------ ------ ----- ---- ----- ----- --------- ------ ------
                                              (Dollars in millions)
Performance indicators:
Performing............... $  170 $  677 $  20 $  1 $  -- $  --   $  --   $  868   99.5%
Nonperforming............      1      3    --   --    --    --      --        4    0.5%
                          ------ ------ ----- ---- ----- -----   -----   ------ ------
   Total................. $  171 $  680 $  20 $  1 $  -- $  --   $  --   $  872  100.0%
                          ====== ====== ===== ==== ===== =====   =====   ====== ======

     LTV ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. At December 31, 2020, the amortized cost of commercial and agricultural mortgage loans with a LTV ratio in excess of 100% was $24 million, or less than 1% of total commercial and agricultural mortgage loans, however after considering the reduction in carrying value from the related ACL, no loans have a ratio greater than 100%

  Past Due and Nonaccrual Mortgage Loans

     The Company has a high quality, well performing mortgage loan portfolio, with greater than 99% of all mortgage loans classified as performing at both
  December 31, 2020 and 2019. The Company defines delinquency consistent with industry practice, when mortgage loans are past due more than two or more months, as applicable, by portfolio segment. The past due and nonaccrual mortgage loans at amortized cost, prior to ACL, by portfolio segment, were as follows:

                                        Greater than 90 Days Past Due
                      Past Due          and Still Accruing Interest          Nonaccrual
              ------------------------- ----------------------------- -------------------------
              December 31, December 31, December 31,   December 31,   December 31, December 31,
                  2020         2019         2020           2019           2020         2019
              ------------ ------------ ------------   ------------   ------------ ------------
                                              (In millions)
Commercial...     $ --         $ --        $  --           $ --          $   16        $  9
Agricultural.       --            5           --              5               5          --
Residential..        4           --           --             --               4          --
                  ----         ----        -----           ----          ------        ----
   Total.....     $  4         $  5        $  --           $  5          $   25        $  9
                  ====         ====        =====           ====          ======        ====

                                    MTL-51

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Investments (continued)

     The amortized cost for nonaccrual commercial, agricultural and residential mortgage loans at beginning of year 2019 was $9 million, $0 and $0, respectively. The amortized cost for nonaccrual commercial mortgage loans with no ACL was $7 million and $0 at December 31, 2020 and December 31, 2019, respectively. The amortized cost for nonaccrual agricultural mortgage loans with no ACL was $5 million and $0 at December 31, 2020 and December 31, 2019, respectively. There were no nonaccrual residential mortgage loans without an
  ACL at either December 31, 2020 or December 31, 2019.

  Purchased Investments with Credit Deterioration

     Investments that, as of the date of acquisition, have experienced a more-than-insignificant deterioration in credit quality since origination are classified as PCD. The amortized cost for PCD investments is the purchase price plus an ACL for the initial estimate of expected lifetime credit losses established upon purchase. Subsequent changes in the ACL on PCD investments are recorded in net investment gains (losses). The non-credit discount or premium is accreted or amortized to net investment income on an effective yield basis. For the year ended December 31, 2020 the Company did not have
  PCD.

Real Estate and Real Estate Joint Ventures

   The Company's real estate investment portfolio is diversified by property type, geography and income stream, including income from operating leases, operating income and equity in earnings from equity method real estate joint ventures. Real estate investments, by income type, as well as income earned, were as follows at and for the periods indicated:

                                                       December 31,    Years Ended December 31,
                                                     ----------------- -------------------------
                                                       2020     2019     2020     2019    2018
                                                     -------- -------- -------  -------  -------
Income Type                                           Carrying Value            Income
---------------------------------------------------- ----------------- -------------------------
                                                                    (In millions)
Leased real estate investments (1).................. $     56 $    235 $    33  $    20  $    22
Other real estate investments.......................       --       --       2       --       --
Real estate joint ventures..........................      273      212      (2)      (1)       5
                                                     -------- -------- -------  -------  -------
   Total real estate and real estate joint ventures. $    329 $    447 $    33  $    19  $    27
                                                     ======== ======== =======  =======  =======
--------
(1)During 2020, the Company's leased real estate investments increased due to the expiration of leveraged leases where the underlying assets were real estate. Subsequently, in the fourth quarter of 2020, the Company transferred certain leased real estate investments to an affiliate as part of an invested asset non-cash transaction.

   Depreciation expense on real estate investments was $15 million, $6 million and $7 million for the years ended December 31, 2020, 2019 and 2018, respectively. Real estate investments were net of accumulated depreciation of
$5 million and $61 million at December 31, 2020 and 2019, respectively.

   As a result of the COVID-19 Pandemic, earnings from certain of the Company's equity method real estate joint ventures were reduced for the year ended
December 31, 2020. Certain of these real estate joint ventures have granted some lessees COVID-19 Pandemic-related lease concessions, that were not material to the Company. See "-- Leases -- Lease Concessions."

                                    MTL-52

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Investments (continued)

Leases

  Leased Real Estate Investments -- Operating Leases

     The Company, as lessor, leases investment real estate through a variety of operating lease arrangements, which typically include tenant reimbursement for property operating costs and options to renew or extend the lease. In some circumstances, leases may include an option for the lessee to purchase the property. The Company has elected a practical expedient of not separating non-lease components related to reimbursement of property operating costs from associated lease components. These property operating costs have the same timing and pattern of transfer as the related lease component, because they are incurred over the same period of time as the operating lease. Therefore, the combined component is accounted for as a single operating lease. Risk is managed through lessee credit analysis, property type diversification, and geographic diversification. Leased real estate investments and income earned, by property type, were as follows at and for the periods indicated:

                                                   December 31,   Years Ended December 31,
                                                 ---------------- -----------------------
                                                  2020     2019    2020     2019    2018
                                                 ------- -------- -------  ------- -------
Property Type                                     Carrying Value          Income
--------------------------------------------     ---------------- -----------------------
                                                              (In millions)
Leased real estate investments:
   Office....................................... $    -- $    178 $    28  $    14 $    17
   Industrial...................................      13       14       3        4       3
   Land.........................................      43       43       2        2       2
                                                 ------- -------- -------  ------- -------
       Total leased real estate investments..... $    56 $    235 $    33  $    20 $    22
                                                 ======= ======== =======  ======= =======

     Future contractual receipts under operating leases as of December 31, 2020 are $6 million in 2021, $6 million in 2022, $5 million in 2023, $4 million in
  2024, $3 million in 2025, $2 million thereafter, and in total are $26 million.

  Leveraged Leases

     Investment in leveraged leases consisted of the following at:

                                                      December 31,
                                                    ----------------
                                                     2020     2019
                                                    ------- --------
                                                      (In millions)
           Estimated residual values............... $    -- $    159
           Unearned income.........................      --       (2)
              Investment in leases, before ACL.....      --      157
           ACL.....................................      --       --
                                                    ------- --------
              Investment in leases, net of ACL..... $    -- $    157
                                                    ======= ========

     Lease receivables are generally due in periodic installments. The payment period for leveraged lease is less than one year. For lease receivables, the primary credit quality indicator is whether the receivable is performing or nonperforming, which is assessed monthly. The Company generally defines nonperforming lease receivables as those that are 90 days or more past due.
  At December 31, 2019, all lease receivables were performing.

                                    MTL-53

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Investments (continued)

     The deferred income tax liability related to leveraged leases was $0 and
  $41 million at December 31, 2020 and 2019, respectively.

     The components of income from investment in leveraged leases, excluding net investment gains (losses), were as follows:

                                                Years Ended December 31,
                                                ------------------------
                                                  2020     2019    2018
                                                --------- ------- ------
                                                     (In millions)
       Lease investment income................. $       3 $    11 $   10
       Less: Income tax expense................         1       2      2
                                                --------- ------- ------
          Lease investment income, net of
            income tax......................... $       2 $     9 $    8
                                                ========= ======= ======

     In accordance with new credit loss guidance adopted January 1, 2020, the
  Company records an allowance for expected lifetime credit loss in an amount that represents the portion of the investment in leases that the Company does not expect to collect, resulting in the investment in leases being presented at the net amount expected to be collected. In determining the ACL, management: (i) pools leases that share similar risk characteristics,
  (ii) considers expected lifetime credit loss over the contractual term of the lease, and (iii) considers past events and current and forecasted economic conditions. Leases with dissimilar risk characteristics are evaluated individually for credit loss. Expected lifetime credit loss on leveraged and direct financing lease receivables is estimated using a probability of default and loss given default model, where the probability of default incorporates third party credit ratings of the lessee and the related historical default data. The Company also assesses the non-guaranteed residual values for recoverability by comparison to the current estimated fair value of the leased asset and considers other relevant market information such as independent third-party forecasts, consulting, asset brokerage and investment banking reports and data, comparable market transactions, and factors such as the competitive dynamics impacting specific industries, technological change and obsolescence, government and regulatory rules, tax policy, potential environmental liabilities and litigation.

     Prior to the adoption of the new credit loss guidance, lease impairment losses were recorded as incurred. Under the incurred loss model, if all amounts due under the lease agreement would not be collected, based on current information and events, an impairment loss was recorded. The impairment loss was recorded as a reduction of the investment in lease and within net investment gains (losses).

  Lease Concessions

     In response to the adverse economic impact of the COVID-19 Pandemic, the
  Company granted concessions to certain of its operating lease lessees, primarily in the form of rent deferrals. In accordance with a Question and
  Answer document issued by the FASB in response to the COVID-19 Pandemic, the
  Company has elected not to evaluate whether such lease concessions are lease modifications, continues to accrue income on such leases and records rent receivables. There were no deferred rental payments or rental abatements for operating leases at December 31, 2020. The Company has interests in certain unconsolidated real estate joint ventures which have granted COVID-19
  Pandemic-related lease concessions.

Cash Equivalents

   The carrying value of cash equivalents, which includes securities and other investments with an original or remaining maturity of three months or less at the time of purchase, was $550 million and $595 million at December 31, 2020 and 2019, respectively.

                                    MTL-54

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Investments (continued)

Net Unrealized Investment Gains (Losses)

   Unrealized investment gains (losses) on fixed maturity securities AFS and derivatives and the effect on DAC, VOBA and future policy benefits, that would result from the realization of the unrealized gains (losses), are included in net unrealized investment gains (losses) in AOCI.

   The components of net unrealized investment gains (losses), included in
AOCI, were as follows:

                                                        Years Ended December 31,
                                                     ------------------------------
                                                        2020       2019      2018
                                                     ----------  --------  --------
                                                              (In millions)
Fixed maturity securities AFS....................... $    2,412  $  1,361  $    409
Derivatives.........................................        (79)       55        69
Other...............................................          1        --        --
                                                     ----------  --------  --------
       Subtotal.....................................      2,334     1,416       478
                                                     ----------  --------  --------
Amounts allocated from:
Future policy benefits..............................       (566)     (193)      (64)
DAC and VOBA........................................       (145)      (94)      (39)
                                                     ----------  --------  --------
       Subtotal.....................................       (711)     (287)     (103)
                                                     ----------  --------  --------
Deferred income tax benefit (expense)...............       (341)     (237)      (79)
                                                     ----------  --------  --------
       Net unrealized investment gains (losses)..... $    1,282  $    892  $    296
                                                     ==========  ========  ========

   The changes in net unrealized investment gains (losses) were as follows:

                                                                          Years Ended December 31,
                                                                       ------------------------------
                                                                          2020       2019      2018
                                                                       ----------  --------  --------
                                                                                (In millions)
Balance at January 1,................................................. $      892  $    296  $    559
Cumulative effects of changes in accounting principles, net of income
  tax.................................................................         --         1       112
Unrealized investment gains (losses) during the year..................        918       937      (545)
Unrealized investment gains (losses) relating to:
Future policy benefits................................................       (373)     (129)       34
DAC and VOBA..........................................................        (51)      (55)       38
Deferred income tax benefit (expense).................................       (104)     (158)       98
                                                                       ----------  --------  --------
Balance at December 31,............................................... $    1,282  $    892  $    296
                                                                       ----------  --------  --------
   Change in net unrealized investment gains (losses)................. $      390  $    596  $   (263)
                                                                       ==========  ========  ========

Concentrations of Credit Risk

   Investments in any counterparty that were greater than 10% of the Company's stockholder's equity, other than the U.S. government and its agencies, were in fixed income securities of the Canadian federal and provincial governments with an estimated fair value of $1.3 billion and $1.2 billion at December 31, 2020 and 2019, respectively.

                                    MTL-55

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Investments (continued)

Securities Lending

   Securities, Collateral and Reinvestment Portfolio

   A summary of the outstanding securities lending transactions is as follows:

                                                        December 31,
                    -------------------------------------------------------------------------------------
                                       2020                                       2019
                    ------------------------------------------ ------------------------------------------
                    Securities (1)                             Securities (1)
                    --------------                             --------------
                                        Cash                                       Cash
                                     Collateral   Reinvestment                  Collateral   Reinvestment
                      Estimated    Received from  Portfolio at   Estimated    Received from  Portfolio at
                         Fair      Counterparties  Estimated        Fair      Counterparties  Estimated
Agreement Type          Value           (2)        Fair Value      Value           (2)        Fair Value
------------------- -------------- -------------- ------------ -------------- -------------- ------------
                                                        (In millions)
Securities lending.    $  1,676       $  1,709      $  1,732       $  878         $  900        $  910
--------
(1)Securities on loan are included within fixed maturity securities AFS and short-term investments.

(2)The liability for cash collateral is included within payables for collateral under securities loaned and other transactions.

   Contractual Maturities

     A summary of the remaining contractual maturities of securities lending agreements is as follows:

                                                       December 31,
                              ---------------------------------------------------------------------------
                                            2020                                  2019
                              -------------------------------------- ------------------------------------
                              Remaining Tenor of Securities          Remaining Tenor of Securities
                                Lending Agreements                     Lending Agreements
                              -----------------------------          -----------------------------
                                                    Over                                   Over
                                         1 Month   1 to 6                       1 Month   1 to 6
Security Type                 Open (1)   or Less   Months    Total   Open (1)   or Less   Months   Total
----------------------------- --------   -------   ------   -------- --------   -------   ------   ------
                                                       (In millions)
Cash collateral liability by
  loaned security type:
U.S. government and agency...  $  563    $  910    $  232   $  1,705  $  147    $  450    $  303   $  900
U.S. corporate...............       4        --        --          4      --        --        --       --
                               ------    ------     ------  --------  ------    ------     ------  ------
Total........................  $  567    $  910    $  232   $  1,709  $  147    $  450    $  303   $  900
                               ======    ======     ======  ========  ======    ======     ======  ======
--------
(1)The related loaned security could be returned to the Company on the next business day, which would require the Company to immediately return the cash collateral.

   If the Company is required to return significant amounts of cash collateral on short notice and is forced to sell securities to meet the return obligation, it may have difficulty selling such collateral that is invested in securities in a timely manner, be forced to sell securities in a volatile or illiquid market for less than what otherwise would have been realized under normal market conditions, or both.

   The reinvestment portfolio consist principally of high quality, liquid, publicly-traded fixed maturity securities AFS, short term investments, cash equivalents, or cash. If the securities on loan or the reinvestment

                                    MTL-56

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Investments (continued)

portfolio become less liquid, liquidity resources within the general account are available to meet any potential cash demands when securities on loan are put back by the counterparty.

Invested Assets on Deposit, Held in Trust and Pledged as Collateral

   Invested assets on deposit, held in trust and pledged as collateral are presented below at estimated fair value for all asset classes at:

                                                                 December 31,
                                                             ---------------------
                                                                2020       2019
                                                             ---------- ----------
                                                                 (In millions)
Invested assets on deposit (regulatory deposits)............ $    1,493 $    1,335
Invested assets held in trust (reinsurance agreements)......         --          5
Invested assets pledged as collateral (1)...................      1,499      1,057
                                                             ---------- ----------
   Total invested assets on deposit, held in trust and
     pledged as collateral.................................. $    2,992 $    2,397
                                                             ========== ==========
--------
(1)The Company has pledged invested assets in connection with various agreements and transactions, including funding agreements (see Note 3) and derivative transactions (see Note 7).

   See "-- Securities Lending" for information regarding securities supporting securities lending. In addition, the Company's investment in FHLB common stock, which is considered restricted until redeemed by the issuers, was $49 million and $39 million, at redemption value, at December 31, 2020 and 2019, respectively, (see Note 1).

Collectively Significant Equity Method Investments

   The Company holds investments in real estate joint ventures, real estate funds and other limited partnership interests consisting of leveraged buy-out funds, hedge funds, private equity funds, joint ventures and other funds. The portion of these investments accounted for under the equity method had a carrying value of $814 million at December 31, 2020. The Company's maximum exposure to loss related to these equity method investments is limited to the carrying value of these investments plus unfunded commitments of $636 million at December 31, 2020. Except for certain real estate joint ventures and certain funds, the Company's investments in its remaining real estate funds and other limited partnership interests are generally of a passive nature in that the
Company does not participate in the management of the entities.

   As described in Note 1, the Company generally records its share of earnings in its equity method investments using a three-month lag methodology and within net investment income. Aggregate net investment income from these equity method investments exceeded 10% of the Company's consolidated pre-tax income (loss)
for three of the most recent annual periods: 2020, 2019 and 2018. The following aggregated summarized financial data reflects the latest available financial information and does not represent the Company's proportionate share of the assets, liabilities, or earnings of such entities.

   Aggregate total assets of these entities totaled $209.9 billion and
$139.2 billion at December 31, 2020, 2019, respectively. Aggregate total liabilities of these entities totaled $28.7 billion and $19.8 billion at
December 31, 2020, 2019, respectively. Aggregate net income (loss) of these entities totaled $8.4 billion, $8.3 billion and $11.3 billion for the years ended December 31, 2020, 2019 and 2018, respectively. Aggregate net income (loss)

                                    MTL-57

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Investments (continued)

from the underlying entities in which the Company invests is primarily comprised of investment income, including recurring investment income and realized and unrealized investment gains (losses).

Variable Interest Entities

   The Company has invested in legal entities that are VIEs. In certain instances, the Company holds both the power to direct the most significant activities of the entity, as well as an economic interest in the entity and, as such, is deemed to be the primary beneficiary or consolidator of the entity.
The determination of the VIE's primary beneficiary requires an evaluation of the contractual and implied rights and obligations associated with each party's relationship with or involvement in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party involved in the entity.

  Consolidated VIEs

     There were no VIEs for which the Company has concluded that it is the primary beneficiary and which are consolidated at December 31, 2020 and 2019.

  Unconsolidated VIEs

     The carrying amount and maximum exposure to loss relating to VIEs in which the Company holds a significant variable interest but is not the primary beneficiary and which have not been consolidated were as follows at:

                                                                             December 31,
                                                             ---------------------------------------------
                                                                      2020                   2019
                                                             ---------------------- ----------------------
                                                                          Maximum                Maximum
                                                              Carrying   Exposure    Carrying   Exposure
Asset Type                                                     Amount   to Loss (1)   Amount   to Loss (1)
-----------------------------------------------------------  ---------- ----------- ---------- -----------
                                                                             (In millions)
Fixed maturity securities AFS:
   Structured Products (2).................................. $    4,094 $    4,094  $    2,922 $    2,922
   U.S. and foreign corporate...............................        522        522         280        280
   Foreign government.......................................         41         41          39         39
Other limited partnership interests.........................        511      1,083         347        855
Real estate joint ventures..................................        160        160         161        161
Other invested assets.......................................          2          4           2          4
                                                             ---------- ----------  ---------- ----------
       Total................................................ $    5,330 $    5,904  $    3,751 $    4,261
                                                             ========== ==========  ========== ==========
--------
(1) The maximum exposure to loss relating to fixed maturity securities AFS is equal to their carrying amounts or the carrying amounts of retained interests. The maximum exposure to loss relating to other limited partnership interests and the affiliated real estate joint ventures is equal to the carrying amounts plus any unfunded commitments. For certain of its investments in other invested assets, the Company's return was in the form of income tax credits which were guaranteed by creditworthy third parties. For such investments, the maximum exposure to loss was equal to the carrying amounts plus any unfunded commitments, reduced by income tax credits guaranteed by third parties. The Company had income tax credits guaranteed by third parties of $0 and less than $1 million at December 31,
    2020 and 2019, respectively. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee.

                                    MTL-58

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Investments (continued)

(2) For these variable interests, the Company's involvement is limited to that of a passive investor in mortgage-backed or asset-backed securities issued by trusts that do not have substantial equity.

     As described in Note 13, the Company makes commitments to fund partnership investments in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to investees designated as VIEs for each of the years ended December 31, 2020, 2019 and
  2018.

Net Investment Income

   The components of net investment income were as follows:

                                                                 Years Ended December 31,
                                                             --------------------------------
Asset Type                                                      2020       2019       2018
-----------------------------------------------------------  ---------- ---------- ----------
                                                                      (In millions)
Investment income:
Fixed maturity securities AFS............................... $      631 $      592 $      512
Equity securities...........................................          1          1          1
Mortgage loans..............................................        156        103         63
Policy loans................................................         89        100        102
Real estate and real estate joint ventures..................         33         19         27
Other limited partnership interests.........................         48         16         25
Cash, cash equivalents and short-term investments...........          3          9          6
FVO Securities (1)..........................................         43         --         --
Annuities funding structured settlement claims..............        319        356        313
Other.......................................................          1         33         28
                                                             ---------- ---------- ----------
   Subtotal.................................................      1,324      1,229      1,077
Less: Investment expenses...................................         63         52         41
                                                             ---------- ---------- ----------
   Net investment income.................................... $    1,261 $    1,177 $    1,036
                                                             ========== ========== ==========
--------
(1)Changes in estimated fair value subsequent to purchase for investments still held as of the end of the respective periods and included in net investment income were principally from equity-linked notes included within FVO
   Securities and were $43 million for the year ended December 31, 2020.

   See "-- Related Party Investment Transactions" for discussion of affiliated net investment income and investment expenses.

   Net investment income from equity method investments, comprised of real estate joint ventures and other limited partnership interests, totaled
$46 million, $15 million and $30 million for the years ended December 31, 2020,
2019 and 2018, respectively.

                                    MTL-59

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Investments (continued)

Net Investment Gains (Losses)

  Components of Net Investment Gains (Losses)

      The components of net investment gains (losses) were as follows:

                                                                   Years Ended December 31,
                                                                  -------------------------
Asset Type                                                          2020     2019     2018
-------------------------------------------------------------     -------  -------  -------
                                                                        (In millions)
Fixed maturity securities AFS:
   Net credit loss (provision) release (1)....................... $    --  $    (3) $    --
   Net gains (losses) on sales and disposals.....................       8       31      (34)
                                                                  -------  -------  -------
       Total gains (losses) on fixed maturity securities AFS.....       8       28      (34)
Equity securities:
   Net gains (losses) on sales and disposals.....................      (1)      --        1
   Change in estimated fair value................................      (5)      --       (4)
                                                                  -------  -------  -------
       Total gains (losses) on equity securities.................      (6)      --       (3)
                                                                  -------  -------  -------
Mortgage loans...................................................      10       (3)      (3)
Real estate and real estate joint ventures.......................      --       --       18
Other limited partnership interests..............................      (2)      --       --
Leveraged lease impairments......................................      --      (30)      --
Other............................................................     (16)     (19)       4
                                                                  -------  -------  -------
       Total net investment gains (losses)....................... $    (6) $   (24) $   (18)
                                                                  =======  =======  =======
--------
(1)Net credit loss provision by sector for industrial corporate and consumer corporate securities for the year ended December 31, 2019 were ($2) million and ($1) million, respectively.

   Gains (losses) from foreign currency transactions included within net investment gains (losses) were $9 million, $5 million and ($8) million for the years ended December 31, 2020, 2019 and 2018, respectively.

  Fixed Maturity Securities AFS -- Sales and Disposals and Credit Loss

     Sales of securities are determined on a specific identification basis.
  Proceeds from sales or disposals and the components of net investment gains
  (losses) were as shown in the table below.

                                                Years Ended December 31,
                                           ----------------------------------
                                              2020        2019        2018
                                           ----------  ----------  ----------
                                                      (In millions)
  Proceeds................................ $    5,710  $    3,157  $    3,930
                                           ==========  ==========  ==========
  Gross investment gains.................. $       75  $       58  $       10
  Gross investment losses.................        (67)        (27)        (44)
     Net credit loss (provision) release..         --          (3)         --
                                           ----------  ----------  ----------
     Net investment gains (losses)........ $        8  $       28  $      (34)
                                           ==========  ==========  ==========

                                    MTL-60

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Investments (continued)

Related Party Investment Transactions

   The Company transfers invested assets to and from affiliates. Invested assets transferred were as follows:

                                                                        Years Ended December 31,
                                                                     ------------------------------
                                                                        2020      2019      2018
                                                                     ---------- --------- ---------
                                                                             (In millions)
Estimated fair value of invested assets transferred to affiliates... $      378 $      -- $      --
Amortized cost of invested assets transferred to affiliates......... $      378 $      -- $      --
Estimated fair value of invested assets transferred from affiliates. $      393 $      -- $      --

   Recurring related party investments and related net investment income were as follows at and for the periods ended:

                                                          December 31,   Years Ended December 31,
                                                          -------------  ------------------------
                                                           2020    2019   2020     2019    2018
                                                          ------  ------  ------  ------  ------
Investment Type/Balance Sheet
          Category                   Related Party        Carrying Value Net Investment Income
-----------------------------  -------------------------- -------------  ------------------------
                                                                    (In millions)
 Affiliated investments (1)    MetLife, Inc.............. $  106  $  101 $    2   $    2  $    2
                                                          ------  ------  ------  ------  ------
Other invested assets.................................... $  106  $  101 $    2   $    2  $    2
                                                          ======  ======  ======  ======  ======
 Money market pool (2)         Metropolitan Money Market
                                 Pool.................... $   --  $   -- $   --   $    2  $    2
                                                          ------  ------  ------  ------  ------
Short-term investments................................... $   --  $   -- $   --   $    2  $    2
                                                          ======  ======  ======  ======  ======
--------
(1)Represents an investment in affiliated senior notes. The affiliated senior notes have maturity dates of July 2021 to December 2021 and bear interest, payable semi-annually, at a rate per annum ranging from 2.97% to 3.14%, respectively.

(2)The investment has a variable rate of return.

   As a structured settlements assignment company, the Company purchased annuities from an affiliate to fund the periodic structured settlement claim payment obligations it assumed. Each annuity purchased is contractually designated to the assumed claim obligation it funds. The aggregate contract values of annuities funding structured settlement claims are recorded as an asset for which the Company has also recorded an unpaid claim obligation of equal amount. Such aggregated contract values were $5.4 billion and
$5.5 billion, at December 31, 2020 and 2019, respectively. The related net investment income and corresponding policyholder benefits and claims recognized were $319 million, $356 million and $313 million for the years ended
December 31, 2020, 2019 and 2018, respectively.

   The Company receives investment administrative services from affiliates. The related investment administrative service charges were $27 million, $17 million and $13 million for the years ended December 31, 2020, 2019 and 2018, respectively.

   See "-- Variable Interest Entities" for information on investments in affiliated real estate joint ventures.

                                    MTL-61

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Investments (continued)

   See "-- Mortgage Loans -- Mortgage Loans by Portfolio Segment" for
discussion of mortgage loan participation agreements with affiliates.

7. Derivatives

Accounting for Derivatives

   See Note 1 for a description of the Company's accounting policies for derivatives and Note 8 for information about the fair value hierarchy for derivatives.

Derivative Strategies

   The Company is exposed to various risks relating to its ongoing business operations, including interest rate, foreign currency exchange rate, credit and equity market. The Company uses a variety of strategies to manage these risks, including the use of derivatives.

   Derivatives are financial instruments with values derived from interest rates, foreign currency exchange rates, credit spreads and/or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter ("OTC") market. Certain of the Company's OTC derivatives are cleared and settled through central clearing counterparties ("OTC-cleared"), while others are bilateral contracts between two
counterparties ("OTC-bilateral"). The types of derivatives the Company uses include swaps, forwards and option contracts. To a lesser extent, the Company uses credit default swaps to synthetically replicate investment risks and returns which are not readily available in the cash markets.

  Interest Rate Derivatives

     The Company uses interest rate derivatives to reduce its exposure to changes in interest rates.

     Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches).
  In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed gross notional amount. The Company utilizes interest rate swaps in fair value, cash flow and nonqualifying hedging relationships.

     The Company purchases interest rate caps primarily to protect its floating rate liabilities against rises in interest rates above a specified level, and against interest rate exposure arising from mismatches between assets and liabilities. The Company utilizes interest rate caps in nonqualifying hedging relationships.

     A synthetic guaranteed interest contract ("GIC") is a contract that simulates the performance of a traditional GIC through the use of financial instruments. The policyholder owns the underlying assets, and the Company provides a guarantee (or "wrap") on the participant funds for an annual risk charge. The Company's maximum exposure to loss on synthetic GICs is the notional amount, in the event the values of all of the underlying assets were reduced to zero. The Company's risk is substantially lower due to contractual provisions that limit the portfolio to high quality assets, which are pre-approved and monitored for compliance, as well as the collection of risk charges. In addition, the crediting rates reset periodically to amortize market value gains and losses over a period equal to the duration of the wrapped portfolio, subject to a 0% floor. While plan participants may transact at book value, contract holder withdrawals may only occur immediately at market value, or at book value paid over a period of time per contract provisions. Synthetic GICs are not designated as hedging instruments.

                                    MTL-62

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Derivatives (continued)

  Foreign Currency Exchange Rate Derivatives

     The Company uses foreign currency exchange rate derivatives, including foreign currency swaps and foreign currency forwards to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets denominated in foreign currencies.

     In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon notional amount. The notional amount of each currency is exchanged at the inception and termination of the currency swap by each party. The Company utilizes foreign currency swaps in fair value, cash flow and nonqualifying hedging relationships.

     In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The Company utilizes foreign currency forwards in nonqualifying hedging relationships.

  Credit Derivatives

     The Company enters into purchased credit default swaps to hedge against credit-related changes in the value of its investments. In a credit default swap transaction, the Company agrees with another party to pay, at specified intervals, a premium to hedge credit risk. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional amount in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered. Credit events vary by type of issuer but typically include bankruptcy, failure to pay debt obligations and involuntary restructuring for corporate obligors, as well as repudiation, moratorium or governmental intervention for sovereign obligors. In each case, payout on a credit default swap is triggered only after the Credit Derivatives Determinations Committee of the International Swaps and Derivatives Association, Inc. ("ISDA") deems that a credit event has occurred. The Company utilizes credit default swaps in nonqualifying hedging relationships.

     The Company enters into written credit default swaps to synthetically create credit investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and one or more cash instruments, such as
  U.S. government and agency, or other fixed maturity securities AFS. These credit default swaps are not designated as hedging instruments.

  Equity Derivatives

     The Company uses equity index options primarily to hedge against adverse changes in equity indices. The Company enters into contracts to sell the underlying equity index within a limited time at a contracted price. The contracts will be net settled in cash based on differentials in the indices at the time of exercise and the strike price. Certain of these contracts may also contain settlement provisions linked to interest rates. In certain instances, the Company may enter into a combination of transactions to hedge adverse changes in equity indices within a pre-determined range through the purchase and sale of options. The Company utilizes equity index options in nonqualifying hedging relationships.

                                    MTL-63

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Derivatives (continued)

Primary Risks Managed by Derivatives

   The following table presents the primary underlying risk exposure, gross notional amount and estimated fair value of the Company's derivatives, excluding embedded derivatives, held at:

                                                                               December 31,
                                                          -----------------------------------------------------------
                                                                     2020                          2019
                                                          ----------------------------- -----------------------------
                                                                   Estimated Fair Value          Estimated Fair Value
                        Primary Underlying Risk Exposure           --------------------          --------------------
                        --------------------------------
                                                           Gross                         Gross
                                                          Notional                      Notional
                                                           Amount  Assets  Liabilities   Amount  Assets  Liabilities
                                                                               (In millions)
Derivatives Designated as Hedging Instruments:
Fair value hedges:
Interest rate swaps        Interest rate................. $    10  $   --    $   --     $    --   $ --     $   --
Foreign currency swaps     Foreign currency exchange
                             rate........................      57       3         2          54      4         --
                                                          -------  ------    ------     -------   ----     ------
   Subtotal...........................................         67       3         2          54      4         --
                                                          -------  ------    ------     -------   ----     ------
Cash flow hedges:
Interest rate swaps        Interest rate.................      16      --        --          17     --         --
Foreign currency swaps     Foreign currency exchange
                             rate........................   2,509      44       130       2,072     78         16
                                                          -------  ------    ------     -------   ----     ------
   Subtotal...........................................      2,525      44       130       2,089     78         16
                                                          -------  ------    ------     -------   ----     ------
   Total qualifying hedges............................      2,592      47       132       2,143     82         16
                                                          -------  ------    ------     -------   ----     ------
Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate swaps        Interest rate.................     250      31        --         300     30         11
Interest rate caps         Interest rate.................     625      --        --          --     --         --
Synthetic GICs             Interest rate.................  26,908      --        --      13,842     --         --
Foreign currency swaps     Foreign currency exchange
                             rate........................     270      20        19         156     21          2
Foreign currency           Foreign currency exchange
  forwards                   rate........................      47      --        --          33     --         --
Credit default
  swaps--purchased         Credit........................      47       1         1          16     --         --
Credit default swaps--
  written                  Credit........................     193       5        --         280      7         --
Equity index options       Equity market.................     148      --        26          --     --         --
                                                          -------  ------    ------     -------   ----     ------
   Total non-designated or nonqualifying
     derivatives......................................     28,488      57        46      14,627     58         13
                                                          -------  ------    ------     -------   ----     ------
   Total..............................................    $31,080  $  104    $  178     $16,770   $140     $   29
                                                          =======  ======    ======     =======   ====     ======

   Based on gross notional amounts, a substantial portion of the Company's derivatives was not designated or did not qualify as part of a hedging relationship at both December 31, 2020 and 2019. The Company's use of derivatives includes (i) derivatives that economically hedge insurance liabilities that contain mortality or morbidity risk and that generally do not qualify for hedge accounting because the lack of these risks in the derivatives cannot support an expectation of a highly effective hedging relationship; and
(ii) written credit default swaps that are used to synthetically create credit investments and that do not qualify for hedge accounting

                                    MTL-64

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Derivatives (continued)

because they do not involve a hedging relationship. For these nonqualified derivatives, changes in market factors can lead to the recognition of fair value changes on the statement of operations without an offsetting gain or loss recognized in earnings for the item being hedged.

The Effects of Derivatives on the Consolidated Statements of Operations and
Comprehensive Income (Loss)

   The following table presents the consolidated financial statement location and amount of gain (loss) recognized on fair value, cash flow, nonqualifying hedging relationships and embedded derivatives:

                                                                   Year Ended December 31, 2020
                                                             ----------------------------------------
                                                                           Net        Net
                                                                Net     Investment Derivative
                                                             Investment   Gains      Gains
                                                               Income    (Losses)   (Losses)    OCI
                                                             ---------- ---------- ---------- -------
                                                                           (In millions)
Gain (Loss) on Fair Value Hedges:
Interest rate derivatives:
Derivatives designated as hedging instruments (1)...........  $    (1)   $    --    $    --       N/A
Hedged items................................................        1         --         --       N/A
Foreign currency exchange rate derivatives:.................       --         --         --       N/A
Derivatives designated as hedging instruments (1)...........       (2)        --         --       N/A
Hedged items................................................        2         --         --       N/A
                                                              -------    -------    -------   -------
   Subtotal.................................................       --         --         --       N/A
Gain (Loss) on Cash Flow Hedges:
Interest rate derivatives: (1)
Amount of gains (losses) deferred in AOCI...................      N/A        N/A        N/A   $     1
Amount of gains (losses) reclassified from AOCI into
  income....................................................       --         --         --        --
Foreign currency exchange rate derivatives: (1)
Amount of gains (losses) deferred in AOCI...................      N/A        N/A        N/A      (138)
Amount of gains (losses) reclassified from AOCI into
  income....................................................       --         (3)        --         3
Foreign currency transaction gains (losses) on hedged items        --        (16)        --        --
Credit derivatives: (1)
Amount of gains (losses) reclassified from AOCI into
  income....................................................       --         --         --        --
                                                              -------    -------    -------   -------
   Subtotal.................................................       --        (19)        --      (134)
Gain (Loss) on Derivatives Not Designated or Not Qualifying
  as Hedging Instruments:
Interest rate derivatives (1)...............................       --         --         (7)      N/A
Foreign currency exchange rate derivatives (1)..............       --         --        (25)      N/A
Credit derivatives -- purchased (1).........................       --         --         (2)      N/A
Credit derivatives -- written (1)...........................       --         --         (3)      N/A
Equity derivatives (1)......................................      (26)        --         --       N/A
Foreign currency transaction gains (losses) on hedged items.       --         --          8       N/A
                                                              -------    -------    -------   -------
   Subtotal.................................................      (26)        --        (29)      N/A
Earned income on derivatives................................       22         --         16        --
Embedded derivatives (2)....................................      N/A        N/A        (73)      N/A
                                                              -------    -------    -------   -------
   Total....................................................  $    (4)   $   (19)   $   (86)  $  (134)
                                                              =======    =======    =======   =======

                                    MTL-65

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Derivatives (continued)

                                                                      Year Ended December 31, 2019
                                                                ----------------------------------------
                                                                              Net        Net
                                                                   Net     Investment Derivative
                                                                Investment   Gains      Gains
                                                                  Income    (Losses)   (Losses)    OCI
                                                                ---------- ---------- ---------- -------
                                                                              (In millions)
Gain (Loss) on Fair Value Hedges:
Interest rate derivatives:
Derivatives designated as hedging instruments (1)..............  $    --    $    --    $    --       N/A
Hedged items...................................................       --         --         --       N/A
Foreign currency exchange rate derivatives:....................       --         --         --       N/A
Derivatives designated as hedging instruments (1)..............       (2)        --         --       N/A
Hedged items...................................................        2         --         --       N/A
                                                                 -------    -------    -------   -------
   Subtotal....................................................       --         --         --       N/A
Gain (Loss) on Cash Flow Hedges:
Interest rate derivatives: (1)
Amount of gains (losses) deferred in AOCI......................      N/A        N/A        N/A   $    --
Amount of gains (losses) reclassified from AOCI into income           --         --         --        --
Foreign currency exchange rate derivatives: (1)
Amount of gains (losses) deferred in AOCI......................      N/A        N/A        N/A       (15)
Amount of gains (losses) reclassified from AOCI into income....       --         (1)        --         1
Foreign currency transaction gains (losses) on hedged items           --          2         --        --
Credit derivatives: (1)
Amount of gains (losses) reclassified from AOCI into income....       --         --         --        --
                                                                 -------    -------    -------   -------
   Subtotal....................................................       --          1         --       (14)
Gain (Loss) on Derivatives Not Designated or Not Qualifying as
  Hedging Instruments:
Interest rate derivatives (1)..................................       --         --         (9)      N/A
Foreign currency exchange rate derivatives (1).................       --         --         --       N/A
Credit derivatives -- purchased (1)............................       --         --         --       N/A
Credit derivatives -- written (1)..............................       --         --          8       N/A
Equity derivatives (1).........................................       --         --         --       N/A
Foreign currency transaction gains (losses) on hedged items....       --         --         --       N/A
                                                                 -------    -------    -------   -------
   Subtotal....................................................       --         --         (1)     N//A
Earned income on derivatives...................................       18         --         10        --
Embedded derivatives (2).......................................      N/A        N/A        (89)      N/A
                                                                 -------    -------    -------   -------
   Total.......................................................  $    18    $     1    $   (80)  $   (14)
                                                                 =======    =======    =======   =======

                                    MTL-66

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Derivatives (continued)

                                                                   Year Ended December 31, 2018
                                                             ----------------------------------------
                                                                           Net        Net
                                                                Net     Investment Derivative
                                                             Investment   Gains      Gains
                                                               Income    (Losses)   (Losses)    OCI
                                                             ---------- ---------- ---------- -------
                                                                           (In millions)
Gain (Loss) on Fair Value Hedges:
Interest rate derivatives:
Derivatives designated as hedging instruments (1)...........  $    --    $    --    $    --       N/A
Hedged items................................................       --         --         --       N/A
Foreign currency exchange rate derivatives:.................       --         --         --       N/A
Derivatives designated as hedging instruments (1)...........       --         --          3       N/A
Hedged items................................................       --         --         (2)      N/A
                                                              -------    -------    -------   -------
   Subtotal.................................................       --         --          1       N/A
Gain (Loss) on Cash Flow Hedges:
Interest rate derivatives: (1)
Amount of gains (losses) deferred in AOCI...................      N/A        N/A        N/A   $    --
Amount of gains (losses) reclassified from AOCI into
  income....................................................       --         --         --        --
Foreign currency exchange rate derivatives: (1)
Amount of gains (losses) deferred in AOCI...................      N/A        N/A        N/A        93
Amount of gains (losses) reclassified from AOCI into
  income....................................................       --         --         11       (11)
Foreign currency transaction gains (losses) on hedged items.       --         --         (6)       --
Credit derivatives: (1)
Amount of gains (losses) reclassified from AOCI into
  income....................................................       --         --         --        --
                                                              -------    -------    -------   -------
   Subtotal.................................................       --         --          5        82
Gain (Loss) on Derivatives Not Designated or Not Qualifying
  as Hedging Instruments:
Interest rate derivatives (1)...............................       --         --         (7)      N/A
Foreign currency exchange rate derivatives (1)..............       --         --         46       N/A
Credit derivatives -- purchased (1).........................       --         --         --       N/A
Credit derivatives -- written (1)...........................       --         --         (3)      N/A
Equity derivatives (1)......................................       --         --         --       N/A
Foreign currency transaction gains (losses) on hedged items.       --         --         (3)      N/A
                                                              -------    -------    -------   -------
   Subtotal.................................................       --         --         33       N/A
Earned income on derivatives................................       15         --         11        --
Embedded derivatives........................................      N/A        N/A         65       N/A
                                                              -------    -------    -------   -------
   Total....................................................  $    15    $    --    $   115   $    82
                                                              =======    =======    =======   =======
--------
(1)Excludes earned income on derivatives.

                                    MTL-67

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Derivatives (continued)

Fair Value Hedges

   The Company designates and accounts for the following as fair value hedges when they have met the requirements of fair value hedging: (i) interest rate swaps to convert fixed rate assets and liabilities to floating rate assets and liabilities; and (ii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated assets and liabilities.

   The following table presents the balance sheet classification, carrying amount and cumulative fair value hedging adjustments for items designated and qualifying as hedged items in fair value hedges:

                                                                            Cumulative Amount
                                         Carrying Amount            of Fair Value Hedging Adjustments
                                          of the Hedged            Included in the Carrying Amount of Hedged
Balance Sheet Line Item               Assets (Liabilities)                Assets (Liabilities)
------------------------------ ----------------------------------- -----------------------------------------
                               December 31, 2020 December 31, 2019 December 31, 2020    December 31, 2019
                               ----------------- ----------------- -----------------    -----------------
                                                            (In millions)
Fixed maturity securities AFS.      $    41           $    18           $    --              $    --
Mortgage loans................      $    27           $    32           $    --              $    --

   The Company has elected to record changes in estimated fair value of excluded components in earnings. All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

Cash Flow Hedges

   The Company designates and accounts for the following as cash flow hedges when they have met the requirements of cash flow hedging: (i) interest rate swaps to convert floating rate assets and liabilities to fixed rate assets and liabilities and (ii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated assets.

   In certain instances, the Company discontinued cash flow hedge accounting because the forecasted transactions were no longer probable of occurring.
Because certain of the forecasted transactions also were not probable of occurring within two months of the anticipated date, the Company reclassified certain amounts from AOCI into income. These amounts were $2 million,
$1 million and $0 for the years ended December 31, 2020, 2019 and 2018 respectively.

   There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments, for each of the years ended December 31,
2020, 2019 and 2018, respectively.

   At December 31, 2020, 2019 and 2018, the balances in AOCI associated with foreign currency swaps designated and qualifying as cash flow hedges were
($79) million, $55 million and $69 million, respectively.

   All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

   At December 31, 2020, the Company expected to reclassify ($8) million of deferred net gains (losses) on derivatives in AOCI, to earnings within the next
12 months.

Credit Derivatives

   In connection with synthetically created credit investment transactions, the
Company writes credit default swaps for which it receives a premium to insure credit risk. Such credit derivatives are included within the effects

                                    MTL-68

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Derivatives (continued)

of derivatives on the consolidated statements of operations and comprehensive income (loss) table. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the Company paying the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company's maximum amount at risk, assuming the value of all referenced credit obligations is zero, was $193 million and $280 million at December 31, 2020 and 2019, respectively. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current estimated fair value of the credit default swaps. At December 31, 2020 and
2019, the Company would have received $5 million and $7 million, respectively, to terminate all of these contracts.

   The following table presents the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at:

                                                                          December 31,
                                          -----------------------------------------------------------------------------
                                                           2020                                   2019
                                          -------------------------------------- --------------------------------------
                                                        Maximum                                Maximum
                                          Estimated      Amount                  Estimated      Amount
                                          Fair Value   of Future      Weighted   Fair Value   of Future      Weighted
                                          of Credit  Payments under   Average    of Credit  Payments under   Average
Rating Agency Designation of Referenced    Default   Credit Default   Years to    Default   Credit Default   Years to
Credit Obligations (1)                      Swaps        Swaps      Maturity (2)   Swaps        Swaps      Maturity (2)
---------------------------------------   ---------- -------------- ------------ ---------- -------------- ------------
                                                                      (Dollars in millions)
   Baa
   Credit default swaps referencing
     indices.............................   $    5      $    193        5.0        $    7      $    280        5.0
--------
(1)The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody's Investors Service ("Moody's"),
   Standard & Poor's Global Ratings ("S&P") and Fitch Ratings. If no rating is available from a rating agency, then an internally developed rating is used.

(2)The weighted average years to maturity of the credit default swaps is calculated based on weighted average gross notional amounts.

Credit Risk on Freestanding Derivatives

   The Company may be exposed to credit-related losses in the event of nonperformance by its counterparties to derivatives. Generally, the current credit exposure of the Company's derivatives is limited to the net positive estimated fair value of derivatives at the reporting date after taking into consideration the existence of master netting or similar agreements and any collateral received pursuant to such agreements.

   The Company manages its credit risk related to derivatives by entering into transactions with creditworthy counterparties and establishing and monitoring exposure limits. The Company's OTC-bilateral derivative transactions are governed by ISDA Master Agreements which provide for legally enforceable set-off and close-out netting of exposures to specific counterparties in the event of early termination of a transaction, which includes, but is not limited to, events of default and bankruptcy. In the event of an early termination, the
Company is permitted to set off receivables from the counterparty against payables to the same counterparty arising out of all included transactions. All of the Company's ISDA Master Agreements also include Credit Support Annex provisions which require both the pledging and accepting of collateral in connection with its OTC-bilateral derivatives.

                                    MTL-69

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Derivatives (continued)

   The Company's OTC-cleared derivatives are effected through central clearing counterparties. Such positions are marked to market and margined on a daily basis (both initial margin and variation margin), and the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivatives.

   See Note 8 for a description of the impact of credit risk on the valuation of derivatives.

   The estimated fair values of the Company's net derivative assets and net derivative liabilities after the application of master netting agreements and collateral were as follows at:

                                                                                           December 31,
                                                                              --------------------------------------
                                                                                     2020                2019
                                                                              -----------------  -------------------
Derivatives Subject to a Master Netting Arrangement or a Similar Arrangement  Assets Liabilities  Assets  Liabilities
----------------------------------------------------------------------------  ------ ----------- -------  -----------
                                                                                           (In millions)
     Gross estimated fair value of derivatives:
     OTC-bilateral (1)....................................................... $ 102    $   174   $   139    $    28
     OTC-cleared (1).........................................................     5         --         7         --
                                                                              -----    -------   -------    -------
        Total estimated fair value of derivatives presented on the
          consolidated balance sheets (1)....................................   107        174       146         28
     Gross amounts not offset on the consolidated balance sheets:
     Gross estimated fair value of derivatives: (2)
     OTC-bilateral...........................................................   (55)       (55)      (17)       (17)
     OTC-cleared.............................................................    --         --        --         --
     Cash collateral: (3), (4)
     OTC-bilateral...........................................................   (44)        --      (101)        --
     OTC-cleared.............................................................    (5)        --        (7)        --
     Securities collateral: (5)
     OTC-bilateral...........................................................    (3)      (118)      (14)       (10)
     OTC-cleared.............................................................    --         --        --         --
                                                                              -----    -------   -------    -------
       Net amount after application of master netting agreements and
          collateral......................................................... $  --    $     1   $     7    $     1
                                                                              =====    =======   =======    =======
--------
(1)At December 31, 2020 and 2019, derivative assets included income (expense)
   accruals reported in accrued investment income or in other liabilities of
   $3 million and $6 million, respectively, and derivative liabilities included
   (income) or expense accruals reported in accrued investment income or in other liabilities of ($4) million and ($1) million, respectively.

(2)Estimated fair value of derivatives is limited to the amount that is subject to set-off and includes income or expense accruals.

(3)Cash collateral received by the Company for OTC-bilateral and OTC-cleared derivatives, where the centralized clearinghouse treats variation margin as collateral, is included in cash and cash equivalents, short-term investments or in fixed maturity securities AFS, and the obligation to return it is included in payables for collateral under securities loaned and other transactions on the balance sheet.

(4)The receivable for the return of cash collateral provided by the Company is inclusive of initial margin on OTC-cleared derivatives and is included in premiums, reinsurance and other receivables on the balance

                                    MTL-70

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Derivatives (continued)

   sheet. The amount of cash collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements. At December 31, 2020 and 2019, the Company received excess cash collateral of $19 million and $12 million, respectively, which is not included in the table above due to the foregoing limitation. At December 31,
   2020 and 2019, the Company did not provide excess cash collateral.

(5)Securities collateral received by the Company is held in separate custodial accounts and is not recorded on the balance sheet. Subject to certain constraints, the Company is permitted by contract to sell or re-pledge this collateral, but at December 31, 2020, none of the collateral had been sold or re-pledged. Securities collateral pledged by the Company is reported in fixed maturity securities AFS on the balance sheet. Subject to certain constraints, the counterparties are permitted by contract to sell or re-pledge this collateral. The amount of securities collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements and cash collateral. At December 31, 2020 and 2019, the Company received excess securities collateral with an estimated fair value of $11 million and $9 million, respectively, for its
   OTC-bilateral derivatives, which are not included in the table above due to the foregoing limitation. At December 31, 2020 and 2019, the Company provided excess securities collateral with an estimated fair value of
   $21 million and $1 million, respectively, for its OTC-bilateral derivatives, and $8 million and $11 million, respectively, for its OTC-cleared derivatives, which are not included in the table above due to the foregoing limitation.

   The Company's collateral arrangements for its OTC-bilateral derivatives generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the collateral amount owed by that counterparty reaches a minimum transfer amount.
All of the Company's netting agreements for derivatives contain provisions that require both MTL and the counterparty to maintain a specific investment grade financial strength or credit rating from each of Moody's and S&P. If a party's financial strength or credit rating were to fall below that specific investment grade financial strength or credit rating, that party would be in violation of these provisions, and the other party to the derivatives could terminate the transactions and demand immediate settlement and payment based on such party's reasonable valuation of the derivatives.

   The following table presents the estimated fair value of the Company's
OTC-bilateral derivatives that were in a net liability position after considering the effect of netting agreements, together with the estimated fair value and balance sheet location of the collateral pledged.

                                                                    December 31,
                                                             --------------------------
                                                                 2020          2019
                                                             ------------- ------------
                                                                   (In millions)
Estimated fair value of derivatives in a net liability
  position (1).............................................. $         119 $         11
Estimated fair value of collateral provided:
Fixed maturity securities AFS............................... $         133 $         11
--------
(1)After taking into consideration the existence of netting agreements.

Embedded Derivatives

   The Company issues certain products or purchases certain investments that contain embedded derivatives that are required to be separated from their host contracts and accounted for as freestanding derivatives.

                                    MTL-71

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Derivatives (continued)

   The following table presents the estimated fair value and balance sheet location of the Company's embedded derivatives that have been separated from their host contracts at:

                                                                                                   December 31,
                                                                                                 ----------------
                                                                   Balance Sheet Location          2020    2019
                                                                 ------------------------------  -------- -------
                                                                                                  (In millions)
Embedded derivatives within liability host contracts:
Funds withheld on ceded reinsurance............................ Other liabilities                $    100 $    36
Other guarantees............................................... Policyholder account balances          22      12
                                                                                                 -------- -------
       Embedded derivatives within liability host contracts                                      $    122 $    48
                                                                                                 ======== =======

8. Fair Value

   When developing estimated fair values, the Company considers three broad valuation approaches: (i) the market approach, (ii) the income approach, and
(iii) the cost approach. The Company determines the most appropriate valuation approach to use, given what is being measured and the availability of sufficient inputs, giving priority to observable inputs. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the significant input with the lowest level in its valuation. The input levels are as follows:

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities AFS.

Level 2. Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. These inputs can include quoted prices for similar assets or liabilities other than quoted prices in Level 1, quoted prices in markets that are not active, or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3. Unobservable inputs that are supported by little or no market activity and are significant to the determination of estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability.

   Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The
Company's ability to sell securities, as well as the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.

   Considerable judgment is often required in interpreting the market data used to develop estimates of fair value, and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

                                    MTL-72

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Fair Value (continued)

Recurring Fair Value Measurements

   The assets and liabilities measured at estimated fair value on a recurring basis and their corresponding placement in the fair value hierarchy, including those items for which the Company has elected the FVO, are presented below at:

                                                             December 31, 2020
                                            ---------------------------------------------------
                                                   Fair Value Hierarchy
                                            -----------------------------------
                                                                                Total Estimated
                                              Level 1     Level 2     Level 3     Fair Value
                                            ----------- ----------- ----------- ---------------
                                                               (In millions)
Assets
Fixed maturity securities AFS:
U.S. corporate............................. $        -- $     6,887 $     1,175  $      8,062
Foreign corporate..........................          --       3,396         914         4,310
U.S. government and agency.................       2,895         981          --         3,876
RMBS.......................................          --       1,934         222         2,156
Foreign government.........................          --       1,819          44         1,863
CMBS.......................................          --       1,347          19         1,366
ABS........................................          --       1,125         121         1,246
Municipals.................................          --         846          --           846
                                            ----------- ----------- -----------  ------------
   Total fixed maturity securities AFS.....       2,895      18,335       2,495        23,725
                                            ----------- ----------- -----------  ------------
Short-term investments.....................          --           7          --             7
Other investments..........................           8          12         161           181
Derivative assets: (1)
Interest rate..............................          --          31          --            31
Foreign currency exchange rate.............          --          67          --            67
Credit.....................................          --           6          --             6
Equity market..............................          --          --          --            --
                                            ----------- ----------- -----------  ------------
   Total derivative assets.................          --         104          --           104
                                            ----------- ----------- -----------  ------------
Separate account assets (2)................          84       4,118         140         4,342
                                            ----------- ----------- -----------  ------------
   Total assets............................ $     2,987 $    22,576 $     2,796  $     28,359
                                            =========== =========== ===========  ============
Liabilities
Derivative liabilities: (1)
Interest rate.............................. $        -- $        -- $        --  $         --
Foreign currency exchange rate.............          --         151          --           151
Credit.....................................          --           1          --             1
Equity market..............................          --          26          --            26
                                            ----------- ----------- -----------  ------------
   Total derivative liabilities............          --         178          --           178
                                            ----------- ----------- -----------  ------------
Embedded derivatives within liability host
  contracts (3)............................          --          --         122           122
                                            ----------- ----------- -----------  ------------
   Total liabilities....................... $        -- $       178 $       122  $        300
                                            =========== =========== ===========  ============

                                    MTL-73

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Fair Value (continued)

                                                                     December 31, 2019
                                                          ---------------------------------------
                                                           Fair Value Hierarchy
                                                          -----------------------
                                                                                  Total Estimated
                                                          Level 1 Level 2 Level 3   Fair Value
                                                          ------- ------- ------- ---------------
                                                                       (In millions)
Assets
Fixed maturity securities AFS:
U.S. corporate........................................... $   --  $ 4,868 $  507      $ 5,375
Foreign corporate........................................     --    2,674    446        3,120
U.S. government and agency...............................  1,451      637     --        2,088
RMBS.....................................................     --    1,648    184        1,832
Foreign government.......................................     --    1,626     44        1,670
CMBS.....................................................     --    1,049     --        1,049
ABS......................................................     --      760     57          817
Municipals...............................................     --      386     --          386
                                                          ------  ------- ------      -------
   Total fixed maturity securities AFS...................  1,451   13,648  1,238       16,337
                                                          ------  ------- ------      -------
Short-term investments...................................     23       --     --           23
Other investments........................................     14       --     --           14
Derivative assets: (1)
Interest rate............................................     --       30     --           30
Foreign currency exchange rate...........................     --      103     --          103
Credit...................................................     --        7     --            7
                                                          ------  ------- ------      -------
   Total derivative assets...............................     --      140     --          140
                                                          ------  ------- ------      -------
Separate account assets (2)..............................    225    3,381     65        3,671
                                                          ------  ------- ------      -------
   Total assets.......................................... $1,713  $17,169 $1,303      $20,185
                                                          ======  ======= ======      =======
Liabilities
Derivative liabilities: (1)
Interest rate............................................ $   --  $    11 $   --      $    11
Foreign currency exchange rate...........................     --       18     --           18
                                                          ------  ------- ------      -------
   Total derivative liabilities..........................     --       29     --           29
                                                          ------  ------- ------      -------
Embedded derivatives within liability host contracts (3).     --       --     48           48
                                                          ------  ------- ------      -------
   Total liabilities..................................... $   --  $    29 $   48      $    77
                                                          ======  ======= ======      =======
--------
(1)Derivative assets are presented within other invested assets on the consolidated balance sheets and derivative liabilities are presented within other liabilities on the consolidated balance sheets.

(2)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets.

(3)Embedded derivatives within liability host contracts are presented within policyholder account balances and other liabilities on the consolidated balance sheets.

   The following describes the valuation methodologies used to measure assets and liabilities at fair value.

                                    MTL-74

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Fair Value (continued)

  Investments

   Securities, Short-term Investments and Other Investments

      When available, the estimated fair value of these financial instruments is based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management's judgment.

      When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies, giving priority to observable inputs. The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. When observable inputs are not available, the market standard valuation methodologies rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs can be based in large part on management's judgment or estimation and cannot be supported by reference to market activity. Even though these inputs are unobservable, management believes they are consistent with what other market participants would use when pricing such securities and are considered appropriate given the circumstances.

      The estimated fair value of short-term investments and other investments is determined on a basis consistent with the methodologies described herein for securities.

      The valuation approaches and key inputs for each category of assets or liabilities that are classified within Level 2 and Level 3 of the fair value hierarchy are presented below. The primary valuation approaches are the market approach, which considers recent prices from market transactions involving identical or similar assets or liabilities, and the income approach, which converts expected future amounts (e.g. cash flows) to a single current, discounted amount. The valuation of most instruments listed below is determined using independent pricing sources, matrix pricing, discounted cash flow methodologies or other similar techniques that use either observable market inputs or unobservable inputs.

-----------------------------------------------------------------------------------------------------------------
Instrument                       Level 2                                            Level 3
                            Observable Inputs                                 Unobservable Inputs
-----------------------------------------------------------------------------------------------------------------
Fixed maturity securities AFS
-----------------------------------------------------------------------------------------------------------------
 U.S. corporate and Foreign corporate securities
-----------------------------------------------------------------------------------------------------------------
            Valuation Approaches: Principally the market and   Valuation Approaches: Principally the market
            income approaches.                                 approach.
            Key Inputs:                                        Key Inputs:
            . quoted prices in markets that are not active     . illiquidity premium
            . benchmark yields; spreads off benchmark yields;  . delta spread adjustments to reflect specific
              new issuances; issuer ratings                      credit-related issues
            . trades of identical or comparable securities;    . credit spreads
              duration                                         . quoted prices in markets that are not active
            . privately-placed securities are valued using       for identical or similar securities that are
              the additional key inputs:                         less liquid and based on lower levels of
              .  market yield curve; call provisions             trading activity than securities classified in
              .  observable prices and spreads for similar       Level 2
                 public or private securities that             . independent non-binding broker quotations
                 incorporate the credit quality and industry
                 sector of the issuer
              .  delta spread adjustments to reflect specific
                 credit-related issues
-----------------------------------------------------------------------------------------------------------------

                                    MTL-75

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Fair Value (continued)

-----------------------------------------------------------------------------------------------------------------
Instrument                       Level 2                                            Level 3
                            Observable Inputs                                 Unobservable Inputs
-----------------------------------------------------------------------------------------------------------------
 U.S. government and agency securities, Foreign government securities and Municipals
-----------------------------------------------------------------------------------------------------------------
            Valuation Approaches: Principally the market       Valuation Approaches: Principally the market
            approach.                                          approach.
            Key Inputs:                                        Key Inputs:

            . quoted prices in markets that are not active     . independent non-binding broker quotations
            . benchmark U.S. Treasury yield or other yields    . quoted prices in markets that are not active
            . the spread off the U.S. Treasury yield curve       for identical or similar securities that are
              for the identical security                         less liquid and based on lower levels of
            . issuer ratings and issuer spreads;                 trading activity than securities classified in
              broker-dealer quotations                           Level 2
            . comparable securities that are actively traded   . credit spreads
-----------------------------------------------------------------------------------------------------------------
 Structured Products
-----------------------------------------------------------------------------------------------------------------
            Valuation Approaches: Principally the market and   Valuation Approaches: Principally the market and
            income approaches.                                 income approaches.
            Key Inputs:                                        Key Inputs:

            . quoted prices in markets that are not active     . credit spreads
            . spreads for actively traded securities; spreads  . quoted prices in markets that are not active
              off benchmark yields                               for identical or similar securities that are
            . expected prepayment speeds and volumes             less liquid and based on lower levels of
            . current and forecasted loss severity; ratings;     trading activity than securities classified in
              geographic region                                  Level 2
            . weighted average coupon and weighted average     . independent non-binding broker quotations
              maturity                                         . credit ratings
            . average delinquency rates; debt-service
              coverage ratios
            . credit ratings
            . issuance-specific information, including, but
              not limited to:
              .  collateral type; structure of the security;
                 vintage of the loans
              .  payment terms of the underlying assets
              .  payment priority within the tranche; deal
                 performance
-----------------------------------------------------------------------------------------------------------------
Short-term investments and Other investments
-----------------------------------------------------------------------------------------------------------------
            .  Certain short-term investments and other        .  Certain short-term investments and other
               investments are of a similar nature and class      investments are of a similar nature and class
               to the fixed maturity securities AFS described     to the fixed maturity securities AFS described
               above; while certain other investments are         above, while certain other investments are
               similar to equity securities. The valuation        similar to equity securities. The valuation
               approaches and observable inputs used in their     approaches and unobservable inputs used in
               valuation are also similar to those described      their valuation are also similar to those
               above. Other investments contain equity            described above. Other investments contain
               securities valued using quoted prices in           equity securities that use key unobservable
               markets that are not considered active.            inputs such as credit ratings; issuance
                                                                  structures, in addition to those described
                                                                  above for fixed maturities AFS.
-----------------------------------------------------------------------------------------------------------------
Separate account assets (1)
-----------------------------------------------------------------------------------------------------------------
 Mutual funds and hedge funds without readily determinable fair values as prices are not published publicly
-----------------------------------------------------------------------------------------------------------------
            Key Input:                                         .  N/A
            . quoted prices or reported net asset value
              provided by the fund managers
-----------------------------------------------------------------------------------------------------------------
--------
(1)Estimated fair value equals carrying value, based on the value of the underlying assets, including: mutual fund interests, fixed maturity securities, equity securities, derivatives, hedge funds, short-term investments and cash and cash equivalents.

                                    MTL-76

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Fair Value (continued)

  Derivatives

     The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives, or through the use of pricing models for OTC-bilateral and OTC-cleared derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that management believes are consistent with what other market participants would use when pricing such instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk, nonperformance risk, volatility, liquidity and changes in estimates and assumptions used in the pricing models.

     The significant inputs to the pricing models for most OTC-bilateral and
  OTC-cleared derivatives are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data.
  Certain OTC-bilateral and OTC-cleared derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and management believes they are consistent with what other market participants would use when pricing such instruments.

     Most inputs for OTC-bilateral and OTC-cleared derivatives are mid-market inputs but, in certain cases, liquidity adjustments are made when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

     The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all OTC-bilateral and OTC-cleared derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its OTC-bilateral and
  OTC-cleared derivatives using standard swap curves which may include a spread to the risk-free rate, depending upon specific collateral arrangements. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with similar collateral arrangements. As the Company and its significant derivative counterparties generally execute trades at such pricing levels and hold sufficient collateral, additional credit risk adjustments are not currently required in the valuation process. The
  Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. An evaluation of the requirement to make additional credit risk adjustments is performed by the
  Company each reporting period.

                                    MTL-77

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Fair Value (continued)

   Freestanding Derivatives

     Level 2 Valuation Approaches and Key Inputs;

        This level includes all types of derivatives utilized by the Company.

        Freestanding derivatives are principally valued using the income approach. Valuations of non-option-based derivatives utilize present value techniques, whereas valuations of option-based derivatives utilize option pricing models. Key inputs are as follows:

             Instrument                        Interest Rate                Foreign Currency              Credit
                                                                             Exchange Rate
-----------------------------------------------------------------------------------------------------------------------
 Inputs common to Level 2 by           .swap yield curves             .swap yield curves            .swap yield curves
 instrument type                       .basis curves                  .basis curves                 .credit curves
                                       .interest rate volatility (1)  .currency spot rates          .recovery rates
                                                                      .cross currency basis curves
-----------------------------------------------------------------------------------------------------------------------
--------
(1) Option-based only.

  Embedded Derivatives

     Embedded derivatives are primarily included within funds withheld on ceded reinsurance. Embedded derivatives are recorded at estimated fair value with changes in estimated fair value reported in net income.

     The estimated fair value of the embedded derivatives within funds withheld related to certain ceded reinsurance is determined based on the change in estimated fair value of the underlying assets held by the Company in a reference portfolio backing the funds withheld liability. The estimated fair value of the underlying assets is determined as described in "-- Investments
  -- Securities, Short-term Investments and Other Investments." The estimated fair value of these embedded derivatives is included, along with their funds withheld hosts, in other liabilities on the consolidated balance sheets with changes in estimated fair value recorded in net derivative gains (losses).
  Changes in the credit spreads on the underlying assets, interest rates and market volatility may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

   Embedded Derivatives Within Liability Host Contracts

     Level 3 Valuation Approaches and Key Inputs:

       Embedded derivatives within funds withheld on ceded reinsurance

          These embedded derivatives are principally valued using the income approach. The valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curves and the fair value of assets within the reference portfolio. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data.
       Significant unobservable inputs generally include the fair value of certain assets within the reference portfolio which are not observable in the market and cannot be derived principally from, or corroborated by, observable market data.

                                    MTL-78

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Fair Value (continued)

  Transfers between Levels

     Overall, transfers between levels occur when there are changes in the observability of inputs and market activity.

   Transfers into or out of Level 3:

      Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency.
   Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.

  Assets and Liabilities Measured at Fair Value Using Significant Unobservable
  Inputs (Level 3)

     The following table presents certain quantitative information about the significant unobservable inputs used in the fair value measurement, and the sensitivity of the estimated fair value to changes in those inputs, for the more significant asset and liability classes measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at:

                                                                       December 31, 2020     December 31, 2019
                                                                      -------------------- ---------------------
                                                    Significant                 Weighted              Weighted
                          Valuation Techniques  Unobservable Inputs    Range   Average (1)   Range   Average (1)
                          --------------------  --------------------- -------- ----------- --------- -----------
Fixed maturity
 securities AFS (3)
U.S. corporate and         Matrix pricing       Offered quotes (4)    -- - 150     115       5 - 142     108
 foreign corporate.......
                           Market pricing       Quoted prices (4)     46 - 109      92      25 - 106      98
                          ---------------------------------------------------------------------------------------
Foreign government.......  Market pricing       Quoted prices (4)     134 -134     134     134 - 134     134
                          ---------------------------------------------------------------------------------------
RMBS.....................  Market pricing       Quoted prices (4)     70 - 109      97      68 - 104      96
                          ---------------------------------------------------------------------------------------
ABS......................  Market pricing       Quoted prices (4)     88 - 106     101      91 - 100      98
                          ---------------------------------------------------------------------------------------
                                                                          Impact of
                                                                      Increase in Input
                                                    Significant         on Estimated
                          Valuation Techniques  Unobservable Inputs    Fair Value (2)
                          --------------------  --------------------- -----------------
Fixed maturity
 securities AFS (3)
U.S. corporate and         Matrix pricing       Offered quotes (4)         Increase
 foreign corporate.......
                           Market pricing       Quoted prices (4)          Increase
                          -------------------------------------------------------------
Foreign government.......  Market pricing       Quoted prices (4)          Increase
                          -------------------------------------------------------------
RMBS.....................  Market pricing       Quoted prices (4)         Increase (5)
                          -------------------------------------------------------------
ABS......................  Market pricing       Quoted prices (4)         Increase (5)
                          -------------------------------------------------------------
--------
(1)The weighted average for fixed maturity securities AFS is determined based on the estimated fair value of the securities.

(2)The impact of a decrease in input would have resulted in the opposite impact on estimated fair value.

(3)Significant increases (decreases) in expected default rates in isolation would have resulted in substantially lower (higher) valuations.

(4)Range and weighted average are presented in accordance with the market convention for fixed maturity securities AFS of dollars per hundred dollars of par.

(5)Changes in the assumptions used for the probability of default would have been accompanied by a directionally similar change in the assumption used for the loss severity and a directionally opposite change in the assumptions used for prepayment rates.

     Generally, all other classes of assets and liabilities classified within
  Level 3 that are not included in the preceding table use the same valuation techniques and significant unobservable inputs as previously described for
  Level 3. The sensitivity of the estimated fair value to changes in the significant unobservable inputs for these other assets and liabilities is similar in nature to that described in the preceding table.

                                    MTL-79

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Fair Value (continued)

     The following tables summarize the change of all assets (liabilities)
  measured at estimated fair value on a recurring basis using significant unobservable inputs (Level 3):

                                                                          Fair Value Measurements Using
                                                                    Significant Unobservable Inputs (Level 3)
                                                       -------------------------------------------------------------------
                                                          Fixed Maturity Securities AFS
                                                       ----------------------------------
                                                                                                                    Net
                                                                                                       Separate  Embedded
                                                                     Structured  Foreign      Other    Accounts Derivatives
                                                       Corporate (6)  Products  Government Investments   (7)        (8)
                                                       ------------- ---------- ---------- ----------- -------- -----------
                                                                                  (In millions)
Balance, January 1, 2019..............................    $   608     $   237    $    40     $    --   $    --    $    40
Total realized/unrealized gains (losses) included in
  net income (loss) (1), (2)..........................        (11)          3         --          --        --        (89)
Total realized/unrealized gains (losses) included in
  AOCI................................................         99           4          4          --        --         --
Purchases (3).........................................        377          53         --          --        65         --
Sales (3).............................................        (35)        (30)        --          --        --         --
Issuances (3).........................................         --          --         --          --        --         --
Settlements (3).......................................         --          --         --          --        --         --
Transfers into Level 3 (4)............................          3          --         --          --        --         --
Transfers out of Level 3 (4)..........................        (88)        (26)        --          --        --         --
                                                          -------     -------    -------     -------   -------    -------
Balance, December 31, 2019............................    $   953     $   241    $    44     $    --   $    65    $   (49)
                                                          =======     =======    =======     =======   =======    =======
Total realized/unrealized gains (losses) included in
  net income (loss) (1), (2)..........................          4           2         --          35        (5)       (73)
Total realized/unrealized gains (losses) included in
  AOCI................................................        107           5         --          --        --         --
Purchases (3).........................................        752         151         --          --        86         --
Sales (3).............................................        (30)        (42)        --          --        (6)        --
Issuances (3).........................................         --          --         --          --        --         --
Settlements (3).......................................         --          --         --          --        --         --
Transfers into Level 3 (4)............................        441           5         --         126        --         --
Transfers out of Level 3 (4)..........................       (138)         --         --          --        --         --
                                                          -------     -------    -------     -------   -------    -------
Balance, December 31, 2020............................    $ 2,089     $   362    $    44     $   161   $   140    $  (122)
                                                          =======     =======    =======     =======   =======    =======
Changes in unrealized gains (losses) included in
  net income (loss) for the instruments still held at
  December 31, 2018: (5)..............................    $     2     $     2    $    --     $    --   $    --    $    66
                                                          =======     =======    =======     =======   =======    =======
Changes in unrealized gains (losses) included in
  net income (loss) for the instruments still held at
  December 31, 2019: (5)..............................    $   (13)    $     2    $    --     $    --   $    --    $   (89)
                                                          =======     =======    =======     =======   =======    =======
Changes in unrealized gains (losses) included in
  net income (loss) for the instruments still held at
  December 31, 2020: (5)..............................    $     4     $     2    $    --     $    35   $    --    $   (73)
                                                          =======     =======    =======     =======   =======    =======
Changes in unrealized gains (losses) included in
  AOCI for the instruments still held at
  December 31, 2020: (5)..............................    $   107     $     5    $    --     $    --   $    --    $    --
                                                          =======     =======    =======     =======   =======    =======
Gains (Losses) Data for the year ended
  December 31, 2018:
Total realized/unrealized gains (losses) included in
  net income (loss) (1), (2)..........................    $     3     $     2    $    --     $    --   $    --    $    65
Total realized/unrealized gains (losses) included in
  AOCI................................................    $   (51)    $    --    $    (2)    $    --   $    --    $    --

                                    MTL-80

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Fair Value (continued)

--------
(1)Amortization of premium/accretion of discount is included within net investment income. Impairments charged to net income (loss) on securities are included in net investment gains (losses). Lapses associated with net embedded derivatives are included in net derivative gains (losses).
   Substantially all realized/unrealized gains (losses) included in net income
   (loss) for net embedded derivatives are reported in net derivative gains
   (losses).

(2)Interest accruals, as well as cash interest coupons received, are excluded from the rollforward.

(3)Items purchased/issued and then sold/settled in the same period are excluded from the rollforward. Fees attributed to embedded derivatives are included in settlements.

(4)Items transferred into and then out of Level 3 in the same period are excluded from the rollforward.

(5)Changes in unrealized gains (losses) included in net income (loss) and included in AOCI relate to assets and liabilities still held at the end of the respective periods. Substantially all changes in unrealized gains
   (losses) included in net income (loss) for net embedded derivatives are reported in net derivative gains (losses).

(6)Comprised of U.S. and foreign corporate securities.

(7)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders within separate account liabilities. Therefore, such changes in estimated fair value are not recorded in net income (loss). For the purpose of this disclosure, these changes are presented within net investment gains (losses). Separate account assets and liabilities are presented net for the purposes of the rollforward.

(8)Embedded derivative assets and liabilities are presented net for purposes of the rollforward.

Fair Value of Financial Instruments Carried at Other Than Fair Value

   The following tables provide fair value information for financial instruments that are carried on the balance sheet at amounts other than fair value. These tables exclude the following financial instruments: cash and cash equivalents, accrued investment income and payables for collateral under securities loaned and other transactions. The Company believes that due to the short-term nature of these excluded assets, which are primarily classified in
Level 2, the estimated fair value approximates carrying value. All remaining balance sheet amounts excluded from the tables below are not considered financial instruments subject to this disclosure.

                                    MTL-81

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Fair Value (continued)

   The carrying values and estimated fair values for such financial instruments, and their corresponding placement in the fair value hierarchy, are summarized as follows at:

                                                 December 31, 2020
                                 -------------------------------------------------
                                               Fair Value Hierarchy
                                            ---------------------------
                                                                          Total
                                  Carrying                              Estimated
                                   Value    Level 1 Level 2   Level 3   Fair Value
                                 ---------- ------- ------- ----------- ----------
                                                   (In millions)
Assets
Mortgage loans.................. $    4,620 $    -- $    -- $     4,885 $    4,885
Policy loans.................... $    1,713 $    -- $    -- $     2,513 $    2,513
Other invested assets........... $      157 $    -- $   157 $        -- $      157
Premiums, reinsurance and other
  receivables................... $    1,074 $    -- $    87 $     1,149 $    1,236
Liabilities
Policyholder account balances... $    3,949 $    -- $    -- $     4,373 $    4,373
Long term debt.................. $      106 $    -- $   126 $        -- $      126
Other liabilities............... $       15 $    -- $    13 $         2 $       15
Separate account liabilities.... $      422 $    -- $   422 $        -- $      422

                                                December 31, 2019
                                 ------------------------------------------------
                                               Fair Value Hierarchy
                                            --------------------------
                                                                         Total
                                  Carrying                             Estimated
                                   Value    Level 1 Level 2  Level 3   Fair Value
                                 ---------- ------- ------- ---------- ----------
                                                  (In millions)
Assets
Mortgage loans.................. $    3,088 $    -- $    -- $    3,195 $    3,195
Policy loans.................... $    1,763 $    -- $    63 $    2,438 $    2,501
Other invested assets........... $      140 $    -- $   142 $       -- $      142
Premiums, reinsurance and other
  receivables................... $      964 $    -- $    11 $    1,022 $    1,033
Liabilities
Policyholder account balances... $    2,546 $    -- $    -- $    2,785 $    2,785
Long term debt.................. $      105 $    -- $   127 $       -- $      127
Other liabilities............... $      146 $    -- $   144 $        2 $      146
Separate account liabilities.... $      349 $    -- $   349 $       -- $      349

9. Long-term Debt

   The Company's long-term debt outstanding is comprised of a surplus note due in January 2024, which bears interest at a fixed rate of 7.63%. The outstanding balance of the surplus note was $106 million and $105 million at
December 31, 2020 and 2019, respectively.

   Payments of interest and principal on the Company's surplus note are subordinate to all other obligations and may be made only with the prior approval of the insurance department of the state of domicile.

   Interest expense related to the surplus note, included in other expenses, was $9 million for each of the years ended December 31, 2020, 2019 and 2018.

                                    MTL-82

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Equity

Statutory Equity and Income

   MTL prepares statutory-basis financial statements in accordance with statutory accounting practices prescribed or permitted by the Nebraska
Department of Insurance. The National Association of Insurance Commissioners
("NAIC") has adopted the Codification of Statutory Accounting Principles
("Statutory Codification"). Statutory Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. Modifications by the state insurance department may impact the effect of Statutory Codification on the statutory capital and surplus of MTL.

   The state of domicile of MTL imposes risk-based capital ("RBC") requirements that were developed by the NAIC. Regulatory compliance is determined by a ratio of a company's total adjusted capital, calculated in the manner prescribed by the NAIC ("TAC"), with modifications by the state insurance department, to its authorized control level RBC, calculated in the manner prescribed by the NAIC
("ACL RBC"), based on the statutory-based filed financial statements. Companies below specific trigger levels or ratios are classified by their respective levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences is twice ACL RBC ("CAL RBC"). The CAL
RBC ratios for MTL were in excess of 380% and 420% at December 31, 2020 and
2019, respectively.

   Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt and valuing securities on a different basis.

   In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by MTL are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within three years. Further, statutory accounting principles do not give recognition to purchase accounting adjustments.

   Nebraska has adopted a permitted accounting practice related to private placement variable life stable value, which impacts reserves. The impact of this permitted accounting practice increased the statutory capital and surplus of MTL for the years ended December 31, 2020 and 2019 by $3 million and
$5 million, respectively, compared to what capital and surplus would have been had it been measured under NAIC guidance.

   Statutory net income (loss) of MTL, a Nebraska domiciled insurer, was
($237) million, ($13) million and $76 million at December 31, 2020, 2019 and
2018, respectively. Statutory capital and surplus was $1.4 billion and
$1.5 billion at December 31, 2020 and 2019, respectively. All such amounts are derived from the statutory-basis financial statements as filed with the
Nebraska Department of Insurance.

                                    MTL-83

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Equity (continued)

Dividend Restrictions

   Under the Nebraska Insurance Code, MTL is permitted, without prior insurance regulatory clearance, to pay a stockholder dividend to MetLife, Inc. as long as the amount of the dividend, when aggregated with all other dividends in the preceding 12 months, does not exceed the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year, or
(ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains), not including pro rata distributions of MTL's own securities. MTL will be permitted to pay a dividend to MetLife, Inc. in excess of the greater of such two amounts only if it files notice of the declaration of such a dividend and the amount thereof with the
Director of the Nebraska Department of Insurance (the "Nebraska Director") and
the Nebraska Director either approves the distribution of the dividend or does not disapprove the distribution within 30 days of its filing. In addition, any dividend that exceeds earned surplus (defined as "unassigned funds (surplus)"
excluding unrealized capital gains) as of the immediately preceding calendar year requires insurance regulatory approval. Under the Nebraska Insurance Code, the Nebraska Director has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders.

   MTL did not pay a dividend for the years ended December 31, 2020 and 2019.
Under Nebraska Insurance Code, MTL has calculated that it may pay approximately
$84 million to MetLife, Inc. without prior regulatory approval by the end of
2021.

                                    MTL-84

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Equity (continued)

Accumulated Other Comprehensive Income (Loss)

   Information regarding changes in the balances of each component of AOCI was as follows:

                                                     Unrealized                       Foreign    Defined
                                                  Investment Gains     Unrealized    Currency    Benefit
                                                  (Losses), Net of   Gains (Losses) Translation   Plans
                                                 Related Offsets (1) on Derivatives Adjustments Adjustment   Total
                                                 ------------------- -------------- ----------- ---------- --------
                                                                            (In millions)
Balance at December 31, 2017....................      $    567          $    (8)     $    (13)   $    (9)  $    537
OCI before reclassifications....................          (593)              93             2          3       (495)
Deferred income tax benefit (expense)...........           122              (18)           --         (1)       103
                                                      --------          -------      --------    -------   --------
   AOCI before reclassifications, net of
     income tax.................................            96               67           (11)        (7)       145
Amounts reclassified from AOCI..................            38              (11)           --          1         28
Deferred income tax benefit (expense)...........            (8)               2            --         --         (6)
                                                      --------          -------      --------    -------   --------
   Amounts reclassified from AOCI, net of
     income tax.................................            30               (9)           --          1         22
                                                      --------          -------      --------    -------   --------
Cumulative effects of changes in accounting
  principles....................................            (2)              --            --         --         (2)
Deferred income tax benefit (expense),
  cumulative effects of changes in accounting
  principles....................................           117               (3)           (4)        (2)       108
                                                      --------          -------      --------    -------   --------
   Cumulative effects of changes in accounting
     principles, net of income tax..............           115               (3)           (4)        (2)       106
                                                      --------          -------      --------    -------   --------
Balance at December 31, 2018....................           241               55           (15)        (8)       273
OCI before reclassifications....................           795              (16)           14         (2)       791
Deferred income tax benefit (expense)...........          (167)               3            (3)        --       (167)
                                                      --------          -------      --------    -------   --------
   AOCI before reclassifications, net of
     income tax.................................           869               42            (4)       (10)       897
Amounts reclassified from AOCI..................           (27)               1            --          1        (25)
Deferred income tax benefit (expense)...........             6               --            --         --          6
                                                      --------          -------      --------    -------   --------
   Amounts reclassified from AOCI, net of
     income tax.................................           (21)               1            --          1        (19)
                                                      --------          -------      --------    -------   --------
   Cumulative effects of changes in accounting
     principles, net of income tax..............            --                1            --         --          1
                                                      --------          -------      --------    -------   --------
Balance at December 31, 2019....................           848               44            (4)        (9)       879
OCI before reclassifications....................           635             (137)            2         (1)       499
Deferred income tax benefit (expense)...........          (134)              29            --         --       (105)
                                                      --------          -------      --------    -------   --------
   AOCI before reclassifications, net of
     income tax.................................         1,349              (64)           (2)       (10)     1,273
Amounts reclassified from AOCI..................            (7)               3            --          1         (3)
Deferred income tax benefit (expense)...........             2               (1)           --         --          1
                                                      --------          -------      --------    -------   --------
   Amounts reclassified from AOCI, net of
     income tax.................................            (5)               2            --          1         (2)
                                                      --------          -------      --------    -------   --------
Balance at December 31, 2020....................      $  1,344          $   (62)     $     (2)   $    (9)  $  1,271
                                                      ========          =======      ========    =======   ========
--------
(1)See Note 6 for information on offsets to investments related to future policy benefits and DAC and VOBA.

                                    MTL-85

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Equity (continued)

   Information regarding amounts reclassified out of each component of AOCI was as follows:

                                                              Years Ended December 31,
                                                          --------------------------------
                                                            2020       2019        2018
                                                          --------  ---------  -----------
                                                                                             Consolidated Statements of
AOCI Components                                             Amounts Reclassified from AOCI      Operations Locations
------------------------------------------------------    --------------------------------  ------------------------------
                                                                    (In millions)
Net unrealized investment gains (losses):
Net unrealized investment gains (losses)................. $      9  $      29  $       (34) Net investment gains (losses)
Net unrealized investment gains (losses).................       (2)        (1)          --  Net investment income
Net unrealized investment gains (losses).................       --         (1)          (4) Net derivative gains (losses)
                                                          --------  ---------  -----------
    Net unrealized investment gains (losses), before
     income tax..........................................        7         27          (38)
Income tax (expense) benefit.............................       (2)        (6)           8
                                                          --------  ---------  -----------
    Net unrealized investment gains (losses), net of
     income tax..........................................        5         21          (30)
                                                          --------  ---------  -----------
Unrealized gains (losses) on derivatives - cash flow
 hedges:
Foreign currency exchange rate derivatives...............       (3)        (1)          --  Net investment gains (losses)
Foreign currency exchange rate derivatives...............       --         --           11  Net derivative gains (losses)
                                                          --------  ---------  -----------
    Gains (losses) on cash flow hedges, before income
     tax.................................................       (3)        (1)          11
Income tax (expense) benefit.............................        1         --           (2)
                                                          --------  ---------  -----------
    Gains (losses) on cash flow hedges, net of income
     tax.................................................       (2)        (1)           9
                                                          --------  ---------  -----------
Defined benefit plans adjustment: (1)
Amortization of net actuarial gains (losses), net of
 income tax..............................................       (1)        (1)          (1)
                                                          --------  ---------  -----------
    Total reclassifications, net of income tax........... $      2  $      19  $      (22)
                                                          ========  =========  ===========
--------
(1)These AOCI components are included in the computation of net periodic benefit costs.

11. Other Expenses

   Information on other expenses was as follows:

                                                                  Years Ended December 31,
                                                             ----------------------------------
                                                                2020        2019        2018
                                                             ----------  ----------  ----------
                                                                        (In millions)
General and administrative expenses (1)..................... $       50  $       56  $       89
Pension, postretirement and postemployment benefit costs....          2           3           2
Premium taxes, other taxes, and licenses & fees.............         25          21          18
Commissions and other variable expenses.....................        111         131         107
Capitalization of DAC.......................................        (41)        (39)        (44)
Amortization of DAC and VOBA................................         78          77          86
Interest expense on debt....................................          9           9           9
                                                             ----------  ----------  ----------
   Total other expenses..................................... $      234  $      258  $      267
                                                             ==========  ==========  ==========
--------
(1)Includes ($25) million, ($20) million and $7 million for the years ended
   December 31, 2020, 2019 and 2018, respectively, for the net change in cash surrender value of investments in certain life insurance policies, net of premiums paid.

                                    MTL-86

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

11. Other Expenses (continued)

Capitalization of DAC and Amortization of DAC and VOBA

   See Note 4 for additional information on DAC and VOBA including impacts of capitalization and amortization.

Expenses related to Debt

   See Note 9 for additional information on interest expense on debt.

Affiliated Expenses

   Commissions and other variable expenses, capitalization of DAC and amortization of DAC and VOBA include the impact of affiliated reinsurance transactions. See Notes 5 and 14 for a discussion of affiliated expenses included in the table above.

12. Income Tax

   The provision for income tax was as follows:

                                                Years Ended December 31,
                                            --------------------------------
                                               2020       2019        2018
                                            ---------  ----------  ---------
                                                      (In millions)
   Current:
   U.S. federal............................ $      76  $      110  $      29
   Deferred:
   U.S. federal............................       (61)        (81)        (1)
                                            ---------  ----------  ---------
      Provision for income tax expense
        (benefit).......................... $      15  $       29  $      28
                                            =========  ==========  =========

   The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported was as follows:

                                                                 Years Ended December 31,
                                                             -------------------------------
                                                                2020       2019       2018
                                                             ---------  ---------  ---------
                                                                      (In millions)
Tax provision at U.S. statutory rate........................ $      16  $      17  $      30
Tax effect of:
Dividend received deduction.................................        (1)        (1)        (1)
Tax-exempt income...........................................        (5)        (4)         1
Change in valuation allowance...............................        --          1         --
Other, net..................................................         5         16         (2)
                                                             ---------  ---------  ---------
   Provision for income tax expense (benefit)............... $      15  $      29  $      28
                                                             =========  =========  =========

   In December 2017, U.S. Tax Reform was signed into law. U.S. Tax Reform includes numerous changes in tax law, including a permanent reduction in the
U.S. federal corporate income tax rate from 35% to 21%, which took effect for taxable years beginning on or after January 1, 2018.

                                    MTL-87

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

12. Income Tax (continued)

   Deferred income tax represents the tax effect of the differences between the book and tax bases of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following at:

                                                                    December 31,
                                                             --------------------------
                                                                 2020          2019
                                                             ------------  ------------
                                                                    (In millions)
Deferred income tax assets:
Policyholder liabilities and receivables.................... $      1,157  $      1,216
Net operating loss carryforwards (1)........................            3             3
Employee benefits...........................................            5             6
Other.......................................................           12            24
                                                             ------------  ------------
   Total gross deferred income tax assets...................        1,177         1,249
Less: Valuation allowance...................................            3             3
                                                             ------------  ------------
   Total net deferred income tax assets.....................        1,174         1,246
                                                             ------------  ------------
Deferred income tax liabilities:
Investments, including derivatives..........................        1,085         1,220
Intangibles.................................................            9             9
DAC.........................................................           14            16
Net unrealized investment gains.............................          340           237
                                                             ------------  ------------
   Total deferred income tax liabilities....................        1,448         1,482
                                                             ------------  ------------
   Net deferred income tax asset (liability)................ $       (274) $       (236)
                                                             ============  ============
--------
(1)The Company has recorded a deferred tax asset of $3 million primarily related to U.S. state net operating loss carryforwards and an offsetting valuation allowance for the year ended December 31, 2020. U.S. state net operating loss carryforwards will expire between 2029 and 2040, whereas others have an unlimited carryforward period.

   The Company participates in a tax sharing agreement with MetLife, Inc., as described in Note 1. Pursuant to this tax sharing agreement, the amounts due to
MetLife, Inc. included $19 million and $33 million at December 31, 2020 and
2019, respectively.

   The Company files income tax returns with the U.S. federal government and various U.S. state and local jurisdictions. The Company is under continuous examination by the Internal Revenue Service and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction and subsidiary. The
Company is no longer subject to U.S. federal, state, or local income tax examinations for years prior to 2010.

   The Company's overall liability for unrecognized tax benefits may increase or decrease in the next 12 months. For example, U.S. federal tax legislation and regulation could impact unrecognized tax benefits. A reasonable estimate of the increase or decrease cannot be made at this time. However, the Company continues to believe that the ultimate resolution of the pending issues will not result in a material change to its consolidated financial statements, although the resolution of income tax matters could impact the Company's effective tax rate for a particular future period.

   The Company had no unrecognized tax benefits for the years ended
December 31, 2020, 2019 and 2018.

                                    MTL-88

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

13. Contingencies, Commitments and Guarantees

Contingencies

  Litigation

      Various litigation, claims or assessments against the Company may arise in the course of the Company's business. Further, state insurance regulatory and other federal and state authorities may make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

      It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. It is possible in certain cases that an adverse outcome could have a material effect upon the Company's financial position.

      On an annual basis, management reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's financial statements. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated.

  Pitt v. Metropolitan Tower Life, Inc., et al. (S.D. Cal., filed April 10,
  2020)

      In this putative class action, plaintiff alleges that the Company failed to comply with California statutes regarding lapse notice requirements for life insurance policies issued or delivered in the state. She seeks to represent a class of all past, present, and future owners and beneficiaries of the Company's individual life insurance policies in force on or after
   January 1, 2013 and governed by the relevant California statutes, where the policies underwent or will undergo lapse, termination, and/or reinstatement without the Company providing written notice of an actual 60-day grace period, a 30-day notice of impending lapse and termination, and/or an annual notice of a right to designate at least one other person to receive lapse-related communications. Plaintiff seeks declaratory and injunctive relief, as well as unspecified compensatory and punitive damages, and other relief. The Company denies any wrongdoing and intends to vigorously defend this action.

  Insolvency Assessments

      Many jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers or those that may become impaired, insolvent or fail. These associations levy assessments, up to prescribed limits, on all member insurers in a particular jurisdiction on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. In addition, certain jurisdictions have government owned or controlled organizations providing life, health and property and casualty insurance to their citizens, whose activities could place additional stress on the adequacy of guaranty fund assessments. Many of these organizations have the power to levy assessments similar to those of the guaranty associations. Some jurisdictions permit member insurers to recover assessments paid through full or partial premium tax offsets.

                                    MTL-89

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

13. Contingencies, Commitments and Guarantees (continued)

      Assets and liabilities held for insolvency assessments were as follows:

                                                             December 31,
                                                         ---------------------
                                                            2020       2019
                                                         ---------- ----------
                                                             (In millions)
 Other Assets:
 Premium tax offset for future discounted and
   undiscounted assessments............................. $        4 $        4
 Premium tax offset currently available for paid
   assessments..........................................          1          1
                                                         ---------- ----------
        Total........................................... $        5 $        5
                                                         ========== ==========
 Other Liabilities:
 Insolvency assessments................................. $        5 $        5
                                                         ========== ==========

Commitments

  Mortgage Loan Commitments

     The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $532 million and $206 million at December 31, 2020 and 2019, respectively.

  Commitments to Fund Private Corporate Bond Investments and Partnership
  Investments

     The Company commits to lend funds under private corporate bond investments and partnership investments. The amounts of these unfunded commitments were
  $1.0 billion and $793 million at December 31, 2020 and 2019, respectively.

Guarantees

   In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties such that it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third-party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from less than $1 million to $1 million, with a cumulative maximum of $2 million, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees, or commitments.

   In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

                                    MTL-90

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

13. Contingencies, Commitments and Guarantees (continued)

   The Company's recorded liabilities were less than $1 million at both
December 31, 2020 and 2019 for indemnities, guarantees and commitments.

14. Related Party Transactions

Service Agreements

   The Company has entered into various agreements with affiliates for services necessary to conduct its activities. Typical services provided under these agreements include personnel, policy administrative functions, and distribution services. The bases for such charges are modified and adjusted by management when necessary or appropriate to reflect fairly and equitably the actual cost incurred by the Company and/or its affiliates. Expenses and fees incurred with affiliates related to these agreements, recorded in other expenses, were
$76 million, $79 million and $74 million for the years ended December 31, 2020,
2019 and 2018, respectively. Total revenues received from affiliates, primarily related to a lease agreement, were $4 million, $4 million and $5 million for the years ended December 31, 2020, 2019 and 2018, respectively.

   The Company had net receivables (payables) to affiliates, related to the items discussed above, of $7 million and $5 million at December 31, 2020 and
2019, respectively.

   See Notes 5, 6 and 10 for additional information on related party transactions.

15. Subsequent Events

   The Company has evaluated events subsequent to December 31, 2020, through
April 9, 2021, which is the date these consolidated financial statements were available to be issued.

                                    MTL-91

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PART C OTHER INFORMATION

ITEM 30. EXHIBITS

(a)	Board of Directors Resolutions.

(1)

Resolution of the Board of Directors of Metropolitan Life Insurance Company effecting the establishment of Paragon Separate Account B (Incorporated herein by reference to the Registrant’s Registration Statement on Form N-6, File No. 333-133675, filed May 1, 2006.)

(2)

Resolution adopted by the Board of Directors of Paragon Life Insurance Company authorizing the establishment of Separate Account B of Paragon Life Insurance Company (Incorporated by reference to Post-Effective Amendment No. 12 to the Registrant’s Registration Statement on Form S-6, File No. 033-58796, filed April 28, 2000.)

(b)	Custodian Agreements. Not applicable.

(c)	Underwriting Contracts.

(1)

Amended and Restated Principal Underwriting Agreement between Metropolitan Life Insurance Company and MetLife Investors Distribution Company. (Incorporated herein by reference to Post-Effective Amendment No. 22 to this Registration Statement on Form S-6 (File No. 333-133675) filed on April 23, 2019.)

(2)

Form of Enterprise Selling Agreement (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-6, File No. 333-133675, filed February 6, 2008.)

(3)

Enterprise Sales Agreement between MetLife Investors Distribution Company and broker-dealers dated February 2010 (Incorporated herein by reference to Metropolitan Life Separate Account E’s Registration Statement on Form N-4, File No. 333-83716, filed April 13, 2010.)

(4)

Enterprise Sales Agreement between MetLife Investors Distribution Company and broker-dealers dated September 2012 (Incorporated herein by reference to Post-Effective Amendment No. 27 to Metropolitan Life Separate Account UL’S Registration Statement on Form N-6, File No. 033-47927, filed April 11, 2013.)

(d)	Contracts.

(1)	Form of Group Contract.

i.

Multi-Manager (Group Contract 30037) (Incorporated by reference to Post-Effective Amendment No. 13 to Paragon Separate Account A’s Registration Statement on Form S-6, File No. 033-18341, filed April 25, 2001.)

ii.

Scudder - (Group Contract 30020) (Incorporated by reference to Post-Effective Amendment No. 12 to Paragon Separate Account A’s Registration Statement on Form S-6, File No. 033-18341, filed April 28, 2000.)

2

(2)

Proposed Form of Individual Policy and Policy Riders: (30021) (3) (Incorporated by reference to Post-Effective Amendment No. 12 to Paragon Separate Account A’s Registration Statement on Form S-6, File No. 033-18341, filed on April 28, 2000.)

i.

Scudder - (Group Contract 30018) (Incorporated by reference to Pre-Effective Amendment No. 1 to Paragon Separate Account D’s Registration Statement on Form S-6, File No. 333-36515, filed February  26, 1998 and incorporated by reference to Post-Effective Amendment No.  12 to Paragon Separate Account A’s Registration Statement on Form S-6, File No. 033-18341, filed on April 28, 2000.)

ii.

Multi-Manager (30040) (Incorporated by reference to Pre-Effective Amendment No. 1 to Paragon Separate Account D’s Registration Statement on Form S-6, File No. 333-36515, filed February  26, 1998 and incorporated by reference to Post-Effective Amendment No.  12 to Paragon Separate Account A’s Registration Statement on Form S-6, File No. 033-18341, filed April  28, 2000.) (30045) (Incorporated by reference to Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form S-6, File No. 033-58796, filed April 30, 2002.)

Form of Certificate and Certificate Riders:

i.

Scudder - (30018) (Incorporated by reference to Pre-Effective Amendment No. 1 to Paragon Separate Account D’s Registration Statement on Form S-6, File No. 333-36515, filed February  26, 1998 and incorporated by reference to Post-Effective Amendment No.  12 to Paragon Separate Account A’s Registration Statement on Form S-6, File No. 033-18341, filed April 28, 2000.)

ii.

Multi-Manager (30036) (Incorporated by reference to Pre-Effective Amendment No. 1 to Paragon Separate Account D’s Registration Statement on Form S-6, File No. 333-36515, filed February  26, 1998 and incorporated by reference to Post-Effective Amendment No.  12 to Paragon Separate Account A’s Registration Statement on Form S-6, File No. 033-18341, filed April 28, 2000.)

iii.	Multi-Manager (30044) (Incorporated by reference to Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form S-6, File No. 033-58796, filed on April 30, 2002.)

iv.

MetFlex GVUL Certificate and Certificate Riders (G.24300 (2003) and 24300A, GCR02-dp, G.24300-1, G.24300-2, G24300-2A, G.24300-3, G.24300-4, G.24300-6, G.24300-6A, CR05-1) (Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form N-6, File No. 333-133675, filed December 23, 2008).

(e)	Applications.

(1)

Form of Application for Group Contract (10914) (Incorporated by reference to Post-Effective Amendment No. 12 to Paragon Separate Account A’s Registration Statement on Form S-6, File No. 033-18341, filed April  28, 2000.); (33906) (Incorporated by reference to Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form S-6, File No. 033-58796, filed April 30, 2002.)

3

(2)

Form of Application for Employee Insurance (Guaranteed Issue) (Group Contract 10915) (Incorporated by reference to Post-Effective Amendment No. 12 to the Registrant’s Registration Statement on Form S-6, File No. 033-58796, filed April  28, 2000.), (33910) (Incorporated by reference to Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form S-6, File No. 33-58796, filed April 30, 2002.)

(3)

Form of Application for Employee Insurance (Simplified Issue) (Group Contract 10921, 10920) (Incorporated by reference to Post-Effective Amendment No. 12 to Paragon Separate Account A’s Registration Statement on Form S-6, File No. 033-18341, filed April  28, 2000.); (33910) (Incorporated by reference to Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form S-6, File No. 033-58796, filed April 30, 2002.)

(4)

Form of Application for Spouse Insurance (Group Contract 10917) (Incorporated by reference to Post-Effective Amendment No. 12 to the Registrant’s Registration Statement on Form S-6, File No. 033-58796, filed April 28, 2000.)

(5)

Form of Application for Employee Insurance Guaranteed Issue (Individual Policy 10352, 33100) (Incorporated by reference to Post-Effective Amendment No. 12 to the Registrant’s Registration Statement on Form S-6, File No. 033-58796, filed April 28, 2000.)

(6)

Form of Application for Employee Insurance (Simplified Issue) (Individual Policy 10357) (Incorporated by reference to Post-Effective Amendment No. 12 to the Registrant’s Registration Statement on Form S-6, File No. 033-58796, filed April 28, 2000.)

(7)

Form of Application for Spouse Insurance (Individual Policy 10354) (Incorporated by reference to Post-Effective Amendment No. 12 to the Registrant’s Registration Statement on Form S-6, File No. 033-58796, filed April 28, 2000.)

(8)

Form of Application Supplement for (Scudder Direct Policy, 33105) (Incorporated by reference to Post-Effective Amendment No. 12 to Paragon Separate Account A’s Registration Statement on Form S-6, File No. 033-18341, filed April 28, 2000.)

(9)

Form of Application Supplement for (Multi-Manager Direct Policy, 33116) (Incorporated by reference to Post-Effective Amendment No. 12 to the Registrant’s Registration Statement on Form S-6, File No. 033-58796, filed April  28, 2000.) (33135) (Incorporated herein by reference to Post-Effective Amendment No.  3 to Metropolitan Life Separate Account UL’s Registration Statement on Form S-6, File No. 333-40161, filed April 6, 2000.)

(10)

Form of Application Supplement -Conditional Interim Coverage Agreement (33909) (Incorporated herein by reference to Post-Effective Amendment No. 3 to Metropolitan Life Separate Account UL’s Registration Statement on Form S-6, File No. 333-40161, filed on April 6, 2000.)

(f)	Depositor’s Certificate of Incorporation and By-Laws.

(1)

Restated Charter and By-laws of Metropolitan Life Insurance Company (Incorporated herein by reference to Post-Effective Amendment No. 3 to Metropolitan Life Separate Account UL’s Registration Statement on Form S-6 (File No. 333-40161) filed on April 6, 2000.)

4

(2)

Amended and Restated Charter and By-laws of Metropolitan Life Insurance Company (Incorporated herein by reference to Metropolitan Life Separate Account E’s Registration Statement on Form N-4 (File No. 333-83716) filed on March 5, 2002.)

(3)

Amended and Restated By-Laws of Metropolitan Life Insurance Company (Incorporated herein by reference to Post-Effective Amendment No.  3 to Registrant’s Registration Statement on Form N-6, File No. 333-133675, filed February 6, 2008.)

(4)

Amended and Restated Bylaws of Metropolitan Life Insurance Company (Incorporated herein by reference to Post-Effective Amendment No. 19 to Metropolitan Life Separate Account E’s Registration Statement on Form N-4 (File No. 333-176654) filed April 12, 2017.)

(g)	Reinsurance Agreements. (Incorporated by reference to Post-Effective Amendment No. 7 to the Registrant’s Registration Statement on Form N-6, File No. 033-58796, filed on April 30, 2003.)

(h)	Participation agreements.

(1)

Participation Agreement with Scudder Variable Series I (Incorporated by reference to the Pre-Effective Amendment No. 1 to Paragon Separate Account D’s Registration Statement on Form S-6, File No. 333-80393, filed September 1, 1999.)

(2)

Participation Agreement with MFS Variable Insurance Trust (Incorporated by reference to the Pre-Effective Amendment No. 1 to Paragon Separate Account D’s Registration Statement on Form S-6, File No. 333-80393, filed September 1, 1999.)

(3)

Participation Agreement with Putnam Capital Management Trust (Incorporated by reference to Pre-Effective Amendment No. 1 to Paragon Separate Account D’s Registration Statement on Form S-6, File No. 333-80393, filed September 1, 1999.)

(4)

Participation Agreement with Met Investors Series Trust (Incorporated herein by reference to Metropolitan Life Separate Account E’s Registration Statement on Form N-4, File No. 333-83716, filed March 5, 2002.)

(5)

Participation Agreement with Metropolitan Series Fund, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 9 to Metropolitan Life Separate Account E’s Registration Statement on Form N-4, File No. 333-83716, filed September 10, 2007.)

(6)

Amended and Restated Participation Agreement with Fidelity Variable Insurance Products Funds I, II, III, IV and V and First Amendment (Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registrant’s Registration Statement on Form N-6, File No. 333-133675, filed April 17, 2008.)

(7)

Participation Agreement with T. Rowe Price Equity Series, Inc. and T. Rowe Price Fixed Income Series, Inc. (Incorporated by reference to Pre-Effective Amendment No. 1 to Paragon Separate Account D’s Registration Statement on Form S-6, File No. 333-36515, filed February 26, 1998.)

5

(8)

Amendments to Participation Agreements with American Funds, DWS Variable Series and Fidelity Variable Insurance Product Funds (Incorporated herein by reference to Post-Effective Amendment No. 24 to Metropolitan Life Separate Account UL’S Registration Statement on Form N-6, File No. 033-57320, filed April 14, 2011.)

(9)

Amendments to the Participation Agreements with MFS Variable Insurance Trust, Met Investors Series Trust and Metropolitan Series Fund, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 25 to Metropolitan Life Separate Account UL’s Registration Statement on Form N-6, File No. 033-57320, filed April 12, 2012.)

(10)

Amendment No. 4 to the Participation Agreement with American Funds Insurance Series dated November 19, 2014 (Incorporated herein by reference to Post-Effective Amendment No. 18 to Metropolitan Life Separate Account E’s Registration Statement on Form N-4, File No. 333-176654, filed April 13, 2016.)

(11)

Participation Agreement dated March 6, 2017 by and among Brighthouse Funds Trust I, Metropolitan Life Insurance Company, Brighthouse Investment Advisers, LLC and Brighthouse Securities, LLC (Incorporated herein by reference to Post-Effective Amendment No. 19 to the Metropolitan Life Separate Account E’s Registration Statement on Form N-4 (File No. 333-176654) filed April 12, 2017.)

(12)

Participation Agreement dated March 6, 2017 by and among Brighthouse Funds Trust II, Metropolitan Life Insurance Company, Brighthouse Investment Advisers, LLC and Brighthouse Securities, LLC (Incorporated herein by reference to Post-Effective Amendment No. 19 to the Metropolitan Life Separate Account E’s Registration Statement on Form N-4 (File No. 333-176654) filed April 12, 2017.)

(13)

Amendment No. 6 dated May 1, 2016 to the Participation Agreement dated October 30, 1995 (as amended) among Metropolitan Life Insurance Company, Putnam Variable Trust and Putnam Retail Management Limited Partnership (Incorporated herein by reference to Post-Effective Amendment No. 31 to Metropolitan Life Separate Account UL’s Registration Statement on Form N-6, File No. 033-47927, filed April 13, 2017.)

(14)

Amendment dated May 1, 2016 to the Amended and Restated Participation Agreement dated May 1, 2009 among MFS Variable Insurance Trust, MFS Variable Insurance Trust II, Metropolitan Life Insurance Company and Massachusetts Financial Services Company (Incorporated herein by reference to Post-Effective Amendment No. 31 to Metropolitan Life Separate Account UL’s Registration Statement on Form N-6, File No. 033-47927, filed April 13, 2017.)

(15)

Amendment dated June 1, 2015 to the Participation Agreement dated November 25, 2002 between Metropolitan Life Insurance Company and Fidelity Distributors Corporation (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Metropolitan Life Separate Account E’s Registration Statement on Form N-4 (File No. 333-198314) filed April 12, 2017.)

6

(16)

Amendments 1 and 2 to the Participation Agreement dated August 1, 1996 by and among Metropolitan Life Insurance Company, T. Rowe Price Equity Series, Inc., T. Rowe Price Fixed Income Series, Inc., T. Rowe Price International Series Inc. and T. Rowe Price Investment Series, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 18 to Registrant’s Registration Statement on Form N-6 (File No. 333-133675) filed April 25, 2017.)

(17)

Amendment effective May 1, 2013 to the Participation Agreement dated August 1, 1996 as amended, by and among Metropolitan Life Insurance Company, T. Rowe Price Equity Series, Inc., T. Rowe Price Fixed Income Series, Inc., T. Rowe Price International Series Inc. and T. Rowe Price Investment Series, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 18 to Registrant’s Registration Statement on Form N-6 (File No. 333-133675) filed April 25, 2017.)

(18)

Amended and Restated Agreement dated January 26, 2018 among Fidelity Variable Insurance Products, Fidelity Distributors Corporation and Metropolitan Life Insurance Company. Filed with Post-Effective Amendment No. 5 to Registration Statement File Nos. 333-190296/ 811-04001 for Metropolitan Life Separate Account E on Form N-4, filed April 10, 2018 and is hereby incorporated by reference.

(19)

Amendment dated January 1, 2021 to the Participation Agreement dated March 6, 2017 by and among Brighthouse Funds Trust I, Metropolitan Life Insurance Company, Brighthouse Investment Advisers, LLC and Brighthouse Securities, LLC (Incorporated herein by reference to Post-Effective Amendment No. 27 to the Registration Statement on Form N-4 for Metropolitan Life Separate Account E (File No. 333-83716/811-04001) filed on April 30, 2021.)

(20)

Amendment dated January 1, 2021 to the Participation Agreement dated March 6, 2017 by and among Brighthouse Funds Trust I, Metropolitan Life Insurance Company, Brighthouse Investment Advisers, LLC and Brighthouse Securities, LLC (Incorporated herein by reference to Post-Effective Amendment No. 27 to the Registration Statement on Form N-4 for Metropolitan Life Separate Account E (File No. 333-83716/811-04001) filed on April 30, 2021.)

(i)	Administrative Contracts. Not applicable.

(j)	Other Material Contracts.

(1)	Guarantee Agreement (Incorporated herein by reference to the Registrant’s Registration Statement on Form N-6, File No. 333-133675, filed May 1, 2006.)

(k)	Legal Opinions.

(1)

Opinion and consent of Blackwell Sanders Peper Martin LLC, Counsel to General American Life Insurance Company (now Metropolitan Life Insurance Company pursuant to a merger of General American Life Insurance Company with and into Metropolitan Tower Life Insurance Company effective as of the close of business on April 27, 2018). (Incorporated herein by reference to the Registrant’s Registration Statement on Form N-6, File No. 333-133675, filed May 1, 2006.)

(l)	Actuarial Opinion. Not Applicable

(m)	Calculations. Not Applicable

(n)	Consent of Independent Registered Public Accounting Firm (Filed herewith.)

(o)	Omitted Financial Statements. No financial statements are omitted from Item 24.

(p)	Initial Capital Agreements. Not applicable.

(q)

Redeemability Exemption. Memorandum describing issuance, transfer and redemption procedures for the Policies and the procedure for conversion to a fixed benefit policy (Incorporated by reference to Post-Effective Amendment No. 12 to Paragon Separate Account A’s Registration Statement on Form S-6, File No. 033-18341, filed April 28, 2000.)

(r)	Form of Initial Summary Prospectuses (Filed herewith).

(1)	Initial Summary Prospectuses (Multi Manager II)

(2)	Initial Summary Prospectuses (Multi Manager D)

(3)	Initial Summary Prospectuses (Metflex GVUL D)

(4)	Initial Summary Prospectuses (Metflex GVUL D II)

7

(s)	Powers of Attorney

(1)

Powers of Attorney for Metropolitan Life Insurance Company and its designated separate accounts. (Incorporated herein by reference to the Registration Statement on Form S-3 (File No. 333-234816) filed on November 22, 2019.)

(2)

Powers of Attorney for Metropolitan Tower Life Insurance Company and its designated Separate Accounts other than Kevin Mackay, Charles Scully, Rebecca Tadikonda, and Bryan Boudreau (Incorporated by reference to the filing of Post-Effective Amendment No. 22 to Registration Statement No. 333- 133671 on April 24, 2020.)

(3)

Powers of attorney for Metropolitan Tower Life Insurance Company and its designated Separate Accounts for Kevin Mackay, Charles Scully, and Rebecca Tadikonda (Incorporated by reference to Post-Effective Amendment No. 18 to this Registration Statement on Form N-6 (File No. 002-95019) filed November 20, 2020.)

(4)	Power of attorney for Metropolitan Tower Life Insurance Company and its designated Separate Accounts for Bryan Boudreau (Filed herewith)

(t)

Representations regarding separate account financial statements. (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-6, File No. 333-133675, filed February 6, 2008.)

ITEM 31. DIRECTORS AND OFFICERS OF THE DEPOSITOR

Name and Principal Business Address	Positions and Offices with Depositor
R. Glenn Hubbard	Chairman of the Board and Director
Chairman of the Board, MetLife, Inc.
Dean Emeritus and Russell L. Carson
Professor of Economics and Finance,
Graduate School of Business, and Professor of Economics,
Faculty of Arts and Sciences,
Columbia University 200 Park Avenue
New York, NY 10166

Michel A. Khalaf	President and Chief Executive Officer
President and Chief Executive Officer	and Director
MetLife, Inc. 200 Park Avenue
New York, NY 10166

Cheryl W. Grisé	Director
Former Executive Vice President,
Northeast Utilities 200 Park Avenue
New York, NY 10166

Carlos M. Gutierrez	Director
Co-Chair,
The Albright Stonebridge Group 200 Park Avenue
New York, NY 10166

Gerald L. Hassell	Director
Former Chairman of the Board and Chief Executive Officer,
The Bank of New York Mellon Corporation 200 Park Avenue
New York, NY 10166

David L. Herzog	Director
Former Chief Financial Officer and
Executive Vice President of
American International Group 200 Park Avenue
New York, NY 10166

Edward J. Kelly, III	Director
Former Chairman, Institutional Clients Group,
Citigroup, Inc. 200 Park Avenue
New York, NY 10166

William E. Kennard	Director
Former U.S. Ambassador to the European Union 200 Park Avenue
New York, NY 10166

Catherine R. Kinney	Director
Founding President and Co-Chief Operating Officer,
New York Stock Exchange, Inc. 200 Park Avenue
New York, NY 10166

Diana McKenzie	Director
Former Chief Information Officer
Workday, Inc. 200 Park Avenue
New York, NY 10166

Denise M. Morrison	Director
Former President and Chief Executive Officer
Campbell Soup Company 1 Campbell Place
Camden, NJ 08103

Mark A. Weinberger	Director
Former Global Chairman and Chief Executive
Officer of EY Company 200 Park Avenue
New York, NY 10166

Set forth below is a list of certain principal officers of Metropolitan Life Insurance Company. The principal business address of each principal officer is 200 Park Avenue, New York, NY 10166 unless otherwise noted below.

NAME	POSITIONS WITH DEPOSITOR

Michel A. Khalaf	President and Chief Executive Officer

Marlene Debel	Executive Vice President and Chief Risk Officer

Toby Brown	Executive Vice President and Chief Auditor

Stephen W. Gauster	Executive Vice President and General Counsel

Esther Lee	Executive Vice President, Global Chief Marketing Officer

John Dennis McCallion	Executive Vice President and Chief Financial Officer

Lyndon Oliver	Executive Vice President and Treasurer

Bill Pappas	Executive Vice President, Global Technology & Operations

Susan Podlogar	Executive Vice President and Chief Human Resources Officer

Tamara Schock	Executive Vice President and Chief Accounting Officer

Ramy Tadros	President, U.S. Business

Steven J. Goulart	Executive Vice President and Chief Investment Officer

Kishore Ponnavolu	President, Asia

ITEM 32. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

The registrant is a separate account of MetLife under New York Insurance law. Under said law, the assets allocated to the separate account are the property of MetLife. MetLife is a wholly owned subsidiary of MetLife, Inc., a publicly traded company. The following outline indicates those persons who are controlled by or under common control with MetLife.

8

ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES

AS OF December 31, 2020

The following is a list of subsidiaries of MetLife, Inc. updated as of December 31, 2020. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors’ qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.

A.	MetLife Group, Inc. (NY)

1.	MetLife Pet Insurance Solutions, LLC (KY)

2.	Versant Health, Inc. (DE)

a)	Versant Health Holdco, Inc . (DE)

i)	Versant Health Consolidation Corp, (DE)

1)	WDV Acquisition Corp, (DE)

aa)	Davis Vision, Inc. (NY)

aaa)	Versant Health Lab, LLC (DE)

bbb)	Davis Vision IPA, Inc. (NY)

2)	Superior Vision Holdings, Inc. (DE)

aa)	Superior Procurement, Inc. (DE)

bb)	Superior Vision Services, Inc. (DE)

aaa)	Superior Vision Insurance, Inc. (AZ)

3)	Block Vision Holdings Corporation (DE)

aa)	Vision Twenty-One Managed Eye Care IPA, Inc. (NY)

bb)	Superior Vision Insurance Plan of Wisconsin, Inc. (WI)

cc)	Vision 21 Physician Practice Management Company (FL)

dd)	Superior Vision Benefit Management, Inc. (NJ)

aaa)	Vision 21 Managed Eye Care of Tampa Bay, Inc. (FL)

bbb)	Block Vision of Texas, Inc. (TX)

ccc)	UVC Independent Practice Association, Inc. (NY)

ddd)	MEC Health Care, Inc. (MD)

eee)	Superior Vision of New Jersey, Inc. (NJ)

3.	MetLife Services and Solutions, LLC (DE)

a)	MetLife Solutions Pte. Ltd. (Singapore)

i)	MetLife Services East Private Limited (India) - 99.99% is owned by MetLife Solutions Pte. Ltd. and .01% by Natiloportem Holdings, LLC

ii)	MetLife Global Operations Support Center Private Limited (India) - 99.99999% is owned by MetLife Solutions Pte. Ltd. and 0.00001% is owned by Natiloportem Holdings, LLC.

B.	MetLife Home Loans, LLC (DE)

C.	Metropolitan Tower Life Insurance Company (NE)

1.	MTL Leasing, LLC (DE)

a)	PREFCO XIV Holdings LLC (CT)

2.	MetLife Assignment Company, Inc. (DE)

D.

MetLife Chile Inversiones Limitada (Chile) - 72.35109659% is owned by MetLife, Inc., 24.8823628% by American Life Insurance Company (“ALICO”), 2.76654057% is owned by Inversiones MetLife Holdco Dos Limitada and 0.00000004% is owned by Natiloportem Holdings, LLC.

1.

MetLife Chile Seguros de Vida S.A. (Chile) - 99.996% of MetLife Chile Seguros de Vida S.A. is held by MetLife Chile Inversiones Limitada and 0.003% by International Technical and Advisory Services Limited (“ITAS”) and the rest by third parties.

a)

MetLife Chile Administradora de Mutuos Hipotecarios S.A. (Chile) - 99.9% of MetLife Chile Administradora de Mutuos Hipotecarios S.A. is held by MetLife Chile Seguros de Vida S.A. and 0.1% is held by MetLife Chile Inversiones Limitada.

2.

Inversiones MetLife Holdco Tres Limitada (Chile) - 97.13% of Inversiones MetLife Holdco Tres Limitada is owned by MetLife Chile Inversiones Limitada and 2.87% is owned by Inversiones MetLife Holdco Dos Limitada.

a)

AFP Provida S.A. (Chile) - 42.3815% of AFP Provida S.A. is owned by Inversiones MetLife Holdco Dos Limitada, 42.3815% is owned by Inversiones MetLife Holdco Tres Limitada, 10.9224% is owned by MetLife Chile Inversiones Limitada and the remainder is owned by the public.

i)	Provida Internacional S.A. (Chile) - 99.99% of Provida Internacional S.A. is owned by AFP Provida S.A and 0.01% is owned by MetLife Chile Inversiones Limitada.

1)	AFP Genesis Administradora de Fondos y Fidecomisos S.A. (Ecuador) - 99.9% of AFP Genesis Administradora de Fondos y Fidecomisos S.A. is owned by Provida Internacional S.A. and 0.1% by AFP Provida S.A.

3.

MetLife Chile Seguros Generales S.A. (Chile) - 99.98% of MetLife Chile Seguros Generales S.A. is owned by MetLife Chile Inversiones Limitada and 0.02% is owned by Inversiones MetLife Holdco Dos Limitada.

E.	MetLife Digital Ventures, Inc. (DE)

F.	Metropolitan Property and Casualty Insurance Company (RI)

1.	Metropolitan General Insurance Company (RI)

2.	Metropolitan Casualty Insurance Company (RI)

3.	Metropolitan Direct Property and Casualty Insurance Company (RI)

4.	MetLife Auto & Home Insurance Agency, Inc. (RI)

5.	Metropolitan Group Property and Casualty Insurance Company (RI)

6.	Metropolitan Lloyds, Inc. (TX)

a)

Metropolitan Lloyds Insurance Company of Texas (TX) - Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides automobile, homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

7.	Economy Fire & Casualty Company (IL)

a)	Economy Preferred Insurance Company (IL)

b)	Economy Premier Assurance Company (IL)

G.	Newbury Insurance Company, Limited (DE)

H.	MetLife Investors Group, LLC (DE)

1.	MetLife Investors Distribution Company (MO)

2.	MetLife Investments Securities, LLC (DE)

I.	Metropolitan Life Insurance Company (“MLIC”) (NY)

1.	MTU Hotel Owner, LLC (DE)

2.	ML-AI MetLife Member 5, LLC (DE)

3.	Pacific Logistics Industrial South, LLC (DE)

4.	ML Clal Member, LLC (DE)

5.	ML Third Army Industrial Member, LLC (DE)

6.	MFA Financing Vehicle CTR1, LLC (DE)

7.	ML One Bedminster, LLC (DE)

8.	METLIFE ASHTON AUSTIN OWNER, LLC (DE)

9.	METLIFE ACOMA OWNER, LLC (DE)

10.	MET 1065 HOTEL, LLC (DE)

11.	ML MATSON MILLS MEMBER LLC (DE)

12.	White Tract II, LLC (DE)

13.	MetLife Japan US Equity Owners LLC (DE)

1.	ML Sloan’s Lake Member, LLC (DE) - Metropolitan Life Insurance Company owns 55% and 45% by Metropolitan Tower Life Insurance Company.

2.	St. James Fleet Investments Two Limited (Cayman Islands)

a)	OMI MLIC Investments Limited (Cayman Islands)

3.	MLIC Asset Holdings II LLC (DE) MCJV, LLC (DE)

a)	El Conquistador MAH II LLC (DE)

4.	CC Holdco Manager, LLC (DE)

5.	Transmountain Land & Livestock Company (MT)

6.	Missouri Reinsurance, Inc. (Cayman Islands)

7.	Metropolitan Tower Realty Company, Inc. (DE)

a)	Midtown Heights, LLC (DE)

8.	MetLife RC SF Member, LLC (DE)

9.	23rd Street Investments, Inc. (DE)

a)	MetLife Capital Credit L.P. (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.

b)	MetLife Capital, Limited Partnership (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.

i) Met Canada Solar ULC (Canada)

10.	MetLife Holdings, Inc. (DE)

a)	MetLife Credit Corp. (DE)

b)	MetLife Funding, Inc. (DE)

11.	ML Southlands Member, LLC (DE) - Metropolitan Life Insurance Company owns 60% and 40% by Metropolitan Tower Life Insurance Company.

ML PORT CHESTER SC MEMBER, LLC (DE) - Metropolitan Life Insurance Company owns 60% and 40% is owned by Metropolitan Tower Life Insurance Company.

12.	Corporate Real Estate Holdings, LLC (DE)

13.	MetLife Tower Resources Group, Inc. (DE)

14.	ML Sentinel Square Member, LLC (DE)

15.	MetLife Securitization Depositor, LLC (DE)

16.	WFP 1000 Holding Company GP, LLC (DE)

17.	MTU Hotel Owner, LLC (DE) 13-5581829

18.	White Oak Royalty Company (OK)

19.	500 Grant Street GP LLC (DE)

20.	500 Grant Street Associates Limited Partnership (CT) - 99% of 500 Grant Street Associates Limited Partnership is held by Metropolitan Life Insurance Company and 1% by 500 Grant Street GP LLC.

21.	MetLife Retirement Services LLC (NJ)

22.	Euro CL Investments, LLC (DE)

23.	MEX DF Properties, LLC (DE)

24.	MSV Irvine Property, LLC (DE) - 4% of MSV Irvine Property, LLC is owned by Metropolitan Tower Realty Company, Inc. and 96% is owned by Metropolitan Life Insurance Company.

25.	MetLife Properties Ventures, LLC (DE)

26.	Housing Fund Manager, LLC (DE)

27.	MLIC Asset Holdings LLC (DE)

28.	The Building at 575 Fifth Avenue Mezzanine LLC (DE)

a)	The Building at 575 Fifth Retail Holding LLC (DE)

i)	The Building at 575 Fifth Retail Owner LLC (DE)

29.	ML Bridgeside Apartments LLC (DE)

30.	MetLife Chino Member, LLC (DE)

31.	MLIC CB Holdings LLC (DE)

32.	MetLife CC Member, LLC (DE) - 95.122% of MetLife CC Member, LLC is owned by Metropolitan Life Insurance Company and 4.878% is owned by Metropolitan Tower Life Insurance Company.

33.	Oconee Hotel Company, LLC (DE)

ML 300 THIRD MEMBER LLC (DE)

34.	Oconee Land Company, LLC (DE)

a)	Oconee Land Development Company, LLC (DE)

b)	Oconee Golf Company, LLC (DE)

c)	Oconee Marina Company, LLC (DE)

35.	1201 TAB Manager, LLC (DE)

36.	MetLife 1201 TAB Member, LLC (DE) - 96.9% of MetLife 1201 TAB Member, LLC is owned by Metropolitan Life Insurance Company and 3.1% is owned by Metropolitan Property and Casualty Insurance Company.

37.	MetLife LHH Member, LLC (DE) - 99% of MetLife LHH Member, LLC is owned by Metropolitan Life Insurance Company, and 1% is owned by Metropolitan Tower Life Insurance Company.

38.	1001 Properties, LLC (DE)

39.	6104 Hollywood, LLC (DE)

40.	Boulevard Residential, LLC (DE)

41.	ML-AI MetLife Member 3, LLC (DE)

42.	Marketplace Residences, LLC (DE)

43.	ML Swan Mezz, LLC (DE)

a)	ML Swan GP, LLC (DE)

44.	ML Dolphin Mezz, LLC (DE)

a)	ML Dolphin GP, LLC (DE)

45.	Haskell East Village, LLC (DE)

46.	MetLife Cabo Hilton Member, LLC (DE) - 83.1% of MetLife Cabo Hilton Member, LLC is owned by MLIC, 16.9% by Metropolitan Tower Life Insurance Company.

47.	150 North Riverside PE Member, LLC (DE) - MLIC owns an 81.45% membership interest and Metropolitan Tower Life Insurance Company owns a 18.55% membership interest

48.	ML Terraces, LLC (DE)

49.	Chestnut Flats Wind, LLC (DE)

50.	MetLife 425 MKT Member, LLC (DE)

51.	MetLife OFC Member, LLC (DE)

52.	MetLife THR Investor, LLC (DE)

53.	ML Southmore, LLC (DE) - 99% of ML Southmore, LLC is owned by MLIC and 1% by Metropolitan Tower Life Insurance Company.

54.	ML - AI MetLife Member 1, LLC (DE) - 95.199% of the membership interest is owned by MLIC and 4.801% by Metropolitan Property and Casualty Insurance Company.

55.	MetLife CB W/A, LLC (DE)

56.	MetLife Camino Ramon Member, LLC (DE) - 99% of MetLife Camino Ramon Member, LLC is owned by MLIC and 1% by Metropolitan Tower Life Insurance Company.

MCRE BLOCK 40, LP.

57.	10700 Wilshire, LLC (DE)

58.	Viridian Miracle Mile, LLC (DE)

59.	MetLife 555 12th Member, LLC (DE) - 94.6% is owned by MLIC and 5.4% by Metropolitan Tower Life Insurance Company.

60.	MetLife OBS Member, LLC (DE)

61.	MetLife 1007 Stewart, LLC (DE)

62.	ML-AI MetLife Member 2, LLC (DE) - 98.97% of ML-AI MetLife Member 2, LLC’s ownership interest is owned by MLIC and 1.03% by Metropolitan Tower Life Insurance Company.

63.	MetLife Treat Towers Member, LLC (DE)

64.	MetLife FM Hotel Member, LLC (DE)

a)	LHCW Holdings (U.S.) LLC (DE)

i)	LHC Holdings (U.S.) LLC (DE)

1)	LHCW Hotel Holding LLC (DE)

aa)	LHCW Hotel Holding (2002) LLC (DE)

bb)	LHCW Hotel Operating Company (2002) LLC (DE)

65.	ML Mililani Member, LLC (DE)- is owned at 95% by MLIC and 5% by Metropolitan Tower Life Insurance Company.

66.	MetLife SP Holdings, LLC (DE)

a)	MetLife Private Equity Holdings, LLC (DE)

67.	Buford Logistics Center, LLC (DE)

68.	MetLife Park Tower Member, LLC (DE)

a)	Park Tower REIT, Inc. (DE)

i)	Park Tower JV Member, LLC (DE)

69.	MCPP Owners, LLC (DE) - 87.34% is owned by MLIC, 1.81% by Metropolitan Tower Life Insurance Company, and 10.85% by MTL Leasing, LLC.

70.	ML-AI MetLife Member 5, LLC (DE)

71.	MetLife HCMJV 1 GP, LLC (DE)

METLIFE HCMJV 1 LP, LLC (DE)

72.	MetLife ConSquare Member, LLC (DE)

73.	MetLife Ontario Street Member, LLC (DE)

74.	1925 WJC Owner, LLC (DE)

ML BELLEVUE MEMBER, LLC (DE)

75.	MetLife Member Solaire, LLC (DE)

76.	Sino-US United MetLife Insurance Company, Ltd. - 50% of Sino-US United MetLife Insurance Company, Ltd. is owned by MLIC and 50% is owned by a third party.

METLIFE LEGAL PLANS, INC. (DE)

a)	METLIFE LEGAL PLANS OF FLORIDA, INC.

77.	ML Cerritos TC Member, LLC (DE) - Metropolitan Life Insurance Company owns 60% and 40% by Metropolitan Tower Life Insurance Company.

78.	MetLife Boro Station Member, LLC (DE)

79.	MetLife 8280 Member, LLC (DE)

80.	Southcreek Industrial Holdings, LLC (DE)

81.	MMP Owners, LLC (DE) - 98.82% is owned by MLIC and 1.18% is owned by Metropolitan Property and Casualty Insurance Company.

ML Armature Member, LLC (DE)

82.	ML-AI MetLife Member 4, LLC (DE) - 60% owned by MLIC and 40% owned by Metropolitan Tower Life Insurance Company.

MMP OWNERS III, LLC (DE)

a)	METLIFE MULTI-FAMILY PARTNERS III, LLC (DE)

b)	MMP HOLDINGS III, LLC (DE)

1.	MMP CEDAR STREET REIT, LLC (DE)

a.	MMP CEDAR STREET OWNER, LLC (DE)

2.	MMP SOUTH PARK REIT, LLC (DE)

a.	MMP SOUTH PARK OWNER, LLC (DE)

3.	MMP OLIVIAN REIT, LLC (DE)

a.	MMP OLIVIAN OWNER, LLC (DE)

MC PORTFOLIO JV MEMBER, LLC (DE)

J.	MetLife Capital Trust IV (DE)

K.	MetLife Investments Management, LLC. (MIM)

1.	MetLife Senior Direct Lending GP, LLC (DE)

a.	MetLife Senior Direct Lending Fund, LP (Cayman Islands)

i.	MetLife Senior Direct Lending Finco, LLC (DE)

aa)	MetLife Senior Direct Lending Holdings, LP (DE)

b.	MLJ US Feeder LLC (DE)

2.	MIM MetWest International Manager, LLC (DE)

3.	MIM ML-AI Venture 5 Manager, LLC (DE)

4.	MIM Clal General Partner, LLC (DE)

5.	MIM Third Army Industrial Manager, LLC (DE)

6.	MetLife 425 MKT Manager, LLC (DE)

7.	MetLife Alternatives GP, LLC (DE)

a)	MetLife International PE Fund I, LP (Cayman Islands) - 95.88% of the Limited Partnership interests of this entity is owned by MetLife Insurance K.K., 4.12% is owned by MetLife Mexico S.A.,

b)

MetLife International PE Fund II, LP (Cayman Islands) - 97.90% of the limited partnership interests of MetLife International PE Fund II, LP is owned by MetLife Insurance K.K., 2.1% by MetLife Mexico, S.A.

c)

MetLife International HF Partners, LP (Cayman Islands) - 90.30% of the Limited partnership interests of this entity is owned by MetLife Insurance K.K. and 9.70% is owned by MetLife Insurance Company of Korea Limited,

d)

MetLife International PE Fund III, LP (Cayman Islands) - 92.09% of the limited partnership interests of MetLife International PE Fund III, LP is owned by MetLife Insurance K.K., 7.91% is owned by MetLife Insurance Company of Korea Limited,

e)

MetLife International PE Fund IV, LP (Cayman Islands) - 94.21% of the limited partnership interests of MetLife International PE Fund IV, LP is owned by MetLife Insurance K.K., 3.79% is owned by MetLife Insurance Company of Korea Limited,

f)

MetLife International PE Fund V, LP (Cayman Islands) - 96.73% of the Limited partnership interests of this entity is owned by MetLife Insurance K.K., and the remaining 3.27% is owned by MetLife Insurance Company of Korea.

g)

MetLife International PE Fund VI, LP (Cayman Islands) - 96.53% of the Limited partnership interests of this entity is owned by MetLife Insurance K.K., and the remaining 3.47% is owned by MetLife Insurance Company of Korea.

8.	MetLife Loan Asset Management LLC (DE)

9.	MLIA SBAF COLONY MANAGER LLC (DE), METLIFE JAPAN US EQUITY FUND GP LLC (DE)

a)

MetLife Japan US Equity Fund LP (DE) - MetLife Japan US Equity Fund GP, LLC is general partner of MetLife Japan US Equity Fund LP (“Fund”). The following affiliates hold a limited partnership interest in the Fund LP: 51% is owned by MetLife Japan US Equity Owners LLC and 49% by MetLife Japan US Equity Owners (Blocker).

10.	MetLife Core Property Fund GP, LLC (DE)

a)

MetLife Core Property Fund, LP (DE) - MetLife Core Property Fund GP, LLC is the general partner of MetLife Core Property Fund, LP (the “Fund”). A substantial majority of the limited partnership interests in the Fund are held by third parties. The following affiliates hold limited partnership interests in the Fund: Metropolitan Life Insurance Company owns 12.65%, Metropolitan Life Insurance Company (on behalf of Separate Account 746) owns 2.04%, MetLife Insurance Company of Korea Limited owns 1.53%, MetLife Insurance K.K. owns 6.93%, Metropolitan Property and Casualty Insurance Company owns 1.43% and Metropolitan Tower Life Insurance Company owns 3.61%.

i)	MetLife Core Property REIT, LLC (DE)

1)

MCP Dillon Residential, LLC (DE); MCP Shakopee, LLC (DE); MCP Bradford, LLC (DE); MCP Stateline, LLC (DE); MetLife Core Property Holdings, LLC also holds, directly or indirectly, the following limited liability companies (indirect ownership indicated in parenthesis): MCP Alley24 East, LLC; MCPF Foxborough, LLC (100%); MCP One Westside, LLC; MCP 7 Riverway, LLC; MCPF Acquisition, LLC; MCP SoCal Industrial - Springdale, LLC; MCP SoCal Industrial - Concourse, LLC; MCP SoCal Industrial - Kellwood, LLC; MCP SoCal Industrial - Redondo, LLC; MCP SoCal Industrial - Fullerton, LLC; MCP SoCal Industrial - Loker, LLC; MCP Paragon Point, LLC; MCP 4600 South Syracuse, LLC; MCP The Palms at Doral, LLC; MCP Waterford Atrium, LLC; MCP EnV Chicago, LLC; MCP 1900 McKinney, LLC; MCP 550 West Washington, LLC; MCP 3040 Post Oak, LLC; MCP Plaza at Legacy, LLC; MCP SoCal Industrial - LAX, LLC; MCP SoCal Industrial - Anaheim, LLC; MCP SoCal Industrial - Canyon, LLC; MCP SoCal Industrial - Bernardo, LLC; MCP Ashton South End, LLC; MCP Lodge At Lakecrest, LLC; MCP Main Street Village, LLC; MCP Trimble Campus, LLC; MCP Stateline, LLC; MCP Highland Park Lender, LLC; MCP Buford Logistics Center Bldg B, LLC; MCP 22745 & 22755 Relocation Drive, LLC; MCP 9020 Murphy Road, LLC; MCP Northyards Holdco, LLC; MCP Northyards Owner, LLC (100%); MCP Northyards Master Lessee, LLC (100%); MCP VOA Holdings, LLC; MCP VOA I & III, LLC (100%); MCP VOA II, LLC (100%); MCP West Broad Marketplace, LLC; MCP Grapevine, LLC; MCP Union Row, LLC; MCP Fife Enterprise Center, LLC; MCP 2 Ames, LLC; MCP 2 Ames Two, LLC (100%); MCP 2 Ames One, LLC (100%); MCP 2 Ames Owner, LLC (100%); MCP 350 Rohlwing, LLC; MCP - Wellington, LLC; MCP Onyx, LLC; MCP Valley Forge, LLC; MCP Valley Forge Two, LLC (100%); MCP Valley Forge One, LLC(); MCP Valley Forge Owner, LLC (89%); MCP MA Property REIT, LLC; MCPF - Needham, LLC (100%); MCP 60 11th Street Member, LLC; 60 11th Street, LLC (100%); MCP - English Village, LLC; MCP 100 Congress Member, LLC; Des Moines Creek Business Park Phase II, LLC; Magnolia Park Member, LLC; MCP Denver Pavilions Member, LLC; MCP Buford Logistics Center 2 Member, LLC; MCP Seattle Gateway Industrial 1, LLC; MCP 249 Industrial Business Park Member, LLC; Seattle Gateway Industrial II, LLC; MCP Seventh and Osborn Retail Member, LLC; MCP Seventh and Osborn MF Member, LLC; Seventh and Osborn MF Venture, LLC (92.5%); High Street Seventh and Osborn Apartments, LLC (92.5%); MCP Block 23 Member, LLC; MCP Burnside Member, LLC; MCP Mountain Technology Center Member TRS, LLC; MCP Vineyard Avenue Member, LLC; MCP 93 Red River Member, LLC; MCP Frisco Office, LLC; MCP Center Avenue Industrial Member, LLC; MCP 220 York, LLC; MCP 1500 Michael, LLC; MCP Vance Jackson, LLC; MCP Sleepy Hollow Member, LLC; MCP Clawiter Innovation Member, LLC; MCP Hub I, LLC; MCP Hub 1 Property, LLC (100%); MCP Shakopee, LLC; MCP Bradford, LLC; MCP Dillon, LLC; MCP Dillon Residential, LLC.

aa)	MCP Property Management, LLC (DE)

bb)	MetLife Core Property TRS, LLC (DE)

MCP COMMON DESK TRS, LLC (DE)

11.	MetLife Commercial Mortgage Income Fund GP, LLC (DE)

a)

MetLife Commercial Mortgage Income Fund, LP (DE) - MetLife Commercial Mortgage Income Fund GP, LLC is the general partner of MetLife Commercial Mortgage Income Fund, LP (the “Fund”). A majority of the limited partnership interests in the Fund are held by third parties. The following affiliates hold limited partnership interests in the Fund: Metropolitan Life Insurance Company owns 32.15%, MetLife Insurance Company of Korea Limited owns 1.44%, and Metropolitan Tower Life Insurance Company owns 3.68% (the remainder is held by third party investors).

i)	MetLife Commercial Mortgage REIT, LLC (DE)

1)	MetLife Commercial Mortgage Originator, LLC (DE)

aa)	MCMIF Holdco I, LLC (DE)

bb)	MCMIF Holdco II, LLC (DE)

12.	MLIA SBAF Manager, LLC (DE)

13.	MLIA Manager I, LLC (DE)

14.	ML - URS PORT CHESTER SC MANAGER, LLC (DE), ML BELLEVUE MANAGER, LLC (DE) and MLIA Park Tower Manager, LLC (DE)

15.	MetLife Middle Market Private Debt GP, LLC (DE)

a.

MetLife Middle Market Private Debt Fund, LP (DE) - MetLife Middle Market Private Debt GP, LLC is the general partner of MetLife Middle Market Private Debt Fund, LP (the “Fund”). The following affiliates hold limited partnership interests in the Fund: MetLife Private Equity Holdings, LLC 30.96% and Metropolitan Life Insurance Company (30.96%), ..99% is held by MetLife Middle Market Private Debt, GP, LLC. The remainder is held by third party investors.

16.	MetLife Middle Market Private Debt Parallel GP, LLC (DE)

a. MetLife Middle Market Private Debt Parallel Fund, LP (Cayman Islands) - MetLife Middle Market Private Debt Parallel GP, LLC is the general partner of MetLife Middle Market Private Debt Parallel Fund, LP. The following affiliate holds a limited partnership interest in the Fund: MetLife Insurance K.K. (100%).

L.	SafeGuard Health Enterprises, Inc. (DE)

1.	MetLife Health Plans, Inc. (DE)

2.	SafeGuard Health Plans, Inc. (CA)

3.	SafeHealth Life Insurance Company (CA)

4.	SafeGuard Health Plans, Inc. (FL)

5.	SafeGuard Health Plans, Inc. (TX)

M.	Cova Life Management Company (DE)

N.	MetLife Reinsurance Company of Charleston (SC)

O.	MetLife Reinsurance Company of Vermont (VT)

P.	Delaware American Life Insurance Company (DE)

Q.	Federal Flood Certification LLC (TX)

R.	MetLife Global Benefits, Ltd. (Cayman Islands)

S.	99.99946% of Inversiones MetLife Holdco Dos Limitada is owned by MetLife, Inc., 0.000535% is owned by MetLife International Holdings, LLC. and 0.0000054% is owned by Natiloportem Holdings, LLC.

T.	MetLife Consumer Services, Inc. (DE)

U.	MetLife Global, Inc. (DE)

V.	MetLife Insurance Brokerage, Inc. (NY)

W.	American Life Insurance Company (ALICO) (DE)

1.	MetLife Insurance K.K. (Japan)

a)	Communication One Kabushiki Kaisha (Japan)

b)	FORTISSIMO CO., LTD (Japan)

c)	METLIFE JAPAN US EQUITY OWNERS (BLOCKER) LLC (DE)

2.	MetLife Global Holding Company I GmbH (SWISS I) (Switzerland)

a)	MetLife, Life Insurance Company (Egypt) - 84.125% of MetLife, Life Insurance Company is owned by MetLife Global Holding Company I GmbH and the remaining interests are owned by third parties.

b)	MetLife Global Holding Company II GmbH (Swiss II) (Switzerland)

i)	ALICO European Holdings Limited (Ireland)

1)	Closed Joint-stock Company Master-D (Russia)

aa)

Joint-Stock Company MetLife Insurance Company (Russia) - 51% of Joint Stock Company MetLife Insurance Company is owned by Closed Joint-stock Company Master-D and 49% is owned by MetLife Global Holding Company II GmbH.

ii)	MetLife Asia Holding Company Pte. Ltd. (Singapore)

1)	MetLife Innovation Centre Pte. Ltd. (Singapore)

2)	LumenLab Malaysia Sdn. Bhd. (Malaysia)

iii)	MetLife Reinsurance Company of Bermuda Ltd. (Bermuda)

iv)	MetLife Investment Management Limited (United Kingdom)

v)

MM Global Operations Support Center, S.A. de C.V. (Mexico) - 99.999509% of MM Global Operations Support Center, S.A. de C.V. is held by MetLife Global Holding Company II GmbH (Swiss) and 0.00049095% is held by MetLife Global Holding Company I GmbH (Swiss).

1.	Fundacion MetLife Mexico, A.C. (Mexico)

vi)

MetLife Colombia Seguros de Vida S.A. (Colombia) - 89.999965713458300000% of MetLife Colombia Seguros de Vida S.A. is owned by MetLife Global Holding Company II GmbH , 10.000031593881300000000% is owned by MetLife Global Holding Company I GmbH, 0.000000897553447019009% is owned by International Technical and Advisory Services Limited, 0.000000897553447019009% is owned by Borderland Investments Limited and 0.000000897553447019009% by Natiloportem Holdings, LLC.

vii)	PJSC MetLife (Ukraine) - 99.9988% of PJSC MetLife is owned by MetLife Global Holding Company II GmbH, .0006% is owned by ITAS and the remaining .0006% is owned by Borderland Investments Limited.

viii)	MetLife Innovation Centre Limited (Ireland)

ix)	MetLife EU Holding Company Limited (Ireland)

1)	MetLife Europe d.a.c (Ireland)

1.	MetLife Pension Trustees Limited (United Kingdom)

2)	Agenvita S.r.l. (Italy)

3)	MetLife Europe Insurance d.a.c (Ireland)

4)	MetLife Europe Services Limited (Ireland)

5)	MetLife Services, Sociedad Limitada (Spain)

6)	MetLife Slovakia S.r.o. (Slovakia) - 99.956% of MetLife Slovakia S.r.o. is owned by MetLife EU Holding Company Limited and 0.044% is owned by ITAS.

7)	MetLife Solutions S.A.S. (France)

8)

Metropolitan Life Societate de Administrare a unui Fond de Pensii Administrat Privat S.A. (Romania) - 99.9836% of Metropolitan Life Societate de Administrare a unui Fond de Pensii Administrat Privat S.A. is owned by MetLife EU Holding Company Limited and 0.0164% is owned by MetLife Services Sp z.o.o.

9)	MetLife Towarzystwo Ubiezpieczen na Zycie I Reasekuracji S.A. (Poland)

aa)	MetLife Services Sp z.o.o. (Poland)

bb)	MetLife Towarzystwo Funduszy Inwestycyjnych, S.A. (Poland)

cc)	MetLife Powszechne Towarzystwo Emerytalne S.A. (Poland)

10)	MetLife Services Cyprus Limited (Cyprus)

aa) Hellenic Alico Life Insurance Company, Ltd. (Cyprus) - 27.5% of Hellenic Alico Life Insurance Company, Ltd. is owned by MetLife Services Cyprus Limited and the remaining is owned by a third party.

11)	MetLife Services EOOD (Bulgaria)

12)	MetLife Life Insurance S.A. (Greece)

aa)	MetLife Mutual Fund Company (Greece) - 90% of MetLife Mutual Fund Company is owned by MetLife Life Insurance S.A. (Greece) and the remaining by a third party.

x)	MetLife Investment Management Holdings (Ireland) Limited (Ireland)

1)	MetLife Investments Asia Limited (Hong Kong)

2)	MetLife Syndicated Bank Loan Lux GP, S.a.r.l. (Luxembourg)

aa)

MetLife BL (Cayman), LP (Cayman Islands) - MetLife BL (Cayman), LP is an investors in the Fund. The following affiliates hold limited partnership interest in the feeder: MetLife Limited (3.14%), MetLife Insurance K.K. (93.72%) and MetLife Insurance Company of Korea Limited (3.14%).

bb)

MetLife Syndicated Bank Loan Fund, SCSp (Luxembourg) - MetLife Syndicated Bank Loan Lux GP, S.a.r..l. is the general partner of MetLife Syndicated Bank Loan Fund, SCSp (the “Fund”). The only investors in the Fund are MetLife BL Feeder (Cayman), LP and MetLife BL Feeder, LP.

3)	MetLife Investments Limited (United Kingdom) - 99.9% of MetLife Investments Limited (UK) is MetLife Investment Management Holdings (Ireland) Limited and .01% by MetLife Global Holding Company II GmbH.

4)

MetLife Latin America Asesorias e Inversiones Limitada (Chile) - 99.99% of MetLife Latin American Asesorias e Inversiones Limitada is owned by MetLife Investment Management Holdings (Ireland) Limited and .01% is owned by MetLife Global Holding Company II GmbH (Swiss).

5)	MetLife Global Infrastructure LUX GP, S.a.r.l. (Luxembourg)

xi)	MetLife Asia Services Sdn. Bhd (Malasya)

1)	ALICO OPERATIONS, LLC (DE)

2)	MetLife Asset Management Corp. (Japan) - The official entity name is “MetLife Asset Management Corp. (Japan)” and it is domiciled in Japan.

3)	MetLife Seguros S.A. (Uruguay)

xii)	MetLife International Holdings, LLC (DE)

1)	Natiloportem Holdings, LLC (DE)

aa) Excelencia Operativa y Tecnologica, S.A. de C.V. (Mexico) - 99% of Excelencia Operativa y Tecnologica, S.A. de C.V. is held by Natiloportem Holdings, LLC and 1% by MetLife Mexico Servicios, S.A. de C.V.

2)	PNB MetLife India Insurance Company Limited (India)- 32.05% is owned by MetLife International Holdings, LLC and the remainder is owned by third parties.

3)	95.46% is owned by MetLife International Holdings, LLC and 4.54% is owned by Natiloportem Holdings, LLC.

4)	MetLife Seguros S.A. (Argentina)- 95.5242% is owned by MetLife International Holdings, LLC, 2.6753% is owned by Natiloportem Holdings, LLC and 1.8005% by ITAS.

5)

Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil)-66.662% is owned by MetLife International Holdings, LLC, 33.337% is owned by MetLife Worldwide Holdings, LLC and 0.001% is owned by Natiloportem Holdings, LLC.

6)

MetLife Administradora de Fundos Multipatrocinados Ltda. (Brazil) - 99.99998% of MetLife Administradora de Fundos Multipatrocinados Ltda. is owned by MetLife International Holdings, LLC and 0.00002% by Natiloportem Holdings, LLC.

7)	MetLife Seguros de Retiro S.A. (Argentina) - 96.8897% is owned by MetLife International Holdings, LLC, 3.1102% is owned by Natiloportem Holdings, LLC and 0.0001% by ITAS

8)	Best Market S.A. (Argentina) - 5% of the shares are held by Natiloportem Holdings, LLC and 95% is owned by MetLife International Holdings, LLC.

9)	Compania Inversora MetLife S.A. (Argentina) - 95.46% is owned by MetLife International Holdings, LLC and 4.54% is owned by Natiloportem Holdings, LLC.

aa) MetLife Servicios S.A. (Argentina) - 19.13% of the shares of MetLife Servicios S.A. are held by Compania Inversora MetLife S.A., 79.88% is owned by MetLife Seguros S.A., .99% is held by Natiloportem Holdings, LLC.

10)	MetLife Worldwide Holdings, LLC (DE)

aa) BIDV MetLife Life Insurance Limited Liability Company (Vietnam) - 63.44% of BIDV MetLife Life Insurance Limited Liability Company is held by American Life Insurance Company and the remainder by third parties

11)	MetLife International Limited, LLC (DE)

12)	MetLife Planos Odontologicos Ltda. (Brazil) - 99.999% is owned by MetLife International Holdings, LLC and 0.001% is owned by Natiloportem Holdings, LLC.

13)	MetLife Asia Limited (Hong Kong)

14)	AmMetLife Insurance Berhad (Malaysia) - 50.000002% of AmMetLife Insurance Berhad is owned by MetLife International Holdings, LLC and the remainder is owned by a third party.

15)	AmMetLife Takaful Berhad (Malaysia) - 49.999997% of AmMetLife Takaful Berhad is owned by MetLife International Holdings, LLC and the remainder is owned by a third party.

16)	MAXIS GBN S.A.S. (France) - 50% of MAXIS GBN S.A.S. is held by MetLife International Holdings, LLC and the remainder by third parties.

17)

MetLife Mas, S.A. de C.V. (Mexico) - 99.99964399% MetLife Mas, S.A. de C.V. is owned by MetLife International Holdings, LLC and .00035601% is owned by International Technical and Advisory Services Limited.

aa) MetLife Global Holdings Corporation S.A. de C.V. (Mexico/Ireland) - 98.9% is owned by MetLife Ireland Holdings One Limited and 1.1% is owned by MetLife International Limited, LLC.

i)	MetLife Ireland Treasury d.a.c (Ireland)

1)	MetLife General Insurance Limited (Australia)

2)

MetLife Insurance Limited (Australia) - 91.16468% of MetLife Insurance Limited (Australia) is owned by MetLife Ireland Treasury d.a.c and 8.83532% is owned by MetLife Global Holdings Corp. S.A. de C.V.

aaa)	The Direct Call Centre PTY Limited (Australia)

bbb)	MetLife Investments PTY Limited (Australia)

i)

MetLife Insurance and Investment Trust (Australia) - MetLife Insurance and Investment Trust is a trust vehicle, the trustee of which is MetLife Investments PTY Limited (“MIPL”). MIPL is a wholly owned subsidiary of MetLife Insurance Limited.

ii)	Metropolitan Global Management, LLC (DE/Ireland) - 99.7% is owned by MetLife Global Holdings Corporation S.A. de C.V. and 0.3% is owned by MetLife International Holdings, LLC.

1)	MetLife Mexico Holdings, S. de R.L. de C.V. (Mexico) - 99.99995% is owned by Metropolitan Global Management, LLC and .00005% is owned by MetLife International Holdings, LLC.

aaa)	MetLife Pensiones Mexico S.A. (Mexico)- 97.5125% is owned by MetLife Mexico Holdings, S. de R.L. de C.V. and 2.4875% is owned by MetLife International Holdings, LLC.

bbb)	MetLife Mexico Servicios, S.A. de C.V. (Mexico) - 98% is owned by MetLife Mexico Holdings, S. de R.L. de C.V. and 2% is owned by MetLife International Holdings, LLC.

ccc)	MetLife Mexico S.A. (Mexico)- 99.050271% is owned by MetLife Mexico Holdings, S. de R.L. de C.V. and 0.949729% is owned by MetLife International Holdings, LLC.

i)	ML Capacitacion Comercial S.A. de C.V.(Mexico) - 99% is owned by MetLife Mexico S.A. and 1% is owned by MetLife Mexico Servicios, S.A. de C.V.

2)	MetLife Insurance Company of Korea Limited (South Korea) - 14.64% is owned by MetLife Mexico S.A. and 85.36% is owned by Metropolitan Global Management, LLC.

aaa)	MetLife Financial Services, Co., Ltd. (South Korea)

3.	Borderland Investments Limited (DE)

a)	ALICO Hellas Single Member Limited Liability Company (Greece)

4.	International Technical and Advisory Services Limited (“ITAS”) (DE)

5.	ALICO Properties, Inc. (DE) - 51% of ALICO Properties, Inc. is owned by ALICO and the remaining interests are owned by third parties.

a)	Global Properties, Inc. (DE)

X.	MetLife European Holdings, LLC (DE)

Y.	MetLife Investment Management Holdings, LLC (DE)

1)	MIM I LLC (PA), MIM EMD GP, LLC (DE)

2)	MIM Property Management, LLC (DE)

3)	MetLife Emerging Market Debt Blend Fund

a)	MIM Property Management of Georgia 1, LLC (DE)

b)	MIM MetWest International Manager, LLC (DE)

c)	MIM ML-AI Venture 5 Manager, LLC (DE)

d)	MIM Clal General Partner, LLC (DE)

4)	MetLife Real Estate Lending Manager LLC (DE)

5)	MetLife Real Estate Lending LLC (DE)

6)	ML Venture 1 Manager, S. de R.L. de C.V. (Mexico) - 99.9% is owned by MetLife Investment Management Holdings, LLC and 0.1% is owned by MetLife Investment Management Holdings (Ireland) Limited.

1) The voting securities (excluding directors’ qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.

2) The Metropolitan Money Market Pool and MetLife Intermediate Income Pool are pass-through investment pools, of which Metropolitan Life Insurance Company and/or its subsidiaries and/or affiliates are general partners.

3) The MetLife, Inc. organizational chart does not include real estate joint ventures and partnerships of which MetLife, Inc. and/or its subsidiaries is an investment partner. In addition, certain inactive subsidiaries have also been omitted.

4) MetLife Services EEIG is a cost-sharing mechanism used in the EU for EU-affiliated members.

ITEM 33. INDEMNIFICATION

As described in their respective governing documents, MetLife, Inc. (the ultimate parent of the Depositor and MetLife Investors Distribution Company, the Registrant’s principal underwriter (the “Underwriter”), which is incorporated in the state of Missouri) and the Depositor, which is incorporated in the state of New York, shall indemnify any person who is made or is threatened to be made a party to any civil or criminal suit, or any administrative or investigative proceeding, by reason of the fact that such person is or was a director or officer of the respective company, under certain circumstances, against liabilities and expenses incurred by such person.

MetLife, Inc. also has adopted a policy to indemnify employees (“MetLife Employees”) of MetLife, Inc. or its affiliates (“MetLife”), including any MetLife Employees serving as directors or officers of the Depositor or the Underwriter. Under the policy, MetLife, Inc. will, under certain circumstances, indemnify MetLife Employees for losses and expenses incurred in connection with legal actions threatened or brought against them as a result of their service to MetLife. The policy excludes MetLife directors and others who are not MetLife Employees, whose rights to indemnification, if any, are as described in the charter, bylaws or other arrangement of the relevant company.

MetLife, Inc. also maintains a Directors and Officers Liability and Corporate Reimbursement Insurance Policy under which the Depositor and the Underwriter, as well as certain other subsidiaries of MetLife, are covered. MetLife, Inc. also has secured a Financial Institutions Bond.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company, pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 34. PRINCIPAL UNDERWRITERS

(a) MetLife Investors Distribution Company is the principal underwriter and distributor of the Policies. MetLife Investors Distribution Company is the principal underwriter for the following investment companies:

General American Separate Account Two

General American Separate Account Eleven

General American Separate Account Twenty-Eight

General American Separate Account Twenty-Nine

Metropolitan Life Separate Account E

Metropolitan Life Separate Account UL

Metropolitan Life Variable Annuity Separate Account II

Metropolitan Tower Separate Account One

Metropolitan Tower Separate Account Two

New England Life Retirement Investment Account

New England Variable Annuity Fund I

Paragon Separate Account A

Paragon Separate Account B

Paragon Separate Account C

Paragon Separate Account D

Security Equity Separate Account 26

Security Equity Separate Account 27

Separate Account No. 13S.

(b) MetLife Investors Distribution Company is the principal underwriter for the Contracts. The following persons are officers and directors of MetLife Investors Distribution Company. The principal business address for MetLife Investors Distribution Company is 200 Park Avenue, New York, NY 10166.

Name and Principal Business Office	Positions and Offices With Underwriter
Derrick Kelson	Director, Chairman of the Board, President and Chief Executive Officer
200 Park Avenue
New York, NY 10166

Kelli Buford	Secretary
200 Park Avenue
New York, NY 10166

Christy Chandler	Director, Vice President
200 Park Avenue
New York, NY 10166

Bradd Chignoli	Director, Senior Vice President
501 Route 22
Bridgewater, NJ 08807

Charles Connery	Vice President and Treasurer
1 MetLife Way
Whippany, NJ 07981

Patricia Fox	Chief Compliance Officer
501 Route 22
Bridgewater, NJ 08807

Justin Saudo	Vice President and Chief Information Security
200 Park Avenue	Officer
New York, NY 10166

Thomas Schuster	Director, Senior Vice President
200 Park Avenue
New York, NY 10166

Stuart Turetsky	Chief Financial Officer
200 Park Avenue
New York, NY 10166

Robin Wagner	Chief Legal Officer
200 Park Avenue
New York, NY 10166

(c) Compensation from the Registrant.

9

The following aggregate amount of commissions and other compensation was received by the Distributor, directly or indirectly, from the Registrant and the other separate accounts of the Depositor, during their last fiscal year.

NAME OF PRINCIPAL UNDERWRITER	NET UNDERWRITING DISCOUNTS AND COMMISSIONS	COMPENSATION ON REDEMPTION	BROKERAGE COMMISSIONS	COMPENSATION
MetLife Investors Distribution Company	$7,814,043	$0	$0	$0

ITEM 35. LOCATION OF ACCOUNTS AND RECORDS

Accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained by the following companies:

(a)	Registrant

(b)	Metropolitan Life Insurance Company

MetLife GVUL; Suite 600; 11330 Olive Boulevard; St. Louis, Mo 63141

(c)	MetLife Investors Distribution Company

200 Park Avenue

New York, NY 10166.

(d)	Metropolitan Life Insurance Company

200 Park Avenue

New York, NY 10166

(e)	Metropolitan Life Insurance Company

18210 Crane Nest Road

Tampa, FL 33647

ITEM 36. MANAGEMENT SERVICES

All management contracts are discussed in Part A or Part B.

ITEM 37. FEE REPRESENTATION

Metropolitan Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Metropolitan Life Insurance Company.

UNDERTAKINGS OF THE DEPOSITOR

During any time there are insurance obligations outstanding and covered by the guarantee issued by Metropolitan Tower Life Insurance Company (“Guarantee Period”), filed as an exhibit to this Registration Statement (the “Guarantee”), the Depositor hereby undertakes to provide notice to policyholders covered by the Guarantee promptly after the happening of significant events related to the Guarantee.

10

Depositor hereby undertakes during the Guarantee Period to cause Registrant to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the current annual audited financial statements of the Guarantor in the Registration Statement are updated to be as of a date not more than 16 months from the effective date of this Registration Statement, and to cause Registrant to include as an exhibit to this Registration Statement the consent of the independent auditors of the Guarantor regarding such financial statements.

During the Guarantee Period, the Depositor hereby undertakes to include in the prospectus to policyholders, an offer to supply the Statement of Additional Information which shall contain the annual audited financial statements of the Guarantor, free of charge upon a policyholder’s request.

11

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Fairview Heights, and State of Illinois, on this 28th day of April, 2021.

Paragon Separate Account B
(Registrant)

By: Metropolitan Life Insurance Company
(Depositor)

By:	/s/ Elizabeth Rich
Elizabeth Rich
Assistant Vice President
Metropolitan Life Insurance Company

Metropolitan Life Insurance Company
(Depositor)

By:	/s/ Elizabeth Rich
Elizabeth Rich
Assistant Vice President
Metropolitan Life Insurance Company

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons, in the capacities indicated, on April 28, 2021.

*	Chairman of the Board Director
R. Glenn Hubbard

*	President, Chief Executive Officer and Director
Michel A. Khalaf

*	Executive Vice President, Chief Financial Officer
John McCallion

*	Executive Vice President and Chief Accounting Officer
Tamara Schock

*	Director
Cheryl W. Grise

*	Director
Carlos M. Gutierrez

*	Director
Gerald L. Hassell

*	Director
David L. Herzog

*	Director
Edward J. Kelly, III

*	Director
William E. Kennard

*	Director
Catherine R. Kinney

*	Director
Diana McKenzie

*	Director
Denise M. Morrison

*	Director
Mark A. Weinberger

By:	/s/ Robin Wagner
Robin Wagner
Assistant Vice President and Attorney-In-Fact
April 28, 2021

*	Metropolitan Life Insurance Company. Executed by Robin Wagner, on behalf of those indicated pursuant to powers of attorney.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Metropolitan Tower Life Insurance Company has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Naples, and the State of Florida, on April 28, 2021.

Metropolitan Tower Life Insurance Company
(Guarantor)

By:	/s/ Robin Wagner
Robin Wagner
Assistant Vice President
Metropolitan Tower Life Insurance Company

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on April 28, 2021.

*	President, Presiding Officer of the Board and Director
Graham Cox

*	Executive Vice President and Chief Accounting Officer
Tamara Schock

*	Senior Vice President and Chief Financial Officer
Michael Sakoulas

*	Director
Michael Borowski

*	Director
Bryan Boudreau

*	Director
Steven Caldwell

*	Executive Vice President, Executive Investment Officer and Director
Charles Scully

*	Director
Kevin Mackay

*	Director
Rebecca Tadikonda

*	Director
Michael Zarcone

By:	/s/ Robin Wagner
Robin Wagner
Assistant Vice President and Attorney-In-Fact
April 28, 2021

*	Metropolitan Tower Life Insurance Company. Executed by Robin Wagner, on behalf of those indicated pursuant to powers of attorney.

EXHIBIT INDEX

(n)		Consent of Independent Registered Public Accounting Firm
(r)	(1)	Initial Summary Prospectuses (Multi Manager II)
(r)	(2)	Initial Summary Prospectuses (Multi Manager D)
(r)	(3)	Initial Summary Prospectuses (Metflex GVUL D)
(r)	(4)	Initial Summary Prospectuses (Metflex GVUL D II)
(s)	(4)	Powers of Attorney for Metropolitan Tower Life Insurance Company